UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-09645

Columbia Funds Series Trust

(Exact name of registrant as specified in charter)

225 Franklin Street

Boston, Massachusetts 02110

(Address of principal executive offices) (Zip code)

Ryan Larrenaga

c/o Columbia Management Investment Advisers, LLC

225 Franklin Street

Boston, MA 02110

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 345-6611

Date of fiscal year end: February 28

Date of reporting period: February 28, 2018

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

Annual Report
February 28, 2018
Columbia Convertible Securities Fund
Not FDIC Insured • No bank guarantee • May lose value

President’s Message
Dear Shareholders,
The year 2017 was an extraordinary year in the financial markets. The S&P 500 Index didn’t experience a single down month and returned over 20% during the 12-month period. The index continued this trend into January 2018, which marked the fastest start for the index ever. Low volatility, which had been a feature of the U.S. equity market for the last several years, along with the surge in the S&P 500 Index, seemingly drove investor sentiment to very high levels. This arguably set the stage for an overdue correction, which we witnessed in February 2018.
A return to volatility
There have been few periods of market upheaval such as were experienced in the first part of 2018. While investors were taken by surprise by the sudden and pronounced market swings, the return to some level of volatility actually marked a resumption of relatively normal market conditions. Having said that, it’s important to distinguish between a good technical correction where excess enthusiasm in the marketplace is being let out, versus a real change in the underlying fundamentals – things like an underperforming economy or weaker corporate earnings. Our view is that the recent market volatility falls into the former category, and the fundamentals remain strong. We’re continuing to see improvements in global economic activity, and we’re seeing corporate earnings expectations continue to rise – and not just because of tax reform.
Consistency is more important than ever
It’s important to keep in mind that when it comes to long-term investing, it’s the destination, not the journey that matters most. If you have a financial goal that you’ve worked out with your financial advisor, and you have a good asset allocation plan to reach it, it’s a question of sticking with your plan rather than become focused on near-term volatility. Bouts of volatility are normal. After all, it’s hard to cross the ocean without hitting an occasional rough patch. You need to focus on the destination.
One final thought. In weathering volatility, it’s the consistency of the return that is essential. Investors who chase higher returns are usually the first to sell when an investment goes through a bad patch, and they therefore don’t tend to benefit from the recovery. More disciplined investors who perhaps panic less or not at all during periods of volatility, tend to have improved long-term results and are more likely to reach their financial goals. Nothing is more important to us than making sure those who have entrusted us to protect and grow their assets are able to do what matters most to them.
Your success is our priority. Talk to your financial advisor about how working with Columbia Threadneedle Investments may help you position your portfolio for consistent, sustainable outcomes, no matter the market conditions.
Sincerely,
Christopher O. Petersen
President, Columbia Funds
The S&P 500 Index, an unmanaged index, measures the performance of 500 widely held, large-capitalization U.S. stocks and is frequently used as a general measure of market performance. Past performance is no guarantee of future results.
Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
© 2018 Columbia Management Investment Advisers, LLC. All rights reserved.
Columbia Convertible Securities Fund   |  Annual Report 2018

Columbia Convertible Securities Fund  |  Annual Report 2018

Fund at a Glance
Investment objective
Columbia Convertible Securities Fund (the Fund) seeks total return, consisting of capital appreciation and current income.
Portfolio management
David King, CFA
Lead Portfolio Manager
Managed Fund since 2010
Yan Jin
Portfolio Manager
Managed Fund since 2006
Average annual total returns (%) (for the period ended February 28, 2018)
		Inception	1 Year	5 Years	10 Years
Class A	Excluding sales charges	09/25/87	12.65	9.99	7.16
	Including sales charges		6.15	8.70	6.53
Advisor Class*		11/08/12	12.91	10.27	7.31
Class C	Excluding sales charges	10/21/96	11.80	9.17	6.35
	Including sales charges		10.80	9.17	6.35
Institutional Class		05/21/99	12.91	10.27	7.43
Institutional 2 Class*		11/08/12	13.02	10.38	7.36
Institutional 3 Class*		10/01/14	13.03	10.28	7.30
Class R*		11/16/11	12.38	9.72	6.83
Class T*	Excluding sales charges	11/16/11	12.63	9.98	7.09
	Including sales charges		9.79	9.43	6.82
ICE BofAML All Convertibles All Qualities Index			10.77	10.20	7.83
Returns for Class A shares are shown with and without the maximum initial sales charge of 5.75%. Returns for Class C shares are shown with and without the 1.00% contingent deferred sales charge for the first year only. Returns for Class T shares are shown with and without the maximum initial sales charge of 2.50% per transaction. Prior to March 27, 2017, Class T shares were known as Class W shares and were not subject to sales charges. The Fund’s other share classes are not subject to sales charges and have limited eligibility. Effective November 1, 2017, Class R4, Class R5, Class Y and Class Z shares were renamed Advisor Class, Institutional 2 Class, Institutional 3 Class and Institutional Class shares, respectively. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each share class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting investor.columbiathreadneedleus.com or calling 800.345.6611.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit investor.columbiathreadneedleus.com/investment-products/mutual-funds/appended-performance for more information.
The ICE BofAML All Convertibles All Qualities Index measures the performance of U.S. dollar-denominated convertible securities not currently in bankruptcy with a total market value greater than $50 million at issuance.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
2	Columbia Convertible Securities Fund | Annual Report 2018

Fund at a Glance   (continued)
Performance of a hypothetical $10,000 investment (February 29, 2008 — February 28, 2018)
The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Convertible Securities Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.
Top 10 holdings (%) (at February 28, 2018)
Micron Technology, Inc. 02/15/2033 2.125%	3.0
Intel Corp. 08/01/2039 3.250%	3.0
Bank of America Corp. 12/31/2049 7.250%	2.7
Anthem, Inc. 05/01/2018 5.250%	2.5
DISH Network Corp. 08/15/2026 3.375%	2.4
Lam Research Corp.	2.3
Microchip Technology, Inc. 02/15/2037 2.250%	2.1
ServiceNow, Inc. 06/01/2022 0.000%	1.8
Microchip Technology, Inc. 02/15/2027 1.625%	1.8
Workday, Inc. 10/01/2022 0.250%	1.7
Percentages indicated are based upon total investments (excluding Money Market Funds).
For further detail about these holdings, please refer to the section entitled “Portfolio of Investments.”
Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.
Portfolio breakdown (%) (at February 28, 2018)
Common Stocks	5.0
Convertible Bonds	67.8
Convertible Preferred Stocks	22.3
Money Market Funds	4.9
Total	100.0
Percentages indicated are based upon total investments. The Fund’s portfolio composition is subject to change.

Columbia Convertible Securities Fund | Annual Report 2018	3

Manager Discussion of Fund Performance
For the 12-month period ended February 28, 2018, the Fund’s Class A shares returned 12.65% excluding sales charges. The Fund’s benchmark, the ICE BofAML All Convertibles All Qualities Index, returned 10.77% for the same time period. In a favorable environment for equities, the Fund outperformed its benchmark on the strength of security selection, driven by gains in the technology sector.
Confident investors drove markets higher
Despite tumult in U.S. and global politics and rising tensions with North Korea and Iran, investors focused on prospects for stronger economic growth and lower taxes, driving U.S. financial markets higher over the 12-month period ended February 28, 2018. U.S. economic growth picked up, as gross domestic product (GDP) expanded at an annualized rate of more than 3.0% for two consecutive quarters for the first time since 2014; 3% is approximately the long-term historical average growth rate of GDP. Even though jobs were lost as a result of hurricane disruptions during the third quarter of 2017, unemployment fell to 4.1%, as the U.S. labor market added an average of more than 190,000 new jobs per month during the period. Wage growth failed to keep pace with job growth, but there is hope that lower tax rates will move companies to raise wages more robustly. Global growth and a weaker U.S. dollar boosted exports. Solid manufacturing activity, higher consumer spending and expectations that less stringent regulation in certain industries would further boost growth also supported investor confidence.
The Federal Reserve raised the target range on its key short-term interest rate, the federal funds rate, three times in 2017, citing solid job and economic growth and progress toward its 2.0% inflation target. The federal funds rate target started the year at 0.75% to 1.0% and ended the year at 1.25% to 1.50%. Interest rates rose across the maturity spectrum. The 10-year Treasury benchmark closed the period at 2.87%.
This favorable backdrop proved supportive for stocks with the highest sensitivity to economic growth, particularly in information technology. The S&P 500 Index, a broad-based measure of U.S. equity returns, gained 17.10% for the 12 months ended February 28, 2018. The Bloomberg Barclays U.S. Aggregate Bond Index, which tracks returns of U.S. investment-grade government and corporate bonds, gained 0.51%.
Contributors and detractors
In the technology sector, positions in common shares of Nvidia and Lam Research and Micron convertibles led performance for the Fund. Nvidia makes semiconductor chips for emerging growth applications, such as data centers, car automation and virtual reality. The company continued to enjoy broad adoption of its products across a variety of end markets and solid revenue and earnings growth. We took profits and sold Nvidia during the period. Lam outperformed given strong end-market demand and pricing for its semiconductor test equipment. Both Nvidia and Lam aggressively raised their dividends, so that was an additional benefit for the Fund. Micron, a leader in memory and semiconductor technology, benefited from continued robust pricing in the memory chip market and increased demand from new growth applications in the data center market.
Elsewhere in the portfolio, positions in Mandatory Exchangeable Trust ADR, for which Alibaba, China’s mega e-commerce company, is the underlying equity; Red Hat, an open architecture software company, and Square, the technology driven credit card payment company that makes it easy to make little purchases using a mobile device, were additional technology-linked winners. Also, Lending Tree, an internet-based consumer lending company, made a significant contribution to Fund results.
In the health care sector, a position in Immunomedics, a biotechnology company focused on cancer detection and treatment, was another strong contributor to return. The convertible did so well during the period that the company tendered for it and we sold more than half of the Fund’s position.
Takeovers also played a role in the Fund’s favorable results. The most significant was Lennar’s acquisition of Ryland Homes and Cal Atlantic, which had merged. We owned Ryland convertibles and sold on the announcement, taking profits.
In a period of few major disappointments, the Fund lost ground on pharmaceutical giant Allergan, which faces patent losses on three major products, and Macquarie Infrastructure, which sold off on news that the company had reduced its dividend and was reinvesting for future growth. We sold the Allergan convertible. However, we continue to like Macquarie’s longer term prospects and held on to the position.
4	Columbia Convertible Securities Fund | Annual Report 2018

Manager Discussion of Fund Performance  (continued)
At period’s end
The environment for convertible securities remained positive throughout the period. The dominance of technology stocks in the recent equity rally and a rebound in growth stocks near the end of the period were both favorable factors for the convertibles market, which tends to be dominated by smaller companies and companies favored to grow, such as those in the technology sector. Convertible securities are also historically less vulnerable than bonds to rising interest rates. We continue to use bottom-up security selection to target convertible securities and other income-generating securities that have the potential for both price appreciation and high current income.
Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Convertible securities are subject to issuer default risk. A rise in interest rates may result in a price decline of fixed-income instruments held by the Fund, negatively impacting its performance and NAV. Falling rates may result in the Fund investing in lower yielding debt instruments, lowering the Fund’s income and yield. These risks may be heightened for longer maturity and duration securities. The Fund may also be forced to convert a convertible security at an inopportune time, which may decrease the Fund’s return. Non-investment-grade (high-yield or junk) securities present greater price volatility and more risk to principal and income than higher rated securities. Foreign investments subject the Fund to risks, including political, economic, market, social and others within a particular country, as well as to currency instabilities and less stringent financial and accounting standards generally applicable to U.S. issuers. Short positions (where the underlying asset is not owned) can create unlimited risk. Market or other (e.g., interest rate) environments may adversely affect the liquidity of Fund investments, negatively impacting their price. Generally, the less liquid the market at the time the Fund sells a holding, the greater the risk of loss or decline of value to the Fund.
The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
Columbia Convertible Securities Fund | Annual Report 2018	5

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
September 1, 2017 — February 28, 2018
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,054.60	1,019.24	5.71	5.61	1.12
Advisor Class (formerly Class R4)	1,000.00	1,000.00	1,055.90	1,020.48	4.43	4.36	0.87
Class C	1,000.00	1,000.00	1,050.80	1,015.52	9.51	9.35	1.87
Institutional Class (formerly Class Z)	1,000.00	1,000.00	1,055.80	1,020.48	4.43	4.36	0.87
Institutional 2 Class (formerly Class R5)	1,000.00	1,000.00	1,056.30	1,020.83	4.08	4.01	0.80
Institutional 3 Class (formerly Class Y)	1,000.00	1,000.00	1,056.20	1,021.08	3.82	3.76	0.75
Class R	1,000.00	1,000.00	1,053.30	1,018.00	6.97	6.85	1.37
Class T (formerly Class W)	1,000.00	1,000.00	1,054.70	1,019.24	5.71	5.61	1.12
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.
6	Columbia Convertible Securities Fund | Annual Report 2018

Portfolio of Investments
February 28, 2018
(Percentages represent value of investments compared to net assets)
Common Stocks 5.0%
Issuer	Shares	Value ($)
Consumer Discretionary 0.5%
Internet & Direct Marketing Retail 0.5%
Expedia, Inc.	40,000	4,206,800
Total Consumer Discretionary		4,206,800
Energy 0.3%
Oil, Gas & Consumable Fuels 0.3%
Ascent Resources, Class B(a),(b),(c)	10,248,729	2,295,715
Total Energy		2,295,715
Financials 0.2%
Diversified Financial Services 0.2%
Voya Financial, Inc.	42,500	2,168,350
Total Financials		2,168,350
Industrials 0.3%
Transportation Infrastructure 0.3%
Macquarie Infrastructure Corp.	65,000	2,632,500
Total Industrials		2,632,500
Information Technology 2.7%
Semiconductors & Semiconductor Equipment 2.2%
Lam Research Corp.	97,500	18,706,350
Technology Hardware, Storage & Peripherals 0.5%
Western Digital Corp.	50,000	4,352,000
Total Information Technology		23,058,350
Real Estate 0.5%
Equity Real Estate Investment Trusts (REITS) 0.5%
Alexandria Real Estate Equities, Inc.	35,000	4,245,850
Total Real Estate		4,245,850
Utilities 0.5%
Independent Power and Renewable Electricity Producers 0.5%
NRG Yield, Inc. Class A	255,000	3,921,900
Total Utilities		3,921,900
Total Common Stocks (Cost $32,819,094)		42,529,465

Convertible Bonds 67.6%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Airlines 0.5%
Air Transport Services Group, Inc.(d)
10/15/2024	1.125%	4,000,000	4,314,848
Convertible Bonds (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Automotive 1.9%
Meritor, Inc.(d)
10/15/2037	3.250%	6,000,000	6,375,828
Navistar International Corp.
04/15/2019	4.750%	3,730,000	3,865,862
Tesla, Inc.
03/15/2022	2.375%	5,100,000	6,242,910
Total			16,484,600
Cable and Satellite 2.3%
DISH Network Corp.
08/15/2026	3.375%	19,300,000	19,417,054
Consumer Cyclical Services 1.8%
Booking Holdings, Inc.
06/15/2020	0.350%	7,000,000	10,941,000
Ctrip.com International Ltd.
09/15/2022	1.250%	4,000,000	4,146,400
Total			15,087,400
Finance Companies 1.0%
iStar, Inc.(d)
09/15/2022	3.125%	4,400,000	4,205,907
TCP Capital Corp.
03/01/2022	4.625%	4,000,000	4,054,624
Total			8,260,531
Gaming 1.4%
Caesars Entertainment Corp.
10/01/2024	5.000%	6,300,000	12,261,356
Health Care 3.7%
Immunomedics, Inc.
02/15/2020	4.750%	1,000,000	3,389,000
Insulet Corp.(d)
11/15/2024	1.375%	6,500,000	6,819,234
Invacare Corp.
02/15/2021	5.000%	3,200,000	3,972,000
Nevro Corp.
06/01/2021	1.750%	4,000,000	4,452,952
Novavax, Inc.
02/01/2023	3.750%	8,500,000	5,880,938
Teladoc, Inc.(d)
12/15/2022	3.000%	6,000,000	7,150,920
Total			31,665,044

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Convertible Securities Fund | Annual Report 2018	7

Portfolio of Investments  (continued)
February 28, 2018
Convertible Bonds (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Home Construction 0.7%
SunPower Corp.
01/15/2023	4.000%	7,500,000	5,953,500
Independent Energy 1.7%
Chesapeake Energy Corp.
09/15/2026	5.500%	11,800,000	10,137,262
12/15/2038	2.250%	66,000	64,192
PDC Energy, Inc.
09/15/2021	1.125%	4,200,000	4,230,005
Total			14,431,459
Leisure 0.6%
World Wrestling Entertainment, Inc.(d)
12/15/2023	3.375%	3,000,000	4,863,000
Media and Entertainment 1.0%
Liberty Interactive LLC(d)
09/30/2046	1.750%	7,000,000	8,060,759
Metals and Mining 0.5%
Endeavour Mining Corp.(d)
02/15/2023	3.000%	4,200,000	4,383,960
Midstream 0.5%
Scorpio Tankers, Inc.(d)
07/01/2019	2.375%	4,790,000	4,330,620
Oil Field Services 1.3%
Bristow Group, Inc.
06/01/2023	4.500%	4,100,000	4,917,999
Cobalt International Energy, Inc.(e)
05/15/2024	0.000%	8,500,000	2,762,500
Oil States International, Inc.(d)
02/15/2023	1.500%	3,500,000	3,353,753
Total			11,034,252
Other Financial Institutions 1.7%
Encore Capital Group, Inc.(d)
03/15/2022	3.250%	4,800,000	5,424,000
Euronet Worldwide, Inc.
10/01/2044	1.500%	3,500,000	4,328,387
LendingTree, Inc.(d)
06/01/2022	0.625%	2,500,000	4,396,298
Total			14,148,685
Other Industry 0.8%
Green Plains, Inc.
09/01/2022	4.125%	6,500,000	6,449,034
Convertible Bonds (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Other REIT 3.6%
Apollo Commercial Real Estate Finance, Inc.
08/23/2022	4.750%	5,000,000	5,000,000
Blackstone Mortgage Trust, Inc.
05/05/2022	4.375%	6,500,000	6,371,150
IH Merger Sub LLC
01/15/2022	3.500%	7,500,000	8,257,950
New York Mortgage Trust, Inc.
01/15/2022	6.250%	4,300,000	4,220,450
Starwood Property Trust, Inc.
03/01/2018	4.550%	6,500,000	6,500,000
Total			30,349,550
Pharmaceuticals 12.9%
Acorda Therapeutics, Inc.
06/15/2021	1.750%	5,000,000	4,580,230
Aegerion Pharmaceuticals, Inc.
08/15/2019	2.000%	4,460,000	3,422,292
Alder Biopharmaceuticals, Inc.
02/01/2025	2.500%	6,500,000	6,236,880
AMAG Pharmaceuticals, Inc.
06/01/2022	3.250%	4,700,000	4,923,203
BioMarin Pharmaceutical, Inc.
10/15/2020	1.500%	6,300,000	6,961,500
Clovis Oncology, Inc.
09/15/2021	2.500%	3,000,000	3,680,628
Dermira, Inc.(d)
05/15/2022	3.000%	4,000,000	4,354,184
Fluidigm Corp.
02/01/2034	2.750%	5,340,000	4,554,016
ImmunoGen, Inc.
07/01/2021	4.500%	1,000,000	2,595,000
Impax Laboratories, Inc.
06/15/2022	2.000%	5,690,000	5,573,116
Innoviva, Inc.(d)
08/15/2025	2.500%	4,200,000	4,687,691
Insmed, Inc.
01/15/2025	1.750%	9,200,000	8,477,800
Intercept Pharmaceuticals, Inc.
07/01/2023	3.250%	10,700,000	8,527,076
Ionis Pharmaceuticals, Inc.
11/15/2021	1.000%	6,000,000	6,403,350
Ironwood Pharmaceuticals, Inc.
06/15/2022	2.250%	4,500,000	5,052,285
Medicines Co. (The)
07/15/2023	2.750%	5,800,000	5,369,350

The accompanying Notes to Financial Statements are an integral part of this statement.
8	Columbia Convertible Securities Fund | Annual Report 2018

Portfolio of Investments  (continued)
February 28, 2018
Convertible Bonds (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Pacira Pharmaceuticals, Inc.(d)
04/01/2022	2.375%	6,000,000	5,528,532
PTC Therapeutics, Inc.
08/15/2022	3.000%	5,800,000	5,017,000
Radius Health, Inc.
09/01/2024	3.000%	5,000,000	5,176,590
Sarepta Therapeutics, Inc.(d)
11/15/2024	1.500%	3,700,000	4,150,086
TESARO, Inc.
10/01/2021	3.000%	2,200,000	3,858,642
Total			109,129,451
Property & Casualty 1.5%
Heritage Insurance Holdings, Inc.(d)
08/01/2037	5.875%	3,400,000	4,275,840
MGIC Investment Corp.(d),(f)
Junior Subordinated
04/01/2063	9.000%	6,070,000	8,233,967
Total			12,509,807
Retailers 0.5%
GNC Holdings, Inc.
08/15/2020	1.500%	5,500,000	3,960,000
Technology 25.9%
Advanced Micro Devices, Inc.
09/01/2026	2.125%	2,600,000	4,468,464
Coupa Software, Inc.(d)
01/15/2023	0.375%	4,000,000	4,734,000
CSG Systems International, Inc.
03/15/2036	4.250%	4,000,000	4,454,160
Cypress Semiconductor Corp.
01/15/2022	4.500%	3,000,000	4,308,642
Flexion Therapeutics, Inc.(d)
05/01/2024	3.375%	3,300,000	3,979,711
IAC FinanceCo, Inc.(d)
10/01/2022	0.875%	5,700,000	6,614,189
Integrated Device Technology, Inc.
11/15/2022	0.875%	5,506,000	6,198,655
Intel Corp.
Junior Subordinated
08/01/2039	3.250%	10,000,000	23,800,400
Microchip Technology, Inc.(d)
Junior Subordinated
02/15/2037	2.250%	14,500,000	17,050,550
Microchip Technology, Inc. (d)
02/15/2027	1.625%	12,000,000	14,106,600
Convertible Bonds (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Micron Technology, Inc.
02/15/2033	2.125%	5,400,000	24,043,635
Okta, Inc.(d)
02/15/2023	0.250%	6,000,000	6,265,656
ON Semiconductor Corp.(d)
10/15/2023	1.625%	7,600,000	10,196,441
OSI Systems, Inc.(d)
09/01/2022	1.250%	4,000,000	3,572,500
Palo Alto Networks, Inc.(g)
07/01/2019	0.000%	5,300,000	8,390,992
Proofpoint, Inc.
06/15/2020	0.750%	3,100,000	4,332,250
Rambus, Inc.(d)
02/01/2023	1.375%	4,000,000	3,841,284
Red Hat, Inc.
10/01/2019	0.250%	5,000,000	10,013,755
Salesforce.com, Inc.
04/01/2018	0.250%	2,510,000	4,333,856
ServiceNow, Inc.(d),(g)
06/01/2022	0.000%	11,000,000	14,246,947
Silicon Laboratories, Inc.(d)
03/01/2022	1.375%	5,200,000	6,180,200
Square, Inc.(d)
03/01/2022	0.375%	3,000,000	6,180,900
Teradyne, Inc.
12/15/2023	1.250%	3,000,000	4,553,712
Viavi Solutions, Inc.(d)
03/01/2024	1.000%	4,800,000	4,812,480
Weibo Corp.(d)
11/15/2022	1.250%	3,300,000	4,011,787
Workday, Inc.(d)
10/01/2022	0.250%	12,500,000	13,520,325
Total			218,212,091
Tobacco 0.6%
Vector Group Ltd.(f)
04/15/2020	1.750%	4,720,000	5,151,078
Transportation Services 1.2%
Aegean Marine Petroleum Network, Inc.
12/15/2021	4.250%	6,000,000	3,627,600
Atlas Air Worldwide Holdings, Inc.
06/01/2024	1.875%	5,200,000	6,262,755
Total			9,890,355
Total Convertible Bonds (Cost $515,039,799)			570,348,434

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Convertible Securities Fund | Annual Report 2018	9

Portfolio of Investments  (continued)
February 28, 2018
Convertible Preferred Stocks 22.2%
Issuer		Shares	Value ($)
Consumer Staples 1.7%
Food Products 1.7%
Bunge Ltd.	4.875%	75,000	8,233,650
Post Holdings, Inc.	2.500%	45,000	6,477,430
Total			14,711,080
Total Consumer Staples			14,711,080
Energy 1.5%
Oil, Gas & Consumable Fuels 1.5%
Hess Corp.	8.000%	112,500	6,160,500
WPX Energy, Inc.	6.250%	100,000	6,153,000
Total			12,313,500
Total Energy			12,313,500
Financials 4.2%
Banks 2.6%
Bank of America Corp.	7.250%	17,000	21,752,010
Capital Markets 1.6%
AMG Capital Trust II	5.150%	130,000	8,134,737
Cowen, Inc.	5.625%	6,200	5,128,082
Total			13,262,819
Total Financials			35,014,829
Health Care 3.9%
Health Care Equipment & Supplies 1.5%
Becton Dickinson and Co.	6.125%	220,000	12,870,000
Health Care Providers & Services 2.4%
Anthem, Inc.	5.250%	350,000	20,083,000
Total Health Care			32,953,000
Industrials 1.5%
Machinery 1.5%
Rexnord Corp.	5.750%	72,500	4,573,300
Stanley Black & Decker, Inc.	5.375%	70,000	8,249,500
Total			12,822,800
Total Industrials			12,822,800
Information Technology 2.8%
Electronic Equipment, Instruments & Components 0.9%
Belden, Inc.	6.750%	75,000	7,431,750
Convertible Preferred Stocks (continued)
Issuer		Shares	Value ($)
Internet Software & Services 1.4%
Mandatory Exchangeable Trust(d)	5.750%	58,000	12,099,380
Technology Hardware, Storage & Peripherals 0.5%
NCR Corp. PIK	1.375%	2,877	3,781,127
Total Information Technology			23,312,257
Materials 0.6%
Chemicals 0.6%
A. Schulman, Inc.	6.000%	5,175	5,363,888
Total Materials			5,363,888
Real Estate 2.5%
Equity Real Estate Investment Trusts (REITS) 2.5%
Crown Castle International Corp.	6.875%	11,500	12,870,915
Welltower, Inc.	6.500%	150,000	8,175,000
Total			21,045,915
Total Real Estate			21,045,915
Utilities 3.5%
Electric Utilities 1.5%
NextEra Energy, Inc.	6.123%	230,000	12,719,000
Multi-Utilities 2.0%
DTE Energy Co.	6.500%	162,500	8,407,750
Sempra Energy	6.000%	85,000	8,605,060
Total			17,012,810
Total Utilities			29,731,810
Total Convertible Preferred Stocks (Cost $166,995,899)			187,269,079

Money Market Funds 4.9%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 1.544%(h),(i)	41,182,650	41,178,532
Total Money Market Funds (Cost $41,179,489)		41,178,532
Total Investments (Cost: $756,034,281)		841,325,510
Other Assets & Liabilities, Net		2,258,729
Net Assets		843,584,239

The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Convertible Securities Fund | Annual Report 2018

Portfolio of Investments  (continued)
February 28, 2018
Notes to Portfolio of Investments
(a)	Represents fair value as determined in good faith under procedures approved by the Board of Trustees. At February 28, 2018, the value of these securities amounted to $2,295,715, which represents 0.27% of net assets.
(b)	Non-income producing investment.
(c)	Valuation based on significant unobservable inputs.
(d)	Represents privately placed and other securities and instruments exempt from SEC registration (collectively, private placements), such as Section 4(a)(2) and Rule 144A eligible securities, which are often sold only to qualified institutional buyers. The Fund may invest in private placements determined to be liquid as well as those determined to be illiquid. Private placements may be determined to be liquid under guidelines established by the Fund’s Board of Trustees. At February 28, 2018, the value of these securities amounted to $226,322,377, which represents 26.83% of net assets.
(e)	Represents securities that have defaulted on payment of interest. The Fund has stopped accruing interest on these securities. At February 28, 2018, the value of these securities amounted to $2,762,500, which represents 0.33% of net assets.
(f)	Represents a variable rate security with a step coupon where the rate adjusts according to a schedule for a series of periods, typically lower for an initial period and then increasing to a higher coupon rate thereafter.
(g)	Zero coupon bond.
(h)	The rate shown is the seven-day current annualized yield at February 28, 2018.
(i)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended February 28, 2018 are as follows:

Issuer	Beginning shares	Shares purchased	Shares sold	Ending shares	Realized gain (loss) — affiliated issuers ($)	Net change in unrealized appreciation (depreciation) — affiliated issuers ($)	Dividends — affiliated issuers ($)	Value — affiliated issuers at end of period ($)
Columbia Short-Term Cash Fund, 1.544%
	32,345,699	330,213,336	(321,376,385)	41,182,650	(1,385)	(957)	276,644	41,178,532
Abbreviation Legend
PIK	Payment In Kind
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
¦	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
¦	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
¦	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Certain investments that have been measured at fair value using the net asset value (NAV) per share (or its equivalent) are not categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to reconcile the fair value hierarchy to the amounts presented in the Portfolio of Investments. The Columbia Short-Term Cash Fund seeks to provide shareholders with maximum current income consistent with liquidity and stability of principal. Columbia Short-Term Cash Fund prices its shares with a floating NAV and no longer seeks to maintain a stable NAV.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Convertible Securities Fund | Annual Report 2018	11

Portfolio of Investments  (continued)
February 28, 2018
Fair value measurements  (continued)
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.
The following table is a summary of the inputs used to value the Fund’s investments at February 28, 2018:
	Level 1 quoted prices in active markets for identical assets ($)	Level 2 other significant observable inputs ($)	Level 3 significant unobservable inputs ($)	Investments measured at net asset value ($)	Total ($)
Investments
Common Stocks
Consumer Discretionary	4,206,800	—	—	—	4,206,800
Energy	—	—	2,295,715	—	2,295,715
Financials	2,168,350	—	—	—	2,168,350
Industrials	2,632,500	—	—	—	2,632,500
Information Technology	23,058,350	—	—	—	23,058,350
Real Estate	4,245,850	—	—	—	4,245,850
Utilities	3,921,900	—	—	—	3,921,900
Total Common Stocks	40,233,750	—	2,295,715	—	42,529,465
Convertible Bonds	—	570,348,434	—	—	570,348,434
Convertible Preferred Stocks
Consumer Staples	—	14,711,080	—	—	14,711,080
Energy	12,313,500	—	—	—	12,313,500
Financials	21,752,010	13,262,819	—	—	35,014,829
Health Care	32,953,000	—	—	—	32,953,000
Industrials	12,822,800	—	—	—	12,822,800
Information Technology	7,431,750	15,880,507	—	—	23,312,257
Materials	—	5,363,888	—	—	5,363,888
Real Estate	21,045,915	—	—	—	21,045,915
Utilities	21,126,750	8,605,060	—	—	29,731,810
Total Convertible Preferred Stocks	129,445,725	57,823,354	—	—	187,269,079
Money Market Funds	—	—	—	41,178,532	41,178,532
Total Investments	169,679,475	628,171,788	2,295,715	41,178,532	841,325,510
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.
There were no transfers of financial assets between levels during the period.
The Fund does not hold any significant investments (greater than one percent of net assets) categorized as Level 3.
The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Convertible Securities Fund | Annual Report 2018

Portfolio of Investments  (continued)
February 28, 2018
Fair value measurements  (continued)
The Fund’s assets assigned to the Level 3 category are valued utilizing the valuation technique deemed the most appropriate in the circumstances. Certain common stocks classified as Level 3 are valued using a market approach. To determine fair value for these securities, management considered various factors which may have included, but were not limited to, the Fund’s pro-rata interest in the company’s capital balance, estimated earnings of the respective company, and the position of the security within the respective company’s capital structure. Significant increases (decreases) to any of these inputs would result in a significantly lower (higher) fair value measurement. Generally, a change in the fund’s pro-rata interest would result in a change to the company’s capital balance.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Convertible Securities Fund | Annual Report 2018	13

Statement of Assets and Liabilities
February 28, 2018
Assets
Investments in securities, at value
Unaffiliated issuers (cost $714,854,792)	$800,146,978
Affiliated issuers (cost $41,179,489)	41,178,532
Receivable for:
Investments sold	16,365,950
Capital shares sold	1,352,878
Dividends	749,357
Interest	3,054,864
Expense reimbursement due from Investment Manager	2,247
Prepaid expenses	2,019
Other assets	62
Total assets	862,852,887
Liabilities
Payable for:
Investments purchased	18,176,499
Capital shares purchased	817,503
Management services fees	18,541
Distribution and/or service fees	2,856
Transfer agent fees	63,406
Compensation of board members	129,493
Compensation of chief compliance officer	8
Other expenses	60,342
Total liabilities	19,268,648
Net assets applicable to outstanding capital stock	$843,584,239
Represented by
Paid in capital	770,266,214
Excess of distributions over net investment income	(2,525,569)
Accumulated net realized loss	(9,447,635)
Unrealized appreciation (depreciation) on:
Investments - unaffiliated issuers	85,292,186
Investments - affiliated issuers	(957)
Total - representing net assets applicable to outstanding capital stock	$843,584,239
The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia Convertible Securities Fund | Annual Report 2018

Statement of Assets and Liabilities  (continued)
February 28, 2018
Class A
Net assets	$248,052,415
Shares outstanding	12,154,631
Net asset value per share	$20.41
Maximum offering price per share(a)	$21.66
Advisor Class(b)
Net assets	$18,432,029
Shares outstanding	894,285
Net asset value per share	$20.61
Class C
Net assets	$40,418,955
Shares outstanding	1,987,923
Net asset value per share	$20.33
Institutional Class(c)
Net assets	$393,239,831
Shares outstanding	19,235,672
Net asset value per share	$20.44
Institutional 2 Class(d)
Net assets	$49,709,056
Shares outstanding	2,414,287
Net asset value per share	$20.59
Institutional 3 Class(e)
Net assets	$90,655,341
Shares outstanding	4,370,179
Net asset value per share	$20.74
Class R
Net assets	$3,031,171
Shares outstanding	148,672
Net asset value per share	$20.39
Class T(f)
Net assets	$45,441
Shares outstanding	2,233
Net asset value per share	$20.35
Maximum offering price per share(g)	$20.87

(a)	The maximum offering price per share is calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge of 5.75% for Class A shares.
(b)	Prior to November 1, 2017, Advisor Class shares were known as Class R4 shares.
(c)	Prior to November 1, 2017, Institutional Class shares were known as Class Z shares.
(d)	Prior to November 1, 2017, Institutional 2 Class shares were known as Class R5 shares.
(e)	Prior to November 1, 2017, Institutional 3 Class shares were known as Class Y shares.
(f)	Prior to March 27, 2017, Class T shares were known as Class W shares.
(g)	The maximum offering price per share is calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge of 2.50% per transaction for Class T shares.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Convertible Securities Fund | Annual Report 2018	15

Statement of Operations
Year Ended February 28, 2018
Net investment income
Income:
Dividends — unaffiliated issuers	$10,672,102
Dividends — affiliated issuers	276,644
Interest	15,248,752
Total income	26,197,498
Expenses:
Management services fees	6,298,642
Distribution and/or service fees
Class A	606,566
Class B(a)	399
Class C	394,563
Class R	16,012
Class T(b)	123
Transfer agent fees
Class A	301,489
Advisor Class(c)	19,549
Class B(a)	55
Class C	49,162
Class I(d)	581
Institutional Class(e)	404,068
Institutional 2 Class(f)	40,625
Institutional 3 Class(g)	7,891
Class R	3,992
Class T(b)	62
Compensation of board members	42,605
Custodian fees	8,787
Printing and postage fees	62,555
Registration fees	141,968
Audit fees	39,416
Legal fees	13,693
Compensation of chief compliance officer	162
Other	25,859
Total expenses	8,478,824
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(756,975)
Expense reduction	(680)
Total net expenses	7,721,169
Net investment income	18,476,329
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	39,352,539
Investments — affiliated issuers	(1,385)
Net realized gain	39,351,154
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	36,636,784
Investments — affiliated issuers	(957)
Net change in unrealized appreciation (depreciation)	36,635,827
Net realized and unrealized gain	75,986,981
Net increase in net assets resulting from operations	$94,463,310

(a)	Effective July 17, 2017, Class B shares were automatically converted to Class A shares.
(b)	Prior to March 27, 2017, Class T shares were known as Class W shares.
(c)	Prior to November 1, 2017, Advisor Class shares were known as Class R4 shares.
(d)	Effective March 27, 2017, Class I shares were redeemed or exchanged for Institutional 3 Class shares.
(e)	Prior to November 1, 2017, Institutional Class shares were known as Class Z shares.
(f)	Prior to November 1, 2017, Institutional 2 Class shares were known as Class R5 shares.
(g)	Prior to November 1, 2017, Institutional 3 Class shares were known as Class Y shares.
The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia Convertible Securities Fund | Annual Report 2018

Statement of Changes in Net Assets
	Year Ended February 28, 2018	Year Ended February 28, 2017
Operations
Net investment income	$18,476,329	$19,526,721
Net realized gain	39,351,154	19,840,597
Net change in unrealized appreciation (depreciation)	36,635,827	124,167,599
Net increase in net assets resulting from operations	94,463,310	163,534,917
Distributions to shareholders
Net investment income
Class A	(6,739,140)	(6,822,512)
Advisor Class(a)	(465,367)	(251,988)
Class B(b)	(1,037)	(3,540)
Class C	(817,792)	(704,524)
Class I(c)	(667,656)	(2,339,410)
Institutional Class(d)	(9,821,119)	(5,445,482)
Institutional 2 Class(e)	(2,196,731)	(1,585,722)
Institutional 3 Class(f)	(2,150,013)	(26,484)
Class R	(83,251)	(63,524)
Class T(g)	(1,375)	(1,964)
Total distributions to shareholders	(22,943,481)	(17,245,150)
Increase (decrease) in net assets from capital stock activity	44,429,491	(106,641,657)
Total increase in net assets	115,949,320	39,648,110
Net assets at beginning of year	727,634,919	687,986,809
Net assets at end of year	$843,584,239	$727,634,919
Excess of distributions over net investment income	$(2,525,569)	$(3,732,297)

(a)	Prior to November 1, 2017, Advisor Class shares were known as Class R4 shares.
(b)	Effective July 17, 2017, Class B shares were automatically converted to Class A shares.
(c)	Effective March 27, 2017, Class I shares were redeemed or exchanged for Institutional 3 Class shares.
(d)	Prior to November 1, 2017, Institutional Class shares were known as Class Z shares.
(e)	Prior to November 1, 2017, Institutional 2 Class shares were known as Class R5 shares.
(f)	Prior to November 1, 2017, Institutional 3 Class shares were known as Class Y shares.
(g)	Prior to March 27, 2017, Class T shares were known as Class W shares.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Convertible Securities Fund | Annual Report 2018	17

Statement of Changes in Net Assets   (continued)
	Year Ended		Year Ended
	February 28, 2018		February 28, 2017
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A(a)
Subscriptions (b)	2,884,158	55,952,259	3,650,467	63,376,934
Distributions reinvested	217,367	4,175,959	274,871	4,751,184
Redemptions	(6,461,623)	(122,715,632)	(7,474,044)	(127,018,452)
Net decrease	(3,360,098)	(62,587,414)	(3,548,706)	(58,890,334)
Advisor Class(c)
Subscriptions	563,583	11,111,339	458,751	8,033,043
Distributions reinvested	23,907	465,285	14,554	251,816
Redemptions	(319,576)	(6,361,222)	(803,788)	(13,301,085)
Net increase (decrease)	267,914	5,215,402	(330,483)	(5,016,226)
Class B(a)
Subscriptions	14	240	489	7,750
Distributions reinvested	43	772	160	2,722
Redemptions (b)	(8,944)	(166,122)	(13,853)	(226,366)
Net decrease	(8,887)	(165,110)	(13,204)	(215,894)
Class C
Subscriptions	401,508	7,796,904	248,250	4,360,350
Distributions reinvested	35,785	685,998	29,883	520,998
Redemptions	(719,242)	(13,767,086)	(1,158,471)	(19,420,721)
Net decrease	(281,949)	(5,284,184)	(880,338)	(14,539,373)
Class I(d)
Subscriptions	—	—	35,942	648,742
Distributions reinvested	36,463	667,718	135,771	2,339,342
Redemptions	(4,598,386)	(84,470,170)	(1,748,796)	(29,167,945)
Net decrease	(4,561,923)	(83,802,452)	(1,577,083)	(26,179,861)
Institutional Class(e)
Subscriptions	11,573,656	223,546,403	4,713,698	82,419,862
Distributions reinvested	333,051	6,413,438	169,768	2,934,757
Redemptions	(4,941,695)	(96,252,519)	(6,097,933)	(102,966,333)
Net increase (decrease)	6,965,012	133,707,322	(1,214,467)	(17,611,714)
Institutional 2 Class(f)
Subscriptions	1,032,319	20,162,601	2,287,436	39,026,750
Distributions reinvested	113,394	2,196,647	90,801	1,585,657
Redemptions	(2,203,774)	(44,150,364)	(1,452,964)	(25,240,211)
Net increase (decrease)	(1,058,061)	(21,791,116)	925,273	15,372,196
Institutional 3 Class(d),(g)
Subscriptions	4,856,182	90,806,162	18,185	322,982
Distributions reinvested	108,478	2,148,481	1,506	26,421
Redemptions	(661,453)	(13,271,495)	(5,754)	(99,190)
Net increase	4,303,207	79,683,148	13,937	250,213
Class R
Subscriptions	41,970	821,414	54,411	934,111
Distributions reinvested	1,006	19,252	903	15,678
Redemptions	(68,275)	(1,345,147)	(42,672)	(747,023)
Net increase (decrease)	(25,299)	(504,481)	12,642	202,766
Class T(h)
Distributions reinvested	68	1,299	110	1,906
Redemptions	(2,298)	(42,923)	(905)	(15,336)
Net decrease	(2,230)	(41,624)	(795)	(13,430)
Total net increase (decrease)	2,237,686	44,429,491	(6,613,224)	(106,641,657)

The accompanying Notes to Financial Statements are an integral part of this statement.
18	Columbia Convertible Securities Fund | Annual Report 2018

Statement of Changes in Net Assets   (continued)
(a)	Effective July 17, 2017, Class B shares were automatically converted to Class A shares.
(b)	Includes conversions of Class B shares to Class A shares, if any.
(c)	Prior to November 1, 2017, Advisor Class shares were known as Class R4 shares.
(d)	Effective March 27, 2017, Class I shares were redeemed or exchanged for Institutional 3 Class shares.
(e)	Prior to November 1, 2017, Institutional Class shares were known as Class Z shares.
(f)	Prior to November 1, 2017, Institutional 2 Class shares were known as Class R5 shares.
(g)	Prior to November 1, 2017, Institutional 3 Class shares were known as Class Y shares.
(h)	Prior to March 27, 2017, Class T shares were known as Class W shares.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Convertible Securities Fund | Annual Report 2018	19

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
Year ended	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains
Class A
2/28/2018	$18.64	0.43	1.89	2.32	(0.55)	—
2/28/2017	$15.07	0.47	3.52	3.99	(0.42)	—
2/29/2016	$19.53	0.38	(3.25)	(2.87)	(0.75)	(0.87)
2/28/2015	$19.22	0.28	0.92	1.20	(0.43)	(0.46)
2/28/2014	$15.68	0.34	3.58	3.92	(0.38)	—
Advisor Class(f)
2/28/2018	$18.82	0.48	1.90	2.38	(0.59)	—
2/28/2017	$15.21	0.50	3.57	4.07	(0.46)	—
2/29/2016	$19.69	0.45	(3.29)	(2.84)	(0.80)	(0.87)
2/28/2015	$19.37	0.33	0.93	1.26	(0.48)	(0.46)
2/28/2014	$15.80	0.37	3.62	3.99	(0.42)	—
Class C
2/28/2018	$18.57	0.29	1.87	2.16	(0.40)	—
2/28/2017	$15.02	0.34	3.50	3.84	(0.29)	—
2/29/2016	$19.46	0.25	(3.24)	(2.99)	(0.61)	(0.87)
2/28/2015	$19.16	0.14	0.91	1.05	(0.29)	(0.46)
2/28/2014	$15.63	0.21	3.58	3.79	(0.26)	—
Institutional Class(g)
2/28/2018	$18.67	0.48	1.88	2.36	(0.59)	—
2/28/2017	$15.10	0.51	3.52	4.03	(0.46)	—
2/29/2016	$19.56	0.42	(3.24)	(2.82)	(0.80)	(0.87)
2/28/2015	$19.25	0.33	0.92	1.25	(0.48)	(0.46)
2/28/2014	$15.70	0.38	3.59	3.97	(0.42)	—
Institutional 2 Class(h)
2/28/2018	$18.80	0.50	1.90	2.40	(0.61)	—
2/28/2017	$15.20	0.52	3.55	4.07	(0.47)	—
2/29/2016	$19.68	0.45	(3.27)	(2.82)	(0.82)	(0.87)
2/28/2015	$19.37	0.35	0.92	1.27	(0.50)	(0.46)
2/28/2014	$15.80	0.40	3.62	4.02	(0.45)	—
Institutional 3 Class(i)
2/28/2018	$18.94	0.51	1.91	2.42	(0.62)	—
2/28/2017	$15.31	0.53	3.58	4.11	(0.48)	—
2/29/2016	$19.81	0.51	(3.34)	(2.83)	(0.83)	(0.87)
2/28/2015 (j)	$19.21	0.13	0.90	1.03	(0.13)	(0.30)
The accompanying Notes to Financial Statements are an integral part of this statement.
20	Columbia Convertible Securities Fund | Annual Report 2018

Total distributions to shareholders	Proceeds from regulatory settlements	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)

(0.55)	—	$20.41	12.65%	1.22%	1.12% (c)	2.21%	67%	$248,052
(0.42)	—	$18.64	26.68%	1.25%	1.13% (c)	2.73%	72%	$289,232
(1.62)	0.03	$15.07	(15.46%) (d)	1.23% (e)	1.11% (c),(e)	2.11%	71%	$287,364
(0.89)	—	$19.53	6.44%	1.30% (e)	1.10% (c),(e)	1.49%	78%	$386,856
(0.38)	—	$19.22	25.38%	1.35%	1.12% (c)	1.97%	76%	$323,622

(0.59)	—	$20.61	12.91%	0.97%	0.87% (c)	2.43%	67%	$18,432
(0.46)	—	$18.82	27.00%	1.00%	0.88% (c)	2.95%	72%	$11,789
(1.67)	0.03	$15.21	(15.21%) (d)	1.00% (e)	0.87% (c),(e)	2.59%	71%	$14,556
(0.94)	—	$19.69	6.71%	1.05% (e)	0.85% (c),(e)	1.74%	78%	$3,027
(0.42)	—	$19.37	25.68%	1.10%	0.85% (c)	2.09%	76%	$685

(0.40)	—	$20.33	11.80%	1.97%	1.87% (c)	1.47%	67%	$40,419
(0.29)	—	$18.57	25.70%	2.00%	1.88% (c)	1.98%	72%	$42,161
(1.48)	0.03	$15.02	(16.06%) (d)	1.99% (e)	1.87% (c),(e)	1.38%	71%	$47,322
(0.75)	—	$19.46	5.62%	2.05% (e)	1.85% (c),(e)	0.74%	78%	$54,655
(0.26)	—	$19.16	24.46%	2.10%	1.87% (c)	1.21%	76%	$32,250

(0.59)	—	$20.44	12.91%	0.97%	0.87% (c)	2.49%	67%	$393,240
(0.46)	—	$18.67	26.94%	1.00%	0.88% (c)	2.97%	72%	$229,113
(1.67)	0.03	$15.10	(15.21%) (d)	0.98% (e)	0.86% (c),(e)	2.27%	71%	$203,574
(0.94)	—	$19.56	6.70%	1.05% (e)	0.85% (c),(e)	1.74%	78%	$816,941
(0.42)	—	$19.25	25.72%	1.10%	0.87% (c)	2.18%	76%	$465,328

(0.61)	—	$20.59	13.02%	0.90%	0.80%	2.54%	67%	$49,709
(0.47)	—	$18.80	27.08%	0.90%	0.79%	3.02%	72%	$65,291
(1.69)	0.03	$15.20	(15.13%) (d)	0.87% (e)	0.76% (e)	2.48%	71%	$38,717
(0.96)	—	$19.68	6.80%	0.86% (e)	0.73% (e)	1.86%	78%	$35,859
(0.45)	—	$19.37	25.86%	0.90%	0.71%	2.25%	76%	$946

(0.62)	—	$20.74	13.03%	0.85%	0.75%	2.58%	67%	$90,655
(0.48)	—	$18.94	27.14%	0.85%	0.74%	3.06%	72%	$1,269
(1.70)	0.03	$15.31	(15.09%) (d)	0.84% (e)	0.72% (e)	3.01%	71%	$812
(0.43)	—	$19.81	5.48%	0.81% (e),(k)	0.69% (e),(k)	1.88% (k)	78%	$61
Columbia Convertible Securities Fund | Annual Report 2018	21

Financial Highlights  (continued)
Year ended	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains
Class R
2/28/2018	$18.62	0.38	1.89	2.27	(0.50)	—
2/28/2017	$15.06	0.42	3.51	3.93	(0.37)	—
2/29/2016	$19.51	0.34	(3.24)	(2.90)	(0.71)	(0.87)
2/28/2015	$19.21	0.24	0.90	1.14	(0.38)	(0.46)
2/28/2014	$15.67	0.30	3.58	3.88	(0.34)	—
Class T(l)
2/28/2018	$18.59	0.43	1.88	2.31	(0.55)	—
2/28/2017	$15.03	0.46	3.52	3.98	(0.42)	—
2/29/2016	$19.48	0.38	(3.23)	(2.85)	(0.76)	(0.87)
2/28/2015	$19.20	0.31	0.87	1.18	(0.44)	(0.46)
2/28/2014	$15.66	0.34	3.58	3.92	(0.38)	—

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	The benefits derived from expense reductions had an impact of less than 0.01%.
(d)	The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.14%.
(e)	Ratios include line of credit interest expense which is less than 0.01%.
(f)	Prior to November 1, 2017, Advisor Class shares were known as Class R4 shares.
(g)	Prior to November 1, 2017, Institutional Class shares were known as Class Z shares.
(h)	Prior to November 1, 2017, Institutional 2 Class shares were known as Class R5 shares.
(i)	Prior to November 1, 2017, Institutional 3 Class shares were known as Class Y shares.
(j)	Institutional 3 Class shares commenced operations on October 1, 2014. Per share data and total return reflect activity from that date.
(k)	Annualized.
(l)	Prior to March 27, 2017, Class T shares were known as Class W shares.
The accompanying Notes to Financial Statements are an integral part of this statement.
22	Columbia Convertible Securities Fund | Annual Report 2018

Total distributions to shareholders	Proceeds from regulatory settlements	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)

(0.50)	—	$20.39	12.38%	1.47%	1.37% (c)	1.97%	67%	$3,031
(0.37)	—	$18.62	26.32%	1.50%	1.38% (c)	2.44%	72%	$3,240
(1.58)	0.03	$15.06	(15.63%) (d)	1.49% (e)	1.37% (c),(e)	1.91%	71%	$2,429
(0.84)	—	$19.51	6.13%	1.55% (e)	1.35% (c),(e)	1.24%	78%	$2,412
(0.34)	—	$19.21	25.08%	1.60%	1.37% (c)	1.72%	76%	$2,423

(0.55)	—	$20.35	12.63%	1.21%	1.12% (c)	2.20%	67%	$45
(0.42)	—	$18.59	26.69%	1.25%	1.13% (c)	2.70%	72%	$83
(1.63)	0.03	$15.03	(15.43%) (d)	1.23% (e)	1.11% (c),(e)	2.07%	71%	$79
(0.90)	—	$19.48	6.33%	1.25% (e)	1.05% (c),(e)	1.55%	78%	$130
(0.38)	—	$19.20	25.41%	1.35%	1.12% (c)	1.98%	76%	$28,153
Columbia Convertible Securities Fund | Annual Report 2018	23

Notes to Financial Statements
February 28, 2018
Note 1. Organization
Columbia Convertible Securities Fund (the Fund), a series of Columbia Funds Series Trust (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware statutory trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense and sales charge structure. The Fund offers each of the share classes identified below.
Class A shares are subject to a maximum front-end sales charge of 5.75% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months after purchase, charged as follows: 1.00% CDSC if redeemed within 12 months after purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.
Advisor Class shares are not subject to sales charges and are generally available only to omnibus retirement plans and certain investors as described in the Fund’s prospectus. Prior to November 1, 2017, Advisor Class shares were known as Class R4 shares.
Class B shares of the Fund are no longer offered for sale. When available, Class B shares were subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Effective July 17, 2017, Class B shares were automatically converted to Class A shares without a CDSC. On August 4, 2017, the capital owned by Columbia Management Investment Advisers, LLC in Class B shares was redeemed without a CDSC.
Class C shares are subject to a 1.00% CDSC on shares redeemed within 12 months after purchase.
Class I shares of the Fund are no longer offered for sale. When available, Class I shares were not subject to sales charges, and were made available only to the Columbia Family of Funds. On March 27, 2017, Class I shares were redeemed or exchanged for Class Y shares (currently known as Institutional 3 Class shares) of the Fund in a tax free transaction that had no impact on the fees and expenses paid by shareholders.
Institutional Class shares are not subject to sales charges and are generally available only to eligible investors, which are subject to different investment minimums as described in the Fund’s prospectus. Prior to November 1, 2017, Institutional Class shares were known as Class Z shares.
Institutional 2 Class shares are not subject to sales charges and are generally available only to investors purchasing through authorized investment professionals and omnibus retirement plans as described in the Fund’s prospectus. Prior to November 1, 2017, Institutional 2 Class shares were known as Class R5 shares.
Institutional 3 Class shares are not subject to sales charges and are available to institutional and certain other investors as described in the Fund’s prospectus. Prior to November 1, 2017, Institutional 3 Class shares were known as Class Y shares.
Class R shares are not subject to sales charges and are generally available only to certain retirement plans and other investors as described in the Fund’s prospectus.
Class T shares are subject to a maximum front-end sales charge of 2.50% per transaction and must be purchased through financial intermediaries that, by written agreement with Columbia Management Investment Distributors, Inc., are specifically authorized to sell Class T shares. Prior to March 27, 2017, Class T shares were known as Class W shares, were not subject to sales charges, and were generally available only to investors purchasing through authorized investment programs managed by investment professionals, including discretionary managed accounts.
24	Columbia Convertible Securities Fund | Annual Report 2018

Notes to Financial Statements  (continued)
February 28, 2018
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
All equity securities are valued at the close of business of the New York Stock Exchange. Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.
Debt securities generally are valued by pricing services approved by the Board of Trustees based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques that take into account, as applicable, factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as approved independent broker-dealer quotes. Debt securities for which quotations are not readily available or not believed to be reflective of market value may also be valued based upon a bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized cost value, unless this method results in a valuation that management believes does not approximate market value.
Foreign equity securities are valued based on the closing price on the foreign exchange in which such securities are primarily traded. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board of Trustees, including, if available, utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. The fair value of a security is likely to be different from the quoted or published price, if available.
Investments in open-end investment companies, including money market funds, are valued at their latest net asset value.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Columbia Convertible Securities Fund | Annual Report 2018	25

Notes to Financial Statements  (continued)
February 28, 2018
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted. For convertible securities, premiums attributable to the conversion feature are not amortized.
The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.
Corporate actions and dividend income are recorded on the ex-dividend date.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information on the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by the Fund’s management. Management’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.
The value of additional securities received as an income payment through a payment in kind, if any, is recorded as interest income and increases the cost basis of such securities.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company net taxable income and net capital gains, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its ordinary income, capital gains net income and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
26	Columbia Convertible Securities Fund | Annual Report 2018

Notes to Financial Statements  (continued)
February 28, 2018
Distributions to shareholders
Distributions from net investment income, if any, are declared and paid each calendar quarter. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Recent accounting pronouncement
Accounting Standards Update 2017-08 Premium Amortization on Purchased Callable Debt Securities
In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2017-08 Premium Amortization on Purchased Callable Debt Securities. ASU No. 2017-08 updates the accounting standards to shorten the amortization period for certain purchased callable debt securities, held at a premium, to be amortized to the earliest call date. The update applies to securities with explicit, noncontingent call features that are callable at fixed prices and on preset dates. The standard is effective for annual periods beginning after December 15, 2018 and interim periods within those fiscal years. At this time, management is evaluating the implication of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.82% to 0.67% as the Fund’s net assets increase. The effective management services fee rate for the year ended February 28, 2018 was 0.80% of the Fund’s average daily net assets.
Other expenses
Other expenses are for, among other things, miscellaneous expenses of the Fund or the Board of Trustees, including payments to Board Services Corp., a company that dissolved on August 25, 2017, which had provided limited administrative services to the Fund and the Board of Trustees. That company’s expenses included boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. For the year ended February 28, 2018, other expenses paid by the Fund to this company were $1,105.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan. All amounts payable under the Plan constitute a general unsecured obligation of the Fund.
Columbia Convertible Securities Fund | Annual Report 2018	27

Notes to Financial Statements  (continued)
February 28, 2018
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated funds governed by the Board of Trustees, based on relative net assets.
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with DST Asset Manager Solutions, Inc. (DST) to serve as sub-transfer agent. The Transfer Agent pays the fees of DST for services as sub-transfer agent and DST is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Effective August 1, 2017, total transfer agency fees for Institutional 2 Class and Institutional 3 Class shares are subject to an annual limitation of not more than 0.07% and 0.02%, respectively, of the average daily net assets attributable to each share class. Prior to August 1, 2017, these limitations were 0.075% for Institutional 2 Class shares and 0.025% for Class I and Institutional 3 Class shares.
For the year ended February 28, 2018, the Fund’s effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:
Effective rate (%)
Class A	0.12
Advisor Class	0.12
Class B	0.06 (a),(b)
Class C	0.12
Class I	0.00 (b),(c)
Institutional Class	0.12
Institutional 2 Class	0.06
Institutional 3 Class	0.01
Class R	0.12
Class T	0.12

(a)	Effective July 17, 2017, Class B shares were automatically converted to Class A shares.
(b)	Unannualized.
(c)	Effective March 27, 2017, Class I shares were redeemed or exchanged for Institutional 3 Class shares.
An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended February 28, 2018, these minimum account balance fees reduced total expenses of the Fund by $680.
Distribution and service fees
The Fund has entered into an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. The Board of Trustees has approved, and the Fund has adopted, distribution and shareholder service plans (the
28	Columbia Convertible Securities Fund | Annual Report 2018

Notes to Financial Statements  (continued)
February 28, 2018
Plans) applicable to certain share classes, which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.
Under the Plans, the Fund pays a monthly combined distribution and service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A shares of the Fund. Also under the Plans, the Fund pays a monthly service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class B, Class C and Class T shares of the Fund and a monthly distribution fee to the Distributor at the maximum annual rates of 0.75%, 0.75%, 0.50% and 0.25% of the average daily net assets attributable to Class B, Class C, Class R and Class T shares of the Fund, respectively. As a result of all Class B shares of the Fund being redeemed or converted to Class A shares, August 4, 2017 was the last day the Fund paid a distribution and service fee for Class B shares.
Although the Fund may pay a distribution fee up to 0.25% of the Fund’s average daily net assets attributable to Class T shares and a service fee of up to 0.25% of the Fund’s average daily net assets attributable to Class T shares, the aggregate fee shall not exceed 0.25% of the Fund’s average daily net assets attributable to Class T shares.
Sales charges (unaudited)
Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares for the year ended February 28, 2018, if any, are listed below:
Amount ($)
Class A	290,832
Class C	2,452
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the class’ average daily net assets:
Fee rate(s) contractual through June 30, 2018
Class A	1.13%
Advisor Class	0.88
Class C	1.88
Institutional Class	0.88
Institutional 2 Class	0.80
Institutional 3 Class	0.75
Class R	1.38
Class T	1.13
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. In addition to the contractual agreement, the Investment Manager and certain of its affiliates have voluntarily agreed to waive fees and/or reimburse Fund expenses (excluding certain fees and expenses described above) so that Fund level expenses (expenses directly attributable to the Fund and not to a specific share class) are waived proportionately across all
Columbia Convertible Securities Fund | Annual Report 2018	29

Notes to Financial Statements  (continued)
February 28, 2018
share classes, but the Fund’s net operating expenses shall not exceed the contractual annual rates listed in the table above. This arrangement may be revised or discontinued at any time. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At February 28, 2018, these differences were primarily due to differing treatment for deferral/reversal of wash sale losses, re-characterization of distributions for investments, capital loss carryforwards, trustees’ deferred compensation, principal and/or interest from fixed income securities, deemed distributions and amortization/accretion on certain convertible securities. To the extent these differences were permanent, reclassifications were made among the components of the Fund’s net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications.
In the Statement of Assets and Liabilities the following reclassifications were made:
Excess of distributions over net investment income ($)	Accumulated net realized (loss) ($)	Paid in capital ($)
5,673,880	(5,673,874)	(6)
Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.
The tax character of distributions paid during the years indicated was as follows:
February 28, 2018			February 28, 2017
Ordinary income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Long-term capital gains ($)	Total ($)
22,943,481	—	22,943,481	17,245,150	—	17,245,150
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
At February 28, 2018, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized appreciation ($)
2,857,803	—	(8,850,076)	79,438,271
At February 28, 2018, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized appreciation ($)
761,887,239	102,953,680	(23,515,409)	79,438,271
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
The following capital loss carryforwards, determined at February 28, 2018, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code. Capital loss carryforwards with no expiration are required to be utilized prior to any capital losses which carry an expiration date. As a
30	Columbia Convertible Securities Fund | Annual Report 2018

Notes to Financial Statements  (continued)
February 28, 2018
result of this ordering rule, capital loss carryforwards which carry an expiration date may be more likely to expire unused. In addition, for the year ended February 28, 2018, capital loss carryforwards utilized, expired unused and permanently lost, if any, were as follows:
2019 ($)	No expiration short-term ($)	No expiration long-term ($)	Total ($)	Utilized ($)	Expired ($)	Permanently lost ($)
—	8,850,076	—	8,850,076	33,231,279	—	—
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $525,027,050 and $505,497,646, respectively, for the year ended February 28, 2018. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 7. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations.
The Fund had no borrowings during the year ended February 28, 2018.
Note 8. Significant risks
Convertible securities risk
Convertible debt securities are subject to the usual risks associated with debt securities, such as interest rate risk and credit risk. Convertible securities also react to changes in the value of the common stock into which they convert, and are thus subject to market risk. The Fund may also be forced to convert a convertible security at an inopportune time, which may decrease the Fund’s return.
Columbia Convertible Securities Fund | Annual Report 2018	31

Notes to Financial Statements  (continued)
February 28, 2018
Credit risk
Credit risk is the risk that the value of debt securities in the Fund’s portfolio may decline because the issuer may default and fail to pay interest or repay principal when due. Rating agencies assign credit ratings to debt securities to indicate their credit risk. Lower rated or unrated debt securities held by the Fund may present increased credit risk as compared to higher-rated debt securities.
Interest rate risk
Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if prevailing interest rates rise, the values of debt securities tend to fall, and if interest rates fall, the values of debt securities tend to rise. Actions by governments and central banking authorities can result in increases in interest rates. Increasing interest rates may negatively affect the value of debt securities held by the Fund, resulting in a negative impact on the Fund’s performance and net asset value per share. In general, the longer the maturity or duration of a debt security, the greater its sensitivity to changes in interest rates.
Liquidity risk
Liquidity risk is the risk associated with a lack of marketability of investments which may make it difficult to sell the investment at a desirable time or price. Changing regulatory, market or other conditions or environments (for example, the interest rate or credit environments) may adversely affect the liquidity of the Fund’s investments. The Fund may have to accept a lower selling price for the holding, sell other investments, or forego another, more appealing investment opportunity. Generally, the less liquid the market at the time the Fund sells a portfolio investment, the greater the risk of loss or decline of value to the Fund. A less liquid market can lead to an increase in Fund redemptions, which may negatively impact Fund performance and net asset value per share, including, for example, if the Fund is forced to sell securities in a down market.
Shareholder concentration risk
At February 28, 2018, one unaffiliated shareholder of record owned 25.5% of the outstanding shares of the Fund in one or more accounts. The Fund has no knowledge about whether any portion of those shares was owned beneficially. Affiliated shareholders of record owned 28.2% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 9. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 10. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to
32	Columbia Convertible Securities Fund | Annual Report 2018

Notes to Financial Statements  (continued)
February 28, 2018
estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.
Columbia Convertible Securities Fund | Annual Report 2018	33

Report of Independent Registered Public Accounting Firm
To the Trustees of Columbia Funds Series Trust and Shareholders of Columbia Convertible Securities Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Convertible Securities Fund (one of the funds constituting Columbia Funds Series Trust, referred to hereafter as the "Fund") as of February 28, 2018, the related statement of operations for the year ended February 28, 2018, the statement of changes in net assets for each of the two years in the period ended February 28, 2018, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of February 28, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended February 28, 2018 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of February 28, 2018 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
April 20, 2018
We have served as auditors of one or more investment companies within the Columbia Funds Complex since 1977.
34	Columbia Convertible Securities Fund | Annual Report 2018

Federal Income Tax Information
(Unaudited)
The Fund hereby designates the following tax attributes for the fiscal year ended February 28, 2018. Shareholders will be notified in early 2019 of the amounts for use in preparing 2018 income tax returns.
Qualified dividend income	Dividends received deduction
29.44%	22.71%
Qualified dividend income. For taxable, non-corporate shareholders, the percentage of ordinary income distributed during the fiscal year that represents qualified dividend income subject to reduced tax rates.
Dividends received deduction. The percentage of ordinary income distributed during the fiscal year that qualifies for the corporate dividends received deduction.
Columbia Convertible Securities Fund | Annual Report 2018	35

TRUSTEES AND OFFICERS
Shareholders elect the Board that oversees the Fund’s operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, Trustees not affiliated with the Investment Manager generally may serve through the end of the calendar year in which they reach either the mandatory retirement age established by the Board or the fifteenth anniversary of the first Columbia Funds Board meeting they attended as a member of the Board.
Independent trustees
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
George S. Batejan c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1953	Trustee since 1/17	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	125	Advisory Board Member, University of Colorado Business School since November 2015; former Chairman of the Board, NICSA (National Investment Company Services Association) (Executive Committee, Nominating Committee and Governance Committee), 2014-2016; former Director, Intech Investment Management, 2011- 2016; former Board Member, Metro Denver Chamber of Commerce, 2015-2016
Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; specializing in arbitration and mediation; Interim President and Chief Executive Officer, Blue Cross and Blue Shield of Minnesota (health care insurance) since February 2018; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees; Interim Chair, Minnesota Sports Facilities Authority, March 2017-July 2017	125	Trustee, BlueCross BlueShield of Minnesota since 2009 (Chair of the Business Development Committee, 2014-2017; Chair of the Governance Committee since 2017); Chair of the Robina Foundation since August 2013; former Member of the Board, Minnesota Sports Facilities Authority, January 2017-July 2017
Edward J. Boudreau, Jr. c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1944	Chair of the Board since 1/18; Trustee since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000; FINRA Industry Arbitrator, 2002-present; Chairman and Chief Executive Officer, John Hancock Investments (asset management), Chairman and Interested Trustee for open-end and closed-end funds offered by John Hancock, 1989-2000; John Hancock Mutual Life Insurance Company, including Senior Vice President and Treasurer and Senior Vice President Information Technology, 1968-1988	125	Former Trustee, Boston Museum of Science (Chair of Finance Committee) 1985-2013; former Trustee, BofA Funds Series Trust (11 funds), 2005-2011
36	Columbia Convertible Securities Fund | Annual Report 2018

TRUSTEES AND OFFICERS  (continued)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, Morgan Stanley, 1982-1991	125	Trustee, New York Presbyterian Hospital Board (Executive Committee and Chair of Human Resources Committee) since 1996; Director, Darien Rowayton Bank (Audit Committee) since 2017
William P. Carmichael c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1943	Trustee since 6/11 for RiverSource Funds and since 2003 for Nations Funds	Retired; Co-founder, The Succession Fund (provides exit strategies to owners of privately held companies), 1998-2007; Adjunct Professor of Finance, Kelley School of Business, Indiana University, 1993-2007; Senior Vice President, Sara Lee Corporation, 1991-1993; Senior Vice President and Chief Financial Officer, Beatrice Foods Company, 1984-1990; Vice President, Esmark, Inc., 1973-1984; Associate, Price Waterhouse, 1968-1972	125	Director, The Finish Line (athletic shoes and apparel) since July 2003; former Director, Cobra Electronics Corporation (electronic equipment manufacturer), 1994-August 2014; former Director, Spectrum Brands, Inc. (consumer products), 2002-2009; former Director, Simmons Company (bedding), 2004-2010; former Trustee, BofA Funds Series Trust (11 funds) 2003-2011; former Director, McMoRan Exploration Company (oil and gas exploration and development) 2010 - 2013; former Director, International Textile Corp., 2012-2016; former Director, hhgregg, 2015-2017
Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1950	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	125	Trustee, MA Taxpayers Foundation since 1997; Board of Directors, The MA Business Roundtable since 2003; Board of Governors, Innovation Institute, MA Technology Collaborative since 2010
Brian J. Gallagher c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 12/17	Retired; Partner with Deloitte & Touche LLP and its predecessors, 1977-2016	123	Trustee, Catholic Schools Foundation since 2004
Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1952	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Managing Director, Morgan Stanley, 1982-1989; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	125	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)
Columbia Convertible Securities Fund | Annual Report 2018	37

TRUSTEES AND OFFICERS  (continued)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
Minor M. Shaw c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1947	Trustee since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business), 1998-2011	125	Director, BlueCross BlueShield of South Carolina since April 2008; Director, National Association of Corporate Directors, Carolinas Chapter, since 2013; Board Chair, Hollingsworth Funds since 2016; Advisory Board member, Duke Energy Corp. since October 2016; Chair of the Duke Endowment; Chair of Greenville – Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011; former Director, Piedmont Natural Gas, 2004-2016
Sandra Yeager c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1964	Trustee since 12/17	Retired; President and founder, Hanoverian Capital, LLC (SEC registered investment advisor firm), 2008-2016	123	Director, NAPE Education Foundation since October 2016
Interested trustee not affiliated with Investment Manager*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships/ held by Trustee during the past five years
Anthony M. Santomero c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1946	Trustee since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President, Federal Reserve Bank of Philadelphia, 2000-2006, Professor of Finance, The Wharton School, University of Pennsylvania, 1972-2002	123	Trustee, Penn Mutual Life Insurance Company since March 2008; Director, Renaissance Reinsurance Ltd. since May 2008; Director, Citigroup Inc. since 2009; Director, Citibank, N.A. since 2009; former Trustee, BofA Funds Series Trust (11 funds), 2008-2011
*	Dr. Santomero is not an affiliated person of the Investment Manager or Ameriprise Financial. However, he is currently deemed by the Funds to be an “interested person” (as defined in the 1940 Act) of the Funds because he serves as a Director of Citigroup Inc. and Citibank, N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the Funds or accounts advised/managed by the Investment Manager.
38	Columbia Convertible Securities Fund | Annual Report 2018

TRUSTEES AND OFFICERS  (continued)
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Trusts and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
William F. Truscott c/o Columbia Management Investment Advisers, LLC 225 Franklin St. Boston, MA 02110 1960	Trustee since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002 for RiverSource Funds and since 5/10 for Nations Funds	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010 - September 2012); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006 - August 2012.	196	Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; former Director, Ameriprise Certificate Company, 2006-January 2013
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
Nations Funds refer to the Funds within the Columbia Funds Complex that historically bore the Nations brand and include series of Columbia Funds Series Trust. RiverSource Funds refer to the Funds within the Columbia Funds Complex that historically bore the RiverSource brand and include series of Columbia Funds Series Trust II.
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611, visiting investor.columbiathreadneedleus.com or contacting your financial intermediary.
Columbia Convertible Securities Fund | Annual Report 2018	39

TRUSTEES AND OFFICERS  (continued)
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Truscott, who is Senior Vice President, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds complex or a predecessor thereof	Principal occupation(s) during past five years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously, Vice President and Chief Counsel, January 2010 - December 2014; officer of Columbia Funds and affiliated funds since 2007.
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011), Chief Financial Officer (2009) and Chief Accounting Officer (2015)	Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; senior officer of Columbia Funds and affiliated funds since 2002.
Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Senior Vice President (2011) and Assistant Secretary (2008)	Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since January 2017 (previously Vice President and Lead Chief Counsel, November 2008 - January 2017 and January 2013 - January 2017, respectively; and Chief Counsel, January 2010 - January 2013); Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since May 2010.
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010.
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013 (previously Director and Global Chief Investment Officer, 2010 - 2013).
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Senior Vice President (2017), Chief Legal Officer (2017) and Secretary (2015)	Vice President and Group Counsel, Ameriprise Financial, Inc. since August 2011; officer of Columbia Funds and affiliated funds since 2005.
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)	Managing Director and Global Head of Operations, Columbia Management Investment Advisers, LLC since April 2016 (previously Managing Director and Chief Operating Officer, 2010 - 2016).
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
40	Columbia Convertible Securities Fund | Annual Report 2018

Additional information
The Fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting investor.columbiathreadneedleus.com; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting investor.columbiathreadneedleus.com, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit investor.columbiathreadneedleus.com or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
Fund investment manager
Columbia Management Investment Advisers, LLC
225 Franklin Street
Boston, MA 02110
Fund distributor
Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, MA 02110
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 8081
Boston, MA 02266-8081
Columbia Convertible Securities Fund | Annual Report 2018	41

Columbia Convertible Securities Fund
P.O. Box 8081
Boston, MA 02266-8081

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
investor.columbiathreadneedleus.com. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved. Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110-2804
© 2018 Columbia Management Investment Advisers, LLC.
investor.columbiathreadneedleus.com
ANN134_02_H01_(04/18)

Annual Report
February 28, 2018
Columbia Select Large Cap Equity Fund
Not FDIC Insured • No bank guarantee • May lose value

President’s Message
Dear Shareholders,
The year 2017 was an extraordinary year in the financial markets. The S&P 500 Index didn’t experience a single down month and returned over 20% during the 12-month period. The index continued this trend into January 2018, which marked the fastest start for the index ever. Low volatility, which had been a feature of the U.S. equity market for the last several years, along with the surge in the S&P 500 Index, seemingly drove investor sentiment to very high levels. This arguably set the stage for an overdue correction, which we witnessed in February 2018.
A return to volatility
There have been few periods of market upheaval such as were experienced in the first part of 2018. While investors were taken by surprise by the sudden and pronounced market swings, the return to some level of volatility actually marked a resumption of relatively normal market conditions. Having said that, it’s important to distinguish between a good technical correction where excess enthusiasm in the marketplace is being let out, versus a real change in the underlying fundamentals – things like an underperforming economy or weaker corporate earnings. Our view is that the recent market volatility falls into the former category, and the fundamentals remain strong. We’re continuing to see improvements in global economic activity, and we’re seeing corporate earnings expectations continue to rise – and not just because of tax reform.
Consistency is more important than ever
It’s important to keep in mind that when it comes to long-term investing, it’s the destination, not the journey that matters most. If you have a financial goal that you’ve worked out with your financial advisor, and you have a good asset allocation plan to reach it, it’s a question of sticking with your plan rather than become focused on near-term volatility. Bouts of volatility are normal. After all, it’s hard to cross the ocean without hitting an occasional rough patch. You need to focus on the destination.
One final thought. In weathering volatility, it’s the consistency of the return that is essential. Investors who chase higher returns are usually the first to sell when an investment goes through a bad patch, and they therefore don’t tend to benefit from the recovery. More disciplined investors who perhaps panic less or not at all during periods of volatility, tend to have improved long-term results and are more likely to reach their financial goals. Nothing is more important to us than making sure those who have entrusted us to protect and grow their assets are able to do what matters most to them.
Your success is our priority. Talk to your financial advisor about how working with Columbia Threadneedle Investments may help you position your portfolio for consistent, sustainable outcomes, no matter the market conditions.
Sincerely,
Christopher O. Petersen
President, Columbia Funds
The S&P 500 Index, an unmanaged index, measures the performance of 500 widely held, large-capitalization U.S. stocks and is frequently used as a general measure of market performance. Past performance is no guarantee of future results.
Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
© 2018 Columbia Management Investment Advisers, LLC. All rights reserved.
Columbia Select Large Cap Equity Fund   |  Annual Report 2018

Columbia Select Large Cap Equity Fund  |  Annual Report 2018

Fund at a Glance
Investment objective
Columbia Select Large Cap Equity Fund (the Fund) seeks long-term capital appreciation.
Portfolio management
Peter Santoro, CFA
Co-Portfolio Manager
Managed Fund since 2004
Melda Mergen, CFA, CAIA
Co-Portfolio Manager
Managed Fund since 2014
Morningstar style boxTM
The Morningstar Style Box is based on a fund’s portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.
© 2018 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.
Average annual total returns (%) (for the period ended February 28, 2018)
		Inception	1 Year	5 Years	10 Years
Class A	Excluding sales charges	08/02/99	18.87	14.51	9.21
	Including sales charges		12.05	13.16	8.57
Advisor Class*		07/05/17	19.18	14.80	9.47
Class C	Excluding sales charges	08/02/99	18.03	13.66	8.39
	Including sales charges		17.03	13.66	8.39
Institutional Class		10/02/98	19.21	14.80	9.47
Institutional 2 Class*		11/08/12	19.15	14.90	9.52
Institutional 3 Class*		03/01/17	19.35	14.83	9.49
Class T*	Excluding sales charges	09/27/10	18.81	14.51	9.22
	Including sales charges		15.81	13.94	8.95
S&P 500 Index			17.10	14.73	9.73
Returns for Class A shares are shown with and without the maximum initial sales charge of 5.75%. Returns for Class C shares are shown with and without the 1.00% contingent deferred sales charge for the first year only. Returns for Class T shares are shown with and without the maximum initial sales charge of 2.50% per transaction. Prior to March 27, 2017, Class T shares were known as Class W shares and were not subject to sales charges. The Fund’s other share classes are not subject to sales charges and have limited eligibility. Effective November 1, 2017, Class R4, Class R5, Class Y and Class Z shares were renamed Advisor Class, Institutional 2 Class, Institutional 3 Class and Institutional Class shares, respectively. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each share class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting investor.columbiathreadneedleus.com or calling 800.345.6611.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit investor.columbiathreadneedleus.com/investment-products/mutual-funds/appended-performance for more information.
The S&P 500 Index, an unmanaged index, measures the performance of 500 widely held, large-capitalization U.S. stocks and is frequently used as a general measure of market performance.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
2	Columbia Select Large Cap Equity Fund | Annual Report 2018

Fund at a Glance   (continued)
Performance of a hypothetical $10,000 investment (February 29, 2008 — February 28, 2018)
The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Select Large Cap Equity Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.
Top 10 holdings (%) (at February 28, 2018)
Apple, Inc.	5.2
Microsoft Corp.	4.6
Amazon.com, Inc.	3.7
JPMorgan Chase & Co.	3.5
Johnson & Johnson	3.2
Berkshire Hathaway, Inc., Class B	3.1
Facebook, Inc., Class A	3.0
Alphabet, Inc., Class C	2.9
Bank of America Corp.	2.8
Pfizer, Inc.	2.6
Percentages indicated are based upon total investments (excluding Money Market Funds).
For further detail about these holdings, please refer to the section entitled “Portfolio of Investments.”
Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.
Portfolio breakdown (%) (at February 28, 2018)
Common Stocks	97.2
Money Market Funds	2.8
Total	100.0
Percentages indicated are based upon total investments. The Fund’s portfolio composition is subject to change.
Equity sector breakdown (%) (at February 28, 2018)
Consumer Discretionary	11.6
Consumer Staples	8.6
Energy	5.3
Financials	18.2
Health Care	11.5
Industrials	9.9
Information Technology	26.3
Materials	3.2
Real Estate	2.8
Utilities	2.6
Total	100.0
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.

Columbia Select Large Cap Equity Fund | Annual Report 2018	3

Manager Discussion of Fund Performance
For the 12-month period that ended February 28, 2018, the Fund’s Class A shares returned 18.87% excluding sales charges. The Fund outperformed its benchmark, the S&P 500 Index, which returned 17.10% for the same time period. Stock selection aided the Fund’s performance relative to the benchmark.
Confident investors drove equity markets higher
Despite political tumult and rising tensions with North Korea and Iran, investors focused on prospects for stronger economic growth and lower taxes, driving U.S. financial markets higher over the 12-month period ended February 28, 2018. U.S. economic growth picked up, as gross domestic product (GDP) expanded at an annualized rate of more than 3.0% for two consecutive quarters for the first time since 2014; 3% is the long-term historical average growth rate of GDP. Even though jobs were lost as a result of hurricane disruptions during the third quarter of 2017, unemployment fell to 4.1%, as the U.S. labor market added an average of more than 190,000 new jobs per month during the period. Wage growth failed to keep pace with job growth, but there is hope that lower tax rates will move companies to raise wages more robustly. Global growth and a weaker U.S. dollar boosted exports. Robust manufacturing activity, higher consumer spending and expectations that less stringent regulation in certain industries would further boost growth also supported investor confidence.
The Federal Reserve raised the target range on its key short-term interest rate, the federal funds rate, three times in 2017, citing solid job and economic growth and progress toward its 2.0% inflation target. The federal funds rate target started the year at 0.75% - 1.0% and ended the year at 1.25% - 1.50%. Interest rates rose across the maturity spectrum. The 10-year Treasury benchmark closed the period at 2.87%.
This favorable backdrop proved supportive for stocks with the highest sensitivity to economic growth, particularly in information technology. Defensive and higher dividend yielding stocks generally lagged. The S&P 500 Index, a broad-based measure of U.S. equity returns, gained 17.10% during the 12-month period. The Bloomberg Barclays U.S. Aggregate Bond Index, which tracks returns of U.S. investment-grade government and corporate bonds, gained 0.51%.
Contributors and detractors
In a generally strong year for equity markets, the Fund’s gains were driven by stock selection in the information technology, financials and consumer staples sectors. Within information technology, Microsoft, Apple and Mastercard were top performers. Microsoft’s continued growth in its Azure cloud business helped move shares higher. Under the solid leadership and execution of CEO Satya Nadella, we believe Microsoft has secured its position as a technology giant that has reinvented itself. Although Amazon is listed in the benchmark as a consumer discretionary stock, it too was a beneficiary of the shift to cloud computing as well as the secular shift toward online shopping. Apple shares moved higher on enthusiasm over recent new phone launches and growth in its mobile services. We believe Apple also stands to benefit from tax reform, which would allow repatriation of its sizeable foreign cash holdings. Mastercard benefited from the secular global trend toward paying with credit and away from cash. We believed the company had great technology capabilities, and its network provided solid support for its growth prospects. During the period, results outpaced expectations, with numbers that emphasize the company’s smart execution of its global strategy.
The Fund also enjoyed solid gains in the financials sector, where JP Morgan, BlackRock, Citigroup and Morgan Stanley did well. Financials, in general, benefited from rising interest rates, passage of major tax reform and expectations for lighter regulation from Washington.
In the consumer staples sector, Tyson Foods, a recent addition to the portfolio, was a standout performer. The company increased earnings projections primarily because of better-than-expected earnings in its beef business and expectations for additional cost synergies from the recent acquisition of AdvancePierre Foods, which sells a variety of meat sandwiches and snacks.
Individual detractors from Fund performance were not sector specific. Edison International, a California utility, came under pressure on concerns about liability as wildfires swept through parts of the state. We sold the stock. Shares of DISH Networks declined as the company reported disappointing results from its satellite business and fell short of earnings expectations. Investors have become impatient with the company’s failure to maximize the value of its spectrum, which is its
4	Columbia Select Large Cap Equity Fund | Annual Report 2018

Manager Discussion of Fund Performance  (continued)
primary value. We held onto DISH because we remained confident in its long-term potential. Oncology-based biopharmaceutical company TESARO lost ground on investor fears that the company faces increased competition for its PARP Inhibitor drug called Zejula, which is used to treat ovarian cancer. We believed those fears may be overblown and that the company’s emerging immuno-oncology pipeline is undervalued.
At period’s end
The Fund aims to deliver long-term capital growth by focusing on individual stock selection. We invest in both growth and value companies, seeking those that demonstrate some form of innovation, that have powerful free cash flow generation, that have strong or improving balance sheets and are committed to returning capital in the form of increasing dividend payouts and share buybacks. We remain comfortable with this approach in any market environment.
Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Growth securities, at times, may not perform as well as value securities or the stock market in general and may be out of favor with investors. Foreign investments subject the Fund to risks, including political, economic, market, social and others within a particular country, as well as to currency instabilities and less stringent financial and accounting standards generally applicable to U.S. issuers. Investments in a limited number of companies or sectors, subject the Fund to greater risk of loss. The Fund may invest significantly in issuers within a particular sector, which may be negatively affected by market, economic or other conditions, making the Fund more vulnerable to unfavorable developments in the sector. Value securities may be unprofitable if the market fails to recognize their intrinsic worth or the portfolio manager misgauged that worth. Investing in derivatives is a specialized activity that involves special risks, which may result in significant losses. See the Fund’s prospectus for more information on these and other risks.
The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
Columbia Select Large Cap Equity Fund | Annual Report 2018	5

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
September 1, 2017 — February 28, 2018
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,097.90	1,019.39	5.67	5.46	1.09
Advisor Class (formerly Class R4)	1,000.00	1,000.00	1,098.90	1,021.37	3.59	3.46	0.69
Class C	1,000.00	1,000.00	1,093.40	1,015.67	9.55	9.20	1.84
Institutional Class (formerly Class Z)	1,000.00	1,000.00	1,098.40	1,020.63	4.37	4.21	0.84
Institutional 2 Class (formerly Class R5)	1,000.00	1,000.00	1,098.50	1,020.93	4.06	3.91	0.78
Institutional 3 Class (formerly Class Y)	1,000.00	1,000.00	1,099.30	1,021.12	3.85	3.71	0.74
Class T (formerly Class W)	1,000.00	1,000.00	1,096.50	1,019.39	5.67	5.46	1.09
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.
Columbia Management Investment Advisers, LLC and/or certain of its affiliates have contractually agreed to waive certain fees and/or to reimburse certain expenses until June 30, 2019, unless sooner terminated at the sole discretion of the Fund’s Board, such that net expenses, subject to applicable exclusions, will not exceed 0.80% for Class A, 0.55% for Advisor Class, 1.55% for Class C, 0.55% for Institutional Class, 0.49% for Institutional Class 2, 0.43% for Institutional Class 3 and 0.80% for Class T. Any amounts waived will not be reimbursed by the Fund. This change was/becomes effective February 1, 2018. If this change had been in place for the entire six month period ended February 28, 2018, the actual
6	Columbia Select Large Cap Equity Fund | Annual Report 2018

Understanding Your Fund’s Expenses  (continued)
(Unaudited)
expenses paid would have been $1,097.90 for Class A, $1,098.90 for Advisor Class, $1,093.40 for Class C, $1,098.40 for Institutional Class, $1,098.50 for Institutional Class 2, $1,099.30 for Institutional Class 3 and $1,096.50 for Class T; and the hypothetical expenses paid would have been $$1,020.83 for Class A, $1,022.07 for Advisor Class, $1,017.11 for Class C, $1,022.07 for Institutional Class, $1,022.36 for Institutional Class 2, $1,022.66 for Institutional Class 3 and $1,020.83 for Class T
Columbia Select Large Cap Equity Fund | Annual Report 2018	7

Portfolio of Investments
February 28, 2018
(Percentages represent value of investments compared to net assets)
Common Stocks 97.1%
Issuer	Shares	Value ($)
Consumer Discretionary 11.2%
Automobiles 1.3%
General Motors Co.	229,798	9,042,551
Internet & Direct Marketing Retail 3.6%
Amazon.com, Inc.(a)	16,054	24,280,872
Media 2.5%
Comcast Corp., Class A	327,695	11,865,836
DISH Network Corp., Class A(a)	113,666	4,738,736
Total		16,604,572
Specialty Retail 2.1%
Home Depot, Inc. (The)	75,369	13,737,508
Textiles, Apparel & Luxury Goods 1.7%
Canada Goose Holdings, Inc.(a)	105,718	3,343,860
PVH Corp.	55,832	8,055,441
Total		11,399,301
Total Consumer Discretionary		75,064,804
Consumer Staples 8.4%
Beverages 1.7%
PepsiCo, Inc.	102,961	11,297,911
Food & Staples Retailing 3.4%
SYSCO Corp.	149,417	8,912,724
Walmart, Inc.	155,174	13,967,212
Total		22,879,936
Food Products 1.4%
Tyson Foods, Inc., Class A	125,124	9,306,723
Tobacco 1.9%
Philip Morris International, Inc.	120,713	12,499,831
Total Consumer Staples		55,984,401
Energy 5.1%
Energy Equipment & Services 1.0%
Patterson-UTI Energy, Inc.	361,523	6,532,720
Oil, Gas & Consumable Fuels 4.1%
Chevron Corp.	113,145	12,663,188
EOG Resources, Inc.	82,085	8,325,061
Suncor Energy, Inc.	201,431	6,631,109
Total		27,619,358
Total Energy		34,152,078
Common Stocks (continued)
Issuer	Shares	Value ($)
Financials 17.6%
Banks 7.2%
Bank of America Corp.	571,131	18,333,305
Citizens Financial Group, Inc.	170,387	7,410,131
JPMorgan Chase & Co.	197,151	22,770,939
Total		48,514,375
Capital Markets 5.0%
BlackRock, Inc.	21,437	11,778,131
Invesco Ltd.	254,285	8,274,434
Morgan Stanley	234,523	13,137,978
Total		33,190,543
Diversified Financial Services 3.0%
Berkshire Hathaway, Inc., Class B(a)	98,323	20,372,526
Insurance 2.4%
Aflac, Inc.	87,408	7,768,823
Everest Re Group Ltd.	34,089	8,189,542
Total		15,958,365
Total Financials		118,035,809
Health Care 11.2%
Biotechnology 3.8%
Alexion Pharmaceuticals, Inc.(a)	46,584	5,471,291
Biogen, Inc.(a)	18,606	5,376,948
BioMarin Pharmaceutical, Inc.(a)	35,011	2,841,843
Celgene Corp.(a)	58,517	5,098,001
TESARO, Inc.(a)	25,098	1,386,162
Vertex Pharmaceuticals, Inc.(a)	31,299	5,196,573
Total		25,370,818
Health Care Providers & Services 1.7%
Humana, Inc.	43,046	11,700,764
Pharmaceuticals 5.7%
Johnson & Johnson	160,513	20,847,428
Pfizer, Inc.	469,644	17,052,774
Total		37,900,202
Total Health Care		74,971,784

The accompanying Notes to Financial Statements are an integral part of this statement.
8	Columbia Select Large Cap Equity Fund | Annual Report 2018

Portfolio of Investments  (continued)
February 28, 2018
Common Stocks (continued)
Issuer	Shares	Value ($)
Industrials 9.6%
Aerospace & Defense 4.9%
L3 Technologies, Inc.	44,494	9,234,730
Lockheed Martin Corp.	36,535	12,876,395
Textron, Inc.	181,165	10,842,725
Total		32,953,850
Industrial Conglomerates 1.7%
Honeywell International, Inc.	75,126	11,352,290
Machinery 1.6%
Ingersoll-Rand PLC	123,030	10,925,064
Road & Rail 1.4%
Norfolk Southern Corp.	65,739	9,142,980
Total Industrials		64,374,184
Information Technology 25.6%
Communications Equipment 2.2%
Cisco Systems, Inc.	318,948	14,282,491
Internet Software & Services 6.9%
Alphabet, Inc., Class A(a)	7,214	7,963,679
Alphabet, Inc., Class C(a)	16,983	18,761,630
Facebook, Inc., Class A(a)	108,070	19,271,042
Total		45,996,351
IT Services 3.1%
Booz Allen Hamilton Holdings Corp.	166,009	6,296,721
MasterCard, Inc., Class A	81,746	14,367,677
Total		20,664,398
Semiconductors & Semiconductor Equipment 2.8%
Broadcom Ltd.	42,647	10,510,780
NVIDIA Corp.	34,591	8,371,022
Total		18,881,802
Software 5.6%
Electronic Arts, Inc.(a)	64,458	7,973,455
Microsoft Corp.	315,539	29,588,092
Total		37,561,547
Common Stocks (continued)
Issuer	Shares	Value ($)
Technology Hardware, Storage & Peripherals 5.0%
Apple, Inc.	188,564	33,587,020
Total Information Technology		170,973,609
Materials 3.1%
Chemicals 1.6%
Eastman Chemical Co.	104,215	10,534,052
Containers & Packaging 1.5%
International Paper Co.	175,224	10,441,598
Total Materials		20,975,650
Real Estate 2.7%
Equity Real Estate Investment Trusts (REITS) 2.7%
American Tower Corp.	65,879	9,178,921
Equity LifeStyle Properties, Inc.	104,472	8,839,376
Total		18,018,297
Total Real Estate		18,018,297
Utilities 2.6%
Electric Utilities 1.6%
American Electric Power Co., Inc.	158,310	10,381,970
Multi-Utilities 1.0%
Ameren Corp.	123,233	6,691,552
Total Utilities		17,073,522
Total Common Stocks (Cost $458,863,895)		649,624,138

Money Market Funds 2.8%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 1.544%(b),(c)	18,828,776	18,826,894
Total Money Market Funds (Cost $18,827,269)		18,826,894
Total Investments (Cost: $477,691,164)		668,451,032
Other Assets & Liabilities, Net		961,675
Net Assets		669,412,707

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Select Large Cap Equity Fund | Annual Report 2018	9

Portfolio of Investments  (continued)
February 28, 2018
Notes to Portfolio of Investments
(a)	Non-income producing investment.
(b)	The rate shown is the seven-day current annualized yield at February 28, 2018.
(c)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended February 28, 2018 are as follows:

Issuer	Beginning shares	Shares purchased	Shares sold	Ending shares	Realized gain (loss) — affiliated issuers ($)	Net change in unrealized appreciation (depreciation) — affiliated issuers ($)	Dividends — affiliated issuers ($)	Value — affiliated issuers at end of period ($)
Columbia Short-Term Cash Fund, 1.544%
	8,372,715	143,949,790	(133,493,729)	18,828,776	(1,455)	(375)	191,380	18,826,894
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
¦	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
¦	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
¦	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Certain investments that have been measured at fair value using the net asset value (NAV) per share (or its equivalent) are not categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to reconcile the fair value hierarchy to the amounts presented in the Portfolio of Investments. The Columbia Short-Term Cash Fund seeks to provide shareholders with maximum current income consistent with liquidity and stability of principal. Columbia Short-Term Cash Fund prices its shares with a floating NAV and no longer seeks to maintain a stable NAV.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.
The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Select Large Cap Equity Fund | Annual Report 2018

Portfolio of Investments  (continued)
February 28, 2018
Fair value measurements  (continued)
The following table is a summary of the inputs used to value the Fund’s investments at February 28, 2018:
	Level 1 quoted prices in active markets for identical assets ($)	Level 2 other significant observable inputs ($)	Level 3 significant unobservable inputs ($)	Investments measured at net asset value ($)	Total ($)
Investments
Common Stocks
Consumer Discretionary	75,064,804	—	—	—	75,064,804
Consumer Staples	55,984,401	—	—	—	55,984,401
Energy	34,152,078	—	—	—	34,152,078
Financials	118,035,809	—	—	—	118,035,809
Health Care	74,971,784	—	—	—	74,971,784
Industrials	64,374,184	—	—	—	64,374,184
Information Technology	170,973,609	—	—	—	170,973,609
Materials	20,975,650	—	—	—	20,975,650
Real Estate	18,018,297	—	—	—	18,018,297
Utilities	17,073,522	—	—	—	17,073,522
Total Common Stocks	649,624,138	—	—	—	649,624,138
Money Market Funds	—	—	—	18,826,894	18,826,894
Total Investments	649,624,138	—	—	18,826,894	668,451,032
See the Portfolio of Investments for all investment classifications not indicated in the table.
There were no transfers of financial assets between levels during the period.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Select Large Cap Equity Fund | Annual Report 2018	11

Statement of Assets and Liabilities
February 28, 2018
Assets
Investments in securities, at value
Unaffiliated issuers (cost $458,863,895)	$649,624,138
Affiliated issuers (cost $18,827,269)	18,826,894
Receivable for:
Investments sold	13,306,156
Capital shares sold	85,410
Dividends	987,590
Expense reimbursement due from Investment Manager	7,239
Prepaid expenses	1,871
Trustees’ deferred compensation plan	2,870
Other assets	5,565
Total assets	682,847,733
Liabilities
Payable for:
Investments purchased	12,880,223
Capital shares purchased	325,510
Management services fees	14,082
Distribution and/or service fees	1,267
Transfer agent fees	27,048
Compensation of board members	141,728
Compensation of chief compliance officer	6
Other expenses	42,292
Trustees’ deferred compensation plan	2,870
Total liabilities	13,435,026
Net assets applicable to outstanding capital stock	$669,412,707
Represented by
Paid in capital	451,671,875
Undistributed net investment income	775,898
Accumulated net realized gain	26,205,066
Unrealized appreciation (depreciation) on:
Investments - unaffiliated issuers	190,760,243
Investments - affiliated issuers	(375)
Total - representing net assets applicable to outstanding capital stock	$669,412,707
The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Select Large Cap Equity Fund | Annual Report 2018

Statement of Assets and Liabilities  (continued)
February 28, 2018
Class A
Net assets	$149,489,410
Shares outstanding	10,090,100
Net asset value per share	$14.82
Maximum offering price per share(a)	$15.72
Advisor Class(b)
Net assets	$239,835
Shares outstanding	16,360
Net asset value per share	$14.66
Class C
Net assets	$8,198,858
Shares outstanding	601,164
Net asset value per share	$13.64
Institutional Class(c)
Net assets	$170,394,006
Shares outstanding	11,584,557
Net asset value per share	$14.71
Institutional 2 Class(d)
Net assets	$10,777,015
Shares outstanding	713,038
Net asset value per share	$15.11
Institutional 3 Class(e)
Net assets	$330,310,783
Shares outstanding	22,762,405
Net asset value per share	$14.51
Class T(f)
Net assets	$2,800
Shares outstanding	189
Net asset value per share(g)	$14.80
Maximum offering price per share(h)	$15.18

(a)	The maximum offering price per share is calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge of 5.75% for Class A shares.
(b)	Prior to November 1, 2017, Advisor Class shares were known as Class R4 shares.
(c)	Prior to November 1, 2017, Institutional Class shares were known as Class Z shares.
(d)	Prior to November 1, 2017, Institutional 2 Class shares were known as Class R5 shares.
(e)	Prior to November 1, 2017, Institutional 3 Class shares were known as Class Y shares.
(f)	Prior to March 27, 2017, Class T shares were known as Class W shares.
(g)	Net asset value per share rounds to this amount due to fractional shares outstanding.
(h)	The maximum offering price per share is calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge of 2.50% per transaction for Class T shares.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Select Large Cap Equity Fund | Annual Report 2018	13

Statement of Operations
Year Ended February 28, 2018
Net investment income
Income:
Dividends — unaffiliated issuers	$11,087,458
Dividends — affiliated issuers	191,380
Foreign taxes withheld	(36,596)
Total income	11,242,242
Expenses:
Management services fees	4,907,133
Distribution and/or service fees
Class A	354,172
Class B(a)	271
Class C	66,824
Class T(b)	7
Transfer agent fees
Class A	196,927
Advisor Class(c),(d)	34
Class B(a)	41
Class C	9,233
Class I(e)	2,078
Institutional Class(f)	233,270
Institutional 2 Class(g)	4,674
Institutional 3 Class(h),(i)	26,932
Class T(b)	4
Compensation of board members	42,359
Custodian fees	7,936
Printing and postage fees	34,238
Registration fees	99,076
Audit fees	31,546
Legal fees	12,523
Compensation of chief compliance officer	126
Other	49,117
Total expenses	6,078,521
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(341,985)
Expense reduction	(1,840)
Total net expenses	5,734,696
Net investment income	5,507,546
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	52,720,499
Investments — affiliated issuers	(1,455)
Foreign currency translations	2,228
Options purchased	500,021
Options contracts written	43,806
Net realized gain	53,265,099
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	54,649,494
Investments — affiliated issuers	(375)
Net change in unrealized appreciation (depreciation)	54,649,119
Net realized and unrealized gain	107,914,218
Net increase in net assets resulting from operations	$113,421,764

The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia Select Large Cap Equity Fund | Annual Report 2018

Statement of Operations  (continued)
Year Ended February 28, 2018
(a)	Effective July 17, 2017, Class B shares were automatically converted to Class A shares.
(b)	Prior to March 27, 2017, Class T shares were known as Class W shares.
(c)	Prior to November 1, 2017, Advisor Class shares were known as Class R4 shares.
(d)	Advisor Class shares are based on operations from July 5, 2017 (commencement of operations) through the stated period end.
(e)	Effective March 27, 2017, Class I shares were redeemed or exchanged for Institutional 3 Class shares.
(f)	Prior to November 1, 2017, Institutional Class shares were known as Class Z shares.
(g)	Prior to November 1, 2017, Institutional 2 Class shares were known as Class R5 shares.
(h)	Prior to November 1, 2017, Institutional 3 Class shares were known as Class Y shares.
(i)	Institutional 3 Class shares are based on operations from March 1, 2017 (commencement of operations) through the stated period end.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Select Large Cap Equity Fund | Annual Report 2018	15

Statement of Changes in Net Assets
	Year Ended February 28, 2018 (a),(b)	Year Ended February 28, 2017
Operations
Net investment income	$5,507,546	$6,963,088
Net realized gain	53,265,099	13,384,011
Net change in unrealized appreciation (depreciation)	54,649,119	98,334,259
Net increase in net assets resulting from operations	113,421,764	118,681,358
Distributions to shareholders
Net investment income
Class A	(801,525)	(1,188,101)
Advisor Class(c)	(167)	—
Class B(d)	—	(501)
Class C	—	(15,263)
Class I(e)	—	(3,654,656)
Institutional Class(f)	(1,344,319)	(1,800,295)
Institutional 2 Class(g)	(86,368)	(3,410)
Institutional 3 Class(h)	(2,945,134)	—
Class T(i)	(16)	(22)
Net realized gains
Class A	(6,926,613)	(1,294,108)
Advisor Class(c)	(961)	—
Class B(d)	(575)	(1,751)
Class C	(380,541)	(53,358)
Class I(e)	—	(2,840,239)
Institutional Class(f)	(8,214,462)	(1,560,327)
Institutional 2 Class(g)	(489,290)	(1,772)
Institutional 3 Class(h)	(15,743,846)	—
Class T(i)	(133)	(23)
Total distributions to shareholders	(36,933,950)	(12,413,826)
Increase (decrease) in net assets from capital stock activity	(12,862,070)	9,231,262
Total increase in net assets	63,625,744	115,498,794
Net assets at beginning of year	605,786,963	490,288,169
Net assets at end of year	$669,412,707	$605,786,963
Undistributed net investment income	$775,898	$514,540

(a)	Advisor Class shares are based on operations from July 5, 2017 (commencement of operations) through the stated period end.
(b)	Institutional 3 Class shares are based on operations from March 1, 2017 (commencement of operations) through the stated period end.
(c)	Prior to November 1, 2017, Advisor Class shares were known as Class R4 shares.
(d)	Effective July 17, 2017, Class B shares were automatically converted to Class A shares.
(e)	Effective March 27, 2017, Class I shares were redeemed or exchanged for Institutional 3 Class shares.
(f)	Prior to November 1, 2017, Institutional Class shares were known as Class Z shares.
(g)	Prior to November 1, 2017, Institutional 2 Class shares were known as Class R5 shares.
(h)	Prior to November 1, 2017, Institutional 3 Class shares were known as Class Y shares.
(i)	Prior to March 27, 2017, Class T shares were known as Class W shares.
The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia Select Large Cap Equity Fund | Annual Report 2018

Statement of Changes in Net Assets   (continued)
	Year Ended		Year Ended
	February 28, 2018 (a),(b)		February 28, 2017
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A(c)
Subscriptions (d)	1,158,222	16,477,376	517,829	6,240,507
Distributions reinvested	157,792	2,256,706	55,575	679,642
Redemptions	(1,607,372)	(22,500,825)	(1,240,785)	(15,008,061)
Net decrease	(291,358)	(3,766,743)	(667,381)	(8,087,912)
Advisor Class(e)
Subscriptions	16,293	244,523	—	—
Distributions reinvested	70	1,001	—	—
Redemptions	(3)	(40)	—	—
Net increase	16,360	245,484	—	—
Class B(c)
Subscriptions	5	62	3,130	36,085
Distributions reinvested	38	488	150	1,706
Redemptions (d)	(9,001)	(114,088)	(13,867)	(158,762)
Net decrease	(8,958)	(113,538)	(10,587)	(120,971)
Class C
Subscriptions	307,336	4,022,730	103,363	1,182,623
Distributions reinvested	25,865	341,429	4,622	52,507
Redemptions	(199,221)	(2,588,503)	(111,287)	(1,250,659)
Net increase (decrease)	133,980	1,775,656	(3,302)	(15,529)
Class I(f)
Subscriptions	32,752	408,575	5,909,910	70,180,278
Distributions reinvested	—	—	535,127	6,494,839
Redemptions	(23,277,026)	(303,501,028)	(3,179,233)	(38,652,195)
Net increase (decrease)	(23,244,274)	(303,092,453)	3,265,804	38,022,922
Institutional Class(g)
Subscriptions	1,052,609	14,741,755	257,775	3,109,641
Distributions reinvested	405,366	5,750,228	152,592	1,851,203
Redemptions	(2,058,740)	(29,109,319)	(2,120,045)	(25,529,247)
Net decrease	(600,765)	(8,617,336)	(1,709,678)	(20,568,403)
Institutional 2 Class(h)
Subscriptions	1,080,548	15,409,873	129,628	1,527,024
Distributions reinvested	39,488	575,502	416	5,129
Redemptions	(427,042)	(6,232,531)	(123,823)	(1,530,998)
Net increase	692,994	9,752,844	6,221	1,155
Institutional 3 Class(i)
Subscriptions	25,681,224	331,789,288	—	—
Distributions reinvested	1,336,438	18,688,820	—	—
Redemptions	(4,255,257)	(59,524,092)	—	—
Net increase	22,762,405	290,954,016	—	—
Total net increase (decrease)	(539,616)	(12,862,070)	881,077	9,231,262

(a)	Advisor Class shares are based on operations from July 5, 2017 (commencement of operations) through the stated period end.
(b)	Institutional 3 Class shares are based on operations from March 1, 2017 (commencement of operations) through the stated period end.
(c)	Effective July 17, 2017, Class B shares were automatically converted to Class A shares.
(d)	Includes conversions of Class B shares to Class A shares, if any.
(e)	Prior to November 1, 2017, Advisor Class shares were known as Class R4 shares.
(f)	Effective March 27, 2017, Class I shares were redeemed or exchanged for Institutional 3 Class shares.
(g)	Prior to November 1, 2017, Institutional Class shares were known as Class Z shares.
(h)	Prior to November 1, 2017, Institutional 2 Class shares were known as Class R5 shares.
(i)	Prior to November 1, 2017, Institutional 3 Class shares were known as Class Y shares.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Select Large Cap Equity Fund | Annual Report 2018	17

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
Year ended	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains
Class A
2/28/2018	$13.16	0.09	2.36	2.45	(0.08)	(0.71)
2/28/2017	$10.85	0.12	2.43	2.55	(0.12)	(0.12)
2/29/2016	$12.86	0.05	(0.62)	(0.57)	(0.20)	(1.24)
2/28/2015	$13.10	0.23	1.53	1.76	(0.10)	(1.90)
2/28/2014	$15.21	0.11	3.03	3.14	(0.13)	(5.12)
Advisor Class(f)
2/28/2018 (g)	$13.61	0.11	1.63	1.74	(0.10)	(0.59)
Class C
2/28/2018	$12.18	(0.02)	2.19	2.17	—	(0.71)
2/28/2017	$10.07	0.03	2.24	2.27	(0.04)	(0.12)
2/29/2016	$12.04	(0.04)	(0.57)	(0.61)	(0.12)	(1.24)
2/28/2015	$12.39	0.14	1.42	1.56	(0.01)	(1.90)
2/28/2014	$14.63	0.00 (d)	2.89	2.89	(0.01)	(5.12)
Institutional Class(i)
2/28/2018	$13.06	0.12	2.35	2.47	(0.11)	(0.71)
2/28/2017	$10.78	0.15	2.40	2.55	(0.15)	(0.12)
2/29/2016	$12.78	0.07	(0.60)	(0.53)	(0.23)	(1.24)
2/28/2015	$13.03	0.25	1.53	1.78	(0.13)	(1.90)
2/28/2014	$15.15	0.15	3.02	3.17	(0.17)	(5.12)
Institutional 2 Class(j)
2/28/2018	$13.41	0.13	2.40	2.53	(0.12)	(0.71)
2/28/2017	$11.05	0.15	2.49	2.64	(0.16)	(0.12)
2/29/2016	$13.07	0.06	(0.60)	(0.54)	(0.24)	(1.24)
2/28/2015	$13.28	0.39	1.44	1.83	(0.14)	(1.90)
2/28/2014	$15.35	0.23	3.00	3.23	(0.18)	(5.12)
Institutional 3 Class(k)
2/28/2018 (l)	$13.08	0.14	2.13	2.27	(0.13)	(0.71)
The accompanying Notes to Financial Statements are an integral part of this statement.
18	Columbia Select Large Cap Equity Fund | Annual Report 2018

Total distributions to shareholders	Proceeds from regulatory settlements	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)

(0.79)	—	$14.82	18.87%	1.19%	1.13% (c)	0.61%	45%	$149,489
(0.24)	—	$13.16	23.66%	1.22%	1.17% (c)	0.98%	67%	$136,584
(1.44)	0.00 (d)	$10.85	(5.38%) (e)	1.25%	1.18% (c)	0.41%	102%	$119,928
(2.00)	—	$12.86	14.26%	1.25%	1.18% (c)	1.79%	150%	$139,311
(5.25)	—	$13.10	23.89%	1.25%	1.19% (c)	0.75%	184%	$133,450

(0.69)	—	$14.66	12.96%	0.97% (h)	0.69% (c),(h)	1.17% (h)	45%	$240

(0.71)	—	$13.64	18.03%	1.94%	1.87% (c)	(0.15%)	45%	$8,199
(0.16)	—	$12.18	22.66%	1.97%	1.92% (c)	0.23%	67%	$5,692
(1.36)	0.00 (d)	$10.07	(6.05%) (e)	2.00%	1.93% (c)	(0.35%)	102%	$4,739
(1.91)	—	$12.04	13.38%	2.00%	1.93% (c)	1.16%	150%	$5,772
(5.13)	—	$12.39	23.01%	2.00%	1.94% (c)	0.01%	184%	$4,245

(0.82)	—	$14.71	19.21%	0.94%	0.88% (c)	0.86%	45%	$170,394
(0.27)	—	$13.06	23.83%	0.97%	0.92% (c)	1.23%	67%	$159,193
(1.47)	0.00 (d)	$10.78	(5.09%) (e)	1.00%	0.93% (c)	0.55%	102%	$149,765
(2.03)	—	$12.78	14.54%	1.00%	0.93% (c)	1.92%	150%	$209,909
(5.29)	—	$13.03	24.25%	1.00%	0.94% (c)	1.00%	184%	$255,142

(0.83)	—	$15.11	19.15%	0.86%	0.80%	0.90%	45%	$10,777
(0.28)	—	$13.41	24.09%	0.86%	0.83%	1.21%	67%	$269
(1.48)	0.00 (d)	$11.05	(5.05%) (e)	0.86%	0.84%	0.47%	102%	$153
(2.04)	—	$13.07	14.67%	0.86%	0.85%	2.98%	150%	$143
(5.30)	—	$13.28	24.40%	0.86%	0.83%	1.77%	184%	$66

(0.84)	—	$14.51	17.63%	0.81%	0.76%	0.98%	45%	$330,311
Columbia Select Large Cap Equity Fund | Annual Report 2018	19

Financial Highlights  (continued)
Year ended	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains
Class T(m)
2/28/2018	$13.15	0.09	2.35	2.44	(0.08)	(0.71)
2/28/2017	$10.85	0.12	2.42	2.54	(0.12)	(0.12)
2/29/2016	$12.86	0.04	(0.61)	(0.57)	(0.20)	(1.24)
2/28/2015	$13.10	0.23	1.53	1.76	(0.10)	(1.90)
2/28/2014	$15.20	0.11	3.04	3.15	(0.13)	(5.12)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	The benefits derived from expense reductions had an impact of less than 0.01%.
(d)	Rounds to zero.
(e)	The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.07%.
(f)	Prior to November 1, 2017, Advisor Class shares were known as Class R4 shares.
(g)	Advisor Class shares commenced operations on July 5, 2017. Per share data and total return reflect activity from that date.
(h)	Annualized.
(i)	Prior to November 1, 2017, Institutional Class shares were known as Class Z shares.
(j)	Prior to November 1, 2017, Institutional 2 Class shares were known as Class R5 shares.
(k)	Prior to November 1, 2017, Institutional 3 Class shares were known as Class Y shares.
(l)	Institutional 3 Class shares commenced operations on March 1, 2017. Per share data and total return reflect activity from that date.
(m)	Prior to March 27, 2017, Class T shares were known as Class W shares.
The accompanying Notes to Financial Statements are an integral part of this statement.
20	Columbia Select Large Cap Equity Fund | Annual Report 2018

Total distributions to shareholders	Proceeds from regulatory settlements	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)

(0.79)	—	$14.80	18.81%	1.17%	1.12% (c)	0.60%	45%	$3
(0.24)	—	$13.15	23.57%	1.22%	1.17% (c)	0.98%	67%	$2
(1.44)	0.00 (d)	$10.85	(5.36%) (e)	1.20%	1.18% (c)	0.37%	102%	$2
(2.00)	—	$12.86	14.29%	1.16%	1.16% (c)	1.74%	150%	$2
(5.25)	—	$13.10	24.01%	1.21%	1.19% (c)	0.75%	184%	$3
Columbia Select Large Cap Equity Fund | Annual Report 2018	21

Notes to Financial Statements
February 28, 2018
Note 1. Organization
Columbia Select Large Cap Equity Fund (the Fund), a series of Columbia Funds Series Trust (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware statutory trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense and sales charge structure. The Fund offers each of the share classes identified below.
Class A shares are subject to a maximum front-end sales charge of 5.75% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months after purchase, charged as follows: 1.00% CDSC if redeemed within 12 months after purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.
Advisor Class shares are not subject to sales charges and are generally available only to omnibus retirement plans and certain investors as described in the Fund’s prospectus. Advisor Class shares commenced operations on July 5, 2017. Prior to November 1, 2017, Advisor Class shares were known as Class R4 shares.
Class B shares of the Fund are no longer offered for sale. When available, Class B shares were subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Effective July 17, 2017, Class B shares were automatically converted to Class A shares without a CDSC. On August 4, 2017, the capital owned by Columbia Management Investment Advisers, LLC in Class B shares was redeemed without a CDSC.
Class C shares are subject to a 1.00% CDSC on shares redeemed within 12 months after purchase.
Class I shares of the Fund are no longer offered for sale. When available, Class I shares were not subject to sales charges, and were made available only to the Columbia Family of Funds. On March 27, 2017, Class I shares were redeemed or exchanged for Class Y shares (currently known as Institutional 3 Class shares) of the Fund in a tax free transaction that had no impact on the fees and expenses paid by shareholders.
Institutional Class shares are not subject to sales charges and are generally available only to eligible investors, which are subject to different investment minimums as described in the Fund’s prospectus. Prior to November 1, 2017, Institutional Class shares were known as Class Z shares.
Institutional 2 Class shares are not subject to sales charges and are generally available only to investors purchasing through authorized investment professionals and omnibus retirement plans as described in the Fund’s prospectus. Prior to November 1, 2017, Institutional 2 Class shares were known as Class R5 shares.
Institutional 3 Class shares are not subject to sales charges and are available to institutional and certain other investors as described in the Fund’s prospectus. Institutional 3 Class shares commenced operations on March 1, 2017. Prior to November 1, 2017, Institutional 3 Class shares were known as Class Y shares.
Class T shares are subject to a maximum front-end sales charge of 2.50% per transaction and must be purchased through financial intermediaries that, by written agreement with Columbia Management Investment Distributors, Inc., are specifically authorized to sell Class T shares. Prior to March 27, 2017, Class T shares were known as Class W shares, were not subject to sales charges, and were generally available only to investors purchasing through authorized investment programs managed by investment professionals, including discretionary managed accounts.
22	Columbia Select Large Cap Equity Fund | Annual Report 2018

Notes to Financial Statements  (continued)
February 28, 2018
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
All equity securities are valued at the close of business of the New York Stock Exchange. Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.
Foreign equity securities are valued based on the closing price on the foreign exchange in which such securities are primarily traded. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board of Trustees, including, if available, utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. The fair value of a security is likely to be different from the quoted or published price, if available.
Investments in open-end investment companies, including money market funds, are valued at their latest net asset value.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Foreign currency transactions and translations
The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of regular trading on the New York Stock Exchange. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange
Columbia Select Large Cap Equity Fund | Annual Report 2018	23

Notes to Financial Statements  (continued)
February 28, 2018
rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.
For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.
Derivative instruments
The Fund invests in certain derivative instruments, as detailed below, to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligations under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell or terminate, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.
A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform its obligations under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty, plus any replacement costs or related amounts. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the clearinghouse or central counterparty (CCP) provides some protection in the case of clearing member default. The clearinghouse or CCP stands between the buyer and the seller of the contract; therefore, additional counterparty credit risk is failure of the clearinghouse or CCP. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer account. While brokers are required to segregate customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s customers (including the Fund), potentially resulting in losses to the Fund.
In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives contract counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset or netting in bankruptcy, insolvency or other events.
Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the clearinghouse or CCP for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract specific for over-the-counter derivatives. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its
24	Columbia Select Large Cap Equity Fund | Annual Report 2018

Notes to Financial Statements  (continued)
February 28, 2018
counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
Certain ISDA Master Agreements allow counterparties of over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund’s net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty. The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement. In addition to considering counterparty credit risk, the Fund would consider terminating the derivatives contracts based on whether termination would result in a net liability owed from the counterparty.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.
Options contracts
Options are contracts which entitle the holder to purchase or sell securities or other identified assets at a specified price, or in the case of index option contracts, to receive or pay the difference between the index value and the strike price of the index option contract. Option contracts can be either exchange-traded or over-the-counter. The Fund purchased and wrote option contracts to decrease the Fund’s exposure to equity market risk and to increase return on investments. These instruments may be used for other purposes in future periods. Completion of transactions for option contracts traded in the over-the-counter market depends upon the performance of the other party. Cash collateral may be collected or posted by the Fund to secure certain over-the-counter option contract trades. Cash collateral held or posted by the Fund for such option contract trades must be returned to the broker or the Fund upon closure, exercise or expiration of the contract.
Options contracts purchased are recorded as investments. When the Fund writes an options contract, the premium received is recorded as an asset and an amount equivalent to the premium is recorded as a liability in the Statement of Assets and Liabilities and is subsequently adjusted to reflect the current fair value of the option written. Changes in the fair value of the written option are recorded as unrealized appreciation or depreciation until the contract is exercised or has expired. The Fund will realize a gain or loss when the option contract is closed or expires. When option contracts are exercised, the proceeds on sales for a written call or purchased put option contract, or the purchase cost for a written put or purchased call option contract, is adjusted by the amount of premium received or paid.
For over-the-counter options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Option contracts written by the Fund do not typically give rise to significant counterparty credit risk, as options written generally obligate the Fund and not the counterparty to perform. The risk in writing a call option contract is that the Fund gives up the opportunity for profit if the market price of the security increases above the strike price and the option contract is exercised. The risk in writing a put option contract is that the Fund may incur a loss if the market price of the security decreases below the strike price and the option contract is exercised. Exercise of a written option could result in the Fund purchasing or selling a security or foreign currency when it otherwise would not, or at a price different from the current market value. In purchasing and writing options, the Fund bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Fund may not be able to enter into a closing transaction due to an illiquid market.
Effects of derivative transactions in the financial statements
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.
Columbia Select Large Cap Equity Fund | Annual Report 2018	25

Notes to Financial Statements  (continued)
February 28, 2018
The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended February 28, 2018:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Options contracts written ($)	Options contracts purchased ($)	Total ($)
Equity risk	43,806	500,021	543,827
Total	43,806	500,021	543,827
The following table is a summary of the average outstanding volume by derivative instrument for the year ended February 28, 2018:
Derivative instrument	Average value ($)*
Options contracts — purchased	165,411
Options contracts — written	(2,701)

*	Based on the ending daily outstanding amounts for the year ended February 28, 2018.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information on the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by the Fund’s management. Management’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
26	Columbia Select Large Cap Equity Fund | Annual Report 2018

Notes to Financial Statements  (continued)
February 28, 2018
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company net taxable income and net capital gains, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its ordinary income, capital gains net income and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.
Distributions to shareholders
Distributions from net investment income, if any, are declared and paid semi-annually. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Recent accounting pronouncement
Accounting Standards Update 2017-08 Premium Amortization on Purchased Callable Debt Securities
In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2017-08 Premium Amortization on Purchased Callable Debt Securities. ASU No. 2017-08 updates the accounting standards to shorten the amortization period for certain purchased callable debt securities, held at a premium, to be amortized to the earliest call date. The update applies to securities with explicit, noncontingent call features that are callable at fixed prices and on preset dates. The standard is effective for annual periods beginning after December 15, 2018 and interim periods within those fiscal years. At this time, management is evaluating the implication of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.77% to 0.57% as the Fund’s net assets increase. The effective management services fee rate for the year ended February 28, 2018 was 0.76% of the Fund’s average daily net assets.
Columbia Select Large Cap Equity Fund | Annual Report 2018	27

Notes to Financial Statements  (continued)
February 28, 2018
Other expenses
Other expenses are for, among other things, miscellaneous expenses of the Fund or the Board of Trustees, including payments to Board Services Corp., a company that dissolved on August 25, 2017, which had provided limited administrative services to the Fund and the Board of Trustees. That company’s expenses included boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. For the year ended February 28, 2018, other expenses paid by the Fund to this company were $1,008.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan. All amounts payable under the Plan constitute a general unsecured obligation of the Fund.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated funds governed by the Board of Trustees, based on relative net assets.
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with DST Asset Manager Solutions, Inc. (DST) to serve as sub-transfer agent. The Transfer Agent pays the fees of DST for services as sub-transfer agent and DST is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Effective August 1, 2017, total transfer agency fees for Institutional 2 Class and Institutional 3 Class shares are subject to an annual limitation of not more than 0.07% and 0.02%, respectively, of the average daily net assets attributable to each share class. Prior to August 1, 2017, these limitations were 0.075% for Institutional 2 Class shares and 0.025% for Class I and Institutional 3 Class shares.
28	Columbia Select Large Cap Equity Fund | Annual Report 2018

Notes to Financial Statements  (continued)
February 28, 2018
For the year ended February 28, 2018, the Fund’s effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:
Effective rate (%)
Class A	0.14
Advisor Class	0.13 (a)
Class B	0.06 (b),(c)
Class C	0.14
Class I	0.00 (c),(d)
Institutional Class	0.14
Institutional 2 Class	0.06
Institutional 3 Class	0.01 (a)
Class T	0.15

(a)	Annualized.
(b)	Effective July 17, 2017, Class B shares were automatically converted to Class A shares.
(c)	Unannualized.
(d)	Effective March 27, 2017, Class I shares were redeemed or exchanged for Institutional 3 Class shares.
An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended February 28, 2018, these minimum account balance fees reduced total expenses of the Fund by $1,840.
Distribution and service fees
The Fund has entered into an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. The Board of Trustees has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) applicable to certain share classes, which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.
Under the Plans, the Fund pays a monthly combined distribution and service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A shares of the Fund. Also under the Plans, the Fund pays a monthly service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class B, Class C and Class T shares of the Fund and a monthly distribution fee to the Distributor at the maximum annual rates of 0.75%, 0.75% and 0.25% of the average daily net assets attributable to Class B, Class C and Class T shares of the Fund, respectively. As a result of all Class B shares of the Fund being redeemed or converted to Class A shares, August 4, 2017 was the last day the Fund paid a distribution and service fee for Class B shares.
Although the Fund may pay a distribution fee up to 0.25% of the Fund’s average daily net assets attributable to Class T shares and a service fee of up to 0.25% of the Fund’s average daily net assets attributable to Class T shares, the aggregate fee shall not exceed 0.25% of the Fund’s average daily net assets attributable to Class T shares.
Sales charges (unaudited)
Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares for the year ended February 28, 2018, if any, are listed below:
Amount ($)
Class A	64,503
Class C	1,283
Columbia Select Large Cap Equity Fund | Annual Report 2018	29

Notes to Financial Statements  (continued)
February 28, 2018
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the class’ average daily net assets:
	Expense cap February 1, 2018 through June 30, 2019	Expense cap July 1, 2017 through January 31, 2018	Expense cap prior to July 1, 2017
Class A	0.80%	1.15%	1.17%
Advisor Class	0.55	0.90*	-
Class C	1.55	1.90	1.92
Institutional Class	0.55	0.90	0.92
Institutional 2 Class	0.49	0.865	0.84
Institutional 3 Class	0.43	0.815	0.79
Class T	0.80	1.15	1.17
*Expense cap rate is contractual from July 5, 2017 (the commencement of operations of Advisor Class shares) through January 31, 2018.
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At February 28, 2018, these differences were primarily due to differing treatment for deferral/reversal of wash sale losses, re-characterization of distributions for investments, trustees’ deferred compensation and foreign currency transactions. To the extent these differences were permanent, reclassifications were made among the components of the Fund’s net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications.
In the Statement of Assets and Liabilities the following reclassifications were made:
Undistributed net investment income ($)	Accumulated net realized gain ($)	Paid in capital ($)
(68,659)	68,659	—
Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.
30	Columbia Select Large Cap Equity Fund | Annual Report 2018

Notes to Financial Statements  (continued)
February 28, 2018
The tax character of distributions paid during the years indicated was as follows:
February 28, 2018			February 28, 2017
Ordinary income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Long-term capital gains ($)	Total ($)
10,239,222	26,694,728	36,933,950	6,662,248	5,751,578	12,413,826
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
At February 28, 2018, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized appreciation ($)
3,494,017	24,049,063	—	190,340,970
At February 28, 2018, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized appreciation ($)
478,110,062	196,611,674	(6,270,704)	190,340,970
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $284,008,324 and $338,763,192, respectively, for the year ended February 28, 2018. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 7. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations.
Columbia Select Large Cap Equity Fund | Annual Report 2018	31

Notes to Financial Statements  (continued)
February 28, 2018
The Fund had no borrowings during the year ended February 28, 2018.
Note 8. Significant risks
Shareholder concentration risk
At February 28, 2018, one unaffiliated shareholder of record owned 24.9% of the outstanding shares of the Fund in one or more accounts. The Fund has no knowledge about whether any portion of those shares was owned beneficially. Affiliated shareholders of record owned 50.2% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Technology and technology-related investment risk
The Fund may be more susceptible to the particular risks that may affect companies in the information technology sector, as well as other technology-related sectors (collectively, the technology sectors) than if it were invested in a wider variety of companies in unrelated sectors. Companies in the technology sectors are subject to certain risks, including the risk that new services, equipment or technologies will not be accepted by consumers and businesses or will become rapidly obsolete. Performance of such companies may be affected by factors including obtaining and protecting patents (or the failure to do so) and significant competitive pressures, including aggressive pricing of their products or services, new market entrants, competition for market share and short product cycles due to an accelerated rate of technological developments. Such competitive pressures may lead to limited earnings and/or falling profit margins. As a result, the value of their securities may fall or fail to rise. In addition, many technology sector companies have limited operating histories and prices of these companies’ securities historically have been more volatile than other securities, especially over the short term.
Note 9. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 10. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.
32	Columbia Select Large Cap Equity Fund | Annual Report 2018

Report of Independent Registered Public Accounting Firm
To the Trustees of Columbia Funds Series Trust and Shareholders of Columbia Select Large Cap Equity Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Select Large Cap Equity Fund (one of the funds constituting Columbia Funds Series Trust, referred to hereafter as the "Fund") as of February 28, 2018, the related statement of operations for the year ended February 28, 2018, the statement of changes in net assets for each of the two years in the period ended February 28, 2018, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of February 28, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended February 28, 2018 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of February 28, 2018 by correspondence with the custodian, transfer agent and brokers. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
April 20, 2018
We have served as auditors of one or more investment companies within the Columbia Funds Complex since 1977.
Columbia Select Large Cap Equity Fund | Annual Report 2018	33

Federal Income Tax Information
(Unaudited)
The Fund hereby designates the following tax attributes for the fiscal year ended February 28, 2018. Shareholders will be notified in early 2019 of the amounts for use in preparing 2018 income tax returns.
Qualified dividend income	Dividends received deduction	Capital gain dividend
79.38%	76.50%	$47,661,249
Qualified dividend income. For taxable, non-corporate shareholders, the percentage of ordinary income distributed during the fiscal year that represents qualified dividend income subject to reduced tax rates.
Dividends received deduction. The percentage of ordinary income distributed during the fiscal year that qualifies for the corporate dividends received deduction.
Capital gain dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period.
34	Columbia Select Large Cap Equity Fund | Annual Report 2018

TRUSTEES AND OFFICERS
Shareholders elect the Board that oversees the Fund’s operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, Trustees not affiliated with the Investment Manager generally may serve through the end of the calendar year in which they reach either the mandatory retirement age established by the Board or the fifteenth anniversary of the first Columbia Funds Board meeting they attended as a member of the Board.
Independent trustees
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
George S. Batejan c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1953	Trustee since 1/17	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	125	Advisory Board Member, University of Colorado Business School since November 2015; former Chairman of the Board, NICSA (National Investment Company Services Association) (Executive Committee, Nominating Committee and Governance Committee), 2014-2016; former Director, Intech Investment Management, 2011- 2016; former Board Member, Metro Denver Chamber of Commerce, 2015-2016
Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; specializing in arbitration and mediation; Interim President and Chief Executive Officer, Blue Cross and Blue Shield of Minnesota (health care insurance) since February 2018; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees; Interim Chair, Minnesota Sports Facilities Authority, March 2017-July 2017	125	Trustee, BlueCross BlueShield of Minnesota since 2009 (Chair of the Business Development Committee, 2014-2017; Chair of the Governance Committee since 2017); Chair of the Robina Foundation since August 2013; former Member of the Board, Minnesota Sports Facilities Authority, January 2017-July 2017
Edward J. Boudreau, Jr. c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1944	Chair of the Board since 1/18; Trustee since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000; FINRA Industry Arbitrator, 2002-present; Chairman and Chief Executive Officer, John Hancock Investments (asset management), Chairman and Interested Trustee for open-end and closed-end funds offered by John Hancock, 1989-2000; John Hancock Mutual Life Insurance Company, including Senior Vice President and Treasurer and Senior Vice President Information Technology, 1968-1988	125	Former Trustee, Boston Museum of Science (Chair of Finance Committee) 1985-2013; former Trustee, BofA Funds Series Trust (11 funds), 2005-2011
Columbia Select Large Cap Equity Fund | Annual Report 2018	35

TRUSTEES AND OFFICERS  (continued)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, Morgan Stanley, 1982-1991	125	Trustee, New York Presbyterian Hospital Board (Executive Committee and Chair of Human Resources Committee) since 1996; Director, Darien Rowayton Bank (Audit Committee) since 2017
William P. Carmichael c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1943	Trustee since 6/11 for RiverSource Funds and since 2003 for Nations Funds	Retired; Co-founder, The Succession Fund (provides exit strategies to owners of privately held companies), 1998-2007; Adjunct Professor of Finance, Kelley School of Business, Indiana University, 1993-2007; Senior Vice President, Sara Lee Corporation, 1991-1993; Senior Vice President and Chief Financial Officer, Beatrice Foods Company, 1984-1990; Vice President, Esmark, Inc., 1973-1984; Associate, Price Waterhouse, 1968-1972	125	Director, The Finish Line (athletic shoes and apparel) since July 2003; former Director, Cobra Electronics Corporation (electronic equipment manufacturer), 1994-August 2014; former Director, Spectrum Brands, Inc. (consumer products), 2002-2009; former Director, Simmons Company (bedding), 2004-2010; former Trustee, BofA Funds Series Trust (11 funds) 2003-2011; former Director, McMoRan Exploration Company (oil and gas exploration and development) 2010 - 2013; former Director, International Textile Corp., 2012-2016; former Director, hhgregg, 2015-2017
Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1950	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	125	Trustee, MA Taxpayers Foundation since 1997; Board of Directors, The MA Business Roundtable since 2003; Board of Governors, Innovation Institute, MA Technology Collaborative since 2010
Brian J. Gallagher c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 12/17	Retired; Partner with Deloitte & Touche LLP and its predecessors, 1977-2016	123	Trustee, Catholic Schools Foundation since 2004
Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1952	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Managing Director, Morgan Stanley, 1982-1989; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	125	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)
36	Columbia Select Large Cap Equity Fund | Annual Report 2018

TRUSTEES AND OFFICERS  (continued)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
Minor M. Shaw c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1947	Trustee since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business), 1998-2011	125	Director, BlueCross BlueShield of South Carolina since April 2008; Director, National Association of Corporate Directors, Carolinas Chapter, since 2013; Board Chair, Hollingsworth Funds since 2016; Advisory Board member, Duke Energy Corp. since October 2016; Chair of the Duke Endowment; Chair of Greenville – Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011; former Director, Piedmont Natural Gas, 2004-2016
Sandra Yeager c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1964	Trustee since 12/17	Retired; President and founder, Hanoverian Capital, LLC (SEC registered investment advisor firm), 2008-2016	123	Director, NAPE Education Foundation since October 2016
Interested trustee not affiliated with Investment Manager*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships/ held by Trustee during the past five years
Anthony M. Santomero c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1946	Trustee since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President, Federal Reserve Bank of Philadelphia, 2000-2006, Professor of Finance, The Wharton School, University of Pennsylvania, 1972-2002	123	Trustee, Penn Mutual Life Insurance Company since March 2008; Director, Renaissance Reinsurance Ltd. since May 2008; Director, Citigroup Inc. since 2009; Director, Citibank, N.A. since 2009; former Trustee, BofA Funds Series Trust (11 funds), 2008-2011
*	Dr. Santomero is not an affiliated person of the Investment Manager or Ameriprise Financial. However, he is currently deemed by the Funds to be an “interested person” (as defined in the 1940 Act) of the Funds because he serves as a Director of Citigroup Inc. and Citibank, N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the Funds or accounts advised/managed by the Investment Manager.
Columbia Select Large Cap Equity Fund | Annual Report 2018	37

TRUSTEES AND OFFICERS  (continued)
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Trusts and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
William F. Truscott c/o Columbia Management Investment Advisers, LLC 225 Franklin St. Boston, MA 02110 1960	Trustee since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002 for RiverSource Funds and since 5/10 for Nations Funds	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010 - September 2012); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006 - August 2012.	196	Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; former Director, Ameriprise Certificate Company, 2006-January 2013
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
Nations Funds refer to the Funds within the Columbia Funds Complex that historically bore the Nations brand and include series of Columbia Funds Series Trust. RiverSource Funds refer to the Funds within the Columbia Funds Complex that historically bore the RiverSource brand and include series of Columbia Funds Series Trust II.
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611, visiting investor.columbiathreadneedleus.com or contacting your financial intermediary.
38	Columbia Select Large Cap Equity Fund | Annual Report 2018

TRUSTEES AND OFFICERS  (continued)
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Truscott, who is Senior Vice President, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds complex or a predecessor thereof	Principal occupation(s) during past five years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously, Vice President and Chief Counsel, January 2010 - December 2014; officer of Columbia Funds and affiliated funds since 2007.
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011), Chief Financial Officer (2009) and Chief Accounting Officer (2015)	Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; senior officer of Columbia Funds and affiliated funds since 2002.
Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Senior Vice President (2011) and Assistant Secretary (2008)	Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since January 2017 (previously Vice President and Lead Chief Counsel, November 2008 - January 2017 and January 2013 - January 2017, respectively; and Chief Counsel, January 2010 - January 2013); Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since May 2010.
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010.
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013 (previously Director and Global Chief Investment Officer, 2010 - 2013).
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Senior Vice President (2017), Chief Legal Officer (2017) and Secretary (2015)	Vice President and Group Counsel, Ameriprise Financial, Inc. since August 2011; officer of Columbia Funds and affiliated funds since 2005.
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)	Managing Director and Global Head of Operations, Columbia Management Investment Advisers, LLC since April 2016 (previously Managing Director and Chief Operating Officer, 2010 - 2016).
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
Columbia Select Large Cap Equity Fund | Annual Report 2018	39

Additional information
The Fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting investor.columbiathreadneedleus.com; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting investor.columbiathreadneedleus.com, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit investor.columbiathreadneedleus.com or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
Fund investment manager
Columbia Management Investment Advisers, LLC
225 Franklin Street
Boston, MA 02110
Fund distributor
Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, MA 02110
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 8081
Boston, MA 02266-8081
40	Columbia Select Large Cap Equity Fund | Annual Report 2018

[THIS PAGE INTENTIONALLY LEFT BLANK]

Columbia Select Large Cap Equity Fund
P.O. Box 8081
Boston, MA 02266-8081

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
investor.columbiathreadneedleus.com. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved. Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110-2804
© 2018 Columbia Management Investment Advisers, LLC.
investor.columbiathreadneedleus.com
ANN172_02_H01_(04/18)

Annual Report
February 28, 2018
Columbia Large Cap Enhanced Core Fund
Not FDIC Insured • No bank guarantee • May lose value

President’s Message
Dear Shareholders,
The year 2017 was an extraordinary year in the financial markets. The S&P 500 Index didn’t experience a single down month and returned over 20% during the 12-month period. The index continued this trend into January 2018, which marked the fastest start for the index ever. Low volatility, which had been a feature of the U.S. equity market for the last several years, along with the surge in the S&P 500 Index, seemingly drove investor sentiment to very high levels. This arguably set the stage for an overdue correction, which we witnessed in February 2018.
A return to volatility
There have been few periods of market upheaval such as were experienced in the first part of 2018. While investors were taken by surprise by the sudden and pronounced market swings, the return to some level of volatility actually marked a resumption of relatively normal market conditions. Having said that, it’s important to distinguish between a good technical correction where excess enthusiasm in the marketplace is being let out, versus a real change in the underlying fundamentals – things like an underperforming economy or weaker corporate earnings. Our view is that the recent market volatility falls into the former category, and the fundamentals remain strong. We’re continuing to see improvements in global economic activity, and we’re seeing corporate earnings expectations continue to rise – and not just because of tax reform.
Consistency is more important than ever
It’s important to keep in mind that when it comes to long-term investing, it’s the destination, not the journey that matters most. If you have a financial goal that you’ve worked out with your financial advisor, and you have a good asset allocation plan to reach it, it’s a question of sticking with your plan rather than become focused on near-term volatility. Bouts of volatility are normal. After all, it’s hard to cross the ocean without hitting an occasional rough patch. You need to focus on the destination.
One final thought. In weathering volatility, it’s the consistency of the return that is essential. Investors who chase higher returns are usually the first to sell when an investment goes through a bad patch, and they therefore don’t tend to benefit from the recovery. More disciplined investors who perhaps panic less or not at all during periods of volatility, tend to have improved long-term results and are more likely to reach their financial goals. Nothing is more important to us than making sure those who have entrusted us to protect and grow their assets are able to do what matters most to them.
Your success is our priority. Talk to your financial advisor about how working with Columbia Threadneedle Investments may help you position your portfolio for consistent, sustainable outcomes, no matter the market conditions.
Sincerely,
Christopher O. Petersen
President, Columbia Funds
The S&P 500 Index, an unmanaged index, measures the performance of 500 widely held, large-capitalization U.S. stocks and is frequently used as a general measure of market performance. Past performance is no guarantee of future results.
Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
© 2018 Columbia Management Investment Advisers, LLC. All rights reserved.
Columbia Large Cap Enhanced Core Fund   |  Annual Report 2018

Columbia Large Cap Enhanced Core Fund  |  Annual Report 2018

Fund at a Glance
Investment objective
Columbia Large Cap Enhanced Core Fund (the Fund) seeks total return before fees and expenses that exceeds the total return of the Standard & Poor’s (S&P) 500 Index.
Portfolio management
Brian Condon, CFA
Co-Portfolio Manager
Managed Fund since 2009
Peter Albanese
Co-Portfolio Manager
Managed Fund since 2014
Morningstar style boxTM
The Morningstar Style Box is based on a fund’s portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.
© 2018 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.
Average annual total returns (%) (for the period ended February 28, 2018)
	Inception	1 Year	5 Years	10 Years
Class A	07/31/96	19.81	14.97	9.71
Advisor Class*	07/01/15	20.12	15.12	9.78
Institutional Class	07/31/96	20.08	15.27	9.99
Institutional 2 Class*	06/25/14	20.20	15.27	9.86
Institutional 3 Class*	07/15/09	20.24	15.42	10.07
Class R	01/23/06	19.51	14.68	9.44
S&P 500 Index		17.10	14.73	9.73
All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower. Effective November 1, 2017, Class R4, Class R5, Class Y and Class Z shares were renamed Advisor Class, Institutional 2 Class, Institutional 3 Class and Institutional Class shares, respectively.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting investor.columbiathreadneedleus.com or calling 800.345.6611.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. Since the Fund launched more than one share class at its inception, Class A shares were used. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit investor.columbiathreadneedleus.com/investment-products/mutual-funds/appended-performance for more information.
The S&P 500 Index, an unmanaged index, measures the performance of 500 widely held, large-capitalization U.S. stocks and is frequently used as a general measure of market performance.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
2	Columbia Large Cap Enhanced Core Fund | Annual Report 2018

Fund at a Glance   (continued)
Performance of a hypothetical $10,000 investment (February 29, 2008 — February 28, 2018)
The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Large Cap Enhanced Core Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.
Top 10 holdings (%) (at February 28, 2018)
Microsoft Corp.	3.9
Apple, Inc.	3.5
JPMorgan Chase & Co.	2.6
Facebook, Inc., Class A	2.6
Alphabet, Inc., Class A	2.0
Cisco Systems, Inc.	1.9
Boeing Co. (The)	1.8
Intel Corp.	1.8
Pfizer, Inc.	1.7
Amazon.com, Inc.	1.7
Percentages indicated are based upon total investments (excluding Money Market Funds).
For further detail about these holdings, please refer to the section entitled “Portfolio of Investments.”
Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.
Portfolio breakdown (%) (at February 28, 2018)
Common Stocks	96.4
Money Market Funds	3.6
Total	100.0
Percentages indicated are based upon total investments. The Fund’s portfolio composition is subject to change.
Equity sector breakdown (%) (at February 28, 2018)
Consumer Discretionary	12.8
Consumer Staples	7.6
Energy	5.4
Financials	14.8
Health Care	13.7
Industrials	10.4
Information Technology	25.6
Materials	2.8
Real Estate	2.3
Telecommunication Services	1.7
Utilities	2.9
Total	100.0
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.

Columbia Large Cap Enhanced Core Fund | Annual Report 2018	3

Manager Discussion of Fund Performance
For the 12-month period that ended February 28, 2018, the Fund’s Class A shares returned 19.81%. The Fund outperformed its benchmark, the S&P 500 Index, which returned 17.10% for the same 12 months. Stock selection, as driven by our quantitative models, drove performance during the period.
Confident investors drove equity markets higher
Despite tumult in U.S. and global politics and rising tensions with North Korea and Iran, investors focused on prospects for stronger economic growth and lower taxes, driving U.S. financial markets higher over the 12-month period ended February 28, 2018. U.S. economic growth picked up, as gross domestic product (GDP) expanded at an annualized rate of more than 3.0% for two consecutive quarters for the first time since 2014; 3% is the long-term historical average growth rate of GDP. Even though jobs were lost as a result of hurricane disruptions during the third quarter of 2017, unemployment fell to 4.1%, as the U.S. labor market added an average of more than 190,000 new jobs per month during the period. Wage growth failed to keep pace with job growth, but there is hope that lower tax rates will move companies to raise wages more robustly. Global growth and a weaker U.S. dollar boosted exports. Robust manufacturing activity, higher consumer spending and expectations that less stringent regulation in certain industries would further boost growth also supported investor confidence.
The Federal Reserve raised the target range on its key short-term interest rate, the federal funds rate, three times in 2017, citing solid job and economic growth and progress toward its 2.0% inflation target. The federal funds rate target started the year at 0.75% - 1.0% and ended the year at 1.25% - 1.50%. Interest rates rose across the maturity spectrum. The 10-year Treasury benchmark closed the period at 2.87%.
This favorable backdrop proved supportive for stocks with the highest sensitivity to economic growth, particularly in information technology. Large cap stocks outperformed small- and mid-caps and growth stocks outperformed value stocks. However, all segments of the stock market pulled back in February 2018 on fears that interest rates and inflation may rise faster than expected. For the 12-month period, the S&P 500 Index, a broad-based measure of U.S. equity returns, gained 17.10%.
Stock selection models delivered mixed results
We divide the metrics for our stock selection model into three broad categories: valuation (fundamental measures, such as earnings and cash flow, relative to market values), catalyst (price momentum and business momentum) and quality (quality of earnings and financial strength). We then rank the securities within a sector/industry from 1 (most attractive) to 5 (least attractive) based upon the metrics within these categories. For the period, catalyst factors performed the best, while quality factors also aided performance. The valuation composite returned mixed results. In this market environment, growth, momentum and price risk factors did well, while book-to-price, leverage and volatility factors were out of favor.
The Fund’s strategy is to keep sector weights in line with the benchmark, so relative performance is primarily driven by stock selection. Stock selection in the industrials, energy and real estate sectors contributed most to performance. Weaker selection in health care detracted from returns.
Contributors and detractors
Within industrials, Boeing was a top contributor to performance relative to the benchmark. Shares of the aerospace company climbed steadily during the year on expectations for increased global passenger traffic, a favorable political environment for the defense sector and the impact of tax reform. WW Grainger, a distributor of maintenance, repair and operating products, was another top performer. WW Grainger shares soared after the company reported earnings that were substantially higher than consensus estimates, as well as signs that price cuts were driving higher business activity. Both Boeing and WW Grainger were overweights relative to the benchmark. The Fund benefited from lack of exposure to General Electric, whose shares dropped substantially as cash flow declined and its dividend was cut.
By contrast, lack of exposure to certain high performing names was the biggest detractor from relative performance. An underweight in Amazon detracted from results as shares of the e-commerce giant rose strongly, driven by recent acquisitions, reports of expansion into new fields, higher market share and a record year for e-commerce, in general. The Fund had no
4	Columbia Large Cap Enhanced Core Fund | Annual Report 2018

Manager Discussion of Fund Performance  (continued)
exposure to NVIDA, which also hurt relative returns. NVIDIA makes semiconductor chips and software for emerging growth applications, such as data centers, machine learning, autonomous driving and virtual reality. The company continued to enjoy broad adoption of its products across a variety of end markets and solid revenue and earnings growth.
Investment discipline based on stock selection model
Regardless of the economic environment, we maintain our investment discipline, which is linked to the Fund’s quantitative stock selection model. We do not rely on macroeconomic scenarios or market outlooks to choose securities. We do not try to predict when equities, as an asset class, will perform well or when they will perform poorly. Instead, we seek to keep the Fund substantially invested at all times in companies that meet our stock selection criteria: Companies with attractive valuations relative to their peers, with strong business and market momentum and good earnings quality and financial strength.
Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Investing in derivatives is a specialized activity that involves special risks, which may result in significant losses. The Fund’s net value will generally decline when the performance of its targeted index declines. See the Fund’s prospectus for more information on these and other risks.
The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
Columbia Large Cap Enhanced Core Fund | Annual Report 2018	5

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are transaction costs, which may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
September 1, 2017 — February 28, 2018
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,120.10	1,020.38	4.68	4.46	0.89
Advisor Class (formerly Class R4)	1,000.00	1,000.00	1,121.90	1,021.62	3.37	3.21	0.64
Institutional Class (formerly Class Z)	1,000.00	1,000.00	1,121.70	1,021.62	3.37	3.21	0.64
Institutional 2 Class (formerly Class R5)	1,000.00	1,000.00	1,122.40	1,022.07	2.89	2.76	0.55
Institutional 3 Class (formerly Class Y)	1,000.00	1,000.00	1,122.50	1,022.32	2.63	2.51	0.50
Class R	1,000.00	1,000.00	1,119.00	1,019.14	5.99	5.71	1.14
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.
6	Columbia Large Cap Enhanced Core Fund | Annual Report 2018

Portfolio of Investments
February 28, 2018
(Percentages represent value of investments compared to net assets)
Common Stocks 96.2%
Issuer	Shares	Value ($)
Consumer Discretionary 12.3%
Diversified Consumer Services 0.5%
H&R Block, Inc.	82,700	2,094,791
Hotels, Restaurants & Leisure 1.7%
Hilton Worldwide Holdings, Inc.	44,300	3,578,997
Royal Caribbean Cruises Ltd.	26,000	3,291,600
Total		6,870,597
Internet & Direct Marketing Retail 1.6%
Amazon.com, Inc.(a)	4,290	6,488,410
Leisure Products 0.6%
Hasbro, Inc.	24,900	2,379,693
Media 2.3%
Charter Communications, Inc., Class A(a)	11,800	4,034,774
Comcast Corp., Class A	127,000	4,598,670
News Corp., Class A	24,100	388,733
Total		9,022,177
Multiline Retail 1.0%
Target Corp.	53,300	4,019,353
Specialty Retail 2.9%
Best Buy Co., Inc.	51,200	3,708,928
Home Depot, Inc. (The)	34,800	6,342,996
Ross Stores, Inc.	21,500	1,678,935
Total		11,730,859
Textiles, Apparel & Luxury Goods 1.7%
Ralph Lauren Corp.	32,900	3,482,136
VF Corp.	43,600	3,251,252
Total		6,733,388
Total Consumer Discretionary		49,339,268
Consumer Staples 7.3%
Food & Staples Retailing 2.9%
CVS Health Corp.	55,000	3,725,150
Walgreens Boots Alliance, Inc.	54,200	3,733,838
Walmart, Inc.	46,900	4,221,469
Total		11,680,457
Common Stocks (continued)
Issuer	Shares	Value ($)
Food Products 1.5%
Campbell Soup Co.	47,400	2,040,570
ConAgra Foods, Inc.	15,600	563,628
Tyson Foods, Inc., Class A	43,900	3,265,282
Total		5,869,480
Household Products 1.8%
Kimberly-Clark Corp.	30,500	3,383,060
Procter & Gamble Co. (The)	48,000	3,768,960
Total		7,152,020
Tobacco 1.1%
Altria Group, Inc.	74,100	4,664,595
Total Consumer Staples		29,366,552
Energy 5.2%
Energy Equipment & Services 0.3%
National Oilwell Varco, Inc.	32,500	1,140,425
Oil, Gas & Consumable Fuels 4.9%
Chevron Corp.	24,800	2,775,616
ConocoPhillips	77,500	4,209,025
Exxon Mobil Corp.	36,200	2,741,788
Marathon Oil Corp.	201,100	2,919,972
Marathon Petroleum Corp.	49,500	3,170,970
Valero Energy Corp.	42,600	3,851,892
Total		19,669,263
Total Energy		20,809,688
Financials 14.2%
Banks 6.8%
Bank of America Corp.	156,600	5,026,860
Citigroup, Inc.	85,100	6,424,199
Citizens Financial Group, Inc.	75,100	3,266,099
JPMorgan Chase & Co.	85,800	9,909,900
PNC Financial Services Group, Inc. (The)	8,300	1,308,578
Wells Fargo & Co.	22,500	1,314,225
Total		27,249,861

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Large Cap Enhanced Core Fund | Annual Report 2018	7

Portfolio of Investments  (continued)
February 28, 2018
Common Stocks (continued)
Issuer	Shares	Value ($)
Capital Markets 3.3%
BlackRock, Inc.	7,300	4,010,839
Franklin Resources, Inc.	17,700	684,459
S&P Global, Inc.	22,300	4,277,140
State Street Corp.	22,500	2,388,375
T. Rowe Price Group, Inc.	15,600	1,745,640
Total		13,106,453
Diversified Financial Services 0.8%
Berkshire Hathaway, Inc., Class B(a)	15,200	3,149,440
Insurance 3.3%
Allstate Corp. (The)	35,300	3,256,778
Aon PLC	24,200	3,395,744
Prudential Financial, Inc.	32,900	3,497,928
Travelers Companies, Inc. (The)	2,800	389,200
Unum Group	55,700	2,838,472
Total		13,378,122
Total Financials		56,883,876
Health Care 13.2%
Biotechnology 2.6%
Alexion Pharmaceuticals, Inc.(a)	10,000	1,174,500
Amgen, Inc.	5,900	1,084,243
Biogen, Inc.(a)	6,200	1,791,738
Celgene Corp.(a)	11,900	1,036,728
Gilead Sciences, Inc.	23,400	1,842,282
Regeneron Pharmaceuticals, Inc.(a)	2,400	769,056
Vertex Pharmaceuticals, Inc.(a)	16,400	2,722,892
Total		10,421,439
Health Care Equipment & Supplies 2.6%
Baxter International, Inc.	56,100	3,803,019
Medtronic PLC	48,900	3,906,621
Varian Medical Systems, Inc.(a)	21,500	2,565,810
Total		10,275,450
Health Care Providers & Services 2.3%
Anthem, Inc.	5,600	1,318,128
Centene Corp.(a)	35,000	3,549,700
Express Scripts Holding Co.(a)	52,600	3,968,670
UnitedHealth Group, Inc.	1,700	384,472
Total		9,220,970
Common Stocks (continued)
Issuer	Shares	Value ($)
Pharmaceuticals 5.7%
Bristol-Myers Squibb Co.	73,100	4,839,220
Eli Lilly & Co.	49,500	3,812,490
Johnson & Johnson	24,600	3,195,048
Merck & Co., Inc.	28,900	1,566,958
Perrigo Co. PLC	34,300	2,794,078
Pfizer, Inc.	180,000	6,535,800
Total		22,743,594
Total Health Care		52,661,453
Industrials 10.1%
Aerospace & Defense 3.9%
Boeing Co. (The)	19,200	6,954,432
General Dynamics Corp.	18,300	4,070,835
Lockheed Martin Corp.	13,100	4,616,964
Total		15,642,231
Airlines 0.8%
Southwest Airlines Co.	57,400	3,320,016
Electrical Equipment 1.6%
Acuity Brands, Inc.	19,800	2,823,084
AMETEK, Inc.	43,600	3,302,264
Total		6,125,348
Industrial Conglomerates 1.2%
Honeywell International, Inc.	31,500	4,759,965
Machinery 0.2%
Ingersoll-Rand PLC	9,400	834,720
Professional Services 0.3%
Robert Half International, Inc.	16,600	947,362
Road & Rail 1.2%
Union Pacific Corp.	37,700	4,910,425
Trading Companies & Distributors 0.9%
WW Grainger, Inc.	13,900	3,635,545
Total Industrials		40,175,612
Information Technology 24.6%
Communications Equipment 2.7%
Cisco Systems, Inc.	161,300	7,223,014
F5 Networks, Inc.(a)	22,800	3,386,256
Total		10,609,270

The accompanying Notes to Financial Statements are an integral part of this statement.
8	Columbia Large Cap Enhanced Core Fund | Annual Report 2018

Portfolio of Investments  (continued)
February 28, 2018
Common Stocks (continued)
Issuer	Shares	Value ($)
Internet Software & Services 5.3%
Alphabet, Inc., Class A(a)	7,025	7,755,038
Facebook, Inc., Class A(a)	55,200	9,843,264
VeriSign, Inc.(a)	29,400	3,410,988
Total		21,009,290
IT Services 2.9%
MasterCard, Inc., Class A	35,300	6,204,328
Visa, Inc., Class A	45,500	5,593,770
Total		11,798,098
Semiconductors & Semiconductor Equipment 3.0%
Broadcom Ltd.	19,000	4,682,740
Intel Corp.	140,800	6,940,032
Micron Technology, Inc.(a)	9,300	453,933
Total		12,076,705
Software 6.8%
Adobe Systems, Inc.(a)	25,100	5,249,163
CA, Inc.	90,400	3,173,040
Electronic Arts, Inc.(a)	30,800	3,809,960
Microsoft Corp.(b)	160,700	15,068,839
Total		27,301,002
Technology Hardware, Storage & Peripherals 3.9%
Apple, Inc.	74,675	13,301,111
HP, Inc.	82,700	1,934,353
Western Digital Corp.	4,200	365,568
Total		15,601,032
Total Information Technology		98,395,397
Materials 2.7%
Chemicals 1.6%
Eastman Chemical Co.	27,300	2,759,484
LyondellBasell Industries NV, Class A	34,800	3,766,056
Total		6,525,540
Containers & Packaging 0.7%
Packaging Corp. of America	22,700	2,705,840
Metals & Mining 0.4%
Freeport-McMoRan, Inc.(a)	86,800	1,614,480
Total Materials		10,845,860
Common Stocks (continued)
Issuer	Shares	Value ($)
Real Estate 2.2%
Equity Real Estate Investment Trusts (REITS) 2.2%
American Tower Corp.	29,400	4,096,302
Host Hotels & Resorts, Inc.	85,200	1,581,312
SBA Communications Corp.(a)	20,800	3,271,216
Total		8,948,830
Total Real Estate		8,948,830
Telecommunication Services 1.6%
Diversified Telecommunication Services 1.6%
AT&T, Inc.	165,900	6,022,170
Verizon Communications, Inc.	8,300	396,242
Total		6,418,412
Total Telecommunication Services		6,418,412
Utilities 2.8%
Electric Utilities 1.7%
Entergy Corp.	40,700	3,085,874
PG&E Corp.	11,100	456,099
Pinnacle West Capital Corp.	2,100	161,616
Xcel Energy, Inc.	74,100	3,207,048
Total		6,910,637
Multi-Utilities 1.1%
Ameren Corp.	27,700	1,504,110
CenterPoint Energy, Inc.	105,200	2,845,660
Total		4,349,770
Total Utilities		11,260,407
Total Common Stocks (Cost $263,665,800)		385,105,355

Money Market Funds 3.6%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 1.544%(c),(d)	14,323,611	14,322,179
Total Money Market Funds (Cost $14,323,205)		14,322,179
Total Investments (Cost: $277,989,005)		399,427,534
Other Assets & Liabilities, Net		639,262
Net Assets		400,066,796

At February 28, 2018, securities and/or cash totaling $1,059,601 were pledged as collateral.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Large Cap Enhanced Core Fund | Annual Report 2018	9

Portfolio of Investments  (continued)
February 28, 2018
Investments in derivatives
Long futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
S&P 500 E-mini	111	03/2018	USD	15,064,920	474,670	—
Notes to Portfolio of Investments
(a)	Non-income producing investment.
(b)	This security or a portion of this security has been pledged as collateral in connection with derivative contracts.
(c)	The rate shown is the seven-day current annualized yield at February 28, 2018.
(d)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended February 28, 2018 are as follows:

Issuer	Beginning shares	Shares purchased	Shares sold	Ending shares	Realized gain (loss) — affiliated issuers ($)	Net change in unrealized appreciation (depreciation) — affiliated issuers ($)	Dividends — affiliated issuers ($)	Value — affiliated issuers at end of period ($)
Columbia Short-Term Cash Fund, 1.544%
	8,577,486	80,458,509	(74,712,384)	14,323,611	(894)	(1,026)	90,637	14,322,179
Currency Legend
USD	US Dollar
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
¦	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
¦	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
¦	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Certain investments that have been measured at fair value using the net asset value (NAV) per share (or its equivalent) are not categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to reconcile the fair value hierarchy to the amounts presented in the Portfolio of Investments. The Columbia Short-Term Cash Fund seeks to provide shareholders with maximum current income consistent with liquidity and stability of principal. Columbia Short-Term Cash Fund prices its shares with a floating NAV and no longer seeks to maintain a stable NAV.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Large Cap Enhanced Core Fund | Annual Report 2018

Portfolio of Investments  (continued)
February 28, 2018
Fair value measurements  (continued)
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.
The following table is a summary of the inputs used to value the Fund’s investments at February 28, 2018:
	Level 1 quoted prices in active markets for identical assets ($)	Level 2 other significant observable inputs ($)	Level 3 significant unobservable inputs ($)	Investments measured at net asset value ($)	Total ($)
Investments
Common Stocks
Consumer Discretionary	49,339,268	—	—	—	49,339,268
Consumer Staples	29,366,552	—	—	—	29,366,552
Energy	20,809,688	—	—	—	20,809,688
Financials	56,883,876	—	—	—	56,883,876
Health Care	52,661,453	—	—	—	52,661,453
Industrials	40,175,612	—	—	—	40,175,612
Information Technology	98,395,397	—	—	—	98,395,397
Materials	10,845,860	—	—	—	10,845,860
Real Estate	8,948,830	—	—	—	8,948,830
Telecommunication Services	6,418,412	—	—	—	6,418,412
Utilities	11,260,407	—	—	—	11,260,407
Total Common Stocks	385,105,355	—	—	—	385,105,355
Money Market Funds	—	—	—	14,322,179	14,322,179
Total Investments	385,105,355	—	—	14,322,179	399,427,534
Derivatives
Asset
Futures Contracts	474,670	—	—	—	474,670
Total	385,580,025	—	—	14,322,179	399,902,204
See the Portfolio of Investments for all investment classifications not indicated in the table.
Derivative instruments are valued at unrealized appreciation (depreciation).
There were no transfers of financial assets between levels during the period.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Large Cap Enhanced Core Fund | Annual Report 2018	11

Statement of Assets and Liabilities
February 28, 2018
Assets
Investments in securities, at value
Unaffiliated issuers (cost $263,665,800)	$385,105,355
Affiliated issuers (cost $14,323,205)	14,322,179
Receivable for:
Capital shares sold	624,675
Dividends	739,057
Expense reimbursement due from Investment Manager	3,328
Prepaid expenses	1,552
Other assets	199
Total assets	400,796,345
Liabilities
Payable for:
Capital shares purchased	337,911
Variation margin for futures contracts	183,705
Management services fees	8,310
Distribution and/or service fees	951
Transfer agent fees	47,878
Compensation of board members	109,810
Compensation of chief compliance officer	3
Other expenses	40,981
Total liabilities	729,549
Net assets applicable to outstanding capital stock	$400,066,796
Represented by
Paid in capital	262,675,691
Undistributed net investment income	596,908
Accumulated net realized gain	14,880,998
Unrealized appreciation (depreciation) on:
Investments - unaffiliated issuers	121,439,555
Investments - affiliated issuers	(1,026)
Futures contracts	474,670
Total - representing net assets applicable to outstanding capital stock	$400,066,796
Class A
Net assets	$60,501,682
Shares outstanding	2,408,234
Net asset value per share	$25.12
Advisor Class(a)
Net assets	$662,970
Shares outstanding	26,684
Net asset value per share	$24.85
Institutional Class(b)
Net assets	$260,984,942
Shares outstanding	10,409,381
Net asset value per share	$25.07
Institutional 2 Class(c)
Net assets	$11,485,999
Shares outstanding	459,880
Net asset value per share	$24.98
Institutional 3 Class(d)
Net assets	$28,180,198
Shares outstanding	1,123,855
Net asset value per share	$25.07
Class R
Net assets	$38,251,005
Shares outstanding	1,525,292
Net asset value per share	$25.08

The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Large Cap Enhanced Core Fund | Annual Report 2018

Statement of Assets and Liabilities  (continued)
February 28, 2018
(a)	Prior to November 1, 2017, Advisor Class shares were known as Class R4 shares.
(b)	Prior to November 1, 2017, Institutional Class shares were known as Class Z shares.
(c)	Prior to November 1, 2017, Institutional 2 Class shares were known as Class R5 shares.
(d)	Prior to November 1, 2017, Institutional 3 Class shares were known as Class Y shares.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Large Cap Enhanced Core Fund | Annual Report 2018	13

Statement of Operations
Year Ended February 28, 2018
Net investment income
Income:
Dividends — unaffiliated issuers	$8,593,955
Dividends — affiliated issuers	90,637
Total income	8,684,592
Expenses:
Management services fees	2,959,095
Distribution and/or service fees
Class A	158,225
Class R	190,285
Transfer agent fees
Class A	110,412
Advisor Class(a)	784
Class I(b)	67
Institutional Class(c)	454,119
Institutional 2 Class(d)	5,982
Institutional 3 Class(e)	2,651
Class R	66,367
Compensation of board members	35,335
Custodian fees	9,952
Printing and postage fees	28,405
Registration fees	94,680
Audit fees	34,496
Legal fees	10,376
Compensation of chief compliance officer	90
Other	18,059
Total expenses	4,179,380
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(1,344,982)
Total net expenses	2,834,398
Net investment income	5,850,194
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	49,634,840
Investments — affiliated issuers	(894)
Futures contracts	1,135,488
Net realized gain	50,769,434
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	15,024,179
Investments — affiliated issuers	(1,026)
Futures contracts	218,579
Net change in unrealized appreciation (depreciation)	15,241,732
Net realized and unrealized gain	66,011,166
Net increase in net assets resulting from operations	$71,861,360

(a)	Prior to November 1, 2017, Advisor Class shares were known as Class R4 shares.
(b)	Effective March 27, 2017, Class I shares were redeemed or exchanged for Institutional 3 Class shares.
(c)	Prior to November 1, 2017, Institutional Class shares were known as Class Z shares.
(d)	Prior to November 1, 2017, Institutional 2 Class shares were known as Class R5 shares.
(e)	Prior to November 1, 2017, Institutional 3 Class shares were known as Class Y shares.
The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia Large Cap Enhanced Core Fund | Annual Report 2018

Statement of Changes in Net Assets
	Year Ended February 28, 2018	Year Ended February 28, 2017
Operations
Net investment income	$5,850,194	$6,266,557
Net realized gain	50,769,434	23,448,250
Net change in unrealized appreciation (depreciation)	15,241,732	57,580,876
Net increase in net assets resulting from operations	71,861,360	87,295,683
Distributions to shareholders
Net investment income
Class A	(778,745)	(1,098,657)
Advisor Class(a)	(9,034)	(2,654)
Class I(b)	—	(490,584)
Institutional Class(c)	(3,990,772)	(4,153,804)
Institutional 2 Class(d)	(170,715)	(97,669)
Institutional 3 Class(e)	(337,867)	(78,169)
Class R	(388,883)	(411,588)
Net realized gains
Class A	(6,844,706)	—
Advisor Class(a)	(61,423)	—
Institutional Class(c)	(29,395,242)	—
Institutional 2 Class(d)	(1,167,063)	—
Institutional 3 Class(e)	(2,428,190)	—
Class R	(4,234,624)	—
Total distributions to shareholders	(49,807,264)	(6,333,125)
Decrease in net assets from capital stock activity	(18,343,467)	(138,584,491)
Total increase (decrease) in net assets	3,710,629	(57,621,933)
Net assets at beginning of year	396,356,167	453,978,100
Net assets at end of year	$400,066,796	$396,356,167
Undistributed net investment income	$596,908	$612,621

(a)	Prior to November 1, 2017, Advisor Class shares were known as Class R4 shares.
(b)	Effective March 27, 2017, Class I shares were redeemed or exchanged for Institutional 3 Class shares.
(c)	Prior to November 1, 2017, Institutional Class shares were known as Class Z shares.
(d)	Prior to November 1, 2017, Institutional 2 Class shares were known as Class R5 shares.
(e)	Prior to November 1, 2017, Institutional 3 Class shares were known as Class Y shares.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Large Cap Enhanced Core Fund | Annual Report 2018	15

Statement of Changes in Net Assets   (continued)
	Year Ended		Year Ended
	February 28, 2018		February 28, 2017
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A
Subscriptions	400,829	9,879,467	1,024,298	22,214,431
Distributions reinvested	260,995	6,274,910	43,480	962,648
Redemptions	(1,571,086)	(38,358,017)	(1,566,413)	(34,380,504)
Net decrease	(909,262)	(22,203,640)	(498,635)	(11,203,425)
Advisor Class(a)
Subscriptions	38,345	927,521	25,500	583,146
Distributions reinvested	2,944	70,077	119	2,612
Redemptions	(25,629)	(612,922)	(20,736)	(478,243)
Net increase	15,660	384,676	4,883	107,515
Class I(b)
Subscriptions	—	—	880,113	18,757,004
Distributions reinvested	—	—	22,230	490,530
Redemptions	(454,904)	(10,723,764)	(2,709,478)	(57,948,025)
Net decrease	(454,904)	(10,723,764)	(1,807,135)	(38,700,491)
Institutional Class(c)
Subscriptions	1,518,335	37,092,703	686,691	14,928,817
Distributions reinvested	393,096	9,433,249	34,030	751,547
Redemptions	(2,280,542)	(55,947,390)	(5,168,468)	(111,345,669)
Net decrease	(369,111)	(9,421,438)	(4,447,747)	(95,665,305)
Institutional 2 Class(d)
Subscriptions	212,420	5,231,812	173,434	3,745,889
Distributions reinvested	55,939	1,337,369	4,428	97,622
Redemptions	(107,276)	(2,623,687)	(30,720)	(676,874)
Net increase	161,083	3,945,494	147,142	3,166,637
Institutional 3 Class(b),(e)
Subscriptions	1,765,484	43,060,637	115,211	2,496,853
Distributions reinvested	115,226	2,762,074	3,529	78,116
Redemptions	(967,850)	(24,287,771)	(35,994)	(771,258)
Net increase	912,860	21,534,940	82,746	1,803,711
Class R
Subscriptions	575,462	14,169,766	627,594	13,591,466
Distributions reinvested	96,196	2,308,217	9,930	220,040
Redemptions	(744,144)	(18,337,718)	(549,946)	(11,904,639)
Net increase (decrease)	(72,486)	(1,859,735)	87,578	1,906,867
Total net decrease	(716,160)	(18,343,467)	(6,431,168)	(138,584,491)

(a)	Prior to November 1, 2017, Advisor Class shares were known as Class R4 shares.
(b)	Effective March 27, 2017, Class I shares were redeemed or exchanged for Institutional 3 Class shares.
(c)	Prior to November 1, 2017, Institutional Class shares were known as Class Z shares.
(d)	Prior to November 1, 2017, Institutional 2 Class shares were known as Class R5 shares.
(e)	Prior to November 1, 2017, Institutional 3 Class shares were known as Class Y shares.
The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia Large Cap Enhanced Core Fund | Annual Report 2018

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Columbia Large Cap Enhanced Core Fund | Annual Report 2018	17

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
Year ended	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains
Class A
2/28/2018	$23.81	0.32	4.16	4.48	(0.32)	(2.85)
2/28/2017	$19.69	0.29	4.14	4.43	(0.31)	—
2/29/2016	$22.05	0.27	(2.20)	(1.93)	(0.43)	—
2/28/2015	$18.77	0.51	2.97	3.48	(0.20)	—
2/28/2014	$15.04	0.23	3.76	3.99	(0.26)	—
Advisor Class(d)
2/28/2018	$23.58	0.37	4.13	4.50	(0.38)	(2.85)
2/28/2017	$19.49	0.36	4.09	4.45	(0.36)	—
2/29/2016 (e)	$21.32	0.20	(1.74)	(1.54)	(0.29)	—
Institutional Class(g)
2/28/2018	$23.77	0.38	4.15	4.53	(0.38)	(2.85)
2/28/2017	$19.65	0.34	4.14	4.48	(0.36)	—
2/29/2016	$22.01	0.34	(2.22)	(1.88)	(0.48)	—
2/28/2015	$18.73	0.47	3.06	3.53	(0.25)	—
2/28/2014	$14.99	0.27	3.77	4.04	(0.30)	—
Institutional 2 Class(h)
2/28/2018	$23.69	0.40	4.14	4.54	(0.40)	(2.85)
2/28/2017	$19.58	0.36	4.13	4.49	(0.38)	—
2/29/2016	$21.93	0.37	(2.22)	(1.85)	(0.50)	—
2/28/2015 (i)	$19.88	0.62	1.66	2.28	(0.23)	—
The accompanying Notes to Financial Statements are an integral part of this statement.
18	Columbia Large Cap Enhanced Core Fund | Annual Report 2018

Total distributions to shareholders	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)

(3.17)	$25.12	19.81%	1.23%	0.89%	1.31%	70%	$60,502
(0.31)	$23.81	22.62%	1.24%	0.89% (c)	1.32%	79%	$79,005
(0.43)	$19.69	(8.94%)	1.25%	0.90%	1.27%	89%	$75,126
(0.20)	$22.05	18.60%	1.27%	0.90% (c)	2.51%	91%	$85,261
(0.26)	$18.77	26.58%	1.26%	0.89% (c)	1.34%	101%	$25,474

(3.23)	$24.85	20.12%	0.98%	0.64%	1.48%	70%	$663
(0.36)	$23.58	22.98%	0.99%	0.64% (c)	1.64%	79%	$260
(0.29)	$19.49	(7.31%)	1.01% (f)	0.65% (f)	1.49% (f)	89%	$120

(3.23)	$25.07	20.08%	0.98%	0.64%	1.56%	70%	$260,985
(0.36)	$23.77	22.94%	0.99%	0.64% (c)	1.57%	79%	$256,195
(0.48)	$19.65	(8.73%)	1.00%	0.65%	1.61%	89%	$299,136
(0.25)	$22.01	18.92%	1.02%	0.65% (c)	2.32%	91%	$330,450
(0.30)	$18.73	27.03%	1.01%	0.64% (c)	1.57%	101%	$217,477

(3.25)	$24.98	20.20%	0.87%	0.55%	1.63%	70%	$11,486
(0.38)	$23.69	23.08%	0.86%	0.56%	1.66%	79%	$7,078
(0.50)	$19.58	(8.62%)	0.84%	0.55%	1.78%	89%	$2,969
(0.23)	$21.93	11.49%	0.88% (f)	0.55% (f)	4.41% (f)	91%	$424
Columbia Large Cap Enhanced Core Fund | Annual Report 2018	19

Financial Highlights  (continued)
Year ended	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains
Institutional 3 Class(j)
2/28/2018	$23.77	0.44	4.13	4.57	(0.42)	(2.85)
2/28/2017	$19.65	0.37	4.14	4.51	(0.39)	—
2/29/2016	$22.01	0.38	(2.23)	(1.85)	(0.51)	—
2/28/2015	$18.73	0.46	3.10	3.56	(0.28)	—
2/28/2014	$15.00	0.29	3.76	4.05	(0.32)	—
Class R
2/28/2018	$23.78	0.26	4.15	4.41	(0.26)	(2.85)
2/28/2017	$19.66	0.23	4.15	4.38	(0.26)	—
2/29/2016	$22.02	0.25	(2.24)	(1.99)	(0.37)	—
2/28/2015	$18.75	0.43	2.99	3.42	(0.15)	—
2/28/2014	$15.03	0.18	3.76	3.94	(0.22)	—

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	The benefits derived from expense reductions had an impact of less than 0.01%.
(d)	Prior to November 1, 2017, Advisor Class shares were known as Class R4 shares.
(e)	Advisor Class shares commenced operations on July 1, 2015. Per share data and total return reflect activity from that date.
(f)	Annualized.
(g)	Prior to November 1, 2017, Institutional Class shares were known as Class Z shares.
(h)	Prior to November 1, 2017, Institutional 2 Class shares were known as Class R5 shares.
(i)	Institutional 2 Class shares commenced operations on June 25, 2014. Per share data and total return reflect activity from that date.
(j)	Prior to November 1, 2017, Institutional 3 Class shares were known as Class Y shares.
The accompanying Notes to Financial Statements are an integral part of this statement.
20	Columbia Large Cap Enhanced Core Fund | Annual Report 2018

Total distributions to shareholders	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)

(3.27)	$25.07	20.24%	0.82%	0.50%	1.77%	70%	$28,180
(0.39)	$23.77	23.11%	0.81%	0.51%	1.71%	79%	$5,016
(0.51)	$19.65	(8.59%)	0.80%	0.50%	1.79%	89%	$2,520
(0.28)	$22.01	19.08%	0.81%	0.50%	2.30%	91%	$3,511
(0.32)	$18.73	27.11%	0.80%	0.48%	1.72%	101%	$3,451

(3.11)	$25.08	19.51%	1.48%	1.14%	1.06%	70%	$38,251
(0.26)	$23.78	22.36%	1.49%	1.14% (c)	1.08%	79%	$37,996
(0.37)	$19.66	(9.18%)	1.51%	1.15%	1.20%	89%	$29,687
(0.15)	$22.02	18.30%	1.52%	1.15% (c)	2.08%	91%	$23,414
(0.22)	$18.75	26.26%	1.51%	1.14% (c)	1.08%	101%	$2,729
Columbia Large Cap Enhanced Core Fund | Annual Report 2018	21

Notes to Financial Statements
February 28, 2018
Note 1. Organization
Columbia Large Cap Enhanced Core Fund (the Fund), a series of Columbia Funds Series Trust (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware statutory trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense and sales charge structure. The Fund offers each of the share classes identified below.
Class A shares are not subject to any front-end sales charge or contingent deferred sales charge.
Advisor Class shares are not subject to sales charges and are generally available only to omnibus retirement plans and certain investors as described in the Fund’s prospectus. Prior to November 1, 2017, Advisor Class shares were known as Class R4 shares.
Class I shares of the Fund are no longer offered for sale. When available, Class I shares were not subject to sales charges, and were made available only to the Columbia Family of Funds. On March 27, 2017, Class I shares were redeemed or exchanged for Class Y shares (currently known as Institutional 3 Class shares) of the Fund in a tax free transaction that had no impact on the fees and expenses paid by shareholders.
Institutional Class shares are not subject to sales charges and are generally available only to eligible investors, which are subject to different investment minimums as described in the Fund’s prospectus. Prior to November 1, 2017, Institutional Class shares were known as Class Z shares.
Institutional 2 Class shares are not subject to sales charges and are generally available only to investors purchasing through authorized investment professionals and omnibus retirement plans as described in the Fund’s prospectus. Prior to November 1, 2017, Institutional 2 Class shares were known as Class R5 shares.
Institutional 3 Class shares are not subject to sales charges and are available to institutional and certain other investors as described in the Fund’s prospectus. Prior to November 1, 2017, Institutional 3 Class shares were known as Class Y shares.
Class R shares are not subject to sales charges and are generally available only to certain retirement plans and other investors as described in the Fund’s prospectus.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
22	Columbia Large Cap Enhanced Core Fund | Annual Report 2018

Notes to Financial Statements  (continued)
February 28, 2018
Security valuation
All equity securities are valued at the close of business of the New York Stock Exchange. Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.
Foreign equity securities are valued based on the closing price on the foreign exchange in which such securities are primarily traded. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board of Trustees, including, if available, utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. The fair value of a security is likely to be different from the quoted or published price, if available.
Investments in open-end investment companies, including money market funds, are valued at their latest net asset value.
Futures and options on futures contracts are valued based upon the settlement price at the close of regular trading on their principal exchanges or, in the absence of transactions, at the mean of the latest quoted bid and ask prices.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Derivative instruments
The Fund invests in certain derivative instruments, as detailed below, to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligations under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell or terminate, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.
A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform its obligations under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any
Columbia Large Cap Enhanced Core Fund | Annual Report 2018	23

Notes to Financial Statements  (continued)
February 28, 2018
variation margin held by the counterparty, plus any replacement costs or related amounts. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the clearinghouse or central counterparty (CCP) provides some protection in the case of clearing member default. The clearinghouse or CCP stands between the buyer and the seller of the contract; therefore, additional counterparty credit risk is failure of the clearinghouse or CCP. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer account. While brokers are required to segregate customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s customers (including the Fund), potentially resulting in losses to the Fund.
In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives contract counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset or netting in bankruptcy, insolvency or other events.
Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the clearinghouse or CCP for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract specific for over-the-counter derivatives. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
Certain ISDA Master Agreements allow counterparties of over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund’s net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty. The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement. In addition to considering counterparty credit risk, the Fund would consider terminating the derivatives contracts based on whether termination would result in a net liability owed from the counterparty.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.
Futures contracts
Futures contracts are exchange-traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to maintain appropriate equity market exposure while keeping sufficient cash to accommodate daily redemptions. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.
Upon entering into a futures contract, the Fund deposits cash or securities with the broker, known as a futures commission merchant (FCM), in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets
24	Columbia Large Cap Enhanced Core Fund | Annual Report 2018

Notes to Financial Statements  (continued)
February 28, 2018
and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.
Effects of derivative transactions in the financial statements
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.
The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at February 28, 2018:
Asset derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Equity risk	Net assets — unrealized appreciation on futures contracts	474,670*

*	Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day’s variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.
The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended February 28, 2018:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Futures contracts ($)
Equity risk	1,135,488

Change in unrealized appreciation (depreciation) on derivatives recognized in income
Risk exposure category	Futures contracts ($)
Equity risk	218,579
The following table is a summary of the average outstanding volume by derivative instrument for the year ended February 28, 2018:
Derivative instrument	Average notional amounts ($)*
Futures contracts — long	9,809,763

*	Based on the ending quarterly outstanding amounts for the year ended February 28, 2018.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.
Columbia Large Cap Enhanced Core Fund | Annual Report 2018	25

Notes to Financial Statements  (continued)
February 28, 2018
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information on the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by the Fund’s management. Management’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company net taxable income and net capital gains, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its ordinary income, capital gains net income and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Distributions to shareholders
Distributions from net investment income, if any, are declared and paid semi-annually. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Recent accounting pronouncement
Accounting Standards Update 2017-08 Premium Amortization on Purchased Callable Debt Securities
In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2017-08 Premium Amortization on Purchased Callable Debt Securities. ASU No. 2017-08 updates the accounting standards to shorten the amortization period for certain purchased callable debt securities, held at a premium, to be amortized to the earliest call date. The update applies to securities with explicit, noncontingent call features that are callable at fixed prices and on preset dates. The standard is effective for annual periods beginning after December 15, 2018 and interim periods within those fiscal years. At this time, management is evaluating the implication of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.
26	Columbia Large Cap Enhanced Core Fund | Annual Report 2018

Notes to Financial Statements  (continued)
February 28, 2018
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.75% to 0.55% as the Fund’s net assets increase. The effective management services fee rate for the year ended February 28, 2018 was 0.75% of the Fund’s average daily net assets.
Other expenses
Other expenses are for, among other things, miscellaneous expenses of the Fund or the Board of Trustees, including payments to Board Services Corp., a company that dissolved on August 25, 2017, which had provided limited administrative services to the Fund and the Board of Trustees. That company’s expenses included boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. For the year ended February 28, 2018, other expenses paid by the Fund to this company were $855.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan. All amounts payable under the Plan constitute a general unsecured obligation of the Fund.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated funds governed by the Board of Trustees, based on relative net assets.
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with DST Asset Manager Solutions, Inc. (DST) to serve as sub-transfer agent. The Transfer Agent pays the fees of DST for services as sub-transfer agent and DST is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Effective August 1, 2017, total transfer agency fees for Institutional 2 Class and Institutional 3 Class shares are subject to an annual limitation of not more than 0.07% and 0.02%, respectively, of the average daily net assets attributable to each share class. Prior to August 1, 2017, these limitations were 0.075% for Institutional 2 Class shares and 0.025% for Class I and Institutional 3 Class shares.
Columbia Large Cap Enhanced Core Fund | Annual Report 2018	27

Notes to Financial Statements  (continued)
February 28, 2018
For the year ended February 28, 2018, the Fund’s effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:
Effective rate (%)
Class A	0.17
Advisor Class	0.17
Class I	0.00 (a),(b)
Institutional Class	0.17
Institutional 2 Class	0.06
Institutional 3 Class	0.01
Class R	0.17

(a)	Effective March 27, 2017, Class I shares were redeemed or exchanged for Institutional 3 Class shares.
(b)	Unannualized.
An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended February 28, 2018, no minimum account balance fees were charged by the Fund.
Distribution and service fees
The Fund has entered into an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. The Board of Trustees has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) applicable to certain share classes, which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.
Under the Plans, the Fund pays a monthly combined distribution and service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A shares of the Fund. Also under the Plans, the Fund pays a monthly distribution fee to the Distributor at the maximum annual rate of 0.50% of the average daily net assets attributable to Class R shares of the Fund.
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the class’ average daily net assets:
	July 1, 2017 through June 30, 2018	Prior to July 1, 2017
Class A	0.89%	0.89%
Advisor Class	0.64	0.64
Institutional Class	0.64	0.64
Institutional 2 Class	0.565	0.56
Institutional 3 Class	0.515	0.51
Class R	1.14	1.14
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short,
28	Columbia Large Cap Enhanced Core Fund | Annual Report 2018

Notes to Financial Statements  (continued)
February 28, 2018
inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. In addition to the contractual agreement, the Investment Manager and certain of its affiliates have voluntarily agreed to waive fees and/or reimburse Fund expenses (excluding certain fees and expenses described above) so that Fund level expenses (expenses directly attributable to the Fund and not to a specific share class) are waived proportionately across all share classes, but the Fund’s net operating expenses shall not exceed the contractual annual rates listed in the table above. This arrangement may be revised or discontinued at any time. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At February 28, 2018, these differences were primarily due to differing treatment for deferral/reversal of wash sale losses, re-characterization of distributions for investments, derivative investments, tax straddles, trustees’ deferred compensation and earnings and profits distributed to shareholders on the redemption of shares. To the extent these differences were permanent, reclassifications were made among the components of the Fund’s net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications.
In the Statement of Assets and Liabilities the following reclassifications were made:"
Undistributed net investment income ($)	Accumulated net realized gain ($)	Paid in capital ($)
(189,891)	(3,583,795)	3,773,686
Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.
The tax character of distributions paid during the years indicated was as follows:
February 28, 2018			February 28, 2017
Ordinary income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Long-term capital gains ($)	Total ($)
9,430,119	40,377,145	49,807,264	6,333,125	—	6,333,125
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
At February 28, 2018, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized appreciation ($)
4,592,605	13,080,024	—	119,827,162
At February 28, 2018, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized appreciation ($)
280,075,042	123,503,355	(3,676,193)	119,827,162
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
Columbia Large Cap Enhanced Core Fund | Annual Report 2018	29

Notes to Financial Statements  (continued)
February 28, 2018
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $271,928,792 and $339,150,974, respectively, for the year ended February 28, 2018. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 7. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations.
The Fund had no borrowings during the year ended February 28, 2018.
Note 8. Significant risks
Shareholder concentration risk
At February 28, 2018, one unaffiliated shareholder of record owned 51.2% of the outstanding shares of the Fund in one or more accounts. The Fund has no knowledge about whether any portion of those shares was owned beneficially. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Technology and technology-related investment risk
The Fund may be more susceptible to the particular risks that may affect companies in the information technology sector, as well as other technology-related sectors (collectively, the technology sectors) than if it were invested in a wider variety of companies in unrelated sectors. Companies in the technology sectors are subject to certain risks, including the risk that new services, equipment or technologies will not be accepted by consumers and businesses or will become rapidly obsolete. Performance of such companies may be affected by factors including obtaining and protecting patents (or the failure to do so) and significant competitive pressures, including aggressive pricing of their products or services, new market entrants, competition for market share and short product cycles due to an accelerated rate of technological developments. Such
30	Columbia Large Cap Enhanced Core Fund | Annual Report 2018

Notes to Financial Statements  (continued)
February 28, 2018
competitive pressures may lead to limited earnings and/or falling profit margins. As a result, the value of their securities may fall or fail to rise. In addition, many technology sector companies have limited operating histories and prices of these companies’ securities historically have been more volatile than other securities, especially over the short term.
Note 9. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 10. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.
Columbia Large Cap Enhanced Core Fund | Annual Report 2018	31

Report of Independent Registered Public Accounting Firm
To the Trustees of Columbia Funds Series Trust and Shareholders of Columbia Large Cap Enhanced Core Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Large Cap Enhanced Core Fund (one of the funds constituting Columbia Funds Series Trust, referred to hereafter as the "Fund") as of February 28, 2018, the related statement of operations for the year ended February 28, 2018, the statement of changes in net assets for each of the two years in the period ended February 28, 2018, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of February 28, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended February 28, 2018 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of February 28, 2018 by correspondence with the custodian, transfer agent and brokers. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
April 20, 2018
We have served as auditors of one or more investment companies within the Columbia Funds Complex since 1977.
32	Columbia Large Cap Enhanced Core Fund | Annual Report 2018

Federal Income Tax Information
(Unaudited)
The Fund hereby designates the following tax attributes for the fiscal year ended February 28, 2018. Shareholders will be notified in early 2019 of the amounts for use in preparing 2018 income tax returns.
Qualified dividend income	Dividends received deduction	Capital gain dividend
60.88%	59.32%	$43,845,337
Qualified dividend income. For taxable, non-corporate shareholders, the percentage of ordinary income distributed during the fiscal year that represents qualified dividend income subject to reduced tax rates.
Dividends received deduction. The percentage of ordinary income distributed during the fiscal year that qualifies for the corporate dividends received deduction.
Capital gain dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period.
Columbia Large Cap Enhanced Core Fund | Annual Report 2018	33

TRUSTEES AND OFFICERS
Shareholders elect the Board that oversees the Fund’s operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, Trustees not affiliated with the Investment Manager generally may serve through the end of the calendar year in which they reach either the mandatory retirement age established by the Board or the fifteenth anniversary of the first Columbia Funds Board meeting they attended as a member of the Board.
Independent trustees
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
George S. Batejan c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1953	Trustee since 1/17	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	125	Advisory Board Member, University of Colorado Business School since November 2015; former Chairman of the Board, NICSA (National Investment Company Services Association) (Executive Committee, Nominating Committee and Governance Committee), 2014-2016; former Director, Intech Investment Management, 2011- 2016; former Board Member, Metro Denver Chamber of Commerce, 2015-2016
Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; specializing in arbitration and mediation; Interim President and Chief Executive Officer, Blue Cross and Blue Shield of Minnesota (health care insurance) since February 2018; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees; Interim Chair, Minnesota Sports Facilities Authority, March 2017-July 2017	125	Trustee, BlueCross BlueShield of Minnesota since 2009 (Chair of the Business Development Committee, 2014-2017; Chair of the Governance Committee since 2017); Chair of the Robina Foundation since August 2013; former Member of the Board, Minnesota Sports Facilities Authority, January 2017-July 2017
Edward J. Boudreau, Jr. c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1944	Chair of the Board since 1/18; Trustee since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000; FINRA Industry Arbitrator, 2002-present; Chairman and Chief Executive Officer, John Hancock Investments (asset management), Chairman and Interested Trustee for open-end and closed-end funds offered by John Hancock, 1989-2000; John Hancock Mutual Life Insurance Company, including Senior Vice President and Treasurer and Senior Vice President Information Technology, 1968-1988	125	Former Trustee, Boston Museum of Science (Chair of Finance Committee) 1985-2013; former Trustee, BofA Funds Series Trust (11 funds), 2005-2011
34	Columbia Large Cap Enhanced Core Fund | Annual Report 2018

TRUSTEES AND OFFICERS  (continued)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, Morgan Stanley, 1982-1991	125	Trustee, New York Presbyterian Hospital Board (Executive Committee and Chair of Human Resources Committee) since 1996; Director, Darien Rowayton Bank (Audit Committee) since 2017
William P. Carmichael c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1943	Trustee since 6/11 for RiverSource Funds and since 2003 for Nations Funds	Retired; Co-founder, The Succession Fund (provides exit strategies to owners of privately held companies), 1998-2007; Adjunct Professor of Finance, Kelley School of Business, Indiana University, 1993-2007; Senior Vice President, Sara Lee Corporation, 1991-1993; Senior Vice President and Chief Financial Officer, Beatrice Foods Company, 1984-1990; Vice President, Esmark, Inc., 1973-1984; Associate, Price Waterhouse, 1968-1972	125	Director, The Finish Line (athletic shoes and apparel) since July 2003; former Director, Cobra Electronics Corporation (electronic equipment manufacturer), 1994-August 2014; former Director, Spectrum Brands, Inc. (consumer products), 2002-2009; former Director, Simmons Company (bedding), 2004-2010; former Trustee, BofA Funds Series Trust (11 funds) 2003-2011; former Director, McMoRan Exploration Company (oil and gas exploration and development) 2010 - 2013; former Director, International Textile Corp., 2012-2016; former Director, hhgregg, 2015-2017
Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1950	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	125	Trustee, MA Taxpayers Foundation since 1997; Board of Directors, The MA Business Roundtable since 2003; Board of Governors, Innovation Institute, MA Technology Collaborative since 2010
Brian J. Gallagher c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 12/17	Retired; Partner with Deloitte & Touche LLP and its predecessors, 1977-2016	123	Trustee, Catholic Schools Foundation since 2004
Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1952	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Managing Director, Morgan Stanley, 1982-1989; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	125	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)
Columbia Large Cap Enhanced Core Fund | Annual Report 2018	35

TRUSTEES AND OFFICERS  (continued)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
Minor M. Shaw c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1947	Trustee since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business), 1998-2011	125	Director, BlueCross BlueShield of South Carolina since April 2008; Director, National Association of Corporate Directors, Carolinas Chapter, since 2013; Board Chair, Hollingsworth Funds since 2016; Advisory Board member, Duke Energy Corp. since October 2016; Chair of the Duke Endowment; Chair of Greenville – Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011; former Director, Piedmont Natural Gas, 2004-2016
Sandra Yeager c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1964	Trustee since 12/17	Retired; President and founder, Hanoverian Capital, LLC (SEC registered investment advisor firm), 2008-2016	123	Director, NAPE Education Foundation since October 2016
Interested trustee not affiliated with Investment Manager*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships/ held by Trustee during the past five years
Anthony M. Santomero c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1946	Trustee since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President, Federal Reserve Bank of Philadelphia, 2000-2006, Professor of Finance, The Wharton School, University of Pennsylvania, 1972-2002	123	Trustee, Penn Mutual Life Insurance Company since March 2008; Director, Renaissance Reinsurance Ltd. since May 2008; Director, Citigroup Inc. since 2009; Director, Citibank, N.A. since 2009; former Trustee, BofA Funds Series Trust (11 funds), 2008-2011
*	Dr. Santomero is not an affiliated person of the Investment Manager or Ameriprise Financial. However, he is currently deemed by the Funds to be an “interested person” (as defined in the 1940 Act) of the Funds because he serves as a Director of Citigroup Inc. and Citibank, N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the Funds or accounts advised/managed by the Investment Manager.
36	Columbia Large Cap Enhanced Core Fund | Annual Report 2018

TRUSTEES AND OFFICERS  (continued)
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Trusts and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
William F. Truscott c/o Columbia Management Investment Advisers, LLC 225 Franklin St. Boston, MA 02110 1960	Trustee since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002 for RiverSource Funds and since 5/10 for Nations Funds	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010 - September 2012); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006 - August 2012.	196	Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; former Director, Ameriprise Certificate Company, 2006-January 2013
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
Nations Funds refer to the Funds within the Columbia Funds Complex that historically bore the Nations brand and include series of Columbia Funds Series Trust. RiverSource Funds refer to the Funds within the Columbia Funds Complex that historically bore the RiverSource brand and include series of Columbia Funds Series Trust II.
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611, visiting investor.columbiathreadneedleus.com or contacting your financial intermediary.
Columbia Large Cap Enhanced Core Fund | Annual Report 2018	37

TRUSTEES AND OFFICERS  (continued)
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Truscott, who is Senior Vice President, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds complex or a predecessor thereof	Principal occupation(s) during past five years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously, Vice President and Chief Counsel, January 2010 - December 2014; officer of Columbia Funds and affiliated funds since 2007.
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011), Chief Financial Officer (2009) and Chief Accounting Officer (2015)	Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; senior officer of Columbia Funds and affiliated funds since 2002.
Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Senior Vice President (2011) and Assistant Secretary (2008)	Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since January 2017 (previously Vice President and Lead Chief Counsel, November 2008 - January 2017 and January 2013 - January 2017, respectively; and Chief Counsel, January 2010 - January 2013); Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since May 2010.
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010.
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013 (previously Director and Global Chief Investment Officer, 2010 - 2013).
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Senior Vice President (2017), Chief Legal Officer (2017) and Secretary (2015)	Vice President and Group Counsel, Ameriprise Financial, Inc. since August 2011; officer of Columbia Funds and affiliated funds since 2005.
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)	Managing Director and Global Head of Operations, Columbia Management Investment Advisers, LLC since April 2016 (previously Managing Director and Chief Operating Officer, 2010 - 2016).
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
38	Columbia Large Cap Enhanced Core Fund | Annual Report 2018

Additional information
The Fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting investor.columbiathreadneedleus.com; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting investor.columbiathreadneedleus.com, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit investor.columbiathreadneedleus.com or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
Fund investment manager
Columbia Management Investment Advisers, LLC
225 Franklin Street
Boston, MA 02110
Fund distributor
Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, MA 02110
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 8081
Boston, MA 02266-8081
Columbia Large Cap Enhanced Core Fund | Annual Report 2018	39

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Columbia Large Cap Enhanced Core Fund
P.O. Box 8081
Boston, MA 02266-8081

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
investor.columbiathreadneedleus.com. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved. Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110-2804
© 2018 Columbia Management Investment Advisers, LLC.
investor.columbiathreadneedleus.com
ANN173_02_H01_(04/18)

Annual Report
February 28, 2018
Columbia Large Cap Index Fund
Not FDIC Insured • No bank guarantee • May lose value

President’s Message
Dear Shareholders,
The year 2017 was an extraordinary year in the financial markets. The S&P 500 Index didn’t experience a single down month and returned over 20% during the 12-month period. The index continued this trend into January 2018, which marked the fastest start for the index ever. Low volatility, which had been a feature of the U.S. equity market for the last several years, along with the surge in the S&P 500 Index, seemingly drove investor sentiment to very high levels. This arguably set the stage for an overdue correction, which we witnessed in February 2018.
A return to volatility
There have been few periods of market upheaval such as were experienced in the first part of 2018. While investors were taken by surprise by the sudden and pronounced market swings, the return to some level of volatility actually marked a resumption of relatively normal market conditions. Having said that, it’s important to distinguish between a good technical correction where excess enthusiasm in the marketplace is being let out, versus a real change in the underlying fundamentals – things like an underperforming economy or weaker corporate earnings. Our view is that the recent market volatility falls into the former category, and the fundamentals remain strong. We’re continuing to see improvements in global economic activity, and we’re seeing corporate earnings expectations continue to rise – and not just because of tax reform.
Consistency is more important than ever
It’s important to keep in mind that when it comes to long-term investing, it’s the destination, not the journey that matters most. If you have a financial goal that you’ve worked out with your financial advisor, and you have a good asset allocation plan to reach it, it’s a question of sticking with your plan rather than become focused on near-term volatility. Bouts of volatility are normal. After all, it’s hard to cross the ocean without hitting an occasional rough patch. You need to focus on the destination.
One final thought. In weathering volatility, it’s the consistency of the return that is essential. Investors who chase higher returns are usually the first to sell when an investment goes through a bad patch, and they therefore don’t tend to benefit from the recovery. More disciplined investors who perhaps panic less or not at all during periods of volatility, tend to have improved long-term results and are more likely to reach their financial goals. Nothing is more important to us than making sure those who have entrusted us to protect and grow their assets are able to do what matters most to them.
Your success is our priority. Talk to your financial advisor about how working with Columbia Threadneedle Investments may help you position your portfolio for consistent, sustainable outcomes, no matter the market conditions.
Sincerely,
Christopher O. Petersen
President, Columbia Funds
The S&P 500 Index, an unmanaged index, measures the performance of 500 widely held, large-capitalization U.S. stocks and is frequently used as a general measure of market performance. Past performance is no guarantee of future results.
Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
© 2018 Columbia Management Investment Advisers, LLC. All rights reserved.
Columbia Large Cap Index Fund   |  Annual Report 2018

Columbia Large Cap Index Fund  |  Annual Report 2018

Fund at a Glance
Investment objective
Columbia Large Cap Index Fund (the Fund) seeks total return before fees and expenses that corresponds to the total return of the Standard & Poor’s (S&P) 500 Index.
Portfolio management
Christopher Lo, Ph.D., CFA
Lead Portfolio Manager
Managed Fund since 2014
Vadim Shteyn
Portfolio Manager
Managed Fund since 2011
Morningstar style boxTM
The Morningstar Style Box is based on a fund’s portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.
© 2018 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.
Average annual total returns (%) (for the period ended February 28, 2018)
	Inception	1 Year	5 Years	10 Years
Class A	10/10/95	16.59	14.23	9.28
Institutional Class	12/15/93	16.88	14.51	9.55
Institutional 2 Class*	11/08/12	16.87	14.51	9.55
Institutional 3 Class*	03/01/17	16.89	14.51	9.55
S&P 500 Index		17.10	14.73	9.73
The Fund’s other share classes are not subject to sales charges and have limited eligibility. Effective November 1, 2017, Class R5, Class Y and Class Z shares were renamed Institutional 2 Class, Institutional 3 Class and Institutional Class shares, respectively. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each share class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting investor.columbiathreadneedleus.com or calling 800.345.6611.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit investor.columbiathreadneedleus.com/investment-products/mutual-funds/appended-performance for more information.
The S&P 500 Index, an unmanaged index, measures the performance of 500 widely held, large-capitalization U.S. stocks and is frequently used as a general measure of market performance.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
2	Columbia Large Cap Index Fund | Annual Report 2018

Fund at a Glance   (continued)
Performance of a hypothetical $10,000 investment (February 29, 2008 — February 28, 2018)
The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Large Cap Index Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.
Top 10 holdings (%) (at February 28, 2018)
Apple, Inc.	3.9
Microsoft Corp.	3.1
Amazon.com, Inc.	2.6
Facebook, Inc., Class A	1.8
JPMorgan Chase & Co.	1.7
Berkshire Hathaway, Inc., Class B	1.7
Johnson & Johnson	1.5
Alphabet, Inc., Class C	1.4
Alphabet, Inc., Class A	1.4
Exxon Mobil Corp.	1.4
Percentages indicated are based upon total investments (excluding Money Market Funds).
For further detail about these holdings, please refer to the section entitled “Portfolio of Investments.”
Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.
Portfolio breakdown (%) (at February 28, 2018)
Common Stocks	98.5
Money Market Funds	1.5
Total	100.0
Percentages indicated are based upon total investments. The Fund’s portfolio composition is subject to change.
Equity sector breakdown (%) (at February 28, 2018)
Consumer Discretionary	12.7
Consumer Staples	7.5
Energy	5.5
Financials	15.0
Health Care	13.8
Industrials	10.2
Information Technology	25.2
Materials	2.9
Real Estate	2.6
Telecommunication Services	1.9
Utilities	2.7
Total	100.0
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.

Columbia Large Cap Index Fund | Annual Report 2018	3

Manager Discussion of Fund Performance
For the 12-month period that ended February 28, 2018, the Fund’s Class A shares returned 16.59%. The Fund closely tracked its benchmark, the unmanaged S&P 500 Index, which returned 17.10% for the same period. Mutual funds, unlike unmanaged indices, incur operating expenses.
U.S. equity market posted strong results
Though tumultuous and often filled with political strife, overall the 12 months ended February 28, 2018 was a strong period for the U.S. equity market, especially notable since expectations were low. The S&P 500 Index advanced for the first 11 months in the period. However, after experiencing nine consecutive quarters of positive returns as of the end of calendar year 2017, its strongest quarterly advance in four years during the fourth quarter of 2017 and 14 closing highs in the month of January 2018, investors learned on February 8, 2018 that what goes up also goes down as the S&P 500 Index posted a 10.16% correction on that day.
For most of the period, stocks were boosted by a combination of accelerating economic growth, rising corporate earnings and a general lack of negative financial headlines. The rally gained additional momentum from the passage of a tax reform package that reduced the corporate tax rate from 35% to 21%. While not all companies will see the same benefit, investors viewed the cut as being supportive of both broad economic growth and corporate bottom-line earnings, capital investment and hiring. With U.S. Gross Domestic Product growth above 3% in the second and third quarters of 2017 before slowing to a 2.5% annualized rate in the final three months of 2017, unemployment nearing a 17-year low and corporate earnings enjoying a double-digit increase in 2017, the news augmented investors’ appetite for risk. Indeed, U.S. equities continued to hit record highs through January 2018 despite the U.S. Federal Reserve raising interest rates three times during the period — in March, June and December 2017 — bringing the targeted federal funds rate to a range of 1.25% to 1.50%.
Remarkably steady with consistently low volatility, the S&P 500 Index went through the entire calendar year 2017 without experiencing a correction of more than 3%. More than 75% of the stocks comprising the S&P 500 Index ended the year in positive territory, and more than 36% of stocks in the S&P 500 Index posted gains of more than 25% for the calendar year. In early February 2018, driven by the realization that interest rates would likely soon increase and renewed concerns about the increasingly hostile exchanges between North Korea and the White House, volatility returned with a vengeance, recording its largest ever one day increase on February 5th. The VIX, a measure of volatility in the U.S. equity market, also known colloquially as “the fear factor,” traded as high as 50.30, a 47.2% increase from January 2018’s 13.69 close. On the positive side, selling of stocks appeared to be controlled, with buying limiting the damage and most investors staying in the market. Though the S&P 500 Index posted a negative return for February 2018, the U.S. equity markets rallied after February 8th, and by the end of the month, the U.S. equity market appeared to be in a trading range, permitting some balance of trade between those wanting in and those wanting out. The VIX closed the 12-month period at 19.85.
S&P 500 Index saw greatest gains in economically-sensitive sectors
Six of the eleven sectors of the S&P 500 Index posted positive returns during the 12 months ended February 28, 2018. In terms of total return, information technology, consumer discretionary and industrials, each considered an economically-sensitive cyclical sector, were the best relative performers. On the basis of impact, which takes weighting and total returns into account, information technology, financials and consumer discretionary were the best relative performers. The top performing industries for the period on the basis of impact were software; internet and direct marketing retail; internet software and services; semiconductors and semiconductor equipment; and technology hardware storage and peripherals.
Conversely, telecommunication services, real estate and energy, the first two considered more traditionally defensive sectors, were weakest from both a total return perspective and on the basis of impact. The worst performing industries for the period on the basis of impact were food products; household products; diversified telecommunication services; energy communication services; and industrial conglomerates.
Top individual contributors within the S&P 500 Index included information technology leaders Apple, Microsoft and Facebook; e-commerce retailing giant Amazon.com; and financials company JPMorgan Chase. Top detractors were health care-related companies Celgene, Merck and Allergan; telecommunication services leader AT&T; and diversified conglomerate General Electric.
4	Columbia Large Cap Index Fund | Annual Report 2018

Manager Discussion of Fund Performance  (continued)
Information technology was the largest sector by weighting in the S&P 500 Index as of February 28, 2018, with a weighting of 23.21%. As always, each sector and stock in the S&P 500 Index was represented in the Fund with approximately the same weighting as in the S&P 500 Index and therefore had a similar effect.
Index additions and deletions drove portfolio changes
During the period, there were 30 additions and 30 deletions to the S&P 500 Index and the Fund’s portfolio. Among those stocks added to the S&P 500 Index and fund were Regency Centers, DISH Network, Advanced Micro Devices, Raymond James Financial, Align Technology, Hilton Worldwide Holdings, ANSYS, Everest Re Group, MGM Resorts International, ResMed, Packaging Corp. of America, Brighthouse Financial, SBA Communications, Norwegian Cruise Line Holdings, Delphi Technologies and Huntington Ingalls Industries. Deletions included Endo International, Urban Outfitters, Frontier Communications, First Solar, Southwestern Energy, Dun & Bradstreet, Mead Johnson Nutrition, Reynolds American, Mallinckrodt, Murphy Oil, Transocean, Bed Bath & Beyond, AutoNation, Whole Foods Market, E.I. du Pont de Nemours and Company and Staples.
We do not anticipate any changes in the portfolio beyond the customary quarterly rebalancings and stock substitutions we make to align the Fund with the S&P 500 Index.
Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Investing in derivatives is a specialized activity that involves special risks, which may result in significant losses. The Fund’s net value will generally decline when the performance of its targeted index declines. See the Fund’s prospectus for more information on these and other risks.
The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
Columbia Large Cap Index Fund | Annual Report 2018	5

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are transaction costs, which may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
September 1, 2017 — February 28, 2018
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,106.00	1,022.56	2.35	2.26	0.45
Institutional Class (formerly Class Z)	1,000.00	1,000.00	1,107.40	1,023.80	1.05	1.00	0.20
Institutional 2 Class (formerly Class R5)	1,000.00	1,000.00	1,107.20	1,023.80	1.04	1.00	0.20
Institutional 3 Class (formerly Class Y)	1,000.00	1,000.00	1,107.20	1,023.80	1.04	1.00	0.20
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.
6	Columbia Large Cap Index Fund | Annual Report 2018

Portfolio of Investments
February 28, 2018
(Percentages represent value of investments compared to net assets)
Common Stocks 98.7%
Issuer	Shares	Value ($)
Consumer Discretionary 12.5%
Auto Components 0.2%
Aptiv PLC	42,120	3,846,820
BorgWarner, Inc.	31,397	1,540,965
Goodyear Tire & Rubber Co. (The)	39,030	1,129,528
Total		6,517,313
Automobiles 0.4%
Ford Motor Co.	618,145	6,558,518
General Motors Co.	202,545	7,970,146
Harley-Davidson, Inc.	26,660	1,209,831
Total		15,738,495
Distributors 0.1%
Genuine Parts Co.	23,230	2,133,443
LKQ Corp.(a)	48,969	1,933,296
Total		4,066,739
Diversified Consumer Services —%
H&R Block, Inc.	33,118	838,879
Hotels, Restaurants & Leisure 1.8%
Carnival Corp.	64,617	4,323,523
Chipotle Mexican Grill, Inc.(a)	3,937	1,253,580
Darden Restaurants, Inc.	19,595	1,806,463
Hilton Worldwide Holdings, Inc.	32,035	2,588,108
Marriott International, Inc., Class A	48,526	6,852,356
McDonald’s Corp.	126,304	19,923,193
MGM Resorts International	80,730	2,763,388
Norwegian Cruise Line Holdings Ltd.(a)	32,610	1,855,509
Royal Caribbean Cruises Ltd.	27,139	3,435,797
Starbucks Corp.	225,424	12,871,710
Wyndham Worldwide Corp.	16,052	1,858,501
Wynn Resorts Ltd.	12,705	2,128,088
Yum! Brands, Inc.	53,394	4,345,204
Total		66,005,420
Household Durables 0.4%
D.R. Horton, Inc.	54,072	2,265,617
Garmin Ltd.	17,580	1,041,439
Leggett & Platt, Inc.	20,886	907,706
Lennar Corp., Class A	43,038	2,435,090
Mohawk Industries, Inc.(a)	10,016	2,402,638
Common Stocks (continued)
Issuer	Shares	Value ($)
Newell Brands, Inc.	77,651	1,994,854
PulteGroup, Inc.	42,853	1,202,884
Whirlpool Corp.	11,387	1,849,590
Total		14,099,818
Internet & Direct Marketing Retail 3.6%
Amazon.com, Inc.(a)	63,363	95,833,370
Booking Holdings, Inc.(a)	7,730	15,723,129
Expedia, Inc.	19,475	2,048,186
Netflix, Inc.(a)	68,564	19,978,178
TripAdvisor, Inc.(a)	17,176	688,414
Total		134,271,277
Leisure Products 0.1%
Hasbro, Inc.	17,954	1,715,864
Mattel, Inc.	54,458	865,882
Total		2,581,746
Media 2.6%
21st Century Fox, Inc., Class A	166,997	6,148,830
21st Century Fox, Inc., Class B	69,583	2,534,213
CBS Corp., Class B Non Voting	57,448	3,043,021
Charter Communications, Inc., Class A(a)	30,723	10,505,115
Comcast Corp., Class A	739,007	26,759,443
Discovery Communications, Inc., Class A(a)	24,395	593,286
Discovery Communications, Inc., Class C(a)	32,203	740,025
DISH Network Corp., Class A(a)	36,116	1,505,676
Interpublic Group of Companies, Inc. (The)	61,574	1,440,832
News Corp., Class A	60,684	978,833
News Corp., Class B	19,295	316,438
Omnicom Group, Inc.	36,529	2,784,606
Scripps Networks Interactive, Inc., Class A	15,218	1,367,490
Time Warner, Inc.	123,364	11,467,917
Viacom, Inc., Class B	55,906	1,863,906
Walt Disney Co. (The)	239,296	24,685,775
Total		96,735,406
Multiline Retail 0.5%
Dollar General Corp.	41,276	3,904,297
Dollar Tree, Inc.(a)	37,563	3,855,466
Kohl’s Corp.	26,711	1,765,330
Macy’s, Inc.	48,264	1,419,444

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Large Cap Index Fund | Annual Report 2018	7

Portfolio of Investments  (continued)
February 28, 2018
Common Stocks (continued)
Issuer	Shares	Value ($)
Nordstrom, Inc.	18,478	948,106
Target Corp.	86,119	6,494,234
Total		18,386,877
Specialty Retail 2.1%
Advance Auto Parts, Inc.	11,706	1,337,411
AutoZone, Inc.(a)	4,359	2,897,515
Best Buy Co., Inc.	40,294	2,918,897
CarMax, Inc.(a)	28,883	1,788,435
Foot Locker, Inc.	19,650	902,132
Gap, Inc. (The)	34,502	1,089,573
Home Depot, Inc. (The)	185,014	33,722,502
L Brands, Inc.	39,121	1,929,839
Lowe’s Companies, Inc.	131,953	11,821,669
O’Reilly Automotive, Inc.(a)	13,469	3,288,995
Ross Stores, Inc.	61,095	4,770,909
Signet Jewelers Ltd.	9,582	481,783
Tiffany & Co.	16,175	1,634,322
TJX Companies, Inc. (The)	100,806	8,334,640
Tractor Supply Co.	19,897	1,291,912
Ulta Beauty, Inc.(a)	9,244	1,879,767
Total		80,090,301
Textiles, Apparel & Luxury Goods 0.7%
Hanesbrands, Inc.	57,760	1,120,544
Michael Kors Holdings Ltd.(a)	24,094	1,516,235
Nike, Inc., Class B	208,183	13,954,507
PVH Corp.	12,267	1,769,883
Ralph Lauren Corp.	8,780	929,275
Tapestry, Inc.	45,054	2,293,699
Under Armour, Inc., Class A(a)	29,329	486,275
Under Armour, Inc., Class C(a)	29,202	439,490
VF Corp.	51,962	3,874,806
Total		26,384,714
Total Consumer Discretionary		465,716,985
Common Stocks (continued)
Issuer	Shares	Value ($)
Consumer Staples 7.5%
Beverages 1.9%
Brown-Forman Corp., Class B	31,021	2,164,956
Coca-Cola Co. (The)	607,548	26,258,225
Constellation Brands, Inc., Class A	27,298	5,882,173
Dr. Pepper Snapple Group, Inc.	28,601	3,324,866
Molson Coors Brewing Co., Class B	29,277	2,232,371
Monster Beverage Corp.(a)	65,227	4,133,435
PepsiCo, Inc.	225,318	24,724,144
Total		68,720,170
Food & Staples Retailing 1.7%
Costco Wholesale Corp.	69,239	13,217,725
CVS Health Corp.	160,495	10,870,327
Kroger Co. (The)	140,934	3,822,130
SYSCO Corp.	75,949	4,530,358
Walgreens Boots Alliance, Inc.	137,561	9,476,577
Walmart, Inc.	231,910	20,874,219
Total		62,791,336
Food Products 1.1%
Archer-Daniels-Midland Co.	88,604	3,678,838
Campbell Soup Co.	30,478	1,312,078
ConAgra Foods, Inc.	64,724	2,338,478
General Mills, Inc.	90,042	4,551,623
Hershey Co. (The)	22,348	2,195,914
Hormel Foods Corp.	42,651	1,384,451
JM Smucker Co. (The)	17,994	2,272,642
Kellogg Co.	39,411	2,609,008
Kraft Heinz Co. (The)	94,595	6,342,595
McCormick & Co., Inc.	18,970	2,025,617
Mondelez International, Inc., Class A	236,771	10,394,247
Tyson Foods, Inc., Class A	47,147	3,506,794
Total		42,612,285

The accompanying Notes to Financial Statements are an integral part of this statement.
8	Columbia Large Cap Index Fund | Annual Report 2018

Portfolio of Investments  (continued)
February 28, 2018
Common Stocks (continued)
Issuer	Shares	Value ($)
Household Products 1.4%
Church & Dwight Co., Inc.	39,600	1,947,924
Clorox Co. (The)	20,428	2,636,846
Colgate-Palmolive Co.	139,125	9,595,451
Kimberly-Clark Corp.	55,731	6,181,683
Procter & Gamble Co. (The)	403,719	31,700,016
Total		52,061,920
Personal Products 0.2%
Coty, Inc., Class A	74,816	1,445,445
Estee Lauder Companies, Inc. (The), Class A	35,472	4,910,744
Total		6,356,189
Tobacco 1.2%
Altria Group, Inc.	302,332	19,031,799
Philip Morris International, Inc.	246,076	25,481,170
Total		44,512,969
Total Consumer Staples		277,054,869
Energy 5.4%
Energy Equipment & Services 0.7%
Baker Hughes, Inc.	67,837	1,790,897
Halliburton Co.	138,243	6,417,240
Helmerich & Payne, Inc.	17,212	1,111,034
National Oilwell Varco, Inc.	60,213	2,112,874
Schlumberger Ltd.	219,476	14,406,405
TechnipFMC PLC	69,470	2,002,125
Total		27,840,575
Oil, Gas & Consumable Fuels 4.7%
Anadarko Petroleum Corp.	86,695	4,945,083
Andeavor	22,737	2,037,690
Apache Corp.	60,350	2,060,953
Cabot Oil & Gas Corp.	73,275	1,770,324
Chesapeake Energy Corp.(a)	143,973	406,004
Chevron Corp.	300,936	33,680,757
Cimarex Energy Co.	15,090	1,449,998
Concho Resources, Inc.(a)	23,563	3,553,300
ConocoPhillips	189,413	10,287,020
Devon Energy Corp.	83,262	2,553,646
EOG Resources, Inc.	91,608	9,290,883
EQT Corp.	38,792	1,951,626
Common Stocks (continued)
Issuer	Shares	Value ($)
Exxon Mobil Corp.(b)	671,346	50,847,746
Hess Corp.	42,795	1,943,749
Kinder Morgan, Inc.	304,297	4,929,611
Marathon Oil Corp.	134,615	1,954,610
Marathon Petroleum Corp.	77,386	4,957,347
Newfield Exploration Co.(a)	31,556	736,201
Noble Energy, Inc.	77,094	2,299,714
Occidental Petroleum Corp.	121,245	7,953,672
ONEOK, Inc.	65,038	3,663,591
Phillips 66	66,524	6,011,774
Pioneer Natural Resources Co.	26,964	4,590,082
Range Resources Corp.	35,775	475,450
Valero Energy Corp.	69,325	6,268,366
Williams Companies, Inc. (The)	130,986	3,636,171
Total		174,255,368
Total Energy		202,095,943
Financials 14.8%
Banks 6.7%
Bank of America Corp.	1,536,928	49,335,389
BB&T Corp.	124,993	6,793,370
Citigroup, Inc.	418,910	31,623,516
Citizens Financial Group, Inc.	77,953	3,390,176
Comerica, Inc.	27,559	2,679,286
Fifth Third Bancorp	111,795	3,694,825
Huntington Bancshares, Inc.	171,264	2,688,845
JPMorgan Chase & Co.	549,744	63,495,432
KeyCorp	170,382	3,600,172
M&T Bank Corp.	23,851	4,527,874
People’s United Financial, Inc.	54,858	1,049,982
PNC Financial Services Group, Inc. (The)	75,390	11,885,987
Regions Financial Corp.	183,781	3,567,189
SunTrust Banks, Inc.	75,426	5,267,752
U.S. Bancorp	249,782	13,578,149
Wells Fargo & Co.	702,174	41,013,983
Zions Bancorporation	31,651	1,739,855
Total		249,931,782

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Large Cap Index Fund | Annual Report 2018	9

Portfolio of Investments  (continued)
February 28, 2018
Common Stocks (continued)
Issuer	Shares	Value ($)
Capital Markets 3.1%
Affiliated Managers Group, Inc.	8,808	1,667,883
Ameriprise Financial, Inc.(c)	23,437	3,666,484
Bank of New York Mellon Corp. (The)	162,248	9,253,004
BlackRock, Inc.	19,559	10,746,301
Cboe Global Markets, Inc.	17,980	2,013,940
Charles Schwab Corp. (The)	189,033	10,022,530
CME Group, Inc.	53,918	8,959,015
E*TRADE Financial Corp.(a)	42,886	2,239,936
Franklin Resources, Inc.	51,781	2,002,371
Goldman Sachs Group, Inc. (The)	55,583	14,614,438
Intercontinental Exchange, Inc.	92,692	6,773,931
Invesco Ltd.	64,499	2,098,798
Moody’s Corp.	26,339	4,395,452
Morgan Stanley	220,556	12,355,547
Nasdaq, Inc.	18,439	1,488,949
Northern Trust Corp.	34,025	3,602,227
Raymond James Financial, Inc.	20,361	1,887,668
S&P Global, Inc.	40,401	7,748,912
State Street Corp.	58,752	6,236,525
T. Rowe Price Group, Inc.	38,387	4,295,505
Total		116,069,416
Consumer Finance 0.8%
American Express Co.	114,143	11,130,084
Capital One Financial Corp.	76,798	7,520,828
Discover Financial Services	57,569	4,538,165
Navient Corp.	41,674	540,095
Synchrony Financial	116,557	4,241,509
Total		27,970,681
Diversified Financial Services 1.7%
Berkshire Hathaway, Inc., Class B(a)	304,900	63,175,280
Leucadia National Corp.	49,674	1,191,679
Total		64,366,959
Insurance 2.5%
Aflac, Inc.	62,295	5,536,780
Allstate Corp. (The)	56,853	5,245,258
American International Group, Inc.	142,425	8,166,650
Aon PLC	39,591	5,555,409
Common Stocks (continued)
Issuer	Shares	Value ($)
Arthur J Gallagher & Co.	28,649	1,979,932
Assurant, Inc.	8,524	728,546
Brighthouse Financial, Inc.(a)	15,178	823,710
Chubb Ltd.	73,548	10,437,932
Cincinnati Financial Corp.	23,659	1,764,725
Everest Re Group Ltd.	6,506	1,563,002
Hartford Financial Services Group, Inc. (The)	56,516	2,986,871
Lincoln National Corp.	34,673	2,641,042
Loews Corp.	43,731	2,157,250
Marsh & McLennan Companies, Inc.	80,856	6,712,665
MetLife, Inc.	166,728	7,701,166
Principal Financial Group, Inc.	42,546	2,651,892
Progressive Corp. (The)	92,147	5,305,824
Prudential Financial, Inc.	67,176	7,142,152
Torchmark Corp.	17,012	1,452,315
Travelers Companies, Inc. (The)	43,367	6,028,013
Unum Group	35,555	1,811,883
Willis Towers Watson PLC	20,920	3,303,268
Xl Group Ltd.	40,562	1,716,178
Total		93,412,463
Total Financials		551,751,301
Health Care 13.6%
Biotechnology 2.8%
AbbVie, Inc.	252,569	29,255,067
Alexion Pharmaceuticals, Inc.(a)	35,401	4,157,848
Amgen, Inc.	115,014	21,136,123
Biogen, Inc.(a)	33,495	9,679,720
Celgene Corp.(a)	124,740	10,867,349
Gilead Sciences, Inc.	206,968	16,294,591
Incyte Corp.(a)	27,751	2,363,275
Regeneron Pharmaceuticals, Inc.(a)	12,203	3,910,329
Vertex Pharmaceuticals, Inc.(a)	40,068	6,652,490
Total		104,316,792
Health Care Equipment & Supplies 2.8%
Abbott Laboratories	275,775	16,637,506
Align Technology, Inc.(a)	11,434	3,001,654
Baxter International, Inc.	79,418	5,383,746
Becton Dickinson and Co.	41,981	9,320,622
Boston Scientific Corp.(a)	217,568	5,930,904

The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Large Cap Index Fund | Annual Report 2018

Portfolio of Investments  (continued)
February 28, 2018
Common Stocks (continued)
Issuer	Shares	Value ($)
Cooper Companies, Inc. (The)	7,756	1,787,913
Danaher Corp.	96,983	9,482,998
Dentsply Sirona, Inc.	36,391	2,040,079
Edwards Lifesciences Corp.(a)	33,524	4,481,153
Hologic, Inc.(a)	43,680	1,696,094
IDEXX Laboratories, Inc.(a)	13,820	2,587,519
Intuitive Surgical, Inc.(a)	17,752	7,570,340
Medtronic PLC	214,458	17,133,050
ResMed, Inc.	22,480	2,141,670
Stryker Corp.	50,995	8,269,349
Varian Medical Systems, Inc.(a)	14,518	1,732,578
Zimmer Biomet Holdings, Inc.	32,078	3,729,067
Total		102,926,242
Health Care Providers & Services 2.8%
Aetna, Inc.	51,666	9,147,982
AmerisourceBergen Corp.	25,566	2,432,860
Anthem, Inc.	40,676	9,574,317
Cardinal Health, Inc.	49,846	3,449,842
Centene Corp.(a)	27,322	2,770,997
CIGNA Corp.	39,062	7,651,855
DaVita, Inc.(a)	23,986	1,727,472
Envision Healthcare Corp.(a)	19,173	738,160
Express Scripts Holding Co.(a)	89,735	6,770,506
Five Star Quality Care, Inc.(a),(d),(e)	0	0
HCA Healthcare, Inc.	44,880	4,454,340
Henry Schein, Inc.(a)	24,872	1,646,278
Humana, Inc.	22,637	6,153,189
Laboratory Corp. of America Holdings(a)	16,126	2,784,960
McKesson Corp.	33,035	4,929,813
Patterson Companies, Inc.	13,048	412,056
Quest Diagnostics, Inc.	21,599	2,225,777
UnitedHealth Group, Inc.	153,542	34,725,059
Universal Health Services, Inc., Class B	13,883	1,585,439
Total		103,180,902
Health Care Technology 0.1%
Cerner Corp.(a)	50,033	3,210,117
Common Stocks (continued)
Issuer	Shares	Value ($)
Life Sciences Tools & Services 0.8%
Agilent Technologies, Inc.	50,988	3,497,267
Illumina, Inc.(a)	23,129	5,273,875
IQVIA Holdings, Inc.(a)	23,070	2,268,473
Mettler-Toledo International, Inc.(a)	4,054	2,498,156
PerkinElmer, Inc.	17,467	1,333,431
Thermo Fisher Scientific, Inc.	63,530	13,251,087
Waters Corp.(a)	12,599	2,578,259
Total		30,700,548
Pharmaceuticals 4.3%
Allergan PLC	52,698	8,127,086
Bristol-Myers Squibb Co.	259,315	17,166,653
Eli Lilly & Co.	153,510	11,823,340
Johnson & Johnson	425,653	55,283,812
Merck & Co., Inc.	433,355	23,496,508
Mylan NV(a)	84,972	3,426,071
Perrigo Co. PLC	20,754	1,690,621
Pfizer, Inc.	944,408	34,291,454
Zoetis, Inc.	77,204	6,242,715
Total		161,548,260
Total Health Care		505,882,861
Industrials 10.1%
Aerospace & Defense 2.9%
Arconic, Inc.	67,106	1,636,715
Boeing Co. (The)	88,696	32,126,578
General Dynamics Corp.	43,999	9,787,577
Harris Corp.	18,885	2,948,893
Huntington Ingalls Industries, Inc.	7,190	1,883,852
L3 Technologies, Inc.	12,384	2,570,299
Lockheed Martin Corp.	39,523	13,929,486
Northrop Grumman Corp.	27,580	9,654,103
Raytheon Co.	45,807	9,963,481
Rockwell Collins, Inc.	25,797	3,552,763
Textron, Inc.	41,735	2,497,840
TransDigm Group, Inc.	7,654	2,206,725
United Technologies Corp.	117,667	15,854,452
Total		108,612,764

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Large Cap Index Fund | Annual Report 2018	11

Portfolio of Investments  (continued)
February 28, 2018
Common Stocks (continued)
Issuer	Shares	Value ($)
Air Freight & Logistics 0.7%
CH Robinson Worldwide, Inc.	22,083	2,061,669
Expeditors International of Washington, Inc.	28,159	1,829,209
FedEx Corp.	39,084	9,630,688
United Parcel Service, Inc., Class B	108,859	11,365,968
Total		24,887,534
Airlines 0.5%
Alaska Air Group, Inc.	19,498	1,257,621
American Airlines Group, Inc.	67,475	3,660,519
Delta Air Lines, Inc.	103,930	5,601,827
Southwest Airlines Co.	86,495	5,002,871
United Continental Holdings, Inc.(a)	39,898	2,704,685
Total		18,227,523
Building Products 0.3%
Allegion PLC	15,048	1,265,687
AO Smith Corp.	23,100	1,482,789
Fortune Brands Home & Security, Inc.	24,398	1,479,983
Johnson Controls International PLC	146,624	5,406,027
Masco Corp.	49,840	2,049,421
Total		11,683,907
Commercial Services & Supplies 0.3%
Cintas Corp.	13,645	2,328,655
Republic Services, Inc.	36,006	2,418,883
Stericycle, Inc.(a)	13,525	847,612
Waste Management, Inc.	63,290	5,463,193
Total		11,058,343
Construction & Engineering 0.1%
Fluor Corp.	22,161	1,260,961
Jacobs Engineering Group, Inc.	19,017	1,161,178
Quanta Services, Inc.(a)	24,515	844,297
Total		3,266,436
Electrical Equipment 0.5%
Acuity Brands, Inc.	6,682	952,719
AMETEK, Inc.	36,613	2,773,069
Eaton Corp. PLC	69,807	5,633,425
Emerson Electric Co.	101,694	7,226,376
Rockwell Automation, Inc.	20,364	3,681,811
Total		20,267,400
Common Stocks (continued)
Issuer	Shares	Value ($)
Industrial Conglomerates 1.7%
3M Co.	94,551	22,267,706
General Electric Co.	1,373,991	19,387,013
Honeywell International, Inc.	120,707	18,240,035
Roper Technologies, Inc.	16,220	4,461,960
Total		64,356,714
Machinery 1.7%
Caterpillar, Inc.	94,258	14,575,115
Cummins, Inc.	24,718	4,156,826
Deere & Co.	50,681	8,153,053
Dover Corp.	24,684	2,470,868
Flowserve Corp.	20,693	876,349
Fortive Corp.	48,458	3,721,574
Illinois Tool Works, Inc.	48,853	7,886,828
Ingersoll-Rand PLC	39,593	3,515,858
PACCAR, Inc.	55,709	3,988,207
Parker-Hannifin Corp.	21,108	3,767,145
Pentair PLC	26,163	1,797,136
Snap-On, Inc.	9,031	1,437,916
Stanley Black & Decker, Inc.	24,297	3,867,839
Xylem, Inc.	28,451	2,121,876
Total		62,336,590
Professional Services 0.3%
Equifax, Inc.	19,020	2,149,260
IHS Markit Ltd.(a)	57,552	2,707,822
Nielsen Holdings PLC	53,048	1,730,956
Robert Half International, Inc.	19,857	1,133,239
Verisk Analytics, Inc.(a)	24,624	2,516,326
Total		10,237,603
Road & Rail 0.9%
CSX Corp.	141,602	7,606,859
JB Hunt Transport Services, Inc.	13,565	1,608,402
Kansas City Southern	16,402	1,690,062
Norfolk Southern Corp.	45,333	6,304,914
Union Pacific Corp.	124,722	16,245,041
Total		33,455,278

The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Large Cap Index Fund | Annual Report 2018

Portfolio of Investments  (continued)
February 28, 2018
Common Stocks (continued)
Issuer	Shares	Value ($)
Trading Companies & Distributors 0.2%
Fastenal Co.	45,533	2,491,566
United Rentals, Inc.(a)	13,394	2,345,155
WW Grainger, Inc.	8,211	2,147,587
Total		6,984,308
Total Industrials		375,374,400
Information Technology 24.8%
Communications Equipment 1.1%
Cisco Systems, Inc.	783,261	35,074,428
F5 Networks, Inc.(a)	9,922	1,473,615
Juniper Networks, Inc.	59,399	1,524,178
Motorola Solutions, Inc.	25,666	2,724,446
Total		40,796,667
Electronic Equipment, Instruments & Components 0.4%
Amphenol Corp., Class A	48,377	4,421,174
Corning, Inc.	137,696	4,004,200
FLIR Systems, Inc.	21,955	1,077,990
TE Connectivity Ltd.	55,708	5,742,938
Total		15,246,302
Internet Software & Services 4.9%
Akamai Technologies, Inc.(a)	26,805	1,808,265
Alphabet, Inc., Class A(a)	47,223	52,130,414
Alphabet, Inc., Class C(a)	47,825	52,833,712
eBay, Inc.(a)	153,917	6,596,883
Facebook, Inc., Class A(a)	377,844	67,377,142
VeriSign, Inc.(a)	13,428	1,557,917
Total		182,304,333
IT Services 4.2%
Accenture PLC, Class A	97,917	15,765,616
Alliance Data Systems Corp.	7,617	1,835,392
Automatic Data Processing, Inc.	70,266	8,103,075
Cognizant Technology Solutions Corp., Class A	93,420	7,662,308
CSRA, Inc.	25,946	1,051,591
DXC Technology Co.	45,196	4,634,398
Fidelity National Information Services, Inc.	52,893	5,140,142
Fiserv, Inc.(a)	33,020	4,734,738
Gartner, Inc.(a)	14,360	1,628,568
Global Payments, Inc.	25,212	2,858,789
Common Stocks (continued)
Issuer	Shares	Value ($)
International Business Machines Corp.	136,413	21,257,238
MasterCard, Inc., Class A	147,163	25,865,369
Paychex, Inc.	50,672	3,300,267
PayPal Holdings, Inc.(a)	179,001	14,214,469
Total System Services, Inc.	26,510	2,331,555
Visa, Inc., Class A	287,325	35,323,735
Western Union Co. (The)	72,768	1,442,262
Total		157,149,512
Semiconductors & Semiconductor Equipment 4.1%
Advanced Micro Devices, Inc.(a)	129,936	1,573,525
Analog Devices, Inc.	58,405	5,265,211
Applied Materials, Inc.	168,970	9,730,982
Broadcom Ltd.	64,417	15,876,214
Intel Corp.	741,497	36,548,387
KLA-Tencor Corp.	24,824	2,812,807
Lam Research Corp.	25,662	4,923,511
Microchip Technology, Inc.	37,060	3,295,746
Micron Technology, Inc.(a)	182,717	8,918,417
NVIDIA Corp.	96,011	23,234,662
Qorvo, Inc.(a)	20,163	1,627,356
QUALCOMM, Inc.	233,568	15,181,920
Skyworks Solutions, Inc.	29,114	3,180,704
Texas Instruments, Inc.	156,151	16,918,961
Xilinx, Inc.	39,762	2,833,043
Total		151,921,446
Software 5.6%
Activision Blizzard, Inc.	119,796	8,760,681
Adobe Systems, Inc.(a)	78,100	16,333,053
ANSYS, Inc.(a)	13,445	2,150,393
Autodesk, Inc.(a)	34,726	4,079,263
CA, Inc.	49,738	1,745,804
Cadence Design Systems, Inc.(a)	44,740	1,734,570
Citrix Systems, Inc.(a)	22,681	2,086,652
Electronic Arts, Inc.(a)	48,791	6,035,447
Intuit, Inc.	38,477	6,420,272
Microsoft Corp.	1,222,288	114,613,946
Oracle Corp.	482,709	24,458,865
Red Hat, Inc.(a)	28,035	4,132,359
Salesforce.com, Inc.(a)	108,714	12,638,003

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Large Cap Index Fund | Annual Report 2018	13

Portfolio of Investments  (continued)
February 28, 2018
Common Stocks (continued)
Issuer	Shares	Value ($)
Symantec Corp.	98,225	2,582,335
Synopsys, Inc.(a)	23,806	2,015,654
Total		209,787,297
Technology Hardware, Storage & Peripherals 4.5%
Apple, Inc.	813,475	144,896,167
Hewlett Packard Enterprise Co.	252,707	4,697,823
HP, Inc.	264,635	6,189,813
NetApp, Inc.	42,740	2,587,907
Seagate Technology PLC	45,844	2,448,069
Western Digital Corp.	46,866	4,079,217
Xerox Corp.	33,822	1,025,483
Total		165,924,479
Total Information Technology		923,130,036
Materials 2.9%
Chemicals 2.1%
Air Products & Chemicals, Inc.	34,537	5,553,204
Albemarle Corp.	17,511	1,758,630
CF Industries Holdings, Inc.	36,956	1,524,065
DowDuPont, Inc.	370,749	26,063,655
Eastman Chemical Co.	22,769	2,301,490
Ecolab, Inc.	41,193	5,373,627
FMC Corp.	21,270	1,669,270
International Flavors & Fragrances, Inc.	12,514	1,767,602
LyondellBasell Industries NV, Class A	51,244	5,545,626
Monsanto Co.	69,606	8,587,292
Mosaic Co. (The)	55,394	1,457,970
PPG Industries, Inc.	40,323	4,533,918
Praxair, Inc.	45,364	6,793,259
Sherwin-Williams Co. (The)	13,039	5,236,202
Total		78,165,810
Construction Materials 0.1%
Martin Marietta Materials, Inc.	9,963	2,031,754
Vulcan Materials Co.	20,960	2,467,621
Total		4,499,375
Common Stocks (continued)
Issuer	Shares	Value ($)
Containers & Packaging 0.4%
Avery Dennison Corp.	14,005	1,654,691
Ball Corp.	55,467	2,215,907
International Paper Co.	65,416	3,898,139
Packaging Corp. of America	14,950	1,782,040
Sealed Air Corp.	28,580	1,210,935
WestRock Co.	40,340	2,652,758
Total		13,414,470
Metals & Mining 0.3%
Freeport-McMoRan, Inc.(a)	213,295	3,967,287
Newmont Mining Corp.	84,498	3,227,824
Nucor Corp.	50,375	3,294,525
Total		10,489,636
Total Materials		106,569,291
Real Estate 2.6%
Equity Real Estate Investment Trusts (REITS) 2.5%
Alexandria Real Estate Equities, Inc.	16,031	1,944,721
American Tower Corp.	67,945	9,466,777
Apartment Investment & Management Co., Class A	24,879	961,822
AvalonBay Communities, Inc.	21,875	3,412,938
Boston Properties, Inc.	24,450	2,906,372
Crown Castle International Corp.	64,369	7,084,452
Digital Realty Trust, Inc.	32,546	3,275,429
Duke Realty Corp.	56,430	1,397,771
Equinix, Inc.	12,400	4,862,040
Equity Residential	58,220	3,273,711
Essex Property Trust, Inc.	10,467	2,342,829
Extra Space Storage, Inc.	19,948	1,696,577
Federal Realty Investment Trust	11,497	1,309,968
GGP, Inc.	98,919	2,094,115
HCP, Inc.	74,323	1,608,350
Host Hotels & Resorts, Inc.	117,252	2,176,197
Iron Mountain, Inc.	44,592	1,402,864
Kimco Realty Corp.	67,437	1,008,858
Macerich Co. (The)	17,176	1,012,353
Mid-America Apartment Communities, Inc.	18,000	1,544,760
ProLogis, Inc.	84,302	5,115,445
Public Storage	23,716	4,611,339

The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia Large Cap Index Fund | Annual Report 2018

Portfolio of Investments  (continued)
February 28, 2018
Common Stocks (continued)
Issuer	Shares	Value ($)
Realty Income Corp.	44,645	2,195,641
Regency Centers Corp.	23,445	1,362,389
SBA Communications Corp.(a)	18,620	2,928,367
Simon Property Group, Inc.	49,246	7,559,753
SL Green Realty Corp.	14,705	1,425,209
UDR, Inc.	42,393	1,425,253
Ventas, Inc.	56,432	2,726,794
Vornado Realty Trust	27,318	1,815,827
Welltower, Inc.	58,679	3,080,648
Weyerhaeuser Co.	119,593	4,189,343
Total		93,218,912
Real Estate Management & Development 0.1%
CBRE Group, Inc., Class A(a)	47,866	2,237,736
Total Real Estate		95,456,648
Telecommunication Services 1.9%
Diversified Telecommunication Services 1.9%
AT&T, Inc.	972,815	35,313,185
CenturyLink, Inc.	154,127	2,723,424
Verizon Communications, Inc.	646,326	30,855,603
Total		68,892,212
Total Telecommunication Services		68,892,212
Utilities 2.6%
Electric Utilities 1.6%
Alliant Energy Corp.	36,627	1,415,634
American Electric Power Co., Inc.	77,923	5,110,190
Duke Energy Corp.	110,885	8,354,076
Edison International	51,616	3,127,413
Entergy Corp.	28,558	2,165,268
Eversource Energy	50,209	2,861,913
Exelon Corp.	152,112	5,634,228
FirstEnergy Corp.	70,481	2,278,651
NextEra Energy, Inc.	74,532	11,340,044
PG&E Corp.	81,248	3,338,480
Pinnacle West Capital Corp.	17,701	1,362,269
PPL Corp.	108,239	3,101,047
Common Stocks (continued)
Issuer	Shares	Value ($)
Southern Co. (The)	159,012	6,847,057
Xcel Energy, Inc.	80,454	3,482,049
Total		60,418,319
Independent Power and Renewable Electricity Producers 0.1%
AES Corp. (The)	104,629	1,137,317
NRG Energy, Inc.	47,660	1,232,488
Total		2,369,805
Multi-Utilities 0.9%
Ameren Corp.	38,443	2,087,455
CenterPoint Energy, Inc.	68,287	1,847,163
CMS Energy Corp.	44,686	1,896,921
Consolidated Edison, Inc.	49,126	3,679,046
Dominion Energy, Inc.	101,960	7,552,177
DTE Energy Co.	28,424	2,864,571
NiSource, Inc.	53,366	1,234,356
Public Service Enterprise Group, Inc.	80,178	3,883,020
SCANA Corp.	22,594	896,304
Sempra Energy	39,784	4,335,660
WEC Energy Group, Inc.	50,003	2,996,180
Total		33,272,853
Water Utilities —%
American Water Works Co., Inc.	28,257	2,242,476
Total Utilities		98,303,453
Total Common Stocks (Cost $1,567,117,948)		3,670,227,999

Money Market Funds 1.5%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 1.544%(c),(f)	55,498,320	55,492,770
Total Money Market Funds (Cost $55,496,338)		55,492,770
Total Investments (Cost: $1,622,614,286)		3,725,720,769
Other Assets & Liabilities, Net		(7,584,179)
Net Assets		3,718,136,590

At February 28, 2018, securities and/or cash totaling $3,953,628 were pledged as collateral.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Large Cap Index Fund | Annual Report 2018	15

Portfolio of Investments  (continued)
February 28, 2018
Investments in derivatives
Long futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
S&P 500 E-mini	264	03/2018	USD	35,830,080	221,220	—
S&P 500 E-mini	133	03/2018	USD	18,050,760	—	(423,152)
Total					221,220	(423,152)
Notes to Portfolio of Investments
(a)	Non-income producing investment.
(b)	This security or a portion of this security has been pledged as collateral in connection with derivative contracts.
(c)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended February 28, 2018 are as follows:

Issuer	Beginning shares	Shares purchased	Shares sold	Ending shares	Realized gain (loss) — affiliated issuers ($)	Net change in unrealized appreciation (depreciation) — affiliated issuers ($)	Dividends — affiliated issuers ($)	Value — affiliated issuers at end of period ($)
Ameriprise Financial, Inc.
	28,324	—	(4,887)	23,437	540,999	120,885	84,606	3,666,484
Columbia Short-Term Cash Fund, 1.544%
	47,891,632	675,711,419	(668,104,731)	55,498,320	(5,539)	(3,568)	500,280	55,492,770
Total					535,460	117,317	584,886	59,159,254

(d)	Represents fractional shares.
(e)	Negligible market value.
(f)	The rate shown is the seven-day current annualized yield at February 28, 2018.
Currency Legend
USD	US Dollar
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
¦	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
¦	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
¦	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Certain investments that have been measured at fair value using the net asset value (NAV) per share (or its equivalent) are not categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to reconcile the fair value hierarchy to the amounts presented in the Portfolio of Investments. The Columbia Short-Term Cash Fund seeks to provide shareholders with maximum current income consistent with liquidity and stability of principal. Columbia Short-Term Cash Fund prices its shares with a floating NAV and no longer seeks to maintain a stable NAV.
The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia Large Cap Index Fund | Annual Report 2018

Portfolio of Investments  (continued)
February 28, 2018
Fair value measurements  (continued)
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.
The following table is a summary of the inputs used to value the Fund’s investments at February 28, 2018:
	Level 1 quoted prices in active markets for identical assets ($)	Level 2 other significant observable inputs ($)	Level 3 significant unobservable inputs ($)	Investments measured at net asset value ($)	Total ($)
Investments
Common Stocks
Consumer Discretionary	465,716,985	—	—	—	465,716,985
Consumer Staples	277,054,869	—	—	—	277,054,869
Energy	202,095,943	—	—	—	202,095,943
Financials	551,751,301	—	—	—	551,751,301
Health Care	505,882,861	0*	—	—	505,882,861
Industrials	375,374,400	—	—	—	375,374,400
Information Technology	923,130,036	—	—	—	923,130,036
Materials	106,569,291	—	—	—	106,569,291
Real Estate	95,456,648	—	—	—	95,456,648
Telecommunication Services	68,892,212	—	—	—	68,892,212
Utilities	98,303,453	—	—	—	98,303,453
Total Common Stocks	3,670,227,999	0*	—	—	3,670,227,999
Money Market Funds	—	—	—	55,492,770	55,492,770
Total Investments	3,670,227,999	0*	—	55,492,770	3,725,720,769
Derivatives
Asset
Futures Contracts	221,220	—	—	—	221,220
Liability
Futures Contracts	(423,152)	—	—	—	(423,152)
Total	3,670,026,067	0*	—	55,492,770	3,725,518,837

*	Rounds to zero.
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.
Derivative instruments are valued at unrealized appreciation (depreciation).
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Large Cap Index Fund | Annual Report 2018	17

Portfolio of Investments  (continued)
February 28, 2018
Fair value measurements  (continued)
There were no transfers of financial assets between levels during the period.
The accompanying Notes to Financial Statements are an integral part of this statement.
18	Columbia Large Cap Index Fund | Annual Report 2018

Statement of Assets and Liabilities
February 28, 2018
Assets
Investments in securities, at value
Unaffiliated issuers (cost $1,566,595,438)	$3,666,561,515
Affiliated issuers (cost $56,018,848)	59,159,254
Cash	1,811
Receivable for:
Capital shares sold	2,248,274
Dividends	7,001,842
Foreign tax reclaims	7,588
Variation margin for futures contracts	14,980
Expense reimbursement due from Investment Manager	235
Total assets	3,734,995,499
Liabilities
Payable for:
Investments purchased	249,200
Capital shares purchased	15,579,035
Variation margin for futures contracts	774,759
Management services fees	20,678
Distribution and/or service fees	6,687
Compensation of board members	224,678
Other expenses	3,872
Total liabilities	16,858,909
Net assets applicable to outstanding capital stock	$3,718,136,590
Represented by
Paid in capital	1,534,558,346
Undistributed net investment income	8,448,266
Accumulated net realized gain	72,225,427
Unrealized appreciation (depreciation) on:
Investments - unaffiliated issuers	2,099,966,077
Investments - affiliated issuers	3,140,406
Futures contracts	(201,932)
Total - representing net assets applicable to outstanding capital stock	$3,718,136,590
Class A
Net assets	$954,529,204
Shares outstanding	18,932,740
Net asset value per share	$50.42
Institutional Class(a)
Net assets	$2,390,676,962
Shares outstanding	47,171,376
Net asset value per share	$50.68
Institutional 2 Class(b)
Net assets	$372,378,884
Shares outstanding	7,247,292
Net asset value per share	$51.38
Institutional 3 Class(c)
Net assets	$551,540
Shares outstanding	11,041
Net asset value per share	$49.95

(a)	Prior to November 1, 2017, Institutional Class shares were known as Class Z shares.
(b)	Prior to November 1, 2017, Institutional 2 Class shares were known as Class R5 shares.
(c)	Prior to November 1, 2017, Institutional 3 Class shares were known as Class Y shares.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Large Cap Index Fund | Annual Report 2018	19

Statement of Operations
Year Ended February 28, 2018
Net investment income
Income:
Dividends — unaffiliated issuers	$72,929,871
Dividends — affiliated issuers	584,886
Total income	73,514,757
Expenses:
Management services fees	7,433,824
Distribution and/or service fees
Class A	2,463,937
Class B(a)	419
Compensation of board members	100,632
Other	25,038
Total expenses	10,023,850
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(125,671)
Expense reduction	(3,559)
Total net expenses	9,894,620
Net investment income	63,620,137
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	174,837,141
Investments — affiliated issuers	535,460
Futures contracts	7,114,908
Net realized gain	182,487,509
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	335,714,577
Investments — affiliated issuers	117,317
Futures contracts	(2,277,041)
Net change in unrealized appreciation (depreciation)	333,554,853
Net realized and unrealized gain	516,042,362
Net increase in net assets resulting from operations	$579,662,499

(a)	Effective July 17, 2017, Class B shares were automatically converted to Class A shares.
The accompanying Notes to Financial Statements are an integral part of this statement.
20	Columbia Large Cap Index Fund | Annual Report 2018

Statement of Changes in Net Assets
	Year Ended February 28, 2018 (a)	Year Ended February 28, 2017
Operations
Net investment income	$63,620,137	$68,904,301
Net realized gain	182,487,509	45,653,072
Net change in unrealized appreciation (depreciation)	333,554,853	658,527,125
Net increase in net assets resulting from operations	579,662,499	773,084,498
Distributions to shareholders
Net investment income
Class A	(15,384,396)	(18,229,802)
Class B(b)	(149)	(1,364)
Class I(c)	—	(58)
Institutional Class(d)	(42,804,202)	(42,314,042)
Institutional 2 Class(e)	(6,629,747)	(6,300,951)
Institutional 3 Class(f)	(4,241)	—
Net realized gains
Class A	(27,097,347)	(3,184,427)
Class B(b)	(679)	(396)
Class I(c)	—	(9)
Institutional Class(d)	(65,221,872)	(6,554,348)
Institutional 2 Class(e)	(10,157,156)	(980,818)
Institutional 3 Class(f)	(5,882)	—
Total distributions to shareholders	(167,305,671)	(77,566,215)
Decrease in net assets from capital stock activity	(386,684,888)	(244,867,921)
Total increase in net assets	25,671,940	450,650,362
Net assets at beginning of year	3,692,464,650	3,241,814,288
Net assets at end of year	$3,718,136,590	$3,692,464,650
Undistributed net investment income	$8,448,266	$10,283,742

(a)	Institutional 3 Class shares are based on operations from March 1, 2017 (commencement of operations) through the stated period end.
(b)	Effective July 17, 2017, Class B shares were automatically converted to Class A shares.
(c)	Effective March 27, 2017, Class I shares were redeemed or exchanged for Institutional 3 Class shares.
(d)	Prior to November 1, 2017, Institutional Class shares were known as Class Z shares.
(e)	Prior to November 1, 2017, Institutional 2 Class shares were known as Class R5 shares.
(f)	Prior to November 1, 2017, Institutional 3 Class shares were known as Class Y shares.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Large Cap Index Fund | Annual Report 2018	21

Statement of Changes in Net Assets   (continued)
	Year Ended		Year Ended
	February 28, 2018 (a)		February 28, 2017
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A(b)
Subscriptions (c)	4,707,000	224,915,403	7,701,299	317,994,091
Distributions reinvested	813,690	39,182,125	477,119	19,901,629
Redemptions	(10,320,886)	(490,521,356)	(11,257,712)	(468,648,837)
Net decrease	(4,800,196)	(226,423,828)	(3,079,294)	(130,753,117)
Class B(b)
Distributions reinvested	17	805	41	1,725
Redemptions (c)	(2,749)	(127,804)	(1,797)	(74,548)
Net decrease	(2,732)	(126,999)	(1,756)	(72,823)
Class I(d)
Redemptions	(70)	(3,174)	—	—
Net decrease	(70)	(3,174)	—	—
Institutional Class(e)
Subscriptions	10,016,961	475,011,108	8,475,239	353,748,928
Distributions reinvested	1,800,955	87,190,588	906,336	37,978,489
Redemptions	(14,429,962)	(691,305,469)	(12,662,882)	(531,586,560)
Net decrease	(2,612,046)	(129,103,773)	(3,281,307)	(139,859,143)
Institutional 2 Class(f)
Subscriptions	2,134,639	104,351,950	2,862,611	120,210,850
Distributions reinvested	342,222	16,786,649	171,476	7,281,769
Redemptions	(3,090,111)	(152,702,170)	(2,419,119)	(101,675,457)
Net increase (decrease)	(613,250)	(31,563,571)	614,968	25,817,162
Institutional 3 Class(d),(g)
Subscriptions	10,982	533,739	—	—
Distributions reinvested	207	10,000	—	—
Redemptions	(148)	(7,282)	—	—
Net increase	11,041	536,457	—	—
Total net decrease	(8,017,253)	(386,684,888)	(5,747,389)	(244,867,921)

(a)	Institutional 3 Class shares are based on operations from March 1, 2017 (commencement of operations) through the stated period end.
(b)	Effective July 17, 2017, Class B shares were automatically converted to Class A shares.
(c)	Includes conversions of Class B shares to Class A shares, if any.
(d)	Effective March 27, 2017, Class I shares were redeemed or exchanged for Institutional 3 Class shares.
(e)	Prior to November 1, 2017, Institutional Class shares were known as Class Z shares.
(f)	Prior to November 1, 2017, Institutional 2 Class shares were known as Class R5 shares.
(g)	Prior to November 1, 2017, Institutional 3 Class shares were known as Class Y shares.
The accompanying Notes to Financial Statements are an integral part of this statement.
22	Columbia Large Cap Index Fund | Annual Report 2018

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Columbia Large Cap Index Fund | Annual Report 2018	23

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
Year ended	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains
Class A
2/28/2018	$45.16	0.73	6.65	7.38	(0.77)	(1.35)
2/28/2017	$37.05	0.73	8.24	8.97	(0.73)	(0.13)
2/29/2016	$40.60	0.64	(3.24)	(2.60)	(0.85)	(0.10)
2/28/2015	$35.85	0.83	4.52	5.35	(0.58)	(0.02)
2/28/2014	$29.16	0.53	6.67	7.20	(0.51)	—
Institutional Class(e)
2/28/2018	$45.38	0.85	6.69	7.54	(0.89)	(1.35)
2/28/2017	$37.22	0.84	8.28	9.12	(0.83)	(0.13)
2/29/2016	$40.78	0.75	(3.26)	(2.51)	(0.95)	(0.10)
2/28/2015	$36.00	0.89	4.59	5.48	(0.68)	(0.02)
2/28/2014	$29.28	0.62	6.69	7.31	(0.59)	—
Institutional 2 Class(f)
2/28/2018	$45.98	0.87	6.77	7.64	(0.89)	(1.35)
2/28/2017	$37.70	0.85	8.39	9.24	(0.83)	(0.13)
2/29/2016	$41.29	0.84	(3.38)	(2.54)	(0.95)	(0.10)
2/28/2015	$36.45	0.94	4.60	5.54	(0.68)	(0.02)
2/28/2014	$29.63	0.68	6.74	7.42	(0.60)	—
Institutional 3 Class(g)
2/28/2018 (h)	$45.37	0.98	5.84	6.82	(0.89)	(1.35)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	The benefits derived from expense reductions had an impact of less than 0.01%.
(d)	Ratios include line of credit interest expense which is less than 0.01%.
(e)	Prior to November 1, 2017, Institutional Class shares were known as Class Z shares.
(f)	Prior to November 1, 2017, Institutional 2 Class shares were known as Class R5 shares.
(g)	Prior to November 1, 2017, Institutional 3 Class shares were known as Class Y shares.
(h)	Institutional 3 Class shares commenced operations on March 1, 2017. Per share data and total return reflect activity from that date.
The accompanying Notes to Financial Statements are an integral part of this statement.
24	Columbia Large Cap Index Fund | Annual Report 2018

Total distributions to shareholders	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)

(2.12)	$50.42	16.59%	0.45%	0.45% (c)	1.53%	2%	$954,529
(0.86)	$45.16	24.40%	0.45% (d)	0.45% (c),(d)	1.77%	4%	$1,071,791
(0.95)	$37.05	(6.57%)	0.45%	0.45% (c)	1.63%	11%	$993,376
(0.60)	$40.60	14.98%	0.45%	0.45% (c)	2.18%	5%	$1,126,444
(0.51)	$35.85	24.80%	0.45%	0.45% (c)	1.63%	3%	$796,430

(2.24)	$50.68	16.88%	0.20%	0.20% (c)	1.78%	2%	$2,390,677
(0.96)	$45.38	24.72%	0.20% (d)	0.20% (c),(d)	2.02%	4%	$2,259,128
(1.05)	$37.22	(6.34%)	0.20%	0.20% (c)	1.88%	11%	$1,975,099
(0.70)	$40.78	15.27%	0.20%	0.20% (c)	2.33%	5%	$2,406,361
(0.59)	$36.00	25.09%	0.20%	0.20% (c)	1.88%	3%	$2,308,382

(2.24)	$51.38	16.87%	0.20%	0.20%	1.78%	2%	$372,379
(0.96)	$45.98	24.73%	0.20% (d)	0.20% (d)	2.02%	4%	$361,419
(1.05)	$37.70	(6.33%)	0.20%	0.20%	2.12%	11%	$273,170
(0.70)	$41.29	15.25%	0.20%	0.20%	2.44%	5%	$170,244
(0.60)	$36.45	25.14%	0.20%	0.20%	1.96%	3%	$98,439

(2.24)	$49.95	15.29%	0.21%	0.20%	2.01%	2%	$552
Columbia Large Cap Index Fund | Annual Report 2018	25

Notes to Financial Statements
February 28, 2018
Note 1. Organization
Columbia Large Cap Index Fund (the Fund), a series of Columbia Funds Series Trust (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware statutory trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense and sales charge structure. The Fund offers each of the share classes identified below.
Class A shares are not subject to any front-end sales charge or contingent deferred sales charge.
Class B shares of the Fund are no longer offered for sale. When available, Class B shares were subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Effective July 17, 2017, Class B shares were automatically converted to Class A shares without a CDSC. On August 4, 2017, the capital owned by Columbia Management Investment Advisers, LLC in Class B shares was redeemed without a CDSC.
Class I shares of the Fund are no longer offered for sale. When available, Class I shares were not subject to sales charges, and were made available only to the Columbia Family of Funds. On March 27, 2017, Class I shares were redeemed or exchanged for Class Y shares (currently known as Institutional 3 Class shares) of the Fund in a tax free transaction that had no impact on the fees and expenses paid by shareholders.
Institutional Class shares are not subject to sales charges and are generally available only to eligible investors, which are subject to different investment minimums as described in the Fund’s prospectus. Prior to November 1, 2017, Institutional Class shares were known as Class Z shares.
Institutional 2 Class shares are not subject to sales charges and are generally available only to investors purchasing through authorized investment professionals and omnibus retirement plans as described in the Fund’s prospectus. Prior to November 1, 2017, Institutional 2 Class shares were known as Class R5 shares.
Institutional 3 Class shares are not subject to sales charges and are available to institutional and certain other investors as described in the Fund’s prospectus. Prior to November 1, 2017, Institutional 3 Class shares were known as Class Y shares.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
All equity securities are valued at the close of business of the New York Stock Exchange. Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.
26	Columbia Large Cap Index Fund | Annual Report 2018

Notes to Financial Statements  (continued)
February 28, 2018
Foreign equity securities are valued based on the closing price on the foreign exchange in which such securities are primarily traded. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board of Trustees, including, if available, utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. The fair value of a security is likely to be different from the quoted or published price, if available.
Investments in open-end investment companies, including money market funds, are valued at their latest net asset value.
Futures and options on futures contracts are valued based upon the settlement price at the close of regular trading on their principal exchanges or, in the absence of transactions, at the mean of the latest quoted bid and ask prices.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Derivative instruments
The Fund invests in certain derivative instruments, as detailed below, to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligations under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell or terminate, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.
A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform its obligations under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty, plus any replacement costs or related amounts. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the clearinghouse or central counterparty (CCP) provides some protection in the case of clearing member default. The clearinghouse or CCP stands between the buyer and the seller of the contract; therefore, additional counterparty credit risk is failure of the clearinghouse or CCP. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer account. While brokers are required to segregate customer margin from their own assets, in the event
Columbia Large Cap Index Fund | Annual Report 2018	27

Notes to Financial Statements  (continued)
February 28, 2018
that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s customers (including the Fund), potentially resulting in losses to the Fund.
In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives contract counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset or netting in bankruptcy, insolvency or other events.
Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the clearinghouse or CCP for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract specific for over-the-counter derivatives. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
Certain ISDA Master Agreements allow counterparties of over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund’s net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty. The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement. In addition to considering counterparty credit risk, the Fund would consider terminating the derivatives contracts based on whether termination would result in a net liability owed from the counterparty.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.
Futures contracts
Futures contracts are exchange-traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to maintain appropriate equity market exposure while keeping sufficient cash to accommodate daily redemptions. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.
Upon entering into a futures contract, the Fund deposits cash or securities with the broker, known as a futures commission merchant (FCM), in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.
28	Columbia Large Cap Index Fund | Annual Report 2018

Notes to Financial Statements  (continued)
February 28, 2018
Effects of derivative transactions in the financial statements
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.
The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at February 28, 2018:
Asset derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Equity risk	Net assets — unrealized appreciation on futures contracts	221,220*

Liability derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Equity risk	Net assets — unrealized depreciation on futures contracts	423,152*

*	Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day’s variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.
The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended February 28, 2018:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Futures contracts ($)
Equity risk	7,114,908

Change in unrealized appreciation (depreciation) on derivatives recognized in income
Risk exposure category	Futures contracts ($)
Equity risk	(2,277,041)
The following table is a summary of the average outstanding volume by derivative instrument for the year ended February 28, 2018:
Derivative instrument	Average notional amounts ($)*
Futures contracts — long	60,362,635

*	Based on the ending quarterly outstanding amounts for the year ended February 28, 2018.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.
Columbia Large Cap Index Fund | Annual Report 2018	29

Notes to Financial Statements  (continued)
February 28, 2018
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information on the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by the Fund’s management. Management’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company net taxable income and net capital gains, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its ordinary income, capital gains net income and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Distributions to shareholders
Distributions from net investment income, if any, are declared and paid semi-annually. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Recent accounting pronouncement
Accounting Standards Update 2017-08 Premium Amortization on Purchased Callable Debt Securities
In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2017-08 Premium Amortization on Purchased Callable Debt Securities. ASU No. 2017-08 updates the accounting standards to shorten the amortization period for certain purchased callable debt securities, held at a premium, to be amortized to the earliest call date. The update applies to securities with explicit, noncontingent call features that are callable at fixed prices and on preset dates. The standard is effective for annual periods beginning after December 15, 2018 and interim periods within those fiscal years. At this time, management is evaluating the implication of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.
30	Columbia Large Cap Index Fund | Annual Report 2018

Notes to Financial Statements  (continued)
February 28, 2018
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to 0.20% of the Fund’s daily net assets.
The Investment Manager, from the management services fee it receives from the Fund, pays all operating expenses of the Fund, with the exception of brokerage fees and commissions, taxes, interest, fees and expenses of Board of Trustees who are not officers, directors or employees of the Investment Manager or its affiliates, distribution and/or shareholder servicing and plan administration fees and any extraordinary non-recurring expenses that may arise, including litigation fees.
Other expenses
Other expenses are for, among other things, miscellaneous expenses of the Fund or the Board of Trustees, including payments to Board Services Corp., a company that dissolved on August 25, 2017, which had provided limited administrative services to the Fund and the Board of Trustees. That company’s expenses included boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan. All amounts payable under the Plan constitute a general unsecured obligation of the Fund.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. A portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated funds governed by the Board of Trustees, based on relative net assets. The expenses of the Chief Compliance Officer allocated to the Fund are payable by the Investment Manager.
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with DST Asset Manager Solutions, Inc. (DST) to serve as sub-transfer agent.
The transfer agency fees are payable by the Investment Manager. The Transfer Agent pays the fees of DST for services as sub-transfer agent and DST is not entitled to reimbursement for such fees from the Fund. The Transfer Agent also receives compensation from the Investment Manager for various shareholder services and reimbursements for certain out-of-pocket expenses.
An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended February 28, 2018, these minimum account balance fees reduced total expenses of the Fund by $3,559.
Columbia Large Cap Index Fund | Annual Report 2018	31

Notes to Financial Statements  (continued)
February 28, 2018
Distribution and service fees
The Fund has entered into an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. The Board of Trustees has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) applicable to certain share classes, which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.
Under the Plans, the Fund pays a monthly combined distribution and service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A shares of the Fund. Also under the Plans, the Fund pays a monthly service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class B shares of the Fund and a monthly distribution fee to the Distributor at the maximum annual rate of 0.75% of the average daily net assets attributable to Class B shares of the Fund. As a result of all Class B shares of the Fund being redeemed or converted to Class A shares, August 4, 2017 was the last day the Fund paid a distribution and service fee for Class B shares.
Sales charges (unaudited)
Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares for the year ended February 28, 2018, if any, are listed below:
Amount ($)
Class B	13
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the class’ average daily net assets:
Fee rates contractual through June 30, 2018
Class A	0.45%
Institutional Class	0.20
Institutional 2 Class	0.20
Institutional 3 Class	0.20
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
32	Columbia Large Cap Index Fund | Annual Report 2018

Notes to Financial Statements  (continued)
February 28, 2018
At February 28, 2018, these differences were primarily due to differing treatment for deferral/reversal of wash sale losses, re-characterization of distributions for investments, derivative investments and trustees’ deferred compensation. To the extent these differences were permanent, reclassifications were made among the components of the Fund’s net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications.
In the Statement of Assets and Liabilities the following reclassifications were made:
Undistributed net investment income ($)	Accumulated net realized gain ($)	Paid in capital ($)
(632,878)	632,878	—
Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.
The tax character of distributions paid during the years indicated was as follows:
February 28, 2018			February 28, 2017
Ordinary income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Long-term capital gains ($)	Total ($)
64,822,735	102,482,936	167,305,671	66,846,217	10,719,998	77,566,215
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
At February 28, 2018, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized appreciation ($)
8,668,624	97,805,010	—	2,077,324,968
At February 28, 2018, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized appreciation ($)
1,648,193,869	2,151,200,450	(73,875,482)	2,077,324,968
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $90,840,448 and $580,855,488, respectively, for the year ended February 28, 2018. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate
Columbia Large Cap Index Fund | Annual Report 2018	33

Notes to Financial Statements  (continued)
February 28, 2018
share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 7. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations.
The Fund had no borrowings during the year ended February 28, 2018.
Note 8. Significant risks
Shareholder concentration risk
At February 28, 2018, one unaffiliated shareholder of record owned 11.8% of the outstanding shares of the Fund in one or more accounts. The Fund has no knowledge about whether any portion of those shares was owned beneficially. Affiliated shareholders of record owned 17.3% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Technology and technology-related investment risk
The Fund may be more susceptible to the particular risks that may affect companies in the information technology sector, as well as other technology-related sectors (collectively, the technology sectors) than if it were invested in a wider variety of companies in unrelated sectors. Companies in the technology sectors are subject to certain risks, including the risk that new services, equipment or technologies will not be accepted by consumers and businesses or will become rapidly obsolete. Performance of such companies may be affected by factors including obtaining and protecting patents (or the failure to do so) and significant competitive pressures, including aggressive pricing of their products or services, new market entrants, competition for market share and short product cycles due to an accelerated rate of technological developments. Such competitive pressures may lead to limited earnings and/or falling profit margins. As a result, the value of their securities may fall or fail to rise. In addition, many technology sector companies have limited operating histories and prices of these companies’ securities historically have been more volatile than other securities, especially over the short term.
Note 9. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 10. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates
34	Columbia Large Cap Index Fund | Annual Report 2018

Notes to Financial Statements  (continued)
February 28, 2018
to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.
Columbia Large Cap Index Fund | Annual Report 2018	35

Report of Independent Registered Public Accounting Firm
To the Trustees of Columbia Funds Series Trust and Shareholders of Columbia Large Cap Index Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Large Cap Index Fund (one of the funds constituting Columbia Funds Series Trust, referred to hereafter as the "Fund") as of February 28, 2018, the related statement of operations for the year ended February 28, 2018, the statement of changes in net assets for each of the two years in the period ended February 28, 2018, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of February 28, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended February 28, 2018 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of February 28, 2018 by correspondence with the custodian, transfer agent and brokers. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
April 20, 2018
We have served as auditors of one or more investment companies within the Columbia Funds Complex since 1977.
36	Columbia Large Cap Index Fund | Annual Report 2018

Federal Income Tax Information
(Unaudited)
The Fund hereby designates the following tax attributes for the fiscal year ended February 28, 2018. Shareholders will be notified in early 2019 of the amounts for use in preparing 2018 income tax returns.
Qualified dividend income	Dividends received deduction	Capital gain dividend
100.00%	100.00%	$184,638,825
Qualified dividend income. For taxable, non-corporate shareholders, the percentage of ordinary income distributed during the fiscal year that represents qualified dividend income subject to reduced tax rates.
Dividends received deduction. The percentage of ordinary income distributed during the fiscal year that qualifies for the corporate dividends received deduction.
Capital gain dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period.
Columbia Large Cap Index Fund | Annual Report 2018	37

TRUSTEES AND OFFICERS
Shareholders elect the Board that oversees the Fund’s operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, Trustees not affiliated with the Investment Manager generally may serve through the end of the calendar year in which they reach either the mandatory retirement age established by the Board or the fifteenth anniversary of the first Columbia Funds Board meeting they attended as a member of the Board.
Independent trustees
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
George S. Batejan c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1953	Trustee since 1/17	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	125	Advisory Board Member, University of Colorado Business School since November 2015; former Chairman of the Board, NICSA (National Investment Company Services Association) (Executive Committee, Nominating Committee and Governance Committee), 2014-2016; former Director, Intech Investment Management, 2011- 2016; former Board Member, Metro Denver Chamber of Commerce, 2015-2016
Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; specializing in arbitration and mediation; Interim President and Chief Executive Officer, Blue Cross and Blue Shield of Minnesota (health care insurance) since February 2018; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees; Interim Chair, Minnesota Sports Facilities Authority, March 2017-July 2017	125	Trustee, BlueCross BlueShield of Minnesota since 2009 (Chair of the Business Development Committee, 2014-2017; Chair of the Governance Committee since 2017); Chair of the Robina Foundation since August 2013; former Member of the Board, Minnesota Sports Facilities Authority, January 2017-July 2017
Edward J. Boudreau, Jr. c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1944	Chair of the Board since 1/18; Trustee since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000; FINRA Industry Arbitrator, 2002-present; Chairman and Chief Executive Officer, John Hancock Investments (asset management), Chairman and Interested Trustee for open-end and closed-end funds offered by John Hancock, 1989-2000; John Hancock Mutual Life Insurance Company, including Senior Vice President and Treasurer and Senior Vice President Information Technology, 1968-1988	125	Former Trustee, Boston Museum of Science (Chair of Finance Committee) 1985-2013; former Trustee, BofA Funds Series Trust (11 funds), 2005-2011
38	Columbia Large Cap Index Fund | Annual Report 2018

TRUSTEES AND OFFICERS  (continued)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, Morgan Stanley, 1982-1991	125	Trustee, New York Presbyterian Hospital Board (Executive Committee and Chair of Human Resources Committee) since 1996; Director, Darien Rowayton Bank (Audit Committee) since 2017
William P. Carmichael c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1943	Trustee since 6/11 for RiverSource Funds and since 2003 for Nations Funds	Retired; Co-founder, The Succession Fund (provides exit strategies to owners of privately held companies), 1998-2007; Adjunct Professor of Finance, Kelley School of Business, Indiana University, 1993-2007; Senior Vice President, Sara Lee Corporation, 1991-1993; Senior Vice President and Chief Financial Officer, Beatrice Foods Company, 1984-1990; Vice President, Esmark, Inc., 1973-1984; Associate, Price Waterhouse, 1968-1972	125	Director, The Finish Line (athletic shoes and apparel) since July 2003; former Director, Cobra Electronics Corporation (electronic equipment manufacturer), 1994-August 2014; former Director, Spectrum Brands, Inc. (consumer products), 2002-2009; former Director, Simmons Company (bedding), 2004-2010; former Trustee, BofA Funds Series Trust (11 funds) 2003-2011; former Director, McMoRan Exploration Company (oil and gas exploration and development) 2010 - 2013; former Director, International Textile Corp., 2012-2016; former Director, hhgregg, 2015-2017
Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1950	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	125	Trustee, MA Taxpayers Foundation since 1997; Board of Directors, The MA Business Roundtable since 2003; Board of Governors, Innovation Institute, MA Technology Collaborative since 2010
Brian J. Gallagher c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 12/17	Retired; Partner with Deloitte & Touche LLP and its predecessors, 1977-2016	123	Trustee, Catholic Schools Foundation since 2004
Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1952	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Managing Director, Morgan Stanley, 1982-1989; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	125	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)
Columbia Large Cap Index Fund | Annual Report 2018	39

TRUSTEES AND OFFICERS  (continued)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
Minor M. Shaw c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1947	Trustee since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business), 1998-2011	125	Director, BlueCross BlueShield of South Carolina since April 2008; Director, National Association of Corporate Directors, Carolinas Chapter, since 2013; Board Chair, Hollingsworth Funds since 2016; Advisory Board member, Duke Energy Corp. since October 2016; Chair of the Duke Endowment; Chair of Greenville – Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011; former Director, Piedmont Natural Gas, 2004-2016
Sandra Yeager c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1964	Trustee since 12/17	Retired; President and founder, Hanoverian Capital, LLC (SEC registered investment advisor firm), 2008-2016	123	Director, NAPE Education Foundation since October 2016
Interested trustee not affiliated with Investment Manager*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships/ held by Trustee during the past five years
Anthony M. Santomero c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1946	Trustee since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President, Federal Reserve Bank of Philadelphia, 2000-2006, Professor of Finance, The Wharton School, University of Pennsylvania, 1972-2002	123	Trustee, Penn Mutual Life Insurance Company since March 2008; Director, Renaissance Reinsurance Ltd. since May 2008; Director, Citigroup Inc. since 2009; Director, Citibank, N.A. since 2009; former Trustee, BofA Funds Series Trust (11 funds), 2008-2011
*	Dr. Santomero is not an affiliated person of the Investment Manager or Ameriprise Financial. However, he is currently deemed by the Funds to be an “interested person” (as defined in the 1940 Act) of the Funds because he serves as a Director of Citigroup Inc. and Citibank, N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the Funds or accounts advised/managed by the Investment Manager.
40	Columbia Large Cap Index Fund | Annual Report 2018

TRUSTEES AND OFFICERS  (continued)
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
William F. Truscott c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 1960	Trustee 2012	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010-September 2012); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006-August 2012	196	Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; former Director, Ameriprise Certificate Company, 2006 - January 2013
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
Nations Funds refer to the Funds within the Columbia Funds Complex that historically bore the Nations brand and include series of Columbia Funds Series Trust. RiverSource Funds refer to the Funds within the Columbia Funds Complex that historically bore the RiverSource brand and include series of Columbia Funds Series Trust II.
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611, visiting investor.columbiathreadneedleus.com or contacting your financial intermediary.
Columbia Large Cap Index Fund | Annual Report 2018	41

TRUSTEES AND OFFICERS  (continued)
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Truscott, who is Senior Vice President, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds complex or a predecessor thereof	Principal occupation(s) during past five years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously, Vice President and Chief Counsel, January 2010 - December 2014; officer of Columbia Funds and affiliated funds since 2007.
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011), Chief Financial Officer (2009) and Chief Accounting Officer (2015)	Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; senior officer of Columbia Funds and affiliated funds since 2002.
Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Senior Vice President (2011) and Assistant Secretary (2008)	Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since January 2017 (previously Vice President and Lead Chief Counsel, November 2008 - January 2017 and January 2013 - January 2017, respectively; and Chief Counsel, January 2010 - January 2013); Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since May 2010.
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010.
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013 (previously Director and Global Chief Investment Officer, 2010 - 2013).
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Senior Vice President (2017), Chief Legal Officer (2017) and Secretary (2015)	Vice President and Group Counsel, Ameriprise Financial, Inc. since August 2011; officer of Columbia Funds and affiliated funds since 2005.
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)	Managing Director and Global Head of Operations, Columbia Management Investment Advisers, LLC since April 2016 (previously Managing Director and Chief Operating Officer, 2010 - 2016).
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
42	Columbia Large Cap Index Fund | Annual Report 2018

Additional information
The Fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting investor.columbiathreadneedleus.com; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting investor.columbiathreadneedleus.com, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit investor.columbiathreadneedleus.com or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
Fund investment manager
Columbia Management Investment Advisers, LLC
225 Franklin Street
Boston, MA 02110
Fund distributor
Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, MA 02110
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 8081
Boston, MA 02266-8081
Columbia Large Cap Index Fund | Annual Report 2018	43

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Columbia Large Cap Index Fund
P.O. Box 8081
Boston, MA 02266-8081

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
investor.columbiathreadneedleus.com. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved. Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110-2804
© 2018 Columbia Management Investment Advisers, LLC.
investor.columbiathreadneedleus.com
ANN175_02_H01_(04/18)

Annual Report
February 28, 2018
Columbia Large Cap Growth Fund III
Not FDIC Insured • No bank guarantee • May lose value

President’s Message
Dear Shareholders,
The year 2017 was an extraordinary year in the financial markets. The S&P 500 Index didn’t experience a single down month and returned over 20% during the 12-month period. The index continued this trend into January 2018, which marked the fastest start for the index ever. Low volatility, which had been a feature of the U.S. equity market for the last several years, along with the surge in the S&P 500 Index, seemingly drove investor sentiment to very high levels. This arguably set the stage for an overdue correction, which we witnessed in February 2018.
A return to volatility
There have been few periods of market upheaval such as were experienced in the first part of 2018. While investors were taken by surprise by the sudden and pronounced market swings, the return to some level of volatility actually marked a resumption of relatively normal market conditions. Having said that, it’s important to distinguish between a good technical correction where excess enthusiasm in the marketplace is being let out, versus a real change in the underlying fundamentals – things like an underperforming economy or weaker corporate earnings. Our view is that the recent market volatility falls into the former category, and the fundamentals remain strong. We’re continuing to see improvements in global economic activity, and we’re seeing corporate earnings expectations continue to rise – and not just because of tax reform.
Consistency is more important than ever
It’s important to keep in mind that when it comes to long-term investing, it’s the destination, not the journey that matters most. If you have a financial goal that you’ve worked out with your financial advisor, and you have a good asset allocation plan to reach it, it’s a question of sticking with your plan rather than become focused on near-term volatility. Bouts of volatility are normal. After all, it’s hard to cross the ocean without hitting an occasional rough patch. You need to focus on the destination.
One final thought. In weathering volatility, it’s the consistency of the return that is essential. Investors who chase higher returns are usually the first to sell when an investment goes through a bad patch, and they therefore don’t tend to benefit from the recovery. More disciplined investors who perhaps panic less or not at all during periods of volatility, tend to have improved long-term results and are more likely to reach their financial goals. Nothing is more important to us than making sure those who have entrusted us to protect and grow their assets are able to do what matters most to them.
Your success is our priority. Talk to your financial advisor about how working with Columbia Threadneedle Investments may help you position your portfolio for consistent, sustainable outcomes, no matter the market conditions.
Sincerely,
Christopher O. Petersen
President, Columbia Funds
The S&P 500 Index, an unmanaged index, measures the performance of 500 widely held, large-capitalization U.S. stocks and is frequently used as a general measure of market performance. Past performance is no guarantee of future results.
Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
© 2018 Columbia Management Investment Advisers, LLC. All rights reserved.
Columbia Large Cap Growth Fund III   |  Annual Report 2018

Columbia Large Cap Growth Fund III  |  Annual Report 2018

Fund at a Glance
Investment objective
Columbia Large Cap Growth Fund III (the Fund) seeks long-term growth of capital.
Portfolio management
John Wilson, CFA
Lead Portfolio Manager
Managed Fund since 2015
Peter Deininger, CFA, CAIA
Portfolio Manager
Managed Fund since 2015
Tchintcia Barros, CFA
Portfolio Manager
Managed Fund since 2015
Morningstar style boxTM
The Morningstar Style Box is based on a fund’s portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.
© 2018 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.
Average annual total returns (%) (for the period ended February 28, 2018)
		Inception	1 Year	5 Years	10 Years
Class A	Excluding sales charges	12/31/97	23.65	15.00	9.39
	Including sales charges		16.55	13.64	8.74
Advisor Class*		11/08/12	23.93	15.27	9.53
Class C	Excluding sales charges	12/31/97	22.74	14.14	8.57
	Including sales charges		21.74	14.14	8.57
Institutional Class		12/31/97	23.93	15.28	9.66
Institutional 2 Class*		12/11/13	24.04	15.35	9.56
Institutional 3 Class*		03/01/17	24.11	15.08	9.43
Class R*		10/26/16	23.28	14.70	9.11
Class T*	Excluding sales charges	10/26/16	23.68	15.01	9.40
	Including sales charges		20.57	14.44	9.12
Russell 1000 Growth Index			26.11	17.03	11.58
Returns for Class A shares are shown with and without the maximum initial sales charge of 5.75%. Returns for Class C shares are shown with and without the 1.00% contingent deferred sales charge for the first year only. Returns for Class T shares are shown with and without the maximum initial sales charge of 2.50% per transaction. Prior to March 27, 2017, Class T shares were known as Class W shares and were not subject to sales charges. The Fund’s other share classes are not subject to sales charges and have limited eligibility. Effective November 1, 2017, Class R4, Class R5, Class Y and Class Z shares were renamed Advisor Class, Institutional 2 Class, Institutional 3 Class and Institutional Class shares, respectively. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each share class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting investor.columbiathreadneedleus.com or calling 800.345.6611.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. Since the Fund launched more than one class of shares at its inception, Class A shares were used. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit investor.columbiathreadneedleus.com/investment-products/mutual-funds/appended-performance for more information.
The Russell 1000 Growth Index, an unmanaged index, measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
2	Columbia Large Cap Growth Fund III | Annual Report 2018

Fund at a Glance   (continued)
Performance of a hypothetical $10,000 investment (February 29, 2008 — February 28, 2018)
The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Large Cap Growth Fund III during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.
Top 10 holdings (%) (at February 28, 2018)
Amazon.com, Inc.	6.4
Microsoft Corp.	5.9
Apple, Inc.	5.4
Alphabet, Inc., Class A	5.2
Facebook, Inc., Class A	2.9
Visa, Inc., Class A	2.8
Adobe Systems, Inc.	2.6
NVIDIA Corp.	2.3
FedEx Corp.	1.9
Northrop Grumman Corp.	1.9
Percentages indicated are based upon total investments (excluding Money Market Funds).
For further detail about these holdings, please refer to the section entitled “Portfolio of Investments.”
Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.
Portfolio breakdown (%) (at February 28, 2018)
Common Stocks	99.4
Money Market Funds	0.6
Total	100.0
Percentages indicated are based upon total investments. The Fund’s portfolio composition is subject to change.
Equity sector breakdown (%) (at February 28, 2018)
Consumer Discretionary	16.9
Consumer Staples	5.9
Energy	1.3
Financials	4.4
Health Care	13.5
Industrials	10.2
Information Technology	43.6
Materials	1.5
Real Estate	2.7
Total	100.0
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.

Columbia Large Cap Growth Fund III | Annual Report 2018	3

Manager Discussion of Fund Performance
For the 12-month period that ended February 28, 2018, the Fund’s Class A shares returned 23.65% excluding sales charges. The Fund’s benchmark, the Russell 1000 Growth Index, returned 26.11% for the same period. In another strong year for global equity markets, stock selection in health care and industrials generally accounted for the Fund’s modest shortfall relative to its benchmark.
Confident investors drove equity markets higher
Despite turmoil in U.S. and global politics and rising tensions with North Korea and Iran, investors focused on prospects for stronger economic growth and lower taxes, driving financial markets higher over the 12-month period ended February 28, 2018. Economic growth picked up, as gross domestic product (GDP) expanded at an annualized rate of more than 3.0% for two consecutive quarters for the first time since 2014; 3% is the long-term historical average growth rate of GDP. Even though jobs were lost as a result of hurricane disruptions during the third quarter of 2017, unemployment fell to 4.1%, as the U.S. labor market added an average of more than 190,000 new jobs monthly during the period. Wage growth failed to keep pace with job growth, but there is hope that lower tax rates will move companies to raise wages more robustly. Global growth and a weaker U.S. dollar boosted exports. Solid manufacturing activity, higher consumer spending and expectations that less stringent regulation in certain industries would further boost growth also supported investor confidence.
The Federal Reserve raised the target range on its key short-term interest rate, the federal funds rate, three times in 2017, citing solid job and economic growth and progress toward its 2.0% inflation target. The federal funds rate target started the year at 0.75% to 1.0% and ended the year at 1.25% to 1.50%. Interest rates rose across the maturity spectrum. The 10-year Treasury benchmark closed the period at 2.87%.
This favorable backdrop proved supportive for stocks with the highest sensitivity to economic growth, particularly in information technology. Defensive and higher dividend yielding stocks generally lagged. The S&P 500 Index, a broad-based measure of U.S. equity returns, gained 17.10% for the 12-month period ended February 28, 2018. The Bloomberg Barclays U.S. Aggregate Bond Index, which tracks returns of U.S. investment-grade government and corporate bonds, gained 0.51%.
Contributors and detractors
Technology stocks led the list of the Fund’s top performers. For the second straight year, a position in NVIDIA was a standout. The company makes semiconductor chips for emerging growth applications, such as data centers, car automation and virtual reality. The company continued to enjoy broad adoption of its products across a variety of end markets and solid revenue and earnings growth. Micron, Lam Research, Alibaba and Electronic Arts also contributed to the Fund’s strong gains from the technology sector. Lam Research outperformed given strong end-market demand and pricing for its semiconductor test equipment. Micron benefited from continued robust pricing in the memory chip market and increased demand from new growth applications in the data center market. Alibaba, the leading Chinese e-commerce company, did well as it continued to monetize its user base in the Chinese market. Gaming company Electronic Arts delivered strong results. Electronic Arts develops, markets, publishes and distributes video games. Another technology related name, Amazon, although listed in the consumer discretionary sector within the benchmark, was a solid contributor with strong growth from its AWS cloud business and solid execution in its retail business. An underweight in the consumer staples sector aided Fund results as did a lack of exposure to two companies in particular: Coca Cola and Altria.
Positive results from certain health care names, including biotechnology company Vertex and HMO Aetna, which is being acquired by CVS, helped offset losses from Biogen, Alexion, Celgene and Gilead, all biotechnology companies. Celgene lost ground after it removed a product from its pipeline, and investors sold on the prospect of lower long-term earnings growth. The downdraft in Celgene created a headwind for other biotechnology holdings, including Alexion, Vertex and Gilead. We added to the Fund’s position in Celgene after the pullback, on a positive view of the company’s risk/reward prospects. We modestly trimmed the position in Gilead.
In the industrials sector, Alaska Airlines, a relatively recent addition to the portfolio, underperformed because of a modestly tougher profit climate for airlines, in general, and lower-than-expected synergy from the acquisition of Virgin America.
4	Columbia Large Cap Growth Fund III | Annual Report 2018

Manager Discussion of Fund Performance  (continued)
At period’s end
During the period, we trimmed some of the Fund’s biotechnology exposure and used the industry’s downturn to refocus on the companies in which we have the highest conviction. We increased exposure to life science tools and higher quality medical device companies. However, in aggregate, technology remained the biggest overweight in the Fund. Technology, while still subject to cyclical dynamics, is used more broadly as a platform or foundation for corporate America as firms increasingly look to digitize their business processes and operations. Within technology, we continued to find attractive opportunities in semiconductor related names, software, the internet and payment companies, such as PayPal and Square. Both companies have gained market share within the payment ecosystem, in terms of customers and dollars. Both offer technology platforms that enable better user experiences. During the period, we also established a position in Adobe, the leading provider of digital marketing and digital software services, which enable companies to manage their digital infrastructure more efficiently.
Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Growth securities, at times, may not perform as well as value securities or the stock market in general and may be out of favor with investors. Foreign investments subject the Fund to risks, including political, economic, market, social and others within a particular country, as well as to currency instabilities and less stringent financial and accounting standards generally applicable to U.S. issuers. The Fund may invest significantly in issuers within a particular sector, which may be negatively affected by market, economic or other conditions, making the Fund more vulnerable to unfavorable developments in the sector. See the Fund’s prospectus for more information on these and other risks.
The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
Columbia Large Cap Growth Fund III | Annual Report 2018	5

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
September 1, 2017 — February 28, 2018
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,091.80	1,019.24	5.81	5.61	1.12
Advisor Class (formerly Class R4)	1,000.00	1,000.00	1,092.30	1,020.48	4.51	4.36	0.87
Class C	1,000.00	1,000.00	1,087.70	1,015.52	9.68	9.35	1.87
Institutional Class (formerly Class Z)	1,000.00	1,000.00	1,092.80	1,020.48	4.51	4.36	0.87
Institutional 2 Class (formerly Class R5)	1,000.00	1,000.00	1,093.20	1,020.83	4.15	4.01	0.80
Institutional 3 Class (formerly Class Y)	1,000.00	1,000.00	1,093.30	1,021.08	3.89	3.76	0.75
Class R	1,000.00	1,000.00	1,089.50	1,018.00	7.10	6.85	1.37
Class T (formerly Class W)	1,000.00	1,000.00	1,091.40	1,019.24	5.81	5.61	1.12
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
6	Columbia Large Cap Growth Fund III | Annual Report 2018

Portfolio of Investments
February 28, 2018
(Percentages represent value of investments compared to net assets)
Common Stocks 99.4%
Issuer	Shares	Value ($)
Consumer Discretionary 16.8%
Hotels, Restaurants & Leisure 2.5%
Norwegian Cruise Line Holdings Ltd.(a)	245,395	13,962,976
Yum China Holdings, Inc.	298,287	12,921,793
Yum! Brands, Inc.	214,911	17,489,457
Total		44,374,226
Household Durables 0.7%
Mohawk Industries, Inc.(a)	50,099	12,017,748
Internet & Direct Marketing Retail 7.8%
Amazon.com, Inc.(a)	73,230	110,756,713
Booking Holdings, Inc.(a)	12,393	25,207,858
Total		135,964,571
Media 1.7%
Comcast Corp., Class A	476,582	17,257,034
DISH Network Corp., Class A(a)	297,187	12,389,726
Total		29,646,760
Specialty Retail 2.1%
Burlington Stores, Inc.(a)	108,924	13,358,439
O’Reilly Automotive, Inc.(a)	48,467	11,835,157
Ulta Beauty, Inc.(a)	56,753	11,540,723
Total		36,734,319
Textiles, Apparel & Luxury Goods 2.0%
Canada Goose Holdings, Inc.(a)	240,768	7,615,492
PVH Corp.	182,448	26,323,597
Total		33,939,089
Total Consumer Discretionary		292,676,713
Consumer Staples 5.9%
Food & Staples Retailing 3.5%
Costco Wholesale Corp.	151,334	28,889,661
SYSCO Corp.	342,253	20,415,391
Walmart, Inc.	135,958	12,237,580
Total		61,542,632
Food Products 1.1%
Tyson Foods, Inc., Class A	253,872	18,882,999
Tobacco 1.3%
Philip Morris International, Inc.	207,701	21,507,439
Total Consumer Staples		101,933,070
Common Stocks (continued)
Issuer	Shares	Value ($)
Energy 1.3%
Energy Equipment & Services 0.4%
TechnipFMC PLC	259,623	7,482,335
Oil, Gas & Consumable Fuels 0.9%
Cimarex Energy Co.	86,391	8,301,311
Diamondback Energy, Inc.(a)	54,685	6,815,938
Total		15,117,249
Total Energy		22,599,584
Financials 4.3%
Banks 0.9%
Citigroup, Inc.	218,458	16,491,394
Capital Markets 3.4%
Bank of New York Mellon Corp. (The)	502,987	28,685,349
BlackRock, Inc.	28,803	15,825,232
Charles Schwab Corp. (The)	275,684	14,616,766
Total		59,127,347
Total Financials		75,618,741
Health Care 13.4%
Biotechnology 6.2%
ACADIA Pharmaceuticals, Inc.(a)	86,613	2,157,963
Alexion Pharmaceuticals, Inc.(a)	158,105	18,569,432
Biogen, Inc.(a)	76,896	22,222,175
Celgene Corp.(a)	173,857	15,146,422
Clovis Oncology, Inc.(a)	65,680	3,814,038
Gilead Sciences, Inc.	225,013	17,715,273
Puma Biotechnology, Inc.(a)	44,292	2,894,482
Sage Therapeutics, Inc.(a)	20,992	3,387,269
Vertex Pharmaceuticals, Inc.(a)	127,258	21,128,646
Total		107,035,700
Health Care Equipment & Supplies 2.5%
Align Technology, Inc.(a)	46,869	12,304,050
Edwards Lifesciences Corp.(a)	150,814	20,159,307
Medtronic PLC	144,458	11,540,750
Total		44,004,107
Health Care Providers & Services 1.0%
Humana, Inc.	65,426	17,784,095

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Large Cap Growth Fund III | Annual Report 2018	7

Portfolio of Investments  (continued)
February 28, 2018
Common Stocks (continued)
Issuer	Shares	Value ($)
Life Sciences Tools & Services 2.4%
Illumina, Inc.(a)	75,564	17,230,103
Thermo Fisher Scientific, Inc.	120,168	25,064,642
Total		42,294,745
Pharmaceuticals 1.3%
Johnson & Johnson	167,164	21,711,260
Total Health Care		232,829,907
Industrials 10.1%
Aerospace & Defense 3.1%
L3 Technologies, Inc.	104,578	21,705,164
Northrop Grumman Corp.	91,649	32,080,816
Total		53,785,980
Air Freight & Logistics 1.9%
FedEx Corp.	132,092	32,548,790
Electrical Equipment 1.7%
AMETEK, Inc.	173,650	13,152,251
Sensata Technologies Holding NV(a)	321,243	16,980,905
Total		30,133,156
Industrial Conglomerates 1.3%
Honeywell International, Inc.	151,540	22,899,209
Machinery 2.1%
Ingersoll-Rand PLC	214,140	19,015,632
Xylem, Inc.	239,648	17,872,948
Total		36,888,580
Total Industrials		176,255,715
Information Technology 43.4%
Electronic Equipment, Instruments & Components 0.6%
Zebra Technologies Corp., Class A(a)	80,487	11,118,474
Internet Software & Services 10.2%
Alibaba Group Holding Ltd., ADR(a)	123,346	22,959,624
Alphabet, Inc., Class A(a)	81,893	90,403,321
Alphabet, Inc., Class C(a)	13,073	14,442,135
Facebook, Inc., Class A(a)	282,483	50,372,369
Total		178,177,449
Common Stocks (continued)
Issuer	Shares	Value ($)
IT Services 6.9%
FleetCor Technologies, Inc.(a)	112,094	22,410,954
Pagseguro Digital Ltd., Class A(a)	469,022	15,121,269
PayPal Holdings, Inc.(a)	324,107	25,737,337
Square, Inc., Class A(a)	172,467	7,942,105
Visa, Inc., Class A	390,964	48,065,114
Total		119,276,779
Semiconductors & Semiconductor Equipment 7.1%
Broadcom Ltd.	111,292	27,429,026
Lam Research Corp.	114,781	22,021,883
MACOM Technology Solutions Holdings, Inc.(a)	432,210	9,223,361
Micron Technology, Inc.(a)	526,859	25,715,988
NVIDIA Corp.	163,135	39,478,670
Total		123,868,928
Software 13.2%
Adobe Systems, Inc.(a)	213,308	44,609,102
Electronic Arts, Inc.(a)	238,299	29,477,586
Microsoft Corp.	1,089,206	102,134,847
Salesforce.com, Inc.(a)	239,421	27,832,691
ServiceNow, Inc.(a)	155,095	24,971,846
Total		229,026,072
Technology Hardware, Storage & Peripherals 5.4%
Apple, Inc.	528,988	94,223,343
Total Information Technology		755,691,045
Materials 1.5%
Chemicals 1.5%
Eastman Chemical Co.	260,896	26,371,368
Total Materials		26,371,368
Real Estate 2.7%
Equity Real Estate Investment Trusts (REITS) 2.7%
American Tower Corp.	164,310	22,893,312
Equinix, Inc.	62,416	24,473,314
Total		47,366,626
Total Real Estate		47,366,626
Total Common Stocks (Cost $1,191,762,534)		1,731,342,769

The accompanying Notes to Financial Statements are an integral part of this statement.
8	Columbia Large Cap Growth Fund III | Annual Report 2018

Portfolio of Investments  (continued)
February 28, 2018
Money Market Funds 0.6%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 1.544%(b),(c)	10,205,483	10,204,462
Total Money Market Funds (Cost $10,204,462)		10,204,462
Total Investments (Cost: $1,201,966,996)		1,741,547,231
Other Assets & Liabilities, Net		(864,601)
Net Assets		1,740,682,630
Notes to Portfolio of Investments
(a)	Non-income producing investment.
(b)	The rate shown is the seven-day current annualized yield at February 28, 2018.
(c)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended February 28, 2018 are as follows:

Issuer	Beginning shares	Shares purchased	Shares sold	Ending shares	Realized gain (loss) — affiliated issuers ($)	Net change in unrealized appreciation (depreciation) — affiliated issuers ($)	Dividends — affiliated issuers ($)	Value — affiliated issuers at end of period ($)
Columbia Short-Term Cash Fund, 1.544%
	7,904,233	468,608,388	(466,307,138)	10,205,483	(1,518)	—	172,687	10,204,462
Abbreviation Legend
ADR	American Depositary Receipt
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
¦	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
¦	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
¦	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Certain investments that have been measured at fair value using the net asset value (NAV) per share (or its equivalent) are not categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to reconcile the fair value hierarchy to the amounts presented in the Portfolio of Investments. The Columbia Short-Term Cash Fund seeks to provide shareholders with maximum current income consistent with liquidity and stability of principal. Columbia Short-Term Cash Fund prices its shares with a floating NAV and no longer seeks to maintain a stable NAV.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Large Cap Growth Fund III | Annual Report 2018	9

Portfolio of Investments  (continued)
February 28, 2018
Fair value measurements  (continued)
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.
The following table is a summary of the inputs used to value the Fund’s investments at February 28, 2018:
	Level 1 quoted prices in active markets for identical assets ($)	Level 2 other significant observable inputs ($)	Level 3 significant unobservable inputs ($)	Investments measured at net asset value ($)	Total ($)
Investments
Common Stocks
Consumer Discretionary	292,676,713	—	—	—	292,676,713
Consumer Staples	101,933,070	—	—	—	101,933,070
Energy	22,599,584	—	—	—	22,599,584
Financials	75,618,741	—	—	—	75,618,741
Health Care	232,829,907	—	—	—	232,829,907
Industrials	176,255,715	—	—	—	176,255,715
Information Technology	755,691,045	—	—	—	755,691,045
Materials	26,371,368	—	—	—	26,371,368
Real Estate	47,366,626	—	—	—	47,366,626
Total Common Stocks	1,731,342,769	—	—	—	1,731,342,769
Money Market Funds	—	—	—	10,204,462	10,204,462
Total Investments	1,731,342,769	—	—	10,204,462	1,741,547,231
See the Portfolio of Investments for all investment classifications not indicated in the table.
There were no transfers of financial assets between levels during the period.
The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Large Cap Growth Fund III | Annual Report 2018

Statement of Assets and Liabilities
February 28, 2018
Assets
Investments in securities, at value
Unaffiliated issuers (cost $1,191,762,534)	$1,731,342,769
Affiliated issuers (cost $10,204,462)	10,204,462
Receivable for:
Investments sold	9,293,018
Capital shares sold	184,099
Dividends	1,387,628
Prepaid expenses	3,371
Total assets	1,752,415,347
Liabilities
Payable for:
Investments purchased	8,727,180
Capital shares purchased	2,150,579
Management services fees	33,998
Distribution and/or service fees	14,297
Transfer agent fees	193,543
Compensation of board members	513,427
Compensation of chief compliance officer	13
Other expenses	99,680
Total liabilities	11,732,717
Net assets applicable to outstanding capital stock	$1,740,682,630
Represented by
Paid in capital	1,130,250,080
Excess of distributions over net investment income	(511,055)
Accumulated net realized gain	71,363,370
Unrealized appreciation (depreciation) on:
Investments - unaffiliated issuers	539,580,235
Total - representing net assets applicable to outstanding capital stock	$1,740,682,630
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Large Cap Growth Fund III | Annual Report 2018	11

Statement of Assets and Liabilities  (continued)
February 28, 2018
Class A
Net assets	$850,411,384
Shares outstanding	46,406,098
Net asset value per share	$18.33
Maximum offering price per share(a)	$19.45
Advisor Class(b)
Net assets	$27,792,504
Shares outstanding	1,370,967
Net asset value per share	$20.27
Class C
Net assets	$291,220,747
Shares outstanding	22,163,382
Net asset value per share	$13.14
Institutional Class(c)
Net assets	$537,228,749
Shares outstanding	27,268,414
Net asset value per share	$19.70
Institutional 2 Class(d)
Net assets	$9,310,222
Shares outstanding	455,274
Net asset value per share	$20.45
Institutional 3 Class(e)
Net assets	$261,637
Shares outstanding	13,235
Net asset value per share	$19.77
Class R
Net assets	$24,453,109
Shares outstanding	1,323,726
Net asset value per share	$18.47
Class T(f)
Net assets	$4,278
Shares outstanding	231
Net asset value per share(g)	$18.51
Maximum offering price per share(h)	$18.98

(a)	The maximum offering price per share is calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge of 5.75% for Class A shares.
(b)	Prior to November 1, 2017, Advisor Class shares were known as Class R4 shares.
(c)	Prior to November 1, 2017, Institutional Class shares were known as Class Z shares.
(d)	Prior to November 1, 2017, Institutional 2 Class shares were known as Class R5 shares.
(e)	Prior to November 1, 2017, Institutional 3 Class shares were known as Class Y shares.
(f)	Prior to March 27, 2017, Class T shares were known as Class W shares.
(g)	Net asset value per share rounds to this amount due to fractional shares outstanding.
(h)	The maximum offering price per share is calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge of 2.50% per transaction for Class T shares.
The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Large Cap Growth Fund III | Annual Report 2018

Statement of Operations
Year Ended February 28, 2018
Net investment income
Income:
Dividends — unaffiliated issuers	$18,555,369
Dividends — affiliated issuers	172,687
Total income	18,728,056
Expenses:
Management services fees	12,456,364
Distribution and/or service fees
Class A	2,085,602
Class B(a)	3,092
Class C	3,342,740
Class R	129,182
Class T(b)	10
Transfer agent fees
Class A	1,123,568
Advisor Class(c)	35,673
Class B(a)	439
Class C	452,586
Institutional Class(d)	724,427
Institutional 2 Class(e)	5,475
Institutional 3 Class(f)	24
Class R	34,901
Class T(b)	4
Compensation of board members	121,659
Custodian fees	13,156
Printing and postage fees	171,702
Registration fees	122,779
Audit fees	33,883
Legal fees	22,024
Compensation of chief compliance officer	171
Other	82,023
Total expenses	20,961,484
Expense reduction	(2,423)
Total net expenses	20,959,061
Net investment loss	(2,231,005)
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	162,531,627
Investments — affiliated issuers	(1,518)
Net realized gain	162,530,109
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	213,458,299
Net change in unrealized appreciation (depreciation)	213,458,299
Net realized and unrealized gain	375,988,408
Net increase in net assets resulting from operations	$373,757,403

(a)	Effective July 17, 2017, Class B shares were automatically converted to Class A shares.
(b)	Prior to March 27, 2017, Class T shares were known as Class W shares.
(c)	Prior to November 1, 2017, Advisor Class shares were known as Class R4 shares.
(d)	Prior to November 1, 2017, Institutional Class shares were known as Class Z shares.
(e)	Prior to November 1, 2017, Institutional 2 Class shares were known as Class R5 shares.
(f)	Prior to November 1, 2017, Institutional 3 Class shares were known as Class Y shares.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Large Cap Growth Fund III | Annual Report 2018	13

Statement of Changes in Net Assets
	Year Ended February 28, 2018	Year Ended February 28, 2017 (a),(b)
Operations
Net investment loss	$(2,231,005)	$(33,716)
Net realized gain	162,530,109	50,807,178
Net change in unrealized appreciation (depreciation)	213,458,299	174,919,902
Net increase in net assets resulting from operations	373,757,403	225,693,364
Distributions to shareholders
Net realized gains
Class A	(49,624,039)	(47,042,172)
Advisor Class(c)	(1,562,635)	(409,278)
Class B(d)	(3,487)	(245,574)
Class C	(22,995,937)	(25,947,104)
Class I(e)	—	(251)
Institutional Class(f)	(30,288,033)	(16,329,165)
Institutional 2 Class(g)	(501,076)	(550,070)
Institutional 3 Class(h)	(11,526)	—
Class R	(1,428,198)	(196,090)
Class T(i)	(246)	(29)
Total distributions to shareholders	(106,415,177)	(90,719,733)
Increase (decrease) in net assets from capital stock activity	(305,319,083)	999,362,872
Total increase (decrease) in net assets	(37,976,857)	1,134,336,503
Net assets at beginning of year	1,778,659,487	644,322,984
Net assets at end of year	$1,740,682,630	$1,778,659,487
Excess of distributions over net investment income	$(511,055)	$(695,724)

(a)	Class R shares are based on operations from October 26, 2016 (commencement of operations) through the stated period end.
(b)	Class T shares are based on operations from October 26, 2016 (commencement of operations) through the stated period end.
(c)	Prior to November 1, 2017, Advisor Class shares were known as Class R4 shares.
(d)	Effective July 17, 2017, Class B shares were automatically converted to Class A shares.
(e)	Effective March 27, 2017, Class I shares were redeemed or exchanged for Institutional 3 Class shares.
(f)	Prior to November 1, 2017, Institutional Class shares were known as Class Z shares.
(g)	Prior to November 1, 2017, Institutional 2 Class shares were known as Class R5 shares.
(h)	Prior to November 1, 2017, Institutional 3 Class shares were known as Class Y shares.
(i)	Prior to March 27, 2017, Class T shares were known as Class W shares.
The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia Large Cap Growth Fund III | Annual Report 2018

Statement of Changes in Net Assets   (continued)
	Year Ended		Year Ended
	February 28, 2018		February 28, 2017 (a),(b)
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A(c)
Subscriptions (d)	8,252,408	141,623,544	2,031,189	29,643,851
Fund reorganization	—	—	37,488,922	542,761,159
Distributions reinvested	1,816,753	31,294,882	2,142,158	30,334,992
Redemptions	(17,034,675)	(287,355,794)	(12,228,776)	(183,704,837)
Net increase (decrease)	(6,965,514)	(114,437,368)	29,433,493	419,035,165
Advisor Class(e)
Subscriptions	435,299	8,483,157	137,292	2,255,290
Fund reorganization	—	—	1,446,760	22,990,666
Distributions reinvested	82,040	1,562,404	26,085	409,022
Redemptions	(557,295)	(10,832,272)	(410,037)	(6,737,338)
Net increase (decrease)	(39,956)	(786,711)	1,200,100	18,917,640
Class B(c)
Subscriptions	66	810	9,733	101,002
Fund reorganization	—	—	271,172	2,872,181
Distributions reinvested	195	2,395	12,667	131,594
Redemptions (d)	(162,904)	(1,924,751)	(295,465)	(3,286,747)
Net decrease	(162,643)	(1,921,546)	(1,893)	(181,970)
Class C
Subscriptions	377,543	4,728,914	1,265,643	13,434,091
Fund reorganization	—	—	30,052,755	321,908,822
Distributions reinvested	1,666,979	20,693,954	1,337,397	14,052,374
Redemptions	(16,712,020)	(208,884,917)	(8,723,824)	(97,262,884)
Net increase (decrease)	(14,667,498)	(183,462,049)	23,931,971	252,132,403
Class I(f)
Fund reorganization	—	—	95	1,488
Redemptions	(216)	(3,702)	—	—
Net increase (decrease)	(216)	(3,702)	95	1,488
Institutional Class(g)
Subscriptions	8,460,839	148,682,510	2,286,902	36,484,373
Fund reorganization	—	—	25,032,233	387,279,104
Distributions reinvested	1,327,188	24,557,731	759,229	11,506,932
Redemptions	(9,294,465)	(171,663,861)	(9,538,590)	(152,769,008)
Net increase	493,562	1,576,380	18,539,774	282,501,401
Institutional 2 Class(h)
Subscriptions	210,162	4,028,048	69,828	1,148,004
Fund reorganization	—	—	341,216	5,464,112
Distributions reinvested	26,093	500,844	35,214	549,810
Redemptions	(270,080)	(5,216,944)	(261,224)	(4,286,097)
Net increase (decrease)	(33,825)	(688,052)	185,034	2,875,829
Institutional 3 Class(f),(i)
Subscriptions	12,679	236,220	—	—
Distributions reinvested	610	11,364	—	—
Redemptions	(54)	(1,039)	—	—
Net increase	13,235	246,545	—	—
Class R
Subscriptions	167,250	2,914,861	74,032	1,108,240
Fund reorganization	—	—	1,945,387	28,416,654
Distributions reinvested	75,758	1,315,564	12,237	180,746
Redemptions	(575,295)	(10,073,005)	(375,643)	(5,628,093)
Net increase (decrease)	(332,287)	(5,842,580)	1,656,013	24,077,547
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Large Cap Growth Fund III | Annual Report 2018	15

Statement of Changes in Net Assets   (continued)
	Year Ended		Year Ended
	February 28, 2018		February 28, 2017 (a),(b)
	Shares	Dollars ($)	Shares	Dollars ($)
Class T(j)
Subscriptions	—	—	170	2,499
Fund reorganization	—	—	102	1,485
Redemptions	—	—	(41)	(615)
Net increase	—	—	231	3,369
Total net increase (decrease)	(21,695,142)	(305,319,083)	74,944,818	999,362,872

(a)	Class R shares are based on operations from October 26, 2016 (commencement of operations) through the stated period end.
(b)	Class T shares are based on operations from October 26, 2016 (commencement of operations) through the stated period end.
(c)	Effective July 17, 2017, Class B shares were automatically converted to Class A shares.
(d)	Includes conversions of Class B shares to Class A shares, if any.
(e)	Prior to November 1, 2017, Advisor Class shares were known as Class R4 shares.
(f)	Effective March 27, 2017, Class I shares were redeemed or exchanged for Institutional 3 Class shares.
(g)	Prior to November 1, 2017, Institutional Class shares were known as Class Z shares.
(h)	Prior to November 1, 2017, Institutional 2 Class shares were known as Class R5 shares.
(i)	Prior to November 1, 2017, Institutional 3 Class shares were known as Class Y shares.
(j)	Prior to March 27, 2017, Class T shares were known as Class W shares.
The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia Large Cap Growth Fund III | Annual Report 2018

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Columbia Large Cap Growth Fund III | Annual Report 2018	17

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
Year ended	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net realized gains
Class A
2/28/2018	$15.74	(0.01)	3.66	3.65	(1.06)
2/28/2017	$14.87	0.02	2.84	2.86	(1.99)
2/29/2016	$20.50	(0.09)	(1.73)	(1.82)	(3.81)
2/28/2015	$21.22	(0.05)	2.41	2.36	(3.08)
2/28/2014	$20.84	(0.02)	6.50	6.48	(6.10)
Advisor Class(f)
2/28/2018	$17.30	0.03	4.03	4.06	(1.09)
2/28/2017	$16.13	0.06	3.10	3.16	(1.99)
2/29/2016	$21.88	(0.05)	(1.89)	(1.94)	(3.81)
2/28/2015	$22.42	0.01	2.57	2.58	(3.12)
2/28/2014	$21.72	0.00 (g)	6.84	6.84	(6.14)
Class C
2/28/2018	$11.58	(0.10)	2.66	2.56	(1.00)
2/28/2017	$11.51	(0.07)	2.13	2.06	(1.99)
2/29/2016	$16.81	(0.18)	(1.34)	(1.52)	(3.78)
2/28/2015	$17.94	(0.16)	1.99	1.83	(2.96)
2/28/2014	$18.42	(0.16)	5.64	5.48	(5.96)
Institutional Class(h)
2/28/2018	$16.84	0.03	3.92	3.95	(1.09)
2/28/2017	$15.74	0.06	3.03	3.09	(1.99)
2/29/2016	$21.44	(0.04)	(1.85)	(1.89)	(3.81)
2/28/2015	$22.04	0.01	2.51	2.52	(3.12)
2/28/2014	$21.44	0.04	6.70	6.74	(6.14)
Institutional 2 Class(i)
2/28/2018	$17.44	0.05	4.06	4.11	(1.10)
2/28/2017	$16.23	0.08	3.12	3.20	(1.99)
2/29/2016	$21.96	(0.01)	(1.90)	(1.91)	(3.82)
2/28/2015	$22.49	0.04	2.58	2.62	(3.15)
2/28/2014 (j)	$25.48	(0.00) (g)	1.77	1.77	(4.76)
Institutional 3 Class(l)
2/28/2018 (m)	$17.10	0.04	3.74	3.78	(1.11)
The accompanying Notes to Financial Statements are an integral part of this statement.
18	Columbia Large Cap Growth Fund III | Annual Report 2018

Total distributions to shareholders	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)

(1.06)	$18.33	23.65%	1.12%	1.12% (c)	(0.07%)	37%	$850,411
(1.99)	$15.74	20.85%	1.18% (d)	1.17% (c),(d)	0.11%	29%	$840,034
(3.81)	$14.87	(11.07%)	1.24% (e)	1.22% (c),(e)	(0.46%)	102%	$356,035
(3.08)	$20.50	12.29%	1.22% (e)	1.22% (c),(e)	(0.23%)	53%	$543,323
(6.10)	$21.22	34.77%	1.21% (e)	1.21% (c),(e)	(0.07%)	95%	$598,791

(1.09)	$20.27	23.93%	0.87%	0.87% (c)	0.18%	37%	$27,793
(1.99)	$17.30	21.11%	0.92% (d)	0.92% (c),(d)	0.32%	29%	$24,411
(3.81)	$16.13	(10.88%)	0.98% (e)	0.97% (c),(e)	(0.23%)	102%	$3,401
(3.12)	$21.88	12.64%	0.98% (e)	0.97% (c),(e)	0.03%	53%	$18,848
(6.14)	$22.42	35.07%	0.97% (e)	0.97% (c),(e)	0.02%	95%	$5,255

(1.00)	$13.14	22.74%	1.87%	1.87% (c)	(0.79%)	37%	$291,221
(1.99)	$11.58	19.89%	1.91% (d)	1.91% (c),(d)	(0.63%)	29%	$426,640
(3.78)	$11.51	(11.70%)	1.99% (e)	1.97% (c),(e)	(1.21%)	102%	$148,420
(2.96)	$16.81	11.47%	1.97% (e)	1.97% (c),(e)	(0.98%)	53%	$227,979
(5.96)	$17.94	33.75%	1.96% (e)	1.96% (c),(e)	(0.85%)	95%	$246,747

(1.09)	$19.70	23.93%	0.87%	0.87% (c)	0.19%	37%	$537,229
(1.99)	$16.84	21.19%	0.90% (d)	0.90% (c),(d)	0.37%	29%	$450,897
(3.81)	$15.74	(10.87%)	0.98% (e)	0.97% (c),(e)	(0.22%)	102%	$129,655
(3.12)	$21.44	12.59%	0.98% (e)	0.97% (c),(e)	0.03%	53%	$285,397
(6.14)	$22.04	35.08%	0.96% (e)	0.96% (c),(e)	0.16%	95%	$289,882

(1.10)	$20.45	24.04%	0.80%	0.80%	0.26%	37%	$9,310
(1.99)	$17.44	21.23%	0.83% (d)	0.83% (d)	0.46%	29%	$8,530
(3.82)	$16.23	(10.72%)	0.83% (e)	0.83% (e)	(0.07%)	102%	$4,934
(3.15)	$21.96	12.77%	0.82% (e)	0.82% (e)	0.17%	53%	$8,682
(4.76)	$22.49	8.59%	0.81% (e),(k)	0.81% (e),(k)	(0.02%) (k)	95%	$6,220

(1.11)	$19.77	22.55%	0.76%	0.76%	0.19%	37%	$262
Columbia Large Cap Growth Fund III | Annual Report 2018	19

Financial Highlights  (continued)
Year ended	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net realized gains
Class R
2/28/2018	$15.87	(0.05)	3.67	3.62	(1.02)
2/28/2017 (n)	$14.69	(0.01)	1.30	1.29	(0.11)
Class T(o)
2/28/2018	$15.89	(0.00) (g)	3.69	3.69	(1.07)
2/28/2017 (p)	$14.69	0.01	1.30	1.31	(0.11)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	The benefits derived from expense reductions had an impact of less than 0.01%.
(d)	Expenses have been reduced due to a reimbursement of expenses overbilled by a third party. If the reimbursement had been excluded, the expense ratios would have been higher by the percentages shown for each class in the table below. All fee waivers and expense reimbursements by the Investment Manager and its affiliates were applied before giving effect to this third party reimbursement.

Year ended	Class A	Advisor Class	Class C	Institutional Class	Institutional 2 Class
02/28/2017	0.01%	0.01%	0.01%	0.01%	0.01%

(e)	Ratios include line of credit interest expense which is less than 0.01%.
(f)	Prior to November 1, 2017, Advisor Class shares were known as Class R4 shares.
(g)	Rounds to zero.
(h)	Prior to November 1, 2017, Institutional Class shares were known as Class Z shares.
(i)	Prior to November 1, 2017, Institutional 2 Class shares were known as Class R5 shares.
(j)	Institutional 2 Class shares commenced operations on December 11, 2013. Per share data and total return reflect activity from that date.
(k)	Annualized.
(l)	Prior to November 1, 2017, Institutional 3 Class shares were known as Class Y shares.
(m)	Institutional 3 Class shares commenced operations on March 1, 2017. Per share data and total return reflect activity from that date.
(n)	Class R shares commenced operations on October 26, 2016. Per share data and total return reflect activity from that date.
(o)	Prior to March 27, 2017, Class T shares were known as Class W shares.
(p)	Class T shares commenced operations on October 26, 2016. Per share data and total return reflect activity from that date.
The accompanying Notes to Financial Statements are an integral part of this statement.
20	Columbia Large Cap Growth Fund III | Annual Report 2018

Total distributions to shareholders	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)

(1.02)	$18.47	23.28%	1.37%	1.37% (c)	(0.31%)	37%	$24,453
(0.11)	$15.87	8.81%	1.35% (k)	1.35% (c),(k)	(0.14%) (k)	29%	$26,278

(1.07)	$18.51	23.68%	1.12%	1.12% (c)	(0.01%)	37%	$4
(0.11)	$15.89	8.95%	1.06% (k)	1.06% (c),(k)	0.14% (k)	29%	$4
Columbia Large Cap Growth Fund III | Annual Report 2018	21

Notes to Financial Statements
February 28, 2018
Note 1. Organization
Columbia Large Cap Growth Fund III (the Fund), a series of Columbia Funds Series Trust (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware statutory trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense and sales charge structure. The Fund offers each of the share classes identified below.
Class A shares are subject to a maximum front-end sales charge of 5.75% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months after purchase, charged as follows: 1.00% CDSC if redeemed within 12 months after purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.
Advisor Class shares are not subject to sales charges and are generally available only to omnibus retirement plans and certain investors as described in the Fund’s prospectus. Prior to November 1, 2017, Advisor Class shares were known as Class R4 shares.
Class B shares of the Fund are no longer offered for sale. When available, Class B shares were subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Effective July 17, 2017, Class B shares were automatically converted to Class A shares without a CDSC. On August 4, 2017, the capital owned by Columbia Management Investment Advisers, LLC in Class B shares was redeemed without a CDSC.
Class C shares are subject to a 1.00% CDSC on shares redeemed within 12 months after purchase.
Class I shares of the Fund are no longer offered for sale. When available, Class I shares were not subject to sales charges, and were made available only to the Columbia Family of Funds. On March 27, 2017, Class I shares were redeemed or exchanged for Class Y shares (currently known as Institutional 3 Class shares) of the Fund in a tax free transaction that had no impact on the fees and expenses paid by shareholders.
Institutional Class shares are not subject to sales charges and are generally available only to eligible investors, which are subject to different investment minimums as described in the Fund’s prospectus. Prior to November 1, 2017, Institutional Class shares were known as Class Z shares.
Institutional 2 Class shares are not subject to sales charges and are generally available only to investors purchasing through authorized investment professionals and omnibus retirement plans as described in the Fund’s prospectus. Prior to November 1, 2017, Institutional 2 Class shares were known as Class R5 shares.
Institutional 3 Class shares are not subject to sales charges and are available to institutional and certain other investors as described in the Fund’s prospectus. Institutional 3 Class shares commenced operations on March 1, 2017. Prior to November 1, 2017, Institutional 3 Class shares were known as Class Y shares.
Class R shares are not subject to sales charges and are generally available only to certain retirement plans and other investors as described in the Fund’s prospectus.
Class T shares are subject to a maximum front-end sales charge of 2.50% per transaction and must be purchased through financial intermediaries that, by written agreement with Columbia Management Investment Distributors, Inc., are specifically authorized to sell Class T shares. Prior to March 27, 2017, Class T shares were known as Class W shares, were not subject to sales charges, and were generally available only to investors purchasing through authorized investment programs managed by investment professionals, including discretionary managed accounts.
22	Columbia Large Cap Growth Fund III | Annual Report 2018

Notes to Financial Statements  (continued)
February 28, 2018
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
All equity securities are valued at the close of business of the New York Stock Exchange. Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.
Foreign equity securities are valued based on the closing price on the foreign exchange in which such securities are primarily traded. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board of Trustees, including, if available, utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. The fair value of a security is likely to be different from the quoted or published price, if available.
Investments in open-end investment companies, including money market funds, are valued at their latest net asset value.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Columbia Large Cap Growth Fund III | Annual Report 2018	23

Notes to Financial Statements  (continued)
February 28, 2018
Income recognition
Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information on the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by the Fund’s management. Management’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company net taxable income and net capital gains, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its ordinary income, capital gains net income and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Distributions to shareholders
Distributions from net investment income, if any, are declared and paid semi-annually. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Recent accounting pronouncement
Accounting Standards Update 2017-08 Premium Amortization on Purchased Callable Debt Securities
In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2017-08 Premium Amortization on Purchased Callable Debt Securities. ASU No. 2017-08 updates the accounting standards to shorten the amortization period for certain purchased callable debt securities, held at a premium, to be amortized to the earliest call date.
24	Columbia Large Cap Growth Fund III | Annual Report 2018

Notes to Financial Statements  (continued)
February 28, 2018
The update applies to securities with explicit, noncontingent call features that are callable at fixed prices and on preset dates. The standard is effective for annual periods beginning after December 15, 2018 and interim periods within those fiscal years. At this time, management is evaluating the implication of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.77% to 0.57% as the Fund’s net assets increase. The effective management services fee rate for the year ended February 28, 2018 was 0.70% of the Fund’s average daily net assets.
Other expenses
Other expenses are for, among other things, miscellaneous expenses of the Fund or the Board of Trustees, including payments to Board Services Corp., a company that dissolved on August 25, 2017, which had provided limited administrative services to the Fund and the Board of Trustees. That company’s expenses included boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. For the year ended February 28, 2018, other expenses paid by the Fund to this company were $1,884.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan. All amounts payable under the Plan constitute a general unsecured obligation of the Fund.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated funds governed by the Board of Trustees, based on relative net assets.
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with DST Asset Manager Solutions, Inc. (DST) to serve as sub-transfer agent. The Transfer Agent pays the fees of DST for services as sub-transfer agent and DST is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
Columbia Large Cap Growth Fund III | Annual Report 2018	25

Notes to Financial Statements  (continued)
February 28, 2018
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Effective August 1, 2017, total transfer agency fees for Institutional 2 Class and Institutional 3 Class shares are subject to an annual limitation of not more than 0.07% and 0.02%, respectively, of the average daily net assets attributable to each share class. Prior to August 1, 2017, these limitations were 0.075% for Institutional 2 Class shares and 0.025% for Institutional 3 Class shares.
For the year ended February 28, 2018, the Fund’s effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:
Effective rate (%)
Class A	0.13
Advisor Class	0.13
Class B	0.06 (a),(b)
Class C	0.14
Institutional Class	0.13
Institutional 2 Class	0.06
Institutional 3 Class	0.02
Class R	0.14
Class T	0.13

(a)	Effective July 17, 2017, Class B shares were automatically converted to Class A shares.
(b)	Unannualized.
An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended February 28, 2018, these minimum account balance fees reduced total expenses of the Fund by $2,423.
Distribution and service fees
The Fund has entered into an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. The Board of Trustees has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) applicable to certain share classes, which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.
Under the Plans, the Fund pays a monthly combined distribution and service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A shares of the Fund. Also under the Plans, the Fund pays a monthly service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class B, Class C and Class T shares of the Fund and a monthly distribution fee to the Distributor at the maximum annual rates of 0.75%, 0.75%, 0.50% and 0.25% of the average daily net assets attributable to Class B, Class C, Class R and Class T shares of the Fund, respectively. As a result of all Class B shares of the Fund being redeemed or converted to Class A shares, August 4, 2017 was the last day the Fund paid a distribution and service fee for Class B shares.
Although the Fund may pay a distribution fee up to 0.25% of the Fund’s average daily net assets attributable to Class T shares and a service fee of up to 0.25% of the Fund’s average daily net assets attributable to Class T shares, the aggregate fee shall not exceed 0.25% of the Fund’s average daily net assets attributable to Class T shares.
The amount of distribution and shareholder services expenses incurred by the Distributor and not yet reimbursed (unreimbursed expense) was approximately $734,000 for Class C shares. This amount is based on the most recent information available as of December 31, 2017, and may be recovered from future payments under the distribution plan or CDSCs. To the extent the unreimbursed expense has been fully recovered, the distribution and/or shareholder services fee is reduced.
26	Columbia Large Cap Growth Fund III | Annual Report 2018

Notes to Financial Statements  (continued)
February 28, 2018
Sales charges (unaudited)
Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares for the year ended February 28, 2018, if any, are listed below:
Amount ($)
Class A	95,078
Class C	2,997
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the class’ average daily net assets:
	July 1, 2017 through June 30, 2018	Prior to July 1, 2017
Class A	1.17%	1.17%
Advisor Class	0.92	0.92
Class C	1.92	1.92
Institutional Class	0.92	0.92
Institutional 2 Class	0.895	0.83
Institutional 3 Class	0.845	0.78
Class R	1.42	1.42
Class T	1.17	1.17
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At February 28, 2018, these differences were primarily due to differing treatment for deferral/reversal of wash sale losses, trustees’ deferred compensation and net operating loss reclassification. To the extent these differences were permanent, reclassifications were made among the components of the Fund’s net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications.
In the Statement of Assets and Liabilities the following reclassifications were made:
Excess of distributions over net investment income ($)	Accumulated net realized gain ($)	Paid in capital ($)
2,415,674	(2,415,674)	—
Columbia Large Cap Growth Fund III | Annual Report 2018	27

Notes to Financial Statements  (continued)
February 28, 2018
Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.
The tax character of distributions paid during the years indicated was as follows:
February 28, 2018			February 28, 2017
Ordinary income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Long-term capital gains ($)	Total ($)
5,100,306	101,314,871	106,415,177	—	90,719,733	90,719,733
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
At February 28, 2018, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized appreciation ($)
1,490,192	71,952,672	—	537,500,741
At February 28, 2018, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized appreciation ($)
1,204,046,490	570,027,568	(32,526,827)	537,500,741
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
The following capital loss carryforwards, determined at February 28, 2018, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code. Capital loss carryforwards with no expiration are required to be utilized prior to any capital losses which carry an expiration date. As a result of this ordering rule, capital loss carryforwards which carry an expiration date may be more likely to expire unused. In addition, for the year ended February 28, 2018, capital loss carryforwards utilized, expired unused and permanently lost, if any, were as follows:
2019 ($)	No expiration short-term ($)	No expiration long-term ($)	Total ($)	Utilized ($)	Expired ($)	Permanently lost ($)
—	—	—	—	516,032	—	—
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $643,255,172 and $1,062,362,373, respectively, for the year ended February 28, 2018. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate
28	Columbia Large Cap Growth Fund III | Annual Report 2018

Notes to Financial Statements  (continued)
February 28, 2018
share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 7. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations.
The Fund had no borrowings during the year ended February 28, 2018.
Note 8. Fund reorganization
At the close of business on October 28, 2016, the Fund acquired the assets and assumed the identified liabilities of Columbia Large Cap Growth Fund II and Columbia Large Cap Growth Fund V, each a series of Columbia Funds Series Trust (the Acquired Funds). The reorganization was completed after the Board of Trustees of the Acquired Funds approved a plan of reorganization at a meeting held on September 12-14, 2016. The purpose of the transaction was to combine three funds managed by the Investment Manager with comparable investment objectives and strategies.
The aggregate net assets of the Fund immediately before the reorganization were $555,978,083 and the combined net assets immediately after the reorganization were $1,867,673,754.
The reorganization was accomplished by a tax-free exchange of 33,337,606 shares of Columbia Large Cap Growth Fund II valued at $656,067,870 (including $41,222,134 of unrealized appreciation) and 47,796,834 shares of Columbia Large Cap Growth Fund V valued at $655,627,801 (including $89,691,806 of unrealized appreciation).
In exchange for the Acquired Funds’ shares, the Fund issued the following number of shares:
Shares
Class A	37,488,922
Advisor Class	1,446,760
Class B	271,172
Class C	30,052,755
Class I	95
Institutional Class	25,032,233
Institutional 2 Class	341,216
Class R	1,945,387
Class T	102
For financial reporting purposes, net assets received and shares issued by the Fund were recorded at fair value; however, the Acquired Funds’ cost of investments was carried forward.
The financial statements reflect the operations of the Fund for the period prior to the reorganization and the combined fund for the period subsequent to the reorganization. Because the combined investment portfolios have been managed as a single integrated portfolio since the reorganization was completed, it is not practicable to separate the amounts of revenue and earnings of the Acquired Funds that have been included in the combined Fund’s Statement of Operations since the reorganization was completed.
Columbia Large Cap Growth Fund III | Annual Report 2018	29

Notes to Financial Statements  (continued)
February 28, 2018
Assuming the reorganization had been completed on March 1, 2016, the Fund’s pro-forma net investment income, net gain on investments, net change in unrealized appreciation and net increase in net assets from operations for the year ended February 28, 2017 would have been approximately $2.4 million, $109.0 million, $276.3 million and $387.6 million, respectively.
Note 9. Significant risks
Shareholder concentration risk
At February 28, 2018, one unaffiliated shareholder of record owned 24.9% of the outstanding shares of the Fund in one or more accounts. The Fund has no knowledge about whether any portion of those shares was owned beneficially. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Technology and technology-related investment risk
The Fund may be more susceptible to the particular risks that may affect companies in the information technology sector, as well as other technology-related sectors (collectively, the technology sectors) than if it were invested in a wider variety of companies in unrelated sectors. Companies in the technology sectors are subject to certain risks, including the risk that new services, equipment or technologies will not be accepted by consumers and businesses or will become rapidly obsolete. Performance of such companies may be affected by factors including obtaining and protecting patents (or the failure to do so) and significant competitive pressures, including aggressive pricing of their products or services, new market entrants, competition for market share and short product cycles due to an accelerated rate of technological developments. Such competitive pressures may lead to limited earnings and/or falling profit margins. As a result, the value of their securities may fall or fail to rise. In addition, many technology sector companies have limited operating histories and prices of these companies’ securities historically have been more volatile than other securities, especially over the short term.
Note 10. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 11. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.
30	Columbia Large Cap Growth Fund III | Annual Report 2018

Report of Independent Registered Public Accounting Firm
To the Trustees of Columbia Funds Series Trust and Shareholders of Columbia Large Cap Growth Fund III
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Large Cap Growth Fund III (one of the funds constituting Columbia Funds Series Trust, referred to hereafter as the "Fund") as of February 28, 2018, the related statement of operations for the year ended February 28, 2018, the statement of changes in net assets for each of the two years in the period ended February 28, 2018, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of February 28, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended February 28, 2018 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of February 28, 2018 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
April 20, 2018
We have served as auditors of one or more investment companies within the Columbia Funds Complex since 1977.
Columbia Large Cap Growth Fund III | Annual Report 2018	31

Federal Income Tax Information
(Unaudited)
The Fund hereby designates the following tax attributes for the fiscal year ended February 28, 2018. Shareholders will be notified in early 2019 of the amounts for use in preparing 2018 income tax returns.
Qualified dividend income	Dividends received deduction	Capital gain dividend
100.00%	100.00%	$160,393,804
Qualified dividend income. For taxable, non-corporate shareholders, the percentage of ordinary income distributed during the fiscal year that represents qualified dividend income subject to reduced tax rates.
Dividends received deduction. The percentage of ordinary income distributed during the fiscal year that qualifies for the corporate dividends received deduction.
Capital gain dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period.
32	Columbia Large Cap Growth Fund III | Annual Report 2018

TRUSTEES AND OFFICERS
Shareholders elect the Board that oversees the Fund’s operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, Trustees not affiliated with the Investment Manager generally may serve through the end of the calendar year in which they reach either the mandatory retirement age established by the Board or the fifteenth anniversary of the first Columbia Funds Board meeting they attended as a member of the Board.
Independent trustees
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
George S. Batejan c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1953	Trustee since 1/17	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	125	Advisory Board Member, University of Colorado Business School since November 2015; former Chairman of the Board, NICSA (National Investment Company Services Association) (Executive Committee, Nominating Committee and Governance Committee), 2014-2016; former Director, Intech Investment Management, 2011- 2016; former Board Member, Metro Denver Chamber of Commerce, 2015-2016
Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; specializing in arbitration and mediation; Interim President and Chief Executive Officer, Blue Cross and Blue Shield of Minnesota (health care insurance) since February 2018; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees; Interim Chair, Minnesota Sports Facilities Authority, March 2017-July 2017	125	Trustee, BlueCross BlueShield of Minnesota since 2009 (Chair of the Business Development Committee, 2014-2017; Chair of the Governance Committee since 2017); Chair of the Robina Foundation since August 2013; former Member of the Board, Minnesota Sports Facilities Authority, January 2017-July 2017
Edward J. Boudreau, Jr. c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1944	Chair of the Board since 1/18; Trustee since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000; FINRA Industry Arbitrator, 2002-present; Chairman and Chief Executive Officer, John Hancock Investments (asset management), Chairman and Interested Trustee for open-end and closed-end funds offered by John Hancock, 1989-2000; John Hancock Mutual Life Insurance Company, including Senior Vice President and Treasurer and Senior Vice President Information Technology, 1968-1988	125	Former Trustee, Boston Museum of Science (Chair of Finance Committee) 1985-2013; former Trustee, BofA Funds Series Trust (11 funds), 2005-2011
Columbia Large Cap Growth Fund III | Annual Report 2018	33

TRUSTEES AND OFFICERS  (continued)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, Morgan Stanley, 1982-1991	125	Trustee, New York Presbyterian Hospital Board (Executive Committee and Chair of Human Resources Committee) since 1996; Director, Darien Rowayton Bank (Audit Committee) since 2017
William P. Carmichael c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1943	Trustee since 6/11 for RiverSource Funds and since 2003 for Nations Funds	Retired; Co-founder, The Succession Fund (provides exit strategies to owners of privately held companies), 1998-2007; Adjunct Professor of Finance, Kelley School of Business, Indiana University, 1993-2007; Senior Vice President, Sara Lee Corporation, 1991-1993; Senior Vice President and Chief Financial Officer, Beatrice Foods Company, 1984-1990; Vice President, Esmark, Inc., 1973-1984; Associate, Price Waterhouse, 1968-1972	125	Director, The Finish Line (athletic shoes and apparel) since July 2003; former Director, Cobra Electronics Corporation (electronic equipment manufacturer), 1994-August 2014; former Director, Spectrum Brands, Inc. (consumer products), 2002-2009; former Director, Simmons Company (bedding), 2004-2010; former Trustee, BofA Funds Series Trust (11 funds) 2003-2011; former Director, McMoRan Exploration Company (oil and gas exploration and development) 2010 - 2013; former Director, International Textile Corp., 2012-2016; former Director, hhgregg, 2015-2017
Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1950	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	125	Trustee, MA Taxpayers Foundation since 1997; Board of Directors, The MA Business Roundtable since 2003; Board of Governors, Innovation Institute, MA Technology Collaborative since 2010
Brian J. Gallagher c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 12/17	Retired; Partner with Deloitte & Touche LLP and its predecessors, 1977-2016	123	Trustee, Catholic Schools Foundation since 2004
Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1952	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Managing Director, Morgan Stanley, 1982-1989; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	125	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)
34	Columbia Large Cap Growth Fund III | Annual Report 2018

TRUSTEES AND OFFICERS  (continued)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
Minor M. Shaw c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1947	Trustee since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business), 1998-2011	125	Director, BlueCross BlueShield of South Carolina since April 2008; Director, National Association of Corporate Directors, Carolinas Chapter, since 2013; Board Chair, Hollingsworth Funds since 2016; Advisory Board member, Duke Energy Corp. since October 2016; Chair of the Duke Endowment; Chair of Greenville – Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011; former Director, Piedmont Natural Gas, 2004-2016
Sandra Yeager c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1964	Trustee since 12/17	Retired; President and founder, Hanoverian Capital, LLC (SEC registered investment advisor firm), 2008-2016	123	Director, NAPE Education Foundation since October 2016
Interested trustee not affiliated with Investment Manager*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships/ held by Trustee during the past five years
Anthony M. Santomero c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1946	Trustee since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President, Federal Reserve Bank of Philadelphia, 2000-2006, Professor of Finance, The Wharton School, University of Pennsylvania, 1972-2002	123	Trustee, Penn Mutual Life Insurance Company since March 2008; Director, Renaissance Reinsurance Ltd. since May 2008; Director, Citigroup Inc. since 2009; Director, Citibank, N.A. since 2009; former Trustee, BofA Funds Series Trust (11 funds), 2008-2011
*	Dr. Santomero is not an affiliated person of the Investment Manager or Ameriprise Financial. However, he is currently deemed by the Funds to be an “interested person” (as defined in the 1940 Act) of the Funds because he serves as a Director of Citigroup Inc. and Citibank, N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the Funds or accounts advised/managed by the Investment Manager.
Columbia Large Cap Growth Fund III | Annual Report 2018	35

TRUSTEES AND OFFICERS  (continued)
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Trusts and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
William F. Truscott c/o Columbia Management Investment Advisers, LLC 225 Franklin St. Boston, MA 02110 1960	Trustee since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002 for RiverSource Funds and since 5/10 for Nations Funds	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010 - September 2012); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006 - August 2012.	196	Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; former Director, Ameriprise Certificate Company, 2006-January 2013
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
Nations Funds refer to the Funds within the Columbia Funds Complex that historically bore the Nations brand and include series of Columbia Funds Series Trust. RiverSource Funds refer to the Funds within the Columbia Funds Complex that historically bore the RiverSource brand and include series of Columbia Funds Series Trust II.
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611, visiting investor.columbiathreadneedleus.com or contacting your financial intermediary.
36	Columbia Large Cap Growth Fund III | Annual Report 2018

TRUSTEES AND OFFICERS  (continued)
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Truscott, who is Senior Vice President, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds complex or a predecessor thereof	Principal occupation(s) during past five years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously, Vice President and Chief Counsel, January 2010 - December 2014; officer of Columbia Funds and affiliated funds since 2007.
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011), Chief Financial Officer (2009) and Chief Accounting Officer (2015)	Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; senior officer of Columbia Funds and affiliated funds since 2002.
Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Senior Vice President (2011) and Assistant Secretary (2008)	Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since January 2017 (previously Vice President and Lead Chief Counsel, November 2008 - January 2017 and January 2013 - January 2017, respectively; and Chief Counsel, January 2010 - January 2013); Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since May 2010.
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010.
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013 (previously Director and Global Chief Investment Officer, 2010 - 2013).
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Senior Vice President (2017), Chief Legal Officer (2017) and Secretary (2015)	Vice President and Group Counsel, Ameriprise Financial, Inc. since August 2011; officer of Columbia Funds and affiliated funds since 2005.
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)	Managing Director and Global Head of Operations, Columbia Management Investment Advisers, LLC since April 2016 (previously Managing Director and Chief Operating Officer, 2010 - 2016).
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
Columbia Large Cap Growth Fund III | Annual Report 2018	37

Additional information
The Fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting investor.columbiathreadneedleus.com; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting investor.columbiathreadneedleus.com, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit investor.columbiathreadneedleus.com or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
Fund investment manager
Columbia Management Investment Advisers, LLC
225 Franklin Street
Boston, MA 02110
Fund distributor
Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, MA 02110
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 8081
Boston, MA 02266-8081
38	Columbia Large Cap Growth Fund III | Annual Report 2018

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Columbia Large Cap Growth Fund III
P.O. Box 8081
Boston, MA 02266-8081

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
investor.columbiathreadneedleus.com. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved. Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110-2804
© 2018 Columbia Management Investment Advisers, LLC.
investor.columbiathreadneedleus.com
ANN186_02_H01_(04/18)

Annual Report
February 28, 2018
Columbia Select Global Growth Fund
Not FDIC Insured • No bank guarantee • May lose value

President’s Message
Dear Shareholders,
The year 2017 was an extraordinary year in the financial markets. The S&P 500 Index didn’t experience a single down month and returned over 20% during the 12-month period. The index continued this trend into January 2018, which marked the fastest start for the index ever. Low volatility, which had been a feature of the U.S. equity market for the last several years, along with the surge in the S&P 500 Index, seemingly drove investor sentiment to very high levels. This arguably set the stage for an overdue correction, which we witnessed in February 2018.
A return to volatility
There have been few periods of market upheaval such as were experienced in the first part of 2018. While investors were taken by surprise by the sudden and pronounced market swings, the return to some level of volatility actually marked a resumption of relatively normal market conditions. Having said that, it’s important to distinguish between a good technical correction where excess enthusiasm in the marketplace is being let out, versus a real change in the underlying fundamentals – things like an underperforming economy or weaker corporate earnings. Our view is that the recent market volatility falls into the former category, and the fundamentals remain strong. We’re continuing to see improvements in global economic activity, and we’re seeing corporate earnings expectations continue to rise – and not just because of tax reform.
Consistency is more important than ever
It’s important to keep in mind that when it comes to long-term investing, it’s the destination, not the journey that matters most. If you have a financial goal that you’ve worked out with your financial advisor, and you have a good asset allocation plan to reach it, it’s a question of sticking with your plan rather than become focused on near-term volatility. Bouts of volatility are normal. After all, it’s hard to cross the ocean without hitting an occasional rough patch. You need to focus on the destination.
One final thought. In weathering volatility, it’s the consistency of the return that is essential. Investors who chase higher returns are usually the first to sell when an investment goes through a bad patch, and they therefore don’t tend to benefit from the recovery. More disciplined investors who perhaps panic less or not at all during periods of volatility, tend to have improved long-term results and are more likely to reach their financial goals. Nothing is more important to us than making sure those who have entrusted us to protect and grow their assets are able to do what matters most to them.
Your success is our priority. Talk to your financial advisor about how working with Columbia Threadneedle Investments may help you position your portfolio for consistent, sustainable outcomes, no matter the market conditions.
Sincerely,
Christopher O. Petersen
President, Columbia Funds
The S&P 500 Index, an unmanaged index, measures the performance of 500 widely held, large-capitalization U.S. stocks and is frequently used as a general measure of market performance. Past performance is no guarantee of future results.
Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
© 2018 Columbia Management Investment Advisers, LLC. All rights reserved.
Columbia Select Global Growth Fund   |  Annual Report 2018

Columbia Select Global Growth Fund  |  Annual Report 2018

Fund at a Glance
Investment objective
Columbia Select Global Growth Fund (the Fund) seeks long-term growth of capital.
Portfolio management
Thomas Galvin, CFA
Lead Portfolio Manager
Managed Fund since 2015
Richard Carter
Portfolio Manager
Managed Fund since 2015
Todd Herget
Portfolio Manager
Managed Fund since 2015
Morningstar style boxTM
The Morningstar Style Box is based on a fund’s portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.
© 2018 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.
Average annual total returns (%) (for the period ended February 28, 2018)
		Inception	1 Year	5 Years	Life
Class A	Excluding sales charges	04/30/08	29.98	13.39	7.65
	Including sales charges		22.50	12.05	7.01
Advisor Class*		01/08/14	30.39	13.62	7.77
Class C	Excluding sales charges	04/30/08	29.13	12.55	6.86
	Including sales charges		28.13	12.55	6.86
Institutional Class		04/30/08	30.39	13.67	7.92
Institutional 2 Class*		01/08/14	30.47	13.69	7.80
Institutional 3 Class*		03/01/17	30.46	13.47	7.69
Class R		04/30/08	29.65	13.09	7.39
MSCI ACWI (Net)			18.79	10.07	5.32
MSCI ACWI Growth Index (Net)			24.81	11.76	6.47
Returns for Class A shares are shown with and without the maximum initial sales charge of 5.75%. Returns for Class C shares are shown with and without the 1.00% contingent deferred sales charge for the first year only. The Fund’s other share classes are not subject to sales charges and have limited eligibility. Effective November 1, 2017, Class R4, Class R5, Class Y and Class Z shares were renamed Advisor Class, Institutional 2 Class, Institutional 3 Class and Institutional Class shares, respectively. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each share class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting investor.columbiathreadneedleus.com or calling 800.345.6611.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. Since the Fund launched more than one class of shares at its inception, Class A shares were used. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit investor.columbiathreadneedleus.com/investment-products/mutual-funds/appended-performance for more information.
The MSCI ACWI (Net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The index consists of 46 country indices comprising 23 developed and 23 emerging market country indices.
The MSCI ACWI Growth Index (Net) captures large and mid-cap securities exhibiting overall growth style characteristics across 23 developed markets countries and 23 emerging markets countries. The growth investment style characteristics for index construction are defined using five variables: long-term forward EPS growth rate, short-term forward EPS growth rate, current internal growth rate and long-term historical EPS growth trend and long-term historical sales per share growth trend.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes (except the MSCI ACWI (Net) and the MSCI ACWI Growth Index (Net), which reflect reinvested dividends net of withholding taxes) or other expenses of investing. Securities in the Fund may not match those in an index.
2	Columbia Select Global Growth Fund | Annual Report 2018

Fund at a Glance   (continued)
Performance of a hypothetical $10,000 investment (April 30, 2008 — February 28, 2018)
The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Select Global Growth Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.
Top 10 holdings (%) (at February 28, 2018)
Booking Holdings, Inc. (United States)	3.1
Amazon.com, Inc. (United States)	3.0
ServiceNow, Inc. (United States)	2.9
Adobe Systems, Inc. (United States)	2.9
Metro Bank PLC (United Kingdom)	2.7
Salesforce.com, Inc. (United States)	2.7
New Oriental Education & Technology Group, Inc., ADR (China)	2.7
Ashtead Group PLC (United Kingdom)	2.6
Splunk, Inc. (United States)	2.6
Yandex NV, Class A (Russian Federation)	2.5
Percentages indicated are based upon total investments (excluding Money Market Funds).
For further detail about these holdings, please refer to the section entitled “Portfolio of Investments.”
Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.
Equity sector breakdown (%) (at February 28, 2018)
Consumer Discretionary	18.8
Consumer Staples	6.7
Energy	3.0
Financials	10.2
Health Care	13.5
Industrials	4.1
Information Technology	43.7
Total	100.0
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.

Columbia Select Global Growth Fund | Annual Report 2018	3

Fund at a Glance   (continued)
Country breakdown (%) (at February 28, 2018)
Argentina	2.3
Brazil	2.3
China	12.1
Denmark	1.5
Germany	2.5
India	4.0
Ireland	1.5
Japan	3.3
Netherlands	1.5
Russian Federation	2.5
Spain	1.7
Thailand	2.0
United Kingdom	5.3
United States	57.5
Total	100.0
Country breakdown is based primarily on issuer’s place of organization/incorporation. Percentages indicated are based upon total investments. The Fund’s portfolio composition is subject to change.
The Fund may use place of organization/incorporation or other factors in determining whether an issuer is domestic (U.S.) or foreign for purposes of its investment policies. At February 28, 2018, the Fund invested at least 40% of its net assets in foreign companies in accordance with its principal investment strategy.
4	Columbia Select Global Growth Fund | Annual Report 2018

Manager Discussion of Fund Performance
For the 12-month period that ended February 28, 2018, the Fund’s Class A shares returned 29.98% excluding sales charges. During the same time period, the Fund solidly outperformed both the MSCI ACWI (Net), which returned 18.79%, and the MSCI ACWI Growth Index (Net), which returned 24.81%, both measured in U.S. dollars. The Fund’s positioning in the information technology and consumer staples sectors were the biggest factors in its outperformance relative the MSCI ACWI.
Confident investors continued to drive global markets higher
Global equity markets enjoyed strong gains during the 12-month period that ended February 28, 2018, especially in the United States, Japan, Europe and the emerging markets. Robust returns were supported by positive corporate earnings and strong economic data, especially during the second half of the period, when global economic growth accelerated. Enhanced monetary and fiscal stimulus also boosted markets, which seemed unfazed by heightened geopolitical tensions. A rally in Asian equity markets, weakness in the U.S. dollar, global liquidity and a supportive macro outlook further underpinned global equity market inflows.
Virtually all major international equity markets posted double-digit returns in local currency. The S&P 500 Index rose 17.10%. International developed market equities and emerging market equities returned 20.13% and 30.51%, respectively, as measured by the MSCI EAFE Index (Net) and the MSCI Emerging Markets Index (Net), respectively.
While monetary policy remained accommodative outside the United States, the U.S. Federal Reserve (the Fed) raised the target range on its key short-term interest rate, the federal funds rate, three times in 2017. The Fed cited solid job and economic growth and progress toward its 2.0% inflation target. The federal funds rate target started the year at 0.75% - 1.00% and ended the year at 1.25% - 1.50%. Interest rates moved higher across all maturities. The 10-year Treasury benchmark closed the period at 2.87%.
Contributors and detractors
Positioning in the information technology and consumer staples sectors helped generate a significant performance advantage for the Fund relative to the MSCI ACWI (Net) for the 12-month period. Stock selection in the consumer discretionary sector was mixed and relative results from the sector were generally flat. The Fund did not keep pace in health care, as holdings in the biotechnology and equipment industries held back relative returns.
Within information technology, U.S. software firms ServiceNow and Adobe were relative outperformers. ServiceNow continued to execute well throughout the year, as the firm’s primary information technology service management (ITSM) business line performed well and new product adoption increased. Adobe shares moved higher as the firm continued to benefit from the digitization of content and marketing through strong adoption of creative cloud and experience cloud services. Early in the period, the Fund benefited from a position in Israel-based Mobileye (visual technology for driver assist/autonomous drive). The company announced that it had agreed to be acquired by Intel for roughly $15 billion, which sent Mobileye shares sharply higher. We took profits and exited the position. Within the internet software industry, Tencent, Alibaba and MercadoLibre were top contributors to Fund results. Chinese-based internet giant Tencent posted accelerating revenue growth throughout the period. Tencent continues to capture more user time through new forms of engagement and entertainment, as the company’s platform becomes more entrenched in the daily lives of its nearly one billion users. Besides offering mobile messaging and a dominant web portal, Tencent is a key enabler of the vibrant Chinese online mobile payment system. Alibaba meaningfully increased its revenue guidance based on expected strength from customer engagement and marketing through its ecommerce channels. The firm continued to benefit from accelerated growth from its AliCloud (cloud computing services). MercadoLibre continued to execute well with accelerated revenue growth, particularly in Brazil and Mexico. Positions in payment processing firms Wirecard (Germany) and Square (United States) were also notable contributors for the period.
In the consumer staples sector, performance was driven by positions in energy drink distributor Monster Beverage and a lack of exposure to the lagging tobacco industry. Monster Beverage shares rallied as the firm continued to execute on its domestic and international expansion efforts.
In the consumer discretionary sector, overall results were mixed. E-commerce leader Amazon and China-based New Oriental Education and Technology delivered strong returns. However, gains from both were offset by weaker results from Starbucks, cosmetic and fragrance retailer Ulta Beauty and Domino’s Pizza, all of which detracted from performance.
Columbia Select Global Growth Fund | Annual Report 2018	5

Manager Discussion of Fund Performance  (continued)
After a strong start to the period, biotechnology lagged the broader health care sector and the market. Fund positions in Shire, Intercept Pharmaceutical, Alexion Pharmaceuticals and Celgene, along with DexCom in the health care equipment and supplies industry, were notable detractors. Growth prospects for Ireland-based Shire changed relative to our expectations after the company reduced its 2020 revenue outlook and announced its intentions to separate into two business units with increased investment in the more mature, slower growing segment to enrich its strategic alternatives. Shire sold off late in the period and we sold the stock. Intercept Pharmaceuticals shares declined after the company informed prescribers that off-label dosing of Ocaliva, used to treat primary biliar cholangitis (PBC) resulted in liver injury within the sickest patients. Investor concern spiked on fears that prescription trends and the viability of the drug to treat nonalcoholic steatohepatitis (NASH) would deteriorate. Ultimately, we exited our position. Glucose monitoring device firm DexCom shares sold off after it was announced that competitor Abbott had received earlier-than-anticipated approval for its Libre device and other positive news. DexCom sold off dramatically. Given a significant change in the competitive environment, we exited our position. Alexion Pharmaceuticals, which specializes in rare orphan diseases, sold off sharply following changes to the executive team, which included the announcement that the interim CFO would depart in August 2017. However, Alexion rallied back as investors responded positively to the announcement of a new CFO. We maintained the Fund’s position and continue to believe that the company’s revenue growth has the potential to accelerate with Soliris, with first approved treatment for generalized myasthenia gravis. Celgene shares pulled back sharply after the company canceled its phase-three trial for a Crohn’s disease therapy and moved even lower following lower 2020 earnings guidance. We continued to monitor the company closely on the belief that market concerns may be overdone.
At period’s end
We continued to balance the portfolio with established and emerging growth opportunities, focusing on unique business models that offer differentiated products and services with the potential to grow in a variety of different economic environments. We believed that companies that offer innovative products have the potential to maintain pricing power and garner incremental market share — making them more attractive.
That said, as the market moved higher during the past 12 months, we remained cognizant of these moves, looking to harvest success when necessary and exploit opportunities where possible. We continue to believe the market can be very inefficient over short periods of time. However, in the end, we believe the market gets it right and rewards companies with superior earnings.
Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Growth securities, at times, may not perform as well as value securities or the stock market in general and may be out of favor with investors. International investing involves certain risks and volatility due to potential political, economic or currency instabilities and different financial and accounting standards. Risks are enhanced for emerging market issuers. Investing in derivatives is a specialized activity that involves special risks, which may result in significant losses. Investments in a limited number of companies subject the Fund to greater risk of loss. See the Fund’s prospectus for more information on these and other risks. See the Fund’s prospectus for more information on these and other risks.
The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
6	Columbia Select Global Growth Fund | Annual Report 2018

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
September 1, 2017 — February 28, 2018
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,120.60	1,018.00	7.20	6.85	1.37
Advisor Class (formerly Class R4)	1,000.00	1,000.00	1,122.30	1,019.24	5.89	5.61	1.12
Class C	1,000.00	1,000.00	1,116.30	1,014.28	11.12	10.59	2.12
Institutional Class (formerly Class Z)	1,000.00	1,000.00	1,121.50	1,019.24	5.89	5.61	1.12
Institutional 2 Class (formerly Class R5)	1,000.00	1,000.00	1,121.90	1,019.39	5.73	5.46	1.09
Institutional 3 Class (formerly Class Y)	1,000.00	1,000.00	1,122.40	1,019.69	5.42	5.16	1.03
Class R	1,000.00	1,000.00	1,118.70	1,016.76	8.51	8.10	1.62
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.
Columbia Select Global Growth Fund | Annual Report 2018	7

Portfolio of Investments
February 28, 2018
(Percentages represent value of investments compared to net assets)
Common Stocks 99.6%
Issuer	Shares	Value ($)
Argentina 2.3%
MercadoLibre, Inc.	3,945	1,530,542
Brazil 2.3%
Pagseguro Digital Ltd., Class A(a)	47,223	1,522,469
China 12.1%
Alibaba Group Holding Ltd., ADR(a)	8,797	1,637,474
Ctrip.com International Ltd., ADR(a)	27,230	1,252,035
New Oriental Education & Technology Group, Inc., ADR	19,550	1,786,674
Sinopharm Group Co. Class H	154,000	674,726
Sunny Optical Technology Group Co., Ltd.	76,000	1,243,055
Tencent Holdings Ltd.	28,700	1,570,135
Total		8,164,099
Denmark 1.5%
Novo Nordisk A/S, Class B	19,460	1,006,685
Germany 2.5%
Zalando SE(a)	29,856	1,699,122
India 4.0%
HDFC Bank Ltd., ADR	14,840	1,442,151
Motilal Oswal Financial Services Ltd.	72,708	1,261,365
Total		2,703,516
Ireland 1.5%
Ryanair Holdings PLC, ADR(a)	8,413	1,020,160
Japan 3.3%
Ain Holdings, Inc.	16,400	1,096,142
Keyence Corp.	1,900	1,150,641
Total		2,246,783
Netherlands 1.6%
Core Laboratories NV	10,147	1,044,735
Russian Federation 2.5%
Yandex NV, Class A(a)	41,620	1,710,166
Spain 1.7%
Industria de Diseno Textil SA	38,790	1,174,413
Thailand 2.0%
CP ALL PCL, Foreign Registered Shares	491,900	1,316,330
United Kingdom 5.3%
Ashtead Group PLC	61,685	1,777,927
Common Stocks (continued)
Issuer	Shares	Value ($)
Metro Bank PLC(a)	33,129	1,794,526
Total		3,572,453
United States 57.0%
Activision Blizzard, Inc.	17,710	1,295,132
Adobe Systems, Inc.(a)	9,271	1,938,844
Alexion Pharmaceuticals, Inc.(a)	7,218	847,754
Amazon.com, Inc.(a)	1,341	2,028,195
Applied Materials, Inc.	27,681	1,594,149
Bio-Rad Laboratories, Inc., Class A(a)	5,340	1,442,014
Booking Holdings, Inc.(a)	1,015	2,064,551
Bristol-Myers Squibb Co.	11,337	750,509
Celgene Corp.(a)	8,621	751,062
Charles Schwab Corp. (The)	19,750	1,047,145
Costco Wholesale Corp.	5,159	984,853
Edwards Lifesciences Corp.(a)	7,299	975,657
Facebook, Inc., Class A(a)	8,946	1,595,251
Illumina, Inc.(a)	3,865	881,297
Intercontinental Exchange, Inc.	17,732	1,295,855
MINDBODY, Inc., Class A(a)	29,981	1,068,823
Monster Beverage Corp.(a)	17,210	1,090,598
Nike, Inc., Class B	20,542	1,376,930
NVIDIA Corp.	6,387	1,545,654
PayPal Holdings, Inc.(a)	15,987	1,269,528
Pioneer Natural Resources Co.	5,684	967,587
Salesforce.com, Inc.(a)	15,390	1,789,087
ServiceNow, Inc.(a)	12,210	1,965,932
Splunk, Inc.(a)	18,809	1,752,999
Square, Inc., Class A(a)	33,840	1,558,332
Ulta Beauty, Inc.(a)	6,271	1,275,208
UnitedHealth Group, Inc.	3,073	694,990
Vertex Pharmaceuticals, Inc.(a)	6,209	1,030,880
Visa, Inc., Class A	13,392	1,646,412
Total		38,525,228
Total Common Stocks (Cost $48,374,726)		67,236,701

The accompanying Notes to Financial Statements are an integral part of this statement.
8	Columbia Select Global Growth Fund | Annual Report 2018

Portfolio of Investments  (continued)
February 28, 2018
Money Market Funds 0.4%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 1.544%(b),(c)	276,663	276,635
Total Money Market Funds (Cost $276,635)		276,635
Total Investments (Cost $48,651,361)		67,513,336
Other Assets & Liabilities, Net		32,914
Net Assets		$67,546,250
Investments in derivatives
Forward foreign currency exchange contracts
Currency to be sold	Currency to be purchased	Counterparty	Settlement date	Unrealized appreciation ($)	Unrealized depreciation ($)
1,281,000 DKK	210,730 USD	Citi	03/14/2018	631	—
31,623,000 INR	492,011 USD	Citi	03/14/2018	7,806	—
48,268,000 RUB	842,373 USD	Citi	03/14/2018	—	(13,237)
40,392,000 THB	1,264,225 USD	Citi	03/14/2018	—	(22,989)
1,550,161 USD	1,942,000 AUD	Citi	03/14/2018	—	(41,786)
631,214 USD	2,057,000 BRL	Citi	03/14/2018	1,508	—
1,846,980 USD	2,295,000 CAD	Citi	03/14/2018	—	(58,025)
1,616,357 USD	1,551,000 CHF	Citi	03/14/2018	27,888	—
2,783,967 USD	2,274,000 EUR	Citi	03/14/2018	—	(6,913)
95,813 USD	69,000 GBP	Citi	03/14/2018	—	(762)
211,417 USD	2,822,420,000 IDR	Citi	03/14/2018	—	(6,535)
1,750,100 USD	194,147,000 JPY	Citi	03/14/2018	71,215	—
1,270,133 USD	1,352,946,000 KRW	Citi	03/14/2018	—	(21,383)
281,429 USD	5,315,000 MXN	Citi	03/14/2018	—	(45)
210,831 USD	1,658,000 NOK	Citi	03/14/2018	—	(794)
140,946 USD	480,000 PLN	Citi	03/14/2018	—	(676)
633,178 USD	5,071,000 SEK	Citi	03/14/2018	—	(20,651)
351,767 USD	465,000 SGD	Citi	03/14/2018	—	(701)
915,387 USD	26,949,000 TWD	Citi	03/14/2018	6,915	—
562,606 USD	6,967,000 ZAR	Citi	03/14/2018	27,007	—
211,860 USD	836,000 MYR	Morgan Stanley	03/14/2018	1,265	—
Total				144,235	(194,497)
Notes to Portfolio of Investments
(a)	Non-income producing investment.
(b)	The rate shown is the seven-day current annualized yield at February 28, 2018.
(c)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended February 28, 2018 are as follows:

Issuer	Beginning shares	Shares purchased	Shares sold	Ending shares	Realized gain (loss) — affiliated issuers ($)	Net change in unrealized appreciation (depreciation) — affiliated issuers ($)	Dividends — affiliated issuers ($)	Value — affiliated issuers at end of period ($)
Columbia Short-Term Cash Fund, 1.544%
	495,058	23,680,945	(23,899,340)	276,663	(180)	—	11,495	276,635
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Select Global Growth Fund | Annual Report 2018	9

Portfolio of Investments  (continued)
February 28, 2018
Abbreviation Legend
ADR	American Depositary Receipt
Currency Legend
AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canada Dollar
CHF	Swiss Franc
DKK	Danish Krone
EUR	Euro
GBP	British Pound
IDR	Indonesian Rupiah
INR	Indian Rupee
JPY	Japanese Yen
KRW	South Korean Won
MXN	Mexican Peso
MYR	Malaysian Ringgit
NOK	Norwegian Krone
PLN	Polish Zloty
RUB	Russian Ruble
SEK	Swedish Krona
SGD	Singapore Dollar
THB	Thailand Baht
TWD	New Taiwan Dollar
USD	US Dollar
ZAR	South African Rand
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
¦	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
¦	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
¦	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Foreign equity securities actively traded in markets where there is a significant delay in the local close relative to the New York Stock Exchange are classified as Level 2. The values of these securities may include an adjustment to reflect the impact of significant market movements following the close of local trading, as described in Note 2 to the financial statements – Security valuation.
Certain investments that have been measured at fair value using the net asset value (NAV) per share (or its equivalent) are not categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to reconcile the fair value hierarchy to the amounts presented in the Portfolio of Investments. The Columbia Short-Term Cash Fund seeks to provide shareholders with maximum current income consistent with liquidity and stability of principal. Columbia Short-Term Cash Fund prices its shares with a floating NAV and no longer seeks to maintain a stable NAV.
The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Select Global Growth Fund | Annual Report 2018

Portfolio of Investments  (continued)
February 28, 2018
Fair value measurements  (continued)
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.
The following table is a summary of the inputs used to value the Fund’s investments at February 28, 2018:
	Level 1 quoted prices in active markets for identical assets ($)	Level 2 other significant observable inputs ($)	Level 3 significant unobservable inputs ($)	Investments measured at net asset value ($)	Total ($)
Investments
Common Stocks
Argentina	1,530,542	—	—	—	1,530,542
Brazil	1,522,469	—	—	—	1,522,469
China	4,676,183	3,487,916	—	—	8,164,099
Denmark	—	1,006,685	—	—	1,006,685
Germany	—	1,699,122	—	—	1,699,122
India	1,442,151	1,261,365	—	—	2,703,516
Ireland	1,020,160	—	—	—	1,020,160
Japan	—	2,246,783	—	—	2,246,783
Netherlands	1,044,735	—	—	—	1,044,735
Russian Federation	1,710,166	—	—	—	1,710,166
Spain	—	1,174,413	—	—	1,174,413
Thailand	—	1,316,330	—	—	1,316,330
United Kingdom	—	3,572,453	—	—	3,572,453
United States	38,525,228	—	—	—	38,525,228
Total Common Stocks	51,471,634	15,765,067	—	—	67,236,701
Money Market Funds	—	—	—	276,635	276,635
Total Investments	51,471,634	15,765,067	—	276,635	67,513,336
Derivatives
Asset
Forward Foreign Currency Exchange Contracts	—	144,235	—	—	144,235
Liability
Forward Foreign Currency Exchange Contracts	—	(194,497)	—	—	(194,497)
Total	51,471,634	15,714,805	—	276,635	67,463,074
See the Portfolio of Investments for all investment classifications not indicated in the table.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Select Global Growth Fund | Annual Report 2018	11

Portfolio of Investments  (continued)
February 28, 2018
Fair value measurements  (continued)
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets. These assets include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation. The model utilized by such third party statistical pricing service takes into account a security’s correlation to available market data including, but not limited to, intraday index, ADR, and exchange-traded fund movements.
Derivative instruments are valued at unrealized appreciation (depreciation).
There were no transfers of financial assets between levels during the period.
The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Select Global Growth Fund | Annual Report 2018

Statement of Assets and Liabilities
February 28, 2018
Assets
Investments in securities, at value
Unaffiliated issuers (cost $48,374,726)	$67,236,701
Affiliated issuers (cost $276,635)	276,635
Unrealized appreciation on forward foreign currency exchange contracts	144,235
Receivable for:
Investments sold	2,271
Capital shares sold	175,051
Dividends	10,185
Foreign tax reclaims	28,994
Expense reimbursement due from Investment Manager	682
Prepaid expenses	1,119
Total assets	67,875,873
Liabilities
Due to custodian	78
Unrealized depreciation on forward foreign currency exchange contracts	194,497
Payable for:
Investments purchased	3,267
Capital shares purchased	28,039
Management services fees	1,619
Distribution and/or service fees	528
Transfer agent fees	6,168
Compensation of board members	43,289
Audit fees	32,409
Other expenses	19,729
Total liabilities	329,623
Net assets applicable to outstanding capital stock	$67,546,250
Represented by
Paid in capital	48,844,197
Excess of distributions over net investment income	(140,705)
Accumulated net realized gain	29,689
Unrealized appreciation (depreciation) on:
Investments - unaffiliated issuers	18,861,975
Foreign currency translations	1,356
Forward foreign currency exchange contracts	(50,262)
Total - representing net assets applicable to outstanding capital stock	$67,546,250
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Select Global Growth Fund | Annual Report 2018	13

Statement of Assets and Liabilities  (continued)
February 28, 2018
Class A
Net assets	$29,456,725
Shares outstanding	1,821,680
Net asset value per share	$16.17
Maximum offering price per share(a)	$17.16
Advisor Class(b)
Net assets	$3,899,357
Shares outstanding	236,080
Net asset value per share	$16.52
Class C
Net assets	$11,557,806
Shares outstanding	762,619
Net asset value per share	$15.16
Institutional Class(c)
Net assets	$17,349,323
Shares outstanding	1,050,108
Net asset value per share	$16.52
Institutional 2 Class(d)
Net assets	$249,286
Shares outstanding	15,048
Net asset value per share	$16.57
Institutional 3 Class(e)
Net assets	$4,453,800
Shares outstanding	271,481
Net asset value per share	$16.41
Class R
Net assets	$579,953
Shares outstanding	36,632
Net asset value per share	$15.83

(a)	The maximum offering price per share is calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge of 5.75% for Class A shares.
(b)	Prior to November 1, 2017, Advisor Class shares were known as Class R4 shares.
(c)	Prior to November 1, 2017, Institutional Class shares were known as Class Z shares.
(d)	Prior to November 1, 2017, Institutional 2 Class shares were known as Class R5 shares.
(e)	Prior to November 1, 2017, Institutional 3 Class shares were known as Class Y shares.
The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia Select Global Growth Fund | Annual Report 2018

Statement of Operations
Year Ended February 28, 2018
Net investment income
Income:
Dividends — unaffiliated issuers	$341,675
Dividends — affiliated issuers	11,495
Foreign taxes withheld	(17,335)
Total income	335,835
Expenses:
Management services fees	542,892
Distribution and/or service fees
Class A	70,753
Class C	109,987
Class R	2,765
Transfer agent fees
Class A	36,631
Advisor Class(a)	4,200
Class C	14,225
Institutional Class(b)	21,803
Institutional 2 Class(c)	307
Institutional 3 Class(d)	196
Class R	715
Compensation of board members	19,091
Custodian fees	56,968
Printing and postage fees	23,677
Registration fees	95,701
Audit fees	32,409
Legal fees	7,560
Compensation of chief compliance officer	15
Other	32,816
Total expenses	1,072,711
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(186,453)
Expense reduction	(20)
Total net expenses	886,238
Net investment loss	(550,403)
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	1,792,114
Investments — affiliated issuers	(180)
Foreign currency translations	16,490
Forward foreign currency exchange contracts	223,383
Net realized gain	2,031,807
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	14,613,647
Foreign currency translations	4,142
Forward foreign currency exchange contracts	40,761
Net change in unrealized appreciation (depreciation)	14,658,550
Net realized and unrealized gain	16,690,357
Net increase in net assets resulting from operations	$16,139,954

(a)	Prior to November 1, 2017, Advisor Class shares were known as Class R4 shares.
(b)	Prior to November 1, 2017, Institutional Class shares were known as Class Z shares.
(c)	Prior to November 1, 2017, Institutional 2 Class shares were known as Class R5 shares.
(d)	Prior to November 1, 2017, Institutional 3 Class shares were known as Class Y shares.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Select Global Growth Fund | Annual Report 2018	15

Statement of Changes in Net Assets
	Year Ended February 28, 2018	Year Ended February 28, 2017
Operations
Net investment loss	$(550,403)	$(571,185)
Net realized gain (loss)	2,031,807	(1,536,344)
Net change in unrealized appreciation (depreciation)	14,658,550	12,727,319
Net increase in net assets resulting from operations	16,139,954	10,619,790
Distributions to shareholders
Net realized gains
Class A	—	(2,562,607)
Advisor Class(a)	—	(94,549)
Class C	—	(866,936)
Institutional Class(b)	—	(301,319)
Institutional 2 Class(c)	—	(11,129)
Class R	—	(35,721)
Total distributions to shareholders	—	(3,872,261)
Decrease in net assets from capital stock activity	(3,656,139)	(13,185,059)
Total increase (decrease) in net assets	12,483,815	(6,437,530)
Net assets at beginning of year	55,062,435	61,499,965
Net assets at end of year	$67,546,250	$55,062,435
Excess of distributions over net investment income	$(140,705)	$(224,146)

(a)	Prior to November 1, 2017, Advisor Class shares were known as Class R4 shares.
(b)	Prior to November 1, 2017, Institutional Class shares were known as Class Z shares.
(c)	Prior to November 1, 2017, Institutional 2 Class shares were known as Class R5 shares.
The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia Select Global Growth Fund | Annual Report 2018

Statement of Changes in Net Assets   (continued)
	Year Ended		Year Ended
	February 28, 2018 (a)		February 28, 2017
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A
Subscriptions	343,252	4,921,667	560,674	6,759,861
Distributions reinvested	—	—	207,646	2,452,305
Redemptions	(1,408,683)	(18,719,765)	(1,493,549)	(18,067,913)
Net decrease	(1,065,431)	(13,798,098)	(725,229)	(8,855,747)
Advisor Class(b)
Subscriptions	258,433	3,802,476	69,419	856,532
Distributions reinvested	—	—	7,861	94,412
Redemptions	(139,458)	(2,239,797)	(88,434)	(1,105,531)
Net increase (decrease)	118,975	1,562,679	(11,154)	(154,587)
Class C
Subscriptions	140,036	1,932,047	104,032	1,196,293
Distributions reinvested	—	—	69,062	774,186
Redemptions	(290,016)	(3,933,850)	(493,279)	(5,650,004)
Net decrease	(149,980)	(2,001,803)	(320,185)	(3,679,525)
Institutional Class(c)
Subscriptions	1,190,796	16,057,131	482,510	5,954,087
Distributions reinvested	—	—	22,569	271,276
Redemptions	(620,347)	(9,220,965)	(551,247)	(6,765,897)
Net increase (decrease)	570,449	6,836,166	(46,168)	(540,534)
Institutional 2 Class(d)
Subscriptions	20,671	280,650	6,779	82,954
Distributions reinvested	—	—	913	10,992
Redemptions	(23,182)	(367,427)	(7,268)	(90,753)
Net increase (decrease)	(2,511)	(86,777)	424	3,193
Institutional 3 Class(e)
Subscriptions	298,864	4,464,015	—	—
Redemptions	(27,383)	(422,815)	—	—
Net increase	271,481	4,041,200	—	—
Class R
Subscriptions	6,577	93,264	12,484	149,417
Distributions reinvested	—	—	3,024	35,103
Redemptions	(22,932)	(302,770)	(11,964)	(142,379)
Net increase (decrease)	(16,355)	(209,506)	3,544	42,141
Total net decrease	(273,372)	(3,656,139)	(1,098,768)	(13,185,059)

(a)	Institutional 3 Class shares are based on operations from March 1, 2017 (commencement of operations) through the stated period end.
(b)	Prior to November 1, 2017, Advisor Class shares were known as Class R4 shares.
(c)	Prior to November 1, 2017, Institutional Class shares were known as Class Z shares.
(d)	Prior to November 1, 2017, Institutional 2 Class shares were known as Class R5 shares.
(e)	Prior to November 1, 2017, Institutional 3 Class shares were known as Class Y shares.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Select Global Growth Fund | Annual Report 2018	17

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
Year ended	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net realized gains
Class A
2/28/2018	$12.44	(0.12)	3.85	3.73	—
2/28/2017	$11.14	(0.10)	2.16	2.06	(0.76)
2/29/2016	$13.58	(0.09)	(2.12)	(2.21)	(0.23)
2/28/2015	$14.05	(0.06)	1.02	0.96	(1.43)
2/28/2014	$10.78	(0.06)	3.82	3.76	(0.49)
Advisor Class(e)
2/28/2018	$12.67	(0.10)	3.95	3.85	—
2/28/2017	$11.31	(0.07)	2.19	2.12	(0.76)
2/29/2016	$13.75	(0.03)	(2.18)	(2.21)	(0.23)
2/28/2015	$14.17	(0.02)	1.03	1.01	(1.43)
2/28/2014 (f)	$13.95	(0.01)	0.23	0.22	—
Class C
2/28/2018	$11.74	(0.21)	3.63	3.42	—
2/28/2017	$10.64	(0.18)	2.04	1.86	(0.76)
2/29/2016	$13.07	(0.18)	(2.02)	(2.20)	(0.23)
2/28/2015	$13.67	(0.15)	0.98	0.83	(1.43)
2/28/2014	$10.51	(0.15)	3.71	3.56	(0.40)
Institutional Class(h)
2/28/2018	$12.67	(0.08)	3.93	3.85	—
2/28/2017	$11.31	(0.07)	2.19	2.12	(0.76)
2/29/2016	$13.75	(0.05)	(2.16)	(2.21)	(0.23)
2/28/2015	$14.17	(0.02)	1.03	1.01	(1.43)
2/28/2014	$10.87	(0.04)	3.86	3.82	(0.52)
Institutional 2 Class(i)
2/28/2018	$12.70	(0.08)	3.95	3.87	—
2/28/2017	$11.33	(0.06)	2.19	2.13	(0.76)
2/29/2016	$13.76	(0.06)	(2.14)	(2.20)	(0.23)
2/28/2015	$14.17	(0.07)	1.09	1.02	(1.43)
2/28/2014 (j)	$13.95	(0.01)	0.23	0.22	—
The accompanying Notes to Financial Statements are an integral part of this statement.
18	Columbia Select Global Growth Fund | Annual Report 2018

Total distributions to shareholders	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)

—	$16.17	29.98%	1.67%	1.38% (c)	(0.83%)	48%	$29,457
(0.76)	$12.44	18.89%	1.60%	1.42%	(0.80%)	27%	$35,911
(0.23)	$11.14	(16.49%)	1.57%	1.47%	(0.71%)	154%	$40,252
(1.43)	$13.58	7.53%	1.71% (d)	1.49% (d)	(0.44%)	98%	$32,186
(0.49)	$14.05	35.05%	1.80%	1.51%	(0.50%)	149%	$25,902

—	$16.52	30.39%	1.44%	1.13% (c)	(0.65%)	48%	$3,899
(0.76)	$12.67	19.15%	1.35%	1.17%	(0.53%)	27%	$1,484
(0.23)	$11.31	(16.28%)	1.32%	1.22%	(0.26%)	154%	$1,451
(1.43)	$13.75	7.83%	1.45% (d)	1.24% (d)	(0.12%)	98%	$3,917
—	$14.17	1.58%	1.47% (g)	1.25% (g)	(0.33%) (g)	149%	$1,482

—	$15.16	29.13%	2.43%	2.13% (c)	(1.58%)	48%	$11,558
(0.76)	$11.74	17.86%	2.35%	2.17%	(1.55%)	27%	$10,718
(0.23)	$10.64	(17.06%)	2.32%	2.22%	(1.45%)	154%	$13,111
(1.43)	$13.07	6.74%	2.46% (d)	2.24% (d)	(1.18%)	98%	$9,521
(0.40)	$13.67	34.01%	2.54%	2.26%	(1.24%)	149%	$7,423

—	$16.52	30.39%	1.44%	1.13% (c)	(0.58%)	48%	$17,349
(0.76)	$12.67	19.14%	1.35%	1.17%	(0.57%)	27%	$6,079
(0.23)	$11.31	(16.29%)	1.32%	1.22%	(0.39%)	154%	$5,950
(1.43)	$13.75	7.83%	1.44% (d)	1.24% (d)	(0.12%)	98%	$8,874
(0.52)	$14.17	35.32%	1.54%	1.26%	(0.29%)	149%	$13,395

—	$16.57	30.47%	1.37%	1.09%	(0.54%)	48%	$249
(0.76)	$12.70	19.20%	1.26%	1.10%	(0.48%)	27%	$223
(0.23)	$11.33	(16.20%)	1.21%	1.14%	(0.47%)	154%	$194
(1.43)	$13.76	7.90%	1.37% (d)	1.18% (d)	(0.55%)	98%	$51
—	$14.17	1.58%	1.38% (g)	1.20% (g)	(0.37%) (g)	149%	$3
Columbia Select Global Growth Fund | Annual Report 2018	19

Financial Highlights  (continued)
Year ended	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net realized gains
Institutional 3 Class(k)
2/28/2018 (l)	$12.70	(0.11)	3.82	3.71	—
Class R
2/28/2018	$12.21	(0.15)	3.77	3.62	—
2/28/2017	$10.97	(0.13)	2.13	2.00	(0.76)
2/29/2016	$13.41	(0.12)	(2.09)	(2.21)	(0.23)
2/28/2015	$13.92	(0.06)	0.98	0.92	(1.43)
2/28/2014	$10.70	(0.09)	3.77	3.68	(0.46)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	The benefits derived from expense reductions had an impact of less than 0.01%.
(d)	Ratios include line of credit interest expense which is less than 0.01%.
(e)	Prior to November 1, 2017, Advisor Class shares were known as Class R4 shares.
(f)	Advisor Class shares commenced operations on January 8, 2014. Per share data and total return reflect activity from that date.
(g)	Annualized.
(h)	Prior to November 1, 2017, Institutional Class shares were known as Class Z shares.
(i)	Prior to November 1, 2017, Institutional 2 Class shares were known as Class R5 shares.
(j)	Institutional 2 Class shares commenced operations on January 8, 2014. Per share data and total return reflect activity from that date.
(k)	Prior to November 1, 2017, Institutional 3 Class shares were known as Class Y shares.
(l)	Institutional 3 Class shares commenced operations on March 1, 2017. Per share data and total return reflect activity from that date.
The accompanying Notes to Financial Statements are an integral part of this statement.
20	Columbia Select Global Growth Fund | Annual Report 2018

Total distributions to shareholders	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)

—	$16.41	29.21%	1.32%	1.03%	(0.71%)	48%	$4,454

—	$15.83	29.65%	1.93%	1.63% (c)	(1.08%)	48%	$580
(0.76)	$12.21	18.63%	1.85%	1.67%	(1.08%)	27%	$647
(0.23)	$10.97	(16.70%)	1.82%	1.72%	(0.93%)	154%	$543
(1.43)	$13.41	7.30%	1.92% (d)	1.75% (d)	(0.41%)	98%	$647
(0.46)	$13.92	34.55%	2.06%	1.77%	(0.69%)	149%	$2,353
Columbia Select Global Growth Fund | Annual Report 2018	21

Notes to Financial Statements
February 28, 2018
Note 1. Organization
Columbia Select Global Growth Fund (the Fund), a series of Columbia Funds Series Trust (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware statutory trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense and sales charge structure. The Fund offers each of the share classes identified below.
Class A shares are subject to a maximum front-end sales charge of 5.75% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months after purchase, charged as follows: 1.00% CDSC if redeemed within 12 months after purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.
Advisor Class shares are not subject to sales charges and are generally available only to omnibus retirement plans and certain investors as described in the Fund’s prospectus. Prior to November 1, 2017, Advisor Class shares were known as Class R4 shares.
Class C shares are subject to a 1.00% CDSC on shares redeemed within 12 months after purchase.
Institutional Class shares are not subject to sales charges and are generally available only to eligible investors, which are subject to different investment minimums as described in the Fund’s prospectus. Prior to November 1, 2017, Institutional Class shares were known as Class Z shares.
Institutional 2 Class shares are not subject to sales charges and are generally available only to investors purchasing through authorized investment professionals and omnibus retirement plans as described in the Fund’s prospectus. Prior to November 1, 2017, Institutional 2 Class shares were known as Class R5 shares.
Institutional 3 Class shares are not subject to sales charges and are available to institutional and certain other investors as described in the Fund’s prospectus. Institutional 3 Class shares commenced operations on March 1, 2017. Prior to November 1, 2017, Institutional 3 Class shares were known as Class Y shares.
Class R shares are not subject to sales charges and are generally available only to certain retirement plans and other investors as described in the Fund’s prospectus.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
22	Columbia Select Global Growth Fund | Annual Report 2018

Notes to Financial Statements  (continued)
February 28, 2018
Security valuation
All equity securities are valued at the close of business of the New York Stock Exchange. Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.
Foreign equity securities are valued based on the closing price on the foreign exchange in which such securities are primarily traded. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board of Trustees, including, if available, utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. The fair value of a security is likely to be different from the quoted or published price, if available.
Investments in open-end investment companies, including money market funds, are valued at their latest net asset value.
Forward foreign currency exchange contracts are marked-to-market based upon foreign currency exchange rates provided by a pricing service.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Foreign currency transactions and translations
The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of regular trading on the New York Stock Exchange. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.
For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.
Derivative instruments
The Fund invests in certain derivative instruments, as detailed below, to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging)
Columbia Select Global Growth Fund | Annual Report 2018	23

Notes to Financial Statements  (continued)
February 28, 2018
purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligations under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell or terminate, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.
A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform its obligations under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty, plus any replacement costs or related amounts. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the clearinghouse or central counterparty (CCP) provides some protection in the case of clearing member default. The clearinghouse or CCP stands between the buyer and the seller of the contract; therefore, additional counterparty credit risk is failure of the clearinghouse or CCP. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer account. While brokers are required to segregate customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s customers (including the Fund), potentially resulting in losses to the Fund.
In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives contract counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset or netting in bankruptcy, insolvency or other events.
Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the clearinghouse or CCP for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract specific for over-the-counter derivatives. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
Certain ISDA Master Agreements allow counterparties of over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund’s net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty. The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement. In addition to considering counterparty credit risk, the Fund would consider terminating the derivatives contracts based on whether termination would result in a net liability owed from the counterparty.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.
24	Columbia Select Global Growth Fund | Annual Report 2018

Notes to Financial Statements  (continued)
February 28, 2018
Forward foreign currency exchange contracts
Forward foreign currency exchange contracts are over-the-counter agreements between two parties to buy and sell a currency at a set price on a future date. The Fund utilized forward foreign currency exchange contracts to hedge the currency exposure associated with some or all of the Fund’s securities, to shift investment exposure from one currency to another, to shift U.S. dollar exposure to achieve a representative weighted mix of major currencies in its benchmark and/or to recover an underweight country exposure in its portfolio. These instruments may be used for other purposes in future periods.
The values of forward foreign currency exchange contracts fluctuate daily with changes in foreign currency exchange rates. Changes in the value of these contracts are recorded as unrealized appreciation or depreciation until the contract is exercised or has expired. The Fund will realize a gain or loss when the forward foreign currency exchange contract is closed or expires.
The use of forward foreign currency exchange contracts does not eliminate fluctuations in the prices of the Fund’s portfolio securities. The risks of forward foreign currency exchange contracts include movement in the values of the foreign currencies relative to the U.S. dollar (or other foreign currencies) and the possibility that counterparties will not complete their contractual obligations, which may be in excess of the amount reflected, if any, in the Statement of Assets and Liabilities.
Effects of derivative transactions in the financial statements
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.
The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at February 28, 2018:
	Asset derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Foreign exchange risk	Unrealized appreciation on forward foreign currency exchange contracts	144,235

	Liability derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Foreign exchange risk	Unrealized depreciation on forward foreign currency exchange contracts	194,497
Columbia Select Global Growth Fund | Annual Report 2018	25

Notes to Financial Statements  (continued)
February 28, 2018
The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended February 28, 2018:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Forward foreign currency exchange contracts ($)
Foreign exchange risk	223,383

Change in unrealized appreciation (depreciation) on derivatives recognized in income
Risk exposure category	Forward foreign currency exchange contracts ($)
Foreign exchange risk	40,761
The following table is a summary of the average outstanding volume by derivative instrument for the year ended February 28, 2018:
Derivative instrument	Average unrealized appreciation ($)*	Average unrealized depreciation ($)*
Forward foreign currency exchange contracts	65,065	78,751

*	Based on the ending quarterly outstanding amounts for the year ended February 28, 2018.
Offsetting of assets and liabilities
The following table presents the Fund’s gross and net amount of assets and liabilities available for offset under netting arrangements as well as any related collateral received or pledged by the Fund as of February 28, 2018:
	Citi ($)	Morgan Stanley ($)	Total ($)
Assets
Forward foreign currency exchange contracts	142,970	1,265	144,235
Liabilities
Forward foreign currency exchange contracts	194,497	-	194,497
Total financial and derivative net assets	(51,527)	1,265	(50,262)
Total collateral received (pledged) (a)	-	-	-
Net amount (b)	(51,527)	1,265	(50,262)

(a)	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.
(b)	Represents the net amount due from/(to) counterparties in the event of default.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.
26	Columbia Select Global Growth Fund | Annual Report 2018

Notes to Financial Statements  (continued)
February 28, 2018
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information on the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by the Fund’s management. Management’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company net taxable income and net capital gains, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its ordinary income, capital gains net income and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.
Distributions to shareholders
Distributions from net investment income, if any, are declared and paid semi-annually. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Columbia Select Global Growth Fund | Annual Report 2018	27

Notes to Financial Statements  (continued)
February 28, 2018
Recent accounting pronouncement
Accounting Standards Update 2017-08 Premium Amortization on Purchased Callable Debt Securities
In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2017-08 Premium Amortization on Purchased Callable Debt Securities. ASU No. 2017-08 updates the accounting standards to shorten the amortization period for certain purchased callable debt securities, held at a premium, to be amortized to the earliest call date. The update applies to securities with explicit, noncontingent call features that are callable at fixed prices and on preset dates. The standard is effective for annual periods beginning after December 15, 2018 and interim periods within those fiscal years. At this time, management is evaluating the implication of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.87% to 0.67% as the Fund’s net assets increase. The effective management services fee rate for the year ended February 28, 2018 was 0.87% of the Fund’s average daily net assets.
Other expenses
Other expenses are for, among other things, miscellaneous expenses of the Fund or the Board of Trustees, including payments to Board Services Corp., a company that dissolved on August 25, 2017, which had provided limited administrative services to the Fund and the Board of Trustees. That company’s expenses included boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. For the year ended February 28, 2018, other expenses paid by the Fund to this company were $604.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan. All amounts payable under the Plan constitute a general unsecured obligation of the Fund.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated funds governed by the Board of Trustees, based on relative net assets.
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with DST Asset Manager Solutions, Inc. (DST) to serve as sub-transfer agent. The Transfer Agent pays the fees of DST for services as sub-transfer agent and DST is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
28	Columbia Select Global Growth Fund | Annual Report 2018

Notes to Financial Statements  (continued)
February 28, 2018
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Effective August 1, 2017, total transfer agency fees for Institutional 2 Class and Institutional 3 Class shares are subject to an annual limitation of not more than 0.07% and 0.02%, respectively, of the average daily net assets attributable to each share class. Prior to August 1, 2017, these limitations were 0.075% for Institutional 2 Class shares and 0.025% for Institutional 3 Class shares.
For the year ended February 28, 2018, the Fund’s effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:
Effective rate (%)
Class A	0.13
Advisor Class	0.13
Class C	0.13
Institutional Class	0.13
Institutional 2 Class	0.07
Institutional 3 Class	0.01
Class R	0.13
An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended February 28, 2018, these minimum account balance fees reduced total expenses of the Fund by $20.
Distribution and service fees
The Fund has entered into an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. The Board of Trustees has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) applicable to certain share classes, which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.
Under the Plans, the Fund pays a monthly combined distribution and service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A shares of the Fund. Also under the Plans, the Fund pays a monthly service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class C shares of the Fund and a monthly distribution fee to the Distributor at the maximum annual rates of 0.75% and 0.50% of the average daily net assets attributable to Class C and Class R shares of the Fund, respectively.
Sales charges (unaudited)
Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares for the year ended February 28, 2018, if any, are listed below:
Amount ($)
Class A	55,007
Class C	1,075
Columbia Select Global Growth Fund | Annual Report 2018	29

Notes to Financial Statements  (continued)
February 28, 2018
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the class’ average daily net assets:
	July 1, 2017 through June 30, 2018	Prior to July 1, 2017
Class A	1.37%	1.40%
Advisor Class	1.12	1.15
Class C	2.12	2.15
Institutional Class	1.12	1.15
Institutional 2 Class	1.095	1.08
Institutional 3 Class	1.045	1.03
Class R	1.62	1.65
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At February 28, 2018, these differences were primarily due to differing treatment for deferral/reversal of wash sale losses, derivative investments, late-year ordinary losses, trustees’ deferred compensation, foreign currency transactions and net operating loss reclassification. To the extent these differences were permanent, reclassifications were made among the components of the Fund’s net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications.
In the Statement of Assets and Liabilities the following reclassifications were made:
Excess of distributions over net investment income ($)	Accumulated net realized gain ($)	Paid in capital ($)
633,844	(239,873)	(393,971)
Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by these reclassifications.
30	Columbia Select Global Growth Fund | Annual Report 2018

Notes to Financial Statements  (continued)
February 28, 2018
The tax character of distributions paid during the years indicated was as follows:
February 28, 2018			February 28, 2017
Ordinary income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Long-term capital gains ($)	Total ($)
—	—	—	—	3,872,261	3,872,261
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
At February 28, 2018, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized appreciation ($)
—	199,310	—	18,670,940
At February 28, 2018, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized appreciation ($)
48,792,134	19,592,523	(921,583)	18,670,940
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
The following capital loss carryforwards, determined at February 28, 2018, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code. Capital loss carryforwards with no expiration are required to be utilized prior to any capital losses which carry an expiration date. As a result of this ordering rule, capital loss carryforwards which carry an expiration date may be more likely to expire unused. In addition, for the year ended February 28, 2018, capital loss carryforwards utilized, expired unused and permanently lost, if any, were as follows:
2019 ($)	No expiration short-term ($)	No expiration long-term ($)	Total ($)	Utilized ($)	Expired ($)	Permanently lost ($)
—	—	—	—	1,427,460	—	—
Under current tax rules, regulated investment companies can elect to treat certain late-year ordinary losses incurred and post-October capital losses (capital losses realized after October 31) as arising on the first day of the following taxable year. As of February 28, 2018, the Fund will elect to treat the following late-year ordinary losses and post-October capital losses as arising on March 1, 2018.
Late year ordinary losses ($)	Post-October capital losses ($)
127,085	—
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $29,258,847 and $33,383,277, respectively, for the year ended February 28, 2018. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Columbia Select Global Growth Fund | Annual Report 2018	31

Notes to Financial Statements  (continued)
February 28, 2018
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 7. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations.
The Fund had no borrowings during the year ended February 28, 2018.
Note 8. Significant risks
Foreign securities and emerging market countries risk
Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities. Investing in emerging markets may accentuate these risks. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation which could hurt their economies and securities markets. To the extent that the Fund concentrates its investment exposure to any one or a few specific countries, the Fund will be particularly susceptible to the various conditions, events or other factors impacting those countries and may, therefore, have a greater risk than that of a fund which is more geographically diversified.
Shareholder concentration risk
At February 28, 2018, affiliated shareholders of record owned 52.8% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Technology and technology-related investment risk
The Fund may be more susceptible to the particular risks that may affect companies in the information technology sector, as well as other technology-related sectors (collectively, the technology sectors) than if it were invested in a wider variety of companies in unrelated sectors. Companies in the technology sectors are subject to certain risks, including the risk that new services, equipment or technologies will not be accepted by consumers and businesses or will become rapidly obsolete. Performance of such companies may be affected by factors including obtaining and protecting patents (or the failure to do so) and significant competitive pressures, including aggressive pricing of their products or services, new market entrants, competition for market share and short product cycles due to an accelerated rate of technological developments. Such
32	Columbia Select Global Growth Fund | Annual Report 2018

Notes to Financial Statements  (continued)
February 28, 2018
competitive pressures may lead to limited earnings and/or falling profit margins. As a result, the value of their securities may fall or fail to rise. In addition, many technology sector companies have limited operating histories and prices of these companies’ securities historically have been more volatile than other securities, especially over the short term.
Note 9. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 10. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.
Columbia Select Global Growth Fund | Annual Report 2018	33

Report of Independent Registered Public Accounting Firm
To the Trustees of Columbia Funds Series Trust and Shareholders of Columbia Select Global Growth Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Select Global Growth Fund (one of the funds constituting Columbia Funds Series Trust, referred to hereafter as the "Fund") as of February 28, 2018, the related statement of operations for the year ended February 28, 2018, the statement of changes in net assets for each of the two years in the period ended February 28, 2018, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of February 28, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended February 28, 2018 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of February 28, 2018 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
April 20, 2018
We have served as auditors of one or more investment companies within the Columbia Funds Complex since 1977.
34	Columbia Select Global Growth Fund | Annual Report 2018

Federal Income Tax Information
(Unaudited)
The Fund hereby designates the following tax attributes for the fiscal year ended February 28, 2018. Shareholders will be notified in early 2019 of the amounts for use in preparing 2018 income tax returns.
Capital gain dividend
$209,276
Capital gain dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period.
Columbia Select Global Growth Fund | Annual Report 2018	35

TRUSTEES AND OFFICERS
Shareholders elect the Board that oversees the Fund’s operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, Trustees not affiliated with the Investment Manager generally may serve through the end of the calendar year in which they reach either the mandatory retirement age established by the Board or the fifteenth anniversary of the first Columbia Funds Board meeting they attended as a member of the Board.
Independent trustees
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
George S. Batejan c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1953	Trustee since 1/17	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	125	Advisory Board Member, University of Colorado Business School since November 2015; former Chairman of the Board, NICSA (National Investment Company Services Association) (Executive Committee, Nominating Committee and Governance Committee), 2014-2016; former Director, Intech Investment Management, 2011- 2016; former Board Member, Metro Denver Chamber of Commerce, 2015-2016
Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; specializing in arbitration and mediation; Interim President and Chief Executive Officer, Blue Cross and Blue Shield of Minnesota (health care insurance) since February 2018; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees; Interim Chair, Minnesota Sports Facilities Authority, March 2017-July 2017	125	Trustee, BlueCross BlueShield of Minnesota since 2009 (Chair of the Business Development Committee, 2014-2017; Chair of the Governance Committee since 2017); Chair of the Robina Foundation since August 2013; former Member of the Board, Minnesota Sports Facilities Authority, January 2017-July 2017
Edward J. Boudreau, Jr. c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1944	Chair of the Board since 1/18; Trustee since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000; FINRA Industry Arbitrator, 2002-present; Chairman and Chief Executive Officer, John Hancock Investments (asset management), Chairman and Interested Trustee for open-end and closed-end funds offered by John Hancock, 1989-2000; John Hancock Mutual Life Insurance Company, including Senior Vice President and Treasurer and Senior Vice President Information Technology, 1968-1988	125	Former Trustee, Boston Museum of Science (Chair of Finance Committee) 1985-2013; former Trustee, BofA Funds Series Trust (11 funds), 2005-2011
36	Columbia Select Global Growth Fund | Annual Report 2018

TRUSTEES AND OFFICERS  (continued)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, Morgan Stanley, 1982-1991	125	Trustee, New York Presbyterian Hospital Board (Executive Committee and Chair of Human Resources Committee) since 1996; Director, Darien Rowayton Bank (Audit Committee) since 2017
William P. Carmichael c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1943	Trustee since 6/11 for RiverSource Funds and since 2003 for Nations Funds	Retired; Co-founder, The Succession Fund (provides exit strategies to owners of privately held companies), 1998-2007; Adjunct Professor of Finance, Kelley School of Business, Indiana University, 1993-2007; Senior Vice President, Sara Lee Corporation, 1991-1993; Senior Vice President and Chief Financial Officer, Beatrice Foods Company, 1984-1990; Vice President, Esmark, Inc., 1973-1984; Associate, Price Waterhouse, 1968-1972	125	Director, The Finish Line (athletic shoes and apparel) since July 2003; former Director, Cobra Electronics Corporation (electronic equipment manufacturer), 1994-August 2014; former Director, Spectrum Brands, Inc. (consumer products), 2002-2009; former Director, Simmons Company (bedding), 2004-2010; former Trustee, BofA Funds Series Trust (11 funds) 2003-2011; former Director, McMoRan Exploration Company (oil and gas exploration and development) 2010 - 2013; former Director, International Textile Corp., 2012-2016; former Director, hhgregg, 2015-2017
Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1950	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	125	Trustee, MA Taxpayers Foundation since 1997; Board of Directors, The MA Business Roundtable since 2003; Board of Governors, Innovation Institute, MA Technology Collaborative since 2010
Brian J. Gallagher c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 12/17	Retired; Partner with Deloitte & Touche LLP and its predecessors, 1977-2016	123	Trustee, Catholic Schools Foundation since 2004
Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1952	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Managing Director, Morgan Stanley, 1982-1989; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	125	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)
Columbia Select Global Growth Fund | Annual Report 2018	37

TRUSTEES AND OFFICERS  (continued)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
Minor M. Shaw c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1947	Trustee since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business), 1998-2011	125	Director, BlueCross BlueShield of South Carolina since April 2008; Director, National Association of Corporate Directors, Carolinas Chapter, since 2013; Board Chair, Hollingsworth Funds since 2016; Advisory Board member, Duke Energy Corp. since October 2016; Chair of the Duke Endowment; Chair of Greenville – Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011; former Director, Piedmont Natural Gas, 2004-2016
Sandra Yeager c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1964	Trustee since 12/17	Retired; President and founder, Hanoverian Capital, LLC (SEC registered investment advisor firm), 2008-2016	123	Director, NAPE Education Foundation since October 2016
Interested trustee not affiliated with Investment Manager*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships/ held by Trustee during the past five years
Anthony M. Santomero c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1946	Trustee since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President, Federal Reserve Bank of Philadelphia, 2000-2006, Professor of Finance, The Wharton School, University of Pennsylvania, 1972-2002	123	Trustee, Penn Mutual Life Insurance Company since March 2008; Director, Renaissance Reinsurance Ltd. since May 2008; Director, Citigroup Inc. since 2009; Director, Citibank, N.A. since 2009; former Trustee, BofA Funds Series Trust (11 funds), 2008-2011
*	Dr. Santomero is not an affiliated person of the Investment Manager or Ameriprise Financial. However, he is currently deemed by the Funds to be an “interested person” (as defined in the 1940 Act) of the Funds because he serves as a Director of Citigroup Inc. and Citibank, N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the Funds or accounts advised/managed by the Investment Manager.
38	Columbia Select Global Growth Fund | Annual Report 2018

TRUSTEES AND OFFICERS  (continued)
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Trusts and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
William F. Truscott c/o Columbia Management Investment Advisers, LLC 225 Franklin St. Boston, MA 02110 1960	Trustee since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002 for RiverSource Funds and since 5/10 for Nations Funds	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010 - September 2012); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006 - August 2012.	196	Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; former Director, Ameriprise Certificate Company, 2006-January 2013
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
Nations Funds refer to the Funds within the Columbia Funds Complex that historically bore the Nations brand and include series of Columbia Funds Series Trust. RiverSource Funds refer to the Funds within the Columbia Funds Complex that historically bore the RiverSource brand and include series of Columbia Funds Series Trust II.
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611, visiting investor.columbiathreadneedleus.com or contacting your financial intermediary.
Columbia Select Global Growth Fund | Annual Report 2018	39

TRUSTEES AND OFFICERS  (continued)
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Truscott, who is Senior Vice President, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds complex or a predecessor thereof	Principal occupation(s) during past five years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously, Vice President and Chief Counsel, January 2010 - December 2014; officer of Columbia Funds and affiliated funds since 2007.
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011), Chief Financial Officer (2009) and Chief Accounting Officer (2015)	Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; senior officer of Columbia Funds and affiliated funds since 2002.
Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Senior Vice President (2011) and Assistant Secretary (2008)	Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since January 2017 (previously Vice President and Lead Chief Counsel, November 2008 - January 2017 and January 2013 - January 2017, respectively; and Chief Counsel, January 2010 - January 2013); Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since May 2010.
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010.
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013 (previously Director and Global Chief Investment Officer, 2010 - 2013).
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Senior Vice President (2017), Chief Legal Officer (2017) and Secretary (2015)	Vice President and Group Counsel, Ameriprise Financial, Inc. since August 2011; officer of Columbia Funds and affiliated funds since 2005.
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)	Managing Director and Global Head of Operations, Columbia Management Investment Advisers, LLC since April 2016 (previously Managing Director and Chief Operating Officer, 2010 - 2016).
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
40	Columbia Select Global Growth Fund | Annual Report 2018

Additional information
The Fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting investor.columbiathreadneedleus.com; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting investor.columbiathreadneedleus.com, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit investor.columbiathreadneedleus.com or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
Fund investment manager
Columbia Management Investment Advisers, LLC
225 Franklin Street
Boston, MA 02110
Fund distributor
Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, MA 02110
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 8081
Boston, MA 02266-8081
Columbia Select Global Growth Fund | Annual Report 2018	41

Columbia Select Global Growth Fund
P.O. Box 8081
Boston, MA 02266-8081

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
investor.columbiathreadneedleus.com. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved. Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110-2804
© 2018 Columbia Management Investment Advisers, LLC.
investor.columbiathreadneedleus.com
ANN187_02_H01_(04/18)

Annual Report
February 28, 2018
Columbia Mid Cap Index Fund
Not FDIC Insured • No bank guarantee • May lose value

President’s Message
Dear Shareholders,
The year 2017 was an extraordinary year in the financial markets. The S&P 500 Index didn’t experience a single down month and returned over 20% during the 12-month period. The index continued this trend into January 2018, which marked the fastest start for the index ever. Low volatility, which had been a feature of the U.S. equity market for the last several years, along with the surge in the S&P 500 Index, seemingly drove investor sentiment to very high levels. This arguably set the stage for an overdue correction, which we witnessed in February 2018.
A return to volatility
There have been few periods of market upheaval such as were experienced in the first part of 2018. While investors were taken by surprise by the sudden and pronounced market swings, the return to some level of volatility actually marked a resumption of relatively normal market conditions. Having said that, it’s important to distinguish between a good technical correction where excess enthusiasm in the marketplace is being let out, versus a real change in the underlying fundamentals – things like an underperforming economy or weaker corporate earnings. Our view is that the recent market volatility falls into the former category, and the fundamentals remain strong. We’re continuing to see improvements in global economic activity, and we’re seeing corporate earnings expectations continue to rise – and not just because of tax reform.
Consistency is more important than ever
It’s important to keep in mind that when it comes to long-term investing, it’s the destination, not the journey that matters most. If you have a financial goal that you’ve worked out with your financial advisor, and you have a good asset allocation plan to reach it, it’s a question of sticking with your plan rather than become focused on near-term volatility. Bouts of volatility are normal. After all, it’s hard to cross the ocean without hitting an occasional rough patch. You need to focus on the destination.
One final thought. In weathering volatility, it’s the consistency of the return that is essential. Investors who chase higher returns are usually the first to sell when an investment goes through a bad patch, and they therefore don’t tend to benefit from the recovery. More disciplined investors who perhaps panic less or not at all during periods of volatility, tend to have improved long-term results and are more likely to reach their financial goals. Nothing is more important to us than making sure those who have entrusted us to protect and grow their assets are able to do what matters most to them.
Your success is our priority. Talk to your financial advisor about how working with Columbia Threadneedle Investments may help you position your portfolio for consistent, sustainable outcomes, no matter the market conditions.
Sincerely,
Christopher O. Petersen
President, Columbia Funds
The S&P 500 Index, an unmanaged index, measures the performance of 500 widely held, large-capitalization U.S. stocks and is frequently used as a general measure of market performance. Past performance is no guarantee of future results.
Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
© 2018 Columbia Management Investment Advisers, LLC. All rights reserved.
Columbia Mid Cap Index Fund   |  Annual Report 2018

Columbia Mid Cap Index Fund  |  Annual Report 2018

Fund at a Glance
Investment objective
Columbia Mid Cap Index Fund (the Fund) seeks total return before fees and expenses that corresponds to the total return of the Standard & Poor’s (S&P) MidCap 400 Index.
Portfolio management
Christopher Lo, Ph.D., CFA
Lead Portfolio Manager
Managed Fund since 2014
Vadim Shteyn
Portfolio Manager
Managed Fund since 2011
Morningstar style boxTM
The Morningstar Style Box is based on a fund’s portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.
© 2018 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.
Average annual total returns (%) (for the period ended February 28, 2018)
	Inception	1 Year	5 Years	10 Years
Class A	05/31/00	8.99	12.28	10.22
Institutional Class	03/31/00	9.22	12.56	10.49
Institutional 2 Class*	11/08/12	9.24	12.57	10.50
Institutional 3 Class*	03/01/17	9.22	12.55	10.49
S&P MidCap 400 Index		9.53	12.81	10.69
All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower. Effective November 1, 2017, Class R5, Class Y and Class Z shares were renamed Institutional 2 Class, Institutional 3 Class and Institutional Class shares, respectively.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting investor.columbiathreadneedleus.com or calling 800.345.6611.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit investor.columbiathreadneedleus.com/investment-products/mutual-funds/appended-performance for more information.
The S&P MidCap 400 Index is a market-value weighted index that tracks the performance of 400 mid-cap U.S. companies.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
2	Columbia Mid Cap Index Fund | Annual Report 2018

Fund at a Glance   (continued)
Performance of a hypothetical $10,000 investment (February 29, 2008 — February 28, 2018)
The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Mid Cap Index Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.
Top 10 holdings (%) (at February 28, 2018)
SVB Financial Group	0.8
Take-Two Interactive Software, Inc.	0.7
MSCI, Inc.	0.7
Broadridge Financial Solutions, Inc.	0.7
Bioverativ, Inc.	0.6
ABIOMED, Inc.	0.6
Teleflex, Inc.	0.6
Steel Dynamics, Inc.	0.6
IDEX Corp.	0.6
Reinsurance Group of America, Inc.	0.6
Percentages indicated are based upon total investments (excluding Money Market Funds).
For further detail about these holdings, please refer to the section entitled “Portfolio of Investments.”
Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.
Portfolio breakdown (%) (at February 28, 2018)
Common Stocks	98.6
Money Market Funds	1.4
Total	100.0
Percentages indicated are based upon total investments. The Fund’s portfolio composition is subject to change.
Equity sector breakdown (%) (at February 28, 2018)
Consumer Discretionary	12.0
Consumer Staples	3.7
Energy	3.8
Financials	17.9
Health Care	8.1
Industrials	15.3
Information Technology	18.5
Materials	7.2
Real Estate	8.4
Telecommunication Services	0.2
Utilities	4.9
Total	100.0
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.

Columbia Mid Cap Index Fund | Annual Report 2018	3

Manager Discussion of Fund Performance
For the 12-month period that ended February 28, 2018, the Fund’s Class A shares returned 8.99%. The Fund closely tracked its benchmark, the unmanaged S&P MidCap 400 Index, which returned 9.53% for the same period. Mutual funds, unlike unmanaged indices, incur operating expenses.
U.S. equity market posted strong results
Though tumultuous and often filled with political strife, overall the 12 months ended February 28, 2018 was a strong period for the U.S. equity market, especially notable since expectations were low. The S&P 500 Index advanced for the first 11 months in the period. However, after experiencing nine consecutive quarters of positive returns as of the end of calendar year 2017, its strongest quarterly advance in four years during the fourth quarter of 2017 and 14 closing highs in the month of January 2018, investors learned on February 8, 2018 that what goes up also goes down as the S&P 500 Index posted a 10.16% correction on that day.
For most of the period, stocks were boosted by a combination of accelerating economic growth, rising corporate earnings and a general lack of negative financial headlines. The rally gained additional momentum from the passage of a tax reform package that reduced the corporate tax rate from 35% to 21%. While not all companies will see the same benefit, investors viewed the cut as being supportive of both broad economic growth and corporate bottom-line earnings, capital investment and hiring. With U.S. Gross Domestic Product growth above 3% in the second and third quarters of 2017 before slowing to a 2.5% annualized rate in the final three months of 2017, unemployment nearing a 17-year low and corporate earnings enjoying a double-digit increase in 2017, the news augmented investors’ appetite for risk. Indeed, U.S. equities continued to hit record highs through January 2018 despite the U.S. Federal Reserve raising interest rates three times during the period — in March, June and December 2017 — bringing the targeted federal funds rate to a range of 1.25% to 1.50%.
Remarkably steady with consistently low volatility, the S&P 500 Index went through the entire calendar year 2017 without experiencing a correction of more than 3%. More than 75% of the stocks comprising the S&P 500 Index ended the year in positive territory, and more than 36% of stocks in the S&P 500 Index posted gains of more than 25% for the calendar year. In early February 2018, driven by the realization that interest rates would likely soon increase and renewed concerns about the increasingly hostile exchanges between North Korea and the White House, volatility returned with a vengeance, recording its largest ever one day increase on February 5th. The VIX, a measure of volatility in the U.S. equity market, also known colloquially as “the fear factor,” traded as high as 50.30, a 47.2% increase from January 2018’s 13.69 close. On the positive side, selling of stocks appeared to be controlled, with buying limiting the damage and most investors staying in the market. Though the S&P 500 Index and S&P MidCap 400 Index posted negative returns for February 2018, the U.S. equity markets rallied after February 8th, and by the end of the month, the U.S. equity market appeared to be in a trading range, permitting some balance of trade between those wanting in and those wanting out. The VIX closed the 12-month period at 19.85. For the period overall, mid-cap stocks posted solid positive returns but underperformed their larger cap counterparts by a significant margin.
S&P MidCap 400 Index impacted most by strength in economically-sensitive sectors
Six of the eleven sectors of the S&P MidCap 400 Index posted a positive return during the 12 months ended February 28, 2018. In terms of total return, health care, information technology and financials were the best relative performers. On the basis of impact, which takes weighting and total returns into account, information technology, industrials and health care, the first two of which are considered economically-sensitive cyclical sectors, were the best relative performers. The top performing industries for the period on the basis of impact were health care equipment and supplies; software; electronic equipment instruments and components; capital markets; and information technology services.
Conversely, consumer staples, real estate and energy, the first two considered more traditionally defensive sectors, were weakest from both a total return perspective and on the basis of impact. The worst performing industries for the period on the basis of impact were personal products; health care providers and services; technology hardware storage and peripherals; energy equipment and services; and equity real estate investment trusts.
4	Columbia Mid Cap Index Fund | Annual Report 2018

Manager Discussion of Fund Performance  (continued)
Top individual contributors within the S&P MidCap 400 Index included teeth alignment Invisalign system manufacturer Align Technology, cardiovascular products manufacturer ABIOMED, information technology services provider DXC Technology, semiconductor company IPG Photonics and software developer ANSYS. Top detractors were physician management services provider Mednax, health care services provider Envision Healthcare, biotechnology and pharmaceuticals company Merck, energy well-site services contractor Nabors Industries and food manufacturer TreeHouse Foods.
Information technology was the largest sector by weighting in the S&P MidCap 400 Index as of February 28, 2018, with a weighting of 17.55%. As always, each sector and stock in the S&P MidCap 400 Index was represented in the Fund with approximately the same weighting as in the Index and therefore had a similar effect.
Index additions and deletions drove portfolio changes
During the period, there were 53 additions and 55 deletions to the Index and the Fund’s portfolio. Among those stocks added to the Index and Fund were Nu Skin Enterprises, First Solar, Urban Outfitters, Frontier Communications, Southwestern Energy, Dun & Bradstreet, Acadia Healthcare, Cars.com, Pinnacle Financial Partners, Medidata Solutions, Transocean, Bed Bath & Beyond, Six Flags Entertainment, Scientific Games and Delphi Technologies. Deletions included Regency Centers, Vista Outdoor, Fossil Group, Advanced Micro Devices, Raymond James Financial, Joy Global, Waddell & Reed, JCPenney, Valspar, Align Technology, Kate Spade & Company, Panera Bread, WebMD Health, Brocade Communications Systems and HSN.
We do not anticipate any changes in the portfolio beyond the customary quarterly rebalancings and stock substitutions we make to align the Fund with the S&P MidCap 400 Index.
Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Investments in mid-cap companies involve risks and volatility greater than investments in larger, more established companies. The Fund’s net value will generally decline when the performance of its targeted index declines. Investing in derivatives is a specialized activity that involves special risks, which may result in significant losses See the Fund’s prospectus for more information on these and other risks.
The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
Columbia Mid Cap Index Fund | Annual Report 2018	5

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are transaction costs, which may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
September 1, 2017 — February 28, 2018
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,082.70	1,022.56	2.32	2.26	0.45
Institutional Class (formerly Class Z)	1,000.00	1,000.00	1,083.80	1,023.80	1.03	1.00	0.20
Institutional 2 Class (formerly Class R5)	1,000.00	1,000.00	1,084.10	1,023.80	1.03	1.00	0.20
Institutional 3 Class (formerly Class Y)	1,000.00	1,000.00	1,083.90	1,023.80	1.03	1.00	0.20
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.
6	Columbia Mid Cap Index Fund | Annual Report 2018

Portfolio of Investments
February 28, 2018
(Percentages represent value of investments compared to net assets)
Common Stocks 98.6%
Issuer	Shares	Value ($)
Consumer Discretionary 11.8%
Auto Components 0.9%
Cooper Tire & Rubber Co.	135,370	4,243,850
Dana, Inc.	382,470	10,162,228
Delphi Technologies PLC	234,830	11,213,132
Gentex Corp.	749,526	17,021,735
Total		42,640,945
Automobiles 0.3%
Thor Industries, Inc.	129,374	16,689,246
Distributors 0.3%
Pool Corp.	106,040	14,636,701
Diversified Consumer Services 0.8%
Adtalem Global Education, Inc.(a)	160,158	7,375,276
Graham Holdings Co., Class B	12,212	7,084,181
Service Corp. International	494,971	18,526,765
Sotheby’s (a)	98,412	4,544,666
Total		37,530,888
Hotels, Restaurants & Leisure 2.9%
Boyd Gaming Corp.	216,910	7,674,276
Brinker International, Inc.	122,209	4,207,656
Cheesecake Factory, Inc. (The)	112,415	5,226,173
Churchill Downs, Inc.	30,030	7,753,746
Cracker Barrel Old Country Store, Inc.	63,350	9,888,935
Domino’s Pizza, Inc.	115,460	25,679,459
Dunkin’ Brands Group, Inc.	238,460	14,281,369
ILG, Inc.	278,370	8,451,313
International Speedway Corp., Class A	64,569	2,905,605
Jack in the Box, Inc.	77,680	6,997,414
Papa John’s International, Inc.	67,540	3,899,760
Scientific Games Corp., Class A(a)	139,630	6,206,553
Six Flags Entertainment Corp.	205,720	13,184,595
Texas Roadhouse, Inc.	172,710	9,543,955
Wendy’s Co. (The)	479,568	7,649,110
Total		133,549,919
Common Stocks (continued)
Issuer	Shares	Value ($)
Household Durables 1.6%
Helen of Troy Ltd.(a)	71,990	6,482,700
KB Home	222,226	6,166,772
NVR, Inc.(a)	9,182	26,105,987
Tempur Sealy International, Inc.(a)	121,584	6,009,897
Toll Brothers, Inc.	388,556	17,030,409
TRI Pointe Group, Inc.(a)	397,150	6,088,310
Tupperware Brands Corp.	134,350	6,589,867
Total		74,473,942
Leisure Products 0.7%
Brunswick Corp.	231,510	13,242,372
Polaris Industries, Inc.	153,554	17,503,620
Total		30,745,992
Media 1.5%
AMC Networks, Inc., Class A(a)	133,004	6,992,020
Cable One, Inc.	12,384	8,433,009
Cinemark Holdings, Inc.	279,813	11,908,841
John Wiley & Sons, Inc., Class A	117,664	7,559,912
Live Nation Entertainment, Inc.(a)	353,740	15,847,552
Meredith Corp.	104,438	5,984,297
New York Times Co. (The), Class A	332,349	8,009,611
TEGNA, Inc.	567,930	7,303,580
Total		72,038,822
Multiline Retail 0.2%
Big Lots, Inc.	112,080	6,298,896
Dillard’s, Inc., Class A	55,470	4,523,578
Total		10,822,474
Specialty Retail 1.8%
Aaron’s, Inc.	164,399	7,596,878
American Eagle Outfitters, Inc.	444,054	8,556,921
AutoNation, Inc.(a)	156,580	7,861,882
Bed Bath & Beyond, Inc.	378,170	8,107,965
Dick’s Sporting Goods, Inc.	218,320	6,990,606
GameStop Corp., Class A	267,460	4,196,447
Michaels Companies, Inc. (The)(a)	291,470	6,706,725
Murphy USA, Inc.(a)	85,430	6,416,647
Office Depot, Inc.	1,359,242	3,574,807
Sally Beauty Holdings, Inc.(a)	339,080	5,710,107

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Mid Cap Index Fund | Annual Report 2018	7

Portfolio of Investments  (continued)
February 28, 2018
Common Stocks (continued)
Issuer	Shares	Value ($)
Urban Outfitters, Inc.(a)	211,480	7,463,129
Williams-Sonoma, Inc.	205,188	10,620,531
Total		83,802,645
Textiles, Apparel & Luxury Goods 0.8%
Carter’s, Inc.	124,932	14,577,066
Deckers Outdoor Corp.(a)	84,382	7,980,850
Skechers U.S.A., Inc., Class A(a)	353,570	14,468,084
Total		37,026,000
Total Consumer Discretionary		553,957,574
Consumer Staples 3.6%
Beverages 0.1%
Boston Beer Co., Inc. (The), Class A(a)	22,870	3,728,954
Food & Staples Retailing 0.5%
Casey’s General Stores, Inc.	100,950	11,337,694
Sprouts Farmers Market, Inc.(a)	326,730	8,416,565
United Natural Foods, Inc.(a)	134,161	5,724,650
Total		25,478,909
Food Products 2.4%
Dean Foods Co.	240,435	2,084,571
Flowers Foods, Inc.	486,981	10,099,986
Hain Celestial Group, Inc. (The)(a)	274,020	9,530,416
Ingredion, Inc.	189,726	24,785,805
Lamb Weston Holdings, Inc.	385,900	20,873,331
Lancaster Colony Corp.	51,445	6,088,001
Post Holdings, Inc.(a)	174,561	13,228,232
Sanderson Farms, Inc.	52,840	6,507,246
Snyders-Lance, Inc.	226,420	11,293,830
Tootsie Roll Industries, Inc.	50,223	1,677,448
TreeHouse Foods, Inc.(a)	151,050	5,742,921
Total		111,911,787
Household Products 0.2%
Energizer Holdings, Inc.	160,353	8,736,031
Personal Products 0.4%
Avon Products, Inc.(a)	1,161,630	3,055,087
Edgewell Personal Care Co.(a)	147,893	7,416,834
Nu Skin Enterprises, Inc., Class A	130,660	9,198,464
Total		19,670,385
Total Consumer Staples		169,526,066
Common Stocks (continued)
Issuer	Shares	Value ($)
Energy 3.8%
Energy Equipment & Services 1.3%
Core Laboratories NV	116,450	11,989,692
Diamond Offshore Drilling, Inc.(a)	170,270	2,468,915
Dril-Quip, Inc.(a)	99,960	4,503,198
Ensco PLC, Class A	1,151,130	5,111,017
Nabors Industries Ltd.	838,480	5,424,966
Oceaneering International, Inc.	259,446	4,768,617
Patterson-UTI Energy, Inc.	587,273	10,612,023
Rowan Companies PLC, Class A(a)	299,960	3,647,514
Superior Energy Services, Inc.(a)	404,149	3,455,474
Transocean Ltd.(a)	1,104,420	10,061,266
Total		62,042,682
Oil, Gas & Consumable Fuels 2.5%
Callon Petroleum Co.(a)	532,870	5,632,436
CNX Resources Corp.(a)	546,750	8,786,273
Energen Corp.(a)	256,605	14,038,860
Gulfport Energy Corp.(a)	435,020	4,219,694
HollyFrontier Corp.	468,030	20,045,725
Matador Resources Co.(a)	254,820	7,354,105
Murphy Oil Corp.	428,270	10,856,644
PBF Energy, Inc., Class A	290,510	8,514,848
QEP Resources, Inc.(a)	636,090	5,483,096
SM Energy Co.	271,119	4,972,322
Southwestern Energy Co.(a)	1,349,250	4,816,823
World Fuel Services Corp.	178,520	4,079,182
WPX Energy, Inc.(a)	1,050,370	14,841,728
Total		113,641,736
Total Energy		175,684,418
Financials 17.7%
Banks 8.8%
Associated Banc-Corp.	445,849	11,012,470
BancorpSouth Bank	221,790	6,986,385
Bank of Hawaii Corp.	112,146	9,197,093
Bank of the Ozarks	320,590	15,994,235
Cathay General Bancorp	200,565	8,235,199
Chemical Financial Corp.	187,890	10,369,649
Commerce Bancshares, Inc.	247,928	14,322,801

The accompanying Notes to Financial Statements are an integral part of this statement.
8	Columbia Mid Cap Index Fund | Annual Report 2018

Portfolio of Investments  (continued)
February 28, 2018
Common Stocks (continued)
Issuer	Shares	Value ($)
Cullen/Frost Bankers, Inc.	151,749	15,780,379
East West Bancorp, Inc.	381,607	25,014,339
First Horizon National Corp.	856,940	16,324,707
FNB Corp.	853,350	11,963,967
Fulton Financial Corp.	462,335	8,368,264
Hancock Holding Co.	224,881	11,626,348
Home Bancshares, Inc.	417,350	9,594,877
International Bancshares Corp.	143,042	5,528,573
MB Financial, Inc.	221,330	9,076,743
PacWest Bancorp	340,400	17,748,456
Pinnacle Financial Partners, Inc.	194,750	12,571,112
Prosperity Bancshares, Inc.	183,455	13,759,125
Signature Bank(a)	141,731	20,719,655
Sterling Bancorp	593,250	13,793,062
SVB Financial Group(a)	139,237	34,667,228
Synovus Financial Corp.	315,665	15,562,284
TCF Financial Corp.	453,919	10,122,394
Texas Capital Bancshares, Inc.(a)	131,020	11,818,004
Trustmark Corp.	178,840	5,586,962
UMB Financial Corp.	115,850	8,457,050
Umpqua Holdings Corp.	581,370	12,388,995
United Bankshares, Inc.	277,190	9,840,245
Valley National Bancorp	695,291	8,670,279
Webster Financial Corp.	243,085	13,267,579
Wintrust Financial Corp.	147,640	12,477,056
Total		410,845,515
Capital Markets 3.7%
Eaton Vance Corp.	311,732	16,499,975
Factset Research Systems, Inc.	103,254	20,979,148
Federated Investors, Inc., Class B	250,390	8,157,706
Interactive Brokers Group, Inc., Class A	188,700	13,095,780
Janus Henderson Group PLC	476,197	16,828,802
Legg Mason, Inc.	223,200	8,907,912
MarketAxess Holdings, Inc.	99,230	20,084,152
MSCI, Inc.	237,767	33,648,786
SEI Investments Co.	345,065	25,131,084
Stifel Financial Corp.	180,760	11,545,141
Total		174,878,486
Common Stocks (continued)
Issuer	Shares	Value ($)
Consumer Finance 0.3%
SLM Corp.(a)	1,140,230	12,439,909
Insurance 4.3%
Alleghany Corp.(a)	40,758	24,705,462
American Financial Group, Inc.	181,447	20,467,222
Aspen Insurance Holdings Ltd.	156,844	5,709,122
Brown & Brown, Inc.	305,473	16,080,099
CNO Financial Group, Inc.	442,910	9,983,191
First American Financial Corp.	292,315	16,963,039
Genworth Financial, Inc., Class A(a)	1,317,780	3,584,362
Hanover Insurance Group, Inc. (The)	111,890	12,074,050
Kemper Corp.	129,041	7,277,912
Mercury General Corp.	96,411	4,400,198
Old Republic International Corp.	647,716	12,973,751
Primerica, Inc.	116,815	11,389,462
Reinsurance Group of America, Inc.	170,029	26,148,760
RenaissanceRe Holdings Ltd.	105,680	13,556,630
WR Berkley Corp.	254,023	17,370,093
Total		202,683,353
Thrifts & Mortgage Finance 0.6%
New York Community Bancorp, Inc.	1,291,144	17,585,381
Washington Federal, Inc.	230,199	7,987,906
Total		25,573,287
Total Financials		826,420,550
Health Care 8.0%
Biotechnology 0.9%
Bioverativ, Inc.(a)	285,550	29,891,374
United Therapeutics Corp.(a)	114,078	13,215,936
Total		43,107,310
Health Care Equipment & Supplies 3.3%
ABIOMED, Inc.(a)	110,900	29,741,162
Globus Medical, Inc., Class A(a)	191,380	9,117,343
Halyard Health, Inc.(a)	123,540	6,100,405
Hill-Rom Holdings, Inc.	173,774	14,537,933
LivaNova PLC(a)	114,470	10,272,538
Masimo Corp.(a)	125,500	10,985,015
NuVasive, Inc.(a)	134,560	6,507,322
STERIS PLC	224,548	20,501,232

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Mid Cap Index Fund | Annual Report 2018	9

Portfolio of Investments  (continued)
February 28, 2018
Common Stocks (continued)
Issuer	Shares	Value ($)
Teleflex, Inc.	118,937	29,714,031
West Pharmaceutical Services, Inc.	196,030	17,097,736
Total		154,574,717
Health Care Providers & Services 1.7%
Acadia Healthcare Co., Inc.(a)	215,650	8,216,265
HealthSouth Corp.	260,670	13,883,284
Lifepoint Hospitals, Inc.(a)	104,057	4,797,028
Mednax, Inc.(a)	247,262	13,594,465
Molina Healthcare, Inc.(a)	116,060	8,391,138
Owens & Minor, Inc.	161,710	2,653,661
Tenet Healthcare Corp.(a)	213,190	4,391,714
WellCare Health Plans, Inc.(a)	117,546	22,793,345
Total		78,720,900
Health Care Technology 0.4%
Allscripts Healthcare Solutions, Inc.(a)	477,013	6,616,170
Medidata Solutions, Inc.(a)	154,340	10,133,965
Total		16,750,135
Life Sciences Tools & Services 1.0%
Bio-Rad Laboratories, Inc., Class A(a)	53,371	14,412,305
Bio-Techne Corp.	98,901	13,978,667
Charles River Laboratories International, Inc.(a)	125,038	13,330,301
Syneos Health, Inc.(a)	148,760	6,233,044
Total		47,954,317
Pharmaceuticals 0.7%
Akorn, Inc.(a)	247,650	4,195,191
Catalent, Inc.(a)	350,760	14,644,230
Endo International PLC(a)	530,560	3,345,181
Mallinckrodt PLC(a)	250,820	4,183,678
Prestige Brands Holdings, Inc.(a)	140,030	4,733,014
Total		31,101,294
Total Health Care		372,208,673
Common Stocks (continued)
Issuer	Shares	Value ($)
Industrials 15.1%
Aerospace & Defense 1.4%
Curtiss-Wright Corp.	116,500	15,725,170
Esterline Technologies Corp.(a)	69,663	5,148,096
KLX, Inc.(a)	135,762	9,188,372
Orbital ATK, Inc.	152,297	20,112,342
Teledyne Technologies, Inc.(a)	93,550	17,395,622
Total		67,569,602
Airlines 0.4%
JetBlue Airways Corp.(a)	846,536	17,819,583
Building Products 0.4%
Lennox International, Inc.	99,262	20,311,983
Commercial Services & Supplies 2.0%
Brink’s Co. (The)	133,270	9,795,345
Clean Harbors, Inc.(a)	136,780	6,829,425
Copart, Inc.(a)	530,928	24,852,740
Deluxe Corp.	127,042	9,019,982
Healthcare Services Group, Inc.	193,450	8,788,434
Herman Miller, Inc.	157,819	5,665,702
HNI Corp.	114,655	4,239,942
MSA Safety, Inc.	89,366	7,205,581
Pitney Bowes, Inc.	492,980	6,112,952
Rollins, Inc.	253,209	12,728,816
Total		95,238,919
Construction & Engineering 1.2%
AECOM (a)	416,145	14,777,309
Dycom Industries, Inc.(a)	81,680	8,922,723
EMCOR Group, Inc.	155,270	11,848,654
Granite Construction, Inc.	105,212	6,112,817
KBR, Inc.	369,827	5,599,181
Valmont Industries, Inc.	59,691	8,780,546
Total		56,041,230
Electrical Equipment 0.8%
EnerSys	111,210	7,750,225
Hubbell, Inc.	144,415	18,925,586
Regal Beloit Corp.	116,964	8,456,497
Total		35,132,308

The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Mid Cap Index Fund | Annual Report 2018

Portfolio of Investments  (continued)
February 28, 2018
Common Stocks (continued)
Issuer	Shares	Value ($)
Industrial Conglomerates 0.4%
Carlisle Companies, Inc.	163,664	16,842,662
Machinery 5.0%
AGCO Corp.	174,091	11,594,461
Crane Co.	133,185	12,294,307
Donaldson Co., Inc.	342,965	16,277,119
Graco, Inc.	444,566	19,716,502
IDEX Corp.	201,713	27,594,338
ITT, Inc.	232,332	11,658,420
Kennametal, Inc.	213,976	8,815,811
Lincoln Electric Holdings, Inc.	163,185	14,285,215
Nordson Corp.	134,036	17,970,206
Oshkosh Corp.	198,460	15,664,448
Terex Corp.	210,925	8,757,606
Timken Co. (The)	180,325	7,898,235
Toro Co. (The)	284,520	18,086,936
Trinity Industries, Inc.	400,726	13,079,697
Wabtec Corp.	225,570	18,347,864
Woodward, Inc.	145,507	10,306,261
Total		232,347,426
Marine 0.2%
Kirby Corp.(a)	141,848	10,638,600
Professional Services 0.7%
Dun & Bradstreet Corp. (The)	97,570	12,200,153
ManpowerGroup, Inc.	174,957	20,725,406
Total		32,925,559
Road & Rail 1.9%
Avis Budget Group, Inc.(a)	189,170	8,546,701
Genesee & Wyoming, Inc., Class A(a)	162,824	11,321,153
Knight-Swift Transportation Holdings, Inc.	338,230	16,289,157
Landstar System, Inc.	110,688	12,042,854
Old Dominion Freight Line, Inc.	180,510	25,076,449
Ryder System, Inc.	139,790	10,116,602
Werner Enterprises, Inc.	118,404	4,410,549
Total		87,803,465
Common Stocks (continued)
Issuer	Shares	Value ($)
Trading Companies & Distributors 0.7%
GATX Corp.	101,118	6,971,075
MSC Industrial Direct Co., Inc., Class A	117,590	10,286,773
NOW, Inc.(a)	284,250	2,697,533
Watsco, Inc.	80,563	13,322,703
Total		33,278,084
Total Industrials		705,949,421
Information Technology 18.2%
Communications Equipment 1.0%
Arris International PLC(a)	466,020	11,883,510
Ciena Corp.(a)	376,712	8,728,417
InterDigital, Inc.	91,644	6,580,039
Netscout Systems, Inc.(a)	230,060	6,108,093
Plantronics, Inc.	87,299	4,717,638
Viasat, Inc.(a)	142,990	9,979,272
Total		47,996,969
Electronic Equipment, Instruments & Components 5.2%
Arrow Electronics, Inc.(a)	232,256	18,947,444
Avnet, Inc.	319,260	13,632,402
Belden, Inc.	111,340	8,097,758
Cognex Corp.	457,190	24,555,675
Coherent, Inc.(a)	65,030	13,601,675
IPG Photonics Corp.(a)	99,090	24,340,468
Jabil, Inc.	466,350	12,633,422
Keysight Technologies, Inc.(a)	489,390	23,006,224
Knowles Corp.(a)	236,060	3,408,706
Littelfuse, Inc.	65,440	13,578,800
National Instruments Corp.	283,046	14,310,806
SYNNEX Corp.	77,020	9,523,523
Tech Data Corp.(a)	91,654	9,471,524
Trimble Navigation Ltd.(a)	664,668	25,210,857
VeriFone Systems, Inc.(a)	296,216	4,917,186
Vishay Intertechnology, Inc.	348,158	6,406,107
Zebra Technologies Corp., Class A(a)	140,425	19,398,310
Total		245,040,887

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Mid Cap Index Fund | Annual Report 2018	11

Portfolio of Investments  (continued)
February 28, 2018
Common Stocks (continued)
Issuer	Shares	Value ($)
Internet Software & Services 0.7%
Cars.com Inc(a)	188,960	5,175,614
j2 Global, Inc.	127,800	9,459,756
LogMeIn, Inc.	139,090	16,071,850
Total		30,707,220
IT Services 3.7%
Acxiom Corp.(a)	209,133	5,723,970
Broadridge Financial Solutions, Inc.	307,712	30,888,131
Convergys Corp.	243,974	5,662,637
CoreLogic, Inc.(a)	217,477	9,895,203
DST Systems, Inc.	158,984	13,222,699
Jack Henry & Associates, Inc.	203,908	23,918,408
Leidos Holdings, Inc.	375,432	23,768,600
MAXIMUS, Inc.	171,970	11,518,551
Sabre Corp.	550,640	12,648,201
Science Applications International Corp.	114,164	8,264,332
Teradata Corp.(a)	319,450	11,762,149
WEX, Inc.(a)	105,357	15,756,139
Total		173,029,020
Semiconductors & Semiconductor Equipment 3.3%
Cirrus Logic, Inc.(a)	168,080	7,447,625
Cree, Inc.(a)	259,088	9,801,299
Cypress Semiconductor Corp.	880,902	15,389,358
First Solar, Inc.(a)	215,060	13,516,521
Integrated Device Technology, Inc.(a)	350,701	10,640,268
Microsemi Corp.(a)	310,460	20,148,854
MKS Instruments, Inc.	143,340	15,960,909
Monolithic Power Systems, Inc.	100,840	11,804,330
Silicon Laboratories, Inc.(a)	112,372	10,506,782
Synaptics, Inc.(a)	89,840	4,174,865
Teradyne, Inc.	517,870	23,511,298
Versum Materials, Inc.	287,230	10,633,255
Total		153,535,364
Software 3.9%
ACI Worldwide, Inc.(a)	313,058	7,403,822
Blackbaud, Inc.	126,960	13,015,939
CDK Global, Inc.	346,760	23,815,477
CommVault Systems, Inc.(a)	113,395	5,902,210
Common Stocks (continued)
Issuer	Shares	Value ($)
Fair Isaac Corp.	79,172	13,454,489
Fortinet, Inc.(a)	394,840	19,927,575
Manhattan Associates, Inc.(a)	181,970	7,660,937
PTC, Inc.(a)	305,220	22,513,027
Take-Two Interactive Software, Inc.(a)	301,110	33,685,176
Tyler Technologies, Inc.(a)	92,240	18,734,866
Ultimate Software Group, Inc. (The)(a)	74,930	17,867,808
Total		183,981,326
Technology Hardware, Storage & Peripherals 0.4%
3D Systems Corp.(a)	300,610	2,855,795
Diebold, Inc.	199,412	3,130,768
NCR Corp.(a)	321,560	10,611,480
Total		16,598,043
Total Information Technology		850,888,829
Materials 7.1%
Chemicals 2.8%
Ashland Global Holdings, Inc.	164,060	11,618,729
Cabot Corp.	163,549	9,842,379
Chemours Co. LLC (The)	488,850	23,225,263
Minerals Technologies, Inc.	93,375	6,414,863
NewMarket Corp.	24,413	10,202,437
Olin Corp.	438,933	14,265,323
PolyOne Corp.	213,330	8,812,662
RPM International, Inc.	352,551	17,546,463
Scotts Miracle-Gro Co. (The), Class A	107,947	9,697,958
Sensient Technologies Corp.	114,780	8,258,421
Valvoline, Inc.	534,947	12,255,636
Total		132,140,134
Construction Materials 0.3%
Eagle Materials, Inc.	128,370	12,866,525
Containers & Packaging 1.2%
AptarGroup, Inc.	164,462	14,706,192
Bemis Co., Inc.	239,730	10,569,696
Greif, Inc., Class A	68,203	3,926,447
Owens-Illinois, Inc.(a)	430,310	9,277,484
Silgan Holdings, Inc.	195,230	5,554,293
Sonoco Products Co.	262,416	12,588,095
Total		56,622,207

The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Mid Cap Index Fund | Annual Report 2018

Portfolio of Investments  (continued)
February 28, 2018
Common Stocks (continued)
Issuer	Shares	Value ($)
Metals & Mining 2.4%
Allegheny Technologies, Inc.(a)	332,290	8,609,634
Carpenter Technology Corp.	123,602	6,296,286
Commercial Metals Co.	305,832	7,431,717
Compass Minerals International, Inc.	89,304	5,385,031
Reliance Steel & Aluminum Co.	192,501	17,357,815
Royal Gold, Inc.	172,805	13,957,460
Steel Dynamics, Inc.	625,579	28,933,029
United States Steel Corp.	461,120	20,063,331
Worthington Industries, Inc.	118,040	5,222,090
Total		113,256,393
Paper & Forest Products 0.4%
Domtar Corp.	165,516	7,408,496
Louisiana-Pacific Corp.	382,477	10,900,595
Total		18,309,091
Total Materials		333,194,350
Real Estate 8.3%
Equity Real Estate Investment Trusts (REITS) 7.9%
Alexander & Baldwin, Inc.	178,109	3,916,617
American Campus Communities, Inc.	360,183	13,139,476
Camden Property Trust	244,647	19,500,812
CoreCivic, Inc.	312,065	6,487,831
Coresite Realty Corp.	90,270	8,471,840
Corporate Office Properties Trust	262,981	6,564,006
Cousins Properties, Inc.	1,108,820	9,247,559
CyrusOne, Inc.	241,020	12,026,898
DCT Industrial Trust, Inc.	245,880	13,609,458
Douglas Emmett, Inc.	420,710	15,040,382
Education Realty Trust, Inc.	199,990	6,227,689
EPR Properties	169,190	9,750,420
First Industrial Realty Trust, Inc.	316,400	8,868,692
GEO Group, Inc. (The)	327,455	6,974,792
Healthcare Realty Trust, Inc.	329,720	8,754,066
Highwoods Properties, Inc.	272,584	11,723,838
Hospitality Properties Trust	433,893	11,038,238
JBG SMITH Properties	246,530	8,049,205
Kilroy Realty Corp.	259,735	17,687,953
Lamar Advertising Co., Class A	221,799	14,742,980
Common Stocks (continued)
Issuer	Shares	Value ($)
LaSalle Hotel Properties	298,910	7,332,262
Liberty Property Trust	389,201	15,280,031
Life Storage, Inc.	122,860	9,651,882
Mack-Cali Realty Corp.	237,198	4,006,274
Medical Properties Trust, Inc.	961,400	11,786,764
National Retail Properties, Inc.	401,438	14,949,551
Omega Healthcare Investors, Inc.	522,930	13,324,256
PotlatchDeltic Corp.	158,437	8,104,053
Quality Care Properties, Inc.(a)	247,670	3,068,631
Rayonier, Inc.	340,395	11,570,026
Sabra Health Care REIT, Inc.	470,549	7,942,867
Senior Housing Properties Trust	627,365	9,498,306
Tanger Factory Outlet Centers, Inc.	249,560	5,570,179
Taubman Centers, Inc.	160,289	9,370,495
Uniti Group, Inc.	435,404	6,683,451
Urban Edge Properties	279,450	6,030,531
Washington Prime Group, Inc.	490,440	3,212,382
Weingarten Realty Investors	315,307	8,554,279
Total		367,758,972
Real Estate Management & Development 0.4%
Jones Lang LaSalle, Inc.	119,768	19,235,938
Total Real Estate		386,994,910
Telecommunication Services 0.1%
Wireless Telecommunication Services 0.1%
Telephone & Data Systems, Inc.	242,195	6,791,148
Total Telecommunication Services		6,791,148
Utilities 4.9%
Electric Utilities 1.7%
Great Plains Energy, Inc.	569,356	16,596,727
Hawaiian Electric Industries, Inc.	287,206	9,466,310
IDACORP, Inc.	133,039	10,782,811
OGE Energy Corp.	527,238	16,523,639
PNM Resources, Inc.	210,290	7,402,208
Westar Energy, Inc.	375,011	18,274,286
Total		79,045,981

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Mid Cap Index Fund | Annual Report 2018	13

Portfolio of Investments  (continued)
February 28, 2018
Common Stocks (continued)
Issuer	Shares	Value ($)
Gas Utilities 2.0%
Atmos Energy Corp.	292,577	23,549,523
National Fuel Gas Co.	225,945	11,168,461
New Jersey Resources Corp.	229,330	8,737,473
ONE Gas, Inc.	137,990	8,774,784
Southwest Gas Holdings, Inc.	126,020	8,302,198
UGI Corp.	457,141	19,698,206
WGL Holdings, Inc.	135,575	11,287,974
Total		91,518,619
Multi-Utilities 0.9%
Black Hills Corp.	141,202	7,171,650
MDU Resources Group, Inc.	515,616	13,555,545
NorthWestern Corp.	128,300	6,553,564
Vectren Corp.	219,130	13,202,582
Total		40,483,341
Common Stocks (continued)
Issuer	Shares	Value ($)
Water Utilities 0.3%
Aqua America, Inc.	469,118	16,039,144
Total Utilities		227,087,085
Total Common Stocks (Cost $3,115,472,826)		4,608,703,024

Money Market Funds 1.4%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 1.544%(b),(c)	66,343,121	66,336,487
Total Money Market Funds (Cost $66,341,263)		66,336,487
Total Investments (Cost: $3,181,814,089)		4,675,039,511
Other Assets & Liabilities, Net		(1,049,312)
Net Assets		4,673,990,199

At February 28, 2018, securities and/or cash totaling $2,962,500 were pledged as collateral.
Investments in derivatives
Long futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
S&P Mid 400 E-mini	26	03/2018	USD	4,847,700	3,566	—
S&P Mid 400 E-mini	297	03/2018	USD	55,375,650	—	(116,117)
Total					3,566	(116,117)
Notes to Portfolio of Investments
(a)	Non-income producing investment.
(b)	The rate shown is the seven-day current annualized yield at February 28, 2018.
(c)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended February 28, 2018 are as follows:

Issuer	Beginning shares	Shares purchased	Shares sold	Ending shares	Realized gain (loss) — affiliated issuers ($)	Net change in unrealized appreciation (depreciation) — affiliated issuers ($)	Dividends — affiliated issuers ($)	Value — affiliated issuers at end of period ($)
Columbia Short-Term Cash Fund, 1.544%
	157,414,880	834,121,038	(925,192,797)	66,343,121	(18,105)	(4,776)	840,876	66,336,487
Currency Legend
USD	US Dollar
The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia Mid Cap Index Fund | Annual Report 2018

Portfolio of Investments  (continued)
February 28, 2018
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
¦	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
¦	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
¦	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Certain investments that have been measured at fair value using the net asset value (NAV) per share (or its equivalent) are not categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to reconcile the fair value hierarchy to the amounts presented in the Portfolio of Investments. The Columbia Short-Term Cash Fund seeks to provide shareholders with maximum current income consistent with liquidity and stability of principal. Columbia Short-Term Cash Fund prices its shares with a floating NAV and no longer seeks to maintain a stable NAV.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.
The following table is a summary of the inputs used to value the Fund’s investments at February 28, 2018:
	Level 1 quoted prices in active markets for identical assets ($)	Level 2 other significant observable inputs ($)	Level 3 significant unobservable inputs ($)	Investments measured at net asset value ($)	Total ($)
Investments
Common Stocks
Consumer Discretionary	553,957,574	—	—	—	553,957,574
Consumer Staples	169,526,066	—	—	—	169,526,066
Energy	175,684,418	—	—	—	175,684,418
Financials	826,420,550	—	—	—	826,420,550
Health Care	372,208,673	—	—	—	372,208,673
Industrials	705,949,421	—	—	—	705,949,421
Information Technology	850,888,829	—	—	—	850,888,829
Materials	333,194,350	—	—	—	333,194,350
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Mid Cap Index Fund | Annual Report 2018	15

Portfolio of Investments  (continued)
February 28, 2018
Fair value measurements  (continued)
	Level 1 quoted prices in active markets for identical assets ($)	Level 2 other significant observable inputs ($)	Level 3 significant unobservable inputs ($)	Investments measured at net asset value ($)	Total ($)
Real Estate	386,994,910	—	—	—	386,994,910
Telecommunication Services	6,791,148	—	—	—	6,791,148
Utilities	227,087,085	—	—	—	227,087,085
Total Common Stocks	4,608,703,024	—	—	—	4,608,703,024
Money Market Funds	—	—	—	66,336,487	66,336,487
Total Investments	4,608,703,024	—	—	66,336,487	4,675,039,511
Derivatives
Asset
Futures Contracts	3,566	—	—	—	3,566
Liability
Futures Contracts	(116,117)	—	—	—	(116,117)
Total	4,608,590,473	—	—	66,336,487	4,674,926,960
See the Portfolio of Investments for all investment classifications not indicated in the table.
Derivative instruments are valued at unrealized appreciation (depreciation).
There were no transfers of financial assets between levels during the period.
The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia Mid Cap Index Fund | Annual Report 2018

Statement of Assets and Liabilities
February 28, 2018
Assets
Investments in securities, at value
Unaffiliated issuers (cost $3,115,472,826)	$4,608,703,024
Affiliated issuers (cost $66,341,263)	66,336,487
Margin deposits on:
Futures contracts	2,962,500
Receivable for:
Capital shares sold	6,761,740
Dividends	5,257,159
Variation margin for futures contracts	2,742
Expense reimbursement due from Investment Manager	14,655
Prepaid expenses	7,052
Other assets	1,031
Total assets	4,690,046,390
Liabilities
Payable for:
Capital shares purchased	14,232,361
Variation margin for futures contracts	904,550
Management services fees	25,962
Distribution and/or service fees	10,748
Transfer agent fees	518,254
Compensation of board members	206,165
Compensation of chief compliance officer	45
Other expenses	158,106
Total liabilities	16,056,191
Net assets applicable to outstanding capital stock	$4,673,990,199
Represented by
Paid in capital	3,162,409,343
Undistributed net investment income	2,696,844
Accumulated net realized gain	15,771,141
Unrealized appreciation (depreciation) on:
Investments - unaffiliated issuers	1,493,230,198
Investments - affiliated issuers	(4,776)
Futures contracts	(112,551)
Total - representing net assets applicable to outstanding capital stock	$4,673,990,199
Class A
Net assets	$1,543,057,267
Shares outstanding	94,949,755
Net asset value per share	$16.25
Institutional Class
Net assets	$2,229,366,423
Shares outstanding	137,777,286
Net asset value per share	$16.18
Institutional 2 Class(a)
Net assets	$893,472,951
Shares outstanding	54,137,327
Net asset value per share	$16.50
Institutional 3 Class(b)
Net assets	$8,093,558
Shares outstanding	508,687
Net asset value per share	$15.91

(a)	Prior to November 1, 2017, Institutional 2 Class shares were known as Class R5 shares.
(b)	Prior to November 1, 2017, Institutional 3 Class shares were known as Class Y shares.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Mid Cap Index Fund | Annual Report 2018	17

Statement of Operations
Year Ended February 28, 2018
Net investment income
Income:
Dividends — unaffiliated issuers	$69,135,558
Dividends — affiliated issuers	840,876
Foreign taxes withheld	(53,344)
Total income	69,923,090
Expenses:
Management services fees	9,335,783
Distribution and/or service fees
Class A	3,993,824
Transfer agent fees
Class A	1,844,729
Class I(a)	1
Institutional Class(b)	2,597,693
Institutional 2 Class(c)	515,360
Institutional 3 Class(d)	32
Compensation of board members	111,356
Custodian fees	42,986
Printing and postage fees	189,368
Registration fees	115,881
Licensing fees and expenses	35,887
Audit fees	34,547
Legal fees	46,913
Compensation of chief compliance officer	851
Other	95,819
Total expenses	18,961,030
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(5,631,382)
Expense reduction	(40)
Total net expenses	13,329,608
Net investment income	56,593,482
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	315,766,300
Investments — affiliated issuers	(18,105)
Futures contracts	7,045,539
Net realized gain	322,793,734
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	41,403,984
Investments — affiliated issuers	(4,776)
Futures contracts	(3,729,231)
Net change in unrealized appreciation (depreciation)	37,669,977
Net realized and unrealized gain	360,463,711
Net increase in net assets resulting from operations	$417,057,193

(a)	Effective March 27, 2017, Class I shares were redeemed or exchanged for Institutional 3 Class shares.
(b)	Prior to November 1, 2017, Institutional Class shares were known as Class Z shares.
(c)	Prior to November 1, 2017, Institutional 2 Class shares were known as Class R5 shares.
(d)	Prior to November 1, 2017, Institutional 3 Class shares were known as Class Y shares.
The accompanying Notes to Financial Statements are an integral part of this statement.
18	Columbia Mid Cap Index Fund | Annual Report 2018

Statement of Changes in Net Assets
	Year Ended February 28, 2018 (a)	Year Ended February 28, 2017
Operations
Net investment income	$56,593,482	$47,605,912
Net realized gain	322,793,734	284,610,813
Net change in unrealized appreciation (depreciation)	37,669,977	695,563,936
Net increase in net assets resulting from operations	417,057,193	1,027,780,661
Distributions to shareholders
Net investment income
Class A	(15,689,626)	(14,153,838)
Class I(b)	—	(34)
Institutional Class(c)	(27,906,013)	(25,132,176)
Institutional 2 Class(d)	(10,229,259)	(8,274,001)
Institutional 3 Class(e)	(10,432)	—
Net realized gains
Class A	(101,046,210)	(88,489,788)
Class I(b)	—	(175)
Institutional Class(c)	(144,173,204)	(129,669,446)
Institutional 2 Class(d)	(52,614,863)	(42,322,318)
Institutional 3 Class(e)	(49,389)	—
Total distributions to shareholders	(351,718,996)	(308,041,776)
Increase in net assets from capital stock activity	149,916,889	451,285,009
Total increase in net assets	215,255,086	1,171,023,894
Net assets at beginning of year	4,458,735,113	3,287,711,219
Net assets at end of year	$4,673,990,199	$4,458,735,113
Undistributed net investment income	$2,696,844	$2,408,965

(a)	Institutional 3 Class shares are based on operations from March 1, 2017 (commencement of operations) through the stated period end.
(b)	Effective March 27, 2017, Class I shares were redeemed or exchanged for Institutional 3 Class shares.
(c)	Prior to November 1, 2017, Institutional Class shares were known as Class Z shares.
(d)	Prior to November 1, 2017, Institutional 2 Class shares were known as Class R5 shares.
(e)	Prior to November 1, 2017, Institutional 3 Class shares were known as Class Y shares.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Mid Cap Index Fund | Annual Report 2018	19

Statement of Changes in Net Assets   (continued)
	Year Ended		Year Ended
	February 28, 2018 (a)		February 28, 2017
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A
Subscriptions	30,229,566	492,204,396	42,955,909	653,840,327
Distributions reinvested	5,878,106	95,515,430	5,800,891	87,724,784
Redemptions	(40,965,908)	(670,689,221)	(27,885,891)	(422,381,152)
Net increase (decrease)	(4,858,236)	(82,969,395)	20,870,909	319,183,959
Class I(b)
Redemptions	(168)	(2,642)	—	—
Net decrease	(168)	(2,642)	—	—
Institutional Class(c)
Subscriptions	31,487,247	508,737,176	32,208,716	486,716,582
Distributions reinvested	7,367,419	119,147,381	6,907,201	103,966,066
Redemptions	(32,997,927)	(539,648,808)	(38,951,830)	(585,259,507)
Net increase	5,856,739	88,235,749	164,087	5,423,141
Institutional 2 Class(d)
Subscriptions	19,974,966	332,757,167	17,002,005	262,607,898
Distributions reinvested	3,421,061	56,445,214	3,039,667	46,606,929
Redemptions	(15,190,965)	(252,812,032)	(11,895,407)	(182,536,918)
Net increase	8,205,062	136,390,349	8,146,265	126,677,909
Institutional 3 Class(b),(e)
Subscriptions	526,581	8,560,137	—	—
Distributions reinvested	3,745	59,622	—	—
Redemptions	(21,639)	(356,931)	—	—
Net increase	508,687	8,262,828	—	—
Total net increase	9,712,084	149,916,889	29,181,261	451,285,009

(a)	Institutional 3 Class shares are based on operations from March 1, 2017 (commencement of operations) through the stated period end.
(b)	Effective March 27, 2017, Class I shares were redeemed or exchanged for Institutional 3 Class shares.
(c)	Prior to November 1, 2017, Institutional Class shares were known as Class Z shares.
(d)	Prior to November 1, 2017, Institutional 2 Class shares were known as Class R5 shares.
(e)	Prior to November 1, 2017, Institutional 3 Class shares were known as Class Y shares.
The accompanying Notes to Financial Statements are an integral part of this statement.
20	Columbia Mid Cap Index Fund | Annual Report 2018

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Columbia Mid Cap Index Fund | Annual Report 2018	21

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
Year ended	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains
Class A
2/28/2018	$16.05	0.17	1.26	1.43	(0.16)	(1.07)
2/28/2017	$13.23	0.16	3.87	4.03	(0.17)	(1.04)
2/29/2016	$16.14	0.16	(1.71)	(1.55)	(0.16)	(1.20)
2/28/2015	$15.49	0.15	1.44	1.59	(0.14)	(0.80)
2/28/2014	$12.82	0.14	3.14	3.28	(0.11)	(0.50)
Institutional Class(d)
2/28/2018	$15.99	0.21	1.25	1.46	(0.20)	(1.07)
2/28/2017	$13.18	0.20	3.85	4.05	(0.20)	(1.04)
2/29/2016	$16.09	0.20	(1.71)	(1.51)	(0.20)	(1.20)
2/28/2015	$15.43	0.19	1.45	1.64	(0.18)	(0.80)
2/28/2014	$12.78	0.17	3.13	3.30	(0.15)	(0.50)
Institutional 2 Class(e)
2/28/2018	$16.28	0.22	1.27	1.49	(0.20)	(1.07)
2/28/2017	$13.41	0.20	3.91	4.11	(0.20)	(1.04)
2/29/2016	$16.34	0.20	(1.73)	(1.53)	(0.20)	(1.20)
2/28/2015	$15.66	0.19	1.47	1.66	(0.18)	(0.80)
2/28/2014	$12.95	0.17	3.19	3.36	(0.15)	(0.50)
Institutional 3 Class(f)
2/28/2018 (g)	$16.00	0.21	0.97	1.18	(0.20)	(1.07)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	The benefits derived from expense reductions had an impact of less than 0.01%.
(d)	Prior to November 1, 2017, Institutional Class shares were known as Class Z shares.
(e)	Prior to November 1, 2017, Institutional 2 Class shares were known as Class R5 shares.
(f)	Prior to November 1, 2017, Institutional 3 Class shares were known as Class Y shares.
(g)	Institutional 3 Class shares commenced operations on March 1, 2017. Per share data and total return reflect activity from that date.
The accompanying Notes to Financial Statements are an integral part of this statement.
22	Columbia Mid Cap Index Fund | Annual Report 2018

Total distributions to shareholders	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)

(1.23)	$16.25	8.99%	0.58%	0.45% (c)	1.05%	23%	$1,543,057
(1.21)	$16.05	31.10%	0.61%	0.45% (c)	1.07%	18%	$1,602,086
(1.36)	$13.23	(10.37%)	0.66%	0.45% (c)	1.05%	20%	$1,044,589
(0.94)	$16.14	10.58%	0.66%	0.45% (c)	0.96%	13%	$1,067,529
(0.61)	$15.49	26.04%	0.66%	0.45% (c)	0.95%	14%	$970,805

(1.27)	$16.18	9.22%	0.33%	0.20% (c)	1.30%	23%	$2,229,366
(1.24)	$15.99	31.45%	0.37%	0.20% (c)	1.32%	18%	$2,108,834
(1.40)	$13.18	(10.18%)	0.41%	0.20% (c)	1.29%	20%	$1,736,596
(0.98)	$16.09	10.95%	0.41%	0.20% (c)	1.20%	13%	$2,299,318
(0.65)	$15.43	26.25%	0.41%	0.20% (c)	1.21%	14%	$2,295,909

(1.27)	$16.50	9.24%	0.28%	0.20%	1.30%	23%	$893,473
(1.24)	$16.28	31.35%	0.27%	0.20%	1.32%	18%	$747,812
(1.40)	$13.41	(10.14%)	0.26%	0.20%	1.29%	20%	$506,524
(0.98)	$16.34	10.92%	0.26%	0.20%	1.21%	13%	$618,948
(0.65)	$15.66	26.38%	0.27%	0.20%	1.16%	14%	$504,850

(1.27)	$15.91	7.47%	0.22%	0.20%	1.33%	23%	$8,094
Columbia Mid Cap Index Fund | Annual Report 2018	23

Notes to Financial Statements
February 28, 2018
Note 1. Organization
Columbia Mid Cap Index Fund (the Fund), a series of Columbia Funds Series Trust (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware statutory trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense and sales charge structure. The Fund offers each of the share classes identified below.
Class A shares are not subject to any front-end sales charge or contingent deferred sales charge.
Class I shares of the Fund are no longer offered for sale. When available, Class I shares were not subject to sales charges, and were made available only to the Columbia Family of Funds. On March 27, 2017, Class I shares were redeemed or exchanged for Class Y shares (currently known as Institutional 3 Class shares) of the Fund in a tax free transaction that had no impact on the fees and expenses paid by shareholders.
Institutional Class shares are not subject to sales charges and are generally available only to eligible investors, which are subject to different investment minimums as described in the Fund’s prospectus. Prior to November 1, 2017, Institutional Class shares were known as Class Z shares.
Institutional 2 Class shares are not subject to sales charges and are generally available only to investors purchasing through authorized investment professionals and omnibus retirement plans as described in the Fund’s prospectus. Prior to November 1, 2017, Institutional 2 Class shares were known as Class R5 shares.
Institutional 3 Class shares are not subject to sales charges and are available to institutional and certain other investors as described in the Fund’s prospectus. Institutional 3 Class shares commenced operations on March 1, 2017. Prior to November 1, 2017, Institutional 3 Class shares were known as Class Y shares.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
All equity securities are valued at the close of business of the New York Stock Exchange. Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.
Foreign equity securities are valued based on the closing price on the foreign exchange in which such securities are primarily traded. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are generally determined at
24	Columbia Mid Cap Index Fund | Annual Report 2018

Notes to Financial Statements  (continued)
February 28, 2018
4:00 p.m. Eastern (U.S.) time. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board of Trustees, including, if available, utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. The fair value of a security is likely to be different from the quoted or published price, if available.
Investments in open-end investment companies, including money market funds, are valued at their latest net asset value.
Futures and options on futures contracts are valued based upon the settlement price at the close of regular trading on their principal exchanges or, in the absence of transactions, at the mean of the latest quoted bid and ask prices.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Derivative instruments
The Fund invests in certain derivative instruments, as detailed below, to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligations under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell or terminate, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.
A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform its obligations under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty, plus any replacement costs or related amounts. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the clearinghouse or central counterparty (CCP) provides some protection in the case of clearing member default. The clearinghouse or CCP stands between the buyer and the seller of the contract; therefore, additional counterparty credit risk is failure of the clearinghouse or CCP. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer account. While brokers are required to segregate customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s customers (including the Fund), potentially resulting in losses to the Fund.
Columbia Mid Cap Index Fund | Annual Report 2018	25

Notes to Financial Statements  (continued)
February 28, 2018
In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives contract counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset or netting in bankruptcy, insolvency or other events.
Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the clearinghouse or CCP for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract specific for over-the-counter derivatives. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
Certain ISDA Master Agreements allow counterparties of over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund’s net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty. The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement. In addition to considering counterparty credit risk, the Fund would consider terminating the derivatives contracts based on whether termination would result in a net liability owed from the counterparty.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.
Futures contracts
Futures contracts are exchange-traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to maintain appropriate equity market exposure while keeping sufficient cash to accommodate daily redemptions. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.
Upon entering into a futures contract, the Fund deposits cash or securities with the broker, known as a futures commission merchant (FCM), in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.
26	Columbia Mid Cap Index Fund | Annual Report 2018

Notes to Financial Statements  (continued)
February 28, 2018
Effects of derivative transactions in the financial statements
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.
The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at February 28, 2018:
Asset derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Equity risk	Net assets — unrealized appreciation on futures contracts	3,566*

Liability derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Equity risk	Net assets — unrealized depreciation on futures contracts	116,117*

*	Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day’s variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.
The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended February 28, 2018:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Futures contracts ($)
Equity risk	7,045,539

Change in unrealized appreciation (depreciation) on derivatives recognized in income
Risk exposure category	Futures contracts ($)
Equity risk	(3,729,231)
The following table is a summary of the average outstanding volume by derivative instrument for the year ended February 28, 2018:
Derivative instrument	Average notional amounts ($)*
Futures contracts — long	79,653,618

*	Based on the ending quarterly outstanding amounts for the year ended February 28, 2018.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.
Columbia Mid Cap Index Fund | Annual Report 2018	27

Notes to Financial Statements  (continued)
February 28, 2018
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information on the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by the Fund’s management. Management’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company net taxable income and net capital gains, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its ordinary income, capital gains net income and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.
Distributions to shareholders
Distributions from net investment income, if any, are declared and paid semi-annually. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
28	Columbia Mid Cap Index Fund | Annual Report 2018

Notes to Financial Statements  (continued)
February 28, 2018
Recent accounting pronouncement
Accounting Standards Update 2017-08 Premium Amortization on Purchased Callable Debt Securities
In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2017-08 Premium Amortization on Purchased Callable Debt Securities. ASU No. 2017-08 updates the accounting standards to shorten the amortization period for certain purchased callable debt securities, held at a premium, to be amortized to the earliest call date. The update applies to securities with explicit, noncontingent call features that are callable at fixed prices and on preset dates. The standard is effective for annual periods beginning after December 15, 2018 and interim periods within those fiscal years. At this time, management is evaluating the implication of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to 0.20% of the Fund’s daily net assets.
Other expenses
Other expenses are for, among other things, miscellaneous expenses of the Fund or the Board of Trustees, including payments to Board Services Corp., a company that dissolved on August 25, 2017, which had provided limited administrative services to the Fund and the Board of Trustees. That company’s expenses included boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. For the year ended February 28, 2018, other expenses paid by the Fund to this company were $3,827.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan. All amounts payable under the Plan constitute a general unsecured obligation of the Fund.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated funds governed by the Board of Trustees, based on relative net assets.
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with DST Asset Manager Solutions, Inc. (DST) to serve as sub-transfer agent. The Transfer Agent pays the fees of DST for services as sub-transfer agent and DST is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
Columbia Mid Cap Index Fund | Annual Report 2018	29

Notes to Financial Statements  (continued)
February 28, 2018
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Effective August 1, 2017, total transfer agency fees for Institutional 2 Class and Institutional 3 Class shares are subject to an annual limitation of not more than 0.07% and 0.02%, respectively, of the average daily net assets attributable to each share class. Prior to August 1, 2017, these limitations were 0.075% for Institutional 2 Class shares and 0.025% for Class I and Institutional 3 Class shares.
For the year ended February 28, 2018, the Fund’s effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:
Effective rate (%)
Class A	0.12
Class I	0.03 (a),(b)
Institutional Class	0.12
Institutional 2 Class	0.06
Institutional 3 Class	0.00

(a)	Effective March 27, 2017, Class I shares were redeemed or exchanged for Institutional 3 Class shares.
(b)	Unannualized.
An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended February 28, 2018, these minimum account balance fees reduced total expenses of the Fund by $40.
Distribution and service fees
The Fund has entered into an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. The Board of Trustees has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) applicable to certain share classes, which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.
Under the Plans, the Fund pays a monthly combined distribution and service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A shares of the Fund.
30	Columbia Mid Cap Index Fund | Annual Report 2018

Notes to Financial Statements  (continued)
February 28, 2018
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the class’ average daily net assets:
Fee rate(s) contractual through June 30, 2018
Class A	0.45%
Institutional Class	0.20
Institutional 2 Class	0.20
Institutional 3 Class	0.20
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At February 28, 2018, these differences were primarily due to differing treatment for deferral/reversal of wash sale losses, derivative investments, trustees’ deferred compensation, distribution reclassifications and earnings and profits distributed to shareholders on the redemption of shares. To the extent these differences were permanent, reclassifications were made among the components of the Fund’s net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications.
In the Statement of Assets and Liabilities the following reclassifications were made:
Undistributed net investment income ($)	Accumulated net realized gain ($)	Paid in capital ($)
(2,470,273)	(29,147,263)	31,617,536
Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.
The tax character of distributions paid during the years indicated was as follows:
February 28, 2018			February 28, 2017
Ordinary income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Long-term capital gains ($)	Total ($)
55,884,572	295,834,424	351,718,996	47,560,049	260,481,727	308,041,776
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
Columbia Mid Cap Index Fund | Annual Report 2018	31

Notes to Financial Statements  (continued)
February 28, 2018
At February 28, 2018, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized appreciation ($)
2,897,752	34,966,618	—	1,473,917,394
At February 28, 2018, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized appreciation ($)
3,201,009,566	1,721,956,843	(248,039,449)	1,473,917,394
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $1,032,222,893 and $1,053,595,774, respectively, for the year ended February 28, 2018. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 7. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations.
The Fund had no borrowings during the year ended February 28, 2018.
32	Columbia Mid Cap Index Fund | Annual Report 2018

Notes to Financial Statements  (continued)
February 28, 2018
Note 8. Significant risks
Shareholder concentration risk
At February 28, 2018, one unaffiliated shareholder of record owned 21.4% of the outstanding shares of the Fund in one or more accounts. The Fund has no knowledge about whether any portion of those shares was owned beneficially. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 9. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 10. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.
Columbia Mid Cap Index Fund | Annual Report 2018	33

Report of Independent Registered Public Accounting Firm
To the Trustees of Columbia Funds Series Trust and Shareholders of Columbia Mid Cap Index Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Mid Cap Index Fund (one of the funds constituting Columbia Funds Series Trust, referred to hereafter as the "Fund") as of February 28, 2018, the related statement of operations for the year ended February 28, 2018, the statement of changes in net assets for each of the two years in the period ended February 28, 2018, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of February 28, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended February 28, 2018 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of February 28, 2018 by correspondence with the custodian, transfer agent and brokers. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
April 20, 2018
We have served as auditors of one or more investment companies within the Columbia Funds Complex since 1977.
34	Columbia Mid Cap Index Fund | Annual Report 2018

Federal Income Tax Information
(Unaudited)
The Fund hereby designates the following tax attributes for the fiscal year ended February 28, 2018. Shareholders will be notified in early 2019 of the amounts for use in preparing 2018 income tax returns.
Qualified dividend income	Dividends received deduction	Capital gain dividend
92.28%	91.05%	$338,325,712
Qualified dividend income. For taxable, non-corporate shareholders, the percentage of ordinary income distributed during the fiscal year that represents qualified dividend income subject to reduced tax rates.
Dividends received deduction. The percentage of ordinary income distributed during the fiscal year that qualifies for the corporate dividends received deduction.
Capital gain dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period.
Columbia Mid Cap Index Fund | Annual Report 2018	35

TRUSTEES AND OFFICERS
Shareholders elect the Board that oversees the Fund’s operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, Trustees not affiliated with the Investment Manager generally may serve through the end of the calendar year in which they reach either the mandatory retirement age established by the Board or the fifteenth anniversary of the first Columbia Funds Board meeting they attended as a member of the Board.
Independent trustees
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
George S. Batejan c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1953	Trustee since 1/17	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	125	Advisory Board Member, University of Colorado Business School since November 2015; former Chairman of the Board, NICSA (National Investment Company Services Association) (Executive Committee, Nominating Committee and Governance Committee), 2014-2016; former Director, Intech Investment Management, 2011- 2016; former Board Member, Metro Denver Chamber of Commerce, 2015-2016
Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; specializing in arbitration and mediation; Interim President and Chief Executive Officer, Blue Cross and Blue Shield of Minnesota (health care insurance) since February 2018; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees; Interim Chair, Minnesota Sports Facilities Authority, March 2017-July 2017	125	Trustee, BlueCross BlueShield of Minnesota since 2009 (Chair of the Business Development Committee, 2014-2017; Chair of the Governance Committee since 2017); Chair of the Robina Foundation since August 2013; former Member of the Board, Minnesota Sports Facilities Authority, January 2017-July 2017
Edward J. Boudreau, Jr. c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1944	Chair of the Board since 1/18; Trustee since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000; FINRA Industry Arbitrator, 2002-present; Chairman and Chief Executive Officer, John Hancock Investments (asset management), Chairman and Interested Trustee for open-end and closed-end funds offered by John Hancock, 1989-2000; John Hancock Mutual Life Insurance Company, including Senior Vice President and Treasurer and Senior Vice President Information Technology, 1968-1988	125	Former Trustee, Boston Museum of Science (Chair of Finance Committee) 1985-2013; former Trustee, BofA Funds Series Trust (11 funds), 2005-2011
36	Columbia Mid Cap Index Fund | Annual Report 2018

TRUSTEES AND OFFICERS  (continued)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, Morgan Stanley, 1982-1991	125	Trustee, New York Presbyterian Hospital Board (Executive Committee and Chair of Human Resources Committee) since 1996; Director, Darien Rowayton Bank (Audit Committee) since 2017
William P. Carmichael c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1943	Trustee since 6/11 for RiverSource Funds and since 2003 for Nations Funds	Retired; Co-founder, The Succession Fund (provides exit strategies to owners of privately held companies), 1998-2007; Adjunct Professor of Finance, Kelley School of Business, Indiana University, 1993-2007; Senior Vice President, Sara Lee Corporation, 1991-1993; Senior Vice President and Chief Financial Officer, Beatrice Foods Company, 1984-1990; Vice President, Esmark, Inc., 1973-1984; Associate, Price Waterhouse, 1968-1972	125	Director, The Finish Line (athletic shoes and apparel) since July 2003; former Director, Cobra Electronics Corporation (electronic equipment manufacturer), 1994-August 2014; former Director, Spectrum Brands, Inc. (consumer products), 2002-2009; former Director, Simmons Company (bedding), 2004-2010; former Trustee, BofA Funds Series Trust (11 funds) 2003-2011; former Director, McMoRan Exploration Company (oil and gas exploration and development) 2010 - 2013; former Director, International Textile Corp., 2012-2016; former Director, hhgregg, 2015-2017
Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1950	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	125	Trustee, MA Taxpayers Foundation since 1997; Board of Directors, The MA Business Roundtable since 2003; Board of Governors, Innovation Institute, MA Technology Collaborative since 2010
Brian J. Gallagher c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 12/17	Retired; Partner with Deloitte & Touche LLP and its predecessors, 1977-2016	123	Trustee, Catholic Schools Foundation since 2004
Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1952	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Managing Director, Morgan Stanley, 1982-1989; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	125	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)
Columbia Mid Cap Index Fund | Annual Report 2018	37

TRUSTEES AND OFFICERS  (continued)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
Minor M. Shaw c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1947	Trustee since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business), 1998-2011	125	Director, BlueCross BlueShield of South Carolina since April 2008; Director, National Association of Corporate Directors, Carolinas Chapter, since 2013; Board Chair, Hollingsworth Funds since 2016; Advisory Board member, Duke Energy Corp. since October 2016; Chair of the Duke Endowment; Chair of Greenville – Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011; former Director, Piedmont Natural Gas, 2004-2016
Sandra Yeager c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1964	Trustee since 12/17	Retired; President and founder, Hanoverian Capital, LLC (SEC registered investment advisor firm), 2008-2016	123	Director, NAPE Education Foundation since October 2016
Interested trustee not affiliated with Investment Manager*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships/ held by Trustee during the past five years
Anthony M. Santomero c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1946	Trustee since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President, Federal Reserve Bank of Philadelphia, 2000-2006, Professor of Finance, The Wharton School, University of Pennsylvania, 1972-2002	123	Trustee, Penn Mutual Life Insurance Company since March 2008; Director, Renaissance Reinsurance Ltd. since May 2008; Director, Citigroup Inc. since 2009; Director, Citibank, N.A. since 2009; former Trustee, BofA Funds Series Trust (11 funds), 2008-2011
*	Dr. Santomero is not an affiliated person of the Investment Manager or Ameriprise Financial. However, he is currently deemed by the Funds to be an “interested person” (as defined in the 1940 Act) of the Funds because he serves as a Director of Citigroup Inc. and Citibank, N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the Funds or accounts advised/managed by the Investment Manager.
38	Columbia Mid Cap Index Fund | Annual Report 2018

TRUSTEES AND OFFICERS  (continued)
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Trusts and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
William F. Truscott c/o Columbia Management Investment Advisers, LLC 225 Franklin St. Boston, MA 02110 1960	Trustee since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002 for RiverSource Funds and since 5/10 for Nations Funds	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010 - September 2012); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006 - August 2012.	196	Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; former Director, Ameriprise Certificate Company, 2006-January 2013
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
Nations Funds refer to the Funds within the Columbia Funds Complex that historically bore the Nations brand and include series of Columbia Funds Series Trust. RiverSource Funds refer to the Funds within the Columbia Funds Complex that historically bore the RiverSource brand and include series of Columbia Funds Series Trust II.
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611, visiting investor.columbiathreadneedleus.com or contacting your financial intermediary.
Columbia Mid Cap Index Fund | Annual Report 2018	39

TRUSTEES AND OFFICERS  (continued)
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Truscott, who is Senior Vice President, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds complex or a predecessor thereof	Principal occupation(s) during past five years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously, Vice President and Chief Counsel, January 2010 - December 2014; officer of Columbia Funds and affiliated funds since 2007.
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011), Chief Financial Officer (2009) and Chief Accounting Officer (2015)	Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; senior officer of Columbia Funds and affiliated funds since 2002.
Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Senior Vice President (2011) and Assistant Secretary (2008)	Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since January 2017 (previously Vice President and Lead Chief Counsel, November 2008 - January 2017 and January 2013 - January 2017, respectively; and Chief Counsel, January 2010 - January 2013); Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since May 2010.
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010.
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013 (previously Director and Global Chief Investment Officer, 2010 - 2013).
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Senior Vice President (2017), Chief Legal Officer (2017) and Secretary (2015)	Vice President and Group Counsel, Ameriprise Financial, Inc. since August 2011; officer of Columbia Funds and affiliated funds since 2005.
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)	Managing Director and Global Head of Operations, Columbia Management Investment Advisers, LLC since April 2016 (previously Managing Director and Chief Operating Officer, 2010 - 2016).
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
40	Columbia Mid Cap Index Fund | Annual Report 2018

Additional information
The Fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting investor.columbiathreadneedleus.com; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting investor.columbiathreadneedleus.com, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit investor.columbiathreadneedleus.com or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
Fund investment manager
Columbia Management Investment Advisers, LLC
225 Franklin Street
Boston, MA 02110
Fund distributor
Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, MA 02110
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 8081
Boston, MA 02266-8081
Columbia Mid Cap Index Fund | Annual Report 2018	41

Columbia Mid Cap Index Fund
P.O. Box 8081
Boston, MA 02266-8081

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
investor.columbiathreadneedleus.com. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved. Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110-2804
© 2018 Columbia Management Investment Advisers, LLC.
investor.columbiathreadneedleus.com
ANN196_02_H01_(04/18)

Annual Report
February 28, 2018
Columbia Mid Cap Value Fund
Not FDIC Insured • No bank guarantee • May lose value

President’s Message
Dear Shareholders,
The year 2017 was an extraordinary year in the financial markets. The S&P 500 Index didn’t experience a single down month and returned over 20% during the 12-month period. The index continued this trend into January 2018, which marked the fastest start for the index ever. Low volatility, which had been a feature of the U.S. equity market for the last several years, along with the surge in the S&P 500 Index, seemingly drove investor sentiment to very high levels. This arguably set the stage for an overdue correction, which we witnessed in February 2018.
A return to volatility
There have been few periods of market upheaval such as were experienced in the first part of 2018. While investors were taken by surprise by the sudden and pronounced market swings, the return to some level of volatility actually marked a resumption of relatively normal market conditions. Having said that, it’s important to distinguish between a good technical correction where excess enthusiasm in the marketplace is being let out, versus a real change in the underlying fundamentals – things like an underperforming economy or weaker corporate earnings. Our view is that the recent market volatility falls into the former category, and the fundamentals remain strong. We’re continuing to see improvements in global economic activity, and we’re seeing corporate earnings expectations continue to rise – and not just because of tax reform.
Consistency is more important than ever
It’s important to keep in mind that when it comes to long-term investing, it’s the destination, not the journey that matters most. If you have a financial goal that you’ve worked out with your financial advisor, and you have a good asset allocation plan to reach it, it’s a question of sticking with your plan rather than become focused on near-term volatility. Bouts of volatility are normal. After all, it’s hard to cross the ocean without hitting an occasional rough patch. You need to focus on the destination.
One final thought. In weathering volatility, it’s the consistency of the return that is essential. Investors who chase higher returns are usually the first to sell when an investment goes through a bad patch, and they therefore don’t tend to benefit from the recovery. More disciplined investors who perhaps panic less or not at all during periods of volatility, tend to have improved long-term results and are more likely to reach their financial goals. Nothing is more important to us than making sure those who have entrusted us to protect and grow their assets are able to do what matters most to them.
Your success is our priority. Talk to your financial advisor about how working with Columbia Threadneedle Investments may help you position your portfolio for consistent, sustainable outcomes, no matter the market conditions.
Sincerely,
Christopher O. Petersen
President, Columbia Funds
The S&P 500 Index, an unmanaged index, measures the performance of 500 widely held, large-capitalization U.S. stocks and is frequently used as a general measure of market performance. Past performance is no guarantee of future results.
Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
© 2018 Columbia Management Investment Advisers, LLC. All rights reserved.
Columbia Mid Cap Value Fund   |  Annual Report 2018

Columbia Mid Cap Value Fund  |  Annual Report 2018

Fund at a Glance
Investment objective
Columbia Mid Cap Value Fund (the Fund) seeks long-term capital appreciation.
Portfolio management
David Hoffman
Co-Lead Portfolio Manager
Managed Fund since 2004
Diane Sobin, CFA
Co-Lead Portfolio Manager
Managed Fund since 2013
Jonas Patrikson, CFA
Co-Portfolio Manager
Managed Fund since 2014
Nicolas Janvier, CFA
Co-Portfolio Manager
Managed Fund since 2015
Morningstar style boxTM
The Morningstar Style Box is based on a fund’s portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.
© 2018 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.
Average annual total returns (%) (for the period ended February 28, 2018)
		Inception	1 Year	5 Years	10 Years
Class A	Excluding sales charges	11/20/01	5.96	10.70	7.81
	Including sales charges		-0.15	9.39	7.18
Advisor Class*		11/08/12	6.20	10.97	7.96
Class C	Excluding sales charges	11/20/01	5.09	9.86	7.01
	Including sales charges		4.23	9.86	7.01
Institutional Class		11/20/01	6.21	10.97	8.09
Institutional 2 Class*		11/08/12	6.33	11.12	8.03
Institutional 3 Class*		07/15/09	6.34	11.16	8.17
Class K*		03/07/11	6.09	10.86	7.93
Class R		01/23/06	5.71	10.42	7.55
Class T*	Excluding sales charges	09/27/10	5.96	10.69	7.81
	Including sales charges		3.31	10.13	7.54
Russell Midcap Value Index			5.47	12.03	9.67
Returns for Class A shares are shown with and without the maximum initial sales charge of 5.75%. Returns for Class C shares are shown with and without the 1.00% contingent deferred sales charge for the first year only. Returns for Class T shares are shown with and without the maximum initial sales charge of 2.50% per transaction. Prior to March 27, 2017, Class T shares were known as Class W shares and were not subject to sales charges. Effective November 1, 2017, Class R4, Class R5, Class Y and Class Z shares were renamed Advisor Class, Institutional 2 Class, Institutional 3 Class and Institutional Class shares, respectively. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each share class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting investor.columbiathreadneedleus.com or calling 800.345.6611.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. Since the Fund launched more than one share class at its inception, Class A shares were used. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit investor.columbiathreadneedleus.com/investment-products/mutual-funds/appended-performance for more information.
The Russell Midcap Value Index, an unmanaged index, measures the performance of those Russell Midcap Index companies with lower price-to-book ratios and forecasted growth values.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
2	Columbia Mid Cap Value Fund | Annual Report 2018

Fund at a Glance   (continued)
Performance of a hypothetical $10,000 investment (February 29, 2008 — February 28, 2018)
The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Mid Cap Value Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.
Top 10 holdings (%) (at February 28, 2018)
Comerica, Inc.	2.6
SunTrust Banks, Inc.	2.5
Fifth Third Bancorp	2.4
Zions Bancorporation	2.2
Lincoln National Corp.	2.1
Hartford Financial Services Group, Inc. (The)	2.1
Pinnacle West Capital Corp.	2.1
Boston Properties, Inc.	2.0
Royal Caribbean Cruises Ltd.	1.9
Public Service Enterprise Group, Inc.	1.9
Percentages indicated are based upon total investments (excluding Money Market Funds).
For further detail about these holdings, please refer to the section entitled “Portfolio of Investments.”
Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.
Portfolio breakdown (%) (at February 28, 2018)
Common Stocks	94.8
Money Market Funds	5.2
Total	100.0
Percentages indicated are based upon total investments. The Fund’s portfolio composition is subject to change.
Equity sector breakdown (%) (at February 28, 2018)
Consumer Discretionary	9.2
Consumer Staples	4.8
Energy	9.1
Financials	20.2
Health Care	6.7
Industrials	14.1
Information Technology	6.7
Materials	8.0
Real Estate	10.8
Utilities	10.4
Total	100.0
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.

Columbia Mid Cap Value Fund | Annual Report 2018	3

Manager Discussion of Fund Performance
For the 12-month period that ended February 28, 2018, the Fund’s Class A shares returned 5.96% excluding sales charges. The Fund’s benchmark, the Russell Midcap Value Index, returned 5.47% during the same time period. The Fund’s advantage relative to the benchmark was primarily the result of stock selection.
Confident investors drove equity markets higher
Despite tumult in U.S. and global politics and rising tensions with North Korea and Iran, investors focused on prospects for stronger economic growth and lower taxes, driving U.S. financial markets higher over the 12-month period ended February 28, 2018. U.S. economic growth picked up, as gross domestic product (GDP) expanded at an annualized rate of more than 3.0% for two consecutive quarters for the first time since 2014; 3% is the long-term historical average growth rate of GDP. Even though jobs were lost as a result of hurricane disruptions during the third quarter of 2017, unemployment fell to 4.1%, as the U.S. labor market added an average of more than 190,000 new jobs per month during the period. Wage growth failed to keep pace with job growth, but there is hope that lower tax rates will move companies to raise wages more robustly. Global growth and a weaker U.S. dollar boosted exports. Robust manufacturing activity, higher consumer spending and expectations that less stringent regulation in certain industries would further boost growth also supported investor confidence.
The Federal Reserve raised the target range on its key short-term interest rate, the federal funds rate, three times in 2017, citing solid job and economic growth and progress toward its 2.0% inflation target. The federal funds rate target started the year at 0.75% - 1.0% and ended the year at 1.25% - 1.50%. Interest rates rose across the maturity spectrum. The 10-year Treasury benchmark closed the period at 2.87%.
This favorable backdrop proved supportive for stocks with the highest sensitivity to economic growth, particularly in information technology. Large cap stocks outperformed small- and mid-caps and growth stocks outperformed value stocks. However, all segments of the stock market pulled back in February on fears that interest rates and inflation may rise faster than expected. The selloff was more pronounced for small- and mid-caps. For the 12-month period, the S&P 500 Index, a broad-based measure of U.S. equity returns, gained 17.10% while the Russell Midcap Value Index returned 5.47%.
Contributors and detractors
The Fund’s performance advantage over the benchmark was driven by strong stock selection, particularly in the information technology, materials and financial sectors. Within information technology, semiconductor names drove performance. A position in semiconductor manufacturer Micron Technology was the Fund’s largest contributor to performance. Shares soared on strong earnings growth and increased demand for memory. We believe that Micron has additional return potential as memory demand for smartphones, tablets and other consumer goods has continued to increase and we continue to hold the stock. Within materials, a position in Westlake Chemical was also a top contributor. The petrochemical manufacturer reported strong earnings in 2017 and increased its quarterly dividend. Within financials, the Fund’s allocations to banks was positive for performance. A position in retail bank Comerica made a substantial contribution to performance relative to the benchmark as it held costs down and benefited from rising short-term interest rates.
Stock selection in the consumer discretionary sector and an overweight in the energy sector detracted from relative performance. Although many of the Fund’s consumer holdings did well, a position in Newell Brands detracted from overall performance. Shares of Newell, which manufactures and sells a wide range of household products, declined after reporting disappointing third-quarter 2017 earnings and difficulties that stemmed from prior acquisitions. We sold Newell during the period. Envision Healthcare, which provides physician-led services, ambulatory surgery services, post-acute care and medical transportation, declined in 2017 as earnings disappointed and the company lowered earnings guidance for 2018. We exited the name, but reinitiated a position near the end of the period because we believed the company had reset expectations and had the potential to rebound.
At period’s end
During the period, the Fund’s emphasis on more cyclical names and industries aided performance. At the close of the reporting period, the Fund remained overweight in industrials, as we believed continued economic strength has the potential to move the sector higher, and also in the energy and materials sectors. We increased the Fund’s exposure to bank stocks, which we believe have the potential to benefit from rising short-term interest rates and healthier loan demand. While we see
4	Columbia Mid Cap Value Fund | Annual Report 2018

Manager Discussion of Fund Performance  (continued)
the potential for continued upside in the information technology sector, we remained selective in the names we included in the portfolio. Overall, our experienced, tenured management team continues to focus on identifying undervalued companies with the potential to improve revenue growth and expand operating margins.
Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Foreign investments subject the Fund to risks, including political, economic, market, social and others within a particular country, as well as to currency instabilities and less stringent financial and accounting standards generally applicable to U.S. issuers. Investments in mid-cap companies involve risks and volatility greater than investments in larger, more established companies. Value securities may be unprofitable if the market fails to recognize their intrinsic worth or the portfolio manager misgauged that worth. The Fund may invest significantly in issuers within a particular sector, which may be negatively affected by market, economic or other conditions, making the Fund more vulnerable to unfavorable developments in the sector. See the Fund’s prospectus for more information on these and other risks.
The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
Columbia Mid Cap Value Fund | Annual Report 2018	5

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
September 1, 2017 — February 28, 2018
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,059.80	1,018.99	5.98	5.86	1.17
Advisor Class (formerly Class R4)	1,000.00	1,000.00	1,060.90	1,020.23	4.70	4.61	0.92
Class C	1,000.00	1,000.00	1,055.60	1,015.27	9.79	9.59	1.92
Institutional Class (formerly Class Z)	1,000.00	1,000.00	1,061.00	1,020.23	4.70	4.61	0.92
Institutional 2 Class (formerly Class R5)	1,000.00	1,000.00	1,061.60	1,020.73	4.19	4.11	0.82
Institutional 3 Class (formerly Class Y)	1,000.00	1,000.00	1,061.30	1,020.98	3.94	3.86	0.77
Class K	1,000.00	1,000.00	1,060.20	1,019.59	5.36	5.26	1.05
Class R	1,000.00	1,000.00	1,058.60	1,017.75	7.25	7.10	1.42
Class T (formerly Class W)	1,000.00	1,000.00	1,059.80	1,018.99	5.98	5.86	1.17
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.
6	Columbia Mid Cap Value Fund | Annual Report 2018

Portfolio of Investments
February 28, 2018
(Percentages represent value of investments compared to net assets)
Common Stocks 95.6%
Issuer	Shares	Value ($)
Consumer Discretionary 8.8%
Diversified Consumer Services 0.4%
Houghton Mifflin Harcourt Co.(a)	1,252,128	8,514,470
Hotels, Restaurants & Leisure 3.9%
Extended Stay America, Inc.	1,120,009	22,433,780
Jack in the Box, Inc.	197,100	17,754,768
Royal Caribbean Cruises Ltd.	299,950	37,973,670
Total		78,162,218
Household Durables 1.5%
D.R. Horton, Inc.	741,440	31,066,336
Internet & Direct Marketing Retail 1.2%
Liberty Interactive Corp., Class A(a)	867,400	25,041,838
Media 0.7%
DISH Network Corp., Class A(a)	339,075	14,136,037
Multiline Retail 1.1%
Dollar Tree, Inc.(a)	211,525	21,710,926
Total Consumer Discretionary		178,631,825
Consumer Staples 4.6%
Food Products 4.6%
Hershey Co. (The)	235,450	23,135,317
JM Smucker Co. (The)	232,690	29,388,747
Nomad Foods Ltd.(a)	1,279,441	20,970,038
Tyson Foods, Inc., Class A	268,600	19,978,468
Total		93,472,570
Total Consumer Staples		93,472,570
Energy 8.7%
Energy Equipment & Services 2.1%
Patterson-UTI Energy, Inc.	1,097,450	19,830,922
TechnipFMC PLC	825,890	23,802,150
Total		43,633,072
Common Stocks (continued)
Issuer	Shares	Value ($)
Oil, Gas & Consumable Fuels 6.6%
Cimarex Energy Co.	280,190	26,923,457
EQT Corp.	489,212	24,612,256
Marathon Petroleum Corp.	480,425	30,776,025
Noble Energy, Inc.	798,375	23,815,526
WPX Energy, Inc.(a)	1,939,505	27,405,206
Total		133,532,470
Total Energy		177,165,542
Financials 19.3%
Banks 11.3%
Comerica, Inc.	511,100	49,689,142
FCB Financial Holdings, Inc., Class A(a)	100,858	5,411,032
Fifth Third Bancorp	1,406,151	46,473,290
M&T Bank Corp.	191,475	36,349,614
SunTrust Banks, Inc.	697,950	48,744,828
Zions Bancorporation	779,975	42,875,226
Total		229,543,132
Capital Markets 0.8%
E*TRADE Financial Corp.(a)	321,150	16,773,664
Consumer Finance 0.8%
SLM Corp.(a)	1,471,050	16,049,156
Diversified Financial Services 0.8%
Voya Financial, Inc.	299,900	15,300,898
Insurance 5.6%
Athene Holding Ltd., Class A(a)	662,500	31,276,625
Hartford Financial Services Group, Inc. (The)	777,968	41,115,609
Lincoln National Corp.	547,500	41,703,075
Total		114,095,309
Total Financials		391,762,159
Health Care 6.4%
Health Care Equipment & Supplies 2.7%
Cooper Companies, Inc. (The)	66,750	15,387,210
STERIS PLC	260,425	23,776,803
Zimmer Biomet Holdings, Inc.	134,100	15,589,125
Total		54,753,138
Health Care Providers & Services 0.9%
Envision Healthcare Corp.(a)	482,275	18,567,588

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Mid Cap Value Fund | Annual Report 2018	7

Portfolio of Investments  (continued)
February 28, 2018
Common Stocks (continued)
Issuer	Shares	Value ($)
Life Sciences Tools & Services 2.8%
PerkinElmer, Inc.	467,275	35,671,773
Pra Health Sciences, Inc.(a)	252,825	21,237,300
Total		56,909,073
Total Health Care		130,229,799
Industrials 13.5%
Aerospace & Defense 1.6%
L3 Technologies, Inc.	156,900	32,564,595
Airlines 1.2%
Southwest Airlines Co.	427,700	24,738,168
Commercial Services & Supplies 1.3%
Republic Services, Inc.	400,290	26,891,482
Construction & Engineering 0.9%
Granite Construction, Inc.	301,225	17,501,172
Industrial Conglomerates 1.5%
Carlisle Companies, Inc.	284,700	29,298,477
Machinery 5.0%
AGCO Corp.	316,200	21,058,920
Ingersoll-Rand PLC	388,935	34,537,428
Rexnord Corp.(a)	735,050	21,301,749
Snap-On, Inc.	157,125	25,017,442
Total		101,915,539
Road & Rail 1.2%
Norfolk Southern Corp.	178,720	24,856,378
Trading Companies & Distributors 0.8%
HD Supply Holdings, Inc.(a)	432,450	15,676,313
Total Industrials		273,442,124
Information Technology 6.4%
Communications Equipment 1.1%
Motorola Solutions, Inc.	201,050	21,341,458
Electronic Equipment, Instruments & Components 1.1%
Zebra Technologies Corp., Class A(a)	164,900	22,779,286
IT Services 2.2%
First Data Corp., Class A(a)	1,040,775	16,256,906
FleetCor Technologies, Inc.(a)	141,625	28,315,086
Total		44,571,992
Common Stocks (continued)
Issuer	Shares	Value ($)
Semiconductors & Semiconductor Equipment 1.3%
Micron Technology, Inc.(a)	553,215	27,002,424
Software 0.7%
Nuance Communications, Inc.(a)	904,340	14,523,700
Total Information Technology		130,218,860
Materials 7.6%
Chemicals 4.3%
Ashland Global Holdings, Inc.	482,585	34,176,670
Axalta Coating Systems Ltd.(a)	536,320	16,518,656
PPG Industries, Inc.	171,500	19,283,460
Westlake Chemical Corp.	154,575	16,734,289
Total		86,713,075
Construction Materials 0.7%
Summit Materials, Inc., Class A(a)	457,209	14,461,521
Containers & Packaging 1.0%
WestRock Co.	317,850	20,901,816
Metals & Mining 1.6%
Steel Dynamics, Inc.	713,650	33,006,312
Total Materials		155,082,724
Real Estate 10.4%
Equity Real Estate Investment Trusts (REITS) 10.4%
American Homes 4 Rent, Class A	1,339,650	25,707,883
Boston Properties, Inc.	332,225	39,491,586
Camden Property Trust	206,675	16,474,064
ProLogis, Inc.	513,200	31,140,976
SBA Communications Corp.(a)	104,150	16,379,671
SL Green Realty Corp.	333,325	32,305,859
Uniti Group, Inc.	1,595,304	24,487,916
Welltower, Inc.	477,875	25,088,438
Total		211,076,393
Total Real Estate		211,076,393
Utilities 9.9%
Electric Utilities 4.7%
Edison International	613,050	37,144,699
Pinnacle West Capital Corp.	527,775	40,617,564
Westar Energy, Inc.	386,098	18,814,556
Total		96,576,819

The accompanying Notes to Financial Statements are an integral part of this statement.
8	Columbia Mid Cap Value Fund | Annual Report 2018

Portfolio of Investments  (continued)
February 28, 2018
Common Stocks (continued)
Issuer	Shares	Value ($)
Multi-Utilities 5.2%
CMS Energy Corp.	725,350	30,791,108
Public Service Enterprise Group, Inc.	782,775	37,909,793
WEC Energy Group, Inc.	604,800	36,239,616
Total		104,940,517
Total Utilities		201,517,336
Total Common Stocks (Cost $1,504,977,009)		1,942,599,332

Money Market Funds 5.2%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 1.544%(b),(c)	106,406,169	106,395,528
Total Money Market Funds (Cost $106,400,796)		106,395,528
Total Investments (Cost: $1,611,377,805)		2,048,994,860
Other Assets & Liabilities, Net		(16,575,940)
Net Assets		2,032,418,920

Notes to Portfolio of Investments
(a)	Non-income producing investment.
(b)	The rate shown is the seven-day current annualized yield at February 28, 2018.
(c)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended February 28, 2018 are as follows:

Issuer	Beginning shares	Shares purchased	Shares sold	Ending shares	Realized gain (loss) — affiliated issuers ($)	Net change in unrealized appreciation (depreciation) — affiliated issuers ($)	Dividends — affiliated issuers ($)	Value — affiliated issuers at end of period ($)
Columbia Short-Term Cash Fund, 1.544%
	39,758,451	872,541,723	(805,894,005)	106,406,169	(4,544)	(5,268)	879,674	106,395,528
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
¦	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
¦	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
¦	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Certain investments that have been measured at fair value using the net asset value (NAV) per share (or its equivalent) are not categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to reconcile the fair value hierarchy to the amounts presented in the Portfolio of Investments. The Columbia Short-Term Cash Fund seeks to provide shareholders with maximum current income consistent with liquidity and stability of principal. Columbia Short-Term Cash Fund prices its shares with a floating NAV and no longer seeks to maintain a stable NAV.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Mid Cap Value Fund | Annual Report 2018	9

Portfolio of Investments  (continued)
February 28, 2018
Fair value measurements  (continued)
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.
The following table is a summary of the inputs used to value the Fund’s investments at February 28, 2018:
	Level 1 quoted prices in active markets for identical assets ($)	Level 2 other significant observable inputs ($)	Level 3 significant unobservable inputs ($)	Investments measured at net asset value ($)	Total ($)
Investments
Common Stocks
Consumer Discretionary	178,631,825	—	—	—	178,631,825
Consumer Staples	93,472,570	—	—	—	93,472,570
Energy	177,165,542	—	—	—	177,165,542
Financials	391,762,159	—	—	—	391,762,159
Health Care	130,229,799	—	—	—	130,229,799
Industrials	273,442,124	—	—	—	273,442,124
Information Technology	130,218,860	—	—	—	130,218,860
Materials	155,082,724	—	—	—	155,082,724
Real Estate	211,076,393	—	—	—	211,076,393
Utilities	201,517,336	—	—	—	201,517,336
Total Common Stocks	1,942,599,332	—	—	—	1,942,599,332
Money Market Funds	—	—	—	106,395,528	106,395,528
Total Investments	1,942,599,332	—	—	106,395,528	2,048,994,860
See the Portfolio of Investments for all investment classifications not indicated in the table.
There were no transfers of financial assets between levels during the period.
The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Mid Cap Value Fund | Annual Report 2018

Statement of Assets and Liabilities
February 28, 2018
Assets
Investments in securities, at value
Unaffiliated issuers (cost $1,504,977,009)	$1,942,599,332
Affiliated issuers (cost $106,400,796)	106,395,528
Receivable for:
Capital shares sold	703,188
Dividends	2,624,655
Expense reimbursement due from Investment Manager	142
Prepaid expenses	4,479
Other assets	62
Total assets	2,052,327,386
Liabilities
Payable for:
Investments purchased	15,639,294
Capital shares purchased	3,552,144
Management services fees	41,907
Distribution and/or service fees	7,318
Transfer agent fees	328,424
Plan administration fees	2
Compensation of board members	214,140
Compensation of chief compliance officer	13
Other expenses	125,224
Total liabilities	19,908,466
Net assets applicable to outstanding capital stock	$2,032,418,920
Represented by
Paid in capital	1,483,215,956
Undistributed net investment income	885,230
Accumulated net realized gain	110,700,679
Unrealized appreciation (depreciation) on:
Investments - unaffiliated issuers	437,622,323
Investments - affiliated issuers	(5,268)
Total - representing net assets applicable to outstanding capital stock	$2,032,418,920
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Mid Cap Value Fund | Annual Report 2018	11

Statement of Assets and Liabilities  (continued)
February 28, 2018
Class A
Net assets	$692,640,662
Shares outstanding	52,191,782
Net asset value per share	$13.27
Maximum offering price per share(a)	$14.08
Advisor Class(b)
Net assets	$69,623,543
Shares outstanding	5,092,289
Net asset value per share	$13.67
Class C
Net assets	$69,670,307
Shares outstanding	5,666,996
Net asset value per share	$12.29
Institutional Class(c)
Net assets	$837,610,262
Shares outstanding	62,936,894
Net asset value per share	$13.31
Institutional 2 Class(d)
Net assets	$82,174,272
Shares outstanding	6,009,266
Net asset value per share	$13.67
Institutional 3 Class(e)
Net assets	$239,179,511
Shares outstanding	18,022,667
Net asset value per share	$13.27
Class K
Net assets	$6,079
Shares outstanding	456
Net asset value per share(f)	$13.34
Class R
Net assets	$41,290,087
Shares outstanding	3,123,837
Net asset value per share	$13.22
Class T(g)
Net assets	$224,197
Shares outstanding	16,896
Net asset value per share	$13.27
Maximum offering price per share(h)	$13.61

(a)	The maximum offering price per share is calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge of 5.75% for Class A shares.
(b)	Prior to November 1, 2017, Advisor Class shares were known as Class R4 shares.
(c)	Prior to November 1, 2017, Institutional Class shares were known as Class Z shares.
(d)	Prior to November 1, 2017, Institutional 2 Class shares were known as Class R5 shares.
(e)	Prior to November 1, 2017, Institutional 3 Class shares were known as Class Y shares.
(f)	Net asset value per share rounds to this amount due to fractional shares outstanding.
(g)	Prior to March 27, 2017, Class T shares were known as Class W shares.
(h)	The maximum offering price per share is calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge of 2.50% per transaction for Class T shares.
The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Mid Cap Value Fund | Annual Report 2018

Statement of Operations
Year Ended February 28, 2018
Net investment income
Income:
Dividends — unaffiliated issuers	$50,184,711
Dividends — affiliated issuers	879,674
Total income	51,064,385
Expenses:
Management services fees	18,186,128
Distribution and/or service fees
Class A	1,995,973
Class B(a)	1,805
Class C	821,619
Class R	237,748
Class T(b)	597
Transfer agent fees
Class A	1,414,505
Advisor Class(c)	187,783
Class B(a)	334
Class C	145,729
Institutional Class(d)	2,070,904
Institutional 2 Class(e)	57,863
Institutional 3 Class(f)	18,375
Class K	4
Class R	84,290
Class T(b)	422
Plan administration fees
Class K	16
Compensation of board members	84,787
Custodian fees	19,139
Printing and postage fees	230,605
Registration fees	151,164
Audit fees	34,421
Legal fees	28,524
Compensation of chief compliance officer	532
Other	55,752
Total expenses	25,829,019
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(121,212)
Expense reduction	(4,820)
Total net expenses	25,702,987
Net investment income	25,361,398
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	437,849,099
Investments — affiliated issuers	(4,544)
Net realized gain	437,844,555
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	(306,808,319)
Investments — affiliated issuers	(5,268)
Net change in unrealized appreciation (depreciation)	(306,813,587)
Net realized and unrealized gain	131,030,968
Net increase in net assets resulting from operations	$156,392,366

(a)	Effective July 17, 2017, Class B shares were automatically converted to Class A shares.
(b)	Prior to March 27, 2017, Class T shares were known as Class W shares.
(c)	Prior to November 1, 2017, Advisor Class shares were known as Class R4 shares.
(d)	Prior to November 1, 2017, Institutional Class shares were known as Class Z shares.
(e)	Prior to November 1, 2017, Institutional 2 Class shares were known as Class R5 shares.
(f)	Prior to November 1, 2017, Institutional 3 Class shares were known as Class Y shares.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Mid Cap Value Fund | Annual Report 2018	13

Statement of Changes in Net Assets
	Year Ended February 28, 2018	Year Ended February 28, 2017
Operations
Net investment income	$25,361,398	$24,312,682
Net realized gain	437,844,555	216,324,108
Net change in unrealized appreciation (depreciation)	(306,813,587)	420,137,317
Net increase in net assets resulting from operations	156,392,366	660,774,107
Distributions to shareholders
Net investment income
Class A	(7,552,387)	(6,515,504)
Advisor Class(a)	(1,308,429)	(829,196)
Class B(b)	—	(3,648)
Class C	(299,583)	(270,536)
Class I(c)	(6)	(30)
Institutional Class(d)	(12,805,263)	(13,907,912)
Institutional 2 Class(e)	(1,285,687)	(819,815)
Institutional 3 Class(f)	(3,310,571)	(711,448)
Class K	(69)	(51)
Class R	(326,013)	(270,317)
Class T(g)	(2,257)	(2,093)
Net realized gains
Class A	(137,570,241)	(61,648,305)
Advisor Class(a)	(19,646,312)	(6,209,240)
Class B(b)	(8,081)	(117,374)
Class C	(14,499,351)	(7,494,597)
Class I(c)	—	(180)
Institutional Class(d)	(174,658,034)	(97,731,442)
Institutional 2 Class(e)	(17,739,322)	(5,362,980)
Institutional 3 Class(f)	(39,964,378)	(4,473,455)
Class K	(1,119)	(408)
Class R	(8,031,098)	(3,829,780)
Class T(g)	(41,228)	(19,725)
Total distributions to shareholders	(439,049,429)	(210,218,036)
Decrease in net assets from capital stock activity	(420,288,939)	(325,641,960)
Total increase (decrease) in net assets	(702,946,002)	124,914,111
Net assets at beginning of year	2,735,364,922	2,610,450,811
Net assets at end of year	$2,032,418,920	$2,735,364,922
Undistributed net investment income	$885,230	$2,414,097

(a)	Prior to November 1, 2017, Advisor Class shares were known as Class R4 shares.
(b)	Effective July 17, 2017, Class B shares were automatically converted to Class A shares.
(c)	Effective March 27, 2017, Class I shares were redeemed or exchanged for Institutional 3 Class shares.
(d)	Prior to November 1, 2017, Institutional Class shares were known as Class Z shares.
(e)	Prior to November 1, 2017, Institutional 2 Class shares were known as Class R5 shares.
(f)	Prior to November 1, 2017, Institutional 3 Class shares were known as Class Y shares.
(g)	Prior to March 27, 2017, Class T shares were known as Class W shares.
The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia Mid Cap Value Fund | Annual Report 2018

Statement of Changes in Net Assets   (continued)
	Year Ended		Year Ended
	February 28, 2018		February 28, 2017
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A(a)
Subscriptions (b)	5,069,265	74,585,314	7,264,438	104,905,947
Distributions reinvested	9,610,610	132,872,226	4,333,201	63,013,625
Redemptions	(20,860,587)	(304,071,879)	(18,245,645)	(263,679,832)
Net decrease	(6,180,712)	(96,614,339)	(6,648,006)	(95,760,260)
Advisor Class(c)
Subscriptions	1,604,294	24,521,589	2,840,101	42,196,813
Distributions reinvested	1,475,406	20,949,282	472,151	7,037,913
Redemptions	(4,759,582)	(68,979,923)	(1,389,588)	(20,555,495)
Net increase (decrease)	(1,679,882)	(23,509,052)	1,922,664	28,679,231
Class B(a)
Subscriptions	12	182	2,451	33,214
Distributions reinvested	560	7,802	8,403	114,037
Redemptions (b)	(60,709)	(852,301)	(177,378)	(2,396,611)
Net decrease	(60,137)	(844,317)	(166,524)	(2,249,360)
Class C
Subscriptions	229,455	3,138,395	486,605	6,651,722
Distributions reinvested	1,099,539	14,110,112	465,372	6,386,600
Redemptions	(2,620,392)	(36,375,300)	(2,139,521)	(29,176,546)
Net decrease	(1,291,398)	(19,126,793)	(1,187,544)	(16,138,224)
Class I(d)
Redemptions	(173)	(2,582)	—	—
Net decrease	(173)	(2,582)	—	—
Institutional Class(e)
Subscriptions	9,375,692	139,120,550	8,949,802	129,741,512
Distributions reinvested	11,914,694	166,038,931	6,310,854	91,872,074
Redemptions	(51,689,892)	(761,779,408)	(34,306,588)	(497,256,653)
Net decrease	(30,399,506)	(456,619,927)	(19,045,932)	(275,643,067)
Institutional 2 Class(f)
Subscriptions	2,835,773	42,964,137	2,428,484	35,999,335
Distributions reinvested	1,341,289	19,022,140	414,706	6,176,674
Redemptions	(3,868,617)	(56,613,191)	(1,612,963)	(23,982,022)
Net increase	308,445	5,373,086	1,230,227	18,193,987
Institutional 3 Class(d),(g)
Subscriptions	33,155,698	488,006,984	2,515,260	36,435,027
Distributions reinvested	1,667,152	22,951,278	356,140	5,184,666
Redemptions	(21,987,128)	(333,341,504)	(1,110,442)	(16,125,138)
Net increase	12,835,722	177,616,758	1,760,958	25,494,555
Class K
Distributions reinvested	50	690	18	256
Net increase	50	690	18	256
Class R
Subscriptions	588,066	8,566,534	971,725	13,939,950
Distributions reinvested	570,457	7,855,856	257,928	3,740,919
Redemptions	(1,564,861)	(22,957,949)	(1,791,044)	(25,852,615)
Net decrease	(406,338)	(6,535,559)	(561,391)	(8,171,746)
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Mid Cap Value Fund | Annual Report 2018	15

Statement of Changes in Net Assets   (continued)
	Year Ended		Year Ended
	February 28, 2018		February 28, 2017
	Shares	Dollars ($)	Shares	Dollars ($)
Class T(h)
Subscriptions	107	1,453	—	—
Distributions reinvested	3,115	43,038	1,488	21,638
Redemptions	(4,822)	(71,395)	(4,818)	(68,970)
Net decrease	(1,600)	(26,904)	(3,330)	(47,332)
Total net decrease	(26,875,529)	(420,288,939)	(22,698,860)	(325,641,960)

(a)	Effective July 17, 2017, Class B shares were automatically converted to Class A shares.
(b)	Includes conversions of Class B shares to Class A shares, if any.
(c)	Prior to November 1, 2017, Advisor Class shares were known as Class R4 shares.
(d)	Effective March 27, 2017, Class I shares were redeemed or exchanged for Institutional 3 Class shares.
(e)	Prior to November 1, 2017, Institutional Class shares were known as Class Z shares.
(f)	Prior to November 1, 2017, Institutional 2 Class shares were known as Class R5 shares.
(g)	Prior to November 1, 2017, Institutional 3 Class shares were known as Class Y shares.
(h)	Prior to March 27, 2017, Class T shares were known as Class W shares.
The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia Mid Cap Value Fund | Annual Report 2018

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Columbia Mid Cap Value Fund | Annual Report 2018	17

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
Year ended	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains
Class A
2/28/2018	$15.19	0.13	0.80	0.93	(0.14)	(2.71)
2/28/2017	$12.88	0.11	3.35	3.46	(0.11)	(1.04)
2/29/2016	$17.18	0.06	(2.03)	(1.97)	(0.05)	(2.28)
2/28/2015	$18.64	0.07	1.44	1.51	(0.07)	(2.90)
2/28/2014	$16.02	0.05	4.60	4.65	(0.07)	(1.96)
Advisor Class(d)
2/28/2018	$15.57	0.17	0.82	0.99	(0.18)	(2.71)
2/28/2017	$13.18	0.15	3.42	3.57	(0.14)	(1.04)
2/29/2016	$17.52	0.10	(2.07)	(1.97)	(0.09)	(2.28)
2/28/2015	$18.95	0.12	1.47	1.59	(0.12)	(2.90)
2/28/2014	$16.26	0.09	4.67	4.76	(0.11)	(1.96)
Class C
2/28/2018	$14.29	0.01	0.75	0.76	(0.05)	(2.71)
2/28/2017	$12.20	0.00 (e)	3.17	3.17	(0.04)	(1.04)
2/29/2016	$16.47	(0.06)	(1.93)	(1.99)	—	(2.28)
2/28/2015	$18.05	(0.06)	1.40	1.34	(0.02)	(2.90)
2/28/2014	$15.62	(0.08)	4.47	4.39	—	(1.96)
Institutional Class(f)
2/28/2018	$15.23	0.18	0.79	0.97	(0.18)	(2.71)
2/28/2017	$12.91	0.15	3.35	3.50	(0.14)	(1.04)
2/29/2016	$17.21	0.10	(2.03)	(1.93)	(0.09)	(2.28)
2/28/2015	$18.67	0.12	1.44	1.56	(0.12)	(2.90)
2/28/2014	$16.05	0.09	4.60	4.69	(0.11)	(1.96)
Institutional 2 Class(g)
2/28/2018	$15.57	0.18	0.83	1.01	(0.20)	(2.71)
2/28/2017	$13.18	0.17	3.42	3.59	(0.16)	(1.04)
2/29/2016	$17.52	0.12	(2.07)	(1.95)	(0.11)	(2.28)
2/28/2015	$18.96	0.15	1.45	1.60	(0.14)	(2.90)
2/28/2014	$16.26	0.12	4.67	4.79	(0.13)	(1.96)
Institutional 3 Class(h)
2/28/2018	$15.20	0.14	0.84	0.98	(0.20)	(2.71)
2/28/2017	$12.89	0.17	3.35	3.52	(0.17)	(1.04)
2/29/2016	$17.19	0.13	(2.03)	(1.90)	(0.12)	(2.28)
2/28/2015	$18.65	0.16	1.43	1.59	(0.15)	(2.90)
2/28/2014	$16.03	0.12	4.60	4.72	(0.14)	(1.96)
The accompanying Notes to Financial Statements are an integral part of this statement.
18	Columbia Mid Cap Value Fund | Annual Report 2018

Total distributions to shareholders	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)

(2.85)	$13.27	5.96%	1.18%	1.18% (c)	0.86%	59%	$692,641
(1.15)	$15.19	27.41%	1.17%	1.17% (c)	0.78%	33%	$886,910
(2.33)	$12.88	(12.77%)	1.18%	1.18% (c)	0.37%	47%	$837,676
(2.97)	$17.18	8.50%	1.16%	1.16% (c)	0.39%	25%	$1,112,701
(2.03)	$18.64	30.10%	1.17%	1.17% (c)	0.27%	48%	$1,098,949

(2.89)	$13.67	6.20%	0.93%	0.92% (c)	1.10%	59%	$69,624
(1.18)	$15.57	27.70%	0.93%	0.93% (c)	1.02%	33%	$105,459
(2.37)	$13.18	(12.53%)	0.94%	0.94% (c)	0.64%	47%	$63,910
(3.02)	$17.52	8.79%	0.92%	0.92% (c)	0.68%	25%	$33,559
(2.07)	$18.95	30.40%	0.92%	0.92% (c)	0.48%	48%	$10,580

(2.76)	$12.29	5.09%	1.93%	1.92% (c)	0.10%	59%	$69,670
(1.08)	$14.29	26.48%	1.92%	1.92% (c)	0.03%	33%	$99,413
(2.28)	$12.20	(13.42%)	1.93%	1.93% (c)	(0.38%)	47%	$99,372
(2.92)	$16.47	7.73%	1.91%	1.91% (c)	(0.36%)	25%	$138,393
(1.96)	$18.05	29.11%	1.92%	1.92% (c)	(0.49%)	48%	$133,282

(2.89)	$13.31	6.21%	0.93%	0.93% (c)	1.20%	59%	$837,610
(1.18)	$15.23	27.74%	0.93%	0.93% (c)	1.02%	33%	$1,421,365
(2.37)	$12.91	(12.51%)	0.93%	0.93% (c)	0.61%	47%	$1,450,834
(3.02)	$17.21	8.76%	0.91%	0.91% (c)	0.64%	25%	$2,334,328
(2.07)	$18.67	30.37%	0.92%	0.92% (c)	0.52%	48%	$2,423,967

(2.91)	$13.67	6.33%	0.82%	0.82%	1.17%	59%	$82,174
(1.20)	$15.57	27.86%	0.80%	0.80%	1.15%	33%	$88,789
(2.39)	$13.18	(12.40%)	0.79%	0.79%	0.76%	47%	$58,924
(3.04)	$17.52	8.87%	0.78%	0.78%	0.84%	25%	$72,152
(2.09)	$18.96	30.64%	0.80%	0.80%	0.67%	48%	$28,245

(2.91)	$13.27	6.34%	0.77%	0.77%	0.98%	59%	$239,180
(1.21)	$15.20	27.94%	0.75%	0.75%	1.19%	33%	$78,828
(2.40)	$12.89	(12.35%)	0.74%	0.74%	0.81%	47%	$44,147
(3.05)	$17.19	8.97%	0.73%	0.73%	0.88%	25%	$27,860
(2.10)	$18.65	30.65%	0.73%	0.73%	0.69%	48%	$10,175
Columbia Mid Cap Value Fund | Annual Report 2018	19

Financial Highlights  (continued)
Year ended	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains
Class K
2/28/2018	$15.26	0.15	0.80	0.95	(0.16)	(2.71)
2/28/2017	$12.93	0.13	3.37	3.50	(0.13)	(1.04)
2/29/2016	$17.24	0.08	(2.04)	(1.96)	(0.07)	(2.28)
2/28/2015	$18.70	0.10	1.44	1.54	(0.10)	(2.90)
2/28/2014	$16.07	0.07	4.61	4.68	(0.09)	(1.96)
Class R
2/28/2018	$15.14	0.09	0.80	0.89	(0.10)	(2.71)
2/28/2017	$12.84	0.08	3.33	3.41	(0.07)	(1.04)
2/29/2016	$17.14	0.02	(2.03)	(2.01)	(0.01)	(2.28)
2/28/2015	$18.61	0.03	1.44	1.47	(0.04)	(2.90)
2/28/2014	$16.00	0.00 (e)	4.59	4.59	(0.02)	(1.96)
Class T(i)
2/28/2018	$15.19	0.13	0.80	0.93	(0.14)	(2.71)
2/28/2017	$12.88	0.11	3.35	3.46	(0.11)	(1.04)
2/29/2016	$17.18	0.06	(2.03)	(1.97)	(0.05)	(2.28)
2/28/2015	$18.64	0.07	1.45	1.52	(0.08)	(2.90)
2/28/2014	$16.03	0.04	4.60	4.64	(0.07)	(1.96)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	The benefits derived from expense reductions had an impact of less than 0.01%.
(d)	Prior to November 1, 2017, Advisor Class shares were known as Class R4 shares.
(e)	Rounds to zero.
(f)	Prior to November 1, 2017, Institutional Class shares were known as Class Z shares.
(g)	Prior to November 1, 2017, Institutional 2 Class shares were known as Class R5 shares.
(h)	Prior to November 1, 2017, Institutional 3 Class shares were known as Class Y shares.
(i)	Prior to March 27, 2017, Class T shares were known as Class W shares.
The accompanying Notes to Financial Statements are an integral part of this statement.
20	Columbia Mid Cap Value Fund | Annual Report 2018

Total distributions to shareholders	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)

(2.87)	$13.34	6.09%	1.04%	1.04%	0.98%	59%	$6
(1.17)	$15.26	27.66%	1.03%	1.03%	0.92%	33%	$6
(2.35)	$12.93	(12.63%)	1.02%	1.02%	0.53%	47%	$5
(3.00)	$17.24	8.63%	1.01%	1.01%	0.57%	25%	$6
(2.05)	$18.70	30.26%	1.03%	1.03%	0.40%	48%	$16

(2.81)	$13.22	5.71%	1.43%	1.42% (c)	0.61%	59%	$41,290
(1.11)	$15.14	27.10%	1.42%	1.42% (c)	0.54%	33%	$53,457
(2.29)	$12.84	(13.02%)	1.43%	1.43% (c)	0.11%	47%	$52,550
(2.94)	$17.14	8.25%	1.41%	1.41% (c)	0.15%	25%	$77,556
(1.98)	$18.61	29.77%	1.42%	1.42% (c)	0.02%	48%	$62,085

(2.85)	$13.27	5.96%	1.18%	1.17% (c)	0.85%	59%	$224
(1.15)	$15.19	27.41%	1.17%	1.17% (c)	0.78%	33%	$281
(2.33)	$12.88	(12.77%)	1.18%	1.18% (c)	0.37%	47%	$281
(2.98)	$17.18	8.50%	1.16%	1.16% (c)	0.37%	25%	$492
(2.03)	$18.64	30.02%	1.16%	1.16% (c)	0.21%	48%	$645
Columbia Mid Cap Value Fund | Annual Report 2018	21

Notes to Financial Statements
February 28, 2018
Note 1. Organization
Columbia Mid Cap Value Fund (the Fund), a series of Columbia Funds Series Trust (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware statutory trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense and sales charge structure. The Fund offers each of the share classes identified below.
Class A shares are subject to a maximum front-end sales charge of 5.75% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months after purchase, charged as follows: 1.00% CDSC if redeemed within 12 months after purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.
Advisor Class shares are not subject to sales charges and are generally available only to omnibus retirement plans and certain investors as described in the Fund’s prospectus. Prior to November 1, 2017, Advisor Class shares were known as Class R4 shares.
Class B shares of the Fund are no longer offered for sale. When available, Class B shares were subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Effective July 17, 2017, Class B shares were automatically converted to Class A shares without a CDSC. On August 4, 2017, the capital owned by Columbia Management Investment Advisers, LLC in Class B shares was redeemed without a CDSC.
Class C shares are subject to a 1.00% CDSC on shares redeemed within 12 months after purchase.
Class I shares of the Fund are no longer offered for sale. When available, Class I shares were not subject to sales charges, and were made available only to the Columbia Family of Funds. On March 27, 2017, Class I shares were redeemed or exchanged for Class Y shares (currently known as Institutional 3 Class shares) of the Fund in a tax free transaction that had no impact on the fees and expenses paid by shareholders.
Institutional Class shares are not subject to sales charges and are generally available only to eligible investors, which are subject to different investment minimums as described in the Fund’s prospectus. Prior to November 1, 2017, Institutional Class shares were known as Class Z shares.
Institutional 2 Class shares are not subject to sales charges and are generally available only to investors purchasing through authorized investment professionals and omnibus retirement plans as described in the Fund’s prospectus. Prior to November 1, 2017, Institutional 2 Class shares were known as Class R5 shares.
Institutional 3 Class shares are not subject to sales charges and are available to institutional and certain other investors as described in the Fund’s prospectus. Prior to November 1, 2017, Institutional 3 Class shares were known as Class Y shares.
The Fund no longer accepts investments by existing investors in Class K shares. When available, Class K shares were not subject to sales charges and were made available only to existing investors in Class K shares. On March 9, 2018, Class K shares were redeemed or exchanged for Advisor Class shares of the Fund in a tax free transaction that had no impact on fees and expenses paid by the shareholders.
Class R shares are not subject to sales charges and are generally available only to certain retirement plans and other investors as described in the Fund’s prospectus.
22	Columbia Mid Cap Value Fund | Annual Report 2018

Notes to Financial Statements  (continued)
February 28, 2018
Class T shares are subject to a maximum front-end sales charge of 2.50% per transaction and must be purchased through financial intermediaries that, by written agreement with Columbia Management Investment Distributors, Inc., are specifically authorized to sell Class T shares. Prior to March 27, 2017, Class T shares were known as Class W shares, were not subject to sales charges, and were generally available only to investors purchasing through authorized investment programs managed by investment professionals, including discretionary managed accounts.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
All equity securities are valued at the close of business of the New York Stock Exchange. Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.
Foreign equity securities are valued based on the closing price on the foreign exchange in which such securities are primarily traded. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board of Trustees, including, if available, utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. The fair value of a security is likely to be different from the quoted or published price, if available.
Investments in open-end investment companies, including money market funds, are valued at their latest net asset value.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Columbia Mid Cap Value Fund | Annual Report 2018	23

Notes to Financial Statements  (continued)
February 28, 2018
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information on the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by the Fund’s management. Management’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company net taxable income and net capital gains, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its ordinary income, capital gains net income and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Distributions to shareholders
Distributions from net investment income, if any, are declared and paid each calendar quarter. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
24	Columbia Mid Cap Value Fund | Annual Report 2018

Notes to Financial Statements  (continued)
February 28, 2018
Recent accounting pronouncement
Accounting Standards Update 2017-08 Premium Amortization on Purchased Callable Debt Securities
In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2017-08 Premium Amortization on Purchased Callable Debt Securities. ASU No. 2017-08 updates the accounting standards to shorten the amortization period for certain purchased callable debt securities, held at a premium, to be amortized to the earliest call date. The update applies to securities with explicit, noncontingent call features that are callable at fixed prices and on preset dates. The standard is effective for annual periods beginning after December 15, 2018 and interim periods within those fiscal years. At this time, management is evaluating the implication of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.82% to 0.65% as the Fund’s net assets increase. The effective management services fee rate for the year ended February 28, 2018 was 0.73% of the Fund’s average daily net assets.
Participating Affiliates
The Investment Manager and its investment advisory affiliates (Participating Affiliates) around the world may coordinate in providing services to their clients. From time to time the Investment Manager (or any affiliated investment subadviser to the Fund, as the case may be) may engage its Participating Affiliates to provide a variety of services such as investment research, investment monitoring, trading and discretionary investment management (including portfolio management) to certain accounts managed by the Investment Manager, including the Fund. These Participating Affiliates will provide services to the Investment Manager (or any affiliated investment subadviser to the Fund as the case may be) either pursuant to subadvisory agreements, personnel-sharing agreements or similar inter-company arrangements and the Fund will pay no additional fees and expenses as a result of any such arrangements.
These Participating Affiliates, like the Investment Manager, are direct or indirect subsidiaries of Ameriprise Financial and are registered with appropriate respective regulators in their home jurisdictions and, where required, the Securities and Exchange Commission and the Commodity Futures Trading Commission in the United States.
Pursuant to some of these arrangements, certain employees of these Participating Affiliates may serve as "associated persons" of the Investment Manager and, in this capacity, subject to the oversight and supervision of the Investment Manager and consistent with the investment objectives, policies and limitations set forth in the Fund’s prospectus and Statement of Additional Information (SAI), may provide such services to the Fund on behalf of the Investment Manager.
Other expenses
Other expenses are for, among other things, miscellaneous expenses of the Fund or the Board of Trustees, including payments to Board Services Corp., a company that dissolved on August 25, 2017, which had provided limited administrative services to the Fund and the Board of Trustees. That company’s expenses included boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. For the year ended February 28, 2018, other expenses paid by the Fund to this company were $2,582.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by
Columbia Mid Cap Value Fund | Annual Report 2018	25

Notes to Financial Statements  (continued)
February 28, 2018
the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan. All amounts payable under the Plan constitute a general unsecured obligation of the Fund.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated funds governed by the Board of Trustees, based on relative net assets.
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with DST Asset Manager Solutions, Inc. (DST) to serve as sub-transfer agent. The Transfer Agent pays the fees of DST for services as sub-transfer agent and DST is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Effective August 1, 2017, total transfer agency fees for Class K, Institutional 2 Class and Institutional 3 Class shares are subject to an annual limitation of not more than 0.07%, 0.07% and 0.02%, respectively, of the average daily net assets attributable to each share class. Prior to August 1, 2017, these limitations were 0.075% for Class K and Institutional 2 Class shares and 0.025% for Institutional 3 Class shares.
For the year ended February 28, 2018, the Fund’s effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:
Effective rate (%)
Class A	0.18
Advisor Class	0.18
Class B	0.08 (a),(b)
Class C	0.18
Institutional Class	0.18
Institutional 2 Class	0.06
Institutional 3 Class	0.01
Class K	0.06
Class R	0.18
Class T	0.18

(a)	Effective July 17, 2017, Class B shares were automatically converted to Class A shares.
(b)	Unannualized.
An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended February 28, 2018, these minimum account balance fees reduced total expenses of the Fund by $4,820.
26	Columbia Mid Cap Value Fund | Annual Report 2018

Notes to Financial Statements  (continued)
February 28, 2018
Plan administration fees
Under a Plan Administration Services Agreement with the Transfer Agent, the Fund pays an annual fee at a rate of 0.25% of the Fund’s average daily net assets attributable to Class K shares for the provision of various administrative, recordkeeping, communication and educational services.
Distribution and service fees
The Fund has entered into an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. The Board of Trustees has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) applicable to certain share classes, which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.
Under the Plans, the Fund pays a monthly combined distribution and service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A shares of the Fund. Also under the Plans, the Fund pays a monthly service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class B, Class C and Class T shares of the Fund and a monthly distribution fee to the Distributor at the maximum annual rates of 0.75%, 0.75%, 0.50% and 0.25% of the average daily net assets attributable to Class B, Class C, Class R and Class T shares of the Fund, respectively. As a result of all Class B shares of the Fund being redeemed or converted to Class A shares, August 4, 2017 was the last day the Fund paid a distribution and service fee for Class B shares.
Although the Fund may pay a distribution fee up to 0.25% of the Fund’s average daily net assets attributable to Class T shares and a service fee of up to 0.25% of the Fund’s average daily net assets attributable to Class T shares, the aggregate fee shall not exceed 0.25% of the Fund’s average daily net assets attributable to Class T shares.
Sales charges (unaudited)
Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares for the year ended February 28, 2018, if any, are listed below:
Amount ($)
Class A	171,307
Class C	1,923
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the class’ average daily net assets:
	July 1, 2017 through June 30, 2018	Prior to July 1, 2017
Class A	1.17%	1.24%
Advisor Class	0.92	0.99
Class C	1.92	1.99
Institutional Class	0.92	0.99
Institutional 2 Class	0.855	0.91
Institutional 3 Class	0.805	0.86
Class K	1.105	1.16
Class R	1.42	1.49
Class T	1.17	1.24
Columbia Mid Cap Value Fund | Annual Report 2018	27

Notes to Financial Statements  (continued)
February 28, 2018
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At February 28, 2018, these differences were primarily due to differing treatment for deferral/reversal of wash sale losses and trustees’ deferred compensation. To the extent these differences were permanent, reclassifications were made among the components of the Fund’s net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications.
The Fund did not have any permanent differences; therefore, no reclassifications were made to the Statement of Assets and Liabilities.
The tax character of distributions paid during the years indicated was as follows:
February 28, 2018			February 28, 2017
Ordinary income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Long-term capital gains ($)	Total ($)
44,835,583	394,213,846	439,049,429	28,635,197	181,582,839	210,218,036
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
At February 28, 2018, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized appreciation ($)
12,732,701	99,364,498	—	437,317,032
At February 28, 2018, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized appreciation ($)
1,611,677,828	501,899,289	(64,582,257)	437,317,032
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
28	Columbia Mid Cap Value Fund | Annual Report 2018

Notes to Financial Statements  (continued)
February 28, 2018
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $1,422,926,276 and $2,304,737,141, respectively, for the year ended February 28, 2018. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 7. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations.
The Fund had no borrowings during the year ended February 28, 2018.
Note 8. Significant risks
Shareholder concentration risk
At February 28, 2018, one unaffiliated shareholder of record owned 10.0% of the outstanding shares of the Fund in one or more accounts. The Fund has no knowledge about whether any portion of those shares was owned beneficially. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 9. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 10. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
Columbia Mid Cap Value Fund | Annual Report 2018	29

Notes to Financial Statements  (continued)
February 28, 2018
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.
30	Columbia Mid Cap Value Fund | Annual Report 2018

Report of Independent Registered Public Accounting Firm
To the Trustees of Columbia Funds Series Trust and Shareholders of Columbia Mid Cap Value Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Mid Cap Value Fund (one of the funds constituting Columbia Funds Series Trust, referred to hereafter as the "Fund") as of February 28, 2018, the related statement of operations for the year ended February 28, 2018, the statement of changes in net assets for each of the two years in the period ended February 28, 2018, including the related notes, and the financial highlights for each of the five years in the period ended February 28, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of February 28, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended February 28, 2018 and the financial highlights for each of the five years in the period ended February 28, 2018 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of February 28, 2018 by correspondence with the custodian, transfer agent and brokers. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
April 20, 2018
We have served as auditors of one or more investment companies within the Columbia Funds Complex since 1977.
Columbia Mid Cap Value Fund | Annual Report 2018	31

Federal Income Tax Information
(Unaudited)
The Fund hereby designates the following tax attributes for the fiscal year ended February 28, 2018. Shareholders will be notified in early 2019 of the amounts for use in preparing 2018 income tax returns.
Qualified dividend income	Dividends received deduction	Capital gain dividend
84.61%	82.65%	$433,224,727
Qualified dividend income. For taxable, non-corporate shareholders, the percentage of ordinary income distributed during the fiscal year that represents qualified dividend income subject to reduced tax rates.
Dividends received deduction. The percentage of ordinary income distributed during the fiscal year that qualifies for the corporate dividends received deduction.
Capital gain dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period.
32	Columbia Mid Cap Value Fund | Annual Report 2018

TRUSTEES AND OFFICERS
Shareholders elect the Board that oversees the Fund’s operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, Trustees not affiliated with the Investment Manager generally may serve through the end of the calendar year in which they reach either the mandatory retirement age established by the Board or the fifteenth anniversary of the first Columbia Funds Board meeting they attended as a member of the Board.
Independent trustees
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
George S. Batejan c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1953	Trustee since 1/17	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	125	Advisory Board Member, University of Colorado Business School since November 2015; former Chairman of the Board, NICSA (National Investment Company Services Association) (Executive Committee, Nominating Committee and Governance Committee), 2014-2016; former Director, Intech Investment Management, 2011- 2016; former Board Member, Metro Denver Chamber of Commerce, 2015-2016
Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; specializing in arbitration and mediation; Interim President and Chief Executive Officer, Blue Cross and Blue Shield of Minnesota (health care insurance) since February 2018; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees; Interim Chair, Minnesota Sports Facilities Authority, March 2017-July 2017	125	Trustee, BlueCross BlueShield of Minnesota since 2009 (Chair of the Business Development Committee, 2014-2017; Chair of the Governance Committee since 2017); Chair of the Robina Foundation since August 2013; former Member of the Board, Minnesota Sports Facilities Authority, January 2017-July 2017
Edward J. Boudreau, Jr. c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1944	Chair of the Board since 1/18; Trustee since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000; FINRA Industry Arbitrator, 2002-present; Chairman and Chief Executive Officer, John Hancock Investments (asset management), Chairman and Interested Trustee for open-end and closed-end funds offered by John Hancock, 1989-2000; John Hancock Mutual Life Insurance Company, including Senior Vice President and Treasurer and Senior Vice President Information Technology, 1968-1988	125	Former Trustee, Boston Museum of Science (Chair of Finance Committee) 1985-2013; former Trustee, BofA Funds Series Trust (11 funds), 2005-2011
Columbia Mid Cap Value Fund | Annual Report 2018	33

TRUSTEES AND OFFICERS  (continued)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, Morgan Stanley, 1982-1991	125	Trustee, New York Presbyterian Hospital Board (Executive Committee and Chair of Human Resources Committee) since 1996; Director, Darien Rowayton Bank (Audit Committee) since 2017
William P. Carmichael c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1943	Trustee since 6/11 for RiverSource Funds and since 2003 for Nations Funds	Retired; Co-founder, The Succession Fund (provides exit strategies to owners of privately held companies), 1998-2007; Adjunct Professor of Finance, Kelley School of Business, Indiana University, 1993-2007; Senior Vice President, Sara Lee Corporation, 1991-1993; Senior Vice President and Chief Financial Officer, Beatrice Foods Company, 1984-1990; Vice President, Esmark, Inc., 1973-1984; Associate, Price Waterhouse, 1968-1972	125	Director, The Finish Line (athletic shoes and apparel) since July 2003; former Director, Cobra Electronics Corporation (electronic equipment manufacturer), 1994-August 2014; former Director, Spectrum Brands, Inc. (consumer products), 2002-2009; former Director, Simmons Company (bedding), 2004-2010; former Trustee, BofA Funds Series Trust (11 funds) 2003-2011; former Director, McMoRan Exploration Company (oil and gas exploration and development) 2010 - 2013; former Director, International Textile Corp., 2012-2016; former Director, hhgregg, 2015-2017
Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1950	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	125	Trustee, MA Taxpayers Foundation since 1997; Board of Directors, The MA Business Roundtable since 2003; Board of Governors, Innovation Institute, MA Technology Collaborative since 2010
Brian J. Gallagher c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 12/17	Retired; Partner with Deloitte & Touche LLP and its predecessors, 1977-2016	123	Trustee, Catholic Schools Foundation since 2004
Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1952	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Managing Director, Morgan Stanley, 1982-1989; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	125	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)
34	Columbia Mid Cap Value Fund | Annual Report 2018

TRUSTEES AND OFFICERS  (continued)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
Minor M. Shaw c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1947	Trustee since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business), 1998-2011	125	Director, BlueCross BlueShield of South Carolina since April 2008; Director, National Association of Corporate Directors, Carolinas Chapter, since 2013; Board Chair, Hollingsworth Funds since 2016; Advisory Board member, Duke Energy Corp. since October 2016; Chair of the Duke Endowment; Chair of Greenville – Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011; former Director, Piedmont Natural Gas, 2004-2016
Sandra Yeager c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1964	Trustee since 12/17	Retired; President and founder, Hanoverian Capital, LLC (SEC registered investment advisor firm), 2008-2016	123	Director, NAPE Education Foundation since October 2016
Interested trustee not affiliated with Investment Manager*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships/ held by Trustee during the past five years
Anthony M. Santomero c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1946	Trustee since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President, Federal Reserve Bank of Philadelphia, 2000-2006, Professor of Finance, The Wharton School, University of Pennsylvania, 1972-2002	123	Trustee, Penn Mutual Life Insurance Company since March 2008; Director, Renaissance Reinsurance Ltd. since May 2008; Director, Citigroup Inc. since 2009; Director, Citibank, N.A. since 2009; former Trustee, BofA Funds Series Trust (11 funds), 2008-2011
*	Dr. Santomero is not an affiliated person of the Investment Manager or Ameriprise Financial. However, he is currently deemed by the Funds to be an “interested person” (as defined in the 1940 Act) of the Funds because he serves as a Director of Citigroup Inc. and Citibank, N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the Funds or accounts advised/managed by the Investment Manager.
Columbia Mid Cap Value Fund | Annual Report 2018	35

TRUSTEES AND OFFICERS  (continued)
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Trusts and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
William F. Truscott c/o Columbia Management Investment Advisers, LLC 225 Franklin St. Boston, MA 02110 1960	Trustee since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002 for RiverSource Funds and since 5/10 for Nations Funds	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010 - September 2012); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006 - August 2012.	196	Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; former Director, Ameriprise Certificate Company, 2006-January 2013
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
Nations Funds refer to the Funds within the Columbia Funds Complex that historically bore the Nations brand and include series of Columbia Funds Series Trust. RiverSource Funds refer to the Funds within the Columbia Funds Complex that historically bore the RiverSource brand and include series of Columbia Funds Series Trust II.
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611, visiting investor.columbiathreadneedleus.com or contacting your financial intermediary.
36	Columbia Mid Cap Value Fund | Annual Report 2018

TRUSTEES AND OFFICERS  (continued)
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Truscott, who is Senior Vice President, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds complex or a predecessor thereof	Principal occupation(s) during past five years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously, Vice President and Chief Counsel, January 2010 - December 2014; officer of Columbia Funds and affiliated funds since 2007.
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011), Chief Financial Officer (2009) and Chief Accounting Officer (2015)	Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; senior officer of Columbia Funds and affiliated funds since 2002.
Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Senior Vice President (2011) and Assistant Secretary (2008)	Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since January 2017 (previously Vice President and Lead Chief Counsel, November 2008 - January 2017 and January 2013 - January 2017, respectively; and Chief Counsel, January 2010 - January 2013); Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since May 2010.
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010.
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013 (previously Director and Global Chief Investment Officer, 2010 - 2013).
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Senior Vice President (2017), Chief Legal Officer (2017) and Secretary (2015)	Vice President and Group Counsel, Ameriprise Financial, Inc. since August 2011; officer of Columbia Funds and affiliated funds since 2005.
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)	Managing Director and Global Head of Operations, Columbia Management Investment Advisers, LLC since April 2016 (previously Managing Director and Chief Operating Officer, 2010 - 2016).
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
Columbia Mid Cap Value Fund | Annual Report 2018	37

Additional information
The Fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting investor.columbiathreadneedleus.com; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting investor.columbiathreadneedleus.com, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit investor.columbiathreadneedleus.com or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
Fund investment manager
Columbia Management Investment Advisers, LLC
225 Franklin Street
Boston, MA 02110
Fund distributor
Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, MA 02110
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 8081
Boston, MA 02266-8081
38	Columbia Mid Cap Value Fund | Annual Report 2018

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Columbia Mid Cap Value Fund
P.O. Box 8081
Boston, MA 02266-8081

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
investor.columbiathreadneedleus.com. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved. Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110-2804
© 2018 Columbia Management Investment Advisers, LLC.
investor.columbiathreadneedleus.com
ANN197_02_H01_(04/18)

Annual Report
February 28, 2018
Columbia Select International Equity Fund
Not FDIC Insured • No bank guarantee • May lose value

President’s Message
Dear Shareholders,
The year 2017 was an extraordinary year in the financial markets. The S&P 500 Index didn’t experience a single down month and returned over 20% during the 12-month period. The index continued this trend into January 2018, which marked the fastest start for the index ever. Low volatility, which had been a feature of the U.S. equity market for the last several years, along with the surge in the S&P 500 Index, seemingly drove investor sentiment to very high levels. This arguably set the stage for an overdue correction, which we witnessed in February 2018.
A return to volatility
There have been few periods of market upheaval such as were experienced in the first part of 2018. While investors were taken by surprise by the sudden and pronounced market swings, the return to some level of volatility actually marked a resumption of relatively normal market conditions. Having said that, it’s important to distinguish between a good technical correction where excess enthusiasm in the marketplace is being let out, versus a real change in the underlying fundamentals – things like an underperforming economy or weaker corporate earnings. Our view is that the recent market volatility falls into the former category, and the fundamentals remain strong. We’re continuing to see improvements in global economic activity, and we’re seeing corporate earnings expectations continue to rise – and not just because of tax reform.
Consistency is more important than ever
It’s important to keep in mind that when it comes to long-term investing, it’s the destination, not the journey that matters most. If you have a financial goal that you’ve worked out with your financial advisor, and you have a good asset allocation plan to reach it, it’s a question of sticking with your plan rather than become focused on near-term volatility. Bouts of volatility are normal. After all, it’s hard to cross the ocean without hitting an occasional rough patch. You need to focus on the destination.
One final thought. In weathering volatility, it’s the consistency of the return that is essential. Investors who chase higher returns are usually the first to sell when an investment goes through a bad patch, and they therefore don’t tend to benefit from the recovery. More disciplined investors who perhaps panic less or not at all during periods of volatility, tend to have improved long-term results and are more likely to reach their financial goals. Nothing is more important to us than making sure those who have entrusted us to protect and grow their assets are able to do what matters most to them.
Your success is our priority. Talk to your financial advisor about how working with Columbia Threadneedle Investments may help you position your portfolio for consistent, sustainable outcomes, no matter the market conditions.
Sincerely,
Christopher O. Petersen
President, Columbia Funds
The S&P 500 Index, an unmanaged index, measures the performance of 500 widely held, large-capitalization U.S. stocks and is frequently used as a general measure of market performance. Past performance is no guarantee of future results.
Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
© 2018 Columbia Management Investment Advisers, LLC. All rights reserved.
Columbia Select International Equity Fund   |  Annual Report 2018

Columbia Select International Equity Fund  |  Annual Report 2018

Fund at a Glance
Investment objective
Columbia Select International Equity Fund (the Fund) seeks long-term capital growth.
Portfolio management
Threadneedle International Limited
Simon Haines, CFA
William Davies
David Dudding, CFA
Morningstar style boxTM
The Morningstar Style Box is based on a fund’s portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.
© 2018 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.
Average annual total returns (%) (for the period ended February 28, 2018)
		Inception	1 Year	5 Years	10 Years
Class A	Excluding sales charges	06/03/92	22.50	4.85	0.78
	Including sales charges		15.46	3.62	0.19
Advisor Class*		11/08/12	22.89	5.11	1.04
Class C	Excluding sales charges	06/17/92	21.62	4.05	0.03
	Including sales charges		20.62	4.05	0.03
Institutional Class		12/02/91	22.76	5.11	1.04
Institutional 2 Class*		11/08/12	23.00	5.28	1.13
Institutional 3 Class*		03/07/11	23.03	5.33	1.19
Class K*		03/07/11	22.70	5.01	0.95
Class R		01/23/06	22.24	4.60	0.54
Class T*	Excluding sales charges	09/27/10	22.49	4.85	0.80
	Including sales charges		19.38	4.32	0.54
MSCI EAFE Index (Net)			20.13	7.06	2.82
Returns for Class A shares are shown with and without the maximum initial sales charge of 5.75%. Returns for Class C shares are shown with and without the 1.00% contingent deferred sales charge for the first year only. Returns for Class T shares are shown with and without the maximum initial sales charge of 2.50% per transaction. Effective November 1, 2017, Class R4, Class R5, Class Y and Class Z shares were renamed Advisor Class, Institutional 2 Class, Institutional 3 Class and Institutional Class shares, respectively. The Fund’s other share classes are not subject to sales charges and have limited eligibility. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each share class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting investor.columbiathreadneedleus. com or calling 800.345.6611.
The Fund’s performance prior to May 2015 reflects returns achieved pursuant to different principal investment strategies. If the Fund’s current strategies had been in place for the prior periods, results shown may have been different.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit investor.columbiathreadneedleus.com/investment-products/mutual-funds/appended-performance for more information.
The MSCI EAFE Index (Net) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. The index is compiled from a composite of securities markets of Europe, Australasia and the Far East and is widely recognized by investors in foreign markets as the measurement index for portfolios of non-North American securities.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes (except the MSCI EAFE Index (Net), which reflects reinvested dividends net of withholding taxes) or other expenses of investing. Securities in the Fund may not match those in an index.
2	Columbia Select International Equity Fund | Annual Report 2018

Fund at a Glance   (continued)
Performance of a hypothetical $10,000 investment (February 29, 2008 — February 28, 2018)
The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Select International Equity Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.
Top 10 holdings (%) (at February 28, 2018)
AIA Group Ltd. (Hong Kong)	3.4
BNP Paribas SA (France)	3.4
CRH PLC (Ireland)	3.3
PT Bank Rakyat Indonesia Persero Tbk (Indonesia)	3.2
Ferguson PLC (United Kingdom)	3.1
RELX NV (Netherlands)	3.0
L’Oreal SA (France)	2.8
Kubota Corp. (Japan)	2.6
Deutsche Telekom AG, Registered Shares (Germany)	2.6
Anheuser-Busch InBev SA/NV (Belgium)	2.6
Percentages indicated are based upon total investments (excluding Money Market Funds).
For further detail about these holdings, please refer to the section entitled “Portfolio of Investments.”
Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.
Equity sector breakdown (%) (at February 28, 2018)
Consumer Discretionary	9.0
Consumer Staples	7.7
Energy	5.6
Financials	27.4
Health Care	6.3
Industrials	22.7
Information Technology	10.2
Materials	7.8
Real Estate	0.0 (a)
Telecommunication Services	3.3
Total	100.0

(a)	Rounds to zero.
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.

Columbia Select International Equity Fund | Annual Report 2018	3

Fund at a Glance   (continued)
Country breakdown (%) (at February 28, 2018)
Australia	3.0
Belgium	2.5
Canada	2.4
China	1.2
Czech Republic	0.5
France	11.4
Germany	4.0
Hong Kong	3.4
India	0.7
Indonesia	3.2
Ireland	5.2
Japan	24.5
Malta	0.0 (a)
Netherlands	7.0
Singapore	0.8
Spain	2.0
Sweden	3.0
Switzerland	6.6
United Kingdom	17.7
United States(b)	0.9
Total	100.0

(a)	Rounds to zero.
(b)	Includes investments in Money Market Funds.
Country breakdown is based primarily on issuer’s place of organization/incorporation. Percentages indicated are based upon total investments. The Fund’s portfolio composition is subject to change.
4	Columbia Select International Equity Fund | Annual Report 2018

Manager Discussion of Fund Performance
For the 12-month period ended February 28, 2018, the Fund’s Class A shares returned 22.50% excluding sales charges. The Fund outperformed its benchmark, the MSCI EAFE Index (Net), which returned 20.13% over the same period. The Fund benefited from stock selection in industrials, technology and financials, while holdings in consumer discretionary, energy and telecommunications detracted from performance.
Positive corporate results helped boost global markets
The period under review was a strong one for global stocks, which were supported by positive global economic data and corporate results. All major markets posted positive returns in local currency terms. Towards the end of the review period, however, gains were somewhat eroded amid fears that copious central bank stimulus could soon end. Despite performing more modestly towards the end of the period, European equities proved to be one of the strongest segments of the benchmark. While impressive economic indicators drove performance, these were offset somewhat by political uncertainty in the EU and, towards the end of the period, the burden of a strong euro. Angela Merkel’s success in September’s German federal elections was greeted favorably by markets, although she subsequently found it difficult to form a coalition government. Asian stocks rallied over the period, with weakness in the U.S. dollar, global liquidity and the supportive macro outlook all underpinning inflows into the market. China significantly outperformed its regional peers, successfully resisting concerns of an economic slowdown under the stewardship of President Xi Jinping. Japan joined Europe as one of the stronger performers on a total return basis, with economic indicators surprising on the upside, and investors welcoming a picture of improved corporate governance. The re-election of Prime Minister Shinzo Abe in October boosted sentiment further.
Contributors and detractors
The three strongest-contributing market sectors to Fund performance during the period were industrials and technology, where we were overweight relative to the benchmark, and financials. Our exposure to financials started the period as an underweight relative to the benchmark but ended as an overweight. Each of the three sectors generated positive absolute returns, with technology being the standout performer, as themes such as disruption, robotics and automation continued to drive future expectations. Financials rose at the end of the period due to the growing prospect that tighter monetary policy would soon materialize. The three countries that made the strongest contribution in relative terms were the U.K. and Australia, where the Fund was underweight relative to the benchmark, and the Netherlands, where the Fund was overweight. Stock selection drove performance across these countries. Among individual holdings, the three top performers for the period were Capcom, Berendsen and Bank Rakyat. Japanese video game software developer Capcom rose towards the end of the period as its new game, Monster Hunter World, sold over five million copies within its first three days of release, exceeding already high expectations. The prospect of overseas sales growth continues to drive broader sentiment around the stock. Berendsen, a British textile cleaning and supply service company, leapt in mid-May following a takeover bid by French rival Elis. The deal subsequently materialized at the beginning of June. Indonesia-based Bank Rakyat rose to all-time highs during the period, driven by the company’s healthy outlook. Management continues to prioritize the growth of the company’s small-business, micro and consumer segments, while a low-interest environment should support both loan growth and margins.
The three sectors that detracted most from performance over the period were consumer discretionary, where the Fund was underweight relative to the benchmark; energy and telecommunications, both of which were overweight. Only telecommunications generated a marginal, negative absolute return, but that was more than compensated for by positive returns within consumer discretionary and energy. The three main detractors at the country level were Germany and Spain, where the Fund was underweight, and Belgium, where the Fund was overweight relative to the benchmark. Stock selection was the primary factor behind underperformance in each of these countries. Among individual holdings, the largest detractors during the period were CRH, Dentsu and Deutsche Telekom. Ireland-based global building materials group CRH fell during the period, having appreciated materially through the later stages of 2016. Weakness in U.S. construction spending — which was heavily impacted in the third quarter of 2017 by adverse weather — led to a decline in the stock in the final months of 2017. Japanese advertising company Dentsu declined early in the period amid signs that the company’s growth was beginning to slow. Deutsche Telekom underperformed along with the broader telecommunications space, as yields rose and investors expressed some concern about the impact of the weak U.S. dollar on the company, given its exposure to the U.S. via its T-Mobile subsidiary. We closed our position in Dentsu in August, in order to reallocate towards stocks that we believed had preferable medium-to-long-term prospects.
Columbia Select International Equity Fund | Annual Report 2018	5

Manager Discussion of Fund Performance  (continued)
Portfolio positioning
Country and sector exposures are a result of bottom-up portfolio construction. While we remain aware of macroeconomic trends which may impact performance, individual company prospects drive the basis for investment. Having said that, notable increases in country exposure included France, Sweden and China. These moves primarily came about through new positions in Dassault Systems and BNP Paribas in France; Volvo, Hexagon and Atlas Copco in Sweden; and Tencent Holdings in China. Decreases were seen in Japan, the U.K. and Netherlands. These moves were the result of a number of sales, such as: Dentsu, Yaskawa Electric and Tadano in Japan; BT, Ashtead and Diageo in the U.K.; and Akzo Nobel in the Netherlands.
Our largest new positions for the period were in BNP Paribas, Hoya Corporation and Persol Holdings. We believe that France-based BNP Paribas is well-placed to exceed its 2020 financial targets, and carries a positive sensitivity to the prospect of further rises in rates. Japanese company Hoya offers exposure to a combination of healthcare and technology. Meanwhile, we felt that human resource solutions company Persol Holdings was well-positioned to benefit from a tight Japanese labor market and an improving temporary staffing outlook. Our largest sales were Hitachi High-Technologies, Bayer and Yaskawa Electric (excluding Berendsen, following its acquisition). Given valuations, we felt that there were preferable alternatives to both Hitachi and Yaskawa, a Japanese robotics company; the latter, in particular, had performed strongly through 2017, prompting our reallocation into Keyence, a Japanese company that specializes in automation systems. German pharmaceutical and life sciences company Bayer was sold following its recovery from weakness experienced in 2016.
Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Growth securities, at times, may not perform as well as value securities or the stock market in general and may be out of favor with investors. Value securities may be unprofitable if the market fails to recognize their intrinsic worth or the portfolio manager misgauged that worth. International investing involves certain risks and volatility due to potential political, economic or currency instabilities and different financial and accounting standards. Risks are enhanced for emerging market issuers. Investing in derivatives is a specialized activity that involves special risks that subject the Fund to significant loss potential, including when used as leverage, and may result in greater fluctuation in fund value. The value of the Fund’s portfolio may be more volatile due to concentrated investments in similar industries, sectors or geographical regions. Investments in a limited number of companies subject the Fund to greater risk of loss. See the Fund’s prospectus for more information on these and other risks.
The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
6	Columbia Select International Equity Fund | Annual Report 2018

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
September 1, 2017 — February 28, 2018
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,071.60	1,017.85	7.19	7.00	1.40
Advisor Class (formerly Class R4)	1,000.00	1,000.00	1,073.20	1,019.09	5.91	5.76	1.15
Class C	1,000.00	1,000.00	1,066.80	1,014.13	11.02	10.74	2.15
Institutional Class (formerly Class Z)	1,000.00	1,000.00	1,072.20	1,019.09	5.91	5.76	1.15
Institutional 2 Class (formerly Class R5)	1,000.00	1,000.00	1,073.60	1,019.74	5.24	5.11	1.02
Institutional 3 Class (formerly Class Y)	1,000.00	1,000.00	1,073.80	1,020.08	4.88	4.76	0.95
Class K	1,000.00	1,000.00	1,072.40	1,018.50	6.53	6.36	1.27
Class R	1,000.00	1,000.00	1,069.90	1,016.61	8.47	8.25	1.65
Class T (formerly Class W)	1,000.00	1,000.00	1,071.60	1,017.85	7.19	7.00	1.40
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.
Columbia Select International Equity Fund | Annual Report 2018	7

Portfolio of Investments
February 28, 2018
(Percentages represent value of investments compared to net assets)
Common Stocks 98.3%
Issuer	Shares	Value ($)
Australia 3.0%
Australia & New Zealand Banking Group Ltd.	116,071	2,593,968
CSL Ltd.	53,980	6,798,171
Total		9,392,139
Belgium 2.5%
Anheuser-Busch InBev SA/NV	75,524	8,017,493
Canada 2.4%
Suncor Energy, Inc.	227,700	7,495,362
China 1.1%
China Milk Products Group Ltd.(a),(b),(c)	7,426,000	6
Tencent Holdings Ltd.	66,600	3,643,587
Total		3,643,593
Czech Republic 0.5%
Komercni Banka AS	37,176	1,647,137
France 11.3%
Airbus Group SE	34,794	4,164,757
BNP Paribas SA	134,475	10,633,010
Dassault Systemes	41,270	5,324,321
L’Oreal SA	40,469	8,701,638
Schneider Electric SE	83,860	7,268,048
Total		36,091,774
Germany 4.0%
Brenntag AG	75,694	4,718,548
Deutsche Telekom AG, Registered Shares	501,361	8,055,212
Total		12,773,760
Hong Kong 3.3%
AIA Group Ltd.	1,285,200	10,665,351
India 0.7%
HDFC Bank Ltd.	78,000	2,292,602
Indonesia 3.1%
PT Bank Rakyat Indonesia Persero Tbk	36,265,000	9,970,666
Ireland 5.2%
Bank of Ireland Group PLC(b)	374,079	3,494,707
CRH PLC	314,225	10,326,006
Ryanair Holdings PLC, ADR(b)	22,814	2,766,425
Total		16,587,138
Common Stocks (continued)
Issuer	Shares	Value ($)
Japan 24.3%
Bridgestone Corp.	105,100	4,665,346
Capcom Co., Ltd.	164,700	6,575,936
Daiwa Securities Group, Inc.	514,000	3,416,983
Hoya Corp.	107,200	5,636,060
Keyence Corp.	8,200	4,965,925
Koito Manufacturing Co., Ltd.	90,100	6,216,854
Kubota Corp.	458,000	8,287,846
Mitsubishi UFJ Financial Group, Inc.	1,031,100	7,262,703
Nidec Corp.	24,700	3,944,352
Nihon M&A Center, Inc.	50,600	3,281,290
Persol Holdings Co., Ltd.	213,600	5,468,470
Resona Holdings, Inc.	397,700	2,253,016
Seiko Epson Corp.	120,500	2,299,551
Sekisui Chemical Co., Ltd.	341,100	6,390,632
Shimano, Inc.	33,200	4,791,428
SoftBank Group Corp.	26,100	2,150,558
Total		77,606,950
Malta 0.0%
BGP Holdings PLC(a),(b),(c)	2,232,232	3
Netherlands 7.0%
ASML Holding NV	37,803	7,372,480
ING Groep NV	300,250	5,268,784
RELX NV	464,352	9,525,127
Total		22,166,391
Singapore 0.8%
DBS Group Holdings Ltd.	116,300	2,499,379
Spain 1.9%
Industria de Diseno Textil SA	203,638	6,165,379
Sweden 3.0%
Atlas Copco AB, Class A	56,498	2,403,268
Hexagon AB, Class B	32,872	1,921,783
Volvo AB B Shares	278,738	5,240,810
Total		9,565,861

The accompanying Notes to Financial Statements are an integral part of this statement.
8	Columbia Select International Equity Fund | Annual Report 2018

Portfolio of Investments  (continued)
February 28, 2018
Common Stocks (continued)
Issuer	Shares	Value ($)
Switzerland 6.6%
Roche Holding AG, Genusschein Shares	32,128	7,420,925
Sika AG	691	5,666,441
UBS AG	414,238	7,849,761
Total		20,937,127
United Kingdom 17.6%
3i Group PLC	515,752	6,634,129
Anglo American PLC	185,065	4,482,017
DCC PLC	48,540	4,417,649
Ferguson PLC	139,018	9,797,231
HSBC Holdings PLC	315,000	3,097,797
Legal & General Group PLC	1,705,927	6,145,492
Rio Tinto PLC	73,945	3,963,803
Royal Dutch Shell PLC, Class A	212,871	6,753,738
Common Stocks (continued)
Issuer	Shares	Value ($)
TechnipFMC PLC	113,937	3,282,868
Unilever PLC	145,000	7,455,632
Total		56,030,356
Total Common Stocks (Cost $241,269,121)		313,548,461

Money Market Funds 0.9%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 1.544%(d),(e)	2,855,571	2,855,285
Total Money Market Funds (Cost $2,855,368)		2,855,285
Total Investments (Cost $244,124,489)		316,403,746
Other Assets & Liabilities, Net		2,520,177
Net Assets		$318,923,923

Notes to Portfolio of Investments
(a)	Represents fair value as determined in good faith under procedures approved by the Board of Trustees. At February 28, 2018, the value of these securities amounted to $9, which represents less than 0.01% of net assets.
(b)	Non-income producing investment.
(c)	Valuation based on significant unobservable inputs.
(d)	The rate shown is the seven-day current annualized yield at February 28, 2018.
(e)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended February 28, 2018 are as follows:

Issuer	Beginning shares	Shares purchased	Shares sold	Ending shares	Realized gain (loss) — affiliated issuers ($)	Net change in unrealized appreciation (depreciation) — affiliated issuers ($)	Dividends — affiliated issuers ($)	Value — affiliated issuers at end of period ($)
Columbia Short-Term Cash Fund, 1.544%
	648,661	85,191,916	(82,985,006)	2,855,571	(230)	(83)	24,416	2,855,285
Abbreviation Legend
ADR	American Depositary Receipt
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
¦	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
¦	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Select International Equity Fund | Annual Report 2018	9

Portfolio of Investments  (continued)
February 28, 2018
Fair value measurements  (continued)
¦
Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Foreign equity securities actively traded in markets where there is a significant delay in the local close relative to the New York Stock Exchange are classified as Level 2. The values of these securities may include an adjustment to reflect the impact of significant market movements following the close of local trading, as described in Note 2 to the financial statements – Security valuation.
Certain investments that have been measured at fair value using the net asset value (NAV) per share (or its equivalent) are not categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to reconcile the fair value hierarchy to the amounts presented in the Portfolio of Investments. The Columbia Short-Term Cash Fund seeks to provide shareholders with maximum current income consistent with liquidity and stability of principal. Columbia Short-Term Cash Fund prices its shares with a floating NAV and no longer seeks to maintain a stable NAV.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.
The following table is a summary of the inputs used to value the Fund’s investments at February 28, 2018:
	Level 1 quoted prices in active markets for identical assets ($)	Level 2 other significant observable inputs ($)	Level 3 significant unobservable inputs ($)	Investments measured at net asset value ($)	Total ($)
Investments
Common Stocks
Australia	—	9,392,139	—	—	9,392,139
Belgium	—	8,017,493	—	—	8,017,493
Canada	7,495,362	—	—	—	7,495,362
China	—	3,643,587	6	—	3,643,593
Czech Republic	—	1,647,137	—	—	1,647,137
France	—	36,091,774	—	—	36,091,774
Germany	—	12,773,760	—	—	12,773,760
Hong Kong	—	10,665,351	—	—	10,665,351
India	—	2,292,602	—	—	2,292,602
Indonesia	—	9,970,666	—	—	9,970,666
Ireland	2,766,425	13,820,713	—	—	16,587,138
Japan	—	77,606,950	—	—	77,606,950
Malta	—	—	3	—	3
Netherlands	—	22,166,391	—	—	22,166,391
Singapore	—	2,499,379	—	—	2,499,379
The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Select International Equity Fund | Annual Report 2018

Portfolio of Investments  (continued)
February 28, 2018
Fair value measurements  (continued)
	Level 1 quoted prices in active markets for identical assets ($)	Level 2 other significant observable inputs ($)	Level 3 significant unobservable inputs ($)	Investments measured at net asset value ($)	Total ($)
Spain	—	6,165,379	—	—	6,165,379
Sweden	—	9,565,861	—	—	9,565,861
Switzerland	—	20,937,127	—	—	20,937,127
United Kingdom	—	56,030,356	—	—	56,030,356
Total Common Stocks	10,261,787	303,286,665	9	—	313,548,461
Money Market Funds	—	—	—	2,855,285	2,855,285
Total Investments	10,261,787	303,286,665	9	2,855,285	316,403,746
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets. These assets include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation. The model utilized by such third party statistical pricing service takes into account a security’s correlation to available market data including, but not limited to, intraday index, ADR, and exchange-traded fund movements.
There were no transfers of financial assets between levels during the period.
The Fund does not hold any significant investments (greater than one percent of net assets) categorized as Level 3.
The Fund’s assets assigned to the Level 3 category are valued utilizing the valuation technique deemed the most appropriate in the circumstances. Certain common stocks classified as Level 3 securities are valued using the market approach. To determine fair value for these securities, management considered various factors which may have included, but were not limited to, the halt price of the security, the movement in observed market prices for other securities from the issuer, the movement in certain foreign or domestic market indices, and the position of the security within the respective company’s capital structure. Significant increases (decreases) to any of these inputs would result in a significantly lower (higher) fair value measurement.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Select International Equity Fund | Annual Report 2018	11

Statement of Assets and Liabilities
February 28, 2018
Assets
Investments in securities, at value
Unaffiliated issuers (cost $241,269,121)	$313,548,461
Affiliated issuers (cost $2,855,368)	2,855,285
Foreign currency (cost $2,480)	2,374
Receivable for:
Capital shares sold	37,639
Regulatory settlements (Note 6)	1,821,910
Dividends	368,298
Foreign tax reclaims	952,338
Expense reimbursement due from Investment Manager	335
Prepaid expenses	1,487
Trustees’ deferred compensation plan	21,373
Other assets	62
Total assets	319,609,562
Liabilities
Payable for:
Capital shares purchased	276,561
Management services fees	7,707
Distribution and/or service fees	1,764
Transfer agent fees	39,574
Plan administration fees	8
Compensation of board members	259,159
Compensation of chief compliance officer	2
Audit fees	38,121
Other expenses	41,370
Trustees’ deferred compensation plan	21,373
Total liabilities	685,639
Net assets applicable to outstanding capital stock	$318,923,923
Represented by
Paid in capital	278,882,156
Undistributed net investment income	3,453,700
Accumulated net realized loss	(35,748,964)
Unrealized appreciation (depreciation) on:
Investments - unaffiliated issuers	72,279,340
Investments - affiliated issuers	(83)
Foreign currency translations	57,774
Total - representing net assets applicable to outstanding capital stock	$318,923,923
The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Select International Equity Fund | Annual Report 2018

Statement of Assets and Liabilities  (continued)
February 28, 2018
Class A
Net assets	$206,109,046
Shares outstanding	13,920,143
Net asset value per share	$14.81
Maximum offering price per share(a)	$15.71
Advisor Class(b)
Net assets	$462,085
Shares outstanding	30,329
Net asset value per share	$15.24
Class C
Net assets	$11,296,329
Shares outstanding	872,838
Net asset value per share	$12.94
Institutional Class(c)
Net assets	$90,577,504
Shares outstanding	5,982,369
Net asset value per share	$15.14
Institutional 2 Class(d)
Net assets	$363,106
Shares outstanding	23,719
Net asset value per share	$15.31
Institutional 3 Class(e)
Net assets	$8,203,423
Shares outstanding	537,253
Net asset value per share	$15.27
Class K
Net assets	$38,927
Shares outstanding	2,577
Net asset value per share	$15.11
Class R
Net assets	$837,721
Shares outstanding	57,043
Net asset value per share	$14.69
Class T(f)
Net assets	$1,035,782
Shares outstanding	69,957
Net asset value per share	$14.81
Maximum offering price per share(g)	$15.19

(a)	The maximum offering price per share is calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge of 5.75% for Class A shares.
(b)	Prior to November 1, 2017, Advisor Class shares were known as Class R4 shares.
(c)	Prior to November 1, 2017, Institutional Class shares were known as Class Z shares.
(d)	Prior to November 1, 2017, Institutional 2 Class shares were known as Class R5 shares.
(e)	Prior to November 1, 2017, Institutional 3 Class shares were known as Class Y shares.
(f)	Prior to March 27, 2017, Class T shares were known as Class W shares.
(g)	The maximum offering price per share is calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge of 2.50% per transaction for Class T shares.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Select International Equity Fund | Annual Report 2018	13

Statement of Operations
Year Ended February 28, 2018
Net investment income
Income:
Dividends — unaffiliated issuers	$8,337,581
Dividends — affiliated issuers	24,416
Foreign taxes withheld	(653,661)
Total income	7,708,336
Expenses:
Management services fees	2,923,737
Distribution and/or service fees
Class A	541,807
Class B(a)	1,171
Class C	126,570
Class R	5,023
Class T(b)	5,311
Transfer agent fees
Class A	528,989
Advisor Class(c)	744
Class B(a)	333
Class C	31,096
Institutional Class(d)	228,400
Institutional 2 Class(e)	161
Institutional 3 Class(f)	100
Class K	29
Class R	2,460
Class T(b)	5,955
Plan administration fees
Class K	98
Compensation of board members	57,879
Custodian fees	48,988
Printing and postage fees	72,840
Registration fees	131,624
Audit fees	99,558
Legal fees	9,857
Compensation of chief compliance officer	82
Other	23,695
Total expenses	4,846,507
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(313,653)
Expense reduction	(15,062)
Total net expenses	4,517,792
Net investment income	3,190,544
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	37,324,289
Investments — affiliated issuers	(230)
Foreign currency translations	(43,405)
Net realized gain	37,280,654
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	28,371,103
Investments — affiliated issuers	(83)
Foreign currency translations	167,211
Net change in unrealized appreciation (depreciation)	28,538,231
Net realized and unrealized gain	65,818,885
Net increase in net assets resulting from operations	$69,009,429

The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia Select International Equity Fund | Annual Report 2018

Statement of Operations  (continued)
Year Ended February 28, 2018
(a)	Effective July 17, 2017, Class B shares were automatically converted to Class A shares.
(b)	Prior to March 27, 2017, Class T shares were known as Class W shares.
(c)	Prior to November 1, 2017, Advisor Class shares were known as Class R4 shares.
(d)	Prior to November 1, 2017, Institutional Class shares were known as Class Z shares.
(e)	Prior to November 1, 2017, Institutional 2 Class shares were known as Class R5 shares.
(f)	Prior to November 1, 2017, Institutional 3 Class shares were known as Class Y shares.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Select International Equity Fund | Annual Report 2018	15

Statement of Changes in Net Assets
	Year Ended February 28, 2018	Year Ended February 28, 2017
Operations
Net investment income	$3,190,544	$4,871,436
Net realized gain (loss)	37,280,654	(47,293,233)
Net change in unrealized appreciation (depreciation)	28,538,231	73,799,263
Net increase in net assets resulting from operations	69,009,429	31,377,466
Distributions to shareholders
Net investment income
Class A	(3,777,673)	(2,694,895)
Advisor Class(a)	(3,798)	(2,660)
Class B(b)	(2,866)	(3,228)
Class C	(152,583)	(47,505)
Class I(c)	—	(70)
Institutional Class(d)	(1,837,678)	(1,143,548)
Institutional 2 Class(e)	(3,551)	(834)
Institutional 3 Class(f)	(184,853)	(186,162)
Class K	(631)	(620)
Class R	(15,186)	(9,858)
Class T(g)	(23,587)	(1,599,997)
Total distributions to shareholders	(6,002,406)	(5,689,377)
Decrease in net assets from capital stock activity	(78,656,385)	(140,327,494)
Total decrease in net assets	(15,649,362)	(114,639,405)
Net assets at beginning of year	334,573,285	449,212,690
Net assets at end of year	$318,923,923	$334,573,285
Undistributed net investment income	$3,453,700	$4,559,681

(a)	Prior to November 1, 2017, Advisor Class shares were known as Class R4 shares.
(b)	Effective July 17, 2017, Class B shares were automatically converted to Class A shares.
(c)	Effective March 27, 2017, Class I shares were redeemed or exchanged for Institutional 3 Class shares.
(d)	Prior to November 1, 2017, Institutional Class shares were known as Class Z shares.
(e)	Prior to November 1, 2017, Institutional 2 Class shares were known as Class R5 shares.
(f)	Prior to November 1, 2017, Institutional 3 Class shares were known as Class Y shares.
(g)	Prior to March 27, 2017, Class T shares were known as Class W shares.
The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia Select International Equity Fund | Annual Report 2018

Statement of Changes in Net Assets   (continued)
	Year Ended		Year Ended
	February 28, 2018		February 28, 2017
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A(a)
Subscriptions (b)	379,942	5,164,539	509,501	6,113,220
Fund reorganization	—	—	2,751,713	33,245,920
Distributions reinvested	255,023	3,412,210	203,653	2,454,019
Redemptions	(4,636,476)	(63,395,499)	(4,018,641)	(47,988,605)
Net decrease	(4,001,511)	(54,818,750)	(553,774)	(6,175,446)
Advisor Class(c)
Subscriptions	24,432	353,639	10,892	132,905
Fund reorganization	—	—	14,435	179,314
Distributions reinvested	271	3,724	210	2,602
Redemptions	(8,744)	(128,264)	(13,026)	(158,072)
Net increase	15,959	229,099	12,511	156,749
Class B(a)
Subscriptions	7	89	485	5,184
Fund reorganization	—	—	41,588	444,475
Distributions reinvested	225	2,680	273	2,937
Redemptions (b)	(37,844)	(442,435)	(91,250)	(968,359)
Net decrease	(37,612)	(439,666)	(48,904)	(515,763)
Class C
Subscriptions	23,073	280,693	54,900	574,981
Fund reorganization	—	—	763,457	8,059,710
Distributions reinvested	12,569	147,813	3,795	40,265
Redemptions	(431,948)	(5,237,584)	(342,018)	(3,589,730)
Net increase (decrease)	(396,306)	(4,809,078)	480,134	5,085,226
Class I(d)
Fund reorganization	—	—	2,123,141	26,440,818
Redemptions	(279)	(3,639)	(2,123,058)	(26,992,731)
Net increase (decrease)	(279)	(3,639)	83	(551,913)
Institutional Class(e)
Subscriptions	2,431,851	31,900,189	256,457	3,109,959
Fund reorganization	—	—	1,939,016	23,953,420
Distributions reinvested	116,243	1,587,879	71,424	877,799
Redemptions	(2,090,408)	(29,533,705)	(2,284,489)	(27,897,809)
Net increase (decrease)	457,686	3,954,363	(17,592)	43,369
Institutional 2 Class(f)
Subscriptions	15,237	223,678	9,194	114,022
Distributions reinvested	254	3,501	65	800
Redemptions	(1,009)	(14,516)	(5,037)	(61,469)
Net increase	14,482	212,663	4,222	53,353
Institutional 3 Class(d),(g)
Subscriptions	15,988	236,053	—	—
Distributions reinvested	13,430	184,802	—	—
Redemptions	(290,111)	(4,058,865)	(163,935)	(2,000,008)
Net decrease	(260,693)	(3,638,010)	(163,935)	(2,000,008)
Class K
Distributions reinvested	43	585	48	591
Redemptions	(1,538)	(20,446)	(731)	(9,062)
Net decrease	(1,495)	(19,861)	(683)	(8,471)
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Select International Equity Fund | Annual Report 2018	17

Statement of Changes in Net Assets   (continued)
	Year Ended		Year Ended
	February 28, 2018		February 28, 2017
	Shares	Dollars ($)	Shares	Dollars ($)
Class R
Subscriptions	12,176	170,724	11,636	138,590
Fund reorganization	—	—	49,518	593,004
Distributions reinvested	1,083	14,402	793	9,497
Redemptions	(39,332)	(549,749)	(50,184)	(607,677)
Net increase (decrease)	(26,073)	(364,623)	11,763	133,414
Class T(h)
Subscriptions	6,585	83,093	4,879,769	59,293,145
Distributions reinvested	1,760	23,543	132,668	1,599,972
Redemptions	(1,502,574)	(19,065,519)	(16,827,157)	(197,441,121)
Net decrease	(1,494,229)	(18,958,883)	(11,814,720)	(136,548,004)
Total net decrease	(5,730,071)	(78,656,385)	(12,090,895)	(140,327,494)

(a)	Effective July 17, 2017, Class B shares were automatically converted to Class A shares.
(b)	Includes conversions of Class B shares to Class A shares, if any.
(c)	Prior to November 1, 2017, Advisor Class shares were known as Class R4 shares.
(d)	Effective March 27, 2017, Class I shares were redeemed or exchanged for Institutional 3 Class shares.
(e)	Prior to November 1, 2017, Institutional Class shares were known as Class Z shares.
(f)	Prior to November 1, 2017, Institutional 2 Class shares were known as Class R5 shares.
(g)	Prior to November 1, 2017, Institutional 3 Class shares were known as Class Y shares.
(h)	Prior to March 27, 2017, Class T shares were known as Class W shares.
The accompanying Notes to Financial Statements are an integral part of this statement.
18	Columbia Select International Equity Fund | Annual Report 2018

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Columbia Select International Equity Fund | Annual Report 2018	19

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
Year ended	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income
Class A
2/28/2018	$12.30	0.12	2.62	2.74	(0.23)
2/28/2017	$11.41	0.12	0.90	1.02	(0.13)
2/29/2016	$13.69	0.10	(2.44)	(2.34)	—
2/28/2015	$13.88	0.12	(0.32)	(0.20)	—
2/28/2014	$12.02	0.15	1.71	1.86	—
Advisor Class(h)
2/28/2018	$12.64	0.10	2.76	2.86	(0.26)
2/28/2017	$11.73	0.07	1.00	1.07	(0.16)
2/29/2016	$14.04	0.15	(2.52)	(2.37)	—
2/28/2015	$14.20	0.24	(0.41)	(0.17)	—
2/28/2014	$12.27	0.18	1.75	1.93	—
Class C
2/28/2018	$10.77	0.03	2.28	2.31	(0.14)
2/28/2017	$10.00	(0.01)	0.81	0.80	(0.03)
2/29/2016	$12.08	0.00 (j)	(2.13)	(2.13)	—
2/28/2015	$12.34	0.02	(0.29)	(0.27)	—
2/28/2014	$10.77	0.05	1.52	1.57	—
Institutional Class(k)
2/28/2018	$12.57	0.16	2.67	2.83	(0.26)
2/28/2017	$11.66	0.15	0.92	1.07	(0.16)
2/29/2016	$13.96	0.16	(2.52)	(2.36)	—
2/28/2015	$14.11	0.17	(0.33)	(0.16)	—
2/28/2014	$12.19	0.19	1.73	1.92	—
Institutional 2 Class(l)
2/28/2018	$12.70	0.12	2.77	2.89	(0.28)
2/28/2017	$11.79	0.16	0.94	1.10	(0.19)
2/29/2016	$14.08	0.17	(2.52)	(2.35)	—
2/28/2015	$14.21	0.12	(0.26)	(0.14)	—
2/28/2014	$12.26	0.32	1.63	1.95	—
The accompanying Notes to Financial Statements are an integral part of this statement.
20	Columbia Select International Equity Fund | Annual Report 2018

Total distributions to shareholders	Proceeds from regulatory settlements	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)

(0.23)	—	$14.81	22.50%	1.50%	1.40% (c)	0.89%	34%	$206,109
(0.13)	—	$12.30	8.98%	1.44% (d),(e)	1.33% (c),(d),(e)	1.02%	103%	$220,357
—	0.06	$11.41	(16.65%) (f)	1.45% (d)	1.42% (c),(d)	0.78%	131%	$210,841
—	0.01	$13.69	(1.37%) (g)	1.49%	1.47% (c)	0.94%	96%	$274,993
—	—	$13.88	15.47%	1.42% (d)	1.42% (c),(d)	1.20%	125%	$316,823

(0.26)	—	$15.24	22.89%	1.24%	1.15% (c)	0.70%	34%	$462
(0.16)	—	$12.64	9.18%	1.18% (d),(e)	1.06% (c),(d),(e)	0.57%	103%	$182
—	0.06	$11.73	(16.45%) (f)	1.21% (d)	1.18% (c),(d)	1.16%	131%	$22
—	0.01	$14.04	(1.13%) (g)	1.25%	1.21% (i)	1.77%	96%	$3
—	—	$14.20	(15.73%)	1.19% (d)	1.19% (c),(d)	1.35%	125%	$7

(0.14)	—	$12.94	21.62%	2.25%	2.15% (c)	0.22%	34%	$11,296
(0.03)	—	$10.77	8.02%	2.18% (d),(e)	2.07% (c),(d),(e)	(0.06%)	103%	$13,673
—	0.05	$10.00	(17.22%) (f)	2.20% (d)	2.18% (c),(d)	0.02%	131%	$7,886
—	0.01	$12.08	(2.11%) (g)	2.24%	2.22% (c)	0.19%	96%	$11,042
—	—	$12.34	14.58%	2.17% (d)	2.17% (c),(d)	0.45%	125%	$12,562

(0.26)	—	$15.14	22.76%	1.25%	1.15% (c)	1.14%	34%	$90,578
(0.16)	—	$12.57	9.25%	1.19% (d),(e)	1.08% (c),(d),(e)	1.20%	103%	$69,419
—	0.06	$11.66	(16.48%) (f)	1.19% (d)	1.17% (c),(d)	1.20%	131%	$64,631
—	0.01	$13.96	(1.06%) (g)	1.24%	1.22% (c)	1.23%	96%	$179,330
—	—	$14.11	15.75%	1.17% (d)	1.17% (c),(d)	1.50%	125%	$237,249

(0.28)	—	$15.31	23.00%	1.08%	1.02%	0.81%	34%	$363
(0.19)	—	$12.70	9.33%	0.96% (d),(e)	0.93% (d),(e)	1.33%	103%	$117
—	0.06	$11.79	(16.26%) (f)	1.01% (d)	1.01% (d)	1.23%	131%	$59
—	0.01	$14.08	(0.91%) (g)	1.01%	1.01%	0.86%	96%	$59
—	—	$14.21	15.91%	1.04% (d)	1.04% (d)	2.45%	125%	$14
Columbia Select International Equity Fund | Annual Report 2018	21

Financial Highlights  (continued)
Year ended	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income
Institutional 3 Class(m)
2/28/2018	$12.67	0.19	2.70	2.89	(0.29)
2/28/2017	$11.76	0.19	0.91	1.10	(0.19)
2/29/2016	$14.04	0.17	(2.51)	(2.34)	—
2/28/2015	$14.16	0.19	(0.32)	(0.13)	—
2/28/2014	$12.21	0.22	1.73	1.95	—
Class K
2/28/2018	$12.54	0.16	2.66	2.82	(0.25)
2/28/2017	$11.64	0.15	0.90	1.05	(0.15)
2/29/2016	$13.95	0.14	(2.51)	(2.37)	—
2/28/2015	$14.11	0.15	(0.32)	(0.17)	—
2/28/2014	$12.20	0.17	1.74	1.91	—
Class R
2/28/2018	$12.20	0.09	2.60	2.69	(0.20)
2/28/2017	$11.32	0.07	0.91	0.98	(0.10)
2/29/2016	$13.62	0.07	(2.43)	(2.36)	—
2/28/2015	$13.84	0.10	(0.33)	(0.23)	—
2/28/2014	$12.01	0.11	1.72	1.83	—
Class T(n)
2/28/2018	$12.30	0.20	2.54	2.74	(0.23)
2/28/2017	$11.42	0.18	0.83	1.01	(0.13)
2/29/2016	$13.70	0.10	(2.44)	(2.34)	—
2/28/2015	$13.88	0.13	(0.32)	(0.19)	—
2/28/2014	$12.02	0.13	1.73	1.86	—

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	The benefits derived from expense reductions had an impact of less than 0.01%.
(d)	Ratios include line of credit interest expense which is less than 0.01%.
(e)	Expenses have been reduced due to a reimbursement of expenses overbilled by a third party. If the reimbursement had been excluded, the expense ratios would have been higher by the percentages shown for each class in the table below. All fee waivers and expense reimbursements by the Investment Manager and its affiliates were applied before giving effect to this third party reimbursement.

Year ended	Class A	Advisor Class	Class C	Institutional Class	Institutional 2 Class	Institutional 3 Class	Class K	Class R	Class T
02/28/2017	0.08%	0.10%	0.09%	0.08%	0.08%	0.08%	0.08%	0.08%	0.07%

(f)	The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.44%.
(g)	The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.10%.
(h)	Prior to November 1, 2017, Advisor Class shares were known as Class R4 shares.
(i)	The benefits derived from expense reductions had an impact of 0.01%.
(j)	Rounds to zero.
(k)	Prior to November 1, 2017, Institutional Class shares were known as Class Z shares.
(l)	Prior to November 1, 2017, Institutional 2 Class shares were known as Class R5 shares.
(m)	Prior to November 1, 2017, Institutional 3 Class shares were known as Class Y shares.
(n)	Prior to March 27, 2017, Class T shares were known as Class W shares.
The accompanying Notes to Financial Statements are an integral part of this statement.
22	Columbia Select International Equity Fund | Annual Report 2018

Total distributions to shareholders	Proceeds from regulatory settlements	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)

(0.29)	—	$15.27	23.03%	1.00%	0.95%	1.36%	34%	$8,203
(0.19)	—	$12.67	9.42%	0.90% (d),(e)	0.88% (d),(e)	1.56%	103%	$10,108
—	0.06	$11.76	(16.24%) (f)	0.95% (d)	0.95% (d)	1.26%	131%	$11,312
—	0.01	$14.04	(0.85%) (g)	0.96%	0.96%	1.41%	96%	$15,568
—	—	$14.16	15.97%	0.94% (d)	0.94% (d)	1.67%	125%	$15,701

(0.25)	—	$15.11	22.70%	1.32%	1.27%	1.10%	34%	$39
(0.15)	—	$12.54	9.08%	1.21% (d),(e)	1.19% (d),(e)	1.21%	103%	$51
—	0.06	$11.64	(16.56%) (f)	1.25% (d)	1.25% (d)	1.06%	131%	$55
—	0.01	$13.95	(1.13%) (g)	1.25%	1.25%	1.12%	96%	$103
—	—	$14.11	15.66%	1.24% (d)	1.24% (d)	1.32%	125%	$111

(0.20)	—	$14.69	22.24%	1.75%	1.65% (c)	0.68%	34%	$838
(0.10)	—	$12.20	8.66%	1.68% (d),(e)	1.58% (c),(d),(e)	0.55%	103%	$1,014
—	0.06	$11.32	(16.89%) (f)	1.70% (d)	1.67% (c),(d)	0.54%	131%	$808
—	0.01	$13.62	(1.59%) (g)	1.74%	1.72% (c)	0.72%	96%	$1,563
—	—	$13.84	15.24%	1.67% (d)	1.67% (c),(d)	0.87%	125%	$1,632

(0.23)	—	$14.81	22.49%	1.51%	1.40% (c)	1.47%	34%	$1,036
(0.13)	—	$12.30	8.88%	1.43% (d),(e)	1.34% (c),(d),(e)	1.53%	103%	$19,238
—	0.06	$11.42	(16.64%) (f)	1.45% (d)	1.42% (c),(d)	0.78%	131%	$152,721
—	0.01	$13.70	(1.30%) (g)	1.48%	1.47% (c)	0.98%	96%	$205,715
—	—	$13.88	15.47%	1.41% (d)	1.41% (c),(d)	1.05%	125%	$166,486
Columbia Select International Equity Fund | Annual Report 2018	23

Notes to Financial Statements
February 28, 2018
Note 1. Organization
Columbia Select International Equity Fund (the Fund), a series of Columbia Funds Series Trust (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware statutory trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense and sales charge structure. The Fund offers each of the share classes identified below.
Class A shares are subject to a maximum front-end sales charge of 5.75% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months after purchase, charged as follows: 1.00% CDSC if redeemed within 12 months after purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.
Advisor Class shares are not subject to sales charges and are generally available only to omnibus retirement plans and certain investors as described in the Fund’s prospectus. Prior to November 1, 2017, Advisor Class shares were known as Class R4 shares.
Class B shares of the Fund are no longer offered for sale. When available, Class B shares were subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Effective July 17, 2017, Class B shares were automatically converted to Class A shares without a CDSC. On August 4, 2017, the capital owned by Columbia Management Investment Advisers, LLC in Class B shares was redeemed without a CDSC.
Class C shares are subject to a 1.00% CDSC on shares redeemed within 12 months after purchase.
Class I shares of the Fund are no longer offered for sale. When available, Class I shares were not subject to sales charges, and were made available only to the Columbia Family of Funds. On March 27, 2017, Class I shares were redeemed or exchanged for Class Y shares (currently known as Institutional 3 Class shares) of the Fund in a tax free transaction that had no impact on the fees and expenses paid by shareholders.
Institutional Class shares are not subject to sales charges and are generally available only to eligible investors, which are subject to different investment minimums as described in the Fund’s prospectus. Prior to November 1, 2017, Institutional Class shares were known as Class Z shares.
Institutional 2 Class shares are not subject to sales charges and are generally available only to investors purchasing through authorized investment professionals and omnibus retirement plans as described in the Fund’s prospectus. Prior to November 1, 2017, Institutional 2 Class shares were known as Class R5 shares.
Institutional 3 Class shares are not subject to sales charges and are available to institutional and certain other investors as described in the Fund’s prospectus. Prior to November 1, 2017, Institutional 3 Class shares were known as Class Y shares.
The Fund no longer accepts investments by existing investors in Class K shares. When available, Class K shares were not subject to sales charges and were made available only to existing investors in Class K shares. On March 9, 2018, Class K shares were redeemed or exchanged for Advisor Class shares of the Fund in a tax free transaction that had no impact on fees and expenses paid by the shareholders.
Class R shares are not subject to sales charges and are generally available only to certain retirement plans and other investors as described in the Fund’s prospectus.
24	Columbia Select International Equity Fund | Annual Report 2018

Notes to Financial Statements  (continued)
February 28, 2018
Class T shares are subject to a maximum front-end sales charge of 2.50% per transaction and must be purchased through financial intermediaries that, by written agreement with Columbia Management Investment Distributors, Inc., are specifically authorized to sell Class T shares. Prior to March 27, 2017, Class T shares were known as Class W shares, were not subject to sales charges, and were generally available only to investors purchasing through authorized investment programs managed by investment professionals, including discretionary managed accounts.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
All equity securities are valued at the close of business of the New York Stock Exchange. Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.
Foreign equity securities are valued based on the closing price on the foreign exchange in which such securities are primarily traded. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board of Trustees, including, if available, utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. The fair value of a security is likely to be different from the quoted or published price, if available.
Investments in open-end investment companies, including money market funds, are valued at their latest net asset value.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Columbia Select International Equity Fund | Annual Report 2018	25

Notes to Financial Statements  (continued)
February 28, 2018
Foreign currency transactions and translations
The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of regular trading on the New York Stock Exchange. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.
For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information on the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by the Fund’s management. Management’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company net taxable income and net capital gains, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its ordinary income, capital gains net income and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
26	Columbia Select International Equity Fund | Annual Report 2018

Notes to Financial Statements  (continued)
February 28, 2018
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.
Distributions to shareholders
Distributions from net investment income, if any, are declared and paid semi-annually. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Recent accounting pronouncement
Accounting Standards Update 2017-08 Premium Amortization on Purchased Callable Debt Securities
In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2017-08 Premium Amortization on Purchased Callable Debt Securities. ASU No. 2017-08 updates the accounting standards to shorten the amortization period for certain purchased callable debt securities, held at a premium, to be amortized to the earliest call date. The update applies to securities with explicit, noncontingent call features that are callable at fixed prices and on preset dates. The standard is effective for annual periods beginning after December 15, 2018 and interim periods within those fiscal years. At this time, management is evaluating the implication of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.87% to 0.67% as the Fund’s net assets increase. The effective management services fee rate for the year ended February 28, 2018 was 0.87% of the Fund’s average daily net assets.
Subadvisory agreement
The Investment Manager has entered into a Subadvisory Agreement with Threadneedle International Limited (Threadneedle), an affiliate of the Investment Manager and an indirect wholly-owned subsidiary of Ameriprise Financial, to serve as the subadviser to the Fund. The Investment Manager compensates Threadneedle to manage the investment of the Fund’s assets.
Columbia Select International Equity Fund | Annual Report 2018	27

Notes to Financial Statements  (continued)
February 28, 2018
Other expenses
Other expenses are for, among other things, miscellaneous expenses of the Fund or the Board of Trustees, including payments to Board Services Corp., a company that dissolved on August 25, 2017, which had provided limited administrative services to the Fund and the Board of Trustees. That company’s expenses included boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. For the year ended February 28, 2018, other expenses paid by the Fund to this company were $817.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan. All amounts payable under the Plan constitute a general unsecured obligation of the Fund.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated funds governed by the Board of Trustees, based on relative net assets.
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with DST Asset Manager Solutions, Inc. (DST) to serve as sub-transfer agent. The Transfer Agent pays the fees of DST for services as sub-transfer agent and DST is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Effective August 1, 2017, total transfer agency fees for Class K, Institutional 2 Class and Institutional 3 Class shares are subject to an annual limitation of not more than 0.07%, 0.07% and 0.02%, respectively, of the average daily net assets attributable to each share class. Prior to August 1, 2017, these limitations were 0.075% for Class K and Institutional 2 Class shares and 0.025% for Institutional 3 Class shares.
28	Columbia Select International Equity Fund | Annual Report 2018

Notes to Financial Statements  (continued)
February 28, 2018
For the year ended February 28, 2018, the Fund’s effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:
Effective rate (%)
Class A	0.24
Advisor Class	0.23
Class B	0.12 (a),(b)
Class C	0.25
Institutional Class	0.24
Institutional 2 Class	0.07
Institutional 3 Class	0.00
Class K	0.07
Class R	0.24
Class T	0.28

(a)	Effective July 17, 2017, Class B shares were automatically converted to Class A shares.
(b)	Unannualized.
An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended February 28, 2018, these minimum account balance fees reduced total expenses of the Fund by $15,062.
Plan administration fees
Under a Plan Administration Services Agreement with the Transfer Agent, the Fund pays an annual fee at a rate of 0.25% of the Fund’s average daily net assets attributable to Class K shares for the provision of various administrative, recordkeeping, communication and educational services.
Distribution and service fees
The Fund has entered into an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. The Board of Trustees has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) applicable to certain share classes, which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.
Under the Plans, the Fund pays a monthly combined distribution and service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A shares of the Fund. Also under the Plans, the Fund pays a monthly service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class B, Class C and Class T shares of the Fund and a monthly distribution fee to the Distributor at the maximum annual rates of 0.75%, 0.75%, 0.50% and 0.25% of the average daily net assets attributable to Class B, Class C, Class R and Class T shares of the Fund, respectively. As a result of all Class B shares of the Fund being redeemed or converted to Class A shares, August 4, 2017 was the last day the Fund paid a distribution and service fee for Class B shares.
Although the Fund may pay a distribution fee up to 0.25% of the Fund’s average daily net assets attributable to Class T shares and a service fee of up to 0.25% of the Fund’s average daily net assets attributable to Class T shares, the aggregate fee shall not exceed 0.25% of the Fund’s average daily net assets attributable to Class T shares.
Columbia Select International Equity Fund | Annual Report 2018	29

Notes to Financial Statements  (continued)
February 28, 2018
Sales charges (unaudited)
Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares for the year ended February 28, 2018, if any, are listed below:
Amount ($)
Class A	31,884
Class C	313
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the class’ average daily net assets:
	July 1, 2017 through June 30, 2018	Prior to July 1, 2017
Class A	1.40%	1.40%
Advisor Class	1.15	1.15
Class C	2.15	2.15
Institutional Class	1.15	1.15
Institutional 2 Class	1.025	1.01
Institutional 3 Class	0.975	0.96
Class K	1.275	1.26
Class R	1.65	1.65
Class T	1.40	1.40
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. In addition to the contractual agreement, the Investment Manager and certain of its affiliates have voluntarily agreed to waive fees and/or reimburse Fund expenses (excluding certain fees and expenses described above) so that Fund level expenses (expenses directly attributable to the Fund and not to a specific share class) are waived proportionately across all share classes, but the Fund’s net operating expenses shall not exceed the contractual annual rates listed in the table above. This arrangement may be revised or discontinued at any time. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At February 28, 2018, these differences were primarily due to differing treatment for deferral/reversal of wash sale losses, passive foreign investment company (PFIC) holdings, capital loss carryforwards, trustees’ deferred compensation and foreign currency transactions. To the extent these differences were permanent, reclassifications were made among the components of the Fund’s net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications.
30	Columbia Select International Equity Fund | Annual Report 2018

Notes to Financial Statements  (continued)
February 28, 2018
In the Statement of Assets and Liabilities the following reclassifications were made:
Undistributed net investment income ($)	Accumulated net realized (loss) ($)	Paid in capital ($)
1,705,881	616,348,964	(618,054,845)
Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.
The tax character of distributions paid during the years indicated was as follows:
February 28, 2018			February 28, 2017
Ordinary income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Long-term capital gains ($)	Total ($)
6,002,406	—	6,002,406	5,689,377	—	5,689,377
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
At February 28, 2018, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized appreciation ($)
6,636,142	—	(34,291,739)	67,919,058
At February 28, 2018, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized appreciation ($)
248,484,688	75,975,314	(8,056,256)	67,919,058
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
The following capital loss carryforwards, determined at February 28, 2018, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code. Capital loss carryforwards with no expiration are required to be utilized prior to any capital losses which carry an expiration date. As a result of this ordering rule, capital loss carryforwards which carry an expiration date may be more likely to expire unused. In addition, for the year ended February 28, 2018, capital loss carryforwards utilized, expired unused and permanently lost, if any, were as follows:
2019 ($)	No expiration short-term ($)	No expiration long-term ($)	Total ($)	Utilized ($)	Expired ($)	Permanently lost ($)
—	30,988,685	3,303,054	34,291,739	33,707,120	618,054,845	—
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $110,487,118 and $193,149,333, respectively, for the year ended February 28, 2018. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Columbia Select International Equity Fund | Annual Report 2018	31

Notes to Financial Statements  (continued)
February 28, 2018
Note 6. Regulatory settlements
During the year ended February 29, 2016, the Fund recorded a receivable of $2,627,180 as a result of a regulatory settlement proceeding brought by the Securities and Exchange Commission against a third party relating to market timing and/or late trading of mutual funds. This amount represented the Fund’s portion of the proceeds from the settlement (neither the Fund nor the Investment Manager were a party to the proceeding). On December 22, 2017, the Fund received $805,270. The remaining expected settlement is disclosed as a receivable on the Statement of Assets and Liabilities.
Note 7. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 8. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations.
The Fund had no borrowings during the year ended February 28, 2018.
Note 9. Fund reorganization
At the close of business on May 20, 2016, the Fund acquired the assets and assumed the identified liabilities of Columbia International Opportunities Fund, a series of Columbia Funds Series Trust (the Acquired Fund). The reorganization was completed after shareholders of the Acquired Fund approved a plan of reorganization at a meeting held on April 15, 2016. The purpose of the transaction was to combine two funds managed by the Investment Manager with comparable investment objectives and strategies.
The aggregate net assets of the Fund immediately before the reorganization were $451,392,093 and the combined net assets immediately after the reorganization were $544,308,754.
The reorganization was accomplished by a tax-free exchange of 7,596,288 shares of the Acquired Fund valued at $92,916,661 (including $(8,822,705) of unrealized depreciation).
In exchange for the Acquired Fund’s shares, the Fund issued the following number of shares:
Shares
Class A	2,751,713
Advisor Class	14,435
Class B	41,588
Class C	763,457
Class I	2,123,141
Institutional Class	1,939,016
Class R	49,518
32	Columbia Select International Equity Fund | Annual Report 2018

Notes to Financial Statements  (continued)
February 28, 2018
For financial reporting purposes, net assets received and shares issued by the Fund were recorded at fair value; however, the Acquired Fund’s cost of investments was carried forward.
The financial statements reflect the operations of the Fund for the period prior to the reorganization and the combined fund for the period subsequent to the reorganization. Because the combined investment portfolios have been managed as a single integrated portfolio since the reorganization was completed, it is not practicable to separate the amounts of revenue and earnings of the Acquired Fund that have been included in the combined Fund’s Statement of Operations since the reorganization was completed.
Assuming the reorganization had been completed on March 1, 2016, the Fund’s pro-forma net investment income, net loss on investments, net change in unrealized appreciation and net increase in net assets from operations for the year ended February 28, 2017 would have been approximately $5.5 million, $(49.0) million, $80.3 million and $36.8 million, respectively.
Note 10. Significant risks
Financial sector risk
The Fund may be more susceptible to the particular risks that may affect companies in the financial services sector than if it were invested in a wider variety of companies in unrelated sectors. Companies in the financial services sector are subject to certain risks, including the risk of regulatory change, decreased liquidity in credit markets and unstable interest rates. Such companies may have concentrated portfolios, such as a high level of loans to real estate developers, which makes them vulnerable to economic conditions that affect that industry. Performance of such companies may be affected by competitive pressures and exposure to investments or agreements that, under certain circumstances, may lead to losses (e.g., subprime loans). Companies in the financial services sector are subject to extensive governmental regulation that may limit the amount and types of loans and other financial commitments they can make, and interest rates and fees that they may charge. In addition, profitability of such companies is largely dependent upon the availability and the cost of capital.
Foreign securities and emerging market countries risk
Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities. Investing in emerging markets may accentuate these risks. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation which could hurt their economies and securities markets. To the extent that the Fund concentrates its investment exposure to any one or a few specific countries, the Fund will be particularly susceptible to the various conditions, events or other factors impacting those countries and may, therefore, have a greater risk than that of a fund which is more geographically diversified.
Industrial sector risk
The Fund may be more susceptible to the particular risks that may affect companies in the industrials sector than if it were invested in a wider variety of companies in unrelated sectors. Companies in the industrials sector are subject to certain risks, including changes in supply and demand for their specific product or service and for industrial sector products in general, including decline in demand for such products due to rapid technological developments and frequent new product introduction. Performance of such companies may be affected by factors including government regulation, world events and economic conditions and risks for environmental damage and product liability claims.
Shareholder concentration risk
At February 28, 2018, affiliated shareholders of record owned 36.7% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Columbia Select International Equity Fund | Annual Report 2018	33

Notes to Financial Statements  (continued)
February 28, 2018
Note 11. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 12. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.
34	Columbia Select International Equity Fund | Annual Report 2018

Report of Independent Registered Public Accounting Firm
To the Trustees of Columbia Funds Series Trust and Shareholders of Columbia Select International Equity Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Select International Equity Fund (one of the funds constituting Columbia Funds Series Trust, referred to hereafter as the "Fund") as of February 28, 2018, the related statement of operations for the year ended February 28, 2018, the statement of changes in net assets for each of the two years in the period ended February 28, 2018, including the related notes, and the financial highlights for each of the five years in the period ended February 28, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of February 28, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended February 28, 2018 and the financial highlights for each of the five years in the period ended February 28, 2018 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of February 28, 2018 by correspondence with the custodian, transfer agent and brokers. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
April 20, 2018
We have served as auditors of one or more investment companies within the Columbia Funds Complex since 1977.
Columbia Select International Equity Fund | Annual Report 2018	35

Federal Income Tax Information
(Unaudited)
The Fund hereby designates the following tax attributes for the fiscal year ended February 28, 2018. Shareholders will be notified in early 2019 of the amounts for use in preparing 2018 income tax returns.
Qualified dividend income	Foreign taxes paid to foreign countries	Foreign taxes paid per share to foreign countries	Foreign source income	Foreign source income per share
100.00%	$584,214	$0.03	$8,337,577	$0.39
Qualified dividend income. For taxable, non-corporate shareholders, the percentage of ordinary income distributed during the fiscal year that represents qualified dividend income subject to reduced tax rates.
Foreign taxes. The Fund makes the election to pass through to shareholders the foreign taxes paid. Eligible shareholders may claim a foreign tax credit. These taxes, and the corresponding foreign source income, are provided.
36	Columbia Select International Equity Fund | Annual Report 2018

TRUSTEES AND OFFICERS
Shareholders elect the Board that oversees the Fund’s operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, Trustees not affiliated with the Investment Manager generally may serve through the end of the calendar year in which they reach either the mandatory retirement age established by the Board or the fifteenth anniversary of the first Columbia Funds Board meeting they attended as a member of the Board.
Independent trustees
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
George S. Batejan c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1953	Trustee since 1/17	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	125	Advisory Board Member, University of Colorado Business School since November 2015; former Chairman of the Board, NICSA (National Investment Company Services Association) (Executive Committee, Nominating Committee and Governance Committee), 2014-2016; former Director, Intech Investment Management, 2011- 2016; former Board Member, Metro Denver Chamber of Commerce, 2015-2016
Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; specializing in arbitration and mediation; Interim President and Chief Executive Officer, Blue Cross and Blue Shield of Minnesota (health care insurance) since February 2018; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees; Interim Chair, Minnesota Sports Facilities Authority, March 2017-July 2017	125	Trustee, BlueCross BlueShield of Minnesota since 2009 (Chair of the Business Development Committee, 2014-2017; Chair of the Governance Committee since 2017); Chair of the Robina Foundation since August 2013; former Member of the Board, Minnesota Sports Facilities Authority, January 2017-July 2017
Edward J. Boudreau, Jr. c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1944	Chair of the Board since 1/18; Trustee since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000; FINRA Industry Arbitrator, 2002-present; Chairman and Chief Executive Officer, John Hancock Investments (asset management), Chairman and Interested Trustee for open-end and closed-end funds offered by John Hancock, 1989-2000; John Hancock Mutual Life Insurance Company, including Senior Vice President and Treasurer and Senior Vice President Information Technology, 1968-1988	125	Former Trustee, Boston Museum of Science (Chair of Finance Committee) 1985-2013; former Trustee, BofA Funds Series Trust (11 funds), 2005-2011
Columbia Select International Equity Fund | Annual Report 2018	37

TRUSTEES AND OFFICERS  (continued)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, Morgan Stanley, 1982-1991	125	Trustee, New York Presbyterian Hospital Board (Executive Committee and Chair of Human Resources Committee) since 1996; Director, Darien Rowayton Bank (Audit Committee) since 2017
William P. Carmichael c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1943	Trustee since 6/11 for RiverSource Funds and since 2003 for Nations Funds	Retired; Co-founder, The Succession Fund (provides exit strategies to owners of privately held companies), 1998-2007; Adjunct Professor of Finance, Kelley School of Business, Indiana University, 1993-2007; Senior Vice President, Sara Lee Corporation, 1991-1993; Senior Vice President and Chief Financial Officer, Beatrice Foods Company, 1984-1990; Vice President, Esmark, Inc., 1973-1984; Associate, Price Waterhouse, 1968-1972	125	Director, The Finish Line (athletic shoes and apparel) since July 2003; former Director, Cobra Electronics Corporation (electronic equipment manufacturer), 1994-August 2014; former Director, Spectrum Brands, Inc. (consumer products), 2002-2009; former Director, Simmons Company (bedding), 2004-2010; former Trustee, BofA Funds Series Trust (11 funds) 2003-2011; former Director, McMoRan Exploration Company (oil and gas exploration and development) 2010 - 2013; former Director, International Textile Corp., 2012-2016; former Director, hhgregg, 2015-2017
Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1950	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	125	Trustee, MA Taxpayers Foundation since 1997; Board of Directors, The MA Business Roundtable since 2003; Board of Governors, Innovation Institute, MA Technology Collaborative since 2010
Brian J. Gallagher c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 12/17	Retired; Partner with Deloitte & Touche LLP and its predecessors, 1977-2016	123	Trustee, Catholic Schools Foundation since 2004
Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1952	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Managing Director, Morgan Stanley, 1982-1989; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	125	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)
38	Columbia Select International Equity Fund | Annual Report 2018

TRUSTEES AND OFFICERS  (continued)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
Minor M. Shaw c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1947	Trustee since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business), 1998-2011	125	Director, BlueCross BlueShield of South Carolina since April 2008; Director, National Association of Corporate Directors, Carolinas Chapter, since 2013; Board Chair, Hollingsworth Funds since 2016; Advisory Board member, Duke Energy Corp. since October 2016; Chair of the Duke Endowment; Chair of Greenville – Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011; former Director, Piedmont Natural Gas, 2004-2016
Sandra Yeager c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1964	Trustee since 12/17	Retired; President and founder, Hanoverian Capital, LLC (SEC registered investment advisor firm), 2008-2016	123	Director, NAPE Education Foundation since October 2016
Interested trustee not affiliated with Investment Manager*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships/ held by Trustee during the past five years
Anthony M. Santomero c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1946	Trustee since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President, Federal Reserve Bank of Philadelphia, 2000-2006, Professor of Finance, The Wharton School, University of Pennsylvania, 1972-2002	123	Trustee, Penn Mutual Life Insurance Company since March 2008; Director, Renaissance Reinsurance Ltd. since May 2008; Director, Citigroup Inc. since 2009; Director, Citibank, N.A. since 2009; former Trustee, BofA Funds Series Trust (11 funds), 2008-2011
*	Dr. Santomero is not an affiliated person of the Investment Manager or Ameriprise Financial. However, he is currently deemed by the Funds to be an “interested person” (as defined in the 1940 Act) of the Funds because he serves as a Director of Citigroup Inc. and Citibank, N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the Funds or accounts advised/managed by the Investment Manager.
Columbia Select International Equity Fund | Annual Report 2018	39

TRUSTEES AND OFFICERS  (continued)
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Trusts and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
William F. Truscott c/o Columbia Management Investment Advisers, LLC 225 Franklin St. Boston, MA 02110 1960	Trustee since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002 for RiverSource Funds and since 5/10 for Nations Funds	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010 - September 2012); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006 - August 2012.	196	Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; former Director, Ameriprise Certificate Company, 2006-January 2013
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
Nations Funds refer to the Funds within the Columbia Funds Complex that historically bore the Nations brand and include series of Columbia Funds Series Trust. RiverSource Funds refer to the Funds within the Columbia Funds Complex that historically bore the RiverSource brand and include series of Columbia Funds Series Trust II.
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611, visiting investor.columbiathreadneedleus.com or contacting your financial intermediary.
40	Columbia Select International Equity Fund | Annual Report 2018

TRUSTEES AND OFFICERS  (continued)
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Truscott, who is Senior Vice President, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds complex or a predecessor thereof	Principal occupation(s) during past five years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously, Vice President and Chief Counsel, January 2010 - December 2014; officer of Columbia Funds and affiliated funds since 2007.
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011), Chief Financial Officer (2009) and Chief Accounting Officer (2015)	Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; senior officer of Columbia Funds and affiliated funds since 2002.
Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Senior Vice President (2011) and Assistant Secretary (2008)	Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since January 2017 (previously Vice President and Lead Chief Counsel, November 2008 - January 2017 and January 2013 - January 2017, respectively; and Chief Counsel, January 2010 - January 2013); Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since May 2010.
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010.
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013 (previously Director and Global Chief Investment Officer, 2010 - 2013).
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Senior Vice President (2017), Chief Legal Officer (2017) and Secretary (2015)	Vice President and Group Counsel, Ameriprise Financial, Inc. since August 2011; officer of Columbia Funds and affiliated funds since 2005.
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)	Managing Director and Global Head of Operations, Columbia Management Investment Advisers, LLC since April 2016 (previously Managing Director and Chief Operating Officer, 2010 - 2016).
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
Columbia Select International Equity Fund | Annual Report 2018	41

Additional information
The Fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting investor.columbiathreadneedleus.com; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting investor.columbiathreadneedleus.com, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit investor.columbiathreadneedleus.com or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
Fund investment manager
Columbia Management Investment Advisers, LLC
225 Franklin Street
Boston, MA 02110
Fund distributor
Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, MA 02110
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 8081
Boston, MA 02266-8081
42	Columbia Select International Equity Fund | Annual Report 2018

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Columbia Select International Equity Fund
P.O. Box 8081
Boston, MA 02266-8081

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
investor.columbiathreadneedleus.com. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved. Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110-2804
© 2018 Columbia Management Investment Advisers, LLC.
investor.columbiathreadneedleus.com
ANN201_02_H01_(04/18)

Annual Report
February 28, 2018
Columbia Small Cap Index Fund
Not FDIC Insured • No bank guarantee • May lose value

President’s Message
Dear Shareholders,
The year 2017 was an extraordinary year in the financial markets. The S&P 500 Index didn’t experience a single down month and returned over 20% during the 12-month period. The index continued this trend into January 2018, which marked the fastest start for the index ever. Low volatility, which had been a feature of the U.S. equity market for the last several years, along with the surge in the S&P 500 Index, seemingly drove investor sentiment to very high levels. This arguably set the stage for an overdue correction, which we witnessed in February 2018.
A return to volatility
There have been few periods of market upheaval such as were experienced in the first part of 2018. While investors were taken by surprise by the sudden and pronounced market swings, the return to some level of volatility actually marked a resumption of relatively normal market conditions. Having said that, it’s important to distinguish between a good technical correction where excess enthusiasm in the marketplace is being let out, versus a real change in the underlying fundamentals – things like an underperforming economy or weaker corporate earnings. Our view is that the recent market volatility falls into the former category, and the fundamentals remain strong. We’re continuing to see improvements in global economic activity, and we’re seeing corporate earnings expectations continue to rise – and not just because of tax reform.
Consistency is more important than ever
It’s important to keep in mind that when it comes to long-term investing, it’s the destination, not the journey that matters most. If you have a financial goal that you’ve worked out with your financial advisor, and you have a good asset allocation plan to reach it, it’s a question of sticking with your plan rather than become focused on near-term volatility. Bouts of volatility are normal. After all, it’s hard to cross the ocean without hitting an occasional rough patch. You need to focus on the destination.
One final thought. In weathering volatility, it’s the consistency of the return that is essential. Investors who chase higher returns are usually the first to sell when an investment goes through a bad patch, and they therefore don’t tend to benefit from the recovery. More disciplined investors who perhaps panic less or not at all during periods of volatility, tend to have improved long-term results and are more likely to reach their financial goals. Nothing is more important to us than making sure those who have entrusted us to protect and grow their assets are able to do what matters most to them.
Your success is our priority. Talk to your financial advisor about how working with Columbia Threadneedle Investments may help you position your portfolio for consistent, sustainable outcomes, no matter the market conditions.
Sincerely,
Christopher O. Petersen
President, Columbia Funds
The S&P 500 Index, an unmanaged index, measures the performance of 500 widely held, large-capitalization U.S. stocks and is frequently used as a general measure of market performance. Past performance is no guarantee of future results.
Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
© 2018 Columbia Management Investment Advisers, LLC. All rights reserved.
Columbia Small Cap Index Fund   |  Annual Report 2018

Columbia Small Cap Index Fund  |  Annual Report 2018

Fund at a Glance
Investment objective
Columbia Small Cap Index Fund (the Fund) seeks total return before fees and expenses that corresponds to the total return of the Standard & Poor’s (S&P) SmallCap 600 Index.
Portfolio management
Christopher Lo, Ph.D., CFA
Lead Portfolio Manager
Managed Fund since 2014
Vadim Shteyn
Portfolio Manager
Managed Fund since 2011
Morningstar style boxTM
The Morningstar Style Box is based on a fund’s portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.
© 2018 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.
Average annual total returns (%) (for the period ended February 28, 2018)
		Inception	1 Year	5 Years	10 Years
	Class A	10/15/96	9.86	13.48	10.74
	Institutional Class	10/15/96	10.11	13.77	11.01
	Institutional 2 Class*	11/08/12	10.12	13.77	10.89
	Institutional 3 Class*	03/01/17	10.18	13.55	10.77
	Class K*	03/07/11	9.87	13.48	10.74
Class T*	Excluding sales charges	06/25/14	9.82	13.48	10.74
	Including sales charges		7.05	12.90	10.46
	S&P SmallCap 600 Index		10.29	14.04	11.17
Returns for Class T shares are shown with and without the maximum initial sales charge of 2.50% per transaction. Prior to March 27, 2017, Class T shares were known as Class W shares and were not subject to sales charges. The Fund’s other share classes are not subject to sales charges and have limited eligibility. Effective November 1, 2017, Class R5, Class Y and Class Z shares were renamed Institutional 2 Class, Institutional 3 Class and Institutional Class shares, respectively. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each share class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting investor.columbiathreadneedleus.com or calling 800.345.6611.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. Since the Fund launched more than one share class at its inception, Class A shares were used. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit investor.columbiathreadneedleus.com/investment-products/mutual-funds/appended-performance for more information.
The S&P SmallCap 600 Index tracks the performance of 600 domestic companies traded on major stock exchanges. The S&P SmallCap 600 Index is heavily weighted with the stocks of companies with small market capitalizations.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
2	Columbia Small Cap Index Fund | Annual Report 2018

Fund at a Glance   (continued)
Performance of a hypothetical $10,000 investment (February 29, 2008 — February 28, 2018)
The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Small Cap Index Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.
Top 10 holdings (%) (at February 28, 2018)
Nektar Therapeutics	1.8
iShares Core S&P Small-Cap ETF	1.0
Cantel Medical Corp.	0.5
Chemed Corp.	0.5
Lumentum Holdings, Inc.	0.5
On Assignment, Inc.	0.5
Haemonetics Corp.	0.5
Five Below, Inc.	0.5
CACI International, Inc., Class A	0.5
Evercore, Inc., Class A	0.5
Percentages indicated are based upon total investments (excluding Money Market Funds).
For further detail about these holdings, please refer to the section entitled “Portfolio of Investments.”
Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.
Portfolio breakdown (%) (at February 28, 2018)
Common Stocks	97.8
Exchange-Traded Funds	1.0
Money Market Funds	1.2
Rights	0.0 (a)
Total	100.0

(a)	Rounds to zero.
Percentages indicated are based upon total investments. The Fund’s portfolio composition is subject to change.
Equity sector breakdown (%) (at February 28, 2018)
Consumer Discretionary	14.5
Consumer Staples	2.5
Energy	3.2
Financials	17.1
Health Care	14.8
Industrials	18.9
Information Technology	14.8
Materials	5.3
Real Estate	5.2
Telecommunication Services	1.2
Utilities	2.5
Total	100.0
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.

Columbia Small Cap Index Fund | Annual Report 2018	3

Manager Discussion of Fund Performance
For the 12-month period that ended February 28, 2018, the Fund’s Class A shares returned 9.86%. The Fund closely tracked its benchmark, the unmanaged S&P SmallCap 600 Index, which returned 10.29% for the same period. Mutual funds, unlike unmanaged indices, incur operating expenses.
U.S. equity market posted strong results
Though tumultuous and often filled with political strife, overall the 12 months ended February 28, 2018 was a strong period for the U.S. equity market, especially notable since expectations were low. The S&P 500 Index advanced for the first 11 months in the period. However, after experiencing nine consecutive quarters of positive returns as of the end of calendar year 2017, its strongest quarterly advance in four years during the fourth quarter of 2017 and 14 closing highs in the month of January 2018, investors learned on February 8, 2018 that what goes up also goes down as the S&P 500 Index posted a 10.16% correction on that day.
For most of the period, stocks were boosted by a combination of accelerating economic growth, rising corporate earnings and a general lack of negative financial headlines. The rally gained additional momentum from the passage of a tax reform package that reduced the corporate tax rate from 35% to 21%. While not all companies will see the same benefit, investors viewed the cut as being supportive of both broad economic growth and corporate bottom-line earnings, capital investment and hiring. With U.S. Gross Domestic Product growth above 3% in the second and third quarters of 2017 before slowing to a 2.5% annualized rate in the final three months of 2017, unemployment nearing a 17-year low and corporate earnings enjoying a double-digit increase in 2017, the news augmented investors’ appetite for risk. Indeed, U.S. equities continued to hit record highs through January 2018 despite the U.S. Federal Reserve raising interest rates three times during the annual period — in March, June and December 2017 — bringing the targeted federal funds rate to a range of 1.25% to 1.50%.
Remarkably steady with consistently low volatility, the S&P 500 Index went through the entire calendar year 2017 without experiencing a correction of more than 3%. More than 75% of the stocks comprising the S&P 500 Index ended the year in positive territory, and more than 36% of stocks in the S&P 500 Index posted gains of more than 25% for the calendar year. In early February 2018, driven by the realization that interest rates would likely soon increase and renewed concerns about the increasingly hostile exchanges between North Korea and the White House, volatility returned with a vengeance, recording its largest ever one day increase on February 5th. The VIX, a measure of volatility in the U.S. equity market, also known colloquially as “the fear factor,” traded as high as 50.30, a 47.2% increase from January 2018’s 13.69 close. On the positive side, selling of stocks appeared to be controlled, with buying limiting the damage and most investors staying in the market. Though the S&P 500 Index and S&P SmallCap 600 Index posted negative returns for February 2018, the U.S. equity markets rallied after February 8th, and by the end of the month, the U.S. equity market appeared to be in a trading range, permitting some balance of trade between those wanting in and those wanting out. The VIX closed the 12-month period at 19.85. For the period overall, small-cap stocks modestly outpaced their mid-cap counterparts but underperformed their large-cap counterparts by a significant margin.
S&P SmallCap 600 Index impacted most by strength in health care sector
Nine of the eleven sectors of the S&P SmallCap 600 Index posted positive returns during the 12 months ended February 28, 2018. In terms of total return, health care, information technology and financials were the best relative performers. On the basis of impact, which takes weightings and total returns into account, health care, industrials and information technology were the biggest contributors to the Index’s return. The top performing industries for the period on the basis of impact were software; pharmaceuticals; health care equipment and supplies; machinery; and hotels, restaurants and leisure.
Conversely, energy, real estate and utilities were the weakest performers on the basis of both total return and impact. The worst performing industries for the annual period on the basis of impact were gas utilities; oil, gas and consumable fuels; banks; energy equipment and services; and equity real estate investment trusts.
Top individual contributors within the S&P SmallCap 600 Index included clinical-stage biopharmaceutical company Nektar Therapeutics, interactive entertainment software, games and accessories developer Take-Two Interactive Software, specialty chemicals company Chemours, semiconductor-related company MKS Instruments and automated global electronic market
4	Columbia Small Cap Index Fund | Annual Report 2018

Manager Discussion of Fund Performance  (continued)
maker and broker Interactive Brokers Group. Top detractors were oil and gas exploration and production company Carrizo Oil & Gas, automated teller machine provider Cardtronics, medical equipment and device developer NuVasive, industrial silica and sand proppants producer U.S. Silica Holdings and biotechnology and pharmaceuticals company The Medicines Company.
Industrials took over from financials as the largest sector by weighting in the S&P SmallCap 600 Index as of February 28, 2018, with a weighting of 18.91%. As always, each sector and stock in the S&P SmallCap 600 Index was represented in the Fund with approximately the same weighting as in the S&P SmallCap 600 Index and therefore had a similar effect.
Index additions and deletions drove portfolio changes
During the period, there were 69 additions and 69 deletions to the S&P SmallCap 600 Index and the Fund’s portfolio. Among those stocks added to the S&P SmallCap 600 Index and Fund were Orthofix International, Vista Outdoor, Fossil Group, Denbury Resources, Penn National Gaming, Waddell & Reed, Noble, JCPenney, Chico’s FAS, Vonage, Invesco Mortgage Capital, Frontier Communications, Cutera, Travelport Worldwide, CONSOL Energy and Ring Energy. Deletions included Popeyes Louisiana Kitchen, Wintrust Financial, Air Methods, Adeptus Health, Tidewater, Home Bancshares, Pinnacle Financial, Medidata Solutions, Knight Transportation, Stein Mart, Coresite Realty, Astoria Financial, Atwood Oceanics, PharMerica, Ruby Tuesday and Bob Evans Farms.
We do not anticipate any changes in the portfolio beyond the customary quarterly rebalancings and stock substitutions we make to align the Fund with the S&P SmallCap 600 Index.
Market risk may affect a single issuer, sector of the economy, industry or the market as a whole.Investments in small-cap companies involve risks and volatility greater than investments in larger, more established companies. The Fund’s net value will generally decline when the performance of its targeted index declines. Investing in derivatives is a specialized activity that involves special risks, which may result in significant losses. The Fund may invest significantly in issuers within a particular sector, which may be negatively affected by market, economic or other conditions, making the Fund more vulnerable to unfavorable developments in the sector. See the Fund’s prospectus for more information on these and other risks.
The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
Columbia Small Cap Index Fund | Annual Report 2018	5

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
September 1, 2017 — February 28, 2018
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,100.90	1,022.56	2.34	2.26	0.45
Institutional Class (formerly Class Z)	1,000.00	1,000.00	1,102.40	1,023.80	1.04	1.00	0.20
Institutional 2 Class (formerly Class R5)	1,000.00	1,000.00	1,102.10	1,023.80	1.04	1.00	0.20
Institutional 3 Class (formerly Class Y)	1,000.00	1,000.00	1,102.10	1,023.80	1.04	1.00	0.20
Class K	1,000.00	1,000.00	1,100.90	1,022.56	2.34	2.26	0.45
Class T (formerly Class W)	1,000.00	1,000.00	1,100.90	1,022.56	2.34	2.26	0.45
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.
6	Columbia Small Cap Index Fund | Annual Report 2018

Portfolio of Investments
February 28, 2018
(Percentages represent value of investments compared to net assets)
Common Stocks 97.8%
Issuer	Shares	Value ($)
Consumer Discretionary 14.2%
Auto Components 1.6%
American Axle & Manufacturing Holdings, Inc.(a)	501,250	7,398,450
Cooper-Standard Holding, Inc.(a)	79,850	9,728,924
Dorman Products, Inc.(a)	151,885	10,480,065
Fox Factory Holding Corp.(a)	189,990	7,134,124
Gentherm, Inc.(a)	185,630	5,717,404
LCI Industries	126,217	13,795,518
Motorcar Parts of America, Inc.(a)	96,510	1,966,874
Standard Motor Products, Inc.	103,019	4,806,867
Superior Industries International, Inc.	117,224	1,693,887
Total		62,722,113
Automobiles 0.2%
Winnebago Industries, Inc.	146,480	6,379,204
Distributors 0.1%
Core-Mark Holding Co., Inc.	233,760	4,785,067
Diversified Consumer Services 0.5%
American Public Education, Inc.(a)	82,324	2,531,463
Capella Education Co.	59,073	4,589,972
Career Education Corp.(a)	332,178	4,394,715
Regis Corp.(a)	176,800	2,844,712
Strayer Education, Inc.	53,685	4,812,323
Total		19,173,185
Hotels, Restaurants & Leisure 2.2%
Belmond Ltd., Class A(a)	424,690	4,905,170
Biglari Holdings, Inc.(a)	5,129	2,150,128
BJ’s Restaurants, Inc.	90,842	3,951,627
Chuy’s Holdings, Inc.(a)	85,600	2,311,200
Dave & Buster’s Entertainment, Inc.(a)	208,000	9,312,160
Dine Brands Global, Inc.	91,031	6,916,535
El Pollo Loco Holdings, Inc.(a)	109,540	1,068,015
Fiesta Restaurant Group, Inc.(a)	136,960	2,328,320
Marcus Corp. (The)	97,383	2,629,341
Marriott Vacations Worldwide Corp.	119,337	16,766,849
Monarch Casino & Resort, Inc.(a)	57,335	2,421,257
Penn National Gaming, Inc.(a)	424,130	11,286,099
Red Robin Gourmet Burgers, Inc.(a)	65,464	3,512,144
Ruth’s Hospitality Group, Inc.	147,208	3,613,956
Common Stocks (continued)
Issuer	Shares	Value ($)
Shake Shack, Inc., Class A(a)	92,800	3,618,272
Sonic Corp.	203,693	5,116,768
Wingstop, Inc.	147,240	6,671,444
Total		88,579,285
Household Durables 1.9%
Cavco Industries, Inc.(a)	42,950	6,833,345
Ethan Allen Interiors, Inc.	127,902	3,037,673
Installed Building Products, Inc.(a)	106,420	6,358,595
iRobot Corp.(a)	141,065	9,585,367
La-Z-Boy, Inc.	244,127	7,494,699
LGI Homes, Inc.(a)	88,010	4,980,486
M/I Homes, Inc.(a)	139,273	4,045,881
MDC Holdings, Inc.	227,119	6,286,654
Meritage Homes Corp.(a)	191,831	8,133,634
TopBuild Corp.(a)	179,870	12,526,147
Universal Electronics, Inc.(a)	72,399	3,583,750
William Lyon Homes, Inc., Class A(a)	141,440	3,575,603
Total		76,441,834
Internet & Direct Marketing Retail 0.6%
FTD Companies, Inc.(a)	85,040	511,941
Nutrisystem, Inc.	152,022	4,674,676
PetMed Express, Inc.	104,268	4,711,871
Shutterfly, Inc.(a)	166,160	12,749,457
Total		22,647,945
Leisure Products 0.4%
Callaway Golf Co.	478,415	7,405,864
Nautilus, Inc.(a)	155,400	1,841,490
Sturm Ruger & Co., Inc.	88,200	3,797,010
Vista Outdoor, Inc.(a)	290,100	4,998,423
Total		18,042,787
Media 0.7%
EW Scripps Co. (The), Class A	279,724	3,851,800
Gannett Co., Inc.	565,630	5,678,925
New Media Investment Group, Inc.	269,420	4,647,495
Scholastic Corp.	140,120	5,101,769
World Wrestling Entertainment, Inc., Class A	202,360	7,720,034
Total		27,000,023

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Small Cap Index Fund | Annual Report 2018	7

Portfolio of Investments  (continued)
February 28, 2018
Common Stocks (continued)
Issuer	Shares	Value ($)
Multiline Retail 0.6%
Fred’s, Inc., Class A	181,139	603,193
JCPenney Co., Inc.(a)	1,574,390	6,817,109
Ollie’s Bargain Outlet Holdings, Inc.(a)	248,630	14,756,190
Total		22,176,492
Specialty Retail 4.0%
Abercrombie & Fitch Co., Class A	344,210	7,101,052
Asbury Automotive Group, Inc.(a)	93,840	6,179,364
Ascena Retail Group, Inc.(a)	862,990	1,958,987
Barnes & Noble Education, Inc.(a)	188,053	1,372,787
Barnes & Noble, Inc.	286,900	1,291,050
Big 5 Sporting Goods Corp.	101,925	626,839
Buckle, Inc. (The)	143,381	3,018,170
Caleres, Inc.	217,434	6,090,326
Cato Corp. (The), Class A	117,795	1,338,151
Chico’s FAS, Inc.	646,780	6,493,671
Children’s Place, Inc. (The)	88,041	12,528,234
DSW, Inc., Class A	365,710	7,171,573
Express, Inc.(a)	398,790	2,879,264
Finish Line, Inc., Class A (The)	203,407	2,160,182
Five Below, Inc.(a)	279,350	18,674,548
Francesca’s Holdings Corp.(a)	185,905	968,565
Genesco, Inc.(a)	100,802	3,961,519
Group 1 Automotive, Inc.	99,225	6,830,649
Guess?, Inc.	303,400	4,790,686
Haverty Furniture Companies, Inc.	98,296	2,000,324
Hibbett Sports, Inc.(a)	96,583	2,487,012
Kirkland’s, Inc.(a)	81,024	709,770
Lithia Motors, Inc., Class A	121,572	12,630,115
Lumber Liquidators Holdings, Inc.(a)	144,158	3,338,699
MarineMax, Inc.(a)	111,689	2,334,300
Monro, Inc.	165,851	8,441,816
Rent-A-Center, Inc.	269,800	2,028,896
Restoration Hardware Holdings, Inc.(a)	95,130	8,074,634
Shoe Carnival, Inc.	57,710	1,348,106
Sleep Number Corp.(a)	201,511	6,940,039
Sonic Automotive, Inc., Class A	124,601	2,442,180
Tailored Brands, Inc.	248,960	5,828,154
Tile Shop Holdings, Inc.	174,210	940,734
Common Stocks (continued)
Issuer	Shares	Value ($)
Vitamin Shoppe, Inc.(a)	121,343	455,036
Zumiez, Inc.(a)	91,938	1,811,179
Total		157,246,611
Textiles, Apparel & Luxury Goods 1.4%
Crocs, Inc.(a)	352,568	4,315,432
Fossil Group, Inc.(a)	218,570	2,924,467
G-III Apparel Group Ltd.(a)	209,740	7,741,503
Movado Group, Inc.	78,353	2,428,943
Oxford Industries, Inc.	85,156	6,805,668
Perry Ellis International, Inc.(a)	63,612	1,696,532
Steven Madden Ltd.(a)	269,192	11,817,529
Unifi, Inc.(a)	85,980	3,009,300
Vera Bradley, Inc.(a)	96,460	970,388
Wolverine World Wide, Inc.	484,212	14,177,727
Total		55,887,489
Total Consumer Discretionary		561,082,035
Consumer Staples 2.5%
Beverages 0.1%
Coca-Cola Bottling Co. Consolidated	23,490	4,383,469
Food & Staples Retailing 0.3%
Andersons, Inc. (The)	133,459	4,677,738
SpartanNash Co.	187,109	3,137,818
SUPERVALU, Inc.(a)	194,112	2,762,214
Total		10,577,770
Food Products 1.3%
B&G Foods, Inc.	336,516	9,321,493
Calavo Growers, Inc.	79,852	6,815,368
Cal-Maine Foods, Inc.(a)	150,636	6,417,094
Darling Ingredients, Inc.(a)	833,573	15,162,693
J&J Snack Foods Corp.	75,557	10,149,572
John B. Sanfilippo & Son, Inc.	44,030	2,542,292
Seneca Foods Corp., Class A(a)	34,273	997,344
Total		51,405,856
Household Products 0.4%
Central Garden & Pet Co.(a)	52,310	2,020,735
Central Garden & Pet Co., Class A(a)	176,742	6,405,130
WD-40 Co.	70,669	8,812,425
Total		17,238,290

The accompanying Notes to Financial Statements are an integral part of this statement.
8	Columbia Small Cap Index Fund | Annual Report 2018

Portfolio of Investments  (continued)
February 28, 2018
Common Stocks (continued)
Issuer	Shares	Value ($)
Personal Products 0.2%
Inter Parfums, Inc.	86,809	3,680,701
Medifast, Inc.	53,149	3,390,375
Total		7,071,076
Tobacco 0.2%
Universal Corp.	127,090	6,246,473
Total Consumer Staples		96,922,934
Energy 3.2%
Energy Equipment & Services 1.7%
Archrock, Inc.	359,210	3,412,495
Bristow Group, Inc.	162,865	2,403,887
CARBO Ceramics, Inc.(a)	111,240	756,432
Era Group, Inc.(a)	102,259	966,348
Exterran Corp.(a)	161,220	4,170,761
Geospace Technologies Corp.(a)	68,020	695,845
Gulf Island Fabrication, Inc.	68,607	566,008
Helix Energy Solutions Group, Inc.(a)	702,710	4,188,152
Matrix Service Co.(a)	135,366	1,935,734
McDermott International, Inc.(a)	1,437,290	10,492,217
Newpark Resources, Inc.(a)	434,400	3,583,800
Noble Corp. PLC(a)	1,239,710	4,810,075
Oil States International, Inc.(a)	258,550	6,360,330
Pioneer Energy Services Corp.(a)	393,318	1,081,624
SEACOR Holdings, Inc.(a)	84,954	3,526,440
Tetra Technologies, Inc.(a)	586,529	2,129,100
Unit Corp.(a)	267,610	5,127,408
US Silica Holdings, Inc.	411,000	10,640,790
Total		66,847,446
Oil, Gas & Consumable Fuels 1.5%
Bill Barrett Corp.(a)	500,710	2,268,216
Carrizo Oil & Gas, Inc.(a)	391,545	5,501,207
Cloud Peak Energy, Inc.(a)	379,834	1,249,654
CONSOL Energy, Inc.(a)	131,010	4,151,707
Denbury Resources, Inc.(a)	2,035,270	4,457,241
Green Plains, Inc.	195,810	3,583,323
Par Pacific Holdings, Inc.(a)	127,480	2,169,710
PDC Energy, Inc.(a)	333,367	17,511,769
REX American Resources Corp.(a)	29,250	2,361,060
Common Stocks (continued)
Issuer	Shares	Value ($)
Ring Energy, Inc.(a)	271,030	3,677,877
SRC Energy, Inc.(a)	1,221,350	10,833,374
Total		57,765,138
Total Energy		124,612,584
Financials 16.7%
Banks 7.8%
Ameris Bancorp	188,420	10,014,523
Banc of California, Inc.	215,490	4,299,026
Banner Corp.	166,023	9,177,751
Boston Private Financial Holdings, Inc.	426,315	6,224,199
Brookline Bancorp, Inc.	387,914	6,148,437
Central Pacific Financial Corp.	152,470	4,249,339
City Holding Co.	79,030	5,324,251
Columbia Banking System, Inc.	369,545	15,439,590
Community Bank System, Inc.	256,120	13,653,757
Customers Bancorp, Inc.(a)	146,460	4,297,136
CVB Financial Corp.	518,424	11,923,752
Fidelity Southern Corp.	111,360	2,506,714
First BanCorp(a)	919,109	5,542,227
First Commonwealth Financial Corp.	493,212	6,890,172
First Financial Bancorp	314,065	8,542,568
First Financial Bankshares, Inc.	335,152	15,416,992
First Midwest Bancorp, Inc.	519,922	12,592,511
Glacier Bancorp, Inc.	394,747	15,355,658
Great Western Bancorp, Inc.	297,740	12,174,589
Green Bancorp, Inc.(a)	124,220	2,707,996
Hanmi Financial Corp.	164,000	5,010,200
Hope Bancorp, Inc.	651,432	11,764,862
Independent Bank Corp.	138,886	9,638,688
LegacyTexas Financial Group, Inc.	213,943	8,962,072
National Bank Holdings Corp., Class A	135,640	4,420,508
NBT Bancorp, Inc.	220,330	7,667,484
OFG Bancorp	222,400	2,390,800
Old National Bancorp	677,116	11,510,972
Opus Bank	87,220	2,446,521
Pacific Premier Bancorp, Inc.(a)	196,320	8,255,256
S&T Bancorp, Inc.	177,027	6,985,485
Seacoast Banking Corp. of Florida(a)	237,360	6,223,579
ServisFirst Bancshares, Inc.	227,890	9,152,062

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Small Cap Index Fund | Annual Report 2018	9

Portfolio of Investments  (continued)
February 28, 2018
Common Stocks (continued)
Issuer	Shares	Value ($)
Simmons First National Corp., Class A	394,844	11,233,312
Southside Bancshares, Inc.	140,015	4,676,501
Tompkins Financial Corp.	62,533	4,798,782
United Community Banks, Inc.	363,305	11,229,758
Westamerica Bancorporation	133,330	7,638,476
Total		306,486,506
Capital Markets 1.6%
Donnelley Financial Solution, Inc.(a)	170,546	2,952,151
Evercore, Inc., Class A	195,425	18,184,296
Financial Engines, Inc.	320,428	10,734,338
Greenhill & Co., Inc.	123,610	2,515,464
INTL FCStone, Inc.(a)	78,630	3,117,680
Investment Technology Group, Inc.	167,313	3,316,144
Piper Jaffray Companies	71,878	6,001,813
Virtus Investment Partners, Inc.	36,227	4,457,732
Waddell & Reed Financial, Inc., Class A	421,920	8,438,400
WisdomTree Investments, Inc.	582,010	5,593,116
Total		65,311,134
Consumer Finance 1.4%
Encore Capital Group, Inc.(a)	119,865	5,130,222
Enova International, Inc.(a)	169,361	3,725,942
Ezcorp, Inc., Class A(a)	260,264	3,383,432
FirstCash, Inc.	238,805	17,599,929
Green Dot Corp., Class A(a)	231,465	15,075,315
PRA Group, Inc.(a)	228,574	8,754,384
World Acceptance Corp.(a)	29,800	3,204,096
Total		56,873,320
Insurance 3.2%
American Equity Investment Life Holding Co.	451,020	13,805,722
AMERISAFE, Inc.	97,390	5,453,840
eHealth, Inc.(a)	82,928	1,350,897
Employers Holdings, Inc.	164,126	6,425,533
HCI Group, Inc.	40,100	1,388,663
Horace Mann Educators Corp.	205,807	8,468,958
Infinity Property & Casualty Corp.	55,294	6,521,927
James River Group Holdings Ltd.	125,780	4,114,264
Maiden Holdings Ltd.	351,180	2,107,080
Navigators Group, Inc. (The)	113,472	6,116,141
Common Stocks (continued)
Issuer	Shares	Value ($)
ProAssurance Corp.	270,226	12,916,803
RLI Corp.	196,216	11,929,933
Safety Insurance Group, Inc.	77,017	5,495,163
Selective Insurance Group, Inc.	295,499	16,799,118
Stewart Information Services Corp.	120,150	4,821,620
Third Point Reinsurance Ltd.(a)	440,180	6,118,502
United Fire Group, Inc.	107,015	4,760,027
United Insurance Holdings Corp.	103,860	2,030,463
Universal Insurance Holdings, Inc.	162,100	4,749,530
Total		125,374,184
Mortgage Real Estate Investment Trusts (REITS) 0.8%
Apollo Commercial Real Estate Finance, Inc.	493,320	9,008,023
ARMOUR Residential REIT, Inc.	211,890	4,538,684
Capstead Mortgage Corp.	486,365	4,061,148
Invesco Mortgage Capital, Inc.	564,660	8,678,824
PennyMac Mortgage Investment Trust	305,500	5,092,685
Total		31,379,364
Thrifts & Mortgage Finance 1.9%
BofI Holding, Inc.(a)	283,490	10,542,993
Dime Community Bancshares, Inc.	155,294	2,795,292
HomeStreet, Inc.(a)	136,050	3,904,635
LendingTree, Inc.(a)	38,160	13,298,760
Meta Financial Group, Inc.	45,980	4,938,252
NMI Holdings, Inc., Class A(a)	287,030	5,697,545
Northfield Bancorp, Inc.	235,000	3,647,200
Northwest Bancshares, Inc.	519,326	8,522,140
Oritani Financial Corp.	199,078	3,105,617
Provident Financial Services, Inc.	306,141	7,616,788
TrustCo Bank Corp.	486,345	4,133,932
Walker & Dunlop, Inc.	143,060	6,914,090
Total		75,117,244
Total Financials		660,541,752
Health Care 14.5%
Biotechnology 2.1%
Acorda Therapeutics, Inc.(a)	236,575	5,618,656
AMAG Pharmaceuticals, Inc.(a)	179,020	3,768,371
Cytokinetics, Inc.(a)	256,330	1,986,558
Eagle Pharmaceuticals, Inc.(a)	42,290	2,374,161

The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Small Cap Index Fund | Annual Report 2018

Portfolio of Investments  (continued)
February 28, 2018
Common Stocks (continued)
Issuer	Shares	Value ($)
Emergent Biosolutions, Inc.(a)	178,069	8,850,029
Enanta Pharmaceuticals, Inc.(a)	72,250	5,680,295
Ligand Pharmaceuticals, Inc.(a)	106,810	16,223,371
MiMedx Group, Inc.(a)	516,960	3,665,246
Momenta Pharmaceuticals, Inc.(a)	386,571	6,591,036
Myriad Genetics, Inc.(a)	350,410	11,360,292
Progenics Pharmaceuticals, Inc.(a)	355,620	2,375,542
Repligen Corp.(a)	189,600	6,501,384
Spectrum Pharmaceuticals, Inc.(a)	458,475	9,861,797
Total		84,856,738
Health Care Equipment & Supplies 4.9%
Abaxis, Inc.	114,859	7,657,650
Analogic Corp.	63,180	5,275,530
Angiodynamics, Inc.(a)	185,810	3,026,845
Anika Therapeutics, Inc.(a)	74,200	3,862,110
Cantel Medical Corp.	180,395	20,981,743
CONMED Corp.	125,818	7,615,764
CryoLife, Inc.(a)	168,900	3,200,655
Cutera, Inc.(a)	70,120	3,158,906
Haemonetics Corp.(a)	267,297	18,951,357
Heska Corp.(a)	32,990	2,242,660
ICU Medical, Inc.(a)	76,409	17,669,581
Inogen, Inc.(a)	86,610	10,464,220
Integer Holdings Corp.(a)	142,642	7,281,874
Integra LifeSciences Holdings Corp.(a)	321,688	16,962,608
Invacare Corp.	166,142	2,857,642
Lantheus Holdings, Inc.(a)	149,950	2,294,235
LeMaitre Vascular, Inc.	77,020	2,677,215
Meridian Bioscience, Inc.	213,580	2,979,441
Merit Medical Systems, Inc.(a)	254,038	11,558,729
Natus Medical, Inc.(a)	157,660	4,911,109
Neogen Corp.(a)	257,985	15,032,786
OraSure Technologies, Inc.(a)	306,920	5,297,439
Orthofix International NV(a)	91,960	5,150,680
SurModics, Inc.(a)	66,349	1,997,105
Tactile Systems Technology, Inc.(a)	73,460	2,377,166
Varex Imaging Corp.(a)	189,970	6,628,053
Total		192,113,103
Common Stocks (continued)
Issuer	Shares	Value ($)
Health Care Providers & Services 3.4%
Aceto Corp.	152,370	1,092,493
Almost Family, Inc.(a)	63,604	3,749,456
Amedisys, Inc.(a)	144,264	8,541,871
AMN Healthcare Services, Inc.(a)	241,760	13,453,944
BioTelemetry, Inc.(a)	155,580	5,025,234
Chemed Corp.	80,798	20,977,585
Community Health Systems, Inc.(a)	580,600	2,972,672
Corvel Corp.(a)	48,638	2,380,830
Cross Country Healthcare, Inc.(a)	184,621	2,390,842
Diplomat Pharmacy, Inc.(a)	240,100	5,003,684
Ensign Group, Inc. (The)	243,428	6,499,528
HealthEquity, Inc.(a)	260,200	14,982,316
Kindred Healthcare, Inc.	440,375	4,051,450
LHC Group, Inc.(a)	82,330	5,300,405
Magellan Health, Inc.(a)	121,666	12,276,099
Providence Service Corp. (The)(a)	56,560	3,594,954
Quorum Health Corp.(a)	143,680	853,459
Select Medical Holdings Corp.(a)	541,800	9,806,580
Tivity Health, Inc.(a)	172,421	6,646,830
U.S. Physical Therapy, Inc.	63,670	4,934,425
Total		134,534,657
Health Care Technology 0.6%
Computer Programs & Systems, Inc.	56,391	1,680,452
HealthStream, Inc.(a)	129,129	3,119,756
HMS Holdings Corp.(a)	425,530	6,825,501
Omnicell, Inc.(a)	191,965	8,379,272
Quality Systems, Inc.(a)	238,443	2,992,460
Total		22,997,441
Life Sciences Tools & Services 0.3%
Cambrex Corp.(a)	165,883	8,617,622
Luminex Corp.	207,334	4,065,820
Total		12,683,442
Pharmaceuticals 3.2%
Amphastar Pharmaceuticals, Inc.(a)	179,160	3,289,378
ANI Pharmaceuticals, Inc.(a)	45,350	2,905,574
Corcept Therapeutics, Inc.(a)	479,180	7,278,744
Depomed, Inc.(a)	318,630	2,188,988

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Small Cap Index Fund | Annual Report 2018	11

Portfolio of Investments  (continued)
February 28, 2018
Common Stocks (continued)
Issuer	Shares	Value ($)
Impax Laboratories, Inc.(a)	375,070	7,651,428
Innoviva, Inc.(a)	371,710	5,765,222
Lannett Co., Inc.(a)	152,500	2,440,000
Medicines Co. (The)(a)	324,637	9,940,385
Nektar Therapeutics(a)	796,900	68,979,664
Phibro Animal Health Corp., Class A	99,100	3,810,395
Supernus Pharmaceuticals, Inc.(a)	259,420	10,091,438
Total		124,341,216
Total Health Care		571,526,597
Industrials 18.5%
Aerospace & Defense 1.9%
AAR Corp.	162,943	6,938,113
Aerojet Rocketdyne Holdings, Inc.(a)	380,057	10,261,539
Aerovironment, Inc.(a)	107,379	5,338,884
Axon Enterprise, Inc.(a)	267,780	9,326,777
Cubic Corp.	126,677	7,777,968
Engility Holdings, Inc.(a)	89,326	2,439,493
Mercury Systems, Inc.(a)	244,139	11,223,070
Moog, Inc., Class A(a)	163,754	13,727,498
National Presto Industries, Inc.	25,387	2,305,140
Triumph Group, Inc.	251,250	7,022,437
Total		76,360,919
Air Freight & Logistics 0.7%
Atlas Air Worldwide Holdings, Inc.(a)	127,955	7,786,062
Echo Global Logistics, Inc.(a)	132,760	3,511,502
Forward Air Corp.	150,669	8,136,126
HUB Group, Inc., Class A(a)	169,287	7,389,377
Total		26,823,067
Airlines 0.9%
Allegiant Travel Co.	63,462	10,553,731
Hawaiian Holdings, Inc.	265,550	9,559,800
Skywest, Inc.	262,349	14,376,725
Total		34,490,256
Building Products 2.2%
AAON, Inc.	204,459	7,513,868
American Woodmark Corp.(a)	72,370	9,292,308
Apogee Enterprises, Inc.	144,950	6,253,143
Gibraltar Industries, Inc.(a)	160,367	5,564,735
Common Stocks (continued)
Issuer	Shares	Value ($)
Griffon Corp.	152,935	2,859,884
Insteel Industries, Inc.	91,540	2,585,090
Patrick Industries, Inc.(a)	120,860	7,426,847
PGT, Inc.(a)	251,320	4,398,100
Quanex Building Products Corp.	175,824	2,945,052
Simpson Manufacturing Co., Inc.	213,106	11,789,024
Trex Co., Inc.(a)	148,910	15,397,294
Universal Forest Products, Inc.	309,580	10,197,565
Total		86,222,910
Commercial Services & Supplies 2.4%
ABM Industries, Inc.	280,188	9,851,410
Brady Corp., Class A	243,016	9,088,798
Essendant, Inc.	190,344	1,511,331
Interface, Inc.	304,909	7,378,798
LSC Communications, Inc.	176,576	2,570,947
Matthews International Corp., Class A	162,700	8,338,375
Mobile Mini, Inc.	224,329	9,410,602
Multi-Color Corp.	70,340	4,456,039
RR Donnelley & Sons Co.	354,293	2,671,369
Team, Inc.(a)	151,390	2,475,227
Tetra Tech, Inc.	281,994	13,803,606
U.S. Ecology, Inc.	110,570	5,849,153
Unifirst Corp.	78,242	12,150,983
Viad Corp.	103,282	5,375,828
Total		94,932,466
Construction & Engineering 0.4%
Aegion Corp.(a)	164,608	3,779,400
Comfort Systems U.S.A., Inc.	187,923	7,714,239
MYR Group, Inc.(a)	83,310	2,695,079
Orion Group Holdings, Inc.(a)	142,708	896,206
Total		15,084,924
Electrical Equipment 0.5%
AZZ, Inc.	131,385	5,367,077
Encore Wire Corp.	105,334	5,519,501
General Cable Corp.	252,860	7,472,013
Powell Industries, Inc.	43,955	1,170,522
Vicor Corp.(a)	82,349	2,120,487
Total		21,649,600

The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Small Cap Index Fund | Annual Report 2018

Portfolio of Investments  (continued)
February 28, 2018
Common Stocks (continued)
Issuer	Shares	Value ($)
Industrial Conglomerates 0.2%
Raven Industries, Inc.	180,950	6,143,253
Machinery 5.5%
Actuant Corp., Class A	302,734	6,872,062
Alamo Group, Inc.	48,270	5,365,211
Albany International Corp., Class A	146,762	9,341,401
Astec Industries, Inc.	96,897	5,707,233
Barnes Group, Inc.	249,610	15,053,979
Briggs & Stratton Corp.	216,914	4,876,227
Chart Industries, Inc.(a)	155,720	8,581,729
CIRCOR International, Inc.	83,432	3,921,304
EnPro Industries, Inc.	107,923	7,820,101
ESCO Technologies, Inc.	130,752	7,701,293
Federal Signal Corp.	303,566	6,493,277
Franklin Electric Co., Inc.	195,726	7,662,673
Greenbrier Companies, Inc. (The)	145,250	7,523,950
Harsco Corp.(a)	407,100	8,243,775
Hillenbrand, Inc.	318,965	14,002,563
John Bean Technologies Corp.	159,758	17,693,198
Lindsay Corp.	53,798	4,757,895
Lydall, Inc.(a)	87,258	4,201,473
Mueller Industries, Inc.	292,530	7,749,120
Proto Labs, Inc.(a)	125,410	13,663,419
SPX Corp.(a)	215,630	6,734,125
SPX FLOW, Inc.(a)	214,050	10,437,078
Standex International Corp.	64,718	6,219,400
Tennant Co.	90,340	5,817,896
Titan International, Inc.	250,820	3,225,545
Wabash National Corp.	298,470	6,521,570
Watts Water Technologies, Inc., Class A	140,535	10,610,392
Total		216,797,889
Marine 0.1%
Matson, Inc.	214,820	6,122,370
Professional Services 2.4%
Exponent, Inc.	130,620	10,155,705
Forrester Research, Inc.	50,030	2,026,215
FTI Consulting, Inc.(a)	192,090	9,160,772
Heidrick & Struggles International, Inc.	95,062	2,509,637
Common Stocks (continued)
Issuer	Shares	Value ($)
Insperity, Inc.	187,764	12,260,989
Kelly Services, Inc., Class A	154,059	4,543,200
Korn/Ferry International	285,887	11,981,524
Navigant Consulting, Inc.(a)	232,392	4,619,953
On Assignment, Inc.(a)	247,442	18,976,327
Resources Connection, Inc.	143,317	2,228,579
TrueBlue, Inc.(a)	209,321	5,693,531
Wageworks, Inc.(a)	200,910	10,537,730
Total		94,694,162
Road & Rail 0.6%
ArcBest Corp.	129,745	4,294,559
Heartland Express, Inc.	252,946	4,937,506
Marten Transport Ltd.	195,753	4,238,052
Roadrunner Transportation Systems, Inc.(a)	159,050	609,162
Saia, Inc.(a)	129,000	9,371,850
Total		23,451,129
Trading Companies & Distributors 0.7%
Applied Industrial Technologies, Inc.	196,431	13,828,742
DXP Enterprises, Inc.(a)	80,090	2,381,877
Kaman Corp.	140,761	8,617,388
Veritiv Corp.(a)	56,370	1,366,973
Total		26,194,980
Total Industrials		728,967,925
Information Technology 14.5%
Communications Equipment 1.7%
ADTRAN, Inc.	243,670	3,813,435
Applied Optoelectronics, Inc.(a)	98,090	2,739,654
CalAmp Corp.(a)	180,165	4,215,861
Comtech Telecommunications Corp.	119,517	2,641,326
Digi International, Inc.(a)	134,937	1,410,092
Extreme Networks, Inc.(a)	574,020	6,549,568
Harmonic, Inc.(a)	413,046	1,249,464
Lumentum Holdings, Inc.(a)	313,510	19,124,110
NETGEAR, Inc.(a)	159,265	8,879,024
Oclaro, Inc.(a)	854,160	6,124,327
Viavi Solutions, Inc.(a)	1,150,910	11,071,754
Total		67,818,615

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Small Cap Index Fund | Annual Report 2018	13

Portfolio of Investments  (continued)
February 28, 2018
Common Stocks (continued)
Issuer	Shares	Value ($)
Electronic Equipment, Instruments & Components 3.8%
Anixter International, Inc.(a)	146,491	11,067,395
Badger Meter, Inc.	147,336	7,013,194
Bel Fuse, Inc., Class B	49,890	863,097
Benchmark Electronics, Inc.(a)	251,631	7,548,930
Control4 Corp.(a)	99,730	2,397,509
CTS Corp.	166,687	4,283,856
Daktronics, Inc.	197,233	1,757,346
Electro Scientific Industries, Inc.(a)	169,493	3,039,009
ePlus, Inc.(a)	71,720	5,490,166
Fabrinet (a)	190,230	5,735,435
FARO Technologies, Inc.(a)	84,566	5,018,992
II-VI, Inc.(a)	277,763	10,693,876
Insight Enterprises, Inc.(a)	181,134	6,327,011
Itron, Inc.(a)	172,460	12,072,200
KEMET Corp.(a)	248,240	4,463,355
Methode Electronics, Inc.	186,291	7,349,180
MTS Systems Corp.	89,961	4,403,591
OSI Systems, Inc.(a)	90,237	5,697,564
Park Electrochemical Corp.	96,257	1,638,294
Plexus Corp.(a)	169,964	10,252,228
Rogers Corp.(a)	92,326	12,678,206
Sanmina Corp.(a)	364,480	10,041,424
Scansource, Inc.(a)	129,005	4,224,914
TTM Technologies, Inc.(a)	463,723	7,493,764
Total		151,550,536
Internet Software & Services 1.3%
Alarm.com Holdings, Inc.(a)	126,950	4,587,338
Blucora, Inc.(a)	233,429	5,438,896
DHI Group, Inc.(a)	239,015	394,375
Liquidity Services, Inc.(a)	129,140	884,609
LivePerson, Inc.(a)	277,142	4,004,702
NIC, Inc.	335,355	4,527,293
QuinStreet, Inc.(a)	180,449	2,369,295
Shutterstock, Inc.(a)	93,000	4,673,250
SPS Commerce, Inc.(a)	87,170	5,231,943
Stamps.com, Inc.(a)	82,260	15,715,773
XO Group, Inc.(a)	122,257	2,355,892
Total		50,183,366
Common Stocks (continued)
Issuer	Shares	Value ($)
IT Services 2.1%
CACI International, Inc., Class A(a)	124,599	18,571,481
Cardtronics PLC, Class A(a)	231,178	5,173,764
CSG Systems International, Inc.	169,647	7,919,122
EVERTEC, Inc.	303,840	4,922,208
ExlService Holdings, Inc.(a)	171,780	9,794,896
Mantech International Corp., Class A	130,590	7,361,358
Perficient, Inc.(a)	176,663	3,439,629
Sykes Enterprises, Inc.(a)	201,893	5,867,010
Travelport Worldwide Ltd.	632,850	9,018,112
TTEC Holdings, Inc.	71,925	2,564,126
Virtusa Corp.(a)	138,208	6,595,286
Total		81,226,992
Semiconductors & Semiconductor Equipment 3.4%
Advanced Energy Industries, Inc.(a)	200,693	13,309,960
Axcelis Technologies, Inc.(a)	158,970	3,886,817
Brooks Automation, Inc.	355,809	9,503,658
Cabot Microelectronics Corp.	128,327	13,076,521
Ceva, Inc.(a)	111,155	4,084,946
Cohu, Inc.	143,156	2,867,415
Diodes, Inc.(a)	194,957	5,868,206
DSP Group, Inc.(a)	112,973	1,372,622
Kopin Corp.(a)	308,819	944,986
Kulicke & Soffa Industries, Inc.(a)	357,305	8,325,206
MaxLinear, Inc., Class A(a)	308,360	7,009,023
Nanometrics, Inc.(a)	129,530	3,418,297
PDF Solutions, Inc.(a)	139,040	1,548,906
Photronics, Inc.(a)	348,880	2,721,264
Power Integrations, Inc.	150,394	10,106,477
Rambus, Inc.(a)	555,560	7,061,168
Rudolph Technologies, Inc.(a)	159,855	4,244,150
Semtech Corp.(a)	335,010	11,273,086
SolarEdge Technologies, Inc.(a)	182,850	9,151,642
Ultra Clean Holdings, Inc.(a)	193,950	3,735,477
Veeco Instruments, Inc.(a)	244,444	4,436,659
Xperi Corp.	249,564	5,502,886
Total		133,449,372

The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia Small Cap Index Fund | Annual Report 2018

Portfolio of Investments  (continued)
February 28, 2018
Common Stocks (continued)
Issuer	Shares	Value ($)
Software 1.8%
8x8, Inc.(a)	465,350	8,492,637
Agilysys, Inc.(a)	77,494	865,608
Bottomline Technologies de, Inc.(a)	178,142	6,765,833
Ebix, Inc.	111,428	9,354,381
MicroStrategy, Inc., Class A(a)	47,629	6,095,559
Monotype Imaging Holdings, Inc.	211,201	5,089,944
Progress Software Corp.	241,943	11,339,868
Qualys, Inc.(a)	161,200	11,936,860
Synchronoss Technologies, Inc.(a)	221,228	2,066,270
TiVo Corp.	617,680	9,265,200
VASCO Data Security International, Inc.(a)	152,453	1,837,059
Total		73,109,219
Technology Hardware, Storage & Peripherals 0.4%
Cray, Inc.(a)	204,650	4,461,370
Electronics for Imaging, Inc.(a)	231,228	6,333,335
Super Micro Computer, Inc.(a)	192,212	3,479,037
Total		14,273,742
Total Information Technology		571,611,842
Materials 5.2%
Chemicals 2.9%
A. Schulman, Inc.	148,933	6,530,712
AdvanSix, Inc.(a)	154,020	6,368,727
American Vanguard Corp.	132,691	2,587,474
Balchem Corp.	161,962	12,187,640
Calgon Carbon Corp.	257,136	5,464,140
Flotek Industries, Inc.(a)	287,585	1,711,131
FutureFuel Corp.	128,390	1,539,396
Hawkins, Inc.	48,027	1,608,904
HB Fuller Co.	254,723	12,835,492
Ingevity Corp.(a)	213,060	15,960,325
Innophos Holdings, Inc.	98,830	4,107,375
Innospec, Inc.	122,150	7,933,642
Koppers Holdings, Inc.(a)	104,982	4,241,273
Kraton Performance Polymers, Inc.(a)	158,385	6,717,108
LSB Industries, Inc.(a)	102,065	762,426
Quaker Chemical Corp.	67,303	9,592,697
Rayonier Advanced Materials, Inc.	262,070	5,338,366
Common Stocks (continued)
Issuer	Shares	Value ($)
Stepan Co.	100,069	8,015,527
Tredegar Corp.	128,698	2,052,733
Total		115,555,088
Construction Materials 0.2%
U.S. Concrete, Inc.(a)	79,200	5,761,800
Containers & Packaging 0.1%
Myers Industries, Inc.	110,909	2,101,726
Metals & Mining 0.9%
AK Steel Holding Corp.(a)	1,593,055	8,220,164
Century Aluminum Co.(a)	251,904	4,798,771
Haynes International, Inc.	63,314	2,633,862
Kaiser Aluminum Corp.	85,549	8,586,553
Materion Corp.	101,429	5,112,022
Olympic Steel, Inc.	46,084	1,038,273
SunCoke Energy, Inc.(a)	325,437	3,475,667
TimkenSteel Corp.(a)	197,620	3,233,063
Total		37,098,375
Paper & Forest Products 1.1%
Boise Cascade Co.	195,020	7,859,306
Clearwater Paper Corp.(a)	83,161	3,126,854
KapStone Paper and Packaging Corp.	441,608	15,407,703
Neenah, Inc.	85,115	6,524,065
PH Glatfelter Co.	220,569	4,501,813
Schweitzer-Mauduit International, Inc.	155,477	6,096,253
Total		43,515,994
Total Materials		204,032,983
Real Estate 5.0%
Equity Real Estate Investment Trusts (REITS) 4.7%
Acadia Realty Trust	423,612	10,200,577
Agree Realty Corp.	147,855	6,963,971
American Assets Trust, Inc.	209,820	6,655,490
Armada Hoffler Properties, Inc.	227,300	2,973,084
CareTrust REIT, Inc.	384,116	5,089,537
CBL & Associates Properties, Inc.	865,870	4,008,978
Cedar Realty Trust, Inc.	411,296	1,632,845
Chatham Lodging Trust	229,620	4,176,788
Chesapeake Lodging Trust	304,130	7,864,802
Community Healthcare Trust, Inc.	86,550	2,037,387

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Small Cap Index Fund | Annual Report 2018	15

Portfolio of Investments  (continued)
February 28, 2018
Common Stocks (continued)
Issuer	Shares	Value ($)
DiamondRock Hospitality Co.	1,013,688	10,420,713
Easterly Government Properties, Inc.	222,030	4,227,451
EastGroup Properties, Inc.	174,212	14,116,398
Four Corners Property Trust, Inc.	309,684	6,800,661
Franklin Street Properties Corp.	542,665	4,390,160
Getty Realty Corp.	166,376	3,926,474
Government Properties Income Trust	501,745	6,883,941
Hersha Hospitality Trust	197,940	3,325,392
Independence Realty Trust, Inc.	422,670	3,601,148
Kite Realty Group Trust	423,050	6,404,977
Lexington Realty Trust	1,095,939	8,723,674
LTC Properties, Inc.	200,261	7,399,644
National Storage Affiliates Trust	250,630	6,147,954
Pennsylvania Real Estate Investment Trust	353,794	3,693,609
PS Business Parks, Inc.	100,670	11,160,276
Ramco-Gershenson Properties Trust	401,630	4,731,201
Retail Opportunity Investments Corp.	555,310	9,529,120
Saul Centers, Inc.	60,952	2,982,381
Summit Hotel Properties, Inc.	527,480	6,946,912
Universal Health Realty Income Trust	63,946	3,540,051
Urstadt Biddle Properties, Inc., Class A	150,456	2,635,989
Whitestone REIT	194,950	2,405,683
Total		185,597,268
Real Estate Management & Development 0.3%
HFF, Inc., Class A	185,447	8,467,510
RE/MAX Holdings, Inc., Class A	89,560	4,952,668
Total		13,420,178
Total Real Estate		199,017,446
Telecommunication Services 1.1%
Diversified Telecommunication Services 1.1%
ATN International, Inc.	55,124	3,301,928
Cincinnati Bell, Inc.(a)	213,492	3,447,896
Cogent Communications Holdings, Inc.	209,310	8,968,933
Consolidated Communications Holdings, Inc.	326,230	3,771,219
Frontier Communications Corp.	397,460	2,794,144
GCI Liberty, Inc.(a)	133,802	5,144,687
Iridium Communications, Inc.(a)	421,430	4,930,731
Vonage Holdings Corp.(a)	1,053,090	10,688,863
Total		43,048,401
Common Stocks (continued)
Issuer	Shares	Value ($)
Wireless Telecommunication Services —%
Spok Holdings, Inc.	101,129	1,572,556
Total Telecommunication Services		44,620,957
Utilities 2.4%
Electric Utilities 0.7%
Allete, Inc.	257,391	17,541,197
El Paso Electric Co.	205,425	9,983,655
Total		27,524,852
Gas Utilities 0.8%
Northwest Natural Gas Co.	145,305	7,577,656
South Jersey Industries, Inc.	402,206	10,541,819
Spire, Inc.	244,267	16,561,302
Total		34,680,777
Multi-Utilities 0.4%
Avista Corp.	325,964	15,590,858
Water Utilities 0.5%
American States Water Co.	185,624	9,860,347
California Water Service Group	242,780	9,213,501
Total		19,073,848
Total Utilities		96,870,335
Total Common Stocks (Cost $2,621,341,492)		3,859,807,390

Exchange-Traded Funds 1.0%
	Shares	Value ($)
iShares Core S&P Small-Cap ETF	530,020	40,143,715
Total Exchange-Traded Funds (Cost $28,888,747)		40,143,715

Rights —%
Issuer	Shares	Value ($)
Information Technology —%
Electronic Equipment, Instruments & Components —%
Gerber Scientific, Inc.(a),(b),(c),(d)	112,391	0
Total Information Technology		0
Total Rights (Cost $—)		0

The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia Small Cap Index Fund | Annual Report 2018

Portfolio of Investments  (continued)
February 28, 2018
Money Market Funds 1.2%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 1.544%(e),(f)	47,376,462	47,371,724
Total Money Market Funds (Cost $47,373,427)		47,371,724
Total Investments (Cost: $2,697,603,666)		3,947,322,829
Other Assets & Liabilities, Net		(1,027,926)
Net Assets		3,946,294,903
At February 28, 2018, securities and/or cash totaling $2,355,500 were pledged as collateral.
Investments in derivatives
Long futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
Russell 2000 E-mini	231	03/2018	USD	17,454,360	135,142	—
Russell 2000 E-mini	332	03/2018	USD	25,085,920	—	(227,201)
Total					135,142	(227,201)
Notes to Portfolio of Investments
(a)	Non-income producing investment.
(b)	Represents fair value as determined in good faith under procedures approved by the Board of Trustees. At February 28, 2018, the value of these securities amounted to $0, which represents less than 0.01% of net assets.
(c)	Negligible market value.
(d)	Valuation based on significant unobservable inputs.
(e)	The rate shown is the seven-day current annualized yield at February 28, 2018.
(f)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended February 28, 2018 are as follows:

Issuer	Beginning shares	Shares purchased	Shares sold	Ending shares	Realized gain (loss) — affiliated issuers ($)	Net change in unrealized appreciation (depreciation) — affiliated issuers ($)	Dividends — affiliated issuers ($)	Value — affiliated issuers at end of period ($)
Columbia Short-Term Cash Fund, 1.544%
	47,799,110	483,313,419	(483,736,067)	47,376,462	(6,746)	(1,703)	508,940	47,371,724
Currency Legend
USD	US Dollar
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Small Cap Index Fund | Annual Report 2018	17

Portfolio of Investments  (continued)
February 28, 2018
Fair value measurements  (continued)
¦
Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
¦	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
¦	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Certain investments that have been measured at fair value using the net asset value (NAV) per share (or its equivalent) are not categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to reconcile the fair value hierarchy to the amounts presented in the Portfolio of Investments. The Columbia Short-Term Cash Fund seeks to provide shareholders with maximum current income consistent with liquidity and stability of principal. Columbia Short-Term Cash Fund prices its shares with a floating NAV and no longer seeks to maintain a stable NAV.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.
The following table is a summary of the inputs used to value the Fund’s investments at February 28, 2018:
	Level 1 quoted prices in active markets for identical assets ($)	Level 2 other significant observable inputs ($)	Level 3 significant unobservable inputs ($)	Investments measured at net asset value ($)	Total ($)
Investments
Common Stocks
Consumer Discretionary	561,082,035	—	—	—	561,082,035
Consumer Staples	96,922,934	—	—	—	96,922,934
Energy	124,612,584	—	—	—	124,612,584
Financials	660,541,752	—	—	—	660,541,752
Health Care	571,526,597	—	—	—	571,526,597
Industrials	728,967,925	—	—	—	728,967,925
Information Technology	571,611,842	—	—	—	571,611,842
Materials	204,032,983	—	—	—	204,032,983
Real Estate	199,017,446	—	—	—	199,017,446
The accompanying Notes to Financial Statements are an integral part of this statement.
18	Columbia Small Cap Index Fund | Annual Report 2018

Portfolio of Investments  (continued)
February 28, 2018
Fair value measurements  (continued)
	Level 1 quoted prices in active markets for identical assets ($)	Level 2 other significant observable inputs ($)	Level 3 significant unobservable inputs ($)	Investments measured at net asset value ($)	Total ($)
Telecommunication Services	44,620,957	—	—	—	44,620,957
Utilities	96,870,335	—	—	—	96,870,335
Total Common Stocks	3,859,807,390	—	—	—	3,859,807,390
Exchange-Traded Funds	40,143,715	—	—	—	40,143,715
Rights
Information Technology	—	—	0*	—	0*
Money Market Funds	—	—	—	47,371,724	47,371,724
Total Investments	3,899,951,105	—	0*	47,371,724	3,947,322,829
Derivatives
Asset
Futures Contracts	135,142	—	—	—	135,142
Liability
Futures Contracts	(227,201)	—	—	—	(227,201)
Total	3,899,859,046	—	0*	47,371,724	3,947,230,770

*	Rounds to zero.
See the Portfolio of Investments for all investment classifications not indicated in the table.
Derivative instruments are valued at unrealized appreciation (depreciation).
There were no transfers of financial assets between levels during the period.
The Fund does not hold any significant investments (greater than one percent of net assets) categorized as Level 3.
The Fund’s assets assigned to the Level 3 category are valued utilizing the valuation technique deemed the most appropriate in the circumstances. Certain rights classified as Level 3 securities are valued using the market approach. To determine fair value for these securities, management considered various factors which may have included, but were not limited to, the halt price of the security, the movement in observed market prices for other securities from the issuer, the movement in certain foreign or domestic market indices, and the position of the security within the respective company’s capital structure. Significant increases (decreases) to any of these inputs would result in a significantly lower (higher) fair value measurement.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Small Cap Index Fund | Annual Report 2018	19

Statement of Assets and Liabilities
February 28, 2018
Assets
Investments in securities, at value
Unaffiliated issuers (cost $2,650,230,239)	$3,899,951,105
Affiliated issuers (cost $47,373,427)	47,371,724
Margin deposits on:
Futures contracts	2,355,500
Receivable for:
Capital shares sold	3,823,682
Dividends	2,257,616
Variation margin for futures contracts	1,142
Expense reimbursement due from Investment Manager	256
Total assets	3,955,761,025
Liabilities
Due to custodian	2,193
Payable for:
Investments purchased	330,262
Capital shares purchased	7,978,861
Variation margin for futures contracts	911,915
Management services fees	22,036
Distribution and/or service fees	10,403
Plan administration fees	767
Compensation of board members	206,411
Other expenses	3,274
Total liabilities	9,466,122
Net assets applicable to outstanding capital stock	$3,946,294,903
Represented by
Paid in capital	2,660,292,352
Undistributed net investment income	1,095,963
Accumulated net realized gain	35,279,484
Unrealized appreciation (depreciation) on:
Investments - unaffiliated issuers	1,249,720,866
Investments - affiliated issuers	(1,703)
Futures contracts	(92,059)
Total - representing net assets applicable to outstanding capital stock	$3,946,294,903
The accompanying Notes to Financial Statements are an integral part of this statement.
20	Columbia Small Cap Index Fund | Annual Report 2018

Statement of Assets and Liabilities  (continued)
February 28, 2018
Class A
Net assets	$1,488,143,478
Shares outstanding	61,159,874
Net asset value per share	$24.33
Institutional Class(a)
Net assets	$1,866,835,218
Shares outstanding	76,280,048
Net asset value per share	$24.47
Institutional 2 Class(b)
Net assets	$584,472,448
Shares outstanding	23,383,918
Net asset value per share	$24.99
Institutional 3 Class(c)
Net assets	$4,326,940
Shares outstanding	181,038
Net asset value per share	$23.90
Class K
Net assets	$2,198,096
Shares outstanding	89,973
Net asset value per share	$24.43
Class T(d)
Net assets	$318,723
Shares outstanding	13,223
Net asset value per share	$24.10
Maximum offering price per share(e)	$24.72

(a)	Prior to November 1, 2017, Institutional Class shares were known as Class Z shares.
(b)	Prior to November 1, 2017, Institutional 2 Class shares were known as Class R5 shares.
(c)	Prior to November 1, 2017, Institutional 3 Class shares were known as Class Y shares.
(d)	Prior to March 27, 2017, Class T shares were known as Class W shares.
(e)	The maximum offering price per share is calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge of 2.50% per transaction for Class T shares.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Small Cap Index Fund | Annual Report 2018	21

Statement of Operations
Year Ended February 28, 2018
Net investment income
Income:
Dividends — unaffiliated issuers	$50,919,069
Dividends — affiliated issuers	508,940
Interest	28,176
Foreign taxes withheld	(5,418)
Total income	51,450,767
Expenses:
Management services fees	7,788,648
Distribution and/or service fees
Class A	3,849,190
Class B(a)	5,791
Class T(b)	2,522
Plan administration fees
Class K	10,759
Compensation of board members	99,571
Other	26,277
Total expenses	11,782,758
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(125,880)
Expense reduction	(1,997)
Total net expenses	11,654,881
Net investment income	39,795,886
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	263,988,268
Investments — affiliated issuers	(6,746)
Futures contracts	5,813,992
Net realized gain	269,795,514
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	65,634,832
Investments — affiliated issuers	(1,703)
Futures contracts	(1,022,429)
Net change in unrealized appreciation (depreciation)	64,610,700
Net realized and unrealized gain	334,406,214
Net increase in net assets resulting from operations	$374,202,100

(a)	Effective July 17, 2017, Class B shares were automatically converted to Class A shares.
(b)	Prior to March 27, 2017, Class T shares were known as Class W shares.
The accompanying Notes to Financial Statements are an integral part of this statement.
22	Columbia Small Cap Index Fund | Annual Report 2018

Statement of Changes in Net Assets
	Year Ended February 28, 2018 (a)	Year Ended February 28, 2017
Operations
Net investment income	$39,795,886	$32,229,141
Net realized gain	269,795,514	228,788,032
Net change in unrealized appreciation (depreciation)	64,610,700	690,705,010
Net increase in net assets resulting from operations	374,202,100	951,722,183
Distributions to shareholders
Net investment income
Class A	(13,392,767)	(11,957,474)
Class B(b)	—	(3,746)
Class I(c)	—	(26)
Institutional Class(d)	(20,694,825)	(16,283,999)
Institutional 2 Class(e)	(5,857,983)	(3,479,844)
Institutional 3 Class(f)	(6,847)	—
Class K	(34,110)	(39,612)
Class T(g)	(3,252)	(424,113)
Net realized gains
Class A	(98,404,248)	(93,996,099)
Class B(b)	(19,005)	(143,491)
Class I(c)	—	(159)
Institutional Class(d)	(118,550,549)	(100,985,786)
Institutional 2 Class(e)	(33,355,944)	(20,955,986)
Institutional 3 Class(f)	(33,557)	—
Class K	(259,245)	(410,926)
Class T(g)	(25,528)	(3,485,653)
Total distributions to shareholders	(290,637,860)	(252,166,914)
Increase in net assets from capital stock activity	101,111,425	337,783,458
Total increase in net assets	184,675,665	1,037,338,727
Net assets at beginning of year	3,761,619,238	2,724,280,511
Net assets at end of year	$3,946,294,903	$3,761,619,238
Undistributed net investment income	$1,095,963	$1,716,474

(a)	Institutional 3 Class shares are based on operations from March 1, 2017 (commencement of operations) through the stated period end.
(b)	Effective July 17, 2017, Class B shares were automatically converted to Class A shares.
(c)	Effective March 27, 2017, Class I shares were redeemed or exchanged for Institutional 3 Class shares.
(d)	Prior to November 1, 2017, Institutional Class shares were known as Class Z shares.
(e)	Prior to November 1, 2017, Institutional 2 Class shares were known as Class R5 shares.
(f)	Prior to November 1, 2017, Institutional 3 Class shares were known as Class Y shares.
(g)	Prior to March 27, 2017, Class T shares were known as Class W shares.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Small Cap Index Fund | Annual Report 2018	23

Statement of Changes in Net Assets   (continued)
	Year Ended		Year Ended
	February 28, 2018 (a)		February 28, 2017
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A(b)
Subscriptions (c)	15,423,595	373,705,846	22,937,030	513,616,825
Distributions reinvested	3,959,098	95,692,886	4,079,114	94,013,232
Redemptions	(26,991,120)	(653,188,300)	(17,617,796)	(392,820,636)
Net increase (decrease)	(7,608,427)	(183,789,568)	9,398,348	214,809,421
Class B(b)
Subscriptions	1,293	30,179	5,486	120,557
Distributions reinvested	814	18,968	6,475	147,073
Redemptions (c)	(79,257)	(1,874,433)	(67,759)	(1,480,713)
Net decrease	(77,150)	(1,825,286)	(55,798)	(1,213,083)
Class I(d)
Redemptions	(106)	(2,468)	—	—
Net decrease	(106)	(2,468)	—	—
Institutional Class(e)
Subscriptions	19,365,684	469,657,489	15,110,060	340,685,360
Distributions reinvested	4,069,240	98,917,153	3,473,360	80,383,509
Redemptions	(16,682,524)	(407,748,162)	(18,371,315)	(411,119,998)
Net increase	6,752,400	160,826,480	212,105	9,948,871
Institutional 2 Class(f)
Subscriptions	11,719,379	292,115,576	10,945,591	252,054,542
Distributions reinvested	1,463,911	36,334,405	970,915	22,999,137
Redemptions	(7,717,384)	(192,179,495)	(4,692,440)	(107,548,036)
Net increase	5,465,906	136,270,486	7,224,066	167,505,643
Institutional 3 Class(d),(g)
Subscriptions	199,687	4,881,914	—	—
Distributions reinvested	1,685	40,208	—	—
Redemptions	(20,334)	(496,871)	—	—
Net increase	181,038	4,425,251	—	—
Class K
Subscriptions	34,643	847,317	142,479	3,126,824
Distributions reinvested	12,090	293,162	20,098	450,358
Redemptions	(150,791)	(3,699,509)	(580,574)	(12,950,802)
Net decrease	(104,058)	(2,559,030)	(417,997)	(9,373,620)
Class T(h)
Subscriptions	5,067	119,717	1,641,862	35,502,175
Distributions reinvested	1,196	28,583	172,028	3,909,583
Redemptions	(524,988)	(12,382,740)	(3,595,764)	(83,305,532)
Net decrease	(518,725)	(12,234,440)	(1,781,874)	(43,893,774)
Total net increase	4,090,878	101,111,425	14,578,850	337,783,458

(a)	Institutional 3 Class shares are based on operations from March 1, 2017 (commencement of operations) through the stated period end.
(b)	Effective July 17, 2017, Class B shares were automatically converted to Class A shares.
(c)	Includes conversions of Class B shares to Class A shares, if any.
(d)	Effective March 27, 2017, Class I shares were redeemed or exchanged for Institutional 3 Class shares.
(e)	Prior to November 1, 2017, Institutional Class shares were known as Class Z shares.
(f)	Prior to November 1, 2017, Institutional 2 Class shares were known as Class R5 shares.
(g)	Prior to November 1, 2017, Institutional 3 Class shares were known as Class Y shares.
(h)	Prior to March 27, 2017, Class T shares were known as Class W shares.
The accompanying Notes to Financial Statements are an integral part of this statement.
24	Columbia Small Cap Index Fund | Annual Report 2018

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Columbia Small Cap Index Fund | Annual Report 2018	25

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
Year ended	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains
Class A
2/28/2018	$23.83	0.21	2.11	2.32	(0.22)	(1.60)
2/28/2017	$19.05	0.19	6.28	6.47	(0.19)	(1.50)
2/29/2016	$23.29	0.22	(2.25)	(2.03)	(0.22)	(1.99)
2/28/2015	$23.54	0.20	1.40	1.60	(0.18)	(1.67)
2/28/2014	$19.00	0.16	5.72	5.88	(0.15)	(1.19)
Institutional Class(d)
2/28/2018	$23.96	0.27	2.12	2.39	(0.28)	(1.60)
2/28/2017	$19.14	0.24	6.32	6.56	(0.24)	(1.50)
2/29/2016	$23.39	0.27	(2.25)	(1.98)	(0.28)	(1.99)
2/28/2015	$23.63	0.26	1.41	1.67	(0.24)	(1.67)
2/28/2014	$19.06	0.21	5.75	5.96	(0.20)	(1.19)
Institutional 2 Class(e)
2/28/2018	$24.43	0.28	2.16	2.44	(0.28)	(1.60)
2/28/2017	$19.49	0.25	6.43	6.68	(0.24)	(1.50)
2/29/2016	$23.78	0.28	(2.30)	(2.02)	(0.28)	(1.99)
2/28/2015	$23.99	0.27	1.43	1.70	(0.24)	(1.67)
2/28/2014	$19.33	0.23	5.82	6.05	(0.20)	(1.19)
Institutional 3 Class(f)
2/28/2018 (g)	$23.87	0.24	1.67	1.91	(0.28)	(1.60)
Class K
2/28/2018	$23.92	0.21	2.12	2.33	(0.22)	(1.60)
2/28/2017	$19.12	0.19	6.30	6.49	(0.19)	(1.50)
2/29/2016	$23.37	0.22	(2.26)	(2.04)	(0.22)	(1.99)
2/28/2015	$23.61	0.20	1.41	1.61	(0.18)	(1.67)
2/28/2014	$19.05	0.16	5.74	5.90	(0.15)	(1.19)
The accompanying Notes to Financial Statements are an integral part of this statement.
26	Columbia Small Cap Index Fund | Annual Report 2018

Total distributions to shareholders	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)

(1.82)	$24.33	9.86%	0.45%	0.45% (c)	0.88%	16%	$1,488,143
(1.69)	$23.83	34.40%	0.45%	0.45% (c)	0.85%	18%	$1,638,983
(2.21)	$19.05	(9.67%)	0.45%	0.45% (c)	0.99%	19%	$1,131,160
(1.85)	$23.29	7.19%	0.45%	0.45% (c)	0.89%	17%	$1,231,774
(1.34)	$23.54	31.63%	0.45%	0.45% (c)	0.73%	15%	$1,113,746

(1.88)	$24.47	10.11%	0.20%	0.20% (c)	1.12%	16%	$1,866,835
(1.74)	$23.96	34.74%	0.20%	0.20% (c)	1.10%	18%	$1,665,820
(2.27)	$19.14	(9.44%)	0.20%	0.20% (c)	1.22%	19%	$1,326,728
(1.91)	$23.39	7.47%	0.20%	0.20% (c)	1.14%	17%	$1,725,837
(1.39)	$23.63	31.99%	0.20%	0.20% (c)	0.98%	15%	$1,636,915

(1.88)	$24.99	10.12%	0.20%	0.20%	1.12%	16%	$584,472
(1.74)	$24.43	34.73%	0.20%	0.20%	1.10%	18%	$437,779
(2.27)	$19.49	(9.46%)	0.20%	0.20%	1.24%	19%	$208,441
(1.91)	$23.78	7.49%	0.20%	0.20%	1.17%	17%	$166,247
(1.39)	$23.99	32.01%	0.20%	0.20%	0.99%	15%	$79,726

(1.88)	$23.90	8.14%	0.21%	0.20%	1.01%	16%	$4,327

(1.82)	$24.43	9.87%	0.45%	0.45%	0.86%	16%	$2,198
(1.69)	$23.92	34.37%	0.45%	0.45%	0.86%	18%	$4,642
(2.21)	$19.12	(9.68%)	0.45%	0.45%	0.99%	19%	$11,703
(1.85)	$23.37	7.22%	0.45%	0.45%	0.88%	17%	$13,023
(1.34)	$23.61	31.65%	0.45%	0.45%	0.73%	15%	$12,781
Columbia Small Cap Index Fund | Annual Report 2018	27

Financial Highlights  (continued)
Year ended	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains
Class T(h)
2/28/2018	$23.63	0.44	1.85	2.29	(0.22)	(1.60)
2/28/2017	$18.90	0.19	6.23	6.42	(0.19)	(1.50)
2/29/2016	$23.12	0.21	(2.22)	(2.01)	(0.22)	(1.99)
2/28/2015 (i)	$23.08	0.18	1.03	1.21	(0.18)	(0.99)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	The benefits derived from expense reductions had an impact of less than 0.01%.
(d)	Prior to November 1, 2017, Institutional Class shares were known as Class Z shares.
(e)	Prior to November 1, 2017, Institutional 2 Class shares were known as Class R5 shares.
(f)	Prior to November 1, 2017, Institutional 3 Class shares were known as Class Y shares.
(g)	Institutional 3 Class shares commenced operations on March 1, 2017. Per share data and total return reflect activity from that date.
(h)	Prior to March 27, 2017, Class T shares were known as Class W shares.
(i)	Class T shares commenced operations on June 25, 2014. Per share data and total return reflect activity from that date.
(j)	Annualized.
The accompanying Notes to Financial Statements are an integral part of this statement.
28	Columbia Small Cap Index Fund | Annual Report 2018

Total distributions to shareholders	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)

(1.82)	$24.10	9.82%	0.45%	0.45% (c)	1.78%	16%	$319
(1.69)	$23.63	34.41%	0.45%	0.45% (c)	0.85%	18%	$12,570
(2.21)	$18.90	(9.65%)	0.45%	0.45% (c)	0.97%	19%	$43,729
(1.17)	$23.12	5.45%	0.46% (j)	0.45% (c),(j)	1.22% (j)	17%	$67,780
Columbia Small Cap Index Fund | Annual Report 2018	29

Notes to Financial Statements
February 28, 2018
Note 1. Organization
Columbia Small Cap Index Fund (the Fund), a series of Columbia Funds Series Trust (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware statutory trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense and sales charge structure. The Fund offers each of the share classes identified below.
Class A shares are not subject to any front-end sales charge or contingent deferred sales charge.
Class B shares of the Fund are no longer offered for sale. When available, Class B shares were subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Effective July 17, 2017, Class B shares were automatically converted to Class A shares without a CDSC. On August 4, 2017, the capital owned by Columbia Management Investment Advisers, LLC in Class B shares was redeemed without a CDSC.
Class I shares of the Fund are no longer offered for sale. When available, Class I shares were not subject to sales charges, and were made available only to the Columbia Family of Funds. On March 27, 2017, Class I shares were redeemed or exchanged for Class Y shares (currently known as Institutional 3 Class shares) of the Fund in a tax free transaction that had no impact on the fees and expenses paid by shareholders.
Institutional Class shares are not subject to sales charges and are generally available only to eligible investors, which are subject to different investment minimums as described in the Fund’s prospectus. Prior to November 1, 2017, Institutional Class shares were known as Class Z shares.
Institutional 2 Class shares are not subject to sales charges and are generally available only to investors purchasing through authorized investment professionals and omnibus retirement plans as described in the Fund’s prospectus. Prior to November 1, 2017, Institutional 2 Class shares were known as Class R5 shares.
Institutional 3 Class shares are not subject to sales charges and are available to institutional and certain other investors as described in the Fund’s prospectus. Institutional 3 Class shares commenced operations on March 1, 2017. Prior to November 1, 2017, Institutional 3 Class shares were known as Class Y shares.
The Fund no longer accepts investments by existing investors in Class K shares. When available, Class K shares were not subject to sales charges and were made available only to existing investors in Class K shares. On March 9, 2018, Class K shares were redeemed or exchanged for Institutional 2 Class shares of the Fund in a tax free transaction that had no impact on fees and expenses paid by the shareholders.
Class T shares are subject to a maximum front-end sales charge of 2.50% per transaction and must be purchased through financial intermediaries that, by written agreement with Columbia Management Investment Distributors, Inc., are specifically authorized to sell Class T shares. Prior to March 27, 2017, Class T shares were known as Class W shares, were not subject to sales charges, and were generally available only to investors purchasing through authorized investment programs managed by investment professionals, including discretionary managed accounts.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which
30	Columbia Small Cap Index Fund | Annual Report 2018

Notes to Financial Statements  (continued)
February 28, 2018
requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
All equity securities and exchange-traded funds are valued at the close of business of the New York Stock Exchange. Equity securities and exchange-traded funds are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.
Foreign equity securities are valued based on the closing price on the foreign exchange in which such securities are primarily traded. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board of Trustees, including, if available, utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. The fair value of a security is likely to be different from the quoted or published price, if available.
Investments in open-end investment companies, including money market funds, are valued at their latest net asset value.
Futures and options on futures contracts are valued based upon the settlement price at the close of regular trading on their principal exchanges or, in the absence of transactions, at the mean of the latest quoted bid and ask prices.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Derivative instruments
The Fund invests in certain derivative instruments, as detailed below, to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligations under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell or
Columbia Small Cap Index Fund | Annual Report 2018	31

Notes to Financial Statements  (continued)
February 28, 2018
terminate, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.
A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform its obligations under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty, plus any replacement costs or related amounts. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the clearinghouse or central counterparty (CCP) provides some protection in the case of clearing member default. The clearinghouse or CCP stands between the buyer and the seller of the contract; therefore, additional counterparty credit risk is failure of the clearinghouse or CCP. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer account. While brokers are required to segregate customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s customers (including the Fund), potentially resulting in losses to the Fund.
In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives contract counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset or netting in bankruptcy, insolvency or other events.
Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the clearinghouse or CCP for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract specific for over-the-counter derivatives. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
Certain ISDA Master Agreements allow counterparties of over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund’s net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty. The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement. In addition to considering counterparty credit risk, the Fund would consider terminating the derivatives contracts based on whether termination would result in a net liability owed from the counterparty.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.
32	Columbia Small Cap Index Fund | Annual Report 2018

Notes to Financial Statements  (continued)
February 28, 2018
Futures contracts
Futures contracts are exchange-traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to maintain appropriate equity market exposure while keeping sufficient cash to accommodate daily redemptions. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.
Upon entering into a futures contract, the Fund deposits cash or securities with the broker, known as a futures commission merchant (FCM), in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.
Effects of derivative transactions in the financial statements
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.
The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at February 28, 2018:
Asset derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Equity risk	Net assets — unrealized appreciation on futures contracts	135,142*

Liability derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Equity risk	Net assets — unrealized depreciation on futures contracts	227,201*

*	Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day’s variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.
Columbia Small Cap Index Fund | Annual Report 2018	33

Notes to Financial Statements  (continued)
February 28, 2018
The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended February 28, 2018:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Futures contracts ($)
Equity risk	5,813,992

Change in unrealized appreciation (depreciation) on derivatives recognized in income
Risk exposure category	Futures contracts ($)
Equity risk	(1,022,429)
The following table is a summary of the average outstanding volume by derivative instrument for the year ended February 28, 2018:
Derivative instrument	Average notional amounts ($)*
Futures contracts — long	48,759,758

*	Based on the ending quarterly outstanding amounts for the year ended February 28, 2018.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information on the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by the Fund’s management. Management’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
34	Columbia Small Cap Index Fund | Annual Report 2018

Notes to Financial Statements  (continued)
February 28, 2018
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company net taxable income and net capital gains, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its ordinary income, capital gains net income and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.
Distributions to shareholders
Distributions from net investment income, if any, are declared and paid semi-annually. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Recent accounting pronouncement
Accounting Standards Update 2017-08 Premium Amortization on Purchased Callable Debt Securities
In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2017-08 Premium Amortization on Purchased Callable Debt Securities. ASU No. 2017-08 updates the accounting standards to shorten the amortization period for certain purchased callable debt securities, held at a premium, to be amortized to the earliest call date. The update applies to securities with explicit, noncontingent call features that are callable at fixed prices and on preset dates. The standard is effective for annual periods beginning after December 15, 2018 and interim periods within those fiscal years. At this time, management is evaluating the implication of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to 0.20% of the Fund’s daily net assets.
The Investment Manager, from the management services fee it receives from the Fund, pays all operating expenses of the Fund, with the exception of brokerage fees and commissions, taxes, interest, fees and expenses of Board of Trustees who are not officers, directors or employees of the Investment Manager or its affiliates, distribution and/or shareholder servicing and plan administration fees and any extraordinary non-recurring expenses that may arise, including litigation fees.
Columbia Small Cap Index Fund | Annual Report 2018	35

Notes to Financial Statements  (continued)
February 28, 2018
Other expenses
Other expenses are for, among other things, miscellaneous expenses of the Fund or the Board of Trustees, including payments to Board Services Corp., a company that dissolved on August 25, 2017, which had provided limited administrative services to the Fund and the Board of Trustees. That company’s expenses included boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan. All amounts payable under the Plan constitute a general unsecured obligation of the Fund.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. A portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated funds governed by the Board of Trustees, based on relative net assets. The expenses of the Chief Compliance Officer allocated to the Fund are payable by the Investment Manager.
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with DST Asset Manager Solutions, Inc. (DST) to serve as sub-transfer agent.
The transfer agency fees are payable by the Investment Manager. The Transfer Agent pays the fees of DST for services as sub-transfer agent and DST is not entitled to reimbursement for such fees from the Fund. The Transfer Agent also receives compensation from the Investment Manager for various shareholder services and reimbursements for certain out-of-pocket expenses.
An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended February 28, 2018, these minimum account balance fees reduced total expenses of the Fund by $1,997.
Plan administration fees
Under a Plan Administration Services Agreement with the Transfer Agent, the Fund pays an annual fee at a rate of 0.25% of the Fund’s average daily net assets attributable to Class K shares for the provision of various administrative, recordkeeping, communication and educational services.
Distribution and service fees
The Fund has entered into an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. The Board of Trustees has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) applicable to certain share classes, which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.
36	Columbia Small Cap Index Fund | Annual Report 2018

Notes to Financial Statements  (continued)
February 28, 2018
Under the Plans, the Fund pays a monthly combined distribution and service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A shares of the Fund. Also under the Plans, the Fund pays a monthly service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class B and Class T shares of the Fund and a monthly distribution fee to the Distributor at the maximum annual rates of 0.75% and 0.25% of the average daily net assets attributable to Class B and Class T shares of the Fund, respectively. As a result of all Class B shares of the Fund being redeemed or converted to Class A shares, August 4, 2017 was the last day the Fund paid a distribution and service fee for Class B shares.
Although the Fund may pay a distribution fee up to 0.25% of the Fund’s average daily net assets attributable to Class T shares and a service fee of up to 0.25% of the Fund’s average daily net assets attributable to Class T shares, the aggregate fee shall not exceed 0.25% of the Fund’s average daily net assets attributable to Class T shares.
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the class’ average daily net assets:
Fee rate(s) contractual through June 30, 2018
Class A	0.45%
Institutional Class	0.20
Institutional 2 Class	0.20
Institutional 3 Class	0.20
Class K	0.45
Class T	0.45
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At February 28, 2018, these differences were primarily due to differing treatment for deferral/reversal of wash sale losses, re-characterization of distributions for investments, derivative investments and trustees’ deferred compensation. To the extent these differences were permanent, reclassifications were made among the components of the Fund’s net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications.
In the Statement of Assets and Liabilities the following reclassifications were made:
Columbia Small Cap Index Fund | Annual Report 2018	37

Notes to Financial Statements  (continued)
February 28, 2018
Undistributed net investment income ($)	Accumulated net realized gain ($)	Paid in capital ($)
(426,613)	426,613	—
Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by these reclassifications.
The tax character of distributions paid during the years indicated was as follows:
February 28, 2018			February 28, 2017
Ordinary income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Long-term capital gains ($)	Total ($)
68,005,059	222,632,801	290,637,860	41,237,243	210,929,671	252,166,914
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
At February 28, 2018, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized appreciation ($)
4,881,358	65,663,547	—	1,215,623,157
At February 28, 2018, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized appreciation ($)
2,731,607,613	1,459,813,585	(244,190,428)	1,215,623,157
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $608,261,681 and $742,396,815, respectively, for the year ended February 28, 2018. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
38	Columbia Small Cap Index Fund | Annual Report 2018

Notes to Financial Statements  (continued)
February 28, 2018
Note 7. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations.
The Fund had no borrowings during the year ended February 28, 2018.
Note 8. Significant risks
Shareholder concentration risk
At February 28, 2018, unaffiliated shareholders of record owned 18.6% of the outstanding shares of the Fund in one or more accounts. The Fund has no knowledge about whether any portion of those shares was owned beneficially. Affiliated shareholders of record owned 12.5% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 9. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 10. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.
Columbia Small Cap Index Fund | Annual Report 2018	39

Report of Independent Registered Public Accounting Firm
To the Trustees of Columbia Funds Series Trust and Shareholders of Columbia Small Cap Index Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Small Cap Index Fund (one of the funds constituting Columbia Funds Series Trust, referred to hereafter as the "Fund") as of February 28, 2018, the related statement of operations for the year ended February 28, 2018, the statement of changes in net assets for each of the two years in the period ended February 28, 2018, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of February 28, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended February 28, 2018 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of February 28, 2018 by correspondence with the custodian, transfer agent and brokers. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
April 20, 2018
We have served as auditors of one or more investment companies within the Columbia Funds Complex since 1977.
40	Columbia Small Cap Index Fund | Annual Report 2018

Federal Income Tax Information
(Unaudited)
The Fund hereby designates the following tax attributes for the fiscal year ended February 28, 2018. Shareholders will be notified in early 2019 of the amounts for use in preparing 2018 income tax returns.
Qualified dividend income	Dividends received deduction	Capital gain dividend
69.46%	69.37%	$266,858,645
Qualified dividend income. For taxable, non-corporate shareholders, the percentage of ordinary income distributed during the fiscal year that represents qualified dividend income subject to reduced tax rates.
Dividends received deduction. The percentage of ordinary income distributed during the fiscal year that qualifies for the corporate dividends received deduction.
Capital gain dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period.
Columbia Small Cap Index Fund | Annual Report 2018	41

TRUSTEES AND OFFICERS
Shareholders elect the Board that oversees the Fund’s operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, Trustees not affiliated with the Investment Manager generally may serve through the end of the calendar year in which they reach either the mandatory retirement age established by the Board or the fifteenth anniversary of the first Columbia Funds Board meeting they attended as a member of the Board.
Independent trustees
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
George S. Batejan c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1953	Trustee since 1/17	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	125	Advisory Board Member, University of Colorado Business School since November 2015; former Chairman of the Board, NICSA (National Investment Company Services Association) (Executive Committee, Nominating Committee and Governance Committee), 2014-2016; former Director, Intech Investment Management, 2011- 2016; former Board Member, Metro Denver Chamber of Commerce, 2015-2016
Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; specializing in arbitration and mediation; Interim President and Chief Executive Officer, Blue Cross and Blue Shield of Minnesota (health care insurance) since February 2018; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees; Interim Chair, Minnesota Sports Facilities Authority, March 2017-July 2017	125	Trustee, BlueCross BlueShield of Minnesota since 2009 (Chair of the Business Development Committee, 2014-2017; Chair of the Governance Committee since 2017); Chair of the Robina Foundation since August 2013; former Member of the Board, Minnesota Sports Facilities Authority, January 2017-July 2017
Edward J. Boudreau, Jr. c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1944	Chair of the Board since 1/18; Trustee since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000; FINRA Industry Arbitrator, 2002-present; Chairman and Chief Executive Officer, John Hancock Investments (asset management), Chairman and Interested Trustee for open-end and closed-end funds offered by John Hancock, 1989-2000; John Hancock Mutual Life Insurance Company, including Senior Vice President and Treasurer and Senior Vice President Information Technology, 1968-1988	125	Former Trustee, Boston Museum of Science (Chair of Finance Committee) 1985-2013; former Trustee, BofA Funds Series Trust (11 funds), 2005-2011
42	Columbia Small Cap Index Fund | Annual Report 2018

TRUSTEES AND OFFICERS  (continued)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, Morgan Stanley, 1982-1991	125	Trustee, New York Presbyterian Hospital Board (Executive Committee and Chair of Human Resources Committee) since 1996; Director, Darien Rowayton Bank (Audit Committee) since 2017
William P. Carmichael c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1943	Trustee since 6/11 for RiverSource Funds and since 2003 for Nations Funds	Retired; Co-founder, The Succession Fund (provides exit strategies to owners of privately held companies), 1998-2007; Adjunct Professor of Finance, Kelley School of Business, Indiana University, 1993-2007; Senior Vice President, Sara Lee Corporation, 1991-1993; Senior Vice President and Chief Financial Officer, Beatrice Foods Company, 1984-1990; Vice President, Esmark, Inc., 1973-1984; Associate, Price Waterhouse, 1968-1972	125	Director, The Finish Line (athletic shoes and apparel) since July 2003; former Director, Cobra Electronics Corporation (electronic equipment manufacturer), 1994-August 2014; former Director, Spectrum Brands, Inc. (consumer products), 2002-2009; former Director, Simmons Company (bedding), 2004-2010; former Trustee, BofA Funds Series Trust (11 funds) 2003-2011; former Director, McMoRan Exploration Company (oil and gas exploration and development) 2010 - 2013; former Director, International Textile Corp., 2012-2016; former Director, hhgregg, 2015-2017
Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1950	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	125	Trustee, MA Taxpayers Foundation since 1997; Board of Directors, The MA Business Roundtable since 2003; Board of Governors, Innovation Institute, MA Technology Collaborative since 2010
Brian J. Gallagher c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 12/17	Retired; Partner with Deloitte & Touche LLP and its predecessors, 1977-2016	123	Trustee, Catholic Schools Foundation since 2004
Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1952	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Managing Director, Morgan Stanley, 1982-1989; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	125	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)
Columbia Small Cap Index Fund | Annual Report 2018	43

TRUSTEES AND OFFICERS  (continued)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
Minor M. Shaw c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1947	Trustee since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business), 1998-2011	125	Director, BlueCross BlueShield of South Carolina since April 2008; Director, National Association of Corporate Directors, Carolinas Chapter, since 2013; Board Chair, Hollingsworth Funds since 2016; Advisory Board member, Duke Energy Corp. since October 2016; Chair of the Duke Endowment; Chair of Greenville – Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011; former Director, Piedmont Natural Gas, 2004-2016
Sandra Yeager c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1964	Trustee since 12/17	Retired; President and founder, Hanoverian Capital, LLC (SEC registered investment advisor firm), 2008-2016	123	Director, NAPE Education Foundation since October 2016
Interested trustee not affiliated with Investment Manager*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships/ held by Trustee during the past five years
Anthony M. Santomero c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1946	Trustee since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President, Federal Reserve Bank of Philadelphia, 2000-2006, Professor of Finance, The Wharton School, University of Pennsylvania, 1972-2002	123	Trustee, Penn Mutual Life Insurance Company since March 2008; Director, Renaissance Reinsurance Ltd. since May 2008; Director, Citigroup Inc. since 2009; Director, Citibank, N.A. since 2009; former Trustee, BofA Funds Series Trust (11 funds), 2008-2011
*	Dr. Santomero is not an affiliated person of the Investment Manager or Ameriprise Financial. However, he is currently deemed by the Funds to be an “interested person” (as defined in the 1940 Act) of the Funds because he serves as a Director of Citigroup Inc. and Citibank, N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the Funds or accounts advised/managed by the Investment Manager.
44	Columbia Small Cap Index Fund | Annual Report 2018

TRUSTEES AND OFFICERS  (continued)
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Trusts and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
William F. Truscott c/o Columbia Management Investment Advisers, LLC 225 Franklin St. Boston, MA 02110 1960	Trustee since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002 for RiverSource Funds and since 5/10 for Nations Funds	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010 - September 2012); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006 - August 2012.	196	Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; former Director, Ameriprise Certificate Company, 2006-January 2013
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
Nations Funds refer to the Funds within the Columbia Funds Complex that historically bore the Nations brand and include series of Columbia Funds Series Trust. RiverSource Funds refer to the Funds within the Columbia Funds Complex that historically bore the RiverSource brand and include series of Columbia Funds Series Trust II.
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611, visiting investor.columbiathreadneedleus.com or contacting your financial intermediary.
Columbia Small Cap Index Fund | Annual Report 2018	45

TRUSTEES AND OFFICERS  (continued)
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Truscott, who is Senior Vice President, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds complex or a predecessor thereof	Principal occupation(s) during past five years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously, Vice President and Chief Counsel, January 2010 - December 2014; officer of Columbia Funds and affiliated funds since 2007.
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011), Chief Financial Officer (2009) and Chief Accounting Officer (2015)	Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; senior officer of Columbia Funds and affiliated funds since 2002.
Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Senior Vice President (2011) and Assistant Secretary (2008)	Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since January 2017 (previously Vice President and Lead Chief Counsel, November 2008 - January 2017 and January 2013 - January 2017, respectively; and Chief Counsel, January 2010 - January 2013); Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since May 2010.
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010.
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013 (previously Director and Global Chief Investment Officer, 2010 - 2013).
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Senior Vice President (2017), Chief Legal Officer (2017) and Secretary (2015)	Vice President and Group Counsel, Ameriprise Financial, Inc. since August 2011; officer of Columbia Funds and affiliated funds since 2005.
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)	Managing Director and Global Head of Operations, Columbia Management Investment Advisers, LLC since April 2016 (previously Managing Director and Chief Operating Officer, 2010 - 2016).
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
46	Columbia Small Cap Index Fund | Annual Report 2018

Additional information
The Fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting investor.columbiathreadneedleus.com; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting investor.columbiathreadneedleus.com, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit investor.columbiathreadneedleus.com or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
Fund investment manager
Columbia Management Investment Advisers, LLC
225 Franklin Street
Boston, MA 02110
Fund distributor
Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, MA 02110
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 8081
Boston, MA 02266-8081
Columbia Small Cap Index Fund | Annual Report 2018	47

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Columbia Small Cap Index Fund
P.O. Box 8081
Boston, MA 02266-8081

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
investor.columbiathreadneedleus.com. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved. Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110-2804
© 2018 Columbia Management Investment Advisers, LLC.
investor.columbiathreadneedleus.com
ANN228_02_H01_(04/18)

Annual Report
February 28, 2018
Columbia Small Cap Value Fund II
Not FDIC Insured • No bank guarantee • May lose value

President’s Message
Dear Shareholders,
The year 2017 was an extraordinary year in the financial markets. The S&P 500 Index didn’t experience a single down month and returned over 20% during the 12-month period. The index continued this trend into January 2018, which marked the fastest start for the index ever. Low volatility, which had been a feature of the U.S. equity market for the last several years, along with the surge in the S&P 500 Index, seemingly drove investor sentiment to very high levels. This arguably set the stage for an overdue correction, which we witnessed in February 2018.
A return to volatility
There have been few periods of market upheaval such as were experienced in the first part of 2018. While investors were taken by surprise by the sudden and pronounced market swings, the return to some level of volatility actually marked a resumption of relatively normal market conditions. Having said that, it’s important to distinguish between a good technical correction where excess enthusiasm in the marketplace is being let out, versus a real change in the underlying fundamentals – things like an underperforming economy or weaker corporate earnings. Our view is that the recent market volatility falls into the former category, and the fundamentals remain strong. We’re continuing to see improvements in global economic activity, and we’re seeing corporate earnings expectations continue to rise – and not just because of tax reform.
Consistency is more important than ever
It’s important to keep in mind that when it comes to long-term investing, it’s the destination, not the journey that matters most. If you have a financial goal that you’ve worked out with your financial advisor, and you have a good asset allocation plan to reach it, it’s a question of sticking with your plan rather than become focused on near-term volatility. Bouts of volatility are normal. After all, it’s hard to cross the ocean without hitting an occasional rough patch. You need to focus on the destination.
One final thought. In weathering volatility, it’s the consistency of the return that is essential. Investors who chase higher returns are usually the first to sell when an investment goes through a bad patch, and they therefore don’t tend to benefit from the recovery. More disciplined investors who perhaps panic less or not at all during periods of volatility, tend to have improved long-term results and are more likely to reach their financial goals. Nothing is more important to us than making sure those who have entrusted us to protect and grow their assets are able to do what matters most to them.
Your success is our priority. Talk to your financial advisor about how working with Columbia Threadneedle Investments may help you position your portfolio for consistent, sustainable outcomes, no matter the market conditions.
Sincerely,
Christopher O. Petersen
President, Columbia Funds
The S&P 500 Index, an unmanaged index, measures the performance of 500 widely held, large-capitalization U.S. stocks and is frequently used as a general measure of market performance. Past performance is no guarantee of future results.
Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
© 2018 Columbia Management Investment Advisers, LLC. All rights reserved.
Columbia Small Cap Value Fund II   |  Annual Report 2018

Columbia Small Cap Value Fund II  |  Annual Report 2018

Fund at a Glance
Investment objective
Columbia Small Cap Value Fund II (the Fund) seeks long-term capital appreciation.
Portfolio management
Christian Stadlinger, Ph.D., CFA
Co-Portfolio Manager
Managed Fund since 2002
Jarl Ginsberg, CFA, CAIA
Co-Portfolio Manager
Managed Fund since 2003
Morningstar style boxTM
The Morningstar Style Box is based on a fund’s portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.
© 2018 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.
Average annual total returns (%) (for the period ended February 28, 2018)
		Inception	1 Year	5 Years	10 Years
Class A	Excluding sales charges	05/01/02	4.45	11.29	9.00
	Including sales charges		-1.56	9.98	8.36
Advisor Class*		11/08/12	4.73	11.55	9.14
Class C	Excluding sales charges	05/01/02	3.72	10.47	8.19
	Including sales charges		2.79	10.47	8.19
Institutional Class		05/01/02	4.71	11.57	9.27
Institutional 2 Class*		11/08/12	4.90	11.73	9.23
Institutional 3 Class*		11/08/12	4.98	11.80	9.26
Class R		01/23/06	4.19	11.01	8.73
Russell 2000 Value Index			2.96	10.59	8.64
Returns for Class A shares are shown with and without the maximum initial sales charge of 5.75%. Returns for Class C shares are shown with and without the 1.00% contingent deferred sales charge for the first year only. The Fund’s other share classes are not subject to sales charges and have limited eligibility. Effective November 1, 2017, Class R4, Class R5, Class Y and Class Z shares were renamed Advisor Class, Institutional 2 Class, Institutional 3 Class and Institutional Class shares, respectively. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each share class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting investor.columbiathreadneedleus.com or calling 800.345.6611.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. Since the Fund launched more than one share class at its inception, Class A shares were used. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit investor.columbiathreadneedleus.com/investment-products/mutual-funds/appended-performance for more information.
The Russell 2000 Value Index, an unmanaged index, tracks the performance of those Russell 2000 Index companies with lower price-to-book ratios and lower forecasted growth values.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
2	Columbia Small Cap Value Fund II | Annual Report 2018

Fund at a Glance   (continued)
Performance of a hypothetical $10,000 investment (February 29, 2008 — February 28, 2018)
The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Small Cap Value Fund II during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.
Top 10 holdings (%) (at February 28, 2018)
Sterling Bancorp	1.6
Hancock Holding Co.	1.5
MGIC Investment Corp.	1.5
Ameris Bancorp	1.5
Union Bankshares Corp.	1.5
Skywest, Inc.	1.4
Independent Bank Corp.	1.4
Renasant Corp.	1.4
Arch Coal, Inc.	1.3
Community Bank System, Inc.	1.3
Percentages indicated are based upon total investments (excluding Money Market Funds).
For further detail about these holdings, please refer to the section entitled “Portfolio of Investments.”
Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.
Portfolio breakdown (%) (at February 28, 2018)
Common Stocks	97.4
Money Market Funds	2.6
Total	100.0
Percentages indicated are based upon total investments. The Fund’s portfolio composition is subject to change.
Equity sector breakdown (%) (at February 28, 2018)
Consumer Discretionary	10.8
Consumer Staples	0.7
Energy	6.3
Financials	34.5
Health Care	7.3
Industrials	14.0
Information Technology	7.6
Materials	8.1
Real Estate	5.8
Telecommunication Services	0.6
Utilities	4.3
Total	100.0
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.

Columbia Small Cap Value Fund II | Annual Report 2018	3

Manager Discussion of Fund Performance
For the 12-month period that ended February 28, 2018, the Fund’s Class A shares returned 4.45% excluding sales charges. The Fund outperformed the Russell 2000 Value Index, which returned 2.96% for the same time period. Stock selection and sector allocation both figured into the Fund’s performance advantage over its benchmark. Stock selection generated positive results in seven of 11 sectors included in the benchmark. An underweight in the real estate sector also aided relative returns.
Confident investors drove equity markets higher
Despite tumult in U.S. and global politics and rising tensions with North Korea and Iran, investors focused on prospects for stronger economic growth and lower taxes, driving U.S. financial markets higher over the 12-month period ended February 28, 2018. U.S. economic growth picked up, as gross domestic product (GDP) expanded at an annualized rate of more than 3.0% for two consecutive quarters for the first time since 2014; 3% is the long-term historical average growth rate of GDP. Even though jobs were lost as a result of hurricane disruptions during the third quarter of 2017, unemployment fell to 4.1%, as the U.S. labor market added an average of more than 190,000 new jobs per month during the period. Wage growth failed to keep pace with job growth, but there is hope that lower tax rates will move companies to raise wages more robustly. Global growth and a weaker U.S. dollar boosted exports. Robust manufacturing activity, higher consumer spending and expectations that less stringent regulation in certain industries would further boost growth also supported investor confidence.
The Federal Reserve raised the target range on its key short-term interest rate, the federal funds rate, three times in 2017, citing solid job and economic growth and progress toward its 2.0% inflation target. The federal funds rate target started the year at 0.75% to 1.0% and ended the year at 1.25% to 1.50%. Interest rates rose across the maturity spectrum. The 10-year Treasury benchmark closed the period at 2.87%.
This favorable backdrop proved supportive for stocks with the highest sensitivity to economic growth, particularly in information technology. Large cap stocks outperformed small caps and growth stocks outperformed value stocks. However, all segments of the stock market pulled back in February on fears that interest rates and inflation may rise faster than expected. The selloff was more pronounced for small caps. For the 12-month period, the S&P 500 Index, a broad-based measure of U.S. equity returns, gained 17.10% while the Russell 2000 Value Index returned 2.96%.
Contributors and detractors
Strong stock selection in the information technology, materials and industrials sectors aided the Fund’s results. These sectors are generally more sensitive to economic growth and benefited from the uptick in growth throughout the period. Rogers Corporation and Children’s Place were top individual contributors to Fund gains. Shares of Rogers, a technology company whose products play a vital role in many advanced mobility and connectivity applications, climbed steadily during the period as the company reported strong earnings. We’ve trimmed Fund exposure to Rogers in light of these gains. Children’s Place, an apparel and footwear company, posted impressive Q3 2017 results, despite headwinds caused by three major hurricanes and record October heat. We continued to hold the name at the close of the reporting period.
Stock selection within the utilities and energy sectors were the biggest detractors from performance. Energy stocks as a whole were laggards in the benchmark, and utilities were pulled down as the prospect of rising rates dampened returns. Specifically, a position in Patterson-UTI Energy detracted from returns. The company, which provides contract oil drilling services, lost ground with the sector during the first half of 2017. Shares climbed back up during the second half of the year, but declined after Patterson issued softer Q1 2018 guidance and a higher than expected capital expenditure budget. We continued to hold the name at period end. Marine fuel logistics company Aegean Marine Petroleum Networks was another notable detractor. The company reported disappointing results early in 2017 and its president resigned. We exited the name during the period.
Strategic positioning
The Fund’s exposure to more cyclical areas of the market, notably the materials and industrials sectors, helped performance during the 12-month period and it remained overweight in materials and underweight in real estate at the end of the period. We remained focused on companies with strong underlying earnings prospects and attractively priced shares. We believed that our ability to identify undervalued companies with upward inflection points had the potential to help us avoid value “traps” and aid performance over the long term.
4	Columbia Small Cap Value Fund II | Annual Report 2018

Manager Discussion of Fund Performance  (continued)
Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Foreign investments subject the Fund to risks, including political, economic, market, social and others within a particular country, as well as to currency instabilities and less stringent financial and accounting standards generally applicable to U.S. issuers. Investments in small-cap companies involve risks and volatility greater than investments in larger, more established companies. Value securities may be unprofitable if the market fails to recognize their intrinsic worth or the portfolio manager misgauged that worth. The Fund may invest significantly in issuers within a particular sector, which may be negatively affected by market, economic or other conditions, making the Fund more vulnerable to unfavorable developments in the sector. See the Fund’s prospectus for more information on these and other risks.
The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
Columbia Small Cap Value Fund II | Annual Report 2018	5

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
September 1, 2017 — February 28, 2018
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,062.50	1,018.50	6.49	6.36	1.27
Advisor Class (formerly Class R4)	1,000.00	1,000.00	1,063.60	1,019.74	5.22	5.11	1.02
Class C	1,000.00	1,000.00	1,058.70	1,014.78	10.31	10.09	2.02
Institutional Class (formerly Class Z)	1,000.00	1,000.00	1,063.70	1,019.74	5.22	5.11	1.02
Institutional 2 Class (formerly Class R5)	1,000.00	1,000.00	1,064.70	1,020.38	4.56	4.46	0.89
Institutional 3 Class (formerly Class Y)	1,000.00	1,000.00	1,064.90	1,020.63	4.30	4.21	0.84
Class R	1,000.00	1,000.00	1,061.40	1,017.26	7.77	7.60	1.52
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.
6	Columbia Small Cap Value Fund II | Annual Report 2018

Portfolio of Investments
February 28, 2018
(Percentages represent value of investments compared to net assets)
Common Stocks 98.5%
Issuer	Shares	Value ($)
Consumer Discretionary 10.6%
Auto Components 1.7%
Cooper-Standard Holding, Inc.(a)	121,000	14,742,640
Tower International, Inc.	439,500	11,470,950
Total		26,213,590
Diversified Consumer Services 1.2%
Adtalem Global Education, Inc.(a)	386,000	17,775,300
Hotels, Restaurants & Leisure 0.8%
Red Robin Gourmet Burgers, Inc.(a)	220,000	11,803,000
Household Durables 1.0%
William Lyon Homes, Inc., Class A(a)	634,047	16,028,708
Media 0.9%
Nexstar Media Group, Inc., Class A	203,000	14,504,350
Specialty Retail 5.0%
Aaron’s, Inc.	310,000	14,325,100
American Eagle Outfitters, Inc.	885,000	17,053,950
Children’s Place, Inc. (The)	138,500	19,708,550
DSW, Inc., Class A	323,400	6,341,874
Genesco, Inc.(a)	365,000	14,344,500
Hibbett Sports, Inc.(a)	185,000	4,763,750
Total		76,537,724
Total Consumer Discretionary		162,862,672
Consumer Staples 0.7%
Food & Staples Retailing 0.7%
United Natural Foods, Inc.(a)	235,000	10,027,450
Total Consumer Staples		10,027,450
Energy 6.2%
Energy Equipment & Services 2.2%
C&J Energy Services, Inc.(a)	335,000	8,040,000
Diamond Offshore Drilling, Inc.(a)	465,000	6,742,500
FTS International, Inc.(a)	366,121	7,439,579
Patterson-UTI Energy, Inc.	620,000	11,203,400
Total		33,425,479
Common Stocks (continued)
Issuer	Shares	Value ($)
Oil, Gas & Consumable Fuels 4.0%
Arch Coal, Inc.	212,000	20,290,520
Callon Petroleum Co.(a)	1,365,000	14,428,050
Carrizo Oil & Gas, Inc.(a)	347,200	4,878,160
PBF Energy, Inc., Class A	205,800	6,031,998
SRC Energy, Inc.(a)	1,750,000	15,522,500
Total		61,151,228
Total Energy		94,576,707
Financials 34.0%
Banks 19.1%
Ameris Bancorp	420,000	22,323,000
Cathay General Bancorp	410,000	16,834,600
Community Bank System, Inc.	380,000	20,257,800
Hancock Holding Co.	447,000	23,109,900
Hope Bancorp, Inc.	580,000	10,474,800
Independent Bank Corp.	310,000	21,514,000
MB Financial, Inc.	326,000	13,369,260
Prosperity Bancshares, Inc.	215,000	16,125,000
Renasant Corp.	490,000	20,462,400
Sandy Spring Bancorp, Inc.	440,000	17,054,400
Sterling Bancorp	1,050,000	24,412,500
TCF Financial Corp.	575,000	12,822,500
UMB Financial Corp.	248,000	18,104,000
Union Bankshares Corp.	595,000	22,241,100
Western Alliance Bancorp(a)	258,800	15,129,448
Wintrust Financial Corp.	238,000	20,113,380
Total		294,348,088
Capital Markets 4.0%
Evercore, Inc., Class A	71,000	6,606,550
Houlihan Lokey, Inc.	380,000	17,639,600
Moelis & Co., ADR, Class A	310,881	15,777,211
Stifel Financial Corp.	228,000	14,562,360
Virtu Financial, Inc. Class A	251,072	7,456,838
Total		62,042,559
Consumer Finance 1.8%
Encore Capital Group, Inc.(a)	260,000	11,128,000
SLM Corp.(a)	1,470,000	16,037,700
Total		27,165,700

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Small Cap Value Fund II | Annual Report 2018	7

Portfolio of Investments  (continued)
February 28, 2018
Common Stocks (continued)
Issuer	Shares	Value ($)
Insurance 4.4%
American Equity Investment Life Holding Co.	500,000	15,305,000
AMERISAFE, Inc.	190,000	10,640,000
Argo Group International Holdings Ltd.	270,000	15,727,500
CNO Financial Group, Inc.	515,000	11,608,100
MBIA, Inc.(a)	1,715,000	13,702,850
Total		66,983,450
Mortgage Real Estate Investment Trusts (REITS) 0.8%
Blackstone Mortgage Trust, Inc.	250,000	7,762,500
Invesco Mortgage Capital, Inc.	300,000	4,611,000
Total		12,373,500
Thrifts & Mortgage Finance 3.9%
BofI Holding, Inc.(a)	495,000	18,409,050
MGIC Investment Corp.(a)	1,670,000	23,029,300
WSFS Financial Corp.	383,000	18,269,100
Total		59,707,450
Total Financials		522,620,747
Health Care 7.2%
Biotechnology 1.4%
Alder Biopharmaceuticals, Inc.(a)	313,900	4,363,210
bluebird bio, Inc.(a)	60,500	12,160,500
Immunomedics, Inc.(a)	297,400	5,029,034
Total		21,552,744
Health Care Equipment & Supplies 1.4%
LivaNova PLC(a)	88,000	7,897,120
Merit Medical Systems, Inc.(a)	280,000	12,740,000
Total		20,637,120
Health Care Providers & Services 2.3%
Almost Family, Inc.(a)	266,665	15,719,902
LHC Group, Inc.(a)	200,000	12,876,000
Molina Healthcare, Inc.(a)	96,000	6,940,800
Total		35,536,702
Pharmaceuticals 2.1%
Horizon Pharma PLC(a)	1,100,000	16,038,000
Impax Laboratories, Inc.(a)	820,000	16,728,000
Total		32,766,000
Total Health Care		110,492,566
Common Stocks (continued)
Issuer	Shares	Value ($)
Industrials 13.7%
Aerospace & Defense 0.7%
Curtiss-Wright Corp.	80,000	10,798,400
Airlines 1.9%
Hawaiian Holdings, Inc.	200,000	7,200,000
Skywest, Inc.	395,000	21,646,000
Total		28,846,000
Building Products 0.9%
Armstrong World Industries, Inc.(a)	235,000	14,170,500
Commercial Services & Supplies 1.6%
ABM Industries, Inc.	238,000	8,368,080
Deluxe Corp.	240,000	17,040,000
Total		25,408,080
Construction & Engineering 3.0%
EMCOR Group, Inc.	192,000	14,651,520
Granite Construction, Inc.	260,000	15,106,000
MasTec, Inc.(a)	325,000	16,558,750
Total		46,316,270
Machinery 3.5%
Barnes Group, Inc.	265,000	15,982,150
Kennametal, Inc.	385,000	15,862,000
Navistar International Corp.(a)	315,000	11,755,800
Oshkosh Corp.	126,000	9,945,180
Total		53,545,130
Road & Rail 1.5%
Covenant Transportation Group, Inc., Class A(a)	452,000	11,670,640
Hertz Global Holdings, Inc.(a)	635,000	11,550,650
Total		23,221,290
Trading Companies & Distributors 0.6%
Triton International Ltd.	317,600	9,057,952
Total Industrials		211,363,622
Information Technology 7.5%
Communications Equipment 0.8%
Extreme Networks, Inc.(a)	400,000	4,564,000
Oclaro, Inc.(a)	1,188,500	8,521,545
Total		13,085,545

The accompanying Notes to Financial Statements are an integral part of this statement.
8	Columbia Small Cap Value Fund II | Annual Report 2018

Portfolio of Investments  (continued)
February 28, 2018
Common Stocks (continued)
Issuer	Shares	Value ($)
Electronic Equipment, Instruments & Components 2.3%
II-VI, Inc.(a)	265,000	10,202,500
Rogers Corp.(a)	48,000	6,591,360
SYNNEX Corp.	81,000	10,015,650
TTM Technologies, Inc.(a)	546,800	8,836,288
Total		35,645,798
IT Services 0.9%
Science Applications International Corp.	185,000	13,392,150
Semiconductors & Semiconductor Equipment 2.4%
Cohu, Inc.	470,000	9,414,100
Entegris, Inc.	291,000	9,661,200
Ichor Holdings Ltd.(a)	255,000	6,589,200
Kulicke & Soffa Industries, Inc.(a)	450,000	10,485,000
Total		36,149,500
Software 0.7%
Ebix, Inc.	125,000	10,493,750
Technology Hardware, Storage & Peripherals 0.4%
Electronics for Imaging, Inc.(a)	225,700	6,181,923
Total Information Technology		114,948,666
Materials 8.0%
Chemicals 1.8%
Olin Corp.	365,000	11,862,500
Orion Engineered Carbons SA	588,644	16,217,142
Total		28,079,642
Construction Materials 0.7%
U.S. Concrete, Inc.(a)	155,000	11,276,250
Metals & Mining 3.9%
AK Steel Holding Corp.(a)	1,500,000	7,740,000
Allegheny Technologies, Inc.(a)	545,000	14,120,950
Carpenter Technology Corp.	345,000	17,574,300
Cleveland-Cliffs, Inc.(a)	1,045,000	7,346,350
Materion Corp.	262,000	13,204,800
Total		59,986,400
Common Stocks (continued)
Issuer	Shares	Value ($)
Paper & Forest Products 1.6%
KapStone Paper and Packaging Corp.	240,000	8,373,600
Neenah, Inc.	200,000	15,330,000
Total		23,703,600
Total Materials		123,045,892
Real Estate 5.7%
Equity Real Estate Investment Trusts (REITS) 5.7%
American Assets Trust, Inc.	197,618	6,268,443
Brandywine Realty Trust	510,000	7,986,600
Chesapeake Lodging Trust	440,000	11,378,400
First Industrial Realty Trust, Inc.	715,000	20,041,450
Hudson Pacific Properties, Inc.	310,000	9,786,700
Mack-Cali Realty Corp.	312,000	5,269,680
PS Business Parks, Inc.	120,000	13,303,200
Sunstone Hotel Investors, Inc.	995,000	14,357,850
Total		88,392,323
Total Real Estate		88,392,323
Telecommunication Services 0.6%
Diversified Telecommunication Services 0.6%
Vonage Holdings Corp.(a)	940,000	9,541,000
Total Telecommunication Services		9,541,000
Utilities 4.3%
Electric Utilities 0.8%
PNM Resources, Inc.	346,100	12,182,720
Gas Utilities 3.5%
New Jersey Resources Corp.	500,000	19,050,000
ONE Gas, Inc.	205,000	13,035,950
South Jersey Industries, Inc.	440,000	11,532,400
Southwest Gas Holdings, Inc.	152,000	10,013,760
Total		53,632,110
Total Utilities		65,814,830
Total Common Stocks (Cost $1,048,446,155)		1,513,686,475

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Small Cap Value Fund II | Annual Report 2018	9

Portfolio of Investments  (continued)
February 28, 2018
Money Market Funds 2.6%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 1.544%(b),(c)	40,177,690	40,173,672
Total Money Market Funds (Cost $40,173,672)		40,173,672
Total Investments (Cost: $1,088,619,827)		1,553,860,147
Other Assets & Liabilities, Net		(16,462,819)
Net Assets		1,537,397,328
Notes to Portfolio of Investments
(a)	Non-income producing investment.
(b)	The rate shown is the seven-day current annualized yield at February 28, 2018.
(c)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended February 28, 2018 are as follows:

Issuer	Beginning shares	Shares purchased	Shares sold	Ending shares	Realized gain (loss) — affiliated issuers ($)	Net change in unrealized appreciation (depreciation) — affiliated issuers ($)	Dividends — affiliated issuers ($)	Value — affiliated issuers at end of period ($)
Columbia Short-Term Cash Fund, 1.544%
	46,400,149	458,021,201	(464,243,660)	40,177,690	(4,614)	—	512,675	40,173,672
Neff Corp. Class A †
	610,000	95,000	(705,000)	—	3,784,475	(366,000)	—	—
Total					3,779,861	(366,000)	512,675	40,173,672

†	Issuer was not an affiliate at the end of period.
Abbreviation Legend
ADR	American Depositary Receipt
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
¦	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
¦	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
¦	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Certain investments that have been measured at fair value using the net asset value (NAV) per share (or its equivalent) are not categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to reconcile the fair value hierarchy to the amounts presented in the Portfolio of Investments. The Columbia Short-Term Cash Fund seeks to provide shareholders with maximum current income consistent with liquidity and stability of principal. Columbia Short-Term Cash Fund prices its shares with a floating NAV and no longer seeks to maintain a stable NAV.
The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Small Cap Value Fund II | Annual Report 2018

Portfolio of Investments  (continued)
February 28, 2018
Fair value measurements  (continued)
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.
The following table is a summary of the inputs used to value the Fund’s investments at February 28, 2018:
	Level 1 quoted prices in active markets for identical assets ($)	Level 2 other significant observable inputs ($)	Level 3 significant unobservable inputs ($)	Investments measured at net asset value ($)	Total ($)
Investments
Common Stocks
Consumer Discretionary	162,862,672	—	—	—	162,862,672
Consumer Staples	10,027,450	—	—	—	10,027,450
Energy	94,576,707	—	—	—	94,576,707
Financials	522,620,747	—	—	—	522,620,747
Health Care	110,492,566	—	—	—	110,492,566
Industrials	211,363,622	—	—	—	211,363,622
Information Technology	114,948,666	—	—	—	114,948,666
Materials	123,045,892	—	—	—	123,045,892
Real Estate	88,392,323	—	—	—	88,392,323
Telecommunication Services	9,541,000	—	—	—	9,541,000
Utilities	65,814,830	—	—	—	65,814,830
Total Common Stocks	1,513,686,475	—	—	—	1,513,686,475
Money Market Funds	—	—	—	40,173,672	40,173,672
Total Investments	1,513,686,475	—	—	40,173,672	1,553,860,147
See the Portfolio of Investments for all investment classifications not indicated in the table.
There were no transfers of financial assets between levels during the period.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Small Cap Value Fund II | Annual Report 2018	11

Statement of Assets and Liabilities
February 28, 2018
Assets
Investments in securities, at value
Unaffiliated issuers (cost $1,048,446,155)	$1,513,686,475
Affiliated issuers (cost $40,173,672)	40,173,672
Receivable for:
Investments sold	1,523,906
Capital shares sold	850,248
Dividends	1,680,686
Expense reimbursement due from Investment Manager	1,497
Prepaid expenses	3,114
Total assets	1,557,919,598
Liabilities
Payable for:
Investments purchased	10,418,951
Capital shares purchased	9,599,648
Management services fees	35,217
Distribution and/or service fees	1,486
Transfer agent fees	252,845
Compensation of board members	135,690
Compensation of chief compliance officer	9
Other expenses	78,424
Total liabilities	20,522,270
Net assets applicable to outstanding capital stock	$1,537,397,328
Represented by
Paid in capital	1,034,756,761
Excess of distributions over net investment income	(133,399)
Accumulated net realized gain	37,533,646
Unrealized appreciation (depreciation) on:
Investments - unaffiliated issuers	465,240,320
Total - representing net assets applicable to outstanding capital stock	$1,537,397,328
The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Small Cap Value Fund II | Annual Report 2018

Statement of Assets and Liabilities  (continued)
February 28, 2018
Class A
Net assets	$165,418,795
Shares outstanding	9,665,441
Net asset value per share	$17.11
Maximum offering price per share(a)	$18.15
Advisor Class(b)
Net assets	$71,415,059
Shares outstanding	4,022,693
Net asset value per share	$17.75
Class C
Net assets	$7,785,034
Shares outstanding	516,953
Net asset value per share	$15.06
Institutional Class(c)
Net assets	$727,417,813
Shares outstanding	41,869,148
Net asset value per share	$17.37
Institutional 2 Class(d)
Net assets	$78,479,071
Shares outstanding	4,413,455
Net asset value per share	$17.78
Institutional 3 Class(e)
Net assets	$478,579,847
Shares outstanding	26,826,536
Net asset value per share	$17.84
Class R
Net assets	$8,301,709
Shares outstanding	492,936
Net asset value per share	$16.84

(a)	The maximum offering price per share is calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge of 5.75% for Class A shares.
(b)	Prior to November 1, 2017, Advisor Class shares were known as Class R4 shares.
(c)	Prior to November 1, 2017, Institutional Class shares were known as Class Z shares.
(d)	Prior to November 1, 2017, Institutional 2 Class shares were known as Class R5 shares.
(e)	Prior to November 1, 2017, Institutional 3 Class shares were known as Class Y shares.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Small Cap Value Fund II | Annual Report 2018	13

Statement of Operations
Year Ended February 28, 2018
Net investment income
Income:
Dividends — unaffiliated issuers	$21,054,923
Dividends — affiliated issuers	512,675
Foreign taxes withheld	(65,742)
Total income	21,501,856
Expenses:
Management services fees	13,164,448
Distribution and/or service fees
Class A	446,850
Class B(a)	194
Class C	94,925
Class R	49,288
Transfer agent fees
Class A	419,025
Advisor Class(b)	169,476
Class B(a)	47
Class C	22,264
Institutional Class(c)	2,160,014
Institutional 2 Class(d)	47,725
Institutional 3 Class(e)	31,019
Class R	23,114
Compensation of board members	56,804
Custodian fees	13,725
Printing and postage fees	117,330
Registration fees	116,861
Audit fees	36,796
Legal fees	20,808
Compensation of chief compliance officer	312
Other	38,465
Total expenses	17,029,490
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(427,843)
Expense reduction	(20)
Total net expenses	16,601,627
Net investment income	4,900,229
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	109,433,983
Investments — affiliated issuers	3,779,861
Net realized gain	113,213,844
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	(42,993,872)
Investments — affiliated issuers	(366,000)
Net change in unrealized appreciation (depreciation)	(43,359,872)
Net realized and unrealized gain	69,853,972
Net increase in net assets resulting from operations	$74,754,201

(a)	Effective July 17, 2017, Class B shares were automatically converted to Class A shares.
(b)	Prior to November 1, 2017, Advisor Class shares were known as Class R4 shares.
(c)	Prior to November 1, 2017, Institutional Class shares were known as Class Z shares.
(d)	Prior to November 1, 2017, Institutional 2 Class shares were known as Class R5 shares.
(e)	Prior to November 1, 2017, Institutional 3 Class shares were known as Class Y shares.
The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia Small Cap Value Fund II | Annual Report 2018

Statement of Changes in Net Assets
	Year Ended February 28, 2018	Year Ended February 28, 2017
Operations
Net investment income	$4,900,229	$4,543,564
Net realized gain	113,213,844	162,076,493
Net change in unrealized appreciation (depreciation)	(43,359,872)	308,176,033
Net increase in net assets resulting from operations	74,754,201	474,796,090
Distributions to shareholders
Net investment income
Class A	(128,970)	(361,135)
Advisor Class(a)	(192,538)	(226,587)
Class B(b)	—	(9)
Class C	—	(2,171)
Class I(c)	—	(15)
Institutional Class(d)	(2,135,836)	(4,692,281)
Institutional 2 Class(e)	(323,201)	(202,395)
Institutional 3 Class(f)	(2,133,626)	(988,201)
Class R	—	(8,961)
Net realized gains
Class A	(16,379,100)	(10,021,845)
Advisor Class(a)	(6,410,439)	(2,985,993)
Class B(b)	(1,218)	(6,632)
Class C	(950,843)	(687,953)
Class I(c)	—	(124)
Institutional Class(d)	(83,490,570)	(57,345,335)
Institutional 2 Class(e)	(7,065,045)	(2,142,151)
Institutional 3 Class(f)	(30,156,471)	(8,858,432)
Class R	(915,250)	(518,007)
Total distributions to shareholders	(150,283,107)	(89,048,227)
Decrease in net assets from capital stock activity	(62,620,415)	(115,791,531)
Total increase (decrease) in net assets	(138,149,321)	269,956,332
Net assets at beginning of year	1,675,546,649	1,405,590,317
Net assets at end of year	$1,537,397,328	$1,675,546,649
Undistributed (excess of distributions over) net investment income	$(133,399)	$330,040

(a)	Prior to November 1, 2017, Advisor Class shares were known as Class R4 shares.
(b)	Effective July 17, 2017, Class B shares were automatically converted to Class A shares.
(c)	Effective March 27, 2017, Class I shares were redeemed or exchanged for Institutional 3 Class shares.
(d)	Prior to November 1, 2017, Institutional Class shares were known as Class Z shares.
(e)	Prior to November 1, 2017, Institutional 2 Class shares were known as Class R5 shares.
(f)	Prior to November 1, 2017, Institutional 3 Class shares were known as Class Y shares.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Small Cap Value Fund II | Annual Report 2018	15

Statement of Changes in Net Assets   (continued)
	Year Ended		Year Ended
	February 28, 2018		February 28, 2017
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A(a)
Subscriptions (b)	1,247,368	21,955,202	2,080,744	34,289,588
Distributions reinvested	908,851	15,547,929	579,710	9,846,626
Redemptions	(3,688,487)	(64,905,086)	(5,479,285)	(87,889,064)
Net decrease	(1,532,268)	(27,401,955)	(2,818,831)	(43,752,850)
Advisor Class(c)
Subscriptions	1,717,559	31,641,432	2,540,443	41,716,723
Distributions reinvested	333,038	5,904,864	168,945	2,973,697
Redemptions	(1,773,703)	(32,498,605)	(788,398)	(13,489,843)
Net increase	276,894	5,047,691	1,920,990	31,200,577
Class B(a)
Subscriptions	2	33	6,193	90,930
Distributions reinvested	70	1,047	418	6,468
Redemptions (b)	(8,222)	(126,904)	(8,215)	(115,125)
Net decrease	(8,150)	(125,824)	(1,604)	(17,727)
Class C
Subscriptions	8,892	135,966	16,553	247,150
Distributions reinvested	58,125	879,696	37,123	567,353
Redemptions	(289,354)	(4,497,433)	(202,454)	(2,993,686)
Net decrease	(222,337)	(3,481,771)	(148,778)	(2,179,183)
Class I(d)
Redemptions	(140)	(2,496)	—	—
Net decrease	(140)	(2,496)	—	—
Institutional Class(e)
Subscriptions	6,637,598	118,044,629	14,694,074	240,193,242
Distributions reinvested	4,014,418	69,549,765	2,949,229	50,628,918
Redemptions	(29,009,817)	(510,530,441)	(28,158,966)	(471,484,474)
Net decrease	(18,357,801)	(322,936,047)	(10,515,663)	(180,662,314)
Institutional 2 Class(f)
Subscriptions	1,234,664	22,803,797	3,310,842	57,915,194
Distributions reinvested	415,268	7,388,018	132,156	2,344,417
Redemptions	(1,440,500)	(26,313,509)	(567,401)	(9,818,925)
Net increase	209,432	3,878,306	2,875,597	50,440,686
Institutional 3 Class(d),(g)
Subscriptions	18,521,036	333,113,901	3,784,140	64,344,488
Distributions reinvested	1,660,149	29,823,708	539,285	9,520,524
Redemptions	(4,263,024)	(78,295,580)	(2,558,147)	(43,185,465)
Net increase	15,918,161	284,642,029	1,765,278	30,679,547
Class R
Subscriptions	74,665	1,290,351	146,469	2,429,875
Distributions reinvested	52,987	891,818	30,645	513,580
Redemptions	(256,259)	(4,422,517)	(282,065)	(4,443,722)
Net decrease	(128,607)	(2,240,348)	(104,951)	(1,500,267)
Total net decrease	(3,844,816)	(62,620,415)	(7,027,962)	(115,791,531)

The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia Small Cap Value Fund II | Annual Report 2018

Statement of Changes in Net Assets   (continued)
(a)	Effective July 17, 2017, Class B shares were automatically converted to Class A shares.
(b)	Includes conversions of Class B shares to Class A shares, if any.
(c)	Prior to November 1, 2017, Advisor Class shares were known as Class R4 shares.
(d)	Effective March 27, 2017, Class I shares were redeemed or exchanged for Institutional 3 Class shares.
(e)	Prior to November 1, 2017, Institutional Class shares were known as Class Z shares.
(f)	Prior to November 1, 2017, Institutional 2 Class shares were known as Class R5 shares.
(g)	Prior to November 1, 2017, Institutional 3 Class shares were known as Class Y shares.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Small Cap Value Fund II | Annual Report 2018	17

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
Year ended	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains
Class A
2/28/2018	$18.01	0.01	0.75	0.76	(0.01)	(1.65)
2/28/2017	$14.07	0.01	4.85	4.86	(0.03)	(0.89)
2/29/2016	$17.60	0.02	(1.65)	(1.63)	—	(1.90)
2/28/2015	$18.61	0.02	0.71	0.73	(0.04)	(1.70)
2/28/2014	$16.07	0.03	4.59	4.62	(0.05)	(2.03)
Advisor Class(d)
2/28/2018	$18.61	0.05	0.79	0.84	(0.05)	(1.65)
2/28/2017	$14.52	0.05	5.00	5.05	(0.07)	(0.89)
2/29/2016	$18.08	0.07	(1.70)	(1.63)	(0.03)	(1.90)
2/28/2015	$19.06	0.05	0.75	0.80	(0.08)	(1.70)
2/28/2014	$16.42	0.07	4.69	4.76	(0.09)	(2.03)
Class C
2/28/2018	$16.13	(0.11)	0.68	0.57	—	(1.64)
2/28/2017	$12.75	(0.10)	4.37	4.27	(0.00) (e)	(0.89)
2/29/2016	$16.25	(0.09)	(1.51)	(1.60)	—	(1.90)
2/28/2015	$17.40	(0.11)	0.66	0.55	—	(1.70)
2/28/2014	$15.20	(0.10)	4.33	4.23	—	(2.03)
Institutional Class(f)
2/28/2018	$18.25	0.05	0.77	0.82	(0.05)	(1.65)
2/28/2017	$14.25	0.05	4.91	4.96	(0.07)	(0.89)
2/29/2016	$17.78	0.07	(1.67)	(1.60)	(0.03)	(1.90)
2/28/2015	$18.77	0.06	0.72	0.78	(0.07)	(1.70)
2/28/2014	$16.19	0.07	4.64	4.71	(0.10)	(2.03)
Institutional 2 Class(g)
2/28/2018	$18.63	0.08	0.79	0.87	(0.07)	(1.65)
2/28/2017	$14.53	0.07	5.01	5.08	(0.09)	(0.89)
2/29/2016	$18.09	0.10	(1.71)	(1.61)	(0.05)	(1.90)
2/28/2015	$19.07	0.09	0.73	0.82	(0.10)	(1.70)
2/28/2014	$16.42	0.09	4.71	4.80	(0.12)	(2.03)
Institutional 3 Class(h)
2/28/2018	$18.68	0.09	0.80	0.89	(0.08)	(1.65)
2/28/2017	$14.56	0.08	5.03	5.11	(0.10)	(0.89)
2/29/2016	$18.12	0.11	(1.71)	(1.60)	(0.06)	(1.90)
2/28/2015	$19.10	0.10	0.72	0.82	(0.10)	(1.70)
2/28/2014	$16.44	0.10	4.72	4.82	(0.13)	(2.03)
The accompanying Notes to Financial Statements are an integral part of this statement.
18	Columbia Small Cap Value Fund II | Annual Report 2018

Total distributions to shareholders	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)

(1.66)	$17.11	4.45%	1.33%	1.29% (c)	0.04%	45%	$165,419
(0.92)	$18.01	34.98%	1.30%	1.30% (c)	0.06%	58%	$201,649
(1.90)	$14.07	(10.48%)	1.30%	1.30% (c)	0.15%	57%	$197,263
(1.74)	$17.60	4.10%	1.30%	1.30% (c)	0.11%	38%	$263,946
(2.08)	$18.61	29.93%	1.29%	1.29% (c)	0.17%	36%	$299,725

(1.70)	$17.75	4.73%	1.08%	1.04% (c)	0.30%	45%	$71,415
(0.96)	$18.61	35.21%	1.05%	1.05% (c)	0.28%	58%	$69,709
(1.93)	$14.52	(10.22%)	1.05%	1.05% (c)	0.41%	57%	$26,487
(1.78)	$18.08	4.39%	1.05%	1.05% (c)	0.28%	38%	$30,000
(2.12)	$19.06	30.18%	1.05%	1.05% (c)	0.38%	36%	$14,479

(1.64)	$15.06	3.72%	2.07%	2.04% (c)	(0.72%)	45%	$7,785
(0.89)	$16.13	33.93%	2.04%	2.04% (c)	(0.70%)	58%	$11,926
(1.90)	$12.75	(11.18%)	2.05%	2.05% (c)	(0.60%)	57%	$11,325
(1.70)	$16.25	3.34%	2.05%	2.05% (c)	(0.64%)	38%	$14,949
(2.03)	$17.40	29.02%	2.04%	2.04% (c)	(0.58%)	36%	$17,203

(1.70)	$17.37	4.71%	1.07%	1.04% (c)	0.28%	45%	$727,418
(0.96)	$18.25	35.26%	1.05%	1.05% (c)	0.31%	58%	$1,098,979
(1.93)	$14.25	(10.22%)	1.05%	1.05% (c)	0.40%	57%	$1,007,843
(1.77)	$17.78	4.39%	1.05%	1.05% (c)	0.36%	38%	$1,273,117
(2.13)	$18.77	30.26%	1.04%	1.04% (c)	0.42%	36%	$1,438,322

(1.72)	$17.78	4.90%	0.90%	0.89%	0.44%	45%	$78,479
(0.98)	$18.63	35.42%	0.90%	0.90%	0.39%	58%	$78,330
(1.95)	$14.53	(10.10%)	0.89%	0.89%	0.59%	57%	$19,298
(1.80)	$18.09	4.51%	0.89%	0.89%	0.49%	38%	$14,349
(2.15)	$19.07	30.43%	0.89%	0.89%	0.51%	36%	$15,640

(1.73)	$17.84	4.98%	0.86%	0.84%	0.52%	45%	$478,580
(0.99)	$18.68	35.55%	0.84%	0.84%	0.50%	58%	$203,778
(1.96)	$14.56	(10.05%)	0.84%	0.84%	0.62%	57%	$133,139
(1.80)	$18.12	4.53%	0.85%	0.85%	0.56%	38%	$112,949
(2.16)	$19.10	30.52%	0.84%	0.84%	0.53%	36%	$27,955
Columbia Small Cap Value Fund II | Annual Report 2018	19

Financial Highlights  (continued)
Year ended	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains
Class R
2/28/2018	$17.77	(0.04)	0.75	0.71	—	(1.64)
2/28/2017	$13.91	(0.03)	4.79	4.76	(0.01)	(0.89)
2/29/2016	$17.47	(0.02)	(1.64)	(1.66)	—	(1.90)
2/28/2015	$18.49	(0.02)	0.70	0.68	—	(1.70)
2/28/2014	$15.98	(0.01)	4.56	4.55	(0.01)	(2.03)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	The benefits derived from expense reductions had an impact of less than 0.01%.
(d)	Prior to November 1, 2017, Advisor Class shares were known as Class R4 shares.
(e)	Rounds to zero.
(f)	Prior to November 1, 2017, Institutional Class shares were known as Class Z shares.
(g)	Prior to November 1, 2017, Institutional 2 Class shares were known as Class R5 shares.
(h)	Prior to November 1, 2017, Institutional 3 Class shares were known as Class Y shares.
The accompanying Notes to Financial Statements are an integral part of this statement.
20	Columbia Small Cap Value Fund II | Annual Report 2018

Total distributions to shareholders	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)

(1.64)	$16.84	4.19%	1.58%	1.54% (c)	(0.21%)	45%	$8,302
(0.90)	$17.77	34.67%	1.55%	1.55% (c)	(0.19%)	58%	$11,042
(1.90)	$13.91	(10.73%)	1.55%	1.55% (c)	(0.10%)	57%	$10,109
(1.70)	$17.47	3.86%	1.55%	1.55% (c)	(0.14%)	38%	$14,594
(2.04)	$18.49	29.61%	1.54%	1.54% (c)	(0.08%)	36%	$17,582
Columbia Small Cap Value Fund II | Annual Report 2018	21

Notes to Financial Statements
February 28, 2018
Note 1. Organization
Columbia Small Cap Value Fund II (the Fund), a series of Columbia Funds Series Trust (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware statutory trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense and sales charge structure. The Fund offers each of the share classes identified below.
The Fund is closed to new investors and new accounts, subject to certain limited exceptions.
Class A shares are subject to a maximum front-end sales charge of 5.75% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months after purchase, charged as follows: 1.00% CDSC if redeemed within 12 months after purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.
Advisor Class shares are not subject to sales charges and are generally available only to omnibus retirement plans and certain investors as described in the Fund’s prospectus. Prior to November 1, 2017, Advisor Class shares were known as Class R4 shares.
Class B shares of the Fund are no longer offered for sale. When available, Class B shares were subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Effective July 17, 2017, Class B shares were automatically converted to Class A shares without a CDSC. On August 4, 2017, the capital owned by Columbia Management Investment Advisers, LLC in Class B shares was redeemed without a CDSC.
Class C shares are subject to a 1.00% CDSC on shares redeemed within 12 months after purchase.
Class I shares of the Fund are no longer offered for sale. When available, Class I shares were not subject to sales charges, and were made available only to the Columbia Family of Funds. On March 27, 2017, Class I shares were redeemed or exchanged for Class Y shares (currently known as Institutional 3 Class shares) of the Fund in a tax free transaction that had no impact on the fees and expenses paid by shareholders.
Institutional Class shares are not subject to sales charges and are generally available only to eligible investors, which are subject to different investment minimums as described in the Fund’s prospectus. Prior to November 1, 2017, Institutional Class shares were known as Class Z shares.
Institutional 2 Class shares are not subject to sales charges and are generally available only to investors purchasing through authorized investment professionals and omnibus retirement plans as described in the Fund’s prospectus. Prior to November 1, 2017, Institutional 2 Class shares were known as Class R5 shares.
Institutional 3 Class shares are not subject to sales charges and are available to institutional and certain other investors as described in the Fund’s prospectus. Prior to November 1, 2017, Institutional 3 Class shares were known as Class Y shares.
Class R shares are not subject to sales charges and are generally available only to certain retirement plans and other investors as described in the Fund’s prospectus.
22	Columbia Small Cap Value Fund II | Annual Report 2018

Notes to Financial Statements  (continued)
February 28, 2018
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
All equity securities are valued at the close of business of the New York Stock Exchange. Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.
Foreign equity securities are valued based on the closing price on the foreign exchange in which such securities are primarily traded. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board of Trustees, including, if available, utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. The fair value of a security is likely to be different from the quoted or published price, if available.
Investments in open-end investment companies, including money market funds, are valued at their latest net asset value.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Columbia Small Cap Value Fund II | Annual Report 2018	23

Notes to Financial Statements  (continued)
February 28, 2018
Income recognition
Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information on the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by the Fund’s management. Management’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company net taxable income and net capital gains, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its ordinary income, capital gains net income and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.
Distributions to shareholders
Distributions from net investment income, if any, are declared and paid semi-annually. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
24	Columbia Small Cap Value Fund II | Annual Report 2018

Notes to Financial Statements  (continued)
February 28, 2018
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Recent accounting pronouncement
Accounting Standards Update 2017-08 Premium Amortization on Purchased Callable Debt Securities
In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2017-08 Premium Amortization on Purchased Callable Debt Securities. ASU No. 2017-08 updates the accounting standards to shorten the amortization period for certain purchased callable debt securities, held at a premium, to be amortized to the earliest call date. The update applies to securities with explicit, noncontingent call features that are callable at fixed prices and on preset dates. The standard is effective for annual periods beginning after December 15, 2018 and interim periods within those fiscal years. At this time, management is evaluating the implication of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.87% to 0.75% as the Fund’s net assets increase. The effective management services fee rate for the year ended February 28, 2018 was 0.82% of the Fund’s average daily net assets.
Other expenses
Other expenses are for, among other things, miscellaneous expenses of the Fund or the Board of Trustees, including payments to Board Services Corp., a company that dissolved on August 25, 2017, which had provided limited administrative services to the Fund and the Board of Trustees. That company’s expenses included boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. For the year ended February 28, 2018, other expenses paid by the Fund to this company were $1,816.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan. All amounts payable under the Plan constitute a general unsecured obligation of the Fund.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated funds governed by the Board of Trustees, based on relative net assets.
Columbia Small Cap Value Fund II | Annual Report 2018	25

Notes to Financial Statements  (continued)
February 28, 2018
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with DST Asset Manager Solutions, Inc. (DST) to serve as sub-transfer agent. The Transfer Agent pays the fees of DST for services as sub-transfer agent and DST is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Effective August 1, 2017, total transfer agency fees for Institutional 2 Class and Institutional 3 Class shares are subject to an annual limitation of not more than 0.07% and 0.02%, respectively, of the average daily net assets attributable to each share class. Prior to August 1, 2017, these limitations were 0.075% for Institutional 2 Class shares and 0.025% for Institutional 3 Class shares.
For the year ended February 28, 2018, the Fund’s effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:
Effective rate (%)
Class A	0.23
Advisor Class	0.23
Class B	0.10 (a),(b)
Class C	0.23
Institutional Class	0.23
Institutional 2 Class	0.06
Institutional 3 Class	0.01
Class R	0.23

(a)	Effective July 17, 2017, Class B shares were automatically converted to Class A shares.
(b)	Unannualized.
An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended February 28, 2018, these minimum account balance fees reduced total expenses of the Fund by $20.
Distribution and service fees
The Fund has entered into an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. The Board of Trustees has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) applicable to certain share classes, which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.
Under the Plans, the Fund pays a monthly combined distribution and service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A shares of the Fund. Also under the Plans, the Fund pays a monthly service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class B and Class C shares of the Fund and a monthly distribution fee to the Distributor at the maximum annual rates of
26	Columbia Small Cap Value Fund II | Annual Report 2018

Notes to Financial Statements  (continued)
February 28, 2018
0.75%, 0.75% and 0.50% of the average daily net assets attributable to Class B, Class C and Class R shares of the Fund, respectively. As a result of all Class B shares of the Fund being redeemed or converted to Class A shares, August 4, 2017 was the last day the Fund paid a distribution and service fee for Class B shares.
Sales charges (unaudited)
Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares for the year ended February 28, 2018, if any, are listed below:
Amount ($)
Class A	8,214
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the class’ average daily net assets:
	July 1, 2017 through June 30, 2018	Prior to July 1, 2017
Class A	1.27%	1.39%
Advisor Class	1.02	1.14
Class C	2.02	2.14
Institutional Class	1.02	1.14
Institutional 2 Class	0.905	1.05
Institutional 3 Class	0.855	1.00
Class R	1.52	1.64
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. In addition to the contractual agreement, the Investment Manager and certain of its affiliates have voluntarily agreed to waive fees and/or reimburse Fund expenses (excluding certain fees and expenses described above) so that Fund level expenses (expenses directly attributable to the Fund and not to a specific share class) are waived proportionately across all share classes, but the Fund’s net operating expenses shall not exceed the contractual annual rates listed in the table above. This arrangement may be revised or discontinued at any time. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At February 28, 2018, these differences were primarily due to differing treatment for deferral/reversal of wash sale losses, trustees’ deferred compensation, distribution reclassifications and earnings and profits distributed to shareholders on the redemption of shares. To the extent these differences were permanent, reclassifications were made among the components of the Fund’s net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications.
Columbia Small Cap Value Fund II | Annual Report 2018	27

Notes to Financial Statements  (continued)
February 28, 2018
In the Statement of Assets and Liabilities the following reclassifications were made:
Excess of distributions over net investment income ($)	Accumulated net realized gain ($)	Paid in capital ($)
(449,497)	(7,358,656)	7,808,153
Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.
The tax character of distributions paid during the years indicated was as follows:
February 28, 2018			February 28, 2017
Ordinary income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Long-term capital gains ($)	Total ($)
16,068,296	134,214,811	150,283,107	6,481,755	82,566,472	89,048,227
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
At February 28, 2018, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized appreciation ($)
—	38,931,537	—	463,842,429
At February 28, 2018, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized appreciation ($)
1,090,017,718	487,064,411	(23,221,982)	463,842,429
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $708,400,691 and $889,316,725, respectively, for the year ended February 28, 2018. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
28	Columbia Small Cap Value Fund II | Annual Report 2018

Notes to Financial Statements  (continued)
February 28, 2018
Note 7. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations.
The Fund had no borrowings during the year ended February 28, 2018.
Note 8. Significant risks
Financial sector risk
The Fund may be more susceptible to the particular risks that may affect companies in the financial services sector than if it were invested in a wider variety of companies in unrelated sectors. Companies in the financial services sector are subject to certain risks, including the risk of regulatory change, decreased liquidity in credit markets and unstable interest rates. Such companies may have concentrated portfolios, such as a high level of loans to real estate developers, which makes them vulnerable to economic conditions that affect that industry. Performance of such companies may be affected by competitive pressures and exposure to investments or agreements that, under certain circumstances, may lead to losses (e.g., subprime loans). Companies in the financial services sector are subject to extensive governmental regulation that may limit the amount and types of loans and other financial commitments they can make, and interest rates and fees that they may charge. In addition, profitability of such companies is largely dependent upon the availability and the cost of capital.
Shareholder concentration risk
At February 28, 2018, three unaffiliated shareholders of record owned 53.3% of the outstanding shares of the Fund in one or more accounts. The Fund has no knowledge about whether any portion of those shares was owned beneficially. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 9. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 10. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to
Columbia Small Cap Value Fund II | Annual Report 2018	29

Notes to Financial Statements  (continued)
February 28, 2018
perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.
30	Columbia Small Cap Value Fund II | Annual Report 2018

Report of Independent Registered Public Accounting Firm
To the Trustees of Columbia Funds Series Trust and Shareholders of Columbia Small Cap Value Fund II
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Small Cap Value Fund II (one of the funds constituting Columbia Funds Series Trust, referred to hereafter as the "Fund") as of February 28, 2018, the related statement of operations for the year ended February 28, 2018, the statement of changes in net assets for each of the two years in the period ended February 28, 2018, including the related notes, and the financial highlights for each of the five years in the period ended February 28, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of February 28, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended February 28, 2018 and the financial highlights for each of the five years in the period ended February 28, 2018 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of February 28, 2018 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
April 20, 2018
We have served as auditors of one or more investment companies within the Columbia Funds Complex since 1977.
Columbia Small Cap Value Fund II | Annual Report 2018	31

Federal Income Tax Information
(Unaudited)
The Fund hereby designates the following tax attributes for the fiscal year ended February 28, 2018. Shareholders will be notified in early 2019 of the amounts for use in preparing 2018 income tax returns.
Qualified dividend income	Dividends received deduction	Capital gain dividend
100.00%	100.00%	$116,962,698
Qualified dividend income. For taxable, non-corporate shareholders, the percentage of ordinary income distributed during the fiscal year that represents qualified dividend income subject to reduced tax rates.
Dividends received deduction. The percentage of ordinary income distributed during the fiscal year that qualifies for the corporate dividends received deduction.
Capital gain dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period.
32	Columbia Small Cap Value Fund II | Annual Report 2018

TRUSTEES AND OFFICERS
Shareholders elect the Board that oversees the Fund’s operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, Trustees not affiliated with the Investment Manager generally may serve through the end of the calendar year in which they reach either the mandatory retirement age established by the Board or the fifteenth anniversary of the first Columbia Funds Board meeting they attended as a member of the Board.
Independent trustees
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
George S. Batejan c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1953	Trustee since 1/17	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	125	Advisory Board Member, University of Colorado Business School since November 2015; former Chairman of the Board, NICSA (National Investment Company Services Association) (Executive Committee, Nominating Committee and Governance Committee), 2014-2016; former Director, Intech Investment Management, 2011- 2016; former Board Member, Metro Denver Chamber of Commerce, 2015-2016
Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; specializing in arbitration and mediation; Interim President and Chief Executive Officer, Blue Cross and Blue Shield of Minnesota (health care insurance) since February 2018; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees; Interim Chair, Minnesota Sports Facilities Authority, March 2017-July 2017	125	Trustee, BlueCross BlueShield of Minnesota since 2009 (Chair of the Business Development Committee, 2014-2017; Chair of the Governance Committee since 2017); Chair of the Robina Foundation since August 2013; former Member of the Board, Minnesota Sports Facilities Authority, January 2017-July 2017
Edward J. Boudreau, Jr. c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1944	Chair of the Board since 1/18; Trustee since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000; FINRA Industry Arbitrator, 2002-present; Chairman and Chief Executive Officer, John Hancock Investments (asset management), Chairman and Interested Trustee for open-end and closed-end funds offered by John Hancock, 1989-2000; John Hancock Mutual Life Insurance Company, including Senior Vice President and Treasurer and Senior Vice President Information Technology, 1968-1988	125	Former Trustee, Boston Museum of Science (Chair of Finance Committee) 1985-2013; former Trustee, BofA Funds Series Trust (11 funds), 2005-2011
Columbia Small Cap Value Fund II | Annual Report 2018	33

TRUSTEES AND OFFICERS  (continued)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, Morgan Stanley, 1982-1991	125	Trustee, New York Presbyterian Hospital Board (Executive Committee and Chair of Human Resources Committee) since 1996; Director, Darien Rowayton Bank (Audit Committee) since 2017
William P. Carmichael c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1943	Trustee since 6/11 for RiverSource Funds and since 2003 for Nations Funds	Retired; Co-founder, The Succession Fund (provides exit strategies to owners of privately held companies), 1998-2007; Adjunct Professor of Finance, Kelley School of Business, Indiana University, 1993-2007; Senior Vice President, Sara Lee Corporation, 1991-1993; Senior Vice President and Chief Financial Officer, Beatrice Foods Company, 1984-1990; Vice President, Esmark, Inc., 1973-1984; Associate, Price Waterhouse, 1968-1972	125	Director, The Finish Line (athletic shoes and apparel) since July 2003; former Director, Cobra Electronics Corporation (electronic equipment manufacturer), 1994-August 2014; former Director, Spectrum Brands, Inc. (consumer products), 2002-2009; former Director, Simmons Company (bedding), 2004-2010; former Trustee, BofA Funds Series Trust (11 funds) 2003-2011; former Director, McMoRan Exploration Company (oil and gas exploration and development) 2010 - 2013; former Director, International Textile Corp., 2012-2016; former Director, hhgregg, 2015-2017
Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1950	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	125	Trustee, MA Taxpayers Foundation since 1997; Board of Directors, The MA Business Roundtable since 2003; Board of Governors, Innovation Institute, MA Technology Collaborative since 2010
Brian J. Gallagher c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 12/17	Retired; Partner with Deloitte & Touche LLP and its predecessors, 1977-2016	123	Trustee, Catholic Schools Foundation since 2004
Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1952	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Managing Director, Morgan Stanley, 1982-1989; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	125	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)
34	Columbia Small Cap Value Fund II | Annual Report 2018

TRUSTEES AND OFFICERS  (continued)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
Minor M. Shaw c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1947	Trustee since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business), 1998-2011	125	Director, BlueCross BlueShield of South Carolina since April 2008; Director, National Association of Corporate Directors, Carolinas Chapter, since 2013; Board Chair, Hollingsworth Funds since 2016; Advisory Board member, Duke Energy Corp. since October 2016; Chair of the Duke Endowment; Chair of Greenville – Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011; former Director, Piedmont Natural Gas, 2004-2016
Sandra Yeager c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1964	Trustee since 12/17	Retired; President and founder, Hanoverian Capital, LLC (SEC registered investment advisor firm), 2008-2016	123	Director, NAPE Education Foundation since October 2016
Interested trustee not affiliated with Investment Manager*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships/ held by Trustee during the past five years
Anthony M. Santomero c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1946	Trustee since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President, Federal Reserve Bank of Philadelphia, 2000-2006, Professor of Finance, The Wharton School, University of Pennsylvania, 1972-2002	123	Trustee, Penn Mutual Life Insurance Company since March 2008; Director, Renaissance Reinsurance Ltd. since May 2008; Director, Citigroup Inc. since 2009; Director, Citibank, N.A. since 2009; former Trustee, BofA Funds Series Trust (11 funds), 2008-2011
*	Dr. Santomero is not an affiliated person of the Investment Manager or Ameriprise Financial. However, he is currently deemed by the Funds to be an “interested person” (as defined in the 1940 Act) of the Funds because he serves as a Director of Citigroup Inc. and Citibank, N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the Funds or accounts advised/managed by the Investment Manager.
Columbia Small Cap Value Fund II | Annual Report 2018	35

TRUSTEES AND OFFICERS  (continued)
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Trusts and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
William F. Truscott c/o Columbia Management Investment Advisers, LLC 225 Franklin St. Boston, MA 02110 1960	Trustee since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002 for RiverSource Funds and since 5/10 for Nations Funds	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010 - September 2012); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006 - August 2012.	196	Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; former Director, Ameriprise Certificate Company, 2006-January 2013
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
Nations Funds refer to the Funds within the Columbia Funds Complex that historically bore the Nations brand and include series of Columbia Funds Series Trust. RiverSource Funds refer to the Funds within the Columbia Funds Complex that historically bore the RiverSource brand and include series of Columbia Funds Series Trust II.
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611, visiting investor.columbiathreadneedleus.com or contacting your financial intermediary.
36	Columbia Small Cap Value Fund II | Annual Report 2018

TRUSTEES AND OFFICERS  (continued)
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Truscott, who is Senior Vice President, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds complex or a predecessor thereof	Principal occupation(s) during past five years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously, Vice President and Chief Counsel, January 2010 - December 2014; officer of Columbia Funds and affiliated funds since 2007.
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011), Chief Financial Officer (2009) and Chief Accounting Officer (2015)	Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; senior officer of Columbia Funds and affiliated funds since 2002.
Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Senior Vice President (2011) and Assistant Secretary (2008)	Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since January 2017 (previously Vice President and Lead Chief Counsel, November 2008 - January 2017 and January 2013 - January 2017, respectively; and Chief Counsel, January 2010 - January 2013); Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since May 2010.
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010.
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013 (previously Director and Global Chief Investment Officer, 2010 - 2013).
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Senior Vice President (2017), Chief Legal Officer (2017) and Secretary (2015)	Vice President and Group Counsel, Ameriprise Financial, Inc. since August 2011; officer of Columbia Funds and affiliated funds since 2005.
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)	Managing Director and Global Head of Operations, Columbia Management Investment Advisers, LLC since April 2016 (previously Managing Director and Chief Operating Officer, 2010 - 2016).
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
Columbia Small Cap Value Fund II | Annual Report 2018	37

Additional information
The Fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting investor.columbiathreadneedleus.com; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting investor.columbiathreadneedleus.com, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit investor.columbiathreadneedleus.com or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
Fund investment manager
Columbia Management Investment Advisers, LLC
225 Franklin Street
Boston, MA 02110
Fund distributor
Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, MA 02110
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 8081
Boston, MA 02266-8081
38	Columbia Small Cap Value Fund II | Annual Report 2018

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Columbia Small Cap Value Fund II
P.O. Box 8081
Boston, MA 02266-8081

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
investor.columbiathreadneedleus.com. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved. Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110-2804
© 2018 Columbia Management Investment Advisers, LLC.
investor.columbiathreadneedleus.com
ANN230_02_H01_(04/18)

Annual Report
February 28, 2018
Columbia Overseas Value Fund
Not FDIC Insured • No bank guarantee • May lose value

President’s Message
Dear Shareholders,
The year 2017 was an extraordinary year in the financial markets. The S&P 500 Index didn’t experience a single down month and returned over 20% during the 12-month period. The index continued this trend into January 2018, which marked the fastest start for the index ever. Low volatility, which had been a feature of the U.S. equity market for the last several years, along with the surge in the S&P 500 Index, seemingly drove investor sentiment to very high levels. This arguably set the stage for an overdue correction, which we witnessed in February 2018.
A return to volatility
There have been few periods of market upheaval such as were experienced in the first part of 2018. While investors were taken by surprise by the sudden and pronounced market swings, the return to some level of volatility actually marked a resumption of relatively normal market conditions. Having said that, it’s important to distinguish between a good technical correction where excess enthusiasm in the marketplace is being let out, versus a real change in the underlying fundamentals – things like an underperforming economy or weaker corporate earnings. Our view is that the recent market volatility falls into the former category, and the fundamentals remain strong. We’re continuing to see improvements in global economic activity, and we’re seeing corporate earnings expectations continue to rise – and not just because of tax reform.
Consistency is more important than ever
It’s important to keep in mind that when it comes to long-term investing, it’s the destination, not the journey that matters most. If you have a financial goal that you’ve worked out with your financial advisor, and you have a good asset allocation plan to reach it, it’s a question of sticking with your plan rather than become focused on near-term volatility. Bouts of volatility are normal. After all, it’s hard to cross the ocean without hitting an occasional rough patch. You need to focus on the destination.
One final thought. In weathering volatility, it’s the consistency of the return that is essential. Investors who chase higher returns are usually the first to sell when an investment goes through a bad patch, and they therefore don’t tend to benefit from the recovery. More disciplined investors who perhaps panic less or not at all during periods of volatility, tend to have improved long-term results and are more likely to reach their financial goals. Nothing is more important to us than making sure those who have entrusted us to protect and grow their assets are able to do what matters most to them.
Your success is our priority. Talk to your financial advisor about how working with Columbia Threadneedle Investments may help you position your portfolio for consistent, sustainable outcomes, no matter the market conditions.
Sincerely,
Christopher O. Petersen
President, Columbia Funds
The S&P 500 Index, an unmanaged index, measures the performance of 500 widely held, large-capitalization U.S. stocks and is frequently used as a general measure of market performance. Past performance is no guarantee of future results.
Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
© 2018 Columbia Management Investment Advisers, LLC. All rights reserved.
Columbia Overseas Value Fund   |  Annual Report 2018

Columbia Overseas Value Fund  |  Annual Report 2018

Fund at a Glance
Investment objective
Columbia Overseas Value Fund (the Fund) seeks long-term capital appreciation.
Portfolio management
Fred Copper, CFA
Co-Portfolio Manager
Managed Fund since 2008
Daisuke Nomoto, CMA (SAAJ)
Co-Portfolio Manager
Managed Fund since 2013
Morningstar style boxTM
The Morningstar Style Box is based on a fund’s portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.
© 2018 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.
Average annual total returns (%) (for the period ended February 28, 2018)
		Inception	1 Year	5 Years	Life
Class A*	Excluding sales charges	02/28/13	25.72	8.81	2.98
	Including sales charges		18.49	7.52	2.37
Advisor Class*		07/01/15	26.18	9.07	3.40
Class C*	Excluding sales charges	02/28/13	24.87	7.99	2.21
	Including sales charges		23.87	7.99	2.21
Institutional Class		03/31/08	25.94	9.03	3.38
Institutional 2 Class*		07/01/15	26.23	9.13	3.43
Institutional 3 Class*		07/01/15	26.37	9.20	3.46
Class K*		02/28/13	25.98	9.00	3.04
Class R*		03/01/16	25.46	8.54	2.91
Class T*	Excluding sales charges	03/31/11	25.62	8.77	3.18
	Including sales charges		22.45	8.21	2.92
MSCI EAFE Value Index (Net)			18.18	6.32	2.24
Returns for Class A shares are shown with and without the maximum initial sales charge of 5.75%. Returns for Class C shares are shown with and without the 1.00% contingent deferred sales charge for the first year only. Returns for Class T shares are shown with and without the maximum initial sales charge of 2.50% per transaction. Prior to March 27, 2017, Class T shares were known as Class W shares and were not subject to sales charges. The Fund’s other share classes are not subject to sales charges and have limited eligibility. Effective November 1, 2017, Class R4, Class R5, Class Y and Class Z shares were renamed Advisor Class, Institutional 2 Class, Institutional 3 Class and Institutional Class shares, respectively. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each share class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting investor.columbiathreadneedleus.com or calling 800.345.6611.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit investor.columbiathreadneedleus.com/investment-products/mutual-funds/appended-performance for more information.
The MSCI EAFE Value Index (Net) is a subset of the MSCI EAFE Index (Net), and constituents of the index include securities from Europe, Australasia and the Far East. The index generally represents approximately 50% of the free float-adjusted market capitalization of the MSCI EAFE Index (Net), and consists of those securities classified by MSCI Inc. as most representing the value style, such as, higher book value-to-price ratios, higher forward earnings-to- price ratios, higher dividend yields and lower forecasted growth rates than securities representing the growth style.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes (except the MSCI EAFE Value Index (Net), which reflects reinvested dividends net of withholding taxes) or other expenses of investing. Securities in the Fund may not match those in an index.
2	Columbia Overseas Value Fund | Annual Report 2018

Fund at a Glance   (continued)
Performance of a hypothetical $10,000 investment (March 31, 2008 — February 28, 2018)
The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Overseas Value Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.
Top 10 holdings (%) (at February 28, 2018)
Royal Dutch Shell PLC, Class B (United Kingdom)	3.4
Vanguard FTSE Developed Markets ETF (United States)	3.1
AXA SA (France)	2.2
ING Groep NV (Netherlands)	2.1
Allianz SE, Registered Shares (Germany)	1.9
BNP Paribas SA (France)	1.7
BT Group PLC (United Kingdom)	1.7
Novartis AG, Registered Shares (Switzerland)	1.7
UPM-Kymmene OYJ (Finland)	1.7
ASR Nederland NV (Netherlands)	1.6
Percentages indicated are based upon total investments (excluding Money Market Funds).
For further detail about these holdings, please refer to the section entitled “Portfolio of Investments.”
Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.
Equity sector breakdown (%) (at February 28, 2018)
Consumer Discretionary	12.9
Consumer Staples	5.5
Energy	9.6
Financials	29.7
Health Care	9.3
Industrials	10.4
Information Technology	7.8
Materials	7.0
Real Estate	2.2
Telecommunication Services	4.1
Utilities	1.5
Total	100.0
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.

Columbia Overseas Value Fund | Annual Report 2018	3

Fund at a Glance   (continued)
Country breakdown (%) (at February 28, 2018)
Argentina	0.5
Australia	1.9
Belgium	1.3
Brazil	1.3
Canada	2.5
China	1.5
Denmark	1.0
Finland	1.6
France	9.8
Germany	3.7
Greece	0.3
Ireland	0.5
Israel	2.6
Italy	0.4
Japan	19.4
Netherlands	7.6
Norway	2.3
Portugal	0.0 (a)
Russian Federation	1.1
Singapore	2.2
South Korea	1.8
Spain	4.0
Sweden	2.2
Switzerland	2.5
Thailand	0.4
United Kingdom	20.6
United States(b)	7.0
Total	100.0

(a)	Rounds to zero.
(b)	Includes investments in Money Market Funds and Exchange-Traded Funds.
Country breakdown is based primarily on issuer’s place of organization/incorporation. Percentages indicated are based upon total investments. The Fund’s portfolio composition is subject to change.
4	Columbia Overseas Value Fund | Annual Report 2018

Manager Discussion of Fund Performance
For the 12-month period ended February 28, 2018, the Fund’s Class A shares returned 25.72% excluding sales charges. The Fund solidly outperformed its benchmark, the MSCI EAFE Value Index (Net), which returned 18.18% for the same period. Stock selection and country and sector allocation contributed to the Fund’s performance advantage over its benchmark. Our constructive view of the global economy going into the period positioned the portfolio to benefit from a robust economic backdrop.
Confident investors continued to drive global markets higher
Global equity markets enjoyed strong gains during the 12-month period that ended February 28, 2018, especially in the United States, Japan, Europe and the emerging markets. Robust returns were supported by positive corporate earnings and strong economic data, especially during the second half of the period, when global economic growth accelerated. Enhanced monetary and fiscal stimulus also boosted markets, which seemed unfazed by heightened geopolitical tensions. A rally in Asian equity markets, weakness in the U.S. dollar, global liquidity and a supportive macro outlook further underpinned global equity market inflows.
Virtually all major international equity markets posted double-digit returns in local currency during the 12-month period ended February 28, 2018. The S&P 500 Index rose 17.10%. International developed market equities and emerging market equities returned 20.13% and 30.51% respectively, as measured by the MSCI EAFE Index (Net) and the MSCI Emerging Markets Index (Net) (USD).
While monetary policy remained accommodative outside the United States, the U.S. Federal Reserve (the Fed) raised the target range on its key short-term interest rate, the federal funds rate, three times in 2017. The Fed cited solid job and economic growth and progress toward its 2.0% inflation target. The federal funds rate target started the year at 0.75% - 1.00% and ended the year at 1.25% - 1.50%. Interest rates moved higher across all maturities. The 10-year Treasury benchmark closed the period at 2.87%.
Contributors and detractors
An overweight in the materials sector and an underweight in telecommunication services and utilities aided performance relative to the benchmark. The Fund’s top individual contributors included Nihon M&A, a Japanese boutique investment bank; Tencent Holdings, a Chinese online media conglomerate; and Sberbank of Russia, that country’s largest bank. Nihon rose strongly on robust order flow as retirement-focused entrepreneurs have limited options outside the bank to facilitate an exit from their businesses. Tencent Holdings shares more than doubled as the company benefited from improved monetization of its dominant position in China’s mobile social ecosystem. Sberbank’s strong rise was driven by solid earnings growth.
An underweight in the financials sector and an overweight in technology detracted from Fund performance. Liberty Global, Greene King and Tecnicas Reunidas were the biggest individual detractors for the period. Liberty Global shares declined on weakness in the U.K. cable market, as well as uncertainties surrounding potential merger & acquisition activity. Greene King, a U.K. pub operator, suffered from weak traffic flow and cost pressure on personnel wages. Tecnicas Reunidas, an energy service company, suffered from weak orders and deferred payment terms, particularly from its dominant Middle East customers.
At period’s end
The Fund has successfully navigated changing global macroeconomic conditions over the past few years. Near the end of the period, we begun to rotate the portfolio toward a more defensive posture. As a result, the Fund benefited from the volatility spike and resulting market selloff at the end of January and into February. We believe the Fund’s flexibility is an asset as the market remains close to all-time highs, and central banks around the world are beginning to withdraw the extraordinary stimulus measures that have been in place since the Great Recession.
Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Value securities may be unprofitable if the market fails to recognize their intrinsic worth or the portfolio manager misgauged that worth. International investing involves certain risks and volatility due to potential political, economic or currency instabilities and different financial and accounting standards. Risks are enhanced for emerging market issuers. Investing in derivatives is a specialized activity that involves special risks that subject the Fund to significant loss potential, including when used as leverage, and may result in greater fluctuation in Fund value. See the Fund’s prospectus for information on these and other risks.
Columbia Overseas Value Fund | Annual Report 2018	5

Manager Discussion of Fund Performance  (continued)
The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
6	Columbia Overseas Value Fund | Annual Report 2018

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
September 1, 2017 — February 28, 2018
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,080.90	1,018.25	6.81	6.61	1.32
Advisor Class (formerly Class R4)	1,000.00	1,000.00	1,083.20	1,019.49	5.53	5.36	1.07
Class C	1,000.00	1,000.00	1,077.20	1,014.53	10.66	10.34	2.07
Institutional Class (formerly Class Z)	1,000.00	1,000.00	1,081.80	1,019.49	5.52	5.36	1.07
Institutional 2 Class (formerly Class R5)	1,000.00	1,000.00	1,082.30	1,019.98	5.01	4.86	0.97
Institutional 3 Class (formerly Class Y)	1,000.00	1,000.00	1,083.70	1,020.23	4.75	4.61	0.92
Class K	1,000.00	1,000.00	1,082.00	1,018.74	6.30	6.11	1.22
Class R	1,000.00	1,000.00	1,079.60	1,017.01	8.10	7.85	1.57
Class T (formerly Class W)	1,000.00	1,000.00	1,080.90	1,018.25	6.81	6.61	1.32
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.
Columbia Management Investment Advisers, LLC and/or certain of its affiliates have contractually agreed to waive certain fees and/or to reimburse certain expenses until June 30, 2019, unless sooner terminated at the sole discretion of the Fund’s Board, such that net expenses, subject to applicable exclusions, will not exceed 0.92% for Institutional 2 Class, 0.87% for Institutional 3 Class and 1.17% for Class K. Any amounts waived will not be reimbursed by the Fund. This change was effective February 1, 2018. If this change had been in
Columbia Overseas Value Fund | Annual Report 2018	7

Understanding Your Fund’s Expenses  (continued)
(Unaudited)
place for the entire six month period ended February 28, 2018, the actual expenses paid would have been $4.75 for Institutional 2 Class, $4.49 for Institutional 3 Class and $6.04 for Class K; and the hypothetical expenses paid would have been $4.61 for Institutional 2 Class, $4.36 for Institutional 3 Class and $5.86 for Class K. Other share classes may have had expense waiver changes; however, the changes were not considered material.
8	Columbia Overseas Value Fund | Annual Report 2018

Portfolio of Investments
February 28, 2018
(Percentages represent value of investments compared to net assets)
Common Stocks 94.6%
Issuer	Shares	Value ($)
Argentina 0.5%
Banco Macro SA, ADR	49,600	5,610,256
Australia 1.9%
Fortescue Metals Group Ltd.	1,745,636	6,713,706
Macquarie Group Ltd.	92,667	7,383,140
National Australia Bank Ltd.	374,787	8,711,995
Total		22,808,841
Belgium 1.2%
Ablynx NV(a)	88,786	4,721,594
KBC Group NV	111,704	10,466,930
Total		15,188,524
Brazil 1.3%
Pagseguro Digital Ltd., Class A(a)	495,173	15,964,377
Canada 2.5%
Cott Corp.	1,033,780	15,041,048
Stars Group, Inc. (The)(a)	292,179	8,037,655
Yamana Gold, Inc.	2,643,228	7,691,793
Total		30,770,496
China 1.5%
Tencent Holdings Ltd.	125,600	6,871,390
WH Group Ltd.	9,442,000	11,628,815
Total		18,500,205
Denmark 1.0%
Novo Nordisk A/S, Class B	226,024	11,692,439
Finland 1.6%
UPM-Kymmene OYJ	575,738	19,698,203
France 9.8%
Aperam SA	154,058	7,967,657
AXA SA	814,000	25,493,722
BNP Paribas SA	260,205	20,574,549
Capgemini SE	122,189	15,230,289
Casino Guichard Perrachon SA	99,185	5,372,860
DBV Technologies SA, ADR(a)	82,138	1,754,468
Sanofi	239,603	18,916,631
Total SA	220,923	12,565,830
VINCI SA	108,307	10,694,261
Total		118,570,267
Common Stocks (continued)
Issuer	Shares	Value ($)
Germany 3.7%
Allianz SE, Registered Shares	98,272	22,827,735
BASF SE	45,966	4,802,049
Continental AG	23,861	6,519,916
Covestro AG	90,572	10,217,465
Total		44,367,165
Greece 0.3%
Piraeus Bank SA(a)	724,590	3,163,914
Ireland 0.5%
Amarin Corp. PLC, ADR(a)	214,691	744,978
Smurfit Kappa Group PLC	138,639	4,823,734
Total		5,568,712
Israel 2.6%
Bank Hapoalim BM	2,269,462	16,158,952
Bezeq Israeli Telecommunication Corp., Ltd. (The)	9,771,812	14,938,972
Total		31,097,924
Italy 0.4%
Esprinet SpA	1,018,871	5,384,247
Japan 19.3%
Amano Corp.	377,800	10,512,228
BayCurrent Consulting, Inc.	258,800	7,987,835
CYBERDYNE, Inc.(a)	101,000	1,502,571
Dai-ichi Life Holdings, Inc.	735,400	14,399,960
Digital Arts, Inc.	381,300	13,811,420
Hitachi Capital Corp.	399,100	10,323,556
Hoya Corp.	186,700	9,815,788
Invincible Investment Corp.	16,736	7,660,558
ITOCHU Corp.	913,300	17,555,964
Katitas Co., Ltd.(a)	133,100	3,823,530
Koito Manufacturing Co., Ltd.	134,400	9,273,532
Mitsubishi UFJ Financial Group, Inc.	748,331	5,270,978
Mitsui Chemicals, Inc.	185,700	5,634,936
Nihon M&A Center, Inc.	240,500	15,595,855
Nippon Telegraph & Telephone Corp.	258,800	12,020,382
ORIX Corp.	1,087,200	19,248,441
Shinmaywa Industries Ltd.	1,227,100	10,635,823
Sony Corp.	193,500	9,750,496
Starts Corp., Inc.	383,100	10,073,715

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Overseas Value Fund | Annual Report 2018	9

Portfolio of Investments  (continued)
February 28, 2018
Common Stocks (continued)
Issuer	Shares	Value ($)
Sumitomo Mitsui Financial Group, Inc.	374,400	16,182,189
Takuma Co., Ltd.	611,245	7,316,922
Toyota Motor Corp.	229,800	15,484,641
Total		233,881,320
Netherlands 7.6%
ABN AMRO Bank NV	457,839	14,245,041
ASR Nederland NV	429,625	19,324,337
ING Groep NV	1,426,142	25,025,924
Koninklijke Ahold Delhaize NV	744,066	16,705,793
Philips Lighting NV	420,317	16,696,339
Total		91,997,434
Norway 2.3%
BW LPG Ltd.(a)	2,145,824	9,361,501
Kongsberg Automotive ASA(a)	3,298,963	4,152,266
Leroy Seafood Group ASA	2,469,224	14,798,523
Total		28,312,290
Portugal 0.0%
Banco Espirito Santo SA, Registered Shares(a),(b),(c)	3,582,817	131,131
Russian Federation 1.1%
Sberbank of Russia PJSC, ADR	644,686	13,054,948
Singapore 2.2%
Broadcom Ltd.	54,603	13,457,455
DBS Group Holdings Ltd.	587,800	12,632,289
Total		26,089,744
South Korea 1.8%
GS Home Shopping, Inc.	16,364	3,044,908
Hyundai Home Shopping Network Corp.	35,998	3,667,023
Samsung Electronics Co., Ltd.	3,525	7,660,068
Youngone Corp.	282,172	7,621,693
Total		21,993,692
Spain 4.0%
ACS Actividades de Construccion y Servicios SA	401,462	13,761,646
Banco Santander SA	872,019	5,977,317
Endesa SA	808,743	16,977,590
Tecnicas Reunidas SA	359,168	11,639,092
Total		48,355,645
Common Stocks (continued)
Issuer	Shares	Value ($)
Sweden 2.2%
Granges AB	1,119,646	12,146,923
Hemfosa Fastigheter AB	1,201,219	14,124,634
Total		26,271,557
Switzerland 2.5%
Autoneum Holding AG	34,552	10,992,228
Novartis AG, Registered Shares	238,058	19,859,237
Total		30,851,465
Thailand 0.4%
PTT PCL, Foreign Registered Shares	267,600	4,800,484
United Kingdom 20.5%
BP PLC	1,867,028	12,135,231
BT Group PLC	6,186,979	20,418,185
Crest Nicholson Holdings PLC	1,155,517	7,575,387
DCC PLC	209,073	19,027,838
Greene King PLC	2,085,411	14,915,451
GW Pharmaceuticals PLC, ADR(a)	14,922	1,695,736
HSBC Holdings PLC	1,624,999	15,980,688
Inchcape PLC	776,365	7,232,289
John Wood Group PLC	1,613,112	13,435,660
Just Group PLC	7,853,106	15,762,972
Legal & General Group PLC	4,203,249	15,141,933
Liberty Global PLC, Class C(a)	457,175	13,728,965
Nightstar Therapeutics PLC, ADR(a)	116,506	1,470,306
Royal Dutch Shell PLC, Class B	1,275,401	40,454,701
Shire PLC	394,845	16,827,973
Tullett Prebon PLC, Registered Shares	2,291,120	16,877,376
WPP PLC	822,966	15,759,895
Total		248,440,586
United States 1.9%
ACADIA Pharmaceuticals, Inc.(a)	59,185	1,474,594
Aerie Pharmaceuticals, Inc.(a)	20,952	1,071,695
Alexion Pharmaceuticals, Inc.(a)	22,877	2,686,904
BioMarin Pharmaceutical, Inc.(a)	16,034	1,301,480
Flex Pharma, Inc.(a)	216,716	888,535
Insmed, Inc.(a)	93,496	2,263,538
Puma Biotechnology, Inc.(a)	26,219	1,713,412
Quotient Ltd.(a)	602,973	2,773,676

The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Overseas Value Fund | Annual Report 2018

Portfolio of Investments  (continued)
February 28, 2018
Common Stocks (continued)
Issuer	Shares	Value ($)
Spark Therapeutics, Inc.(a)	15,569	888,990
Teekay Tankers Ltd., Class A	4,586,144	5,274,065
TESARO, Inc.(a)	26,022	1,437,195
Vertex Pharmaceuticals, Inc.(a)	7,096	1,178,149
Total		22,952,233
Total Common Stocks (Cost $1,062,857,474)		1,145,518,099

Exchange-Traded Funds 3.1%
	Shares	Value ($)
United States 3.1%
Vanguard FTSE Developed Markets ETF	831,702	37,085,592
Total Exchange-Traded Funds (Cost $36,325,235)		37,085,592

Money Market Funds 2.0%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 1.544%(d),(e)	24,879,162	24,876,674
Total Money Market Funds (Cost $24,877,166)		24,876,674
Total Investments (Cost $1,124,059,875)		1,207,480,365
Other Assets & Liabilities, Net		3,147,234
Net Assets		$1,210,627,599

Investments in derivatives
Forward foreign currency exchange contracts
Currency to be sold	Currency to be purchased	Counterparty	Settlement date	Unrealized appreciation ($)	Unrealized depreciation ($)
29,219,000 CAD	23,521,776 USD	Morgan Stanley	03/14/2018	745,535	—
10,951,000 DKK	1,802,380 USD	Morgan Stanley	03/14/2018	6,286	—
1,524,000 GBP	2,161,497 USD	Morgan Stanley	03/14/2018	62,114	—
72,795,000 ILS	21,181,090 USD	Morgan Stanley	03/14/2018	236,745	—
11,908,731,000 KRW	11,171,260 USD	Morgan Stanley	03/14/2018	179,668	—
61,304,000 NOK	7,808,323 USD	Morgan Stanley	03/14/2018	42,293	—
177,768,000 THB	5,566,766 USD	Morgan Stanley	03/14/2018	—	(98,353)
41,353,581 USD	51,758,000 AUD	Morgan Stanley	03/14/2018	—	(1,152,518)
37,857,449 USD	36,315,000 CHF	Morgan Stanley	03/14/2018	640,784	—
28,395,772 USD	23,174,000 EUR	Morgan Stanley	03/14/2018	—	(95,216)
27,081,044 USD	2,984,059,000 JPY	Morgan Stanley	03/14/2018	912,754	—
6,686,272 USD	8,840,000 SGD	Morgan Stanley	03/14/2018	—	(12,226)
Total				2,826,179	(1,358,313)
Notes to Portfolio of Investments
(a)	Non-income producing investment.
(b)	Represents fair value as determined in good faith under procedures approved by the Board of Trustees. At February 28, 2018, the value of these securities amounted to $131,131, which represents 0.01% of net assets.
(c)	Valuation based on significant unobservable inputs.
(d)	The rate shown is the seven-day current annualized yield at February 28, 2018.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Overseas Value Fund | Annual Report 2018	11

Portfolio of Investments  (continued)
February 28, 2018
Notes to Portfolio of Investments  (continued)
(e)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended February 28, 2018 are as follows:

Issuer	Beginning shares	Shares purchased	Shares sold	Ending shares	Realized gain (loss) — affiliated issuers ($)	Net change in unrealized appreciation (depreciation) — affiliated issuers ($)	Dividends — affiliated issuers ($)	Value — affiliated issuers at end of period ($)
Columbia Short-Term Cash Fund, 1.544%
	1,123,018	298,569,663	(274,813,519)	24,879,162	(193)	(492)	107,433	24,876,674
Abbreviation Legend
ADR	American Depositary Receipt
Currency Legend
AUD	Australian Dollar
CAD	Canada Dollar
CHF	Swiss Franc
DKK	Danish Krone
EUR	Euro
GBP	British Pound
ILS	New Israeli Sheqel
JPY	Japanese Yen
KRW	South Korean Won
NOK	Norwegian Krone
SGD	Singapore Dollar
THB	Thailand Baht
USD	US Dollar
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
¦	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
¦	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
¦	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Foreign equity securities actively traded in markets where there is a significant delay in the local close relative to the New York Stock Exchange are classified as Level 2. The values of these securities may include an adjustment to reflect the impact of significant market movements following the close of local trading, as described in Note 2 to the financial statements – Security valuation.
The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Overseas Value Fund | Annual Report 2018

Portfolio of Investments  (continued)
February 28, 2018
Fair value measurements  (continued)
Certain investments that have been measured at fair value using the net asset value (NAV) per share (or its equivalent) are not categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to reconcile the fair value hierarchy to the amounts presented in the Portfolio of Investments. The Columbia Short-Term Cash Fund seeks to provide shareholders with maximum current income consistent with liquidity and stability of principal. Columbia Short-Term Cash Fund prices its shares with a floating NAV and no longer seeks to maintain a stable NAV.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.
The following table is a summary of the inputs used to value the Fund’s investments at February 28, 2018:
	Level 1 quoted prices in active markets for identical assets ($)	Level 2 other significant observable inputs ($)	Level 3 significant unobservable inputs ($)	Investments measured at net asset value ($)	Total ($)
Investments
Common Stocks
Argentina	5,610,256	—	—	—	5,610,256
Australia	—	22,808,841	—	—	22,808,841
Belgium	—	15,188,524	—	—	15,188,524
Brazil	15,964,377	—	—	—	15,964,377
Canada	30,770,496	—	—	—	30,770,496
China	—	18,500,205	—	—	18,500,205
Denmark	—	11,692,439	—	—	11,692,439
Finland	—	19,698,203	—	—	19,698,203
France	1,754,468	116,815,799	—	—	118,570,267
Germany	—	44,367,165	—	—	44,367,165
Greece	—	3,163,914	—	—	3,163,914
Ireland	744,978	4,823,734	—	—	5,568,712
Israel	—	31,097,924	—	—	31,097,924
Italy	—	5,384,247	—	—	5,384,247
Japan	—	233,881,320	—	—	233,881,320
Netherlands	—	91,997,434	—	—	91,997,434
Norway	—	28,312,290	—	—	28,312,290
Portugal	—	—	131,131	—	131,131
Russian Federation	—	13,054,948	—	—	13,054,948
Singapore	13,457,455	12,632,289	—	—	26,089,744
South Korea	—	21,993,692	—	—	21,993,692
Spain	—	48,355,645	—	—	48,355,645
Sweden	—	26,271,557	—	—	26,271,557
Switzerland	—	30,851,465	—	—	30,851,465
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Overseas Value Fund | Annual Report 2018	13

Portfolio of Investments  (continued)
February 28, 2018
Fair value measurements  (continued)
	Level 1 quoted prices in active markets for identical assets ($)	Level 2 other significant observable inputs ($)	Level 3 significant unobservable inputs ($)	Investments measured at net asset value ($)	Total ($)
Thailand	—	4,800,484	—	—	4,800,484
United Kingdom	16,895,007	231,545,579	—	—	248,440,586
United States	22,952,233	—	—	—	22,952,233
Total Common Stocks	108,149,270	1,037,237,698	131,131	—	1,145,518,099
Exchange-Traded Funds	37,085,592	—	—	—	37,085,592
Money Market Funds	—	—	—	24,876,674	24,876,674
Total Investments	145,234,862	1,037,237,698	131,131	24,876,674	1,207,480,365
Derivatives
Asset
Forward Foreign Currency Exchange Contracts	—	2,826,179	—	—	2,826,179
Liability
Forward Foreign Currency Exchange Contracts	—	(1,358,313)	—	—	(1,358,313)
Total	145,234,862	1,038,705,564	131,131	24,876,674	1,208,948,231
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets. These assets include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation. The model utilized by such third party statistical pricing service takes into account a security’s correlation to available market data including, but not limited to, intraday index, ADR, and exchange-traded fund movements.
Derivative instruments are valued at unrealized appreciation (depreciation).
There were no transfers of financial assets between levels during the period.
The Fund does not hold any significant investments (greater than one percent of net assets) categorized as Level 3.
The Fund’s assets assigned to the Level 3 category are valued utilizing the valuation technique deemed the most appropriate in the circumstances. Certain common stocks classified as Level 3 securities are valued using the market approach. To determine fair value for these securities, management considered various factors which may have included, but were not limited to, the halt price of the security, discount rates observed in the market for similar assets as well as the movement in certain foreign or domestic market indices. Significant increases (decreases) to any of these inputs would result in a significantly lower (higher) fair value measurement. Generally, a change in observable yields on comparable securities would result in a directionally similar change to discount rates.
The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia Overseas Value Fund | Annual Report 2018

Statement of Assets and Liabilities
February 28, 2018
Assets
Investments in securities, at value
Unaffiliated issuers (cost $1,099,182,709)	$1,182,603,691
Affiliated issuers (cost $24,877,166)	24,876,674
Cash	250,000
Unrealized appreciation on forward foreign currency exchange contracts	2,826,179
Receivable for:
Investments sold	20,053,169
Capital shares sold	6,082,322
Dividends	1,610,233
Foreign tax reclaims	1,479,570
Expense reimbursement due from Investment Manager	1,628
Prepaid expenses	2,013
Other assets	2,098
Total assets	1,239,787,577
Liabilities
Unrealized depreciation on forward foreign currency exchange contracts	1,358,313
Payable for:
Investments purchased	24,623,607
Capital shares purchased	2,747,451
Management services fees	27,669
Distribution and/or service fees	3,784
Transfer agent fees	88,642
Plan administration fees	29
Compensation of board members	205,938
Compensation of chief compliance officer	8
Other expenses	104,537
Total liabilities	29,159,978
Net assets applicable to outstanding capital stock	$1,210,627,599
Represented by
Paid in capital	1,398,529,515
Excess of distributions over net investment income	(3,232,467)
Accumulated net realized loss	(269,585,943)
Unrealized appreciation (depreciation) on:
Investments - unaffiliated issuers	83,420,982
Investments - affiliated issuers	(492)
Foreign currency translations	28,138
Forward foreign currency exchange contracts	1,467,866
Total - representing net assets applicable to outstanding capital stock	$1,210,627,599
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Overseas Value Fund | Annual Report 2018	15

Statement of Assets and Liabilities  (continued)
February 28, 2018
Class A
Net assets	$363,817,288
Shares outstanding	35,090,467
Net asset value per share	$10.37
Maximum offering price per share(a)	$11.00
Advisor Class(b)
Net assets	$78,633,561
Shares outstanding	7,600,673
Net asset value per share	$10.35
Class C
Net assets	$44,593,686
Shares outstanding	4,324,755
Net asset value per share	$10.31
Institutional Class(c)
Net assets	$309,845,337
Shares outstanding	29,836,813
Net asset value per share	$10.38
Institutional 2 Class(d)
Net assets	$68,821,686
Shares outstanding	6,659,893
Net asset value per share	$10.33
Institutional 3 Class(e)
Net assets	$340,650,896
Shares outstanding	32,924,400
Net asset value per share	$10.35
Class K
Net assets	$146,517
Shares outstanding	14,117
Net asset value per share	$10.38
Class R
Net assets	$3,098,871
Shares outstanding	306,020
Net asset value per share	$10.13
Class T(f)
Net assets	$1,019,757
Shares outstanding	98,485
Net asset value per share	$10.35
Maximum offering price per share(g)	$10.62

(a)	The maximum offering price per share is calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge of 5.75% for Class A shares.
(b)	Prior to November 1, 2017, Advisor Class shares were known as Class R4 shares.
(c)	Prior to November 1, 2017, Institutional Class shares were known as Class Z shares.
(d)	Prior to November 1, 2017, Institutional 2 Class shares were known as Class R5 shares.
(e)	Prior to November 1, 2017, Institutional 3 Class shares were known as Class Y shares.
(f)	Prior to March 27, 2017, Class T shares were known as Class W shares.
(g)	The maximum offering price per share is calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge of 2.50% per transaction for Class T shares.
The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia Overseas Value Fund | Annual Report 2018

Statement of Operations
Year Ended February 28, 2018
Net investment income
Income:
Dividends — unaffiliated issuers	$25,859,932
Dividends — affiliated issuers	107,433
Foreign taxes withheld	(2,318,112)
Total income	23,649,253
Expenses:
Management services fees	7,249,344
Distribution and/or service fees
Class A	717,440
Class B(a)	3,376
Class C	257,573
Class R	7,744
Class T(b)	5,921
Transfer agent fees
Class A	526,538
Advisor Class(c)	66,254
Class B(a)	801
Class C	46,496
Class I(d)	1,895
Institutional Class(e)	275,160
Institutional 2 Class(f)	21,006
Institutional 3 Class(g)	26,153
Class K	81
Class R	2,673
Class T(b)	5,504
Plan administration fees
Class K	340
Compensation of board members	56,446
Custodian fees	158,474
Printing and postage fees	81,327
Registration fees	209,360
Audit fees	138,574
Legal fees	13,964
Line of credit interest expense	609
Compensation of chief compliance officer	147
Other	51,685
Total expenses	9,924,885
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(76,710)
Expense reduction	(489)
Total net expenses	9,847,686
Net investment income	13,801,567
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Overseas Value Fund | Annual Report 2018	17

Statement of Operations  (continued)
Year Ended February 28, 2018
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	$37,750,156
Investments — affiliated issuers	(193)
Foreign currency translations	(14,560)
Forward foreign currency exchange contracts	153,814
Options purchased	(340,484)
Net realized gain	37,548,733
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	124,493,840
Investments — affiliated issuers	(492)
Foreign currency translations	179,407
Forward foreign currency exchange contracts	2,075,040
Foreign capital gains tax	3,568
Net change in unrealized appreciation (depreciation)	126,751,363
Net realized and unrealized gain	164,300,096
Net increase in net assets resulting from operations	$178,101,663

(a)	Effective July 17, 2017, Class B shares were automatically converted to Class A shares.
(b)	Prior to March 27, 2017, Class T shares were known as Class W shares.
(c)	Prior to November 1, 2017, Advisor Class shares were known as Class R4 shares.
(d)	Effective March 27, 2017, Class I shares were redeemed or exchanged for Institutional 3 Class shares.
(e)	Prior to November 1, 2017, Institutional Class shares were known as Class Z shares.
(f)	Prior to November 1, 2017, Institutional 2 Class shares were known as Class R5 shares.
(g)	Prior to November 1, 2017, Institutional 3 Class shares were known as Class Y shares.
The accompanying Notes to Financial Statements are an integral part of this statement.
18	Columbia Overseas Value Fund | Annual Report 2018

Statement of Changes in Net Assets
	Year Ended February 28, 2018	Year Ended February 28, 2017 (a)
Operations
Net investment income	$13,801,567	$16,581,436
Net realized gain	37,548,733	39,200,236
Net change in unrealized appreciation (depreciation)	126,751,363	50,886,504
Net increase in net assets resulting from operations	178,101,663	106,668,176
Distributions to shareholders
Net investment income
Class A	(4,949,741)	(4,194,448)
Advisor Class(b)	(758,760)	(511,595)
Class B(c)	—	(14,819)
Class C	(297,974)	(245,994)
Class I(d)	—	(5,957,896)
Institutional Class(e)	(3,378,171)	(1,140,275)
Institutional 2 Class(f)	(536,614)	(631,273)
Institutional 3 Class(g)	(6,015,196)	(275,630)
Class K	(2,287)	(2,574)
Class R	(34,668)	(13,422)
Class T(h)	(16,528)	(1,754,523)
Net realized gains
Class A	(5,591,761)	—
Advisor Class(b)	(759,190)	—
Class C	(549,438)	—
Institutional Class(e)	(3,380,087)	—
Institutional 2 Class(f)	(504,599)	—
Institutional 3 Class(g)	(5,537,346)	—
Class K	(2,410)	—
Class R	(44,972)	—
Class T(h)	(18,867)	—
Total distributions to shareholders	(32,378,609)	(14,742,449)
Increase in net assets from capital stock activity	374,877,174	35,228,062
Total increase in net assets	520,600,228	127,153,789
Net assets at beginning of year	690,027,371	562,873,582
Net assets at end of year	$1,210,627,599	$690,027,371
Excess of distributions over net investment income	$(3,232,467)	$(2,383,175)

(a)	Class R shares are based on operations from March 1, 2016 (commencement of operations) through the stated period end.
(b)	Prior to November 1, 2017, Advisor Class shares were known as Class R4 shares.
(c)	Effective July 17, 2017, Class B shares were automatically converted to Class A shares.
(d)	Effective March 27, 2017, Class I shares were redeemed or exchanged for Institutional 3 Class shares.
(e)	Prior to November 1, 2017, Institutional Class shares were known as Class Z shares.
(f)	Prior to November 1, 2017, Institutional 2 Class shares were known as Class R5 shares.
(g)	Prior to November 1, 2017, Institutional 3 Class shares were known as Class Y shares.
(h)	Prior to March 27, 2017, Class T shares were known as Class W shares.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Overseas Value Fund | Annual Report 2018	19

Statement of Changes in Net Assets   (continued)
	Year Ended		Year Ended
	February 28, 2018		February 28, 2017 (a)
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A(b)
Subscriptions (c)	12,543,287	127,173,811	4,028,558	32,657,227
Fund reorganization	—	—	8,333,117	62,316,597
Distributions reinvested	977,450	9,862,470	481,055	3,930,219
Redemptions	(7,065,293)	(67,527,392)	(7,229,649)	(58,731,420)
Net increase	6,455,444	69,508,889	5,613,081	40,172,623
Advisor Class(d)
Subscriptions	5,323,467	55,021,216	1,473,081	11,887,770
Fund reorganization	—	—	2,279,636	17,001,720
Distributions reinvested	150,875	1,517,803	62,838	511,505
Redemptions	(660,408)	(6,512,973)	(1,220,553)	(10,006,036)
Net increase	4,813,934	50,026,046	2,595,002	19,394,959
Class B(b)
Subscriptions	—	—	6,809	55,071
Fund reorganization	—	—	15,891	118,240
Distributions reinvested	—	—	1,796	14,635
Redemptions (c)	(126,009)	(1,181,042)	(142,167)	(1,153,591)
Net decrease	(126,009)	(1,181,042)	(117,671)	(965,645)
Class C
Subscriptions	2,833,580	29,088,297	170,502	1,381,229
Fund reorganization	—	—	2,169,552	16,139,363
Distributions reinvested	81,799	822,081	23,370	190,462
Redemptions	(1,045,493)	(10,029,789)	(627,094)	(5,116,994)
Net increase	1,869,886	19,880,589	1,736,330	12,594,060
Class I(e)
Subscriptions	130,010	1,122,106	6,586,744	53,615,405
Fund reorganization	—	—	263	1,972
Distributions reinvested	—	—	729,229	5,957,797
Redemptions	(32,248,837)	(283,052,237)	(8,390,350)	(68,021,336)
Net decrease	(32,118,827)	(281,930,131)	(1,074,114)	(8,446,162)
Institutional Class(f)
Subscriptions	28,471,007	284,635,649	1,858,815	15,063,871
Fund reorganization	—	—	7,340,480	54,962,325
Distributions reinvested	612,275	6,183,975	111,606	911,817
Redemptions	(6,045,520)	(59,899,825)	(3,002,458)	(24,378,945)
Net increase	23,037,762	230,919,799	6,308,443	46,559,068
Institutional 2 Class(g)
Subscriptions	5,005,130	52,263,079	2,023,465	16,491,801
Fund reorganization	—	—	2,027,062	15,126,802
Distributions reinvested	103,588	1,041,062	77,635	631,175
Redemptions	(1,977,083)	(19,906,842)	(703,439)	(5,783,934)
Net increase	3,131,635	33,397,299	3,424,723	26,465,844
Institutional 3 Class(e),(h)
Subscriptions	35,689,701	318,614,140	1,770,373	14,496,489
Distributions reinvested	1,148,354	11,552,438	33,855	275,578
Redemptions	(5,552,234)	(54,174,936)	(165,934)	(1,376,804)
Net increase	31,285,821	275,991,642	1,638,294	13,395,263
Class K
Distributions reinvested	455	4,598	309	2,528
Redemptions	(2,685)	(23,369)	(1,584)	(12,414)
Net decrease	(2,230)	(18,771)	(1,275)	(9,886)
The accompanying Notes to Financial Statements are an integral part of this statement.
20	Columbia Overseas Value Fund | Annual Report 2018

Statement of Changes in Net Assets   (continued)
	Year Ended		Year Ended
	February 28, 2018		February 28, 2017 (a)
	Shares	Dollars ($)	Shares	Dollars ($)
Class R
Subscriptions	296,916	2,953,920	60,361	488,285
Fund reorganization	—	—	79,385	580,468
Distributions reinvested	6,260	61,720	1,447	11,564
Redemptions	(113,897)	(1,089,331)	(24,452)	(198,530)
Net increase	189,279	1,926,309	116,741	881,787
Class T(i)
Subscriptions	12,187	105,694	12,501,269	101,422,006
Distributions reinvested	3,506	35,304	215,010	1,754,483
Redemptions	(2,697,739)	(23,784,453)	(27,454,495)	(217,990,338)
Net decrease	(2,682,046)	(23,643,455)	(14,738,216)	(114,813,849)
Total net increase	35,854,649	374,877,174	5,501,338	35,228,062

(a)	Class R shares are based on operations from March 1, 2016 (commencement of operations) through the stated period end.
(b)	Effective July 17, 2017, Class B shares were automatically converted to Class A shares.
(c)	Includes conversions of Class B shares to Class A shares, if any.
(d)	Prior to November 1, 2017, Advisor Class shares were known as Class R4 shares.
(e)	Effective March 27, 2017, Class I shares were redeemed or exchanged for Institutional 3 Class shares.
(f)	Prior to November 1, 2017, Institutional Class shares were known as Class Z shares.
(g)	Prior to November 1, 2017, Institutional 2 Class shares were known as Class R5 shares.
(h)	Prior to November 1, 2017, Institutional 3 Class shares were known as Class Y shares.
(i)	Prior to March 27, 2017, Class T shares were known as Class W shares.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Overseas Value Fund | Annual Report 2018	21

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
Year ended	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Tax return of capital
Class A
2/28/2018	$8.52	0.14	2.04	2.18	(0.15)	(0.18)	—
2/28/2017	$7.46	0.17	1.04	1.21	(0.15)	—	—
2/29/2016	$8.65	0.16	(1.18)	(1.02)	(0.17)	—	—
2/28/2015	$9.20	0.20	(0.49)	(0.29)	(0.26)	—	(0.00) (f)
2/28/2014	$7.65	0.19	1.49	1.68	(0.13)	—	—
Advisor Class(g)
2/28/2018	$8.49	0.15	2.06	2.21	(0.17)	(0.18)	—
2/28/2017	$7.43	0.12	1.10	1.22	(0.16)	—	—
2/29/2016 (h)	$8.78	0.01	(1.17)	(1.16)	(0.19)	—	—
Class C
2/28/2018	$8.48	0.06	2.04	2.10	(0.09)	(0.18)	—
2/28/2017	$7.44	0.06	1.08	1.14	(0.10)	—	—
2/29/2016	$8.64	0.09	(1.17)	(1.08)	(0.12)	—	—
2/28/2015	$9.18	0.13	(0.47)	(0.34)	(0.20)	—	(0.00) (f)
2/28/2014	$7.65	0.12	1.49	1.61	(0.08)	—	—
Institutional Class(j)
2/28/2018	$8.53	0.15	2.05	2.20	(0.17)	(0.18)	—
2/28/2017	$7.46	0.12	1.11	1.23	(0.16)	—	—
2/29/2016	$8.66	0.10	(1.11)	(1.01)	(0.19)	—	—
2/28/2015	$9.20	0.23	(0.48)	(0.25)	(0.29)	—	(0.00) (f)
2/28/2014	$7.66	0.40	1.29	1.69	(0.15)	—	—
Institutional 2 Class(k)
2/28/2018	$8.48	0.18	2.03	2.21	(0.18)	(0.18)	—
2/28/2017	$7.42	0.15	1.09	1.24	(0.18)	—	—
2/29/2016 (l)	$8.78	0.02	(1.18)	(1.16)	(0.20)	—	—
Institutional 3 Class(m)
2/28/2018	$8.49	0.21	2.02	2.23	(0.19)	(0.18)	—
2/28/2017	$7.42	0.07	1.18	1.25	(0.18)	—	—
2/29/2016 (n)	$8.78	0.07	(1.22)	(1.15)	(0.21)	—	—
Class K
2/28/2018	$8.52	0.16	2.04	2.20	(0.16)	(0.18)	—
2/28/2017	$7.46	0.21	1.01	1.22	(0.16)	—	—
2/29/2016	$8.65	0.19	(1.19)	(1.00)	(0.19)	—	—
2/28/2015	$9.20	0.22	(0.49)	(0.27)	(0.28)	—	(0.00) (f)
2/28/2014	$7.65	0.20	1.49	1.69	(0.14)	—	—
The accompanying Notes to Financial Statements are an integral part of this statement.
22	Columbia Overseas Value Fund | Annual Report 2018

Total distributions to shareholders	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)

(0.33)	$10.37	25.72%	1.36% (c)	1.36% (c),(d)	1.41%	47%	$363,817
(0.15)	$8.52	16.25%	1.45% (e)	1.45% (e)	2.13%	89%	$243,879
(0.17)	$7.46	(11.95%)	1.44%	1.44% (d)	1.93%	68%	$171,630
(0.26)	$8.65	(2.92%)	1.40%	1.40% (d)	2.32%	74%	$188,171
(0.13)	$9.20	22.10%	1.71%	1.41% (d)	2.22%	63%	$219,133

(0.35)	$10.35	26.18%	1.11% (c)	1.10% (c),(d)	1.47%	47%	$78,634
(0.16)	$8.49	16.55%	1.20% (e)	1.20% (e)	1.48%	89%	$23,666
(0.19)	$7.43	(13.43%)	1.23% (i)	1.21% (d),(i)	0.22% (i)	68%	$1,425

(0.27)	$10.31	24.87%	2.11% (c)	2.10% (c),(d)	0.61%	47%	$44,594
(0.10)	$8.48	15.32%	2.20% (e)	2.20% (e)	0.80%	89%	$20,829
(0.12)	$7.44	(12.66%)	2.19%	2.19% (d)	1.08%	68%	$5,345
(0.20)	$8.64	(3.60%)	2.16%	2.16% (d)	1.54%	74%	$4,597
(0.08)	$9.18	21.13%	2.46%	2.16% (d)	1.46%	63%	$4,843

(0.35)	$10.38	25.94%	1.11% (c)	1.10% (c),(d)	1.46%	47%	$309,845
(0.16)	$8.53	16.63%	1.20% (e)	1.20% (e)	1.52%	89%	$57,964
(0.19)	$7.46	(11.87%)	1.22%	1.20% (d)	1.25%	68%	$3,660
(0.29)	$8.66	(2.56%)	1.16%	1.16% (d)	2.64%	74%	$340
(0.15)	$9.20	22.19%	1.52%	1.21% (d)	4.97%	63%	$88

(0.36)	$10.33	26.23%	0.99% (c)	0.98% (c)	1.82%	47%	$68,822
(0.18)	$8.48	16.79%	0.98% (e)	0.98% (e)	1.82%	89%	$29,936
(0.20)	$7.42	(13.41%)	1.04% (i)	1.04% (i)	0.45% (i)	68%	$768

(0.37)	$10.35	26.37%	0.94% (c)	0.93% (c)	2.08%	47%	$340,651
(0.18)	$8.49	16.95%	0.95% (e)	0.95% (e)	0.85%	89%	$13,916
(0.21)	$7.42	(13.34%)	0.92% (i)	0.92% (i)	1.26% (i)	68%	$2

(0.34)	$10.38	25.98%	1.24% (c)	1.23% (c)	1.62%	47%	$147
(0.16)	$8.52	16.45%	1.24% (e)	1.24% (e)	2.55%	89%	$139
(0.19)	$7.46	(11.80%)	1.23%	1.23%	2.26%	68%	$131
(0.28)	$8.65	(2.73%)	1.22%	1.22%	2.49%	74%	$172
(0.14)	$9.20	22.25%	1.33%	1.26%	2.39%	63%	$197
Columbia Overseas Value Fund | Annual Report 2018	23

Financial Highlights  (continued)
Year ended	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Tax return of capital
Class R
2/28/2018	$8.33	0.08	2.03	2.11	(0.13)	(0.18)	—
2/28/2017 (o)	$7.46	0.06	0.94	1.00	(0.13)	—	—
Class T(p)
2/28/2018	$8.51	0.09	2.08	2.17	(0.15)	(0.18)	—
2/28/2017	$7.45	0.23	0.98	1.21	(0.15)	—	—
2/29/2016	$8.64	0.19	(1.21)	(1.02)	(0.17)	—	—
2/28/2015	$9.19	0.21	(0.50)	(0.29)	(0.26)	—	(0.00) (f)
2/28/2014	$7.65	0.19	1.48	1.67	(0.13)	—	—

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Ratios include line of credit interest expense which is less than 0.01%.
(d)	The benefits derived from expense reductions had an impact of less than 0.01%.
(e)	Expenses have been reduced due to a reimbursement of expenses overbilled by a third party. If the reimbursement had been excluded, the expense ratios would have been higher by the percentages shown for each class in the table below. All fee waivers and expense reimbursements by the Investment Manager and its affiliates were applied before giving effect to this third party reimbursement.

Year ended	Class A	Advisor Class	Class C	Institutional Class	Institutional 2 Class	Institutional 3 Class	Class K	Class R	Class T
02/28/2017	0.01%	0.02%	0.02%	0.02%	0.02%	0.03%	0.01%	0.02%	0.01%

(f)	Rounds to zero.
(g)	Prior to November 1, 2017, Advisor Class shares were known as Class R4 shares.
(h)	Advisor Class shares commenced operations on July 1, 2015. Per share data and total return reflect activity from that date.
(i)	Annualized.
(j)	Prior to November 1, 2017, Institutional Class shares were known as Class Z shares.
(k)	Prior to November 1, 2017, Institutional 2 Class shares were known as Class R5 shares.
(l)	Institutional 2 Class shares commenced operations on July 1, 2015. Per share data and total return reflect activity from that date.
(m)	Prior to November 1, 2017, Institutional 3 Class shares were known as Class Y shares.
(n)	Institutional 3 Class shares commenced operations on July 1, 2015. Per share data and total return reflect activity from that date.
(o)	Class R shares commenced operations on March 1, 2016. Per share data and total return reflect activity from that date.
(p)	Prior to March 27, 2017, Class T shares were known as Class W shares.
The accompanying Notes to Financial Statements are an integral part of this statement.
24	Columbia Overseas Value Fund | Annual Report 2018

Total distributions to shareholders	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)

(0.31)	$10.13	25.46%	1.61% (c)	1.59% (c),(d)	0.80%	47%	$3,099
(0.13)	$8.33	13.47%	1.70% (e),(i)	1.70% (e),(i)	0.72% (i)	89%	$972

(0.33)	$10.35	25.62%	1.36% (c)	1.36% (c),(d)	0.96%	47%	$1,020
(0.15)	$8.51	16.27%	1.45% (e)	1.45% (e)	2.82%	89%	$23,650
(0.17)	$7.45	(11.97%)	1.44%	1.44% (d)	2.17%	68%	$130,496
(0.26)	$8.64	(2.93%)	1.40%	1.40% (d)	2.41%	74%	$208,707
(0.13)	$9.19	21.97%	1.63%	1.41% (d)	2.21%	63%	$303,273
Columbia Overseas Value Fund | Annual Report 2018	25

Notes to Financial Statements
February 28, 2018
Note 1. Organization
Columbia Overseas Value Fund (the Fund), a series of Columbia Funds Series Trust (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware statutory trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense and sales charge structure. The Fund offers each of the share classes identified below.
Class A shares are subject to a maximum front-end sales charge of 5.75% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months after purchase, charged as follows: 1.00% CDSC if redeemed within 12 months after purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.
Advisor Class shares are not subject to sales charges and are generally available only to omnibus retirement plans and certain investors as described in the Fund’s prospectus. Prior to November 1, 2017, Advisor Class shares were known as Class R4 shares.
Class B shares of the Fund are no longer offered for sale. When available, Class B shares were subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Effective July 17, 2017, Class B shares were automatically converted to Class A shares without a CDSC. On August 4, 2017, the capital owned by Columbia Management Investment Advisers, LLC in Class B shares was redeemed without a CDSC.
Class C shares are subject to a 1.00% CDSC on shares redeemed within 12 months after purchase.
Class I shares of the Fund are no longer offered for sale. When available, Class I shares were not subject to sales charges, and were made available only to the Columbia Family of Funds. On March 27, 2017, Class I shares were redeemed or exchanged for Class Y shares (currently known as Institutional 3 Class shares) of the Fund in a tax free transaction that had no impact on the fees and expenses paid by shareholders.
Institutional Class shares are not subject to sales charges and are generally available only to eligible investors, which are subject to different investment minimums as described in the Fund’s prospectus. Prior to November 1, 2017, Institutional Class shares were known as Class Z shares.
Institutional 2 Class shares are not subject to sales charges and are generally available only to investors purchasing through authorized investment professionals and omnibus retirement plans as described in the Fund’s prospectus. Prior to November 1, 2017, Institutional 2 Class shares were known as Class R5 shares.
Institutional 3 Class shares are not subject to sales charges and are available to institutional and certain other investors as described in the Fund’s prospectus. Prior to November 1, 2017, Institutional 3 Class shares were known as Class Y shares.
The Fund no longer accepts investments by existing investors in Class K shares. When available, Class K shares were not subject to sales charges and were made available only to existing investors in Class K shares. On March 9, 2018, Class K shares were redeemed or exchanged for Advisor Class shares of the Fund in a tax free transaction that had no impact on fees and expenses paid by the shareholders.
Class R shares are not subject to sales charges and are generally available only to certain retirement plans and other investors as described in the Fund’s prospectus.
26	Columbia Overseas Value Fund | Annual Report 2018

Notes to Financial Statements  (continued)
February 28, 2018
Class T shares are subject to a maximum front-end sales charge of 2.50% per transaction and must be purchased through financial intermediaries that, by written agreement with Columbia Management Investment Distributors, Inc., are specifically authorized to sell Class T shares. Prior to March 27, 2017, Class T shares were known as Class W shares, were not subject to sales charges, and were generally available only to investors purchasing through authorized investment programs managed by investment professionals, including discretionary managed accounts.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
All equity securities and exchange-traded funds are valued at the close of business of the New York Stock Exchange. Equity securities and exchange-traded funds are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.
Foreign equity securities are valued based on the closing price on the foreign exchange in which such securities are primarily traded. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board of Trustees, including, if available, utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. The fair value of a security is likely to be different from the quoted or published price, if available.
Investments in open-end investment companies, including money market funds, are valued at their latest net asset value.
Forward foreign currency exchange contracts are marked-to-market based upon foreign currency exchange rates provided by a pricing service.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
Columbia Overseas Value Fund | Annual Report 2018	27

Notes to Financial Statements  (continued)
February 28, 2018
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Foreign currency transactions and translations
The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of regular trading on the New York Stock Exchange. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.
For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.
Derivative instruments
The Fund invests in certain derivative instruments, as detailed below, to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligations under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell or terminate, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.
A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform its obligations under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty, plus any replacement costs or related amounts. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the clearinghouse or central counterparty (CCP) provides some protection in the case of clearing member default. The clearinghouse or CCP stands between the buyer and the seller of the contract; therefore, additional counterparty credit risk is failure of the clearinghouse or CCP. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer account. While brokers are required to segregate customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s customers (including the Fund), potentially resulting in losses to the Fund.
In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives contract counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset or netting in bankruptcy, insolvency or other events.
28	Columbia Overseas Value Fund | Annual Report 2018

Notes to Financial Statements  (continued)
February 28, 2018
Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the clearinghouse or CCP for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract specific for over-the-counter derivatives. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
Certain ISDA Master Agreements allow counterparties of over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund’s net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty. The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement. In addition to considering counterparty credit risk, the Fund would consider terminating the derivatives contracts based on whether termination would result in a net liability owed from the counterparty.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.
Forward foreign currency exchange contracts
Forward foreign currency exchange contracts are over-the-counter agreements between two parties to buy and sell a currency at a set price on a future date. The Fund utilized forward foreign currency exchange contracts to hedge the currency exposure associated with some or all of the Fund’s securities, to shift investment exposure from one currency to another, to shift U.S. dollar exposure to achieve a representative weighted mix of major currencies in its benchmark and/or to recover an underweight country exposure in its portfolio. These instruments may be used for other purposes in future periods.
The values of forward foreign currency exchange contracts fluctuate daily with changes in foreign currency exchange rates. Changes in the value of these contracts are recorded as unrealized appreciation or depreciation until the contract is exercised or has expired. The Fund will realize a gain or loss when the forward foreign currency exchange contract is closed or expires.
The use of forward foreign currency exchange contracts does not eliminate fluctuations in the prices of the Fund’s portfolio securities. The risks of forward foreign currency exchange contracts include movement in the values of the foreign currencies relative to the U.S. dollar (or other foreign currencies) and the possibility that counterparties will not complete their contractual obligations, which may be in excess of the amount reflected, if any, in the Statement of Assets and Liabilities.
Options contracts
Options are contracts which entitle the holder to purchase or sell securities or other identified assets at a specified price, or in the case of index option contracts, to receive or pay the difference between the index value and the strike price of the index option contract. Option contracts can be either exchange-traded or over-the-counter. The Fund purchased option contracts to decrease the Fund’s exposure to equity market risk and to increase return on investments. These instruments may be used for other purposes in future periods. Completion of transactions for option contracts traded in the over-the-counter market depends upon the performance of the other party. Cash collateral may be collected or posted by the Fund to secure certain over-the-counter option contract trades. Cash collateral held or posted by the Fund for such option contract trades must be returned to the broker or the Fund upon closure, exercise or expiration of the contract.
Options contracts purchased are recorded as investments. When the Fund writes an options contract, the premium received is recorded as an asset and an amount equivalent to the premium is recorded as a liability in the Statement of Assets and Liabilities and is subsequently adjusted to reflect the current fair value of the option written. Changes in the fair value of the written option are recorded as unrealized appreciation or depreciation until the contract is exercised or has expired. The Fund
Columbia Overseas Value Fund | Annual Report 2018	29

Notes to Financial Statements  (continued)
February 28, 2018
will realize a gain or loss when the option contract is closed or expires. When option contracts are exercised, the proceeds on sales for a written call or purchased put option contract, or the purchase cost for a written put or purchased call option contract, is adjusted by the amount of premium received or paid.
For over-the-counter options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Option contracts written by the Fund do not typically give rise to significant counterparty credit risk, as options written generally obligate the Fund and not the counterparty to perform. The risk in writing a call option contract is that the Fund gives up the opportunity for profit if the market price of the security increases above the strike price and the option contract is exercised. The risk in writing a put option contract is that the Fund may incur a loss if the market price of the security decreases below the strike price and the option contract is exercised. Exercise of a written option could result in the Fund purchasing or selling a security or foreign currency when it otherwise would not, or at a price different from the current market value. In purchasing and writing options, the Fund bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Fund may not be able to enter into a closing transaction due to an illiquid market.
Effects of derivative transactions in the financial statements
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.
The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at February 28, 2018:
	Asset derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Foreign exchange risk	Unrealized appreciation on forward foreign currency exchange contracts	2,826,179

	Liability derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Foreign exchange risk	Unrealized depreciation on forward foreign currency exchange contracts	1,358,313
The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended February 28, 2018:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Forward foreign currency exchange contracts ($)	Options contracts purchased ($)	Total ($)
Equity risk	—	(340,484)	(340,484)
Foreign exchange risk	153,814	—	153,814
Total	153,814	(340,484)	(186,670)

30	Columbia Overseas Value Fund | Annual Report 2018

Notes to Financial Statements  (continued)
February 28, 2018
Change in unrealized appreciation (depreciation) on derivatives recognized in income
Risk exposure category	Forward foreign currency exchange contracts ($)
Foreign exchange risk	2,075,040
The following table is a summary of the average outstanding volume by derivative instrument for the year ended February 28, 2018:
Derivative instrument	Average value ($)*
Options contracts — purchased	23,696

Derivative instrument	Average unrealized appreciation ($)**	Average unrealized depreciation ($)**
Forward foreign currency exchange contracts	1,009,321	601,299

*	Based on the ending daily outstanding amounts for the year ended February 28, 2018.
**	Based on the ending quarterly outstanding amounts for the year ended February 28, 2018.
Offsetting of assets and liabilities
The following table presents the Fund’s gross and net amount of assets and liabilities available for offset under netting arrangements as well as any related collateral received or pledged by the Fund as of February 28, 2018:
Morgan Stanley ($)
Assets
Forward foreign currency exchange contracts	2,826,179
Liabilities
Forward foreign currency exchange contracts	1,358,313
Total financial and derivative net assets	1,467,866
Total collateral received (pledged) (a)	30,000
Net amount (b)	1,437,866

(a)	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.
(b)	Represents the net amount due from/(to) counterparties in the event of default.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information on the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported,
Columbia Overseas Value Fund | Annual Report 2018	31

Notes to Financial Statements  (continued)
February 28, 2018
estimates for return of capital are made by the Fund’s management. Management’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company net taxable income and net capital gains, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its ordinary income, capital gains net income and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.
Distributions to shareholders
Distributions from net investment income, if any, are declared and paid semi-annually. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Recent accounting pronouncement
Accounting Standards Update 2017-08 Premium Amortization on Purchased Callable Debt Securities
In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2017-08 Premium Amortization on Purchased Callable Debt Securities. ASU No. 2017-08 updates the accounting standards to shorten the amortization period for certain purchased callable debt securities, held at a premium, to be amortized to the earliest call date. The update applies to securities with explicit, noncontingent call features that are callable at fixed prices and on preset
32	Columbia Overseas Value Fund | Annual Report 2018

Notes to Financial Statements  (continued)
February 28, 2018
dates. The standard is effective for annual periods beginning after December 15, 2018 and interim periods within those fiscal years. At this time, management is evaluating the implication of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.87% to 0.67% as the Fund’s net assets increase. The effective management services fee rate for the year ended February 28, 2018 was 0.85% of the Fund’s average daily net assets.
Other expenses
Other expenses are for, among other things, miscellaneous expenses of the Fund or the Board of Trustees, including payments to Board Services Corp., a company that dissolved on August 25, 2017, which had provided limited administrative services to the Fund and the Board of Trustees. That company’s expenses included boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. For the year ended February 28, 2018, other expenses paid by the Fund to this company were $1,081.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan. All amounts payable under the Plan constitute a general unsecured obligation of the Fund.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated funds governed by the Board of Trustees, based on relative net assets.
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with DST Asset Manager Solutions, Inc. (DST) to serve as sub-transfer agent. The Transfer Agent pays the fees of DST for services as sub-transfer agent and DST is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
Columbia Overseas Value Fund | Annual Report 2018	33

Notes to Financial Statements  (continued)
February 28, 2018
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Effective August 1, 2017, total transfer agency fees for Class K, Institutional 2 Class and Institutional 3 Class shares are subject to an annual limitation of not more than 0.07%, 0.07% and 0.02%, respectively, of the average daily net assets attributable to each share class. Prior to August 1, 2017, these limitations were 0.075% for Class K and Institutional 2 Class shares and 0.025% for Class I and Institutional 3 Class shares.
For the year ended February 28, 2018, the Fund’s effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:
Effective rate (%)
Class A	0.18
Advisor Class	0.18
Class B	0.10 (a),(b)
Class C	0.18
Class I	0.00 (b),(c)
Institutional Class	0.18
Institutional 2 Class	0.06
Institutional 3 Class	0.01
Class K	0.06
Class R	0.17
Class T	0.18

(a)	Effective July 17, 2017, Class B shares were automatically converted to Class A shares.
(b)	Unannualized.
(c)	Effective March 27, 2017, Class I shares were redeemed or exchanged for Institutional 3 Class shares.
An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended February 28, 2018, these minimum account balance fees reduced total expenses of the Fund by $489.
Plan administration fees
Under a Plan Administration Services Agreement with the Transfer Agent, the Fund pays an annual fee at a rate of 0.25% of the Fund’s average daily net assets attributable to Class K shares for the provision of various administrative, recordkeeping, communication and educational services.
Distribution and service fees
The Fund has entered into an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. The Board of Trustees has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) applicable to certain share classes, which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.
Under the Plans, the Fund pays a monthly combined distribution and service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A shares of the Fund. Also under the Plans, the Fund pays a monthly service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class B, Class C and Class T shares of the Fund and a monthly distribution fee to the Distributor at the maximum annual rates of 0.75%, 0.75%, 0.50% and 0.25% of the average daily net assets attributable to Class B, Class C, Class R and Class T shares of the Fund, respectively. As a result of all Class B shares of the Fund being redeemed or converted to Class A shares, August 4, 2017 was the last day the Fund paid a distribution and service fee for Class B shares.
34	Columbia Overseas Value Fund | Annual Report 2018

Notes to Financial Statements  (continued)
February 28, 2018
Although the Fund may pay a distribution fee up to 0.25% of the Fund’s average daily net assets attributable to Class T shares and a service fee of up to 0.25% of the Fund’s average daily net assets attributable to Class T shares, the aggregate fee shall not exceed 0.25% of the Fund’s average daily net assets attributable to Class T shares.
Sales charges (unaudited)
Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares for the year ended February 28, 2018, if any, are listed below:
Amount ($)
Class A	803,304
Class C	5,090
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the class’ average daily net assets:
	Contractual expense cap February 1, 2018 through June 30, 2019	Contractual expense cap July 1, 2017 through January 31, 2018	Contractual expense cap prior to July 1, 2017
Class A	1.28%	1.39%	1.46%
Advisor Class	1.03	1.14	1.21
Class C	2.03	2.14	2.21
Institutional Class	1.03	1.14	1.21
Institutional 2 Class	0.92	1.025	1.07
Institutional 3 Class	0.87	0.975	1.02
Class K	1.17	1.275	1.32
Class R	1.53	1.64	1.71
Class T	1.28	1.39	1.46
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. In addition to the contractual agreement, the Investment Manager and certain of its affiliates have voluntarily agreed to waive fees and/or reimburse Fund expenses (excluding certain fees and expenses described above) so that Fund level expenses (expenses directly attributable to the Fund and not to a specific share class) are waived proportionately across all share classes, but the Fund’s net operating expenses shall not exceed the contractual annual rates listed in the table above. This arrangement may be revised or discontinued at any time. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
Columbia Overseas Value Fund | Annual Report 2018	35

Notes to Financial Statements  (continued)
February 28, 2018
At February 28, 2018, these differences were primarily due to differing treatment for deferral/reversal of wash sale losses, passive foreign investment company (PFIC) holdings, derivative investments, capital loss carryforwards, trustees’ deferred compensation and foreign currency transactions. To the extent these differences were permanent, reclassifications were made among the components of the Fund’s net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications.
In the Statement of Assets and Liabilities the following reclassifications were made:
Excess of distributions over net investment income ($)	Accumulated net realized (loss) ($)	Paid in capital ($)
1,339,080	(1,339,080)	—
Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.
The tax character of distributions paid during the years indicated was as follows:
February 28, 2018			February 28, 2017
Ordinary income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Long-term capital gains ($)	Total ($)
15,989,939	16,388,670	32,378,609	14,742,449	—	14,742,449
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
At February 28, 2018, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized appreciation ($)
2,639,672	15,124,142	(282,450,205)	75,492,759
At February 28, 2018, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized appreciation ($)
1,131,987,606	135,022,099	(59,529,340)	75,492,759
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
The following capital loss carryforwards, determined at February 28, 2018, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code. Capital loss carryforwards with no expiration are required to be utilized prior to any capital losses which carry an expiration date. As a result of this ordering rule, capital loss carryforwards which carry an expiration date may be more likely to expire unused. In addition, for the year ended February 28, 2018, capital loss carryforwards utilized, expired unused and permanently lost, if any, were as follows:
2019 ($)	No expiration short-term ($)	No expiration long-term ($)	Total ($)	Utilized ($)	Expired ($)	Permanently lost ($)
—	167,478	282,282,727	282,450,205	4,524,433	—	—
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
36	Columbia Overseas Value Fund | Annual Report 2018

Notes to Financial Statements  (continued)
February 28, 2018
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $739,906,119 and $404,359,900, respectively, for the year ended February 28, 2018. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 7. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations.
For the year ended February 28, 2018, the average daily loan balance outstanding on days when borrowing existed was $2,200,000 at a weighted average interest rate of 1.99%. Interest expense incurred by the Fund is recorded as a line of credit interest expense in the Statement of Operations. The Fund had no outstanding borrowings at February 28, 2018.
Note 8. Fund reorganization
At the close of business on June 24, 2016, the Fund acquired the assets and assumed the identified liabilities of Columbia International Value Fund, a series of the Trust (the Acquired Fund). The reorganization was completed after the Board of Trustees of the Acquired Fund approved a plan of reorganization at a meeting held on June 13-15, 2016. The purpose of the transaction was to combine two funds managed by the Investment Manager with comparable investment objectives and strategies.
The aggregate net assets of the Fund immediately before the reorganization were $601,689,475 and the combined net assets immediately after the reorganization were $767,936,962.
The reorganization was accomplished by a tax-free exchange of 13,490,091 shares of the Acquired Fund valued at $166,247,487 (including $(32,350,053) of unrealized depreciation).
Columbia Overseas Value Fund | Annual Report 2018	37

Notes to Financial Statements  (continued)
February 28, 2018
In exchange for the Acquired Fund’s shares, the Fund issued the following number of shares:
Shares
Class A	8,333,117
Advisor Class	2,279,636
Class B	15,891
Class C	2,169,552
Class I	263
Institutional Class	7,340,480
Institutional 2 Class	2,027,062
Class R	79,385
For financial reporting purposes, net assets received and shares issued by the Fund were recorded at fair value; however, the Acquired Fund’s cost of investments was carried forward.
The financial statements reflect the operations of the Fund for the period prior to the reorganization and the combined fund for the period subsequent to the reorganization. Because the combined investment portfolios have been managed as a single integrated portfolio since the reorganization was completed, it is not practicable to separate the amounts of revenue and earnings of the Acquired Fund that have been included in the combined Fund’s Statement of Operations since the reorganization was completed.
Assuming the reorganization had been completed on March 1, 2016, the Fund’s pro-forma net investment income, net gain on investments, net change in unrealized appreciation and net increase in net assets from operations for the year ended February 28, 2017 would have been approximately $20.0 million, $40.2 million, $47.5 million and $107.7 million, respectively.
Note 9. Significant risks
Financial sector risk
The Fund may be more susceptible to the particular risks that may affect companies in the financial services sector than if it were invested in a wider variety of companies in unrelated sectors. Companies in the financial services sector are subject to certain risks, including the risk of regulatory change, decreased liquidity in credit markets and unstable interest rates. Such companies may have concentrated portfolios, such as a high level of loans to real estate developers, which makes them vulnerable to economic conditions that affect that industry. Performance of such companies may be affected by competitive pressures and exposure to investments or agreements that, under certain circumstances, may lead to losses (e.g., subprime loans). Companies in the financial services sector are subject to extensive governmental regulation that may limit the amount and types of loans and other financial commitments they can make, and interest rates and fees that they may charge. In addition, profitability of such companies is largely dependent upon the availability and the cost of capital.
Foreign securities and emerging market countries risk
Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities. Investing in emerging markets may accentuate these risks. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation which could hurt their economies and securities markets. To the extent that the Fund concentrates its investment exposure to any one or a few specific countries, the Fund will be particularly susceptible to the various conditions, events or other factors impacting those countries and may, therefore, have a greater risk than that of a fund which is more geographically diversified.
Shareholder concentration risk
At February 28, 2018, affiliated shareholders of record owned 51.5% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its
38	Columbia Overseas Value Fund | Annual Report 2018

Notes to Financial Statements  (continued)
February 28, 2018
liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 10. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 11. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.
Columbia Overseas Value Fund | Annual Report 2018	39

Report of Independent Registered Public Accounting Firm
To the Trustees of Columbia Funds Series Trust and Shareholders of Columbia Overseas Value Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Overseas Value Fund (one of the funds constituting Columbia Funds Series Trust, referred to hereafter as the "Fund") as of February 28, 2018, the related statement of operations for the year ended February 28, 2018, the statement of changes in net assets for each of the two years in the period ended February 28, 2018, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of February 28, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended February 28, 2018 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of February 28, 2018 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
April 20, 2018
We have served as auditors of one or more investment companies within the Columbia Funds Complex since 1977.
40	Columbia Overseas Value Fund | Annual Report 2018

Federal Income Tax Information
(Unaudited)
The Fund hereby designates the following tax attributes for the fiscal year ended February 28, 2018. Shareholders will be notified in early 2019 of the amounts for use in preparing 2018 income tax returns.
Qualified dividend income	Capital gain dividend	Foreign taxes paid to foreign countries	Foreign taxes paid per share to foreign countries	Foreign source income	Foreign source income per share
100.00%	$33,088,453	$2,320,580	$0.02	$25,192,267	$0.22
Qualified dividend income. For taxable, non-corporate shareholders, the percentage of ordinary income distributed during the fiscal year that represents qualified dividend income subject to reduced tax rates.
Capital gain dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period.
Foreign taxes. The Fund makes the election to pass through to shareholders the foreign taxes paid. Eligible shareholders may claim a foreign tax credit. These taxes, and the corresponding foreign source income, are provided.
Columbia Overseas Value Fund | Annual Report 2018	41

TRUSTEES AND OFFICERS
Shareholders elect the Board that oversees the Fund’s operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, Trustees not affiliated with the Investment Manager generally may serve through the end of the calendar year in which they reach either the mandatory retirement age established by the Board or the fifteenth anniversary of the first Columbia Funds Board meeting they attended as a member of the Board.
Independent trustees
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
George S. Batejan c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1953	Trustee since 1/17	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	125	Advisory Board Member, University of Colorado Business School since November 2015; former Chairman of the Board, NICSA (National Investment Company Services Association) (Executive Committee, Nominating Committee and Governance Committee), 2014-2016; former Director, Intech Investment Management, 2011- 2016; former Board Member, Metro Denver Chamber of Commerce, 2015-2016
Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; specializing in arbitration and mediation; Interim President and Chief Executive Officer, Blue Cross and Blue Shield of Minnesota (health care insurance) since February 2018; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees; Interim Chair, Minnesota Sports Facilities Authority, March 2017-July 2017	125	Trustee, BlueCross BlueShield of Minnesota since 2009 (Chair of the Business Development Committee, 2014-2017; Chair of the Governance Committee since 2017); Chair of the Robina Foundation since August 2013; former Member of the Board, Minnesota Sports Facilities Authority, January 2017-July 2017
Edward J. Boudreau, Jr. c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1944	Chair of the Board since 1/18; Trustee since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000; FINRA Industry Arbitrator, 2002-present; Chairman and Chief Executive Officer, John Hancock Investments (asset management), Chairman and Interested Trustee for open-end and closed-end funds offered by John Hancock, 1989-2000; John Hancock Mutual Life Insurance Company, including Senior Vice President and Treasurer and Senior Vice President Information Technology, 1968-1988	125	Former Trustee, Boston Museum of Science (Chair of Finance Committee) 1985-2013; former Trustee, BofA Funds Series Trust (11 funds), 2005-2011
42	Columbia Overseas Value Fund | Annual Report 2018

TRUSTEES AND OFFICERS  (continued)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, Morgan Stanley, 1982-1991	125	Trustee, New York Presbyterian Hospital Board (Executive Committee and Chair of Human Resources Committee) since 1996; Director, Darien Rowayton Bank (Audit Committee) since 2017
William P. Carmichael c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1943	Trustee since 6/11 for RiverSource Funds and since 2003 for Nations Funds	Retired; Co-founder, The Succession Fund (provides exit strategies to owners of privately held companies), 1998-2007; Adjunct Professor of Finance, Kelley School of Business, Indiana University, 1993-2007; Senior Vice President, Sara Lee Corporation, 1991-1993; Senior Vice President and Chief Financial Officer, Beatrice Foods Company, 1984-1990; Vice President, Esmark, Inc., 1973-1984; Associate, Price Waterhouse, 1968-1972	125	Director, The Finish Line (athletic shoes and apparel) since July 2003; former Director, Cobra Electronics Corporation (electronic equipment manufacturer), 1994-August 2014; former Director, Spectrum Brands, Inc. (consumer products), 2002-2009; former Director, Simmons Company (bedding), 2004-2010; former Trustee, BofA Funds Series Trust (11 funds) 2003-2011; former Director, McMoRan Exploration Company (oil and gas exploration and development) 2010 - 2013; former Director, International Textile Corp., 2012-2016; former Director, hhgregg, 2015-2017
Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1950	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	125	Trustee, MA Taxpayers Foundation since 1997; Board of Directors, The MA Business Roundtable since 2003; Board of Governors, Innovation Institute, MA Technology Collaborative since 2010
Brian J. Gallagher c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 12/17	Retired; Partner with Deloitte & Touche LLP and its predecessors, 1977-2016	123	Trustee, Catholic Schools Foundation since 2004
Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1952	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Managing Director, Morgan Stanley, 1982-1989; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	125	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)
Columbia Overseas Value Fund | Annual Report 2018	43

TRUSTEES AND OFFICERS  (continued)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
Minor M. Shaw c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1947	Trustee since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business), 1998-2011	125	Director, BlueCross BlueShield of South Carolina since April 2008; Director, National Association of Corporate Directors, Carolinas Chapter, since 2013; Board Chair, Hollingsworth Funds since 2016; Advisory Board member, Duke Energy Corp. since October 2016; Chair of the Duke Endowment; Chair of Greenville – Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011; former Director, Piedmont Natural Gas, 2004-2016
Sandra Yeager c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1964	Trustee since 12/17	Retired; President and founder, Hanoverian Capital, LLC (SEC registered investment advisor firm), 2008-2016	123	Director, NAPE Education Foundation since October 2016
Interested trustee not affiliated with Investment Manager*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships/ held by Trustee during the past five years
Anthony M. Santomero c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1946	Trustee since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President, Federal Reserve Bank of Philadelphia, 2000-2006, Professor of Finance, The Wharton School, University of Pennsylvania, 1972-2002	123	Trustee, Penn Mutual Life Insurance Company since March 2008; Director, Renaissance Reinsurance Ltd. since May 2008; Director, Citigroup Inc. since 2009; Director, Citibank, N.A. since 2009; former Trustee, BofA Funds Series Trust (11 funds), 2008-2011
*	Dr. Santomero is not an affiliated person of the Investment Manager or Ameriprise Financial. However, he is currently deemed by the Funds to be an “interested person” (as defined in the 1940 Act) of the Funds because he serves as a Director of Citigroup Inc. and Citibank, N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the Funds or accounts advised/managed by the Investment Manager.
44	Columbia Overseas Value Fund | Annual Report 2018

TRUSTEES AND OFFICERS  (continued)
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Trusts and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
William F. Truscott c/o Columbia Management Investment Advisers, LLC 225 Franklin St. Boston, MA 02110 1960	Trustee since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002 for RiverSource Funds and since 5/10 for Nations Funds	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010 - September 2012); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006 - August 2012.	196	Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; former Director, Ameriprise Certificate Company, 2006-January 2013
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
Nations Funds refer to the Funds within the Columbia Funds Complex that historically bore the Nations brand and include series of Columbia Funds Series Trust. RiverSource Funds refer to the Funds within the Columbia Funds Complex that historically bore the RiverSource brand and include series of Columbia Funds Series Trust II.
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611, visiting investor.columbiathreadneedleus.com or contacting your financial intermediary.
Columbia Overseas Value Fund | Annual Report 2018	45

TRUSTEES AND OFFICERS  (continued)
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Truscott, who is Senior Vice President, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds complex or a predecessor thereof	Principal occupation(s) during past five years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously, Vice President and Chief Counsel, January 2010 - December 2014; officer of Columbia Funds and affiliated funds since 2007.
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011), Chief Financial Officer (2009) and Chief Accounting Officer (2015)	Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; senior officer of Columbia Funds and affiliated funds since 2002.
Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Senior Vice President (2011) and Assistant Secretary (2008)	Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since January 2017 (previously Vice President and Lead Chief Counsel, November 2008 - January 2017 and January 2013 - January 2017, respectively; and Chief Counsel, January 2010 - January 2013); Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since May 2010.
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010.
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013 (previously Director and Global Chief Investment Officer, 2010 - 2013).
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Senior Vice President (2017), Chief Legal Officer (2017) and Secretary (2015)	Vice President and Group Counsel, Ameriprise Financial, Inc. since August 2011; officer of Columbia Funds and affiliated funds since 2005.
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)	Managing Director and Global Head of Operations, Columbia Management Investment Advisers, LLC since April 2016 (previously Managing Director and Chief Operating Officer, 2010 - 2016).
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
46	Columbia Overseas Value Fund | Annual Report 2018

Additional information
The Fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting investor.columbiathreadneedleus.com; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting investor.columbiathreadneedleus.com, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit investor.columbiathreadneedleus.com or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
Fund investment manager
Columbia Management Investment Advisers, LLC
225 Franklin Street
Boston, MA 02110
Fund distributor
Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, MA 02110
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 8081
Boston, MA 02266-8081
Columbia Overseas Value Fund | Annual Report 2018	47

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Columbia Overseas Value Fund
P.O. Box 8081
Boston, MA 02266-8081

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
investor.columbiathreadneedleus.com. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved. Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110-2804
© 2018 Columbia Management Investment Advisers, LLC.
investor.columbiathreadneedleus.com
ANN208_02_H01_(04/18)

Item 2. Code of Ethics.

(a)	The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)	During the period covered by this report, there were not any amendments to a provision of the code of ethics adopted in 2(a) above.

(c)	During the period covered by this report, there were no waivers, including any implicit waivers, from a provision of the code of ethics described in 2(a) above that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that Pamela G. Carlton, William P. Carmichael, Brian J. Gallagher and Catherine James Paglia, each of whom are members of the registrant’s Board of Trustees and Audit Committee, each qualify as an audit committee financial expert. Ms. Carlton, Mr. Carmichael, Ms. Gallagher and Ms. Paglia are each independent trustees, as defined in paragraph (a)(2) of this item’s instructions.

Item 4. Principal Accountant Fees and Services.

Fee information below is disclosed for the twelve series of the registrant whose reports to stockholders are included in this annual filing.

(a) Audit Fees. Aggregate Audit Fees billed by the principal accountant for professional services rendered during the fiscal years ended February 28, 2018 and February 28, 2017 are approximately as follows:

2018	2017
$324,600	$299,500

Audit Fees include amounts related to the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(b) Audit-Related Fees. Aggregate Audit-Related Fees billed to the registrant by the principal accountant for professional services rendered during the fiscal years ended February 28, 2018 and February 28, 2017 are approximately as follows:

2018	2017
$0	$13,600

Audit-Related Fees include amounts for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported in Audit Fees above. In fiscal year 2017, Audit-Related Fees consist of agreed-upon procedures performed for semi-annual shareholder reports and also includes Audit-Related Fees for agreed-upon procedures for fund mergers.

During the fiscal years ended February 28, 2018 and February 28, 2017, there were no Audit-Related Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant.

(c) Tax Fees. Aggregate Tax Fees billed by the principal accountant to the registrant for professional services rendered during the fiscal years ended February 28, 2018 and February 28, 2017 are approximately as follows:

2018	2017
$113,500	$138,300

Tax Fees include amounts for the review of annual tax returns, the review of required shareholder distribution calculations and typically include amounts for professional services by the principal accountant for tax compliance, tax advice and tax planning. Fiscal years 2018 and 2017 also include Tax Fees for foreign tax filings. Fiscal year 2017 also includes Tax Fees for agreed-upon procedures related to fund mergers and final tax returns.

During the fiscal years ended February 28, 2018 and February 28, 2017, there were no Tax Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant.

(d) All Other Fees. Aggregate All Other Fees billed by the principal accountant to the registrant for professional services rendered during the fiscal years ended February 28, 2018 and February 28, 2017 are approximately as follows:

2018	2017
$0	$0

All Other Fees include amounts for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) above.

Aggregate All Other Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant during the fiscal years ended February 28, 2018 and February 28, 2017 are approximately as follows:

2018	2017
$225,000	$228,500

In fiscal years 2018 and 2017, All Other Fees primarily consists of fees billed for internal control examinations of the registrant’s transfer agent and investment adviser.

(e)(1) Audit Committee Pre-Approval Policies and Procedures

The registrant’s Audit Committee is required to pre-approve the engagement of the registrant’s independent auditors to provide audit and non-audit services to the registrant and non-audit services to its investment adviser (excluding any sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser (the “Adviser”) or any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund (a “Control Affiliate”) if the engagement relates directly to the operations and financial reporting of the registrant.

The Audit Committee has adopted a Policy for Engagement of Independent Auditors for Audit and Non-Audit Services (the “Policy”). The Policy sets forth the understanding of the Audit Committee regarding the engagement of the registrant’s independent accountants to provide (i) audit and permissible audit-related, tax and other services to the registrant (“Fund Services”); (ii) non-audit services to the registrant’s Adviser and any Control Affiliates, that relates directly to the operations and financial reporting of a Fund (“Fund-related Adviser Services”); and (iii) certain other audit and non-audit services to the registrant’s Adviser and its Control Affiliates. A service will require specific pre-approval by the Audit Committee if it is to be provided by the Fund’s independent auditor; provided, however, that pre-approval of non-audit services to the Fund, the Adviser or Control Affiliates may be waived if certain de minimis requirements set forth in the SEC’s rules are met.

Under the Policy, the Audit Committee may delegate pre-approval authority to any pre-designated member or members who are independent board members. The member(s) to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next regular meeting. The Audit Committee’s responsibilities with respect to the pre-approval of services performed by the independent auditor may not be delegated to management.

On an annual basis, at a regularly scheduled Audit Committee meeting, the Fund’s Treasurer or other Fund officer shall submit to the Audit Committee a schedule of the types of Fund Services and Fund-related Adviser Services that are subject to specific pre-approval. This schedule will provide a description of each type of service that is subject to specific pre-approval, along with total projected fees for each service. The pre-approval will generally cover a one-year period. The Audit Committee will review and approve the types of services and the projected fees for the next one-year period and may add to, or subtract from, the list of pre-approved services from time to time, based on subsequent determinations. This specific approval acknowledges that the Audit Committee is in agreement with the specific types of services that the independent auditor will be permitted to perform and the projected fees for each service.

The Fund’s Treasurer or other Fund officer shall report to the Audit Committee at each of its regular meetings regarding all Fund Services or Fund-related Adviser Services provided since the last such report was rendered, including a description of the services, by category, with forecasted fees for the annual reporting period, proposed changes requiring specific pre-approval and a description of services provided by the independent auditor, by category, with actual fees during the current reporting period.

*****

(e)(2) 100% of the services performed for items (b) through (d) above during 2018 and 2017 were pre-approved by the registrant’s Audit Committee.

(f) Not applicable.

(g) The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for the fiscal years ended February 28, 2018 and February 28, 2017 are approximately as follows:

2018	2017
$338,500	$380,400

(h) The registrant’s Audit Committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments

(a)	The registrant’s “Schedule I – Investments in securities of unaffiliated issuers” (as set forth in 17 CFR 210.12-12) is included in Item 1 of this Form N-CSR.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive officer and principal financial officer, based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing of this report, have concluded that such controls and procedures are adequately designed to ensure that material information required to be disclosed by the registrant in Form N-CSR is accumulated and communicated to the registrant’s management, including the principal executive officer and principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

(b)	There was no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable.

Item 13. Exhibits.

(a)(1) Code of ethics required to be disclosed under Item 2 of Form N-CSR attached hereto as Exhibit 99.CODE ETH.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant) Columbia Funds Series Trust

By (Signature and Title) /s/ Christopher O. Petersen
Christopher O. Petersen, President and Principal Executive Officer

Date April 20, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title) /s/ Christopher O. Petersen
Christopher O. Petersen, President and Principal Executive Officer

Date April 20, 2018

By (Signature and Title) /s/ Michael G. Clarke
Michael G. Clarke, Treasurer and Chief Financial Officer

Date April 20, 2018